As filed with the Securities and Exchange Commission on November 17, 2023

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. ☐

(Check appropriate box or boxes)

MidCap Financial Investment Corporation

(Exact Name of Registrant as Specified in Charter)

9 West 57th Street,

New York, NY 10019

(Address of Principal Executive Offices)

(212) 515-3450

(Area Code and Telephone Number)

Kristin Hester

Chief Legal Officer

MidCap Financial Investment Corporation

9 West 57th Street

New York, NY 10019

(Name and Address of Agent for Service)

Copies to:

David W. Blass, Esq.

Jonathan L. Corsico, Esq.

Steven Grigoriou, Esq.

Jonathan Pacheco, Esq.

Simpson Thacher & Bartlett LLP

900 G Street, N.W.

Washington, DC 20001

Telephone: (202) 636-5500

Fax: (202) 636-5502

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective and upon completion of the transactions described in the enclosed document.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the U.S. Securities and Exchange Commission. MidCap Financial Investment Corporation may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This document is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or jurisdiction where such offer or sale is not permitted.

PRELIMINARY—SUBJECT TO COMPLETION—DATED NOVEMBER 17, 2023

MIDCAP FINANCIAL INVESTMENT CORPORATION

9 West 57th Street

New York, NY 10019

MERGER PROPOSED—YOUR VOTE IS VERY IMPORTANT

[            ], 2023

Dear Stockholder:

You are cordially invited to attend the Special Meeting of Stockholders (the “MFIC Special Meeting”) of MidCap Financial Investment Corporation, a Maryland corporation (“MFIC”), to be held virtually on [            ], 2023, at [    ] a.m., Eastern Time, at the following website: [    ]. Stockholders of record of MFIC (“MFIC Stockholders”) at the close of business on [            ], 2023 are entitled to notice of, and to vote at, the MFIC Special Meeting or any adjournment or postponement thereof.

The notice of special meeting and the joint proxy statement/prospectus accompanying this letter provide an outline of the business to be conducted at the MFIC Special Meeting. At the MFIC Special Meeting, you will be asked to approve the issuance of shares of common stock, par value $0.001 per share, of MFIC (“MFIC Common Stock”) pursuant to the Mergers (as defined below) in accordance with NASDAQ listing rule requirements (“MFIC Share Issuance” and such proposal, the “MFIC Share Issuance Proposal”).

MFIC, Apollo Senior Floating Rate Fund Inc., a Maryland corporation (“AFT”) and Apollo Tactical Income Fund Inc., a Maryland corporation (“AIF”), are proposing a combination of all three companies by mergers and related transactions pursuant to two separate Agreements and Plan of Merger. MFIC is a closed-end, externally managed, diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of AFT and AIF are registered under the 1940 Act as diversified, closed-end management investment companies.

The closing of the AFT Mergers (as defined below) (the “AFT Closing”) are contingent upon (a) MFIC Stockholder approval of the MFIC Share Issuance Proposal, (b) approval of the AFT Mergers by holders of shares of common stock, par value $0.001 per share (“AFT Common Stock”), of AFT, and (c) satisfaction or waiver of certain other closing conditions. If the AFT Mergers do not close, then MFIC will not issue shares of MFIC Common Stock to holders of AFT Common Stock (“AFT Stockholders”), even if the MFIC Share Issuance Proposal is approved by the MFIC Stockholders. The closing of the AIF Mergers (as defined below) (the “AIF Closing”) are contingent upon (a) MFIC Stockholder approval of the MFIC Share Issuance Proposal, (b) approval of the AIF Mergers by holders of shares of common stock, par value $0.001 per share (“AIF Common Stock”), of AIF and (c) satisfaction or waiver of certain other closing conditions. If the AIF Mergers do not close, then MFIC will not issue shares of MFIC Common Stock to holders of AIF Common Stock (“AIF Stockholders”), even if the MFIC Share Issuance Proposal is approved by the MFIC Stockholders.

As of September 30, 2023, the net asset value (“NAV”) of MFIC Common Stock was $15.28 per share. As of September 30, 2023, the NAV of AFT Common Stock was $15.05 per share. As of September 30, 2023, the NAV of AIF Common Stock was $14.63 per share. Based on the NAVs of MFIC, AFT and AIF as of September 30, 2023, (and adjusted for estimated transaction costs), MFIC would issue approximately 0.9849 and 0.9577 shares of MFIC Common Stock for each share of AFT Common Stock and AIF Common Stock outstanding.

AFT Mergers: Pursuant to the Agreement and Plan of Merger, dated as of November 7, 2023, by and among MFIC, AFT, AFT Merger Sub, Inc., a Maryland corporation and a direct wholly-owned subsidiary of MFIC (“AFT Merger Sub”), and, for the limited purposes set forth therein, Apollo Investment Management, L.P., a Delaware limited partnership and the investment adviser to MFIC (“MFIC Adviser”) (as may be amended from time to time, the “AFT Merger Agreement”), subject to the terms and conditions set forth in the AFT Merger Agreement, as of the applicable effective time (the “AFT Effective Time”) AFT Merger Sub would merge with and into AFT (the “AFT First Merger”), with AFT continuing as the surviving company and as a wholly-owned subsidiary of MFIC. Immediately after the effectiveness of the AFT First Merger, AFT would merge with and into MFIC, with MFIC continuing as the surviving company (together with the AFT First Merger, the “AFT Mergers”).

Subject to the terms and conditions of the AFT Merger Agreement, at the AFT Effective Time, each share of AFT Common Stock issued and outstanding immediately prior to the AFT Effective Time (other than shares owned by MFIC or any of its consolidated subsidiaries, including AFT Merger Sub (the “AFT Cancelled Shares”)) will be converted into the right to receive a number of shares of MFIC Common Stock equal to the AFT Exchange Ratio (as defined below) (cash will be paid in lieu of fractional shares). AFT has no preferred stock outstanding, and no preferred stock will be issued by MFIC as a result of the AFT Mergers.

Under the AFT Merger Agreement, as of a mutually agreed date no earlier than 48 hours (excluding Sundays and holidays) prior to the AFT Effective Time (such date, the “AFT Determination Date”), MFIC and AFT will deliver to the other a calculation of its NAV as of such date (such calculation with respect to AFT, the “Closing AFT Net Asset Value” and such calculation with respect to MFIC, the “Closing AFT Merger MFIC Net Asset Value”), in each case using the same set of assumptions, methodologies and adjustments as has been historically used in preparing such calculation. Based on such calculations, the parties will calculate: (1) the “AFT Per Share NAV,” which will be equal to (i) the Closing AFT Net Asset Value divided by (ii) the number of shares of AFT Common Stock issued and outstanding as of the AFT Determination Date (excluding any AFT Cancelled Shares) and (2) the “AFT Merger MFIC Per Share NAV,” which will be equal to (A) the Closing AFT Merger MFIC Net Asset Value divided by (B) the number of shares of MFIC Common Stock issued and outstanding as of the AFT Determination Date. The “AFT Exchange Ratio” will be equal to the quotient (rounded to four decimal places) of (i) the AFT Per Share NAV divided by (ii) the AFT Merger MFIC Per Share NAV.

MFIC and AFT will update and redeliver the Closing AFT Merger Company Net Asset Value or the Closing AFT Net Asset Value, respectively, in the event that the closing of the AFT Mergers is subsequently materially delayed or there is a material change to such calculation between the AFT Determination Date and the closing of the AFT Mergers and as needed to ensure that the calculation is determined within 48 hours (excluding Sundays and holidays) prior to the AFT Effective Time.

Immediately following the AFT Effective Time, MFIC will repay or prepay any amounts outstanding under AFT’s existing credit facility as of the AFT Effective Time, subject to the conditions set forth in MFIC’s senior secured credit facility.

Promptly following closing of the AFT Mergers, MFIC Adviser or its affiliates will pay to holders of shares of AFT Common Stock that are issued and outstanding immediately prior to the AFT Effective Time a special payment equal to $0.25 per share of AFT Common Stock, subject to deduction for any applicable withholding tax. The specific tax characteristics of the $0.25 per share special payment have not yet been determined. No assurances can be given regarding the tax treatment to stockholders of the receipt of this special payment.

The AFT Merger Agreement contains certain termination rights, including if the AFT Mergers are not completed on or before November 7, 2024, or if the requisite approvals of MFIC’s and AFT’s stockholders are not obtained. The AFT Merger Agreement provides that, upon the termination of the AFT Merger Agreement under certain circumstances involving entry into a definitive transaction by AFT with a third party, such third party that enters into the definitive transaction with AFT may be required to pay MFIC a termination fee of $7,029,482. The AFT Merger Agreement also provides that, upon the termination of the AFT Merger Agreement under certain circumstances involving entry into a definitive transaction by MFIC with a third party, such third party that enters into the definitive agreement with MFIC may be required to pay to AFT a termination fee of $29,905,339.

Within thirty days following the closing of the AFT Mergers or the termination of the AFT Merger Agreement pursuant to the terms thereof, as applicable, subject to the closing of the AIF Mergers and applicable law, MFIC shall distribute to the holder of each share of MFIC Common Stock as of a record date to be determined by the MFIC Board an amount in cash equal to $0.20 per share of MFIC Common Stock held by such holder. The specific tax characteristics of the $0.20 per share special distribution have not yet been determined. No assurances can be given regarding the tax treatment to stockholders of the receipt of this special distribution.

AIF Mergers: Pursuant to the Agreement and Plan of Merger, dated as of November 7, 2023, by and among MFIC, AIF, AIF Merger Sub, Inc., a Maryland corporation and a direct wholly-owned subsidiary of MFIC

(“AIF Merger Sub”), and, for the limited purposes set forth therein, MFIC Adviser (as may be amended from time to time, the “AIF Merger Agreement” and, together with the AFT Merger Agreement, the “Merger Agreements”), subject to the terms and conditions set forth in the AIF Merger Agreement, as of the applicable effective time (the “AIF Effective Time”) AIF Merger Sub would merge with and into AIF (the “AIF First Merger”), with AIF continuing as the surviving company and as a wholly-owned subsidiary of MFIC. Immediately after the effectiveness of the AIF First Merger, AIF would merge with and into MFIC, with MFIC continuing as the surviving company (together with the AIF First Merger, the “AIF Mergers” and, together with the AFT Mergers, the “Mergers”).

Subject to the terms and conditions of the AIF Merger Agreement, at the AIF Effective Time, each share of common stock, par value $0.001 per share, of AIF (the “AIF Common Stock”) issued and outstanding immediately prior to the AIF Effective Time (other than shares owned by MFIC or any of its consolidated subsidiaries, including AIF Merger Sub (the “AIF Cancelled Shares”)) will be converted into the right to receive a number of shares of MFIC Common Stock equal to the AIF Exchange Ratio (as defined below), plus any cash (without interest) in lieu of fractional shares. AIF has no preferred stock outstanding, and no preferred stock will be issued by MFIC as a result of the AIF Mergers.

Under the AIF Merger Agreement, as of a mutually agreed date no earlier than 48 hours (excluding Sundays and holidays) prior to the AIF Effective Time (such date, the “AIF Determination Date”), each of MFIC and AIF will deliver to the other a calculation of its net asset value as of such date (such calculation with respect to AIF, the “Closing AIF Net Asset Value” and such calculation with respect to MFIC, the “Closing AIF Merger MFIC Net Asset Value”), in each case using the same set of assumptions, methodologies and adjustments as has been historically used in preparing such calculation. Based on such calculations, the parties will calculate: (1) the “AIF Per Share NAV,” which will be equal to (i) the Closing AIF Net Asset Value divided by (ii) the number of shares of AIF Common Stock issued and outstanding as of the AIF Determination Date (excluding any AIF Cancelled Shares) and (2) the “AIF Merger MFIC Per Share NAV,” which will be equal to (i) the Closing AIF Merger MFIC Net Asset Value divided by (ii) the number of shares of MFIC Common Stock issued and outstanding as of the AIF Determination Date. The “AIF Exchange Ratio” will be equal to the quotient (rounded to four decimal places) of (i) the AIF Per Share NAV divided by (ii) the AIF Merger MFIC Per Share NAV.

MFIC and AIF will update and redeliver the Closing AIF Merger MFIC Net Asset Value or the Closing AIF Net Asset Value, respectively, in the event that the closing of the AIF Mergers is subsequently materially delayed or there is a material change to such calculation between the AIF Determination Date and the closing of the AIF Mergers and as needed to ensure that the calculation is determined within 48 hours (excluding Sundays and holidays) prior to the AIF Effective Time.

Immediately following the AIF Effective Time, MFIC will repay or prepay any amounts outstanding under AIF’s existing credit facility as of the AIF Effective Time, subject to the conditions set forth in MFIC’s senior secured credit facility.

Promptly following closing of the AIF Mergers, MFIC Adviser or its affiliates will pay to holders of shares of AIF Common Stock that are issued and outstanding immediately prior to the AIF Effective Time a special payment equal to $0.25 per share of AIF Common Stock, subject to deduction for any applicable withholding tax. The specific tax characteristics of the $0.25 per share special payment have not yet been determined. No assurances can be given regarding the tax treatment to stockholders of the receipt of this special payment.

The AIF Merger Agreement contains certain termination rights, including if the AIF Mergers are not completed on or before November 7, 2024, or if the requisite approvals of MFIC’s and AIF’s stockholders are not obtained. The AIF Merger Agreement provides that, upon the termination of the AIF Merger Agreement under certain circumstances involving entry into a definitive transaction by AIF with a third party, such third party that enters into the definitive transaction with AIF may be required to pay MFIC a termination fee of $6,348,267. The AIF Merger Agreement also provides that, upon the termination of the AIF Merger Agreement under certain circumstances involving entry into a definitive transaction by MFIC with a third party, such third party that enters into the definitive agreement with MFIC may be required to pay to AIF a termination fee of $29,905,339.

Within thirty days following the closing of the AIF Mergers or the termination of the AIF Merger Agreement pursuant to the terms thereof, as applicable, subject to the closing of the AFT Mergers and applicable law, MFIC shall distribute to the holder of each share of MFIC Common Stock as of a record date to be determined by the MFIC Board an amount in cash equal to $0.20 per share of MFIC Common Stock held by such holder. The specific tax characteristics of the $0.20 per share special distribution have not yet been determined. No assurances can be given regarding the tax treatment to stockholders of the receipt of this special distribution.

Your vote is extremely important. The presence at the MFIC Special Meeting, virtually or represented by proxy, of MFIC Stockholders entitled to cast a majority of all the votes entitled to be cast at the MFIC Special Meeting will constitute a quorum of MFIC. At the MFIC Special Meeting, MFIC Common Stockholders will be asked to vote on the MFIC Share Issuance Proposal. The affirmative vote of MFIC Stockholders representing a majority of all the votes cast at the MFIC Special Meeting is required to approve the MFIC Share Issuance Proposal.

Abstentions will have no effect on the voting outcome of the MFIC Share Issuance Proposal.

After careful consideration, and on the recommendation of a special committee of the Board of Directors of MFIC (the “MFIC Board”), the MFIC Board unanimously approved the Merger Agreements, declared the Mergers and the transactions contemplated by the Merger Agreements advisable and unanimously recommends that MFIC Stockholders vote “FOR” the MFIC Share Issuance Proposal.

It is important that your shares be represented at the MFIC Special Meeting. Please follow the instructions on the enclosed proxy card and authorize a proxy to vote your shares via the Internet, by telephone or by signing, dating and returning the enclosed proxy card. MFIC encourages you to authorize a proxy to vote your shares via the Internet as it saves MFIC significant time and processing costs. Voting by proxy does not deprive you of your right to participate in the virtual MFIC Special Meeting.

This joint proxy statement/prospectus describes the MFIC Special Meeting, the Mergers and the documents related to the Mergers (including the Merger Agreements) and other related matters that MFIC Stockholders should review before voting on the MFIC Share Issuance Proposal and should be retained for future reference. Please carefully read this entire document, including “Risk Factors” beginning on page 40 and as otherwise incorporated by reference in this joint proxy statement/prospectus, for a discussion of the risks relating to the Mergers, MFIC, AFT and AIF. MFIC files periodic reports, current reports, proxy statements and other information with the U.S. Securities and Exchange Commission (the “SEC”). This information is available free of charge, and stockholder inquiries can be made, by contacting MFIC at 9 West 57th Street, New York, NY, 10019 or by calling MFIC at (212) 515-3450 or on MFIC’s website at https://www.midcapfinancialic.com. The SEC also maintains a website at www.sec.gov that contains such information. Except for the documents incorporated by reference into this joint proxy statement/prospectus, information on MFIC’s website is not incorporated into or a part of this joint proxy statement/prospectus.

No matter how many or few shares of MFIC you own, your vote and participation are very important to us.

Sincerely yours,

Howard Widra
Executive Chairman of the MFIC Board

Neither the SEC nor any state securities commission has approved or disapproved of the shares of MFIC Common Stock to be issued under this joint proxy statement/prospectus or determined if this joint proxy statement/prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This joint proxy statement/prospectus is dated [            ], 2023 and is first being mailed or otherwise delivered to MFIC Stockholders on or about [            ], 2023.

MidCap Financial Investment Corporation 9 West 57th Street New York, NY 10019 (212) 515-3450	Apollo Senior Floating Rate Fund Inc. 9 West 57th Street New York, NY 10019 (212) 515-3200	Apollo Tactical Income Fund Inc. 9 West 57th Street New York, NY 10019 (212) 515-3200

MIDCAP FINANCIAL INVESTMENT CORPORATION

9 West 57th Street

New York, NY 10019

NOTICE OF VIRTUAL SPECIAL MEETING OF STOCKHOLDERS

Online Meeting Only—No Physical Meeting Location

[WEBSITE ADDRESS]

[            ], 2023, at [    ] a.m., Eastern Time

Dear Stockholder:

A Special Meeting of Stockholders (the “MFIC Special Meeting”) of MidCap Financial Investment Corporation, a Maryland corporation (“MFIC”), will be conducted online on [            ], 2023, at [    ] a.m., Eastern Time at the following website: [    ].

At the MFIC Special Meeting, the holders of shares of common stock, par value $0.001 per share (“MFIC Common Stock”), of MFIC (“MFIC Stockholders”) will consider and vote on a proposal to approve the issuance of shares of MFIC Common Stock pursuant to the Mergers (as defined below) in accordance with NASDAQ listing rule requirements (“MFIC Share Issuance” and such proposal, the “MFIC Share Issuance Proposal”).

MFIC, Apollo Senior Floating Rate Fund Inc., a Maryland corporation (“AFT”) and Apollo Tactical Income Fund Inc., a Maryland corporation (“AIF”), are proposing a combination of all three companies by mergers and related transactions pursuant to two separate Agreements and Plan of Merger. MFIC is a closed-end, externally managed, diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of AFT and AIF are registered under the 1940 Act as diversified, closed-end management investment companies.

AFT Mergers: Pursuant to the Agreement and Plan of Merger, dated as of November 7, 2023, by and among MFIC, AFT, AFT Merger Sub, Inc., a Maryland corporation and a direct wholly-owned subsidiary of MFIC (“AFT Merger Sub”), and, for the limited purposes set forth therein, Apollo Investment Management, L.P., a Delaware limited partnership and the investment adviser to MFIC (“MFIC Adviser”) (as may be amended from time to time, the “AFT Merger Agreement”), subject to the terms and conditions set forth in the AFT Merger Agreement, as of the applicable effective time (the “AFT Effective Time”) AFT Merger Sub would merge with and into AFT (the “AFT First Merger”), with AFT continuing as the surviving company and as a wholly-owned subsidiary of MFIC. Immediately after the effectiveness of the AFT First Merger, AFT would merge with and into MFIC, with MFIC continuing as the surviving company (together with the AFT First Merger, the “AFT Mergers”).

AIF Mergers: Pursuant to the Agreement and Plan of Merger, dated as of November 7, 2023, by and among MFIC, AIF, AIF Merger Sub, Inc., a Maryland corporation and a direct wholly-owned subsidiary of MFIC (“AIF Merger Sub”), and, for the limited purposes set forth therein, MFIC Adviser (as may be amended from time to time, the “AIF Merger Agreement” and together with the AFT Merger Agreement, the “Merger Agreements”), subject to the terms and conditions set forth in the AIF Merger Agreement, as of the applicable effective time (the “AIF Effective Time”) AIF Merger Sub would merge with and into AIF (the “AIF First Merger”), with AIF continuing as the surviving company and as a wholly-owned subsidiary of MFIC. Immediately after the effectiveness of the AIF First Merger, AIF would merge with and into MFIC, with MFIC continuing as the surviving company (together with the AIF First Merger, the “AIF Mergers” and, together with the AFT Mergers, the “Mergers”).

AFTER CAREFUL CONSIDERATION, AND ON THE RECOMMENDATION OF A SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS OF MFIC (THE “MFIC BOARD”), THE MFIC BOARD UNANIMOUSLY APPROVED THE MERGER AGREEMENTS, DECLARED THE MERGERS AND THE TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENTS ADVISABLE AND UNANIMOUSLY RECOMMENDS THAT THE MFIC STOCKHOLDERS VOTE “FOR” THE MFIC SHARE ISSUANCE PROPOSAL.

You have the right to receive notice of, and to vote at, the MFIC Special Meeting if you were a stockholder of record of MFIC at the close of business on [            ], 2023. A joint proxy statement/prospectus is attached to this Notice that describes the matters to be voted upon at the MFIC Special Meeting or any adjournment(s) or postponement(s) thereof. The enclosed proxy card will instruct you as to how you may authorize a proxy to vote your shares via the Internet, by telephone or by signing, dating and returning the enclosed proxy card. In addition, information regarding how to find the logistical details of the virtual MFIC Special Meeting (including how to remotely access, participate in and vote during the virtual meeting) is included beginning on page 55 of the attached joint proxy statement/prospectus.

Whether or not you plan to participate in the MFIC Special Meeting, we encourage you to authorize a proxy to vote your shares by following the instructions on the enclosed proxy card. Please note, however, that if you wish to vote during the MFIC Special Meeting and your shares are held of record by a broker or nominee, you must obtain a “legal” proxy issued in your name from that record holder.

We are not aware of any other business that may properly be brought before the MFIC Special Meeting and, pursuant to our bylaws, only the matters set forth in the notice of special meeting may be brought before the MFIC Special Meeting.

Thank you for your continued support of MFIC.

By order of the Board of Directors,

Kristin Hester
Chief Legal Officer and Secretary

New York, NY

[            ], 2023

To ensure proper representation at the MFIC Special Meeting, please follow the instructions on the enclosed proxy card to authorize a proxy to vote your shares via the Internet or telephone, or by signing, dating and returning the enclosed proxy card. Even if you authorize a proxy to vote your shares prior to the virtual MFIC Special Meeting, you still may participate in the virtual MFIC Special Meeting.

APOLLO SENIOR FLOATING RATE FUND INC.

9 West 57th Street

New York, NY 10019

MERGER PROPOSED—YOUR VOTE IS VERY IMPORTANT

[            ], 2023

Dear Stockholder:

You are cordially invited to attend the Special Meeting of Stockholders (the “AFT Special Meeting”) of Apollo Senior Floating Rate Fund Inc., a Maryland corporation (“AFT”), to be held virtually on [            ], 2023, at [    ] a.m., Eastern Time, at the following website: [    ]. Stockholders of record of AFT at the close of business on [            ], 2023 are entitled to notice of, and to vote at, the AFT Special Meeting or any adjournment or postponement thereof.

MidCap Financial Investment Corporation, a Maryland corporation (“MFIC”), AFT and Apollo Tactical Income Fund Inc., a Maryland corporation (“AIF”), are proposing a combination of all three companies by mergers and related transactions pursuant to two separate Agreements and Plan of Merger. MFIC is a closed-end, externally managed, diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of AFT and AIF are registered under the 1940 Act as diversified, closed-end management investment companies.

The notice of special meeting and the joint proxy statement/prospectus accompanying this letter provide an outline of the business to be conducted at the AFT Special Meeting. At the AFT Special Meeting, you will be asked to approve the merger of AFT Merger Sub (as defined below) with and into AFT (the “AFT Merger”), with AFT continuing as the surviving company and as a wholly-owned subsidiary of MFIC, pursuant to the Agreement and Plan of Merger, dated as of November 7, 2023, by and among MFIC, AFT, AFT Merger Sub, Inc., a Maryland corporation and a direct wholly-owned subsidiary of MFIC (“AFT Merger Sub”), and, for the limited purposes set forth therein, Apollo Investment Management, L.P., a Delaware limited partnership and the investment adviser to MFIC (“MFIC Adviser”) (as may be amended from time to time, the “AFT Merger Agreement”), subject to the terms and conditions set forth in the AFT Merger Agreement, AFT Merger Sub would merge with and into AFT (the “AFT Merger”) (such proposal, the “AFT Merger Proposal”), with AFT continuing as the surviving company and as a wholly-owned subsidiary of MFIC. Immediately after the effectiveness of the AFT Mergers, AFT would merge with and into MFIC, with MFIC continuing as the surviving company.

The closing of the AFT Mergers (as defined below) (the “AFT Closing”) are contingent upon (a) MFIC Stockholder approval of the issuance of shares of MFIC common stock, par value $0.001 per share (“MFIC Common Stock”) pursuant to the Mergers (as defined below) in accordance with NASDAQ listing rule requirements (“MFIC Share Issuance” and such proposal, the “MFIC Share Issuance Proposal”), (b) approval of the AFT Mergers by holders of shares of common stock, par value $0.001 per share (“AFT Common Stock”), of AFT and (c) satisfaction or waiver of certain other closing conditions. If the AFT Mergers do not close, then MFIC will not issue shares of MFIC Common Stock to holders of AFT Common Stock (“AFT Stockholders”), even if the MFIC Share Issuance Proposal is approved by the MFIC Stockholders. The closing of the AIF Mergers (as defined below) (the “AIF Closing”) are contingent upon (a) MFIC Stockholder approval of the MFIC Share Issuance Proposal, (b) approval of the AIF Mergers by holders of shares of common stock, par value $0.001 per share (“AIF Common Stock”), of AIF, and (c) satisfaction or waiver of certain other closing conditions. If the AIF Mergers do not close, then MFIC will not issue shares of MFIC Common Stock to holders of AIF Common Stock (“AIF Stockholders”), even if the MFIC Share Issuance Proposal is approved by the MFIC Stockholders.

As of September 30, 2023, the net asset value (“NAV”) of MFIC Common Stock was $15.28 per share. As of September 30, 2023, the NAV of AFT Common Stock was $15.05 per share. As of September 30, 2023, the

NAV of AIF Common Stock was $14.63 per share. Based on the NAVs of MFIC, AFT and AIF as of September 30, 2023, (and adjusted for estimated transaction costs), MFIC would issue approximately 0.9849 and 0.9577 shares of MFIC Common Stock for each share of AFT Common Stock and AIF Common Stock outstanding.

AFT Mergers: Pursuant to the AFT Merger Agreement, AFT Merger Sub would merge with and into AFT (the “AFT First Merger”), with AFT continuing as the surviving company and as a wholly-owned subsidiary of MFIC. Immediately after the effectiveness of the AFT First Merger, AFT would merge with and into MFIC, with MFIC continuing as the surviving company (together with the AFT First Merger, the “AFT Mergers”).

Subject to the terms and conditions of the AFT Merger Agreement, at the AFT Effective Time, each share of AFT Common Stock issued and outstanding immediately prior to the AFT Effective Time (other than shares owned by MFIC or any of its consolidated subsidiaries, including AFT Merger Sub (the “AFT Cancelled Shares”)) will be converted into the right to receive a number of shares of MFIC Common Stock equal to the AFT Exchange Ratio (as defined below) (cash will be paid in lieu of fractional shares). AFT has no preferred stock outstanding, and no preferred stock will be issued by MFIC as a result of the AFT Mergers.

Under the AFT Merger Agreement, as of a mutually agreed date no earlier than 48 hours (excluding Sundays and holidays) prior to the AFT Effective Time (such date, the “AFT Determination Date”), MFIC and AFT will deliver to the other a calculation of its NAV as of such date (such calculation with respect to AFT, the “Closing AFT Net Asset Value” and such calculation with respect to MFIC, the “Closing AFT Merger MFIC Net Asset Value”), in each case using the same set of assumptions, methodologies and adjustments as has been historically used in preparing such calculation. Based on such calculations, the parties will calculate: (1) the “AFT Per Share NAV,” which will be equal to (i) the Closing AFT Net Asset Value divided by (ii) the number of shares of AFT Common Stock issued and outstanding as of the AFT Determination Date (excluding any AFT Cancelled Shares) and (2) the “AFT Merger MFIC Per Share NAV,” which will be equal to (A) the Closing AFT Merger MFIC Net Asset Value divided by (B) the number of shares of MFIC Common Stock issued and outstanding as of the AFT Determination Date. The “AFT Exchange Ratio” will be equal to the quotient (rounded to four decimal places) of (i) the AFT Per Share NAV divided by (ii) the AFT Merger MFIC Per Share NAV.

MFIC and AFT will update and redeliver the Closing AFT Merger Company Net Asset Value or the Closing AFT Net Asset Value, respectively, in the event that the closing of the AFT Mergers is subsequently materially delayed or there is a material change to such calculation between the AFT Determination Date and the closing of the AFT Mergers and as needed to ensure that the calculation is determined within 48 hours (excluding Sundays and holidays) prior to the AFT Effective Time.

Immediately following the AFT Effective Time, MFIC will repay or prepay any amounts outstanding under AFT’s existing credit facility as of the AFT Effective Time, subject to the conditions set forth in MFIC’s senior secured credit facility.

Promptly following closing of the AFT Mergers, MFIC Adviser or its affiliates will pay to holders of shares of AFT Common Stock that are issued and outstanding immediately prior to the AFT Effective Time a special payment equal to $0.25 per share of AFT Common Stock, subject to deduction for any applicable withholding tax. The specific tax characteristics of the $0.25 per share special payment have not yet been determined. No assurances can be given regarding the tax treatment to stockholders of the receipt of this special payment.

The AFT Merger Agreement contains certain termination rights, including if the AFT Mergers are not completed on or before November 7, 2024, or if the requisite approvals of MFIC’s and AFT’s stockholders are not obtained. The AFT Merger Agreement provides that, upon the termination of the AFT Merger Agreement under certain circumstances involving entry into a definitive transaction by AFT with a third party, such third party that enters into the definitive transaction with AFT may be required to pay MFIC a termination fee of $7,029,482. The AFT Merger Agreement also provides that, upon the termination of the AFT Merger Agreement under certain circumstances involving entry into a definitive transaction by MFIC with a third party, such third party that enters into the definitive agreement with MFIC may be required to pay to AFT a termination fee of $29,905,339.

Within thirty days following the closing of the AFT Mergers or the termination of the AFT Merger Agreement pursuant to the terms thereof, as applicable, subject to the closing of the AIF Mergers and applicable law, MFIC shall distribute to the holder of each share of MFIC Common Stock as of a record date to be determined by the MFIC Board an amount in cash equal to $0.20 per share of MFIC Common Stock held by such holder. The specific tax characteristics of the $0.20 per share special distribution have not yet been determined. No assurances can be given regarding the tax treatment to stockholders of the receipt of this special distribution.

AIF Mergers: Pursuant to the Agreement and Plan of Merger, dated as of November 7, 2023, by and among MFIC, AIF, AIF Merger Sub, Inc., a Maryland corporation and a direct wholly-owned subsidiary of MFIC (“AIF Merger Sub”), and, for the limited purposes set forth therein, MFIC Adviser (as may be amended from time to time, the “AIF Merger Agreement” and, together with the AFT Merger Agreement, the “Merger Agreements”), subject to the terms and conditions set forth in the AIF Merger Agreement, as of the applicable effective time (the “AIF Effective Time”) AIF Merger Sub would merge with and into AIF (the “AIF First Merger”), with AIF continuing as the surviving company and as a wholly-owned subsidiary of MFIC. Immediately after the effectiveness of the AIF First Merger, AIF would merge with and into MFIC, with MFIC continuing as the surviving company (together with the AIF First Merger, the “AIF Mergers” and, together with the AFT Mergers, the “Mergers”).

Subject to the terms and conditions of the AIF Merger Agreement, at the AIF Effective Time, each share of common stock, par value $0.001 per share, of AIF (the “AIF Common Stock”) issued and outstanding immediately prior to the AIF Effective Time (other than shares owned by MFIC or any of its consolidated subsidiaries, including AIF Merger Sub (the “AIF Cancelled Shares”)) will be converted into the right to receive a number of shares of MFIC Common Stock equal to the AIF Exchange Ratio (as defined below), plus any cash (without interest) in lieu of fractional shares. AIF has no preferred stock outstanding, and no preferred stock will be issued by MFIC as a result of the AIF Mergers.

Under the AIF Merger Agreement, as of a mutually agreed date no earlier than 48 hours (excluding Sundays and holidays) prior to the AIF Effective Time (such date, the “AIF Determination Date”), each of MFIC and AIF will deliver to the other a calculation of its net asset value as of such date (such calculation with respect to AIF, the “Closing AIF Net Asset Value” and such calculation with respect to MFIC, the “Closing AIF Merger MFIC Net Asset Value”), in each case using the same set of assumptions, methodologies and adjustments as has been historically used in preparing such calculation. Based on such calculations, the parties will calculate: (1) the “AIF Per Share NAV,” which will be equal to (i) the Closing AIF Net Asset Value divided by (ii) the number of shares of AIF Common Stock issued and outstanding as of the AIF Determination Date (excluding any AIF Cancelled Shares) and (2) the “AIF Merger MFIC Per Share NAV,” which will be equal to (i) the Closing AIF Merger MFIC Net Asset Value divided by (ii) the number of shares of MFIC Common Stock issued and outstanding as of the AIF Determination Date. The “AIF Exchange Ratio” will be equal to the quotient (rounded to four decimal places) of (i) the AIF Per Share NAV divided by (ii) the AIF Merger MFIC Per Share NAV.

MFIC and AIF will update and redeliver the Closing AIF Merger MFIC Net Asset Value or the Closing AIF Net Asset Value, respectively, in the event that the closing of the AIF Mergers is subsequently materially delayed or there is a material change to such calculation between the AIF Determination Date and the closing of the AIF Mergers and as needed to ensure that the calculation is determined within 48 hours (excluding Sundays and holidays) prior to the AIF Effective Time.

Immediately following the AIF Effective Time, MFIC will repay or prepay any amounts outstanding under AIF’s existing credit facility as of the AIF Effective Time, subject to the conditions set forth in MFIC’s senior secured credit facility.

Promptly following closing of the AIF Mergers, MFIC Adviser or its affiliates will pay to holders of shares of AIF Common Stock that are issued and outstanding immediately prior to the AIF Effective Time a special payment equal to $0.25 per share of AIF Common Stock, subject to deduction for any applicable withholding tax. The specific tax characteristics of the $0.25 per share special payment have not yet been determined. No assurances can be given regarding the tax treatment to stockholders of the receipt of this special payment.

The AIF Merger Agreement contains certain termination rights, including if the AIF Mergers are not completed on or before November 7, 2024, or if the requisite approvals of MFIC’s and AIF’s stockholders are not obtained. The AIF Merger Agreement provides that, upon the termination of the AIF Merger Agreement under certain circumstances involving entry into a definitive transaction by AIF with a third party, such third party that enters into the definitive transaction with AIF may be required to pay MFIC a termination fee of $6,348,267. The AIF Merger Agreement also provides that, upon the termination of the AIF Merger Agreement under certain circumstances involving entry into a definitive transaction by MFIC with a third party, such third party that enters into the definitive agreement with MFIC may be required to pay to AIF a termination fee of $29,905,339.

Within thirty days following the closing of the AIF Mergers or the termination of the AIF Merger Agreement pursuant to the terms thereof, as applicable, subject to the closing of the AFT Mergers and applicable law, MFIC shall distribute to the holder of each share of MFIC Common Stock as of a record date to be determined by the MFIC Board an amount in cash equal to $0.20 per share of MFIC Common Stock held by such holder. The specific tax characteristics of the $0.20 per share special distribution have not yet been determined. No assurances can be given regarding the tax treatment to stockholders of the receipt of this special distribution.

Your vote is extremely important. The presence at the AFT Special Meeting, virtually or represented by proxy, of AFT Stockholders entitled to cast a majority of all the votes entitled to be cast at the AFT Special Meeting will constitute a quorum of AFT. At the AFT Special Meeting, you will be asked to vote on the AFT Merger Proposal. The approval of the AFT Merger Proposal requires the affirmative vote of a majority of the securities of AFT entited to vote on the AFT Merger Proposal.

Abstentions will have the same effect as votes “against” the AFT Merger Proposal.

After careful consideration, and on the recommendation of a special committee of the Board of Directors of AFT (the “AFT Board”), the AFT Board unanimously approved the AFT Merger Agreement, declared the AFT Mergers and the transactions contemplated by the AFT Merger Agreement advisable and unanimously recommends that AFT Stockholders vote “FOR” the AFT Merger Proposal.

It is important that your shares be represented at the AFT Special Meeting. Please follow the instructions on the enclosed proxy card and authorize a proxy to vote your shares via the Internet, by telephone or by signing, dating and returning the enclosed proxy card. AFT encourages you to authorize a proxy to vote your shares via the Internet as it saves AFT significant time and processing costs. Voting by proxy does not deprive you of your right to participate in the virtual AFT Special Meeting.

This joint proxy statement/prospectus describes the AFT Special Meeting, the Mergers, and the documents related to the Mergers (including the Merger Agreement) that AFT Stockholders should review before voting on the AFT Merger Proposal and should be retained for future reference. Please carefully read this entire document, including “Risk  Factors” beginning on page 40 and as otherwise incorporated by reference in this joint proxy statement/prospectus, for a discussion of the risks relating to the Mergers, MFIC, AFT and AFT. AFT files periodic reports, current reports, proxy statements and other information with the U.S. Securities and Exchange Commission (the “SEC”). This information is available free of charge, and stockholder inquiries can be made, by contacting AFT at 9 West 57th Street, New York, NY, 10019 or by calling AFT at (212) 515-3200 or on AFT’s website at https://www.apollofunds.com/apollo-senior-floating-rate-fund. The SEC also maintains a website at www.sec.gov that contains such information. Except for the documents incorporated by reference into this joint proxy statement/prospectus, information on AFT’s website is not incorporated into or a part of this joint proxy statement/prospectus.

No matter how many or few shares of AFT you own, your vote and participation are very important to us.

Sincerely yours,

Barry Cohen
Chairman of the AFT Board

Neither the SEC nor any state securities commission has approved or disapproved of the shares of MFIC Common Stock to be issued under this joint proxy statement/prospectus or determined if this joint proxy statement/prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This joint proxy statement/prospectus is dated [            ], 2023 and is first being mailed or otherwise delivered to AFT Stockholders on or about [            ], 2023.

MidCap Financial Investment Corporation 9 West 57th Street New York, NY 10019 (212) 515-3450	Apollo Senior Floating Rate Fund Inc. 9 West 57th Street New York, NY 10019 (212) 515-3200	Apollo Tactical Income Fund Inc. 9 West 57th Street New York, NY 10019 (212) 515-3200

APOLLO SENIOR FLOATING RATE FUND INC.

9 West 57th Street

New York, NY 10019

NOTICE OF VIRTUAL SPECIAL MEETING OF STOCKHOLDERS

Online Meeting Only—No Physical Meeting Location

[WEBSITE ADDRESS]

[            ], 2023, at [    ] a.m., Eastern Time

Dear Stockholder:

A Special Meeting of Stockholders (the “AFT Special Meeting”) of Apollo Senior Floating Rate Fund Inc., a Maryland corporation (“AFT”), will be conducted online on [            ], 2023, at [    ] a.m., Eastern Time at the following website: [    ].

MidCap Financial Investment Corporation, a Maryland corporation (“MFIC”), AFT and Apollo Tactical Income Fund Inc., a Maryland corporation (“AIF”), are proposing a combination of all three companies by mergers and related transactions pursuant to two separate Agreements and Plan of Merger. MFIC is a closed-end, externally managed, diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of AFT and AIF are registered under the 1940 Act as diversified, closed-end management investment companies.

At the AFT Special Meeting, the holders of shares of common stock, par value $0.001 per share (“AFT Common Stock”), of AFT (“AFT Stockholders”) will consider and vote on a proposal to approve the merger of AFT Merger Sub (as defined below) with and into AFT (the “AFT Merger”), with AFT continuing as the surviving company and as a wholly-owned subsidiary of MFIC, pursuant to the Agreement and Plan of Merger, dated as of November 7, 2023, by and among MFIC, AFT, AFT Merger Sub, Inc., a Maryland corporation and a direct wholly-owned subsidiary of MFIC (“AFT Merger Sub”), and, for the limited purposes set forth therein, Apollo Investment Management, L.P., a Delaware limited partnership and the investment adviser to MFIC (“MFIC Adviser”) (as may be amended from time to time, the “AFT Merger Agreement”), subject to the terms and conditions set forth in the AFT Merger Agreement, AFT Merger Sub would merge with and into AFT (such proposal, the “AIF Merger Proposal”), with AFT continuing as the surviving company and as a wholly-owned subsidiary of MFIC. Immediately after the effectiveness of the AFT Mergers, AFT would merge with and into MFIC, with MFIC continuing as the surviving company.

AFT Mergers: Pursuant to the AFT Merger Agreement, AFT Merger Sub would merge with and into AFT (the “AFT First Merger”), with AFT continuing as the surviving company and as a wholly-owned subsidiary of MFIC. Immediately after the effectiveness of the AFT First Merger, AFT would merge with and into MFIC, with MFIC continuing as the surviving company (together with the AFT First Merger, the “AFT Mergers”).

AIF Mergers: Pursuant to the Agreement and Plan of Merger, dated as of November 7, 2023, by and among MFIC, AIF, AIF Merger Sub, Inc., a Maryland corporation and a direct wholly-owned subsidiary of MFIC (“AIF Merger Sub”), and, for the limited purposes set forth therein, MFIC Adviser (as may be amended from time to time, the “AIF Merger Agreement” and together with the AFT Merger Agreement, the “Merger Agreements”), subject to the terms and conditions set forth in the AIF Merger Agreement, as of the applicable effective time (the “AIF Effective Time”) AIF Merger Sub would merge with and into AIF (the “AIF First Merger”), with AIF continuing as the surviving company and as a wholly-owned subsidiary of MFIC. Immediately after the effectiveness of the AIF First Merger, AIF would merge with and into MFIC, with MFIC continuing as the surviving company (together with the AIF First Merger, the “AIF Mergers” and, together with the AFT Mergers, the “Mergers”).

AFTER CAREFUL CONSIDERATION, AND ON THE RECOMMENDATION OF A SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS OF AFT (THE “AFT BOARD”), THE AFT BOARD UNANIMOUSLY APPROVED THE AFT MERGER AGREEMENT, DECLARED THE AFT MERGERS AND THE TRANSACTIONS CONTEMPLATED BY THE AFT MERGER AGREEMENT ADVISABLE, AND UNANIMOUSLY RECOMMENDS THAT AFT STOCKHOLDERS VOTE “FOR” THE AFT MERGER PROPOSAL.

You have the right to receive notice of, and to vote at, the AFT Special Meeting if you were a stockholder of record of AFT at the close of business on [            ], 2023. A joint proxy statement/prospectus is attached to this Notice that describes the matters to be voted upon at the AFT Special Meeting or any adjournment(s) or postponement(s) thereof. The enclosed proxy card will instruct you as to how you may authorize a proxy to vote your shares via the Internet, by telephone or by signing, dating and returning the enclosed proxy card. In addition, information regarding how to find the logistical details of the virtual AFT Special Meeting (including how to remotely access, participate in and vote during the virtual meeting) is included beginning on page 58 of the attached joint proxy statement/prospectus.

Whether or not you plan to participate in the AFT Special Meeting, we encourage you to authorize a proxy to vote your shares by following the instructions on the enclosed proxy card. Please note, however, that if you wish to vote during the AFT Special Meeting and your shares are held of record by a broker or nominee, you must obtain a “legal” proxy issued in your name from that record holder.

We are not aware of any other business that may properly be brought before the AFT Special Meeting, and, pursuant to our bylaws, only the matters set forth in the notice of special meeting may be brought before the AFT Special Meeting.

Thank you for your continued support of AFT.

By order of the Board of Directors,

Kristin Hester
Chief Legal Officer and Secretary

New York, NY

[            ], 2023

To ensure proper representation at the AFT Special Meeting, please follow the instructions on the enclosed proxy card to authorize a proxy to vote your shares via the Internet or telephone, or by signing, dating and returning the enclosed proxy card. Even if you authorize a proxy to vote your shares prior to the virtual AFT Special Meeting, you still may participate in the virtual AFT Special Meeting.

APOLLO TACTICAL INCOME FUND INC.

9 West 57th Street

New York, NY 10019

MERGER PROPOSED—YOUR VOTE IS VERY IMPORTANT

[            ], 2023

Dear Stockholder:

You are cordially invited to attend the Special Meeting of Stockholders (the “AIF Special Meeting”) of Apollo Tactical Income Fund Inc., a Maryland corporation (“AIF”), to be held virtually on [            ], 2023, at [    ] a.m., Eastern Time, at the following website: [    ]. Stockholders of record of AIF at the close of business on [            ], 2023 are entitled to notice of, and to vote at, the AIF Special Meeting or any adjournment or postponement thereof.

MidCap Financial Investment Corporation, a Maryland corporation (“MFIC”), AIF and Apollo Senior Floating Rate Fund Inc., a Maryland corporation (“AFT”), are proposing a combination of all three companies by mergers and related transactions pursuant to two separate Agreements and Plan of Merger. MFIC is a closed-end, externally managed, diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of AFT and AIF are registered under the 1940 Act as diversified, closed-end management investment companies.

The notice of special meeting and the joint proxy statement/prospectus accompanying this letter provide an outline of the business to be conducted at the AIF Special Meeting. At the AIF Special Meeting, you will be asked to approve the merger of AIF Merger Sub (as defined below) with and into AIF (the “AIF Mergers”), with AIF continuing as the surviving company and as a wholly-owned subsidiary of MFIC, pursuant to the Agreement and Plan of Merger, dated as of November 7, 2023, by and among MFIC, AIF, AIF Merger Sub, Inc., a Maryland corporation and a direct wholly-owned subsidiary of MFIC (“AIF Merger Sub”), and, for the limited purposes set forth therein, Apollo Investment Management, L.P., a Delaware limited partnership and the investment adviser to MFIC (“MFIC Adviser”) (as may be amended from time to time, the “AIF Merger Agreement”), subject to the terms and conditions set forth in the AIF Merger Agreement, AIF Merger Sub would merge with and into AIF (the “AIF Mergers”) (such proposal, the “AIF Merger Proposal”), with AIF continuing as the surviving company and as a wholly-owned subsidiary of MFIC. Immediately after the effectiveness of the AIF Mergers, AIF would merge with and into MFIC, with MFIC continuing as the surviving company.

The closing of the AIF Mergers (as defined below) (the “AIF Closing”) are contingent upon (a) MFIC Stockholder approval of the issuance of shares of MFIC common stock, par value $0.001 per share (“MFIC Common Stock”) pursuant to the Mergers (as defined below) in accordance with NASDAQ listing rule requirements (“MFIC Share Issuance” and such proposal, the “MFIC Share Issuance Proposal”), (b) approval of the AIF Mergers by holders of shares of common stock, par value $0.001 per share (“AIF Common Stock”), of AIF and (c) satisfaction or waiver of certain other closing conditions. If the AIF Mergers do not close, then MFIC will not issue shares of MFIC Common Stock to holders of AIF Common Stock (“AIF Stockholders”), even if the MFIC Share Issuance Proposal is approved by the MFIC Stockholders. The closing of the AFT Mergers (as defined below) (the “AFT Closing”) are contingent upon (a) MFIC Stockholder approval of the MFIC Share Issuance Proposal, (b) approval of the AFT Mergers by holders of shares of common stock, par value $0.001 per share (“AFT Common Stock”), of AFT, and (c) satisfaction or waiver of certain other closing conditions. If the AFT Mergers do not close, then MFIC will not issue shares of MFIC Common Stock to holders of AFT Common Stock (“AFT Stockholders”), even if the MFIC Share Issuance Proposal is approved by the MFIC Stockholders.

As of September 30, 2023, the net asset value (“NAV”) of MFIC Common Stock was $15.28 per share. As of September 30, 2023, the NAV of AFT Common Stock was $15.05 per share. As of September 30, 2023, the NAV of AIF Common Stock was $14.63 per share. Based on the NAVs of MFIC, AFT and AIF as of September 30, 2023, (and adjusted for estimated transaction costs), MFIC would issue approximately 0.9849 and 0.9577 shares of MFIC Common Stock for each share of AFT Common Stock and AIF Common Stock outstanding.

AIF Mergers: Pursuant to the AIF Merger Agreement, AIF Merger Sub would merge with and into AIF (the “AIF First Merger”), with AIF continuing as the surviving company and as a wholly-owned subsidiary of MFIC. Immediately after the effectiveness of the AIF First Merger, AIF would merge with and into MFIC, with MFIC continuing as the surviving company (together with the AIF First Merger, the “AIF Mergers”).

Subject to the terms and conditions of the AIF Merger Agreement, at the AIF Effective Time, each share of AIF Common Stock issued and outstanding immediately prior to the AIF Effective Time (other than shares owned by MFIC or any of its consolidated subsidiaries, including AIF Merger Sub (the “AIF Cancelled Shares”)) will be converted into the right to receive a number of shares of MFIC Common Stock equal to the AIF Exchange Ratio (as defined below) (cash will be paid in lieu of fractional shares). AIF has no preferred stock outstanding, and no preferred stock will be issued by MFIC as a result of the AIF Mergers.

Under the AIF Merger Agreement, as of a mutually agreed date no earlier than 48 hours (excluding Sundays and holidays) prior to the AIF Effective Time (such date, the “AIF Determination Date”), MFIC and AIF will deliver to the other a calculation of its NAV as of such date (such calculation with respect to AIF, the “Closing AIF Net Asset Value” and such calculation with respect to MFIC, the “Closing AIF Merger MFIC Net Asset Value”), in each case using the same set of assumptions, methodologies and adjustments as has been historically used in preparing such calculation. Based on such calculations, the parties will calculate: (1) the “AIF Per Share NAV,” which will be equal to (i) the Closing AIF Net Asset Value divided by (ii) the number of shares of AIF Common Stock issued and outstanding as of the AIF Determination Date (excluding any AIF Cancelled Shares) and (2) the “AIF Merger MFIC Per Share NAV,” which will be equal to (A) the Closing AIF Merger MFIC Net Asset Value divided by (B) the number of shares of MFIC Common Stock issued and outstanding as of the AIF Determination Date. The “AIF Exchange Ratio” will be equal to the quotient (rounded to four decimal places) of (i) the AIF Per Share NAV divided by (ii) the AIF Merger MFIC Per Share NAV.

MFIC and AIF will update and redeliver the Closing AIF Merger Company Net Asset Value or the Closing AIF Net Asset Value, respectively, in the event that the closing of the AIF Mergers is subsequently materially delayed or there is a material change to such calculation between the AIF Determination Date and the closing of the AIF Mergers and as needed to ensure that the calculation is determined within 48 hours (excluding Sundays and holidays) prior to the AIF Effective Time.

Immediately following the AIF Effective Time, MFIC will repay or prepay any amounts outstanding under AIF’s existing credit facility as of the AIF Effective Time, subject to the conditions set forth in MFIC’s senior secured credit facility.

Promptly following closing of the AIF Mergers, MFIC Adviser or its affiliates will pay to holders of shares of AIF Common Stock that are issued and outstanding immediately prior to the AIF Effective Time a special payment equal to $0.25 per share of AIF Common Stock, subject to deduction for any applicable withholding tax. The specific tax characteristics of the $0.25 per share special payment have not yet been determined. No assurances can be given regarding the tax treatment to stockholders of the receipt of this special payment.

The AIF Merger Agreement contains certain termination rights, including if the AIF Mergers are not completed on or before November 7, 2024, or if the requisite approvals of MFIC’s and AIF’s stockholders are not obtained. The AIF Merger Agreement provides that, upon the termination of the AIF Merger Agreement under certain circumstances involving entry into a definitive transaction by AIF with a third party, such third party that enters into the definitive transaction with AIF may be required to pay MFIC a termination fee of $6,348,267. The AIF Merger Agreement also provides that, upon the termination of the AIF Merger Agreement under certain circumstances involving entry into a definitive transaction by MFIC with a third party, such third party that enters into the definitive agreement with MFIC may be required to pay to AIF a termination fee of $29,905,339.

Within thirty days following the closing of the AIF Mergers or the termination of the AIF Merger Agreement pursuant to the terms thereof, as applicable, subject to the closing of the AFT Mergers and applicable law, MFIC shall distribute to the holder of each share of MFIC Common Stock as of a record date to be determined by the MFIC Board an amount in cash equal to $0.20 per share of MFIC Common Stock held by such holder. The specific tax characteristics of the $0.20 per share special distribution have not yet been determined. No assurances can be given regarding the tax treatment to stockholders of the receipt of this special distribution.

AFT Mergers: Pursuant to the Agreement and Plan of Merger, dated as of November 7, 2023, by and among MFIC, AFT, AFT Merger Sub, Inc., a Maryland corporation and a direct wholly-owned subsidiary of MFIC (“AFT Merger Sub”), and, for the limited purposes set forth therein, MFIC Adviser (as may be amended from time to time, the “AFT Merger Agreement” and, together with the AIF Merger Agreement, the “Merger Agreements”), subject to the terms and conditions set forth in the AFT Merger Agreement, as of the applicable effective time (the “AFT Effective Time”) AFT Merger Sub would merge with and into AFT (the “AFT First Merger”), with AFT continuing as the surviving company and as a wholly-owned subsidiary of MFIC. Immediately after the effectiveness of the AFT First Merger, AFT would merge with and into MFIC, with MFIC continuing as the surviving company (together with the AFT First Merger, the “AFT Mergers” and, together with the AIF Mergers, the “Mergers”).

Subject to the terms and conditions of the AFT Merger Agreement, at the AFT Effective Time, each share of common stock, par value $0.001 per share, of AFT (the “AFT Common Stock”) issued and outstanding immediately prior to the AFT Effective Time (other than shares owned by MFIC or any of its consolidated subsidiaries, including AFT Merger Sub (the “AFT Cancelled Shares”)) will be converted into the right to receive a number of shares of MFIC Common Stock equal to the AFT Exchange Ratio (as defined below), plus any cash (without interest) in lieu of fractional shares. AFT has no preferred stock outstanding, and no preferred stock will be issued by MFIC as a result of the AFT Mergers.

Under the AFT Merger Agreement, as of a mutually agreed date no earlier than 48 hours (excluding Sundays and holidays) prior to the AFT Effective Time (such date, the “AFT Determination Date”), each of MFIC and AFT will deliver to the other a calculation of its net asset value as of such date (such calculation with respect to AFT, the “Closing AFT Net Asset Value” and such calculation with respect to MFIC, the “Closing AFT Merger MFIC Net Asset Value”), in each case using the same set of assumptions, methodologies and adjustments as has been historically used in preparing such calculation. Based on such calculations, the parties will calculate: (1) the “AFT Per Share NAV,” which will be equal to (i) the Closing AFT Net Asset Value divided by (ii) the number of shares of AFT Common Stock issued and outstanding as of the AFT Determination Date (excluding any AFT Cancelled Shares) and (2) the “AFT Merger MFIC Per Share NAV,” which will be equal to (i) the Closing AFT Merger MFIC Net Asset Value divided by (ii) the number of shares of MFIC Common Stock issued and outstanding as of the AFT Determination Date. The “AFT Exchange Ratio” will be equal to the quotient (rounded to four decimal places) of (i) the AFT Per Share NAV divided by (ii) the AFT Merger MFIC Per Share NAV.

MFIC and AFT will update and redeliver the Closing AFT Merger MFIC Net Asset Value or the Closing AFT Net Asset Value, respectively, in the event that the closing of the AFT Mergers is subsequently materially delayed or there is a material change to such calculation between the AFT Determination Date and the closing of the AFT Mergers and as needed to ensure that the calculation is determined within 48 hours (excluding Sundays and holidays) prior to the AFT Effective Time.

Immediately following the AFT Effective Time, MFIC will repay or prepay any amounts outstanding under AFT’s existing credit facility as of the AFT Effective Time, subject to the conditions set forth in MFIC’s senior secured credit facility.

Promptly following closing of the AFT Mergers, MFIC Adviser or its affiliates will pay to holders of shares of AFT Common Stock that are issued and outstanding immediately prior to the AFT Effective Time a special payment equal to $0.25 per share of AFT Common Stock, subject to deduction for any applicable withholding tax. The specific tax characteristics of the $0.25 per share special payment have not yet been determined. No assurances can be given regarding the tax treatment to stockholders of the receipt of this special payment.

The AFT Merger Agreement contains certain termination rights, including if the AFT Mergers are not completed on or before November 7, 2024, or if the requisite approvals of MFIC’s and AFT’s stockholders are not obtained. The AFT Merger Agreement provides that, upon the termination of the AFT Merger Agreement under certain circumstances involving entry into a definitive transaction by AFT with a third party, such third party that enters into the definitive transaction with AFT may be required to pay MFIC a termination fee of $7,029,482. The AFT Merger Agreement also provides that, upon the termination of the AFT Merger Agreement under certain circumstances involving entry into a definitive transaction by MFIC with a third party, such third party that enters into the definitive agreement with MFIC may be required to pay to AFT a termination fee of $29,905,339.

Within thirty days following the closing of the AFT Mergers or the termination of the AFT Merger Agreement pursuant to the terms thereof, as applicable, subject to the closing of the AIF Mergers and applicable law, MFIC shall distribute to the holder of each share of MFIC Common Stock as of a record date to be determined by the MFIC Board an amount in cash equal to $0.20 per share of MFIC Common Stock held by such holder. The specific tax characteristics of the $0.20 per share special distribution have not yet been determined. No assurances can be given regarding the tax treatment to stockholders of the receipt of this special distribution.

Your vote is extremely important. The presence at the AIF Special Meeting, virtually or represented by proxy, of AIF Stockholders entitled to cast a majority of all the votes entitled to be cast at the AIF Special Meeting will constitute a quorum of AIF. At the AIF Special Meeting, you will be asked to vote on the AIF Merger Proposal. The approval of the AIF Merger Proposal requires the affirmative vote of a majority of the securities of AIF entitled to vote on the AIF Merger Proposal.

Abstentions will have the same effect as votes “against” the AIF Merger Proposal.

After careful consideration, and on the recommendation of a special committee of the Board of Directors of AIF (the “AIF Board”), the AIF Board unanimously approved the AIF Merger Agreement, declared the AIF Mergers and the transactions contemplated by the AIF Merger Agreement advisable and unanimously recommends that AIF Stockholders vote “FOR” the AIF Merger Proposal.

It is important that your shares be represented at the AIF Special Meeting. Please follow the instructions on the enclosed proxy card and authorize a proxy to vote your shares via the Internet, by telephone or by signing, dating and returning the enclosed proxy card. AIF encourages you to authorize a proxy to vote your shares via the Internet as it saves AIF significant time and processing costs. Voting by proxy does not deprive you of your right to participate in the virtual AIF Special Meeting.

This joint proxy statement/prospectus describes the AIF Special Meeting, the Mergers, and the documents related to the Mergers (including the Merger Agreement) that AIF Stockholders should review before voting on the AIF Merger Proposal and should be retained for future reference. Please carefully read this entire document, including “Risk  Factors” beginning on page 40 and as otherwise incorporated by reference in this joint proxy statement/prospectus, for a discussion of the risks relating to the Mergers, MFIC, AIF and AFT. AIF files periodic reports, current reports, proxy statements and other information with the U.S. Securities and Exchange Commission (the “SEC”). This information is available free of charge, and stockholder inquiries can be made, by contacting AIF at 9 West 57th Street, New York, NY, 10019 or by calling AIF at (212) 515-3200 or on AIF’s website at https://www.apollofunds.com/apollo-tactical-income-fund. The SEC also maintains a website at www.sec.gov that contains such information. Except for the documents incorporated by reference into this joint proxy statement/prospectus, information on AIF’s website is not incorporated into or a part of this joint proxy statement/prospectus.

No matter how many or few shares of AIF you own, your vote and participation are very important to us.

Sincerely yours,

Barry Cohen
Chairman of the AIF Board

Neither the SEC nor any state securities commission has approved or disapproved of the shares of MFIC Common Stock to be issued under this joint proxy statement/prospectus or determined if this joint proxy statement/prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This joint proxy statement/prospectus is dated [            ], 2023 and is first being mailed or otherwise delivered to AIF Stockholders on or about [            ], 2023.

MidCap Financial Investment Corporation 9 West 57th Street New York, NY 10019 (212) 515-3450	Apollo Senior Floating Rate Fund Inc. 9 West 57th Street New York, NY 10019 (212) 515-3200	Apollo Tactical Income Fund Inc. 9 West 57th Street New York, NY 10019 (212) 515-3200

APOLLO TACTICAL INCOME FUND INC.

9 West 57th Street

New York, NY 10019

NOTICE OF VIRTUAL SPECIAL MEETING OF STOCKHOLDERS

Online Meeting Only—No Physical Meeting Location

[WEBSITE ADDRESS]

[            ], 2023, at [    ] a.m., Eastern Time

Dear Stockholder:

A Special Meeting of Stockholders (the “AIF Special Meeting”) of Apollo Tactical Income Fund Inc., a Maryland corporation (“AIF”), will be conducted online on [            ], 2023, at [    ] a.m., Eastern Time at the following website: [    ].

MidCap Financial Investment Corporation, a Maryland corporation (“MFIC”), AIF and Apollo Senior Floating Rate Fund Inc., a Maryland corporation (“AFT”), are proposing a combination of all three companies by mergers and related transactions pursuant to two separate Agreements and Plan of Merger. MFIC is a closed-end, externally managed, diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of AFT and AIF are registered under the 1940 Act as diversified, closed-end management investment companies.

At the AIF Special Meeting, the holders of shares of common stock, par value $0.001 per share (“AIF Common Stock”), of AIF (“AIF Stockholders”) will consider and vote on a proposal to approve the merger of AIF Merger Sub (as defined below) with and into AIF (the “AIF Mergers”), with AIF continuing as the surviving company and as a wholly-owned subsidiary of MFIC, pursuant to the Agreement and Plan of Merger, dated as of November 7, 2023, by and among MFIC, AIF, AIF Merger Sub, Inc., a Maryland corporation and a direct wholly-owned subsidiary of MFIC (“AIF Merger Sub”), and, for the limited purposes set forth therein, Apollo Investment Management, L.P., a Delaware limited partnership and the investment adviser to MFIC (“MFIC Adviser”) (as may be amended from time to time, the “AIF Merger Agreement”), subject to the terms and conditions set forth in the AIF Merger Agreement, AIF Merger Sub would merge with and into AIF (such proposal, the “AIF Merger Proposal”), with AIF continuing as the surviving company and as a wholly-owned subsidiary of MFIC. Immediately after the effectiveness of the AIF Mergers, AIF would merge with and into MFIC, with MFIC continuing as the surviving company.

AIF Mergers: Pursuant to the AIF Merger Agreement, AIF Merger Sub would merge with and into AIF (the “AIF First Merger”), with AIF continuing as the surviving company and as a wholly-owned subsidiary of MFIC. Immediately after the effectiveness of the AIF First Merger, AIF would merge with and into MFIC, with MFIC continuing as the surviving company (together with the AIF First Merger, the “AIF Mergers”).

AFT Mergers: Pursuant to the Agreement and Plan of Merger, dated as of November 7, 2023, by and among MFIC, AFT, AFT Merger Sub, Inc., a Maryland corporation and a direct wholly-owned subsidiary of MFIC (“AFT Merger Sub”), and, for the limited purposes set forth therein, MFIC Adviser (as may be amended from time to time, the “AFT Merger Agreement” and together with the AIF Merger Agreement, the “Merger Agreements”), subject to the terms and conditions set forth in the AFT Merger Agreement, as of the applicable effective time (the “AFT Effective Time”) AFT Merger Sub would merge with and into AFT (the “AFT First Merger”), with AFT continuing as the surviving company and as a wholly-owned subsidiary of MFIC. Immediately after the effectiveness of the AFT First Merger, AFT would merge with and into MFIC, with MFIC continuing as the surviving company (together with the AFT First Merger, the “AFT Mergers” and, together with the AIF Mergers, the “Mergers”).

AFTER CAREFUL CONSIDERATION, AND ON THE RECOMMENDATION OF A SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS OF AIF (THE “AIF BOARD”), THE AIF BOARD UNANIMOUSLY APPROVED THE AIF MERGER AGREEMENT, DECLARED THE AIF MERGERS AND THE TRANSACTIONS CONTEMPLATED BY THE AIF MERGER AGREEMENT ADVISABLE, AND UNANIMOUSLY RECOMMENDS THAT AIF STOCKHOLDERS VOTE “FOR” THE AIF MERGER PROPOSAL.

You have the right to receive notice of, and to vote at, the AIF Special Meeting if you were a stockholder of record of AIF at the close of business on [            ], 2023. A joint proxy statement/prospectus is attached to this Notice that describes the matters to be voted upon at the AIF Special Meeting or any adjournment(s) or postponement(s) thereof. The enclosed proxy card will instruct you as to how you may authorize a proxy to vote your shares via the Internet, by telephone or by signing, dating and returning the enclosed proxy card. In addition, information regarding how to find the logistical details of the virtual AIF Special Meeting (including how to remotely access, participate in and vote during the virtual meeting) is included beginning on page 61 of the attached joint proxy statement/prospectus.

Whether or not you plan to participate in the AIF Special Meeting, we encourage you to authorize a proxy to vote your shares by following the instructions on the enclosed proxy card. Please note, however, that if you wish to vote during the AIF Special Meeting and your shares are held of record by a broker or nominee, you must obtain a “legal” proxy issued in your name from that record holder.

We are not aware of any other business that may properly be brought before the AIF Special Meeting, and, pursuant to our bylaws, only the matters set forth in the notice of special meeting may be brought before the AIF Special Meeting.

Thank you for your continued support of AIF.

By order of the Board of Directors,

Kristin Hester
Chief Legal Officer and Secretary

New York, NY

[            ], 2023

To ensure proper representation at the AIF Special Meeting, please follow the instructions on the enclosed proxy card to authorize a proxy to vote your shares via the Internet or telephone, or by signing, dating and returning the enclosed proxy card. Even if you authorize a proxy to vote your shares prior to the virtual AIF Special Meeting, you still may participate in the virtual AIF Special Meeting.

i

ii

ABOUT THIS DOCUMENT

This document, which forms part of a registration statement on Form N-14 filed with the U.S. Securities and Exchange Commission (the “SEC”) by MidCap Financial Investment Corporation, a Maryland corporation (“MFIC”), (File No. 333-[    ]), constitutes a prospectus of MFIC under Section 5 of the Securities Act of 1933, as amended (the “Securities Act”), with respect to the shares of common stock, par value $0.001 per share, of MFIC (“MFIC Common Stock”) to be issued to: (1) holders of the shares of common stock, par value $0.001 per share (“AFT Common Stock”), of Apollo Senior Floating Rate Fund Inc. (“AFT Stockholders”), a Maryland corporation (“AFT”); and (2) holders of the shares of common stock, par value $0.001 per share (“AIF Common Stock”), of Apollo Tactical Income Fund Inc. (“AIF Stockholders”), a Maryland corporation (“AIF”), pursuant to two separate Agreements and Plan of Merger (each as defined below).

MFIC, AFT and AIF, are proposing a combination of all three companies by mergers and related transactions pursuant to two separate Agreements and Plan of Merger. MFIC is a closed-end, externally managed, diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of AFT and AIF are registered under the 1940 Act as diversified, closed-end management investment companies.

AFT Mergers: Pursuant to the Agreement and Plan of Merger, dated as of November 7, 2023, by and among MFIC, AFT, AFT Merger Sub, Inc., a Maryland corporation and a direct wholly-owned subsidiary of MFIC (“AFT Merger Sub”), and, for the limited purposes set forth therein, Apollo Investment Management, L.P., a Delaware limited partnership and the investment adviser to MFIC (“MFIC Adviser”) (as may be amended from time to time, the “AFT Merger Agreement”), subject to the terms and conditions set forth in the AFT Merger Agreement, as of the applicable effective time (the “AFT Effective Time”) AFT Merger Sub would merge with and into AFT (the “AFT First Merger”), with AFT continuing as the surviving company and as a wholly-owned subsidiary of MFIC. Immediately after the effectiveness of the AFT First Merger, AFT would merge with and into MFIC, with MFIC continuing as the surviving company (together with the AFT First Merger, the “AFT Mergers”).

AIF Mergers: Pursuant to the Agreement and Plan of Merger, dated as of November 7, 2023, by and among MFIC, AIF, AIF Merger Sub, Inc., a Maryland corporation and a direct wholly-owned subsidiary of MFIC (“AIF Merger Sub”), and, for the limited purposes set forth therein, MFIC Adviser (as may be amended from time to time, the “AIF Merger Agreement” and, together with the AFT Merger Agreement, the “Merger Agreements”), subject to the terms and conditions set forth in the AIF Merger Agreement, as of the applicable effective time (the “AIF Effective Time”) AIF Merger Sub would merge with and into AIF (the “AIF First Merger”), with AIF continuing as the surviving company and as a wholly-owned subsidiary of MFIC. Immediately after the effectiveness of the AIF First Merger, AIF would merge with and into MFIC, with MFIC continuing as the surviving company (together with the AIF First Merger, the “AIF Mergers” and, together with the AFT Mergers, the “Mergers”).

This document also constitutes a joint proxy statement of MFIC, AFT and AIF under Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). It also constitutes a notice of meeting with respect to: (1) the Special Meeting of holders of shares of MFIC Common Stock (“MFIC Stockholders”) (the “MFIC Special Meeting”), at which MFIC Stockholders will be asked to vote upon the issuance of shares of MFIC Common Stock pursuant to the Mergers in accordance with NASDAQ listing rule requirements (the “MFIC Share Issuance” and such proposal, the “MFIC Share Issuance Proposal”); (2) the Special Meeting of AFT Stockholders (the “AFT Special Meeting”), at which AFT Stockholders will be asked to vote upon the AFT Merger Proposal (as defined below); and (3) the Special Meeting of AIF Stockholders (the “AIF Special Meeting”), at which AIF Stockholders will be asked to vote upon the AIF Merger Proposal (as defined below).

No one has been authorized to provide you with information that is different from that contained or incorporated by reference in this joint proxy statement/prospectus, including in determining how to vote the shares of MFIC Common Stock, AFT Common Stock or AIF Common Stock, as applicable. This joint proxy

statement/prospectus is dated [            ], 2023. You should assume that the information contained or incorporated by reference in this joint proxy statement/prospectus is accurate only as of that date, and any information in documents that we have incorporated by reference is accurate only as of the date of such document incorporated by reference. The business, financial condition, liquidity, results of operations and prospects of MFIC, AFT or AIF may have changed since those dates. Neither any mailing of this joint proxy statement/prospectus to MFIC Stockholders, AFT Stockholders or AIF Stockholders nor the issuance of MFIC Common Stock in connection with the Mergers (as defined below) will create any implication to the contrary.

This joint proxy statement/prospectus contains a description of the representations and warranties that each of the Companies made to the other in the Merger Agreements. Representations and warranties made by each of the Companies and other applicable parties are also set forth in contracts and other documents (including the Merger Agreements) that are attached or filed as exhibits to this joint proxy statement/prospectus or are incorporated by reference into this joint proxy statement/prospectus. These materials are included or incorporated by reference only to provide you with information regarding the terms and conditions of the agreements, and not to provide any other factual information regarding either of the Companies or their businesses. Accordingly, the representations and warranties and other provisions of the Merger Agreements should not be read alone, but instead should be read only in conjunction with the other information provided elsewhere in this joint proxy statement/prospectus or incorporated by reference into this joint proxy statement/prospectus.

This joint proxy statement/prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction.

Except where the context otherwise indicates, information contained in this joint proxy statement/prospectus regarding MFIC has been provided by MFIC, information contained in this joint proxy statement/prospectus regarding AFT has been provided by AFT and information contained in this joint proxy statement/prospectus regarding AIF has been provided by AIF.

In May 2020, the SEC adopted Rule 6-11 under Regulation S-X, which eliminated the requirement to provide pro forma financial information for fund acquisitions if certain supplemental information is disclosed, as described in Rule 6-11(d) under Regulation S-X (“Rule 6-11(d)”). Furthermore, the SEC amended Form N-14 to make the disclosure requirements therein consistent with Rule 6-11(d). MFIC, AFT and AIF believe that the disclosure in this joint proxy statement/prospectus meets the supplemental disclosure requirements set forth in Rule 6-11(d) because: (1) this joint proxy statement/prospectus includes a pro forma fee table, showing (a) the pre-transaction fee structures of MFIC, AFT and AIF and (b) the post-transaction fee structure of the combined company, (2) MFIC, AFT and AIF have determined that the Mergers would not result in a material change in MFIC’s, AFT’s and AIF’s investment portfolio due to investment restrictions, and (3) MFIC, AFT and AIF have determined that there are no material differences in accounting policies of MFIC, AFT and AIF.

The sums or percentages, as applicable, of certain tables included in this joint proxy statement/prospectus may not foot due to rounding.

QUESTIONS AND ANSWERS ABOUT THE STOCKHOLDER MEETINGS AND THE MERGERS

The questions and answers below highlight only selected information from this joint proxy statement/prospectus. They do not contain all of the information that may be important to you. You should read carefully this entire document, and any information incorporated by reference herein, to fully understand the Merger Agreements and the transactions contemplated thereby (including the Mergers) and the voting procedures for each of the MFIC Special Meeting, the AFT Special Meeting and the AIF Special Meeting.

Questions and Answers about the Stockholder Meetings

Q:	Why am I receiving these materials?

A:

MFIC is furnishing these materials in connection with the solicitation of proxies by the Board of Directors of MFIC (the “MFIC Board”) for use at the MFIC Special Meeting to be held virtually on [            ], 2023, at [    ] a.m., Eastern Time, at the following website: [    ], and any adjournments or postponements thereof.

AFT is furnishing these materials in connection with the solicitation of proxies by the Board of Directors of AFT (the “AIF Board”) for use at the AFT Special Meeting to be held virtually on [            ], 2023, at [    ] a.m., Eastern Time, at the following website: [    ], and any adjournments or postponements thereof.

AIF is furnishing these materials in connection with the solicitation of proxies by the Board of Directors of AIF (the “AIF Board”) for use at the AIF Special Meeting to be held virtually on [            ], 2023, at [    ] a.m., Eastern Time, at the following website: [    ], and any adjournments or postponements thereof.

This joint proxy statement/prospectus and the accompanying materials are being mailed on or about [            ], 2023 to stockholders of record of MFIC, AFT and AIF described below and are available at [    ].

The MFIC Special Meeting, AFT Special Meeting and AIF Special Meeting are being held in connection with the proposed Mergers. Apollo Investment Management, L.P., a Delaware limited partnership and the investment adviser to MFIC (“MFIC Adviser”), believes that the Mergers will be in the best interests of MFIC Stockholders, AFT Stockholders and AIF Stockholders for the following reasons, among others: (i) the combined company is expected to benefit from increased analyst coverage and improved secondary market liquidity as a result of its scale; (ii) the expected accretion to net investment income per share via cost savings through operational synergies and the potential to take advantage of the current rate environment by deploying additional leverage on the acquired investment portfolio in new investments that are expected to be higher yielding than a majority of the existing portfolio holdings of each company and increased leverage on the combined company’s portfolio compared to AFT’s or AIF’s current leverage; and (iii) the AFT Stockholder Payment, the AIF Stockholder Payment and the expected MFIC Distribution. See “The Mergers—Reasons for the Mergers” and “Summary of the Mergers—Merger Structure” for additional information.

Q:	What items will be considered and voted on at the MFIC Special Meeting?

A:

At the MFIC Special Meeting, MFIC Stockholders will be asked to approve the issuance of shares of MFIC Common Stock to AFT Stockholders and AIF Stockholders pursuant to the Merger Agreements in accordance with NASDAQ listing rule requirements (the “MFIC Share Issuance Proposal”).

Q:	What items will be considered and voted on at the AFT Special Meeting?

A:	At the AFT Special Meeting, AFT Stockholders will be asked to approve the AFT Mergers pursuant to the AFT Merger Agreement (the “AFT Merger Proposal”).

Q:	What items will be considered and voted on at the AIF Special Meeting?

A:	At the AIF Special Meeting, AIF Stockholders will be asked to approve the AIF Mergers pursuant to the AIF Merger Agreement (the “AIF Merger Proposal”).

Q:	How does the MFIC Board recommend voting on the MFIC Share Issuance Proposal at the MFIC Special Meeting?

A:

After careful consideration, and on the recommendation of a special committee of the MFIC Board (the “MFIC Special Committee”), the MFIC Board approved the Merger Agreements, declared the Mergers and the transactions contemplated by the Merger Agreements advisable and unanimously recommends that MFIC Stockholders vote “FOR” the MFIC Share Issuance Proposal (the “MFIC Board Recommendation”).

Q:	How does the AFT Board recommend voting on the AFT Merger Proposal at the AFT Special Meeting?

A:

After careful consideration, and on the recommendation of a special committee of the AFT Board (the “AFT Special Committee”), the AFT Board approved the AFT Merger Agreement, declared the AFT Mergers and the transactions contemplated by the AFT Merger Agreement advisable and unanimously recommends that AFT Stockholders vote “FOR” the AFT Merger Proposal (the “AFT Board Recommendation”).

Q:	How does the AIF Board recommend voting on the AIF Merger Proposal at the AIF Special Meeting?

A:

After careful consideration, and on the recommendation of a special committee of the AIF Board (the “AIF Special Committee”), the AIF Board approved the AIF Merger Agreement, declared the AIF Mergers and the transactions contemplated by the AIF Merger Agreement advisable and unanimously recommends that AIF Stockholders vote “FOR” the AIF Merger Proposal (the “AIF Board Recommendation”).

Q:	What is the composition and purpose of the MFIC Special Committee?

A:

The MFIC Special Committee consists of Barbara Matas, R. Rudolph Reinfrank and Emanuel Pearlman, each of whom are directors of the MFIC Board who are not “interested persons” of MFIC (“MFIC Independent Directors”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Barbara Matas is the chair of the MFIC Special Committee. The MFIC Special Committee was authorized to, among other things: (1) review, evaluate and investigate the Mergers, including to determine whether the Mergers are advisable and fair to and in the best interests of MFIC and all MFIC Stockholders, and (2) recommend whether or not the MFIC Board should approve or reject the Mergers. The MFIC Special Committee was not obligated to recommend the Mergers to the MFIC Board. The MFIC Special Committee was also authorized to, and did, select and retain, at MFIC’s expense, outside legal counsel and an independent financial advisor to assist the MFIC Special Committee in its evaluation of the Mergers.

The MFIC Special Committee unanimously recommended that the MFIC Board approve the Merger Agreements and the transactions contemplated thereby, including the Mergers. See “The Mergers—Reasons for the Mergers—MFIC.”

Q:	What is the composition and purpose of the AFT Special Committee?

A:

The AFT Special Committee consists of Glenn N. Marchak, Meredith Coffey and Todd J. Slotkin, each of whom are directors of the AFT Board who are not “interested persons” of AFT (“AFT Independent Directors”), as defined in the 1940 Act. Mr. Marchak is the chair of the AFT Special Committee. The AFT Special Committee was authorized to, among other things: (1) review, evaluate and investigate the Mergers, including to determine whether the Mergers are advisable and fair to and in the best interests of AFT and all AFT Stockholders, and (2) recommend whether or not the AFT Board should approve or reject the Mergers. The AFT Special Committee was not obligated to recommend the Mergers to the AFT Board. The AFT Special Committee was also authorized to, and did, select and retain, at AFT’s expense, outside legal counsel and an outside financial advisor to assist the AFT Special Committee in its evaluation of the Mergers.

The AFT Special Committee unanimously recommended that the AFT Board approve the AFT Merger Agreement and the transactions contemplated thereby, including the AFT Mergers. See “The Mergers—Reasons for the Mergers—AFT.”

Q:	What is the composition and purpose of the AIF Special Committee?

A:

The AIF Special Committee consists of Glenn N. Marchak, Meredith Coffey and Todd J. Slotkin, each of whom are directors of the AIF Board who are not “interested persons” of AIF (“AIF Independent Directors”), as defined in the 1940 Act. Mr. Marchak is the chair of the AIF Special Committee. The AIF Special Committee was authorized to, among other things: (1) review, evaluate and investigate the Mergers, including to determine whether the Mergers are advisable and fair to and in the best interests of AIF and all AIF Stockholders, and (2) recommend whether or not the AIF Board should approve or reject the Mergers. The AIF Special Committee was not obligated to recommend the Mergers to the AIF Board. The AIF Special Committee was also authorized to, and did, select and retain, at AIF’s expense, outside legal counsel and an outside financial advisor to assist the AIF Special Committee in its evaluation of the Mergers.

The AIF Special Committee unanimously recommended that the AIF Board approve the AIF Merger Agreement and the transactions contemplated thereby, including the AIF Mergers. See “The Mergers—Reasons for the Mergers—AIF.”

Q:	If I am an MFIC Stockholder, what is the “record date” and what does it mean?

A:

The record date for the MFIC Special Meeting is the close of business on [            ], 2023 (the “MFIC Record Date”). The MFIC Record Date was established by the MFIC Board, and only holders of record of shares of MFIC Stock on the MFIC Record Date are entitled to receive notice of the MFIC Special Meeting and vote at the MFIC Special Meeting. As of the MFIC Record Date, there were [            ] shares of MFIC Common Stock issued and outstanding and entitled to vote at the MFIC Special Meeting.

Q:	If I am an AFT Stockholder, what is the “record date” and what does it mean?

A:

The record date for the AFT Special Meeting is the close of business on [            ], 2023 (the “AFT Record Date”). The AFT Record Date was established by the AFT Board, and only holders of record of shares of AFT Common Stock on the AFT Record Date are entitled to receive notice of the AFT Special Meeting and vote at the AFT Special Meeting. As of the AFT Record Date, there were [            ] shares of AFT Common Stock issued and outstanding and entitled to vote at the AIF Special Meeting.

Q:	If I am an AIF Stockholder, what is the “record date” and what does it mean?

A:

The record date for the AIF Special Meeting is the close of business on [                ], 2023 (the “AIF Record Date”). The AIF Record Date was established by the AIF Board, and only holders of record of shares of AIF Common Stock on the AIF Record Date are entitled to receive notice of the AIF Special Meeting and vote at the AIF Special Meeting. As of the AIF Record Date, there were [            ] shares of AIF Common Stock issued and outstanding and entitled to vote at the AIF Special Meeting.

Q:	If I am a MFIC Stockholder, how many votes do I have?

A:

Each share of MFIC Common Stock has one vote on each matter to be considered at the MFIC Special Meeting or any adjournment or postponement thereof. Each share of MFIC Common Stock is entitled to one vote for each share of MFIC Common Stock held on the MFIC Record Date for the MFIC Special Meeting.

Q:	If I am a AFT Stockholder, how many votes do I have?

A:

Each share of AFT Common Stock has one vote on the matter to be considered at the AFT Special Meeting or any adjournment or postponement thereof. Each share of AFT Common Stock is entitled to one vote for each share of AFT Common Stock held on the AFT Record Date for the AFT Special Meeting.

Q:	If I am a AIF Stockholder, how many votes do I have?

A:

Each share of AIF Common Stock has one vote on the matter to be considered at the AIF Special Meeting or any adjournment or postponement thereof. Each share of AIF Common Stock is entitled to one vote for each share of AIF Common Stock held on the AIF Record Date for the AIF Special Meeting.

Q:	If I am a MFIC Stockholder, how do I vote?

A:

The MFIC Special Meeting will be hosted virtually via live Internet webcast. Any MFIC Stockholder can attend the MFIC Special Meeting online at [    ]. If you were an MFIC Stockholder as of the MFIC Record Date, or you hold a valid proxy for the MFIC Special Meeting, you can vote at the MFIC Special Meeting. It is important to note that MFIC Stockholders have the same rights and opportunities by participating in a virtual meeting as they would if attending an in-person meeting. A summary of the information you need to attend the MFIC Special Meeting online is as follows:

•	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of ownership of MFIC Common Stock, are posted at [ ];

•	Assistance with questions regarding how to attend and participate via the Internet will be provided at [ ] on the day of the MFIC Special Meeting;

•	The webcast will start at [ ] a.m., Eastern Time, on [ ], 2023. Online check-in will begin at [ ] a.m., Eastern Time. Please allow time for online check-in procedures;

•	MFIC Stockholders may vote and submit questions while attending the MFIC Special Meeting via the Internet; and

•	MFIC Stockholders will need a control number to enter the MFIC Special Meeting.

An MFIC Stockholder may also authorize a proxy by telephone or through the Internet using the toll-free telephone numbers or web address printed on your proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on the MFIC Share Issuance Proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link.

•	By Internet: [ ] or scanning the QR Barcode on the enclosed proxy card.

•	By telephone: [ ] to reach a toll-free, automated touchtone voting line, or [ ] Monday through Friday [9:00 a.m. until 9:00 p.m.] Eastern Time to reach a toll-free, live operator line.

•

By mail: You may also authorize a proxy to vote your shares by mail by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to [    ] p.m., Eastern Time, on [            ], 2023.

Important notice regarding the availability of proxy materials for the MFIC Special Meeting. MFIC’s joint proxy statement/prospectus and the proxy card are available at [    ].

Q:	If I am a AFT Stockholder, how do I vote?

A:

The AFT Special Meeting will be hosted virtually via live Internet webcast. Any AFT Stockholder can attend the AFT Special Meeting online at [    ]. If you were an AFT Stockholder as of the AFT Record Date, or you hold a valid proxy for the AFT Special Meeting, you can vote at the AFT Special Meeting. It is important to note that AFT Stockholders have the same rights and opportunities by participating in a virtual meeting as they would if attending an in-person meeting. A summary of the information you need to attend the AFT Special Meeting online is as follows:

•	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of ownership of AFT Common Stock, are posted at [ ];

•	Assistance with questions regarding how to attend and participate via the Internet will be provided at [ ] on the day of the AFT Special Meeting;

•	The webcast will start at [ ] a.m., Eastern Time, on [ ], 2023. Online check-in will begin at [ ] a.m., Eastern Time. Please allow time for online check-in procedures;

•	AFT Stockholders may vote and submit questions while attending the AFT Special Meeting via the Internet; and

•	AFT Stockholders will need a control number to enter the AFT Special Meeting.

An AFT Stockholder may also authorize a proxy by telephone or through the Internet using the toll-free telephone numbers or web address printed on your proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on the AFT Merger Proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link.

•	By Internet: [ ] or scanning the QR Barcode on the enclosed proxy card.

•	By telephone: [ ] to reach a toll-free, automated touchtone voting line, or [ ] Monday through Friday [9:00 a.m. until 9:00 p.m.] Eastern Time to reach a toll-free, live operator line.

•

By mail: You may also authorize a proxy to vote your shares by mail by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to [    ] p.m., Eastern Time, on [            ], 2023.

Important notice regarding the availability of proxy materials for the AFT Special Meeting. AFT’s joint proxy statement/prospectus and the proxy card are available at [    ].

Q:	If I am a AIF Stockholder, how do I vote?

A:

The AIF Special Meeting will be hosted virtually via live Internet webcast. Any AIF Stockholder can attend the AIF Special Meeting online at [    ]. If you were an AIF Stockholder as of the AIF Record Date, or you hold a valid proxy for the AIF Special Meeting, you can vote at the AIF Special Meeting. It is important to note that AIF Stockholders have the same rights and opportunities by participating in a virtual meeting as they would if attending an in-person meeting. A summary of the information you need to attend the AIF Special Meeting online is as follows:

•	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of ownership of AIF Common Stock, are posted at [ ];

•	Assistance with questions regarding how to attend and participate via the Internet will be provided at [ ] on the day of the AIF Special Meeting;

•	The webcast will start at [ ] a.m., Eastern Time, on [ ], 2023. Online check-in will begin at [ ] a.m., Eastern Time. Please allow time for online check-in procedures;

•	AIF Stockholders may vote and submit questions while attending the AIF Special Meeting via the Internet; and

•	AIF Stockholders will need a control number to enter the AIF Special Meeting.

An AIF Stockholder may also authorize a proxy by telephone or through the Internet using the toll-free telephone numbers or web address printed on your proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on the AIF Merger Proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link.

•	By Internet: [ ] or scanning the QR Barcode on the enclosed proxy card.

•	By telephone: [ ] to reach a toll-free, automated touchtone voting line, or [ ] Monday through Friday [9:00 a.m. until 9:00 p.m.] Eastern Time to reach a toll-free, live operator line.

•

By mail: You may also authorize a proxy to vote your shares by mail by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to [    ] p.m., Eastern Time, on [            ], 2023.

Important notice regarding the availability of proxy materials for the AIF Special Meeting. AIF’s joint proxy statement/prospectus and the proxy card are available at [    ].

Q:	What if a MFIC Stockholder does not specify a choice for a matter when authorizing a proxy?

A:

All properly executed proxies representing shares of MFIC Common Stock received at the MFIC Special Meeting will be voted in accordance with the directions given. If the enclosed proxy card is signed and returned without any directions given, the shares of MFIC Common Stock will be voted “FOR” the MFIC Share Issuance Proposal.

Q:	What if a AFT Stockholder does not specify a choice for a matter when authorizing a proxy?

A:

All properly executed proxies representing shares of AFT Common Stock received at the AFT Special Meeting will be voted in accordance with the directions given. If the enclosed proxy card is signed and returned without any directions given, the shares of AFT Common Stock will be voted “FOR” the AFT Merger Proposal.

Q:	What if a AIF Stockholder does not specify a choice for a matter when authorizing a proxy?

A:

All properly executed proxies representing shares of AIF Common Stock received at the AIF Special Meeting will be voted in accordance with the directions given. If the enclosed proxy card is signed and returned without any directions given, the shares of AIF Common Stock will be voted “FOR” the AIF Merger Proposal.

Q:	If I am a MFIC Stockholder, AFT Stockholder and AIF Stockholder, how can I revoke a proxy?

A:

If you are a stockholder of record of MFIC, AFT or AIF, you may revoke a proxy at any time before it is exercised by notifying Broadridge Investor Communication Solutions, Inc. (“Broadridge”) in writing sufficiently in advance of the MFIC Special Meeting, AFT Special Meeting and AIF Special Meeting, respectively, by submitting a properly executed later-dated proxy, or by voting electronically at the MFIC Special Meeting, AFT Special Meeting and AIF Special Meeting, respectively. If you hold shares of MFIC Common Stock, AFT Common Stock and AIF Common Stock through a broker or nominee, you must follow the instructions you receive from them in order to revoke your voting instructions. Participating in the virtual MFIC Special Meeting, AFT Special Meeting and AIF Special Meeting does not revoke your proxy unless you also vote online at the MFIC Special Meeting, AFT Special Meeting and AIF Special Meeting, respectively.

Q:	How do I vote shares of MFIC Common Stock, AFT Common Stock or AIF Common Stock held through a broker or nominee?

A:

If you hold shares of MFIC Common Stock, AFT Common Stock or AIF Common Stock through a broker or nominee, you must direct your intermediary regarding how you would like your shares voted by following the voting instructions you receive from your broker or nominee. Please instruct your broker or nominee regarding how you would like your shares voted so your vote can be counted.

Q:	What constitutes a “quorum” for the MFIC Special Meeting?

A:

For MFIC to conduct business at the MFIC Special Meeting, a quorum of MFIC Stockholders must be present. The presence at the MFIC Special Meeting, virtually or represented by proxy, of MFIC Stockholders entitled to cast a majority of all the votes entitled to be cast at the MFIC Special Meeting will constitute a quorum of MFIC. Abstentions will be treated as shares present for quorum purposes. Since MFIC Stockholders will only vote on the MFIC Share Issuance Proposal, there will not be any broker non-votes. You should instruct your broker or other nominee as to how to vote your shares following the directions contained in such voting instruction card.

Pursuant to MFIC’s Sixth Amended and Restated Bylaws (the “MFIC Bylaws”), if such quorum is not established for the MFIC Special Meeting, the chairman of the MFIC Special Meeting will have the power to adjourn the MFIC Special Meeting sine die or from time to time to a date not more than 120 days after the original record date without notice other than announcement at the MFIC Special Meeting.

Q:	What constitutes a “quorum” for the AFT Special Meeting?

A:

For AFT to conduct business at the AFT Special Meeting, a quorum of AFT Stockholders must be present. The presence at the AFT Special Meeting, virtually or represented by proxy, of AFT Stockholders entitled to cast a majority of all the votes entitled to be cast at the AFT Special Meeting will constitute a quorum of AFT. Abstentions will be treated as shares present for quorum purposes. Since AFT Stockholders will only vote on the AFT Merger Proposal, there will not be any broker non-votes. You should instruct your broker or other nominee as to how to vote your shares following the directions contained in such voting instruction card.

Pursuant to AFT’s Amended and Restated Bylaws (the “AFT Bylaws”), if such quorum is not established for the AFT Special Meeting, the chairman of the AFT Special Meeting will have the power to adjourn the AFT Special Meeting sine die or from time to time to a date not more than 120 days after the original record date without notice other than announcement at the AFT Special Meeting.

Q:	What constitutes a “quorum” for the AIF Special Meeting?

A:

For AIF to conduct business at the AIF Special Meeting, a quorum of AIF Stockholders must be present. The presence at the AIF Special Meeting, virtually or represented by proxy, of AIF Stockholders entitled to cast a majority of all the votes entitled to be cast at the AIF Special Meeting will constitute a quorum of AIF. Abstentions will be treated as shares present for quorum purposes. Since AIF Stockholders will only vote on the AIF Merger Proposal, there will not be any broker non-votes. You should instruct your broker or other nominee as to how to vote your shares following the directions contained in such voting instruction card.

Pursuant to AIF’s Amended and Restated Bylaws (the “AIF Bylaws”), if such quorum is not established for the AIF Special Meeting, the chairman of the AIF Special Meeting will have the power to adjourn the AIF Special Meeting sine die or from time to time to a date not more than 120 days after the original record date without notice other than announcement at the AIF Special Meeting.

Q:	What vote is required to approve the MFIC Share Issuance Proposal being considered at the MFIC Special Meeting?

A:	The affirmative vote of MFIC Stockholders representing a majority of all the votes cast at the MFIC Special Meeting is required to approve the MFIC Share Issuance Proposal.

Abstentions will have no effect on the voting outcome of the MFIC Share Issuance Proposal. If the enclosed proxy card is signed and returned without any directions given, the shares of MFIC Common Stock will be voted “FOR” the MFIC Share Issuance Proposal.

Q:	What vote is required to approve the AFT Merger Proposal being considered at the AFT Special Meeting?

A:	The affirmative vote of a majority of the securities of AFT entitled to vote on the AFT Merger Proposal is required for approval of the AFT Merger Proposal.

Abstentions will have the same effect as votes “against” the AFT Merger Proposal. If the enclosed proxy card is signed and returned without any directions given, the shares of AFT Common Stock will be voted “FOR” the AFT Merger Proposal.

Q:	What vote is required to approve the AIF Merger Proposal being considered at the AIF Special Meeting?

A:	The affirmative vote of a majority of the securities of AIF entitled to vote on the AIF Merger Proposal is required for approval of the AIF Merger Proposal.

Abstentions will have the same effect as votes “against” the AIF Merger Proposal. If the enclosed proxy card is signed and returned without any directions given, the shares of AIF Common Stock will be voted “FOR” the AIF Merger Proposal.

Q:

What will happen if the AFT Merger Proposal being considered at the AFT Special Meeting and/or the MFIC Share Issuance Proposal being considered at the MFIC Special Meeting is/are not approved by the required vote?

A:

As discussed in more detail in “Description of the AFT Merger Agreement—Conditions to Closing the AFT Mergers,” the closing of the AFT Mergers (the “AFT Closing”) are conditioned on (i) AFT Stockholder approval of the AFT Merger Proposal, (ii) MFIC Stockholder approval of the MFIC Share Issuance Proposal and (iii) satisfaction or waiver of certain other closing conditions.

If the AFT Mergers do not close because either MFIC Stockholders or AFT Stockholders do not approve the applicable proposals or any of the other conditions to the AFT Closing is not satisfied or waived, each of MFIC and AFT will continue to operate as a stand-alone company pursuant to the current agreements in place for each, and each of MFIC’s and AFT’s respective directors and officers will continue to serve as its directors and officers, respectively, until their successors are duly elected and qualified, or their resignation.

Q:

What will happen if the AIF Merger Proposal being considered at the AIF Special Meeting and/or the MFIC Share Issuance Proposal being considered at the MFIC Special Meeting is/are not approved by the required vote?

A:

As discussed in more detail in “Description of the AIF Merger Agreement—Conditions to Closing the AIF Mergers,” the closing of the AIF Mergers (the “AIF Closing”) are conditioned on (i) AIF Stockholder approval of the AIF Merger Proposal, (ii) MFIC Stockholder approval of the MFIC Share Issuance Proposal and (iii) satisfaction or waiver of certain other closing conditions.

If the AIF Mergers do not close because either MFIC Stockholders or AIF Stockholders do not approve the applicable proposals or any of the other conditions to the AIF Closing is not satisfied or waived, each of

MFIC and AIF will continue to operate as a stand-alone company pursuant to the current agreements in place for each, and each of MFIC’s and AIF’s respective directors and officers will continue to serve as its directors and officers, respectively, until their successors are duly elected and qualified, or their resignation.

Q:	When will the final voting results be announced?

A:

Preliminary voting results will be announced at each stockholder meeting. Final voting results for MFIC, AFT and AIF will be published by MFIC in a current report on Form 8-K within four business days after the date of the MFIC Special Meeting.

Q:	Will MFIC, AFT and AIF incur expenses in soliciting proxies?

A:

MFIC, AFT and AIF will bear the cost of preparing, assembling and mailing this joint proxy statement/prospectus and the accompanying Notice of Special Meeting of MFIC Stockholders, Notice of Special Meeting of AFT Stockholders and Notice of Special Meeting of AIF Stockholders, as applicable, and proxy cards based on their respective NAVs as of September 30, 2023. Solely in the event that the AFT Mergers are consummated, MFIC Adviser shall reimburse each of MFIC and AFT for all fees and expenses incurred and payable by MFIC and AFT, in connection with or related to soliciting proxies. Solely in the event that the AIF Mergers are consummated, MFIC Adviser shall reimburse each of MFIC and AIF for all fees and expenses incurred and payable by MFIC and AIF, in connection with or related to soliciting proxies. If either of the Mergers is consummated, MFIC Adviser shall reimburse MFIC for all fees and expenses incurred and payable by MFIC related to the merger transactions. If both Mergers are not consummated, MFIC Adviser shall reimburse MFIC for all fees and expenses incurred and payable by MFIC up to a specified amount. If the AFT Mergers are not consummated, MFIC Adviser shall reimburse AFT for all fees and expenses incurred and payable by AFT up to a specified amount. If the AIF Mergers are not consummated, MFIC Adviser shall reimburse AIF for all fees and expenses incurred and payable by AIF up to a specified amount. Accordingly, in the event that the specific amount is exceeded by MFIC, AFT or AIF, then MFIC Stockholders, AFT Stockholders or AIF Stockholders, as applicable, would bear the costs that exceed the amount reimbursed by MFIC Adviser. MFIC, AFT and AIF intend to use the services of Broadridge to aid in the solicitation of proxies for an estimated fee of approximately $108,000 ($50,000 for MFIC, $30,000 for AFT and $28,000 for AIF) plus pass through charges. No additional compensation will be paid to directors, officers or regular employees for such services. For more information regarding expenses related to the Mergers, see “Questions and Answers about the Mergers—Who is responsible for paying the expenses relating to completing the Mergers?”

Q:	What does it mean if I receive more than one proxy card?

A:

Some of your shares of MFIC Common Stock, AFT Common Stock or AIF Common Stock, as applicable, may be registered differently or held in a different account. You should authorize a proxy to vote the shares in each of your accounts via the Internet or by mail or telephone. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your shares are voted. If you hold your shares in registered form and wish to combine your stockholder accounts in the future, you should call MFIC Investor Relations department at (212) 515-3450, AIF at (877) 864-4834 or AFT at (877) 864-4834.

Q:	Are the proxy materials available electronically?

A:

In addition to mailing hard copies of the proxy materials, MFIC, AFT and AIF have made the registration statement (of which this joint proxy statement/prospectus forms a part), the Notice of Special Meeting of MFIC Stockholders, the Notice of Special Meeting of AFT Stockholders, the Notice of Special Meeting of AIF Stockholders and the proxy cards available to MFIC Stockholders, AFT Stockholders and AIF Stockholders on the Internet. Stockholders may (i) access and review the proxy materials of MFIC, AFT and AIF, as applicable, (ii) authorize their proxies, as described in “The MFIC Special Meeting—Voting of

Proxies,” “The AFT Special Meeting—Voting of Proxies,” “The AIF Special Meeting—Voting of Proxies,” and/or (iii) elect to receive certain future proxy materials by electronic delivery via the Internet address provided below.

The registration statement (of which this joint proxy statement/prospectus forms a part), the Notice of Special Meeting of MFIC Stockholders, the Notice of Special Meeting of AFT Stockholders, the Notice of Special Meeting of AIF Stockholders and the proxy cards are available at [    ].

Q:	Will my vote make a difference?

A:

Yes; your vote is very important. Your vote is needed to ensure the proposals can be acted upon. Please respond immediately to help avoid potential delays and save significant additional expenses associated with soliciting stockholder votes.

Q:	Whom can I contact with any additional questions?

A:	If you are an MFIC Stockholder, you can contact Investor Relations at the below contact information with any additional questions:

Investor Relations

MidCap Financial Investment Corporation

9 West 57th Street

New York, NY 10019

(212) 515-3450

If you are an AFT Stockholder, you can contact AFT at the below contact information with any additional questions:

Investor Relations

Apollo Senior Floating Rate Fund Inc.

9 West 57th Street

New York, NY 10019

(877) 864-4834

If you are an AIF Stockholder, you can contact AIF at the below contact information with any additional questions:

Investor Relations

Apollo Tactical Income Fund Inc.

9 West 57th Street

New York, NY 10019

(877) 864-4834

Q:	Where can I find more information about MFIC, AFT and AIF?

A:	You can find more information about MFIC, AFT and AIF in the documents described under the caption “Where You Can Find More Information.”

Q:	What do I need to do now?

A:

We urge you to read carefully this entire document, including its annexes and the documents incorporated by reference. You should also review the documents referenced under “Where You Can Find More Information” and consult with your accounting, legal and tax advisors.

Questions and Answers about the Mergers

Q:	What will happen in the Mergers?

A:

Pursuant to the terms of the AFT Merger Agreement, at the effective time of the AFT Mergers (the “AFT Effective Time”), AFT Merger Sub will be merged with and into AFT. AFT will be the surviving company and will continue its existence as a corporation under the laws of the State of Maryland, and the separate corporate existence of AFT Merger Sub will cease. Immediately after the occurrence of the AFT Effective Time, AFT will merge with and into MFIC with MFIC continuing as the surviving company.

Pursuant to the terms of the AIF Merger Agreement, at the effective time of the AIF Mergers (the “AIF Effective Time”), AIF Merger Sub will be merged with and into AIF. AIF will be the surviving company and will continue its existence as a corporation under the laws of the State of Maryland, and the separate corporate existence of AIF Merger Sub will cease. Immediately after the occurrence of the AIF Effective Time, AIF will merge with and into MFIC with MFIC continuing as the surviving company.

Q:	What is the difference between a closed-end management investment company and a business development company?

A:

There are certain similarities and differences between a business development company, or BDC, and a closed-end management investment company, or CEC. Special provisions of the 1940 Act allow certain qualified closed-end companies to elect to be regulated as BDCs rather than as CECs. In order to make an election to be treated as a BDC rather than a CEC, a fund must be operated for the purpose of investing in securities of non-public or small capitalization United States companies and making managerial assistance available to such companies. Making available managerial assistance means, among other things, any arrangement whereby a BDC, through its investment manager, directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. BDCs must have at least 70% of its assets invested in “qualifying assets” (as described below) for it to acquire any assets other than qualifying securities. For additional information regarding the differences between the 1940 Act’s regulation of CECs and BDCs, see “Comparison of Closed-End Funds and BDCs.”

Q:	What will AFT Stockholders receive in the AFT Merger?

A:

Subject to the terms and conditions of the AFT Merger Agreement, at the AFT Effective Time, each share of AFT Common Stock issued and outstanding immediately prior to the AFT Effective Time (other than shares owned by MFIC or any of its consolidated subsidiaries, including AFT Merger Sub (the “AFT Cancelled Shares”)) will be converted into the right to receive a number of shares of MFIC Common Stock equal to the AFT Exchange Ratio (as defined below) (cash will be paid in lieu of fractional shares). AFT has no preferred stock outstanding, and no preferred stock will be issued by MFIC as a result of the AFT Mergers.

Under the AFT Merger Agreement, as of a mutually agreed date no earlier than 48 hours (excluding Sundays and holidays) prior to the AFT Effective Time (such date, the “AFT Determination Date”), MFIC and AFT will deliver to the other a calculation of its NAV as of such date (such calculation with respect to AFT, the “Closing AFT Net Asset Value” and such calculation with respect to MFIC, the “Closing AFT Merger MFIC Net Asset Value”), in each case using the same set of assumptions, methodologies and adjustments as has been historically used in preparing such calculation. Based on such calculations, the parties will calculate: (1) the “AFT Per Share NAV,” which will be equal to (i) the Closing AFT Net Asset Value divided by (ii) the number of shares of AFT Common Stock issued and outstanding as of the AFT Determination Date (excluding any AFT Cancelled Shares) and (2) the “AFT Merger MFIC Per Share NAV,” which will be equal to (A) the Closing AFT Merger MFIC Net Asset Value divided by (B) the number of shares of MFIC Common Stock issued and outstanding as of the AFT Determination Date. The “AFT Exchange Ratio” will be equal to the quotient (rounded to four decimal places) of (i) the AFT Per

Share NAV divided by (ii) the AFT Merger MFIC Per Share NAV. Furthermore, promptly following the AFT Closing the MFIC Adviser or its affiliates will pay to holders of shares of AFT Common Stock that are issued and outstanding immediately prior to the AFT Effective Time a special payment equal to $0.25 per share of AFT Common Stock, subject to deduction for any applicable withholding tax (the “AFT Stockholder Payment”).

MFIC and AFT will update and redeliver the Closing AFT Merger MFIC Net Asset Value and the Closing AFT Net Asset Value, respectively, in the event that the AFT Closing is subsequently materially delayed or there is a material change to such calculation between the AFT Determination Date and the AFT Closing and as needed to ensure that the calculation is determined within 48 hours (excluding Sundays and holidays) prior to the AFT Effective Time.

See “Summary of the Mergers—AFT Merger Structure” for a graphical representation of the structure of the AFT Mergers.

Q:	What will AIF Stockholders receive in the AIF Mergers?

A:

Subject to the terms and conditions of the AIF Merger Agreement, at the AIF Effective Time, each share of AIF Common Stock issued and outstanding immediately prior to the AIF Effective Time (other than shares owned by MFIC or any of its consolidated subsidiaries, including AIF Merger Sub (the “AIF Cancelled Shares”)) will be converted into the right to receive a number of shares of MFIC Common Stock equal to the AIF Exchange Ratio (as defined below) (cash will be paid in lieu of fractional shares). AIF has no preferred stock outstanding, and no preferred stock will be issued by MFIC as a result of the AIF Mergers.

Under the AIF Merger Agreement, as of a mutually agreed date no earlier than 48 hours (excluding Sundays and holidays) prior to the AIF Effective Time (such date, the “AIF Determination Date”), MFIC and AIF will deliver to the other a calculation of its NAV as of such date (such calculation with respect to AIF, the “Closing AIF Net Asset Value” and such calculation with respect to MFIC, the “Closing AIF Merger MFIC Net Asset Value”), in each case using the same set of assumptions, methodologies and adjustments as has been historically used in preparing such calculation. Based on such calculations, the parties will calculate: (1) the “AIF Per Share NAV,” which will be equal to (i) the Closing AIF Net Asset Value divided by (ii) the number of shares of AIF Common Stock issued and outstanding as of the AIF Determination Date (excluding any AIF Cancelled Shares) and (2) the “AIF Merger MFIC Per Share NAV,” which will be equal to (A) the Closing AIF Merger MFIC Net Asset Value divided by (B) the number of shares of MFIC Common Stock issued and outstanding as of the AIF Determination Date. The “AIF Exchange Ratio” will be equal to the quotient (rounded to four decimal places) of (i) the AIF Per Share NAV divided by (ii) the AIF Merger MFIC Per Share NAV. Furthermore, promptly following the AIF Closing the MFIC Adviser or its affiliates will pay to holders of shares of AIF Common Stock that are issued and outstanding immediately prior to the AIF Effective Time a special payment equal to $0.25 per share of AIF Common Stock, subject to deduction for any applicable withholding tax (the “AIF Stockholder Payment”).

MFIC and AIF will update and redeliver the Closing AIF Merger MFIC Net Asset Value and the Closing AIF Net Asset Value, respectively, in the event that the AIF Closing is subsequently materially delayed or there is a material change to such calculation between the AIF Determination Date and the AIF Closing and as needed to ensure that the calculation is determined within 48 hours (excluding Sundays and holidays) prior to the AIF Effective Time.

See “Summary of the Mergers— AIF Merger Structure” for a graphical representation of the structure of the AIF Mergers.

Q:	What will MFIC Stockholders receive in the Mergers?

A:	MFIC Stockholders will continue to own their shares of MFIC Common Stock following the Mergers.

See “Summary of the Mergers—Merger Structure” for a graphical representation of the structure of the Mergers.

Q:	Is the AFT Exchange Ratio subject to any adjustment?

A:

Yes. The AFT Exchange Ratio will be appropriately adjusted (to the extent not already taken into account in determining the Closing AFT Merger MFIC Net Asset Value and the Closing AFT Net Asset Value, as applicable) if, between the AFT Determination Date and the AFT Effective Time, the respective outstanding shares of MFIC Common Stock or AFT Common Stock will have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities will be authorized and declared with a record date within such period, as permitted by the AFT Merger Agreement. Because the AFT Exchange Ratio will be determined within 48 hours (excluding Sundays and holidays) prior to the AFT Effective Time, the time period during which such an adjustment could occur will be relatively short.

Q:	Is the AIF Exchange Ratio subject to any adjustment?

A:

Yes. The AIF Exchange Ratio will be appropriately adjusted (to the extent not already taken into account in determining the Closing AIF Merger MFIC Net Asset Value and the Closing AIF Net Asset Value, as applicable) if, between the AIF Determination Date and the AIF Effective Time, the respective outstanding shares of MFIC Common Stock or AIF Common Stock will have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities will be authorized and declared with a record date within such period, as permitted by the AIF Merger Agreement. Because the AIF Exchange Ratio will be determined within 48 hours (excluding Sundays and holidays) prior to the AIF Effective Time, the time period during which such an adjustment could occur will be relatively short.

Q:	Who is responsible for paying the expenses relating to completing the Mergers?

A:

If the Mergers are not completed, MFIC, AFT and AIF will have incurred substantial expenses for which no ultimate benefit will have been received. MFIC has incurred out-of-pocket expenses in connection with the Mergers for investment banking, legal and accounting fees and financial printing and other related charges, much of which will be incurred even if the Mergers are not completed. Upon the closing of each Merger, an affiliate of Apollo has agreed to reimburse MFIC, AFT and AIF for all merger-related expenses incurred and payable in connection with the transactions. If a Merger does not close, a portion of the merger-related expenses of MFIC, AFT or AIF, as applicable, will be reimbursed by an affiliate of Apollo (with the remainder to be borne by MFIC, AFT or AIF, as applicable). It is anticipated that MFIC Adviser or its affiliate will bear expenses of approximately $7,234,111 in connection with the Mergers, if consummated. It is anticipated that MFIC will bear expenses of approximately $0 if the AFT Mergers are not consummated and the AIF Mergers are consummated, and expenses of approximately $0 if the AIF Mergers are not consummated and the AFT Mergers are consummated. It is anticipated that AFT will bear expenses of approximately $477,813 if the AFT Mergers are not consummated. It is anticipated that AIF will bear expenses of approximately $419,780 if the AIF Mergers are not consummated.

Q:	If I’m an MFIC Stockholder, will my expenses increase as a result of the Mergers?

A:

The investment advisory agreement between MFIC and MFIC Adviser (the “MFIC Advisory Agreement”) will remain in place for the combined company. As a result, the management fee and incentive fee will continue to be the same under the MFIC Advisory Agreement. See “—What are the pro forma costs and expenses estimated to be incurred by the combined company in the first year following completion of the Mergers?” and “Comparative Fees and Expenses” for additional details and assumptions.

Q:	If I’m a AFT Stockholder or AIF Stockholder, will my expenses increase as a result of the Mergers?

A:	The MFIC Advisory Agreement includes a 1.75% base management fee and an incentive fee of 17.50%. The investment advisory agreement between AFT and Apollo Credit Management, LLC (the “AFT/AIF

Adviser”) (the “AFT Advisory Agreement”) includes a 1.0% base management fee and no incentive fee. The investment advisory agreement between AIF and AFT/AIF Adviser (the “AIF Advisory Agreement”) includes a 1.0% base management fee and no incentive fee. As a result, the total fees to be paid by the combined company under the MFIC Advisory Agreement could potentially be higher than total fees currently payable by AFT or AIF under its respective Advisory Agreement. See “—What are the pro forma costs and expenses estimated to be incurred by the combined company in the first year following completion of the Mergers?” and “Comparative Fees and Expenses” for additional details and assumptions.

Q:	What are the pro forma costs and expenses estimated to be incurred by the combined company in the first year following completion of the Mergers?

A:

The following table is intended to assist MFIC Stockholders, AFT Stockholders and AIF Stockholders in understanding the costs and expenses that an investor in shares of MFIC Common Stock, AFT Common Stock or AIF Common Stock bears directly or indirectly and, based on the assumptions described in “Comparative Fees and Expenses,” the pro forma costs and expenses estimated to be incurred by the combined company in the first year following completion of the Mergers. We caution you that some of the percentages indicated in the table below are estimates and may vary. The table below is based on information as of September 30, 2023 for each party (except as noted below) and includes expenses of the applicable consolidated subsidiaries. Any footing differences are due to rounding. See “Comparative Fees and Expenses” for additional details and assumptions.

	Actual			Pro Forma(5)
	MFIC	AFT	AIF	MFIC/ AFT/AIF (1)	MFIC/ AFT(2)	MFIC/ AIF(3)
Annual expenses (as a percentage of net assets attributable to common stock):
Base management fees(4)	1.75%	1.57%	1.59%	1.75%	1.75%	1.75%
Incentive fees	2.42%	None	None	2.57%	2.62%	2.63%
Interest payments on borrowed funds	10.22%	3.53%	3.66%	8.79%	8.79%	8.79%
Other expenses	1.53%	0.88%	0.92%	1.19%	1.17%	1.17%
Total annual expenses	15.91%	5.99%	6.16%	14.30%	14.32%	14.34%

(1)	Represents MFIC’s pro forma capitalization as adjusted to reflect the effects following the completion of both the AFT Mergers and AIF Mergers.
(2)	Represents MFIC’s pro forma capitalization as adjusted to reflect the effects following the completion of the AFT Mergers.
(3)	Represents MFIC’s pro forma capitalization as adjusted to reflect the effects following the completion of the AIF Mergers.
(4)	Base management fees are being calculated on average net assets for MFIC. Base management fees are being calculated for AFT and AIF based on average daily managed assets.
(5)	The MFIC Special Distribution is excluded from this pro-forma calculation.

Q:	Will there be any special payments in connection with the AFT Mergers?

A:

Promptly following the closing of the AFT Mergers, the MFIC Adviser or its affiliates will pay or cause to be paid to holders of shares of AFT Common Stock that are issued and outstanding immediately prior to the AFT Effective Time the AFT Stockholder Payment, subject to deduction for any applicable withholding tax.

Q:	Will there be any special payments in connection with the AIF Mergers?

A:

Promptly following the closing of the AIF Mergers, the MFIC Adviser or its affiliates will pay or cause to be paid to holders of shares of AIF Common Stock that are issued and outstanding immediately prior to the AIF Effective Time the AIF Stockholder Payment, subject to deduction for any applicable withholding tax.

Q:	Will there be a special distribution following the consummation of the Mergers?

A:

Within thirty days following the closing of the AIF Mergers or the termination of the AIF Merger Agreement pursuant to the terms thereof, as applicable, subject to the closing of the AFT Mergers and applicable law, MFIC shall distribute to the holder of each share of MFIC Common Stock as of a record date to be determined by the MFIC Board an amount in cash equal to $0.20 per share of MFIC Common Stock held by such holder. The specific tax characteristics of the $0.20 per share special distribution have not yet been determined. No assurances can be given regarding the tax treatment to stockholders of the receipt of this special distribution.

Within thirty days following the closing of the AFT Mergers or the termination of the AFT Merger Agreement pursuant to the terms thereof, as applicable, subject to the closing of the AIF Mergers and applicable law, MFIC shall distribute to the holder of each share of MFIC Common Stock as of a record date to be determined by the MFIC Board an amount in cash equal to $0.20 per share of MFIC Common Stock held by such holder. The specific tax characteristics of the $0.20 per share special distribution have not yet been determined. No assurances can be given regarding the tax treatment to stockholders of the receipt of this special distribution.

Q:	Will I receive regular distributions after the Mergers?

A:

Subject to applicable legal restrictions and the sole discretion of the MFIC Board, after the Mergers, MFIC intends to declare and pay regular distributions to MFIC Stockholders on a quarterly basis. For a history of the distribution declarations and distributions paid by MFIC since the nine months ended September 30, 2023, see “Share Price Information—MFIC.” The amount and timing of past distributions are not a guarantee of any future distributions, or the amount thereof, the payment, timing and amount of which will be determined by the MFIC Board and depend on MFIC’s financial condition and earnings, contractual restrictions, legal and regulatory considerations and other factors. See “Distribution Reinvestment Plan of MFIC, AIF and AFT” for information regarding MFIC’s distribution reinvestment plan (“DRIP”).

Following the AFT Effective Time, the holders of shares of AFT Common Stock will be entitled to receive distributions declared by the MFIC Board with a record date after the AFT Effective Time theretofore payable with respect to the whole shares of MFIC Common Stock received as part of the AFT Merger Consideration (as defined below).

Following the AIF Effective Time, the holders of shares of AIF Common Stock will be entitled to receive distributions declared by the MFIC Board with a record date after the AIF Effective Time theretofore payable with respect to the whole shares of MFIC Common Stock received as part of the AIF Merger Consideration (as defined below).

Q:	Are the Mergers subject to any third party consents?

A:

Under the Merger Agreements, MFIC, AFT and AIF have agreed to cooperate with each other and use reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary, including to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings (including any required applications, notices or other filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), to obtain as promptly as practicable all permits of all governmental entities and all permits, consents, approvals, confirmations and authorizations of all third parties, in each case, that are necessary or advisable, to consummate the transactions contemplated by the Merger Agreements (including the Mergers) in the most expeditious manner practicable, and to comply with the terms and conditions of all such permits, consents, approvals and authorizations of all such third parties and governmental entities. There can be no assurance that any permits, consents, approvals, confirmations or authorizations will be obtained or that such permits, consents, approvals, confirmations or authorizations will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following the Mergers.

Q:	What will happen to AFT’s and AIF’s credit facilities following the Mergers?

A:

Immediately following the AFT Effective Time, MFIC will repay or prepay any amounts outstanding under AFT’s existing credit facility as of the AFT Effective Time, subject to the conditions set forth in MFIC’s senior secured credit facility.

Immediately following the AIF Effective Time, MFIC will repay or prepay any amounts outstanding under AIF’s existing credit facility as of the AIF Effective Time, subject to the conditions set forth in MFIC’s senior secured credit facility.

Q:	How will the combined company be managed following the Mergers?

A:

Subject to applicable law, the directors of MFIC immediately prior to the Mergers will remain the directors of MFIC, as the surviving company following the Mergers, and will hold office until their respective successors are duly elected and qualify, or their earlier death, resignation or removal. Subject to applicable law, the officers of MFIC immediately prior to the Mergers will remain the officers of MFIC and will hold office until their respective successors are duly appointed and qualify, or their earlier death, resignation or removal. Following the Mergers, MFIC Adviser will continue to be the investment adviser to MFIC.

Q:	How does the investment strategy of AFT and AIF differ from that of MFIC and what investment strategy changes are expected to occur in connection with the Merger?

A:	MFIC, AFT and AIF are proposing a combination of all three companies by mergers with MFIC as the surviving company. MFIC’s investment objective is not changing in connection with Mergers.

MFIC’s investment objective is to generate current income and, to a lesser extent, long-term capital appreciation. MFIC invests primarily in directly originated and privately negotiated first lien senior secured loans to privately held U.S. middle-market companies, which MFIC generally defines as companies with less than $75 million in EBITDA, as may be adjusted for market disruptions, mergers and acquisitions-related charges and synergies, and other items. To a lesser extent, MFIC may invest in other types of securities including, first lien unitranche, second lien senior secured, unsecured, subordinated, and mezzanine loans, and equities in both private and public middle market companies. AFT’s investment objective is to seek current income and preservation of capital. AIF’s primary investment objective is to seek current income with a secondary objective of preservation of capital. For additional information, see “Investment Objective and Strategy of MFIC”, “Investment Objective and Strategy of AFT” and “Investment Objective and Strategy of AIF.”

Q:	Will the composition of the MFIC Board change following the Mergers?

A:	No. As stated above, following the Mergers and subject to applicable law, the directors of MFIC immediately prior to the Mergers will remain the directors of MFIC.

Q:	Are MFIC Stockholders able to exercise appraisal rights?

A:

No. MFIC Stockholders will not be entitled to exercise appraisal rights with respect to any matter to be voted upon at the MFIC Special Meeting. Any MFIC Stockholder may abstain from voting or vote against any of such matters.

Q:	Are AFT Stockholders able to exercise appraisal rights?

A:

No. AFT Stockholders will not be entitled to exercise appraisal rights with respect to any matter to be voted upon at the AFT Special Meeting. Any AFT Stockholder may abstain from voting or vote against any of such matters.

Q:	Are AIF Stockholders able to exercise appraisal rights?

A:

No. AIF Stockholders will not be entitled to exercise appraisal rights with respect to any matter to be voted upon at the AIF Special Meeting. Any AIF Stockholder may abstain from voting or vote against any of such matters.

Q:	When do you expect to complete the Mergers?

A:

While there can be no assurance as to the exact timing, or that the Mergers will be completed at all, MFIC, AFT and AIF are working to complete the Mergers by the first half of 2024. It is currently expected that the Mergers will be completed promptly following receipt of the required stockholder approvals at the MFIC Special Meeting, the AFT Special Meeting and the AIF Special Meeting and satisfaction or waiver of the other closing conditions set forth in the Merger Agreements.

Q:	Are the Mergers expected to be taxable to MFIC Stockholders for U.S. federal income tax purposes?

A:

No. The Mergers are not expected to be a taxable event for MFIC Stockholders for U.S. federal income tax purposes. MFIC Stockholders should read the section captioned “Certain Material U.S. Federal Income Tax Considerations—Certain Material U.S. Federal Income Tax Consequences of the Mergers” for a more complete discussion of the U.S. federal income tax consequences of the Mergers. MFIC Stockholders should consult with their own tax advisors to determine the tax consequences of the Mergers to them.

Q:	Are the Mergers expected to be taxable to AFT Stockholders for U.S. federal income tax purposes?

A:

No. The Mergers are intended to qualify as a “reorganization,” within the meaning of Section 368(a) of the Code, and it is a condition to the obligations of each of MFIC, of AIF and of AFT to consummate the Mergers that MFIC, AIF and AFT, respectively, has received a written opinion from Simpson Thacher & Bartlett LLP (“Simpson Thacher”), outside legal counsel to MFIC, AIF and AFT, in each case dated as of the AFT Closing and AIF Closing, respectively, and substantially to the effect that the Mergers, taken together, will qualify as a “reorganization,” within the meaning of Section 368(a) of the Code. If the Mergers qualify as a reorganization for U.S. federal income tax purposes, AFT Stockholders are not expected to recognize any gain or loss for U.S. federal income tax purposes, except to the extent of the special payment, on the exchange of shares of AFT Common Stock for shares of MFIC Common Stock pursuant to the Mergers, and except for any gain or loss that may result from the receipt of cash in lieu of fractional shares of MFIC Common Stock. AFT Stockholders should read the section captioned “Certain Material U.S. Federal Income Tax Considerations—Certain Material U.S. Federal Income Tax Consequences of the Mergers” for a more complete discussion of the U.S. federal income tax consequences of the Mergers. AFT Stockholders should consult with their own tax advisors to determine the tax consequences of the Mergers to them.

Q:	Are the Mergers expected to be taxable to AIF Stockholders for U.S. federal income tax purposes?

A:

No. The Mergers are intended to qualify as a “reorganization,” within the meaning of Section 368(a) of the Code, and it is a condition to the obligations of each of MFIC, of AIF and of AFT to consummate the Mergers that MFIC, AIF and AFT, respectively, have received a written opinion from Simpson Thacher & Bartlett LLP (“Simpson Thacher”), outside legal counsel to MFIC, AIF and AFT, in each case dated as of the AIF Closing and the AFT Closing, respectively, and substantially to the effect that the Mergers, taken together, will qualify as a “reorganization,” within the meaning of Section 368(a) of the Code. If the Mergers qualify as a reorganization for U.S. federal income tax purposes, AIF Stockholders are not expected to recognize any gain or loss for U.S. federal income tax purposes, except to the extent of the special payment, on the exchange of shares of AIF Common Stock for shares of MFIC Common Stock pursuant to the Mergers, and except for any gain or loss that may result from the receipt of cash in lieu of fractional shares of MFIC Common Stock. AIF Stockholders should read the section captioned “Certain

Material U.S. Federal Income Tax Considerations—Certain Material U.S. Federal Income Tax Consequences of the Mergers” for a more complete discussion of the U.S. federal income tax consequences of the Mergers. AIF Stockholders should consult with their own tax advisors to determine the tax consequences of the Mergers to them.

Q:	What happens if the Mergers are not consummated?

A:

If the AFT Mergers are not completed for any reason, AFT Stockholders will not receive any consideration for their shares of AFT Common Stock, in connection with the AFT Mergers. Also, AFT Stockholders will not receive the AFT Stockholder Payment in connection with the transactions contemplated by the AFT Merger Agreement. Instead, each of MFIC and AFT will remain a stand-alone company.

If the AIF Mergers are not completed for any reason, AIF Stockholders will not receive any consideration for their shares of AIF Common Stock, in connection with the AIF Mergers. Also, AIF Stockholders will not receive the AIF Stockholder Payment in connection with the transactions contemplated by the AIF Merger Agreement. Instead, each of MFIC and AIF will remain a stand-alone company.

If both the AFT Mergers and the AIF Mergers are not completed for any reason, MFIC Stockholders will not receive the MFIC Distribution in connection with the Mergers.

Q:	Did the MFIC Special Committee receive an opinion from the financial advisor to the MFIC Special Committee regarding the Merger Consideration?

A:

Yes. The MFIC Special Committee received an opinion, dated November 6, 2023, from the financial advisor to the MFIC Special Committee as to the fairness, from a financial point of view, of: (i) the AFT Exchange Ratio, and (ii) the AIF Exchange Ratio. The full text of the opinion, which describes the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken in preparing the opinion, is attached as Annex C-1 and Annex C-2 to this joint proxy statement/prospectus. The opinion was for the information of, and was directed to, the MFIC Special Committee (in its capacity as such) and, as requested by the MFIC Special Committee, the MFIC Board (in its capacity as such) in connection with their respective consideration of the financial terms of the Mergers. The opinion addressed only the fairness, from a financial point of view, of: (i) the AFT Exchange Ratio, and (ii) the AIF Exchange Ratio. It did not address the underlying business decision of MFIC to engage in the Mergers or enter into the Merger Agreement or constitute a recommendation to the MFIC Special Committee or the MFIC Board in connection with the Mergers, and it does not constitute a recommendation to any MFIC Stockholder or any stockholder of any other entity as to how to vote or act in connection with the Mergers or any other matter. For more information, see the section entitled “The Mergers—Opinion of the Financial Advisor to the MFIC Special Committee.”

Q:	Did the AFT Special Committee receive an opinion from the financial advisor to the AFT Special Committee regarding the AFT Merger Consideration and the AFT Stockholder Payment?

A:

Yes. The AFT Special Committee received an opinion, dated November 6, 2023, from the financial advisor to the AFT Special Committee as to the fairness, from a financial point of view, to the holders of AFT Common Stock of the Total Per Share AFT Consideration (defined as the AFT Merger Consideration (disregarding cash paid for fractional shares) and the AFT Stockholder Payment, taken together). The full text of the opinion, which describes the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken in preparing the opinion, is attached as Annex D to this joint proxy statement/prospectus. The opinion was for the information of, and was directed to, the AFT Special Committee (in its capacity as such) and, as requested by the AFT Special Committee, the AFT Board (in its capacity as such) in connection with their respective consideration of the financial terms of the AFT Mergers. The opinion addressed only the fairness, from a financial point of view, of the Total Per Share AFT Consideration to the holders of AFT Common Stock. It did not address the underlying business decision of AFT to engage in the AFT Mergers or enter into the AFT Merger Agreement or constitute a recommendation to the AFT Special Committee or the AFT Board in connection with the AFT Mergers, and it does not constitute a recommendation to any holder of AFT Common Stock or any stockholder of any other entity as to how to vote or act in connection with the AFT Mergers or any other matter. For more information, see the section entitled “The Mergers—Opinion of the Financial Advisor to the AFT Special Committee.”

Q:	Did the AIF Special Committee receive an opinion from the financial advisor to the AIF Special Committee regarding the AIF Merger Consideration and the AIF Stockholder Payment?

A:

Yes. The AIF Special Committee received an opinion, dated November 6, 2023, from the financial advisor to the AIF Special Committee as to the fairness, from a financial point of view, to the holders of AIF Common Stock of the Total Per Share AIF Consideration (defined as the AIF Merger Consideration (disregarding cash paid for fractional shares) and the AIF Stockholder Payment, taken together). The full text of the opinion, which describes the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken in preparing the opinion, is attached as Annex E to this joint proxy statement/prospectus. The opinion was for the information of, and was directed to, the AIF Special Committee (in its capacity as such) and, as requested by the AIF Special Committee, the AIF Board (in its capacity as such) in connection with their respective consideration of the financial terms of the AIF Mergers. The opinion addressed only the fairness, from a financial point of view, of the Total Per Share AIF Consideration to the holders of AIF Common Stock. It did not address the underlying business decision of AIF to engage in the AIF Mergers or enter into the AIF Merger Agreement or constitute a recommendation to the AIF Special Committee or the AIF Board in connection with the AIF Mergers, and it does not constitute a recommendation to any holder of AIF Common Stock or any stockholder of any other entity as to how to vote or act in connection with the AIF Mergers or any other matter. For more information, see the section entitled “The Mergers—Opinion of the Financial Advisor to the AIF Special Committee.”

SUMMARY OF THE MERGERS

This summary highlights selected information contained elsewhere in this joint proxy statement/prospectus and may not contain all of the information that is important to you. You should carefully read this entire joint proxy statement/prospectus, including the other documents to which this joint proxy statement/prospectus refers for a more complete understanding of the Mergers. In particular, you should read the annexes attached to this joint proxy statement/prospectus, including the Merger Agreements, which are attached as Annex A and Annex B hereto, as they are the legal documents that govern the Mergers. See “Where You Can Find More Information.” For a discussion of the risk factors you should carefully consider, see the section entitled “Risk Factors” beginning page 40.

The Parties to the Mergers

MidCap Financial Investment Corporation

9 West 57th Street

New York, NY 10019

(212) 515-3450

MFIC, a Maryland corporation incorporated on February 2, 2004, is a closed-end, externally managed, diversified management investment company that has elected to be treated as a BDC under the 1940 Act. In addition, for tax purposes MFIC has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code. On August 1, 2022, MFIC changed its name from “Apollo Investment Corporation” to “MidCap Financial Investment Corporation.” MFIC’s Common Stock began to trade under the ticker “MFIC” on the NASDAQ Global Stock Market on August 12, 2022. Prior to August 12, 2022, MFIC’s Common Stock traded on the NASDAQ Global Select Market under the ticker “AINV.”

MFIC’s investment objective is to generate current income and, to a lesser extent, long-term capital appreciation. MFIC invests primarily in directly originated and privately negotiated first lien senior secured loans to privately held U.S. middle-market companies, which MFIC generally defines as companies with less than $75 million in EBITDA, as may be adjusted for market disruptions, mergers and acquisitions-related charges and synergies, and other items. To a lesser extent, MFIC may invest in other types of securities including, first lien unitranche, second lien senior secured, unsecured, subordinated, and mezzanine loans, and equities in both private and public middle market companies.

AFT Merger Sub, Inc.

9 West 57th Street

New York, NY 10019

(212) 515-3450

AFT Merger Sub is a Maryland corporation and a newly incorporated wholly-owned direct subsidiary of MFIC. AFT Merger Sub was formed in connection with and for the sole purpose of the AFT Mergers.

Apollo Senior Floating Rate Fund Inc.

9 West 57th Street

New York, NY 10019

(212) 515-3200

AFT, a Maryland corporation incorporated on February 23, 2011, is a diversified, closed-end management investment company. In addition, for tax purposes AFT has elected to be treated as a RIC under Subchapter M of the Code. AFT’s Common Stock began to trade under the ticker “AFT” on the NYSE on February 23, 2011.

AFT’s investment objective is to seek current income and preservation of capital. AFT seeks to achieve its investment objective by investing primarily in senior, secured loans made to companies whose debt is rated below investment grade (“Senior Loans”) and investments with similar characteristics. Senior Loans typically hold a first lien priority and pay interest at rates that are determined periodically on the basis of a floating base lending rate plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”); however, the Secured Overnight Financing Rate (“SOFR”) or the prime rate offered by one or more major U.S. banks and the certificate of deposit rate used by commercial lenders may also be used. Senior Loans are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrower(s)”) that operate in various industries and geographical regions. AFT seeks to generate current income and preservation of capital through a disciplined approach to credit selection and under normal market conditions will invest at least 80% of its managed assets in floating rate Senior Loans and investments with similar economic characteristics. This policy and AFT’s investment objective are not fundamental and may be changed by the Board of AFT with at least 60 days’ prior written notice provided to shareholders. Part of AFT’s investment objective is to seek preservation of capital. AFT’s ability to achieve capital preservation may be limited by its investment in credit instruments that have speculative characteristics. There can be no assurance that AFT will achieve its investment objective.

AIF Merger Sub, Inc.

9 West 57th Street

New York, NY 10019

(212) 515-3450

AIF Merger Sub is a Maryland corporation and a newly incorporated wholly-owned direct subsidiary of MFIC. AIF Merger Sub was formed in connection with and for the sole purpose of the AIF Mergers.

Apollo Tactical Income Fund Inc.

9 West 57th Street

New York, NY 10019

(212) 515-3200

AIF, a Maryland corporation incorporated on February 25, 2013, is a diversified, closed-end management investment company. In addition, for tax purposes AIF has elected to be treated as a RIC under Subchapter M of the Code. AIF’s Common Stock began to trade under the ticker “AIF” on the New York Stock Exchange (“NYSE”) on February 25, 2013.

AIF’s primary investment objective is to seek current income with a secondary objective of preservation of capital. AIF seeks to achieve its investment objectives primarily by allocating its assets among different types of credit instruments based on absolute and relative value considerations and its analysis of the credit markets. This ability to dynamically allocate AIF’s assets may result in AIF’s portfolio becoming concentrated in a particular type of credit instrument (such as Senior Loans or high yield corporate bonds) and substantially less invested in other types of credit instruments. Under normal market conditions, at least 80% of AIF’s managed assets will be invested in credit instruments and investments with similar economic characteristics. For purposes of this policy, “credit instruments” will include Senior Loans, subordinated loans, high yield corporate bonds, notes, bills, debentures, distressed securities, mezzanine securities, structured products (including, without limitation, collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and asset-backed securities), bank loans, corporate loans, convertible and preferred securities, government and municipal obligations, mortgage-backed securities, repurchase agreements, and other fixed-income instruments of a similar nature that may be represented by derivatives such as options, forwards, futures contracts or swap agreements. This policy and AIF’s investment objectives are not fundamental and may be changed by the Board with at least 60 days’ prior written notice provided to shareholders. AIF will seek to preserve capital to the extent consistent with its primary investment objective. AIF’s ability to achieve capital preservation may be limited by its investment in credit instruments that have speculative characteristics. There can be no assurance that AIF will achieve its investment objectives.

Apollo Investment Management, L.P.

9 West 57th Street

New York, NY 10019

(212) 515-3450

MFIC is externally managed and advised by Apollo Investment Management, L.P., an affiliate of Apollo Global Management, Inc. and its consolidated subsidiaries (“AGM”). MFIC Adviser is a Delaware limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). MFIC Adviser, subject to the overall supervision of the MFIC Board, manages the day-to-day operations of, and provides investment advisory services to MFIC.

AGM and other affiliates manage other funds that may have investment mandates that are similar, in whole or in part, with MFIC. MFIC Adviser and its affiliates may determine that an investment is appropriate both for MFIC and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, MFIC Adviser may determine that MFIC should invest on a side-by-side basis with one or more other funds. MFIC makes all such investments subject to compliance with applicable regulations and interpretations, and MFIC’s allocation procedures. Certain types of negotiated co-investments may be made only in accordance with the terms of the exemptive order (the “Order”) MFIC received from the SEC permitting MFIC to do so. Under the terms of the Order, a “required majority” (as defined in Section 57(o) of the 1940 Act) of MFIC’s independent directors must be able to reach certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to MFIC and MFIC’s Stockholders and do not involve overreaching of MFIC or MFIC’s Stockholders on the part of any person concerned, and (2) the transaction is consistent with the interests of MFIC’s Stockholders and is consistent with MFIC’s Board approved criteria. In certain situations where co-investment with one or more funds managed by MFIC Adviser or its affiliates is not covered by the Order, the personnel of MFIC Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on allocation policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. The Order is subject to certain terms and conditions so there can be no assurance that MFIC will be permitted to co-invest with certain of our affiliates other than in the circumstances currently permitted by regulatory guidance and the Order.

AFT Merger Structure

The AFT Mergers will result in the combination of MFIC and AFT with MFIC as the surviving company. Pursuant to the terms of the AFT Merger Agreement, at the AFT Effective Time, AFT Merger Sub will be merged with and into AFT. AFT will be the surviving company and will continue its existence as corporation under the laws of the State of Maryland. As of the AFT Effective Time, the separate corporate existence of AFT Merger Sub will cease. Immediately after the occurrence of the AFT Effective Time, AFT will merge with and into MFIC with MFIC continuing as the surviving company.

The following is a graphical representation of the structure of the AFT Mergers:

As of September 30, 2023, the NAV of MFIC Common Stock was $15.28 per share. As of September 30, 2023, the NAV of AFT Common Stock was $15.05 per share. Based on the NAVs of MFIC and AFT as of September 30, 2023 (and adjusted for estimated transaction costs), MFIC would issue approximately 0.9849 shares of MFIC Common Stock for each share of AFT Common Stock outstanding. Following the AFT Mergers, MFIC Adviser will continue to be the investment adviser to MFIC.

The AFT Merger Agreement is attached as Annex A to this joint proxy statement/prospectus. MFIC and AFT encourage their respective stockholders to read the AFT Merger Agreement carefully and in its entirety, as it is the legal document governing the AFT Mergers.

AIF Merger Structure

The AIF Mergers will result in the combination of MFIC and AIF with MFIC as the surviving company. Pursuant to the terms of the AIF Merger Agreement, at the AIF Effective Time, AIF Merger Sub will be merged with and into AIF. AIF will be the surviving company and will continue its existence as corporation under the laws of the State of Maryland. As of the AIF Effective Time, the separate corporate existence of AIF Merger Sub will cease. Immediately after the occurrence of the AIF Effective Time, AIF will merge with and into MFIC with MFIC continuing as the surviving company.

The following is a graphical representation of the structure of the AIF Mergers:

As of September 30, 2023, the NAV of MFIC Common Stock was $15.28 per share. As of September 30, 2023, the NAV of AIF Common Stock was $14.63 per share. Based on the NAVs of MFIC and AIF as of September 30, 2023 (and adjusted for estimated transaction costs), MFIC would issue approximately 0.9577 shares of MFIC Common Stock for each share of AIF Common Stock outstanding. Following the AIF Mergers, MFIC Adviser will continue to be the investment adviser to MFIC.

The AIF Merger Agreement is attached as Annex B to this joint proxy statement/prospectus. MFIC and AIF encourage their respective stockholders to read the AIF Merger Agreement carefully and in its entirety, as it is the legal document governing the AIF Mergers.

AFT Merger Consideration

Subject to the terms and conditions of the AFT Merger Agreement, at the effective time of the AFT Mergers (the “AFT Effective Time”), each share of AFT Common Stock issued and outstanding immediately prior to the AFT Effective Time (other than shares owned by MFIC or any of its consolidated subsidiaries, including AFT Merger Sub (the “AFT Cancelled Shares”)) will be converted into the right to receive a number of shares of MFIC Common Stock equal to the AFT Exchange Ratio (as defined below) (cash will be paid in lieu of fractional shares). AFT has no preferred stock outstanding, and no preferred stock will be issued by MFIC as a result of the AFT Mergers.

As of September 30, 2023, the net asset value (“NAV”) of MFIC Common Stock was $15.28 per share and as of September 30, 2023, the NAV of AFT Common Stock was $15.05 per share. Based on the NAVs of MFIC and AFT as of September 30, 2023 (and adjusted for estimated transaction costs), MFIC would issue approximately 0.9849 shares of MFIC Common Stock for each share of AFT Common Stock outstanding.

Under the AFT Merger Agreement, as of a mutually agreed date no earlier than 48 hours (excluding Sundays and holidays) prior to the AFT Determination Date, MFIC and AFT will deliver to the other the Closing AFT Net Asset Value and the Closing AFT Merger MFIC Net Asset Value, respectively, in each case using the same set of assumptions, methodologies and adjustments as has been historically used in preparing such calculation. Based on such calculations, the parties will calculate: (1) the AFT Per Share NAV, and (2) the AFT

Merger MFIC Per Share NAV. The AFT Exchange Ratio will be equal to the quotient (rounded to four decimal places) of (i) the AFT Per Share NAV divided by (ii) the AFT Merger MFIC Per Share NAV. Furthermore, promptly following the AFT Closing the MFIC Adviser or its affiliates will pay to holders of shares of AFT Common Stock that are issued and outstanding immediately prior to the AFT Effective Time a special payment equal to $0.25 per share of AFT Common Stock, subject to deduction for any applicable withholding tax.

MFIC and AFT will update and redeliver the Closing AFT Merger MFIC Net Asset Value and the Closing AFT Net Asset Value, respectively, in the event that the AFT Closing is subsequently materially delayed or there is a material change to such calculation between the AFT Determination Date and the AFT Closing and as needed to ensure that the calculation is determined within 48 hours (excluding Sundays and holidays) prior to the AFT Effective Time.

The AFT Exchange Ratio will be appropriately adjusted (to the extent not already taken into account in determining the Closing AFT Merger MFIC Net Asset Value and the Closing AFT Net Asset Value, as applicable) if, between the AFT Determination Date and the AFT Effective Time, the respective outstanding shares of MFIC Common Stock or AFT Common Stock will have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities will be authorized and declared with a record date within such period, as permitted by the AFT Merger Agreement. Because the AFT Exchange Ratio will be determined within 48 hours (excluding Sundays and holidays) prior to the AFT Effective Time, the time period during which such an adjustment could occur will be relatively short.

The AFT Closing is contingent upon (i) MFIC Stockholder approval of the MFIC Share Issuance Proposal, (ii) AFT Stockholder approval of the AFT Mergers and (iii) satisfaction or waiver of certain other closing conditions.

After the AFT Determination Date and until the AFT Mergers are completed, the NAV of the shares of MFIC Common Stock to be issued in the AFT Mergers will continue to fluctuate but, except as described above, the number of shares to be issued to AFT Stockholders will remain fixed.

AIF Merger Consideration

Subject to the terms and conditions of the AIF Merger Agreement, at the effective time of the AIF Mergers (the “AIF Effective Time”), each share of AIF Common Stock issued and outstanding immediately prior to the AIF Effective Time (other than shares owned by MFIC or any of its consolidated subsidiaries, including AIF Merger Sub (the “AIF Cancelled Shares”)) will be converted into the right to receive a number of shares of MFIC Common Stock equal to the AIF Exchange Ratio (as defined below) (cash will be paid in lieu of fractional shares). AIF has no preferred stock outstanding, and no preferred stock will be issued by MFIC as a result of the AIF Mergers.

As of September 30, 2023, the net asset value (“NAV”) of MFIC Common Stock was $15.28 per share and as of September 30, 2023, the NAV of AIF Common Stock was $14.63 per share. Based on the NAVs of MFIC and AIF as of September 30, 2023 (and adjusted for estimated transaction costs), MFIC would issue approximately 0.9577 shares of MFIC Common Stock for each share of AIF Common Stock outstanding.

Under the AIF Merger Agreement, as of a mutually agreed date no earlier than 48 hours (excluding Sundays and holidays) prior to the AIF Determination Date, MFIC and AIF will deliver to the other the Closing AIF Net Asset Value and the Closing AIF Merger MFIC Net Asset Value, respectively, in each case using the same set of assumptions, methodologies and adjustments as has been historically used in preparing such calculation. Based on such calculations, the parties will calculate: (1) the AIF Per Share NAV, and (2) the AIF Merger MFIC Per Share NAV. The AIF Exchange Ratio will be equal to the quotient (rounded to four decimal places) of (i) the

AIF Per Share NAV divided by (ii) the AIF Merger MFIC Per Share NAV. Furthermore, promptly following the AIF Closing the MFIC Adviser or its affiliates will pay to holders of shares of AIF Common Stock that are issued and outstanding immediately prior to the AIF Effective Time a special payment equal to $0.25 per share of AIF Common Stock, subject to deduction for any applicable withholding tax.

MFIC and AIF will update and redeliver the Closing AIF Merger MFIC Net Asset Value and the Closing AIF Net Asset Value, respectively, in the event that the AIF Closing is subsequently materially delayed or there is a material change to such calculation between the AIF Determination Date and the AIF Closing and as needed to ensure that the calculation is determined within 48 hours (excluding Sundays and holidays) prior to the AIF Effective Time.

The AIF Exchange Ratio will be appropriately adjusted (to the extent not already taken into account in determining the Closing AIF Merger MFIC Net Asset Value and the Closing AIF Net Asset Value, as applicable) if, between the AIF Determination Date and the AIF Effective Time, the respective outstanding shares of MFIC Common Stock or AIF Common Stock will have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities will be authorized and declared with a record date within such period, as permitted by the AIF Merger Agreement. Because the AIF Exchange Ratio will be determined within 48 hours (excluding Sundays and holidays) prior to the AIF Effective Time, the time period during which such an adjustment could occur will be relatively short.

The AIF Closing is contingent upon (i) MFIC Stockholder approval of the MFIC Share Issuance Proposal, (ii) AIF Stockholder approval of the AIF Mergera and (iii) satisfaction or waiver of certain other closing conditions.

After the AIF Determination Date and until the AIF Mergers are completed, the NAV of the shares of MFIC Common Stock to be issued in the AIF Mergers will continue to fluctuate but, except as described above, the number of shares to be issued to AIF Stockholders will remain fixed.

AFT Stockholder Payment

In connection with the transactions contemplated by the AFT Merger Agreement, and to compensate AFT Stockholders, promptly following closing of the AFT Mergers, MFIC Adviser or its affiliates will pay to holders of shares of AFT Common Stock that are issued and outstanding immediately prior to the AFT Effective Time a special payment equal to $0.25 per share of AFT Common Stock, subject to deduction for any applicable withholding tax. The specific tax characteristics of the $0.25 per share special payment have not yet been determined. No assurances can be given regarding the tax treatment to stockholders of the receipt of this special payment..

AIF Stockholder Payment

In connection with the transactions contemplated by the AIF Merger Agreement, and to compensate AIF Stockholders, promptly following closing of the AIF Mergers, MFIC Adviser or its affiliates will pay to holders of shares of AIF Common Stock that are issued and outstanding immediately prior to the AIF Effective Time a special payment equal to $0.25 per share of AIF Common Stock, subject to deduction for any applicable withholding tax. The specific tax characteristics of the $0.25 per share special payment have not yet been determined. No assurances can be given regarding the tax treatment to stockholders of the receipt of this special payment..

MFIC Distribution

Within thirty days following the closing of the AIF Mergers (as defined below) or the termination of the AIF Merger Agreement (as defined below) pursuant to the terms thereof, as applicable, subject to the closing of the AFT Mergers and applicable law, MFIC shall distribute to the holder of each share of MFIC Common Stock as of a record date to be determined by the MFIC Board an amount in cash equal to $0.20 per share of MFIC Common Stock held by such holder. The specific tax characteristics of the $0.20 per share special distribution have not yet been determined. No assurances can be given regarding the tax treatment to stockholders of the receipt of this special distribution.

Within thirty days following the closing of the AFT Mergers or the termination of the AFT Merger Agreement pursuant to the terms thereof, as applicable, subject to the closing of the AIF Mergers and applicable law, MFIC shall distribute to the holder of each share of MFIC Common Stock as of a record date to be determined by the MFIC Board an amount in cash equal to $0.20 per share of MFIC Common Stock held by such holder. The specific tax characteristics of the $0.20 per share special distribution have not yet been determined. No assurances can be given regarding the tax treatment to stockholders of the receipt of this special distribution.

Market Price of Securities

MFIC’s Common Stock is traded on the NASDAQ Global Select Market under the symbol “MFIC.” Prior to August 12, 2022, MFIC’s common stock traded on the NASDAQ Global Select Market under the ticker “AINV”. AFT’s Common Stock and AIF’s Common Stock is traded on the NYSE under the symbol “AFT” and “AIF,” respectively.

The following table presents the most recently determined NAV per share of MFIC Common Stock, AFT Common Stock and AIF Common Stock.

	MFIC Common Stock	AFT Common Stock	AIF Common Stock
NAV per Share as of September 30, 2023	$15.28	$15.05	$14.63

Risks Relating to the Mergers

The Mergers and the other transactions contemplated by the Merger Agreements are subject to, among others, the following risks. MFIC Stockholders, AFT Stockholders and AIF Stockholders should carefully consider these risks before deciding how to vote on the proposals to be voted on at their respective special meeting.

•	Most MFIC Stockholders, AFT Stockholders and AIF Stockholders will experience a reduction in percentage ownership and voting power in the combined company as a result of the Mergers.

•	MFIC may be unable to realize the benefits anticipated by the Mergers, including estimated cost savings, or it may take longer than anticipated to achieve such benefits.

•	The announcement and pendency of the proposed Mergers could adversely affect MFIC’s, AFT’s and AIF’s business, financial results and operations.

•	If either or both of the Mergers do not close, MFIC, AFT and/or AIF will not benefit from the expenses incurred in pursuit of such Merger(s).

•	The termination of either or both of the Merger Agreements could negatively impact MFIC, AFT and/or AIF.

•	The Merger Agreements limit the ability of MFIC, AFT and AIF to pursue alternatives to the Mergers.

•

Under certain circumstances, a third party that enters into a definitive transaction agreement with MFIC, AFT or AIF may be obligated to pay a termination fee upon termination of the AFT Merger Agreement or the AIF Merger Agreement, as applicable. This termination fee requirement might result in a potential competing acquirer proposing to pay a lower per share price to acquire MFIC, AFT or AIF, as applicable, than it might otherwise have proposed to pay, or deciding not to make a competing acquisition proposal.

•

The opinions delivered to the MFIC Special Committee, the AFT Special Committee and the AIF Special Committee from their respective financial advisors prior to the signing of the Merger Agreements will not reflect changes in circumstances since the date of the opinions.

•

The Mergers are subject to closing conditions, including stockholder approvals, that, if not satisfied or (to the extent legally allowed) waived, will result in either or both of the Mergers not being completed, which may result in material adverse consequences to the businesses and operations of MFIC, AFT and/or AIF.

•	MFIC, AFT and AIF may, to the extent legally allowed, waive one or more conditions to the Mergers without resoliciting stockholder approval.

•	MFIC, AFT and AIF will be subject to operational uncertainties and contractual restrictions while the Mergers are pending.

•	Litigation filed against MFIC, AFT and/or AIF in connection with the Mergers could result in substantial costs and could delay or prevent either or both of the Mergers from being completed.

•

The Mergers may trigger certain “change of control” provisions and other restrictions in contracts of MFIC, AFT, AIF or their affiliates and the failure to obtain any required consents or waivers could adversely impact the combined company.

•

The shares of MFIC Common Stock to be received by AFT Stockholders and AIF Stockholders as a result of the Mergers will have different rights associated with them than shares of AFT Common Stock and AIF Common Stock currently held by them.

See the section captioned “Risk Factors—Risks Relating to the Mergers” beginning on page 40 for a more detailed discussion of these risks.

U.S. Federal Income Tax Consequences of the Mergers

The Mergers are intended to qualify as a “reorganization,” within the meaning of Section 368(a) of the Code, and it is a condition to the obligations of each of MFIC, AFT and AIF to consummate the Mergers that MFIC, AFT and AIF has each received a written opinion from Simpson Thacher, outside legal counsel to MFIC, AFT and AIF, in each case dated as of the AFT Closing and AIF Closing, respectively, and substantially to the effect that the Mergers, taken together, will qualify as a “reorganization,” within the meaning of Section 368(a) of the Code. If the Mergers qualify as a reorganization for U.S. federal income tax purposes, except to the extent of the special payment, AFT Stockholders and AIF Stockholders are not expected to recognize any gain or loss for U.S. federal income tax purposes on the exchange of shares of AFT Common Stock or AIF Common Stock for shares of MFIC Common Stock pursuant to the Mergers, and except for any gain or loss that may result from the receipt of cash in lieu of fractional shares of MFIC Common Stock.

AFT Stockholders and AIF Stockholders should read the section captioned “Certain Material U.S. Federal Income Tax Considerations—Certain Material U.S. Federal Income Tax Consequences of the Mergers” for a more complete discussion of the U.S. federal income tax consequences of the Mergers. AFT Stockholders and AIF Stockholders should consult with their own tax advisors to determine the tax consequences of the Mergers to them.

The Mergers are not expected to be a taxable event for MFIC Stockholders for U.S. federal income tax purposes.

Special Meeting of MFIC Stockholders

MFIC plans to hold the MFIC Special Meeting virtually on [            ], 2023, at [    ] a.m., Eastern Time, at the following website [    ]. At the MFIC Special Meeting, MFIC Stockholders will be asked to approve the MFIC Share Issuance Proposal.

An MFIC Stockholder can vote at the MFIC Special Meeting if such stockholder owned shares of MFIC Stock at the close of business on the MFIC Record Date. As of that date, there were [            ] shares of MFIC Common Stock issued and outstanding and entitled to vote. Approximately [    ] of such total outstanding shares, or approximately [    ]%, were owned beneficially or of record by directors and executive officers of MFIC.

Special Meeting of AFT Stockholders

AFT plans to hold the AFT Special Meeting virtually on [            ], 2023, at [    ] a.m., Eastern Time, at the following website [    ]. At the AFT Special Meeting, AFT Stockholders will be asked to approve the AFT Merger Proposal.

An AFT Stockholder can vote at the AFT Special Meeting if such stockholder owned shares of AFT Common Stock at the close of business on the AFT Record Date. As of that date, there were [    ] shares of AFT Common Stock outstanding and entitled to vote. Approximately [    ] of such total outstanding shares, or [    ]%, were owned beneficially or of record by directors and executive officers of AFT.

Special Meeting of AIF Stockholders

AIF plans to hold the AIF Special Meeting virtually on [            ], 2023, at [    ] a.m., Eastern Time, at the following website [    ]. At the AIF Special Meeting, AIF Stockholders will be asked to approve the AIF Merger Proposal.

An AIF Stockholder can vote at the AIF Special Meeting if such stockholder owned shares of AIF Common Stock at the close of business on the AIF Record Date. As of that date, there were [            ] shares of AIF Common Stock outstanding and entitled to vote. Approximately [    ] of such total outstanding shares, or [    ]%, were owned beneficially or of record by directors and executive officers of AIF.

MFIC Board Recommendation

The MFIC Board, upon recommendation of the MFIC Special Committee, has unanimously approved the Merger Agreements, including the Mergers and the related transactions. After careful consideration and, with respect to the MFIC Share Issuance Proposal, on the recommendation of the MFIC Special Committee, the MFIC Board unanimously approved the Merger Agreements, declared the Mergers and the transactions contemplated by the Merger Agreements advisable and unanimously recommends that MFIC Stockholders vote “FOR” the MFIC Share Issuance Proposal.

AFT Board Recommendation

The AFT Board, upon recommendation of the AFT Special Committee, has unanimously approved the AFT Merger Agreement, declared the AFT Mergers and the related transactions advisable and directed that such matters be submitted to AFT Stockholders for approval. After careful consideration, and on the recommendation of the AFT Special Committee, the AFT Board unanimously approved the AFT Merger Agreement, declared the AFT Mergers and the other transactions contemplated by the AFT Merger Agreement advisable and unanimously recommends that AFT Stockholders vote “FOR” the AFT Merger Proposal.

AIF Board Recommendation

The AIF Board, upon recommendation of the AIF Special Committee, has unanimously approved the AIF Merger Agreement, declared the AIF Mergers and the related transactions advisable and directed that such matters be submitted to AIF Stockholders for approval. After careful consideration, and on the recommendation of the AIF Special Committee, the AIF Board unanimously approved the AIF Merger Agreement, declared the AIF Mergers and the other transactions contemplated by the AIF Merger Agreement advisable and unanimously recommends that AIF Stockholders vote “FOR” the AIF Merger Proposal.

Vote Required—MFIC

Each share of MFIC Common Stock has one vote on each matter to be considered at the MFIC Special Meeting or any adjournment or postponement thereof. Each share of MFIC Common Stock is entitled to one vote for each share of MFIC Common Stock held on the MFIC Record Date.

The MFIC Share Issuance Proposal

The affirmative vote of MFIC Stockholders representing a majority of all the votes cast at the MFIC Special Meeting is required to approve the MFIC Share Issuance Proposal.

Abstentions will have no effect on the voting outcome of the MFIC Share Issuance Proposal. If the enclosed proxy card is signed and returned without any directions given, the shares of MFIC Common Stock will be voted “FOR” the MFIC Share Issuance Proposal.

Vote Required—AFT

Each share of AFT Common Stock has one vote on each matter to be considered at the AFT Special Meeting or any adjournment or postponement thereof. Each share of AFT Common Stock is entitled to one vote for each share of AFT Common Stock held on the AFT Record Date.

The AFT Merger Proposal

The affirmative vote of  a majority of the securities of AFT entitled to vote on the AFT Merger Proposal is required for approval of the AFT Merger Proposal.

Abstentions will have the same effect as votes “against” the AFT Merger Proposal. If the enclosed proxy card is signed and returned without any directions given, the shares of AFT Common Stock will be voted “FOR” the AFT Merger Proposal.

Vote Required—AIF

Each share of AIF Common Stock has one vote on each matter to be considered at the AIF Special Meeting or any adjournment or postponement thereof. Each share of AIF Common Stock is entitled to one vote for each share of AIF Common Stock held on the AIF Record Date.

The AIF Merger Proposal

The affirmative vote of  a majority of the securities of AIF entitled to vote on the AIF Merger Proposal is required for approval of the AIF Merger Proposal.

Abstentions will have the same effect as votes “against” the AIF Merger Proposal. If the enclosed proxy card is signed and returned without any directions given, the shares of AIF Common Stock will be voted “FOR” the AIF Merger Proposal.

Completion of the Mergers

As more fully described elsewhere in this joint proxy statement/prospectus and in the Merger Agreements, the completion of the Mergers depends on a number of conditions being satisfied or, where legally permissible, waived. The AFT Closing is not contingent on the AIF Closing, and vice versa. For information on the conditions that must be satisfied or waived for the Mergers to occur, see “Description of the AFT Merger Agreement—Conditions to Closing the AFT Mergers” and “Description of the AIF Merger Agreement—Conditions to Closing

the AIF Mergers.” While there can be no assurance as to the exact timing, or that the Mergers will be completed at all, MFIC, AFT and AIF are working to complete the Mergers by the first half of 2024. It is currently expected that the Mergers will be completed promptly following receipt of the required stockholder approvals at the MFIC Special Meeting, the AFT Special Meeting and the AIF Special Meeting and satisfaction or waiver of the other closing conditions set forth in the Merger Agreements.

Termination of the Merger

The AFT Merger Agreement contains certain termination rights, including if the AFT Mergers are not completed on or before November 7, 2024, or if the requisite approvals of MFIC’s and AFT’s stockholders are not obtained. The AFT Merger Agreement provides that, upon the termination of the AFT Merger Agreement under certain circumstances involving entry into a definitive transaction by AFT with a third party, such third party that enters into the definitive transaction with AFT may be required to pay MFIC a termination fee of $7,029,482. The AFT Merger Agreement also provides that, upon the termination of the AFT Merger Agreement under certain circumstances involving entry into a definitive transaction by MFIC with a third party, such third party that enters into the definitive agreement with MFIC may be required to pay to AFT a termination fee of $29,905,339.

The AIF Merger Agreement contains certain termination rights, including if the AIF Mergers are not completed on or before November 7, 2024, or if the requisite approvals of MFIC’s and AIF’s stockholders are not obtained. The AIF Merger Agreement provides that, upon the termination of the AIF Merger Agreement under certain circumstances involving entry into a definitive transaction by AIF with a third party, such third party that enters into the definitive transaction with AIF may be required to pay MFIC a termination fee of $6,348,267. The AIF Merger Agreement also provides that, upon the termination of the AIF Merger Agreement under certain circumstances involving entry into a definitive transaction by MFIC with a third party, such third party that enters into the definitive agreement with MFIC may be required to pay to AIF a termination fee of $29,905,339.

See “Description of the AFT Merger Agreement—Termination of the AFT Merger Agreement” and “Description of the AIF Merger Agreement—Termination of the AIF Merger Agreement” for additional information.

Other Actions Taken in Connection with the Mergers

In connection with the consummation of the AFT Mergers and AIF Mergers, the MFIC Adviser or its affiliates will pay to holders of shares of AFT Common Stock and AIF Common Stock that are issued and outstanding immediately prior to the AFT Effective Time and the AIF Effective Time the AFT Stockholder Payment and AIF Stockholder Payment, respectively, each of which is discussed above in “Summary of the Mergers—AFT Stockholder Payment” and “Summary of the Mergers—AIF Stockholder Payment.”

It is expected that, following the consummation of the Mergers, or one of the Mergers if the Board of Directors of MFIC has determined that the other Merger is unlikely to be consummated, the Board of Directors of MFIC will declare a special dividend to holders of shares of MFIC Common Stock that are issued and outstanding after the AFT Effective Time and/or AIF Effective Time, as the case may be, an amount in cash equal to $0.20 per share of MFIC Common Stock, subject to deduction for any applicable withholding tax. The special dividend is subject to the Board of Directors’ approval and there is no guarantee that the special dividend will be declared. See “Summary of the Mergers—MFIC Distribution” for more information.

Management of the Combined Company

Subject to applicable law, the directors of MFIC immediately prior to the Mergers will remain the directors of MFIC and will hold office until their respective successors are duly elected and qualify, or their earlier death, resignation or removal. Subject to applicable law, the officers of MFIC immediately prior to the Mergers will remain the officers of MFIC and will hold office until their respective successors are duly appointed and qualify, or their earlier death, resignation or removal. Following the Mergers, MFIC Adviser will continue to be the investment adviser to MFIC.

Reasons for the Mergers

In considering the Mergers and the terms of the Merger Agreements and the Side Letter Agreements, the Special Committees and the Boards consulted with their respective legal advisors (and, in the case of the Special Committees, their respective financial advisors), as well as management of MFIC Adviser, AFT/AIF Adviser, and considered numerous factors.

The material factors considered by the MFIC Special Committee and the MFIC Board in concluding that the Mergers are in the best interests of MFIC and MFIC Stockholders included, among others:

•	the combined company is expected to benefit from increased analyst coverage and improved secondary market liquidity of its shares as a result of its scale;

•

the expected accretion to net investment income per share via cost savings through operational synergies and the potential to deploy additional leverage on the acquired investment portfolio in investments that are expected to be higher yielding than a majority of the existing portfolio holdings;

•	the MFIC Distribution; and

•	the MFIC Side Letter Agreement.

The material factors considered by the AFT Special Committee and the AFT Board in concluding that the AFT Mergers are in the best interests of AFT and AFT Stockholders included, among others:

•	the combined company would potentially benefit from increased analyst coverage as a result of its scale;

•	the combined company is expected to benefit from improved secondary market liquidity of its shares as a result of its scale;

•

the expected accretion to net investment income per share via cost savings through operational synergies, the potential to deploy additional leverage on the acquired investment portfolio in investments that MFIC expects will be higher yielding than a majority of the existing portfolio holdings and increased leverage on the combined company’s portfolio compared to AFT’s current leverage;

•	the AFT Stockholder Payment;

•	the MFIC Distribution; and

•	the AFT Side Letter Agreement.

The material factors considered by the AIF Special Committee and the AIF Board in concluding that the AIF Mergers are in the best interests of AIF and AIF Stockholders included, among others:

•	the combined company would potentially benefit from increased analyst coverage as a result of its scale;

•	the combined company is expected to benefit from improved secondary market liquidity of its shares as a result of its scale;

•	the expected accretion to net investment income per share via cost savings through operational synergies, the potential to deploy additional leverage on the acquired investment portfolio in investments that MFIC expects will be higher yielding than a majority of the existing portfolio holdings and increased leverage on the combined company’s portfolio compared to AIF’s current leverage;

•	the AIF Stockholder Payment;

•	the MFIC Distribution; and

•	the AIF Side Letter Agreement.

For a further discussion of the material factors considered by the Special Committees and the Boards, see the sections below entitled “MFIC”, “AFT” and “AIF”.

MFIC

The MFIC Board consulted with its legal and other advisors, as well as management of MFIC Adviser, AFT/AIF Adviser, and considered numerous factors, including the unanimous recommendation of the MFIC Special Committee. As a result of their considerations, the MFIC Special Committee and the MFIC Board unanimously determined that the Mergers are in the best interests of MFIC and in the best interests of MFIC Stockholders, and that existing MFIC Stockholders will not suffer any dilution for purposes of Rule 17a-8 under the 1940 Act as a result of the Mergers.

In considering the Mergers and the terms of the Merger Agreements and the MFIC Side Letter Agreement, the MFIC Special Committee and the MFIC Board reviewed comparative information about MFIC, AFT and AIF. The MFIC Special Committee and the MFIC Board also considered the anticipated reasonable expectations of MFIC Stockholders, market dynamics and regulatory and legal issues. In addition, the MFIC Special Committee and the MFIC Board reviewed comprehensive information regarding the anticipated benefits and possible risks to MFIC and MFIC Stockholders as a result of the Mergers.

The MFIC Special Committee and the MFIC Board, with the assistance of their legal and other advisors (and, in the case of the MFIC Special Committee, its financial advisor), weighed various benefits and risks in considering and negotiating the terms of the Mergers, both with respect to the immediate effects of the Mergers on MFIC and MFIC Stockholders and with respect to the potential benefits that could be experienced by the combined company after the Mergers. Some of the material factors considered by the MFIC Special Committee and the MFIC Board that assisted them in concluding the Mergers are in the best interests of MFIC and MFIC Stockholders included, among others:

•	the combined company is expected to benefit from increased analyst coverage and improved secondary market liquidity of its shares as a result of its scale;

•

the expected accretion to net investment income per share via cost savings through operational synergies and the potential to deploy additional leverage on the acquired investment portfolio in investments that are expected to be higher yielding than a majority of the existing portfolio holdings;

•	the MFIC Distribution;

•	the MFIC Side Letter Agreement;

•	expected greater access to more diverse and lower-cost sources of debt capital;

•	acquisition of known investment portfolios;

•	no dilution for purposes of Rule 17a-8 under the 1940 Act;

•	process for negotiation;

•

the opinion of Lazard Frères & Co. LLC (“Lazard”), the financial advisor to the MFIC Special Committee, as more fully described in the section entitled “The Mergers—Opinions of the Financial Advisor to the MFIC Special Committee”;

•	transaction costs of the Mergers, including fees to outside advisors; and

•	the absence of an adverse impact on MFIC’s regulatory obligations.

The foregoing list does not include all of the factors that the MFIC Special Committee and the MFIC Board considered in approving the proposed Mergers, the Merger Agreements and the MFIC Side Letter Agreement, and each member of the MFIC Special Committee and of the MFIC Board may have assigned different weights to different factors. In addition, the members of the MFIC Special Committee and the MFIC Board may have individually considered factors that are not listed here, or not individually considered certain factors that are listed here.

For a further discussion of the material factors considered by the MFIC Special Committee and the MFIC Board, see “The Mergers—Reasons for the Mergers.”

AFT

The AFT Board consulted with its legal and other advisors, as well as representatives of MFIC Adviser and AFT Adviser, and considered numerous factors, including the unanimous recommendation of the AFT Special Committee. As a result of their considerations, the AFT Special Committee and the AFT Board unanimously determined that the AFT Mergers are in the best interests of AFT and in the best interests of AFT Stockholders, and that existing AFT Stockholders will not suffer any dilution for purposes of Rule 17a-8 under the 1940 Act as a result of the AFT Mergers.

In considering the AFT Mergers and the terms of the AFT Merger Agreement and the AFT Side Letter Agreement, the AFT Special Committee and the AFT Board reviewed comparative information about MFIC and AFT. The AFT Special Committee and the AFT Board also considered the anticipated reasonable expectations of AFT Stockholders, market dynamics and regulatory and legal issues. In addition, the AFT Special Committee and the AFT Board reviewed comprehensive information regarding the anticipated benefits and possible risks to AFT and AFT Stockholders as a result of the AFT Mergers. The AFT Special Committee also considered the differences between closed-end funds and BDCs generally, including the differences in permissible leverage between the two types of entities. The AFT Special Committee also considered the similarities and differences in the types and characteristics of assets in the MFIC and AFT portfolios.

The AFT Special Committee and the AFT Board, with the assistance of their legal and other advisors (and, in the case of the AFT Special Committee, its financial advisor), weighed various benefits and risks in considering and negotiating the terms of the AFT Mergers, both with respect to the immediate effects of the AFT Mergers on AFT and AFT Stockholders and with respect to the potential benefits that could be experienced by the combined company after the AFT Mergers. The AFT Special Committee and the AFT Board also considered changes to the foregoing factors that could occur following the closing of the AIF Mergers. Some of the material factors considered by the AFT Special Committee and the AFT Board that assisted them in concluding that the AFT Mergers are in the best interests of AFT and AFT Stockholders included, among others:

•	the combined company would potentially benefit from increased analyst coverage as a result of its scale;

•	the combined company is expected to benefit from improved secondary market liquidity of its shares as a result of its scale;

•

the expected accretion to net investment income per share via cost savings through operational synergies, the potential to deploy additional leverage on the acquired investment portfolio in investments that MFIC expects to be higher yielding than a majority of the existing portfolio holdings and increased leverage on the combined company’s portfolio compared to AFT’s current leverage;

•	the AFT Stockholder Payment;

•	the MFIC Distribution;

•	the AFT Side Letter Agreement;

•	expected increased portfolio yield based on current portfolio yields of AFT and MFIC;

•	integration into a known investment portfolio;

•	affiliation of the management teams;

•	no dilution for purposes of Rule 17a-8 under the 1940 Act;

•	process for negotiation;

•

the opinion of Keefe, Bruyette & Woods, Inc. (“KBW”), the financial advisor to the AFT Special Committee, as more fully described in the section entitled “The Mergers—Opinion of the Financial Advisor to the AFT Special Committee”;

•	transaction costs of the AFT Mergers, including fees to outside advisors;

•

that the AFT Mergers are expected to qualify as a tax-free reorganization for U.S. federal income tax purposes, except to the extent of the special payment and cash received in lieu of fractional shares; and

•	the absence of an adverse impact on AFT’s regulatory obligations.

The foregoing list does not include all of the factors that the AFT Special Committee and the AFT Board considered in approving the proposed AFT Mergers, the AFT Merger Agreement and the AFT Side Letter Agreement, and each member of the AFT Special Committee and of the AFT Board may have assigned different weights to different factors. In addition, the members of the AFT Special Committee and the AFT Board may have individually considered factors that are not listed here, or not individually considered certain factors that are listed here.

For a further discussion of the material factors considered by the AFT Special Committee and the AFT Board, see “The Mergers—Reasons for the Mergers.”

AIF

The AIF Board consulted with its legal and other advisors, as well as representatives of MFIC Adviser and AIF Adviser, and considered numerous factors, including the unanimous recommendation of the AIF Special Committee. As a result of their considerations, the AIF Special Committee and the AIF Board unanimously determined that the AIF Mergers are in the best interests of AIF and in the best interests of AIF Stockholders, and that existing AIF Stockholders will not suffer any dilution for purposes of Rule 17a-8 under the 1940 Act as a result of the AIF Mergers.

In considering the AIF Mergers and the terms of the AIF Merger Agreement and the AIF Side Letter Agreement, the AIF Special Committee and the AIF Board reviewed comparative information about MFIC and AIF. The AIF Special Committee and the AIF Board also considered the anticipated reasonable expectations of AIF Stockholders, market dynamics and regulatory and legal issues. In addition, the AIF Special Committee and the AIF Board reviewed comprehensive information regarding the anticipated benefits and possible risks to AIF and AIF Stockholders as a result of the AIF Mergers. The AIF Special Committee also considered the differences between closed-end funds and BDCs generally, including the differences in permissible leverage between the two types of entities. The AIF Special Committee also considered the similarities and differences in the types and characteristics of assets in the MFIC and AIF portfolios.

The AIF Special Committee and the AIF Board, with the assistance of their legal and other advisors (and, in the case of the AIF Special Committee, its financial advisor), weighed various benefits and risks in considering and negotiating the terms of the AIF Mergers, both with respect to the immediate effects of the AIF Mergers on

AIF and AIF Stockholders and with respect to the potential benefits that could be experienced by the combined company after the AIF Mergers. The AIF Special Committee and the AIF Board also considered changes to the foregoing factors that could occur following the closing of the AFT Mergers. Some of the material factors considered by the AIF Special Committee and the AIF Board that assisted them in concluding that the AIF Mergers are in the best interests of AIF and AIF Stockholders included, among others:

•	the combined company would potentially benefit from increased analyst coverage as a result of its scale;

•	the combined company is expected to benefit from improved secondary market liquidity of its shares as a result of its scale;

•

the expected accretion to net investment income per share via cost savings through operational synergies, the potential to deploy additional leverage on the acquired investment portfolio in investments that MFIC expects to be higher yielding than a majority of the existing portfolio holdings and increased leverage on the combined company’s portfolio compared to AIF’s current leverage;

•	the AIF Stockholder Payment;

•	the MFIC Distribution;

•	the AIF Side Letter Agreement;

•	expected increased portfolio yield based on current portfolio yields of AIF and MFIC;

•	integration into a known investment portfolio;

•	affiliation of the management teams;

•	no dilution for purposes of Rule 17a-8 under the 1940 Act;

•	process for negotiation;

•	the opinion of KBW, the financial advisor to the AIF Special Committee, as more fully described in the section entitled “The Mergers—Opinion of the Financial Advisor to the AIF Special Committee”;

•	transaction costs of the AIF Mergers, including fees to outside advisors;

•

that the AIF Mergers are expected to qualify as a tax-free reorganization for U.S. federal income tax purposes, except to the extent of the special payment and cash received in lieu of fractional shares; and

•	the absence of an adverse impact on AIF’s regulatory obligations.

The foregoing list does not include all of the factors that the AIF Special Committee and the AIF Board considered in approving the proposed AIF Mergers, the AIF Merger Agreement and the AIF Side Letter Agreement, and each member of the AIF Special Committee and of the AIF Board may have assigned different weights to different factors. In addition, the members of the AIF Special Committee and the AIF Board may have individually considered factors that are not listed here, or not individually considered certain factors that are listed here.

For a further discussion of the material factors considered by the AIF Special Committee and the AIF Board, see “The Mergers—Reasons for the Mergers.”

MFIC Stockholders, AFT Stockholders and AIF Stockholders Do Not Have Appraisal Rights

Neither the MFIC Stockholders, the AFT Stockholders nor the AIF Stockholders will be entitled to exercise appraisal rights in connection with the Mergers under the laws of the State of Maryland.

RISK FACTORS

In addition to the other information included or incorporated by reference in this joint proxy statement/prospectus, stockholders should carefully consider the risks described below in determining whether to approve, in the case of MFIC Stockholders, the MFIC Share Issuance Proposal, in the case of AFT Stockholders, the AFT Merger Proposal, and in the case of AIF Stockholders, the AIF Merger Proposal. The information in “Item 1A.  Risk Factors” in Part I of MFIC’s Annual Report on Form 10-KT (file no. 814-00646) for the nine months ended December  31, 2022, “Item 1A. Risk Factors” in Part II of MFIC’s Quarterly Report on Form 10-Q (file no. 814-00646) for the quarter ended March  31, 2023, “Item 1A. Risk Factors” in Part II of MFIC’s Quarterly Report on Form 10-Q (file no. 814-00646) for the quarter ended June  30, 2023 and in “Item 1A. Risk Factors” in Part II of MFIC’s Quarterly Report on Form 10-Q (file no. 814-00646) for the quarter ended September 30, 2023) is incorporated herein by reference for general risks related to MFIC. The information in “ Fund Investment Objectives, Policies and Risks (unaudited) – Risk Factors” in AFT’s Annual Report on Form N-CSR (file no. 811-22591) for the fiscal year ended December  31, 2022 and “Fund Investment Objectives, Policies and Risks (unaudited) – Risk Factors” in AFT’s Semi-Annual Report on Form N-CSRS (file no. 811-22591) for the six months ended June 30, 2023 is incorporated herein by reference for general risks related to AFT. The information in “Fund Investment Objectives, Policies and Risks (unaudited) – Risk Factors” in AIF’s Annual Report on Form N-CSR (file no. 811-22591) for the fiscal year ended December  31, 2022 and “Fund Investment Objectives, Policies and Risks (unaudited) – Risk Factors” in AIF’s Semi-Annual Report on Form N-CSRS (file no. 811-22591) for the six months ended June 30, 2023 is incorporated herein by reference for general risks related to AIF. The occurrence of any of these risks could materially and adversely affect the business, prospects, financial condition, results of operations and cash flow of MFIC, AFT and AIF and, following the Mergers, the combined company and might cause you to lose all or part of your investment. The risks, as set out below and incorporated by reference herein, are not the only risks MFIC, AFT and AIF and, following the Mergers, the combined company face, and there may be additional risks that MFIC, AFT and AIF do not presently know of or that they currently consider not likely to have a significant impact. New risks may emerge at any time and MFIC, AFT and AIF cannot predict such risks or estimate the extent to which they may affect the business or financial performance of MFIC, AFT and AIF and, following the Mergers, the combined company. See also “Incorporation by Reference for MFIC,” “Incorporation by Reference for AFT,” “Incorporation by Reference for AIF” and “Where You Can Find More Information” in this joint proxy statement/prospectus.

Risks Relating to the Mergers

Because the market price of MFIC Common Stock and the NAV per share of MFIC Common Stock, AFT Common Stock and AIF Common Stock will fluctuate, AFT Stockholders and AIF Stockholders cannot be sure of the market value of the consideration they will receive in connection with the Mergers until the AFT Closing and AIF Closing.

At the AFT Effective Time and AIF Effective Time, each share of AFT Common Stock and AIF Common Stock issued and outstanding immediately prior to the AFT Effective Time and AIF Effective Time (other than AFT Cancelled Shares and AIF Cancelled Shares), respectively, will be converted into the right to receive a number of shares of MFIC Common Stock, equal to the AFT Exchange Ratio and AIF Exchange Ratio (cash may be paid in lieu of fractional shares). The market value of such consideration to be received by AFT Stockholders upon completion of the AFT Mergers (the “AFT Merger Consideration”) may vary from the closing price of AFT Common Stock and MFIC Common Stock, respectively, on the date the AFT Mergers were announced, on the date of the AFT Special Meeting to consider the AFT Merger Proposal and on the date the AFT Mergers are completed. The market value of such consideration to be received by AIF Stockholders upon completion of the AIF Mergers (the “AIF Merger Consideration”) may vary from the closing price of AIF Common Stock and MFIC Common Stock, respectively, on the date the AIF Mergers were announced, on the date of the AIF Special Meeting to consider the AIF Merger Proposal and on the date the AIF Mergers are completed. Any change in the market price of MFIC Common Stock prior to completion of the Mergers will affect the market value of the AFT Merger Consideration and AIF Merger Consideration that AIF Stockholders and AFT Stockholders, respectively, will receive upon completion of the Mergers. Additionally, the AFT

Exchange Ratio and AIF Exchange Ratio will fluctuate as AFT’s, AIF’s and MFIC’s respective NAVs change prior to the AFT Closing and AIF Closing.

Accordingly, at the time of the AFT Special Meeting and AIF Special Meeting, AFT Stockholders and AIF Stockholders, respectively, will not know or be able to calculate the market value of the AFT Merger Consideration and AIF Merger Consideration they would receive upon completion of the Mergers, and at the closing of the Mergers, the NAVs of MFIC, AFT and AIF may be lower than their respective market prices. Neither AFT, AIF nor MFIC is permitted to terminate the Merger Agreements or resolicit the vote of their respective stockholders solely because of changes in the market price of shares of MFIC Common Stock. There will be no adjustment to the AFT Merger Consideration or AIF Merger Consideration for changes in the market price of shares of MFIC Common Stock.

Changes in the market price of MFIC Common Stock may result from a variety of factors, including, among other things:

•

significant volatility in the market price and trading volume of securities of Business Development Companies (“BDCs”) or other companies in MFIC’s sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies, accounting pronouncements or tax guidelines, particularly with respect to RICs and BDCs;

•	loss of MFIC’s BDC or RIC status;

•	changes in earnings or variations in operating results or distributions that exceed MFIC’s net investment income;

•	increases in expenses associated with defense of litigation and responding to SEC inquiries;

•	changes in accounting guidelines governing valuation of MFIC’s investments;

•	changes in the value of MFIC’s portfolio of investments, including as a result of general economic conditions, interest rate shifts and changes in the performance of MFIC’s portfolio companies;

•	any shortfall in investment income or net investment income or any increase in losses from levels expected by investors or securities analysts;

•	departure of MFIC Adviser’s key personnel; and

•	general economic trends and other external factors, including those related to the COVID-19 pandemic.

These factors are generally beyond the control of MFIC. The range of high and low sales prices per share of MFIC Common Stock as reported on the NASDAQ for the three-month period ended September 30, 2023 was a low of $12.35 and a high of $14.03. However, historical trading prices are not necessarily indicative of future performance. AFT Stockholders and AIF Stockholders should obtain current market quotations for shares of MFIC Common Stock prior to the AFT Special Meeting and AIF Special Meeting, respectively.

Sales of shares of MFIC Common Stock after the completion of the Mergers may cause the trading price of MFIC Common Stock to decline.

For illustrative purposes, based on the number of shares of MFIC Common Stock issued and outstanding and the NAVs of MFIC and AFT as of September 30, 2023 (and adjusted for estimated transaction costs), MFIC would issue approximately 0.9849 shares of MFIC Common Stock for each share of AFT Common Stock outstanding, resulting in pro forma ownership of 80.97% for current MFIC Stockholders and 19.03% for current AFT Stockholders. Likewise, based on the number of shares of MFIC Common Stock issued and outstanding and the NAVs of MFIC and AIF as of September 30, 2023 (and adjusted for estimated transaction costs), MFIC would issue approximately 0.9577 shares of MFIC Common Stock for each share of AIF Common Stock outstanding, resulting in pro forma ownership of 82.49% for current MFIC Stockholders and 17.51% for current AIF Stockholders. Former AFT Stockholders and AIF Stockholders may be required to or decide to sell the shares of MFIC Common Stock that they receive pursuant to the Merger Agreements. In addition, MFIC Stockholders may decide not to hold their shares of MFIC Common Stock after completion of the Mergers. In each case, such sales of MFIC Common Stock could have the effect of depressing the trading price for MFIC Common Stock and may take place promptly following the completion of the Mergers. If this occurs, it could impair MFIC’s ability to raise additional capital through the sale of equity securities should MFIC desire to do so.

The market prices of MFIC Common Stock, AFT Common Stock and AIF Common Stock after the Mergers may be affected by factors different from those affecting such common stock currently.

MFIC’s, AFT’s and AIF’s business differ in some respects. For example, MFIC’s investment objective is to generate current income and, to a lesser extent, long-term capital appreciation, while AFT’s and AIF’s investment objective is to seek current income with a secondary objective of preservation of capital. Accordingly, the results of operations of the combined company and the market prices of MFIC Common Stock, AFT Common Stock and AIF Common Stock after the Mergers may be affected by factors different from those currently affecting the independent results of operations and trading price of each of MFIC, AFT and AIF, such as a larger stockholder base, a different portfolio composition and a different capital structure. Accordingly, MFIC’s, AFT’s and AIF’s respective historical trading prices and financial results may not be indicative of these matters for the combined company following the Mergers.

Most MFIC Stockholders, AFT Stockholders and AIF Stockholders will experience a reduction in percentage ownership and voting power in the combined company as a result of the Mergers.

MFIC Stockholders will experience a substantial reduction in their percentage ownership interests and effective voting power in respect of the combined company relative to their percentage ownership interests in MFIC prior to the Mergers unless they hold a comparable or greater percentage ownership in AFT or AIF. Consequently, MFIC Stockholders should generally expect to exercise less influence over the management and policies of the combined company following the Mergers than they currently exercise over the management and policies of MFIC. AFT Stockholders and AIF Stockholders will experience a substantial reduction in their percentage ownership interests and effective voting power in respect of the combined company relative to their percentage ownership interests in AFT and AIF, respectively, prior to the Mergers unless they hold a comparable or greater percentage ownership in MFIC and AFT or AIF, as applicable. Consequently, AFT Stockholders and AIF Stockholders should generally expect to exercise less influence over the management and policies of the combined company following the Mergers than they currently exercise over the management and policies of AFT and AIF, respectively. In addition, prior to completion of the Mergers, subject to certain restrictions in the Merger Agreements and certain restrictions under the 1940 Act for issuances at prices below the then-current NAV per share of MFIC Common Stock, AIF Common Stock and AFT Common Stock, MFIC, AFT and AIF may issue additional shares of MFIC Common Stock, AFT Common Stock and AIF Common Stock, respectively, which would further reduce the percentage ownership of the combined company to be held by current MFIC Stockholders, AFT Stockholders and AIF Stockholders.

MFIC may be unable to realize the benefits anticipated by the Mergers, including estimated cost savings, or it may take longer than anticipated to achieve such benefits.

The realization of certain benefits anticipated as a result of the Mergers will depend in part on the integration of AFT’s and AIF’s investment portfolios with MFIC’s investment portfolio and the integration of AFT’s and AIF’s businesses with MFIC’s business. Though MFIC believes it can integrate MFIC, AFT and AIF given the significant overlap in investment portfolios, operations and governance structure, there can be no assurance that AFT’s and AIF’s investment portfolios or businesses can be operated profitably or integrated successfully into MFIC’s operations in a timely fashion or at all. The dedication of management resources to such integration may detract attention from the day-to-day business of the combined company and there can be no assurance that there will not be substantial costs associated with the transition process or there will not be other material adverse effects as a result of these integration efforts. Such effects, including incurring unexpected costs or delays in connection with such integration and failure of AFT’s and AIF’s investment portfolios to perform as expected, could have a material adverse effect on the financial results of the combined company.

MFIC also expects to achieve certain synergies and cost savings from the Mergers when the companies have fully integrated their portfolios. It is possible that the estimates of these synergies and potential cost savings could ultimately be incorrect. The cost savings estimates also assume MFIC will be able to combine its operations and AFT’s and AIF’s operations in a manner that permits those cost savings to be fully realized. If the estimates turn out to be incorrect or if MFIC is not able to successfully combine AFT’s and AIF’s investment portfolios or businesses with its operations, the anticipated synergies and cost savings may not be fully realized or realized at all or may take longer to realize than expected.

The announcement and pendency of the proposed Mergers could adversely affect MFIC’s, AFT’s and AIF’s business, financial results and operations.

The announcement and pendency of the proposed Mergers could cause disruptions in and create uncertainty surrounding MFIC’s, AFT’s and AIF’s business, including affecting relationships with existing and future borrowers, which could have a significant negative impact on future revenues and results of operations, regardless of whether the Mergers are completed. In addition, MFIC, AFT and AIF have diverted, and will continue to divert, management resources towards the completion of the Mergers, which could have a negative impact on each of their future revenues and results of operations.

MFIC, AFT and AIF are also subject to restrictions on the conduct of each of their businesses prior to the completion of the Mergers as provided in the Merger Agreements, generally requiring MFIC, AFT and AIF to conduct their businesses only in the ordinary course and subject to specific limitations, including, among other things, certain restrictions on their ability to make certain investments and acquisitions, sell, transfer or dispose of their assets, amend their organizational documents and enter into or modify certain material contracts. These restrictions could prevent MFIC, AFT or AIF from pursuing otherwise attractive business opportunities, industry developments and future opportunities and may otherwise have a significant negative impact on their future investment income and results of operations.

If either or both of the Mergers does not close, MFIC, AFT and/or AIF will not benefit from the expenses incurred in pursuit of such Merger(s).

The Mergers may not be completed. If the Mergers are not completed, MFIC, AFT and AIF will have incurred substantial expenses for which no ultimate benefit will have been received. MFIC has incurred out-of-pocket expenses in connection with the Mergers for investment banking, legal and accounting fees and financial printing and other related charges, much of which will be incurred even if the Mergers are not completed. Upon the closing of each Merger, an affiliate of Apollo has agreed to reimburse MFIC, AFT and AIF for all merger-related expenses incurred and payable in connection with the transactions. If a Merger does not close, a portion of the merger-related expenses of MFIC, AFT or AIF, as applicable, will be reimbursed by an affiliate of Apollo (with the remainder to be borne by MFIC, AFT or AIF, as applicable). It is anticipated that our Adviser or its affiliate will bear expenses of approximately $7,234,111 in connection with the Mergers, if consummated. It is anticipated that MFIC will bear expenses of approximately $0 if the AFT Mergers are not consummated and the AIF Mergers are consummated, and expenses of approximately $0 if the AIF Mergers are not consummated and the AFT Mergers are consummated. It is anticipated that AFT will bear expenses of approximately $477,813 if the AFT Mergers are not consummated. It is anticipated that AIF will bear expenses of approximately $419,780 if the AIF Mergers are not consummated.

The termination of either or both of the Merger Agreements could negatively impact MFIC, AFT and/or AIF.

If either or both of the Merger Agreements is terminated, there may be various consequences, including:

•

the businesses of MFIC, AFT and/or AIF may have been adversely impacted by the failure to pursue other beneficial opportunities due to the focus of management on the Mergers, without realizing any of the anticipated benefits of completing the Mergers;

•	AFT and/or AIF may not be able to find a party willing to pay an equivalent or more attractive price than the price MFIC agreed to pay in the Mergers; and

•	MFIC, AFT and/or AIF will not realize the anticipated benefits of the Mergers described under “The Mergers—Reasons for the Mergers.”

Under certain circumstances, MFIC, AFT or AIF would be obligated to pay a termination fee upon termination of the Merger Agreements.

The Mergers may not be completed. The Merger Agreements provides for the payment, subject to applicable law, by MFIC, AFT or AIF of a termination fee under certain circumstances. See “Description of the AFT Merger Agreement—Termination of the AFT Merger Agreement” and “Description of the AIF Merger Agreement—Termination of the AIF Merger Agreement” for a discussion of the circumstances that could result in the payment of a termination fee.

The Merger Agreements limit the ability of MFIC, AFT and AIF to pursue alternatives to the Mergers.

The Merger Agreements include restrictions on the ability of MFIC, AFT and AIF to solicit proposals for alternative transactions or engage in discussions regarding such proposals, subject to exceptions and termination provisions (as more fully described in the section entitled “Description of the AFT Merger Agreement—Additional Agreements” and “Description of the AIF Merger Agreement—Additional Agreements”), which could have the effect of discouraging such proposals from being made or pursued. The AFT Merger Agreement contains certain termination rights, including if the AFT Mergers are not completed on or before November 7, 2024, or if the requisite approvals of MFIC’s and AFT’s stockholders are not obtained. The AFT Merger Agreement provides that, upon the termination of the AFT Merger Agreement under certain circumstances involving entry into a definitive transaction by AFT with a third party, such third party that enters into the definitive transaction with AFT may be required to pay MFIC a termination fee of $7,029,482. The AFT Merger Agreement also provides that, upon the termination of the AFT Merger Agreement under certain circumstances involving entry into a definitive transaction by MFIC with a third party, such third party that enters into the definitive agreement with MFIC may be required to pay to AFT a termination fee of $29,905,339. The AIF Merger Agreement contains certain termination rights, including if the AIF Mergers are not completed on or before November 7, 2024, or if the requisite approvals of MFIC’s and AIF’s stockholders are not obtained. The AIF Merger Agreement provides that, upon the termination of the AIF Merger Agreement under certain circumstances involving entry into a definitive transaction by AIF with a third party, such third party that enters into the definitive transaction with AIF may be required to pay MFIC a termination fee of $6,348,267. The AIF Merger Agreement also provides that, upon the termination of the AIF Merger Agreement under certain circumstances involving entry into a definitive transaction by MFIC with a third party, such third party that enters into the definitive agreement with MFIC may be required to pay to AIF a termination fee of $29,905,339. These termination fees might discourage a potential competing acquirer that might have an interest in acquiring all or a significant part of MFIC, AFT or AIF from considering or proposing that acquisition even if it were prepared to pay consideration with a higher per share market price than that proposed in the Mergers or might result in a potential competing acquirer proposing to pay a lower per share price to acquire MFIC, AFT or AIF than it might otherwise have proposed to pay.

The opinions delivered to the MFIC Special Committee, the AFT Special Committee and the AIF Special Committee from their respective financial advisors prior to the signing of the Merger Agreements will not reflect changes in circumstances since the date of the opinions.

The opinion of the financial advisor to the MFIC Special Committee, was delivered to the MFIC Special Committee and the MFIC Board on, and was dated, November 6, 2023. The opinion of the financial advisor to the AFT Special Committee, was delivered to the AFT Special Committee and the AFT Board on, and was dated, November 6, 2023. The opinion of the financial advisor to the AIF Special Committee was delivered to the AIF Special Committee and the AIF Board on, and was dated, November 6, 2023. Changes in MFIC’s, AFT’s or AIF’s operations and prospects, general market and economic conditions and other factors that may be beyond the control of MFIC, AFT or AIF may significantly alter MFIC’s, AFT’s or AIF’s respective value or the respective price of shares of MFIC Common Stock, AFT Common Stock or AIF Common Stock by the time the AFT Mergers or AIF Mergers, as applicable, are completed. The opinions do not speak as of the time the AFT Mergers or the AIF Mergers, as applicable, will be completed or as of any date other than the date of such opinions. For a description of the opinion that the MFIC Special Committee received from its financial advisor, see “The Mergers — Opinion of the Financial Advisor to the MFIC Special Committee.” For a description of the opinion that the AFT Special Committee received from its financial advisor, see “The Mergers—Opinion of the Financial Advisor to the AFT Special Committee.” For a description of the opinion that the AIF Special Committee received from its financial advisor, see “The Mergers—Opinion of the Financial Advisor to the AIF Special Committee.”

The Mergers are subject to closing conditions, including stockholder approvals, that, if not satisfied or (to the extent legally allowed) waived, will result in the Mergers not being completed, which may result in material adverse consequences to the business and operations of MFIC, AFT and/or AIF.

The Mergers are subject to closing conditions, including certain approvals of MFIC Stockholders, AFT Stockholders and/or AIF Stockholders that, if not satisfied, will prevent the Mergers from being completed. The closing condition that AFT Stockholders and AIF Stockholders approve the applicable Merger Proposal may not be waived under applicable law and must be satisfied for each of the Mergers to be completed. If AFT Stockholders and/or AIF Stockholders do not approve the applicable Merger Proposal and either or both of the Mergers is not completed, the resulting failure could have a material adverse impact on MFIC’s, AFT’s and/or AIF’s respective businesses and operations. The closing of the AFT Mergers are not contingent on the closing of the AIF Mergers, and vice versa. If MFIC Stockholders do not approve the MFIC Share Issuance Proposal and the Mergers are not completed, the resulting failure of the Mergers could have a material adverse impact on MFIC’s, AFT’s and AIF’s respective businesses and operations. In addition to the required approvals of MFIC Stockholders, AFT Stockholders and AIF Stockholders, the Mergers are subject to a number of other conditions beyond the control of MFIC, AFT and AIF that may prevent, delay or otherwise materially adversely affect completion of the Mergers. MFIC, AFT and AIF cannot predict whether and when these other conditions will be satisfied. The failure to complete the Mergers would result in MFIC, AFT and AIF, and MFIC Stockholders, AFT Stockholders and AIF Stockholders, failing to realize the anticipated benefits of the Mergers described under “The Mergers—Reasons for the Mergers.”

MFIC, AFT and/or AIF may, to the extent legally allowed, waive one or more conditions to the AFT Mergers and/or the AIF Mergers, as applicable, without resoliciting stockholder approval.

Certain conditions to MFIC’s, AFT’s and AIF’s respective obligations to complete the AFT Mergers and/or the AIF Mergers, as applicable, may be waived, in whole or in part, to the extent legally allowed, either unilaterally or by mutual agreement. In the event that any such waiver does not require resolicitation of stockholders, MFIC, AFT and/or AIF will each have the discretion to complete the AFT Mergers and/or the AIF Mergers, as applicable, without seeking further stockholder approval. The conditions requiring the approval of MFIC Stockholders, AFT Stockholders and AIF Stockholders, as applicable, however, cannot be waived.

MFIC, AFT and AIF will be subject to operational uncertainties and contractual restrictions while the Mergers are pending.

Uncertainty about the effect of the Mergers may have an adverse effect on MFIC, AFT and/or AIF and, consequently, on the combined company following completion of the Mergers. These uncertainties may cause those that deal with MFIC, AFT and/or AIF to seek to change their existing business relationships with them. In addition, the Merger Agreement restricts MFIC, AFT and AIF from taking actions that each might otherwise consider to be in its best interests. These restrictions may prevent MFIC, AFT and/or AIF from pursuing certain business opportunities that may arise prior to the completion of the Mergers.

Litigation filed against MFIC, AFT and/or AIF in connection with the Mergers could result in substantial costs and could delay or prevent either or both of the Mergers from being completed.

From time to time, MFIC, AFT and/or AIF may be subject to legal actions, including securities class action lawsuits and derivative lawsuits, as well as various regulatory, governmental and law enforcement inquiries, investigations and subpoenas in connection with the Mergers. These or any similar securities class action lawsuits and derivative lawsuits, regardless of their merits, may result in substantial costs and divert management time and resources. An adverse judgment in such cases could have a negative impact on the liquidity and financial condition of MFIC, AFT, AIF and/or the combined company following the Mergers or could prevent either or both of the Mergers from being completed.

The Mergers may trigger certain “change of control” provisions and other restrictions in contracts of MFIC, AFT and/or AIF or their affiliates and the failure to obtain any required consents or waivers could adversely impact the combined company.

Certain agreements of MFIC, AFT, AIF or their affiliates may require by their terms the consent or waiver of one or more counterparties in connection with the Mergers. The failure to obtain any such consent or waiver may permit such counterparties to terminate, or otherwise increase their rights or MFIC’s, AFT’s or AIF’s obligations under, any such agreement because the Mergers or other transactions contemplated by the Merger Agreements may violate an anti-assignment, change of control or similar provision relating to any of such transactions. If this occurs, MFIC may have to seek to replace that agreement with a new agreement or seek an amendment to such agreement. MFIC, AFT and AIF cannot assure you that MFIC will be able to replace or amend any such agreement on comparable terms or at all.

If any such agreement is material, the failure to obtain consents, amendments or waivers under, or to replace on similar terms or at all, any of these agreements could adversely affect the financial performance or results of operations of the combined company following the Mergers, including preventing MFIC from operating a material part of AFT’s or AIF’s businesses.

In addition, the consummation of the Mergers may violate, conflict with, result in a breach of provisions of, or the loss of any benefit under, constitute a default (or an event that, with or without notice or lapse of time or both, would constitute a default) under, or result in the termination, cancellation, acceleration or other change of any right or obligation (including any payment obligation) under, certain agreements of MFIC, AFT and AIF. Any such violation, conflict, breach, loss, default or other effect could, either individually or in the aggregate, have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following completion of the Mergers.

The shares of MFIC Common Stock to be received by AFT Stockholders and AIF Stockholders as a result of the Mergers will have different rights associated with them than shares of AFT Common Stock and AIF Common Stock currently held by them.

The rights associated with AFT Common Stock and AIF Common Stock are different from the rights associated with MFIC Common Stock. See “Comparison of MFIC, AFT and AIF Stockholder Rights.”

COMPARATIVE FEES AND EXPENSES

Comparative Fees and Expenses Relating to the Mergers

The following table is intended to assist MFIC Stockholders, AFT Stockholders and AIF Stockholders in understanding the costs and expenses that an investor in shares of MFIC Common Stock, AFT Common Stock or AIF Common Stock bears directly or indirectly and, based on the assumptions set forth below, the pro forma costs and expenses estimated to be incurred by the combined company in the first year following completion of the Mergers. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this document contains a reference to fees or expenses paid or to be paid by “you,” “MFIC,” “AFT” or “AIF,” stockholders will indirectly bear such fees or expenses as investors in MFIC, AFT or AIF, as applicable. The table below is based on information as of September 30, 2023 for each party (except as noted below) and includes expenses of the applicable consolidated subsidiaries. Any footing differences are due to rounding.

	Actual					Pro Forma(13)
	MFIC	AFT		AIF		MFIC/ AFT/ AIF(10)	MFIC/ AFT(11)	MFIC/ AIF(12)
Stockholder transaction expenses:
Sales load (as a percentage of offering price)	— (1)	— (1)		— (1)		— (1)	— (1)	— (1)
Offering expenses (as a percentage of offering price)	— (2)	— (2)		— (2)		— (1)	— (1)	— (1)
Distribution reinvestment plan fees	— (3)	— (3)		— (3)		— (1)	— (1)	— (1)
Total stockholder transaction expenses (as a percentage of offering price)	None	None		None		None	None	None

	Actual					Pro Forma
	MFIC	AFT		AIF		MFIC/ AFT/ AIF (10)	MFIC/ AFT(11)	MFIC/ AIF(12)
Annual expenses (as a percentage of net assets attributable to common stock(4)):
Base management fees	1.75%(5)	1.57%	(5)	1.59%	(5)	1.75%	1.75%	1.75%
Incentive fees	2.42%(6)	None		None		2.57%	2.62%	2.63%
Interest payments on borrowed funds	10.22%(7)	3.53%	(7)	3.66%	(7)	8.79%	8.79%	8.79%
Other expenses	1.53%(8)	0.88%	(8)	0.92%	(8)	1.19%	1.17%	1.17%
Total annual expenses	15.91%(9)	5.99%		6.16%		14.30%	14.32%	14.34%

(1)

In the event that the securities to which this joint proxy statement/prospectus relates are sold to or through underwriters, a corresponding prospectus supplement and any related free writing prospectus will disclose the applicable sales load and estimated offering expenses. Purchases of shares of MFIC’s Common Stock on the secondary market are not subject to sales charges but may be subject to brokerage commissions or other charges. The table does not include any sales load that stockholders may have paid in connection with their purchase of shares of MFIC’s Common Stock.

(2)

The related prospectus supplement and any related free writing prospectus will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by MFIC, AFT and AIF, respectively, as a percentage of the offering price.

(3)

For MFIC, the expenses of the dividend reinvestment plan per share are included in “Other expenses.” For AFT and AIF, there is no charge to participants for reinvesting dividends or capital gains distributions. AFT’s and AIF’s plan agent service fee for handling the reinvestment of such dividends and capital gains distributions will be paid by AFT and AIF, respectively. AFT Stockholders and AIF Stockholders will bear a proportionate share of brokerage commissions on all open market purchases.

(4)	“Net assets attributable to common stock” equals average net assets as of September 30, 2023.

(5)	Base management fees are being calculated on average net assets for MFIC. Base management fees are being calculated for AFT and AIF based on average daily managed assets.

For MFIC, the base management fee is calculated at an annual rate of 1.75% (0.4375% per quarter) of MFIC’s net asset value as of the final business day of the prior calendar quarter; provided, however, that the base management fee shall not be greater than 1.50% (0.375% per quarter) of the lesser of (i) the average of the value of MFIC’s gross assets (excluding cash or cash equivalents but including other assets purchased with borrowed amounts) at the end of each of the two most recently completed calendar quarters and (ii) the average monthly value (measured as of the last day of each month) of MFIC’s gross assets (excluding cash or cash equivalents but including other assets purchased with borrowed amounts) during the most recently completed calendar quarter. The base management fee will be payable quarterly in arrears. See  “Item 1. Business—Investment Advisory Management Agreement—Management and Incentive Fee” in Part I of MFIC’s Annual Report on Form 10-KT (file no. 814-00646) for the nine months ended December 31, 2022 for additional information.

For AFT, AFT/AIF Adviser receives a monthly management fee for its advisory services equal to an effective annual rate of 1.0% of the average daily value of AFT’s Managed Assets. See  “Notes to Consolidated Financial Statements—Note 3. Investment Advisory, Administration and Other Agreements with Affiliates—Investment Advisory Fee” in AFT’s Annual Report on Form N-CSR (file no. 811-22591) for the fiscal year ended December 31, 2022 for additional information.

For AIF, AFT/AIF Adviser receives a monthly management fee for its advisory services equal to an effective annual rate of 1.0% of the average daily value of AIF’s Managed Assets. See  “Notes to Consolidated Financial Statements—Note 3. Investment Advisory, Administration and Other Agreements with Affiliates—Investment Advisory Fee” in AIF’s Annual Report on Form N-CSR (file no. 811-22591) for the fiscal year ended December 31, 2022 for additional information.

(6)

The Incentive Fee payable to MFIC’s Adviser is based on MFIC’s performance and is not paid unless MFIC achieves certain goals. It consists of two components, one based on income and the other based on capital gains, that are determined independent of each other, with the result that one component may be payable even if the other is not. The Incentive Fee on pre-incentive fee net investment income will be determined and paid quarterly in arrears by calculating the amount by which (x) the aggregate amount of the pre-incentive fee net investment income with respect of the current calendar quarter and each of the eleven preceding calendar quarters (in either case, the “Trailing Twelve Quarters”) exceeds (y) the preferred return amount in respect of the Trailing Twelve Quarters; provided, however, that the pre-incentive fee net investment income in respect of the current calendar quarter exceeds the multiple of (A) 1.75% and (B) MFIC’s net asset value at the beginning of such calendar quarter. For the purposes of the Incentive Fee calculations, each calendar quarter comprising the relevant Trailing Twelve Quarters that commenced prior to January 1, 2023 shall be known as a “Legacy Fee Quarter” while a calendar quarter that commenced on or after January 1, 2023 shall be known as a “Current Fee Quarter.”

The preferred return amount will be determined on a quarterly basis, and will be calculated by summing the amounts obtained by multiplying 1.75% by MFIC’s net asset value at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters. The preferred return amount will be calculated after making appropriate adjustments to MFIC’s net asset value at the beginning of each applicable calendar quarter for MFIC’s capital issuances and distributions during the applicable calendar quarter

The amount of the Incentive Fee on Income that will be paid to MFIC’s Adviser for a particular quarter will equal the excess of the incentive fee on preincentive fee net investment income, so calculated less the aggregate incentive fee on pre-incentive fee net investment income that were paid to MFIC’s Adviser (excluding waivers, if any) in the preceding eleven calendar quarters comprising the relevant Trailing Twelve Quarters.

MFIC will pay MFIC Adviser an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which MFIC’s pre-incentive fee net investment income for the Trailing Twelve Quarters does not exceed the preferred return amount; (2) 100% of MFIC’s pre-incentive fee net investment income for the Trailing Twelve Quarters, if any, that exceeds the preferred return amount but is less than or equal to the catch-up amount, which shall be the sum of (i) the product of 2.1875% multiplied by MFIC’s net asset value at the beginning of each applicable Legacy Fee Quarter included in the relevant Trailing Twelve Quarters and (ii) the product of 2.1212% multiplied by MFIC’s net asset value at the beginning of each applicable Current Fee Quarter included in the relevant Trailing Twelve Quarters; (3) for any quarter in which MFIC’s pre-incentive fee net investment income for the Trailing Twelve Quarters exceeds the catch-up amount, the incentive fee shall equal 20.00% for each Legacy Fee Quarter and 17.50% otherwise of the amount of MFIC’s pre-incentive fee net investment income for such Trailing Twelve Quarters, provided, however, that the incentive fee on income for any quarter shall not be greater than 20.00% or 17.50%, as applicable, of the amount of MFIC’s current quarter’s pre-incentive fee net investment income.

The Incentive Fee on Income as calculated is subject to the Incentive Fee Cap. The Incentive Fee Cap in any quarter is an amount equal to (a) 20% of the Cumulative Pre-Incentive Fee Net Return (as defined below) during the relevant Legacy Fee Quarters included in the relevant Trailing Twelve Quarters and 17.50% of the Cumulative Pre-Incentive Fee Net Return during the relevant Current Fee Quarters included in the relevant Trailing Twelve Quarters less (b) the aggregate Incentive Fees on Income that were paid to MFIC Adviser (excluding waivers, if any) in the preceding eleven calendar quarters (or portion thereof) comprising the relevant Trailing Twelve Quarters.

For this purpose, “Cumulative Pre-Incentive Fee Net Return” during the relevant trailing twelve quarters means (x) Pre-Incentive Fee Net Investment Income in respect of the trailing twelve quarters less (y) any Net Capital Loss, since April 1, 2018, in respect of the trailing twelve quarters. If, in any quarter, the Incentive Fee Cap is zero or a negative value, MFIC shall pay no Incentive Fee on Income to MFIC Adviser in that quarter. If, in any quarter, the Incentive Fee Cap is a positive value but is less than the Incentive Fee on Income calculated in accordance with the calculation described above, MFIC shall pay MFIC Adviser the Incentive Fee Cap for such quarter. If, in any quarter, the Incentive Fee Cap is equal to or greater than the Incentive Fee on Income calculated in accordance with the calculation described above, MFIC shall pay MFIC Adviser the Incentive Fee on Income for such quarter.

“Net Capital Loss” in respect of a particular period means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, in such period and (ii) aggregate capital gains, whether realized or unrealized, in such period.

See  “Item 1. Business—Investment Advisory Management Agreement—Management and Incentive Fee” in Part I of MFIC’s Annual Report on Form 10-KT (file no. 814-00646) for the nine months ended December 31, 2022 for additional information.

(7)

For MFIC, interest and other debt expenses are based on borrowing levels and interest rates consistent with the levels during the nine months ended September 30, 2023. As of September 30, 2023, MFIC had $1,434,497,000 in borrowings outstanding, consisting of $962,859,000 outstanding under MFIC’s senior secured credit facility, $350,000,000 aggregate principal amount of its 2025 Notes and $125,000,000 aggregate principal amount of its 2026 Notes. As of September 30, 2023, MFIC had $60,590,685 in standby letters of credit issued through the senior secured credit facility. The amount available for borrowing under the senior secured credit facility is reduced by any standby letters of credit issued.

For AFT, interest and other debt expenses are based on borrowing levels and interest rates consistent with the levels during the nine months ended September 30, 2023. As of September 30, 2023, AFT had $130,000,000 of principal outstanding, which is comprised of a term loan of $121,000,000 and a revolving loan of $9,000,000. AFT can borrow up to an additional $3,000,000 on its current revolving loan. As of September 30, 2023, the annualized interest rate on the drawn balance is 6.01%. Because borrowings under the AFT Amended Credit Facility are charged at a variable interest rate of SOFR plus 0.90%, future interest payments will vary and may increase significantly if interest rates rise.

For AIF, interest and other debt expenses are based on borrowing levels and interest rates consistent with the levels during the nine months ended September 30, 2023. As of September 30, 2023, AIF had

$121,000,000 of principal outstanding, which is comprised of a term loan of $110,000,000 and a revolving loan of $11,000,000. AIF can borrow up to an additional $22,000,000 on its current revolving loan. As of September 30, 2023, the annualized interest rate on the drawn balance is 6.00%. Because borrowings under the AIF Amended Credit Facility are charged at a variable interest rate of SOFR plus 0.875% to 1.25%, future interest payments will vary and may increase significantly if interest rates rise.

(8)

For MFIC, “Other expenses” include MFIC’s overhead expenses, including payments under the administration agreement between MFIC and Apollo Investment Administration, LLC (“AIA”) (the “MFIC Administration Agreement”).

For AFT and AIF, “Other expenses” are based upon estimated amounts for the current fiscal year. Other expenses include amortized offering expenses.

(9)

“Total annual expenses” as a percentage of net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. MFIC borrows money to leverage its net assets and increase its total assets. The SEC requires that the “Total annual expenses” percentage be calculated as a percentage of net assets (defined as total assets less indebtedness), rather than the total assets, including assets that have been funded with borrowed monies. If the “Total annual expenses” percentage were calculated instead as a percentage of total assets, MFIC’s “Total annual expenses” would be 6.47% of total assets.

(10)	Represents the pro forma costs and expenses estimated to be incurred by the combined company in the first year following completion of both the AFT Mergers and AIF Mergers.
(11)	Represents the pro forma costs and expenses estimated to be incurred by the combined company in the first year following completion of the AFT Mergers.
(12)	Represents the pro forma costs and expenses estimated to be incurred by the combined company in the first year following completion of the AIF Mergers.
(13)	The MFIC Special Distribution is excluded from this pro-forma calculation.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in MFIC, AFT, AIF or the combined company’s common stock following completion of the Mergers on a pro forma basis, in each case assuming that MFIC, AFT, AIF and the combined company hold no cash or liabilities other than debt. In calculating the following expense amounts, each of MFIC, AFT, AIF has assumed that it would have no additional leverage and that its annual operating expenses would remain at the levels set forth in the tables above. Calculations for the pro forma combined company following the Mergers assume that the Mergers closed on September 30, 2023 and that the leverage and operating expenses of MFIC, AFT, AIF remain at the levels set forth in the tables above. Estimated transaction expenses related to the Mergers are not included in the following examples.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment:
MFIC, assuming a 5% annual return (assumes no return from net realized capital gains)	$150	$404	$605	$944
AFT, assuming a 5% annual return (assumes no return from net realized capital gains)	$60	$177	$292	$570
AIF, assuming a 5% annual return (assumes no return from net realized capital gains)	$61	$182	$299	$581
MFIC, assuming a 5% annual return (assumes return entirely from realized capital gains)	—	—	—
AFT, assuming a 5% annual return (assumes return entirely from realized capital gains)	—	—	—	—
AIF, assuming a 5% annual return (assumes return entirely from realized capital gains)	—	—	—	—

	1 year	3 years	5 years	10 years
Pro forma combined company following the AFT Mergers and AIF Mergers you would pay the following expenses on a $1,000 investment:
Assuming a 5% annual return (assumes no return from net realized capital gains)	$136	$372	$566	$914
Assuming a 5% annual return (assumes return entirely from realized capital gains)	—	—	—	—
Pro forma combined company following the AFT Mergers you would pay the following expenses on a $1,000 investment:
Assuming a 5% annual return (assumes no return from net realized capital gains)	$137	$373	$567	$914
Assuming a 5% annual return (assumes return entirely from realized capital gains)	—	—	—	—
Pro forma combined company following the AIF Mergers you would pay the following expenses on a $1,000 investment:
Assuming a 5% annual return (assumes no return from net realized capital gains)	$137	$373	$567	$915
Assuming a 5% annual return (assumes return entirely from realized capital gains)	—	—	—	—

While the example assumes, as required by the SEC, a 5% annual return, performance of MFIC, AFT, AIF and the combined company will vary and may result in a return greater or less than 5%. If sufficient returns are achieved on investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, expenses, and returns to investors, would be higher. This example assumes, where it indicates “(assumes no return from net realized capital gains),” that MFIC, AFT and AIF will not realize any capital gains (computed net of all realized capital losses and unrealized capital depreciation). This example assumes, where it indicates “(assumes return entirely from realized capital gains),” that MFIC, AFT and AIF will realize all net realized capital gains (computed net of all realized capital losses and unrealized capital depreciation). Under certain circumstances, reinvestment of dividends and other distributions under the relevant DRIP may occur at a price per share that differs from NAV. See “Distribution Reinvestment Plan of MFIC, AFT and AIF” for additional information regarding MFIC’s, AFT’s and AIF’s DRIP, respectively.

The example and the expenses in the table above should not be considered a representation of MFIC’s, AFT’s, AIF’s, or, following completion of the Mergers, the combined company’s, future expenses, and actual expenses may be greater or less than those shown.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This joint proxy statement/prospectus, including the documents incorporated by reference herein, contains statements that constitute forward-looking statements, which relate to MFIC, AFT, AIF or, following the Mergers, the combined company, regarding future events or the future performance or future financial condition of MFIC, AFT, AIF or, following the Mergers, the combined company. The forward-looking statements may include statements as to: future operating results of MFIC, AFT, AIF or, following the Mergers, the combined company and net investment income projections; business prospects of MFIC, AFT, AIF or, following the Mergers, the combined company and the prospects of their portfolio companies; and the impact of the investments that MFIC, AFT, AIF or, following the Mergers, the combined company expect to make. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with:

•	the ability of the parties to consummate the Mergers on the expected timeline, or at all;

•	the expected synergies and savings associated with the Mergers;

•	the ability to realize the anticipated benefits of the Mergers including the expected elimination of certain expenses and costs due to the Mergers;

•	the percentage of MFIC Stockholders, AFT Stockholders and AIF Stockholders voting in favor of the proposals submitted for their approval;

•	the possibility that competing offers or acquisition proposals will be made;

•	the possibility that any or all of the various conditions to the consummation of the Mergers may not be satisfied or waived;

•	risks related to diverting management’s attention from ongoing business operations;

•	the combined company’s plans, expectations, objectives and intentions, as a result of the Mergers;

•	the potential termination of either or both of the Merger Agreements;

•	the future operating results and net investment income projections of MFIC, AFT, AIF or, following the Mergers, the combined company;

•	the ability of MFIC to implement MFIC’s future plans with respect to the combined company;

•	the ability of MFIC and its affiliates to attract and retain highly talented professionals;

•	the business prospects of MFIC, AFT, AIF or, following the Mergers, the combined company and the prospects of their portfolio companies;

•	the impact of the investments that MFIC, AFT, AIF or, following the Mergers, the combined company expect to make;

•	the ability of the portfolio companies of MFIC or, following the Mergers, the combined company to achieve their objectives;

•	the expected financings and investments and additional leverage that MFIC, AFT, AIF or, following the Mergers, the combined company may seek to incur in the future;

•	the adequacy of the cash resources and working capital of MFIC, AFT, AIF or, following the Mergers, the combined company;

•	the timing of cash flows, if any, from the operations of the portfolio companies of MFIC, AFT, AIF or, following the Mergers, the combined company; and

•	the risk that stockholder litigation in connection with the Mergers may result in significant costs of defense and liability.

In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this joint proxy statement/prospectus involve risks and uncertainties. The actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Item 1A. Risk Factors” in Part I of MFIC’s Annual Report on Form 10-KT (file no. 814-00646) for the nine months ended December 31, 2022, in “Fund Investment Objectives, Policies and Risks (unaudited)—Risk Factors” in each of AFT’s and AIF’s Annual Report on Form  N-CSR (file no. 811-22481 and 811-22591, respectively) for the fiscal year ended December 31, 2022, in “Item 1A. Risk Factors” in Part II of MFIC’s Quarterly Report on Form 10-Q (file no. 814-00646) for the quarter ended March 31, 2023, in “Item 1A. Risk Factors” in Part II of MFIC’s Quarterly Report on Form 10-Q (file no.  814-00646) for the quarter ended June  30, 2023 in “Item 1A. Risk Factors” in Part II of MFIC’s Quarterly Report on Form 10-Q (file no. 814-00646) for the quarter ended September 30, 2023) and in “Fund Investment Objectives, Policies and Risks (unaudited)—Risk Factors” in each of AFT’s and AIF’s Semi-Annual Report on Form N-CSRS (file no. 811-22481 and 811-22591, respectively) for the six months ended June 30, 2023, as such factors may be updated from time to time in their periodic filings with the SEC, and elsewhere contained or incorporated by reference in this joint proxy statement/prospectus.

Other factors that could cause actual results to differ materially include:

•	changes or potential disruptions in the operations of MFIC, AFT, AIF or, following the Mergers, the combined company, the economy, financial markets or political environment;

•	risks associated with possible disruption in the operations of MFIC, AFT, AIF or the economy generally due to terrorism, natural disasters or the COVID-19 pandemic;

•

future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities) and conditions in MFIC’s, AFT’s and AIF’s operating areas, particularly with respect to BDCs, RICs or closed-end funds;

•	general considerations associated with the COVID-19 pandemic; and

•	other considerations that may be disclosed from time to time in the publicly disseminated documents and filings of MFIC, AFT, AIF or, following the Mergers, the combined company.

MFIC, AFT and AIF have based the forward-looking statements included in this joint proxy statement/prospectus on information available to them on the date of this presentation, and they assume no obligation to update any such forward-looking statements. Although MFIC, AFT and AIF undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that they may make directly to you or through reports that MFIC, AFT and AIF in the future may file with the SEC, including annual reports on Form 10-K, annual reports on Form N-CSR, quarterly reports on Form 10-Q, semi-annual reports on Form N-CSRS and current reports on Form 8-K.

Any statistical and market data used in this joint proxy statement/prospectus has been obtained from governmental and independent industry sources and publications. MFIC, AFT and AIF have not independently verified the data obtained from these sources. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements contained in this joint proxy statement/prospectus, for which the safe harbor provided in Section 27A of the Securities Act and Section 21E of the Exchange Act is not available.

CAPITALIZATION

The following table sets forth (1) MFIC’s, AFT’s and AIF’s actual capitalization as of September 30, 2023 and (2) MFIC’s pro forma capitalization as adjusted to reflect the effects of the Mergers. You should read this table together with MFIC’s, AFT’s and AIF’s consolidated financial statements incorporated by reference herein.

	As of September 30, 2023 (unaudited, dollar amounts in thousands, except share and per share data)
	Actual			Pro Forma Adjustments(1)			Pro Forma
	MFIC	AFT	AIF	MFIC/AFT/AIF(5)	MFIC/AFT(6)	MFIC/AIF(7)	MFIC/AFT/AIF(5)	MFIC/AFT(6)	MFIC/AIF(7)
Cash and cash equivalents(1)	$43,150	$12,694	$14,853	$(18,889)	$(16,118)	$(15,821)	$51,808	$39,726	$42,182

Debt less unamortized debt issuance costs(2)	1,434,497	129,863	120,901	(0)	(0)	(0)	1,685,261	1,564,360	1,555,398
Net assets attributable to common stock(1)	996,845	234,316	211,609	(18,889)	(16,118)	(15,821)	1,423,881	1,215,042	1,192,633

Total capitalization(1)(3)	$2,431,342	$364,179	$332,510	$(18,889)	$(16,118)	$(15,821)	$3,109,142	$2,779,402	$2,748,031

Number of shares of common stock outstanding(4)	65,253,275	15,573,575	14,464,026	(846,989)	(235,161)	(611,828)	94,443,887	80,591,689	79,105,473
NAV per common share	$15.28	$15.05	$14.63	$(0.20)	$(0.20)	$(0.20)	$15.08	$15.08	$15.08

(1)

Pro forma adjustments reflect the combined impact of estimated expenses and distributions expected to be incurred by MFIC, AFT and/or AIF related only to completing the Mergers, if consummated. A portion of such estimated expenses are expected to be capitalized, and, as a result, will not affect net assets attributable to common stock. The estimated expenses to be incurred by MFIC will include certain deferred financing costs that will be accelerated in connection with the Mergers. The MFIC Board expects to declare a special distribution in connection with the consummation of the Mergers to settle outstanding stockholder distributions payable. For more information, see “Questions and Answers about the Mergers—Will there be any special distributions prior to the Mergers?”

(2)	MFIC has a higher leverage ratio as permitted under the applicable securities laws. The higher leverage ratio will apply to the surviving company.
(3)	Total capitalization equals the sum of debt less unamortized debt issuance costs, net assets attributable to common stock.
(4)

Pro forma adjustment reflects the shares of MFIC Common Stock issued to AFT Stockholders and AIF Stockholders based on an Exchange Ratio of 0.9849 shares of MFIC Common Stock for each share of AFT Common Stock and on an Exchange Ratio of 0.9577 shares of MFIC Common Stock for each share of AIF Common Stock. For purposes of calculating the Exchange Ratio, the MFIC NAV, AFT NAV and AIF NAV were adjusted by the estimated transaction expenses.

(5)	Represents MFIC’s pro forma capitalization as adjusted to reflect the effects following the completion of both the AFT Mergers and AIF Mergers.
(6)	Represents MFIC’s pro forma capitalization as adjusted to reflect the effects following the completion of the AFT Mergers.
(7)	Represents MFIC’s pro forma capitalization as adjusted to reflect the effects following the completion of the AIF Mergers.

THE MFIC SPECIAL MEETING

Date, Time and Place of the MFIC Special Meeting

The MFIC Special Meeting will be held virtually on [            ], 2023, at [    ] a.m., Eastern Time, at [    ]. This joint proxy statement/prospectus and the accompanying materials are being mailed on or about [            ], 2023 to stockholders of record of MFIC and are available at [    ].

Purpose of the MFIC Special Meeting

At the MFIC Special Meeting, MFIC Stockholders will be asked to approve the MFIC Share Issuance Proposal.

After careful consideration, and on the recommendation of the MFIC Special Committee, the MFIC Board unanimously approved the Merger Agreements, declared the Mergers and the transactions contemplated by the Merger Agreements advisable and unanimously recommends that MFIC Stockholders vote “FOR” the MFIC Share Issuance Proposal.

Record Date

The MFIC Record Date is the close of business on [            ], 2023. The MFIC Record Date was established by the MFIC Board, and only holders of record of shares of MFIC on the MFIC Record Date are entitled to receive notice of the MFIC Special Meeting and vote at the MFIC Special Meeting. As of the MFIC Record Date, there were [            ] shares of MFIC Common Stock issued and outstanding and entitled to vote. Each share of MFIC Common Stock held by a holder of record as of the MFIC Record Date has one vote on each matter to be considered at the MFIC Special Meeting.

Quorum and Adjournments

For MFIC to conduct business at the MFIC Special Meeting, a quorum of MFIC Stockholders must be present. The presence at the MFIC Special Meeting, virtually or represented by proxy, of MFIC Stockholders entitled to cast a majority of all the votes entitled to be cast at the MFIC Special Meeting will constitute a quorum of MFIC. Abstentions will be treated as shares present for quorum purposes.

Pursuant to the MFIC Bylaws, if such quorum is not established for the MFIC Special Meeting, the chairman of the MFIC Special Meeting will have the power to adjourn the MFIC Special Meeting sine die or from time to time to a date not more than 120 days after the original record date without notice other than announcement at the MFIC Special Meeting.

Vote Required

Each share of MFIC Common Stock has one vote on each matter to be considered at the MFIC Special Meeting or any adjournment or postponement thereof. Each share of MFIC Common Stock is entitled to one vote for each share of MFIC Common Stock held on the MFIC Record Date.

The MFIC Share Issuance Proposal

The affirmative vote of MFIC Stockholders representing a majority of all the votes cast at the MFIC Special Meeting is required to approve the MFIC Share Issuance Proposal.

Abstentions will have no effect on the voting outcome of the MFIC Share Issuance Proposal. If the enclosed proxy card is signed and returned without any directions given, the shares of MFIC Common Stock will be voted “FOR” the MFIC Share Issuance Proposal.

Voting of Management

On the MFIC Record Date, MFIC’s executive officers and directors owned and were entitled to vote approximately [            ] shares of MFIC’s Common Stock, representing approximately [    ]% of the outstanding shares of MFIC Common Stock on the MFIC Record Date. None of MFIC’s executive officers or directors has entered into any voting agreement relating to the Mergers.

Voting of Proxies

MFIC encourages MFIC Stockholders to vote their shares, either by voting at the MFIC Special Meeting or by authorizing a proxy to vote your shares, which means that MFIC Stockholders authorize someone else to vote their shares. Shares represented by duly executed proxies will be voted in accordance with MFIC Stockholders’ instructions. If MFIC Stockholders execute a proxy without specifying their voting instructions, such MFIC Stockholders’ shares will be voted in accordance with the MFIC Board’s recommendation. Pursuant to the MFIC Bylaws, only the matters set forth in the notice of special meeting may be brought before the MFIC Special Meeting.

An MFIC Stockholder may also authorize a proxy by telephone or through the Internet using the toll-free telephone numbers or web address printed on your proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on the MFIC Share Issuance Proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link.

•	By Internet: [ ] or scanning the QR Barcode on the enclosed proxy card.

•	By telephone: [ ] to reach a toll-free, automated touchtone voting line, or [ ] Monday through Friday [9:00 a.m. until 9:00 p.m.] Eastern Time to reach a toll-free, live operator line.

•

By mail: You may also authorize a proxy to vote your shares by mail by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 11:59 p.m., Eastern Time, on [            ], 2023.

Important notice regarding the availability of proxy materials for the MFIC Special Meeting. MFIC’s joint proxy statement/prospectus and the proxy card are available at [    ].

Revocability of Proxies

If you are a stockholder of record of MFIC, you can revoke your proxy at any time before it is exercised by: (i) delivering a written revocation notice that is received prior to the MFIC Special Meeting to MidCap Financial Investment Corporation at 9 West 57th Street, New York, New York 10019, Attention: Secretary; (ii) submitting a later-dated proxy that MFIC receives before the conclusion of voting at the MFIC Special Meeting; or (iii) participating in the virtual MFIC Special Meeting and voting online. If you hold shares of MFIC’s Common Stock through a broker, bank, trustee or nominee, you must follow the instructions you receive from them in order to revoke your voting instructions. Participating in the virtual MFIC Special Meeting does not revoke your proxy unless you also vote online at the MFIC Special Meeting.

Solicitation of Proxies

MFIC, AFT and AIF will bear the cost of preparing, assembling and mailing this joint proxy statement/prospectus and the accompanying Notice of Special Meeting of MFIC Stockholders, Notice of Special Meeting of AFT Stockholders and Notice of Special Meeting of AIF Stockholders, as applicable, and proxy cards based on their respective NAVs as of September 30, 2023. Solely in the event that the AFT Mergers are consummated, MFIC Adviser shall reimburse each of MFIC and AFT for all fees and expenses incurred and payable by MFIC and AFT, in connection with or related to soliciting proxies. Solely in the event that the AIF Mergers are consummated, MFIC Adviser shall reimburse each of MFIC and AIF for all fees and expenses incurred and payable by MFIC and AIF, in connection with or related to soliciting proxies. If either of the Mergers is consummated, MFIC Adviser shall reimburse MFIC for all fees and expenses incurred and payable by MFIC related to the merger transactions. If both Mergers are not consummated, MFIC Adviser shall reimburse MFIC for all fees and expenses incurred and payable by MFIC up to a specified amount. If the AFT Mergers are not consummated, MFIC Adviser shall reimburse AFT for all fees and expenses incurred and payable by AFT up to a specified amount. If the AIF Mergers are not consummated, MFIC Adviser shall reimburse AIF for all fees and expenses incurred and payable by AIF up to a specified amount. Accordingly, in the event that the specific amount is exceeded by MFIC, AFT or AIF, then MFIC Stockholders, AFT Stockholders or AIF Stockholders, as applicable, would bear the costs that exceed the amount reimbursed by MFIC Adviser. MFIC, AFT and AIF intend to use the services of Broadridge to aid in the solicitation of proxies for an estimated fee of approximately $108,000 ($50,000 for MFIC, $30,000 for AFT and $28,000 for AIF) plus pass through charges. No additional compensation will be paid to directors, officers or regular employees for such services. For more information regarding expenses related to the Mergers, see “Questions and Answers about the Mergers—Who is responsible for paying the expenses relating to completing the Mergers?”

Appraisal Rights

MFIC Stockholders do not have the right to exercise appraisal rights with respect to any matter to be voted upon at the MFIC Special Meeting.

THE AFT SPECIAL MEETING

Date, Time and Place of the AFT Special Meeting

The AFT Special Meeting will be held virtually on [            ], 2023, at [    ] a.m., Eastern Time, at [    ]. This joint proxy statement/prospectus and the accompanying materials are being mailed on or about [            ], 2023 to stockholders of record of AFT and are available at [    ].

Purpose of the AFT Special Meeting

At the AFT Special Meeting, AFT Stockholders will be asked to approve the AFT Merger Proposal.

After careful consideration, and on the recommendation of the AFT Special Committee, the AFT Board unanimously approved the AFT Merger Agreement, declared the AFT Mergers and the other transactions contemplated by the AFT Merger Agreement advisable and unanimously recommends that AFT Stockholders vote “FOR” the AFT Merger Proposal.

Record Date

The AFT Record Date is the close of business on [            ], 2023. The AFT Record Date was established by the AFT Board, and only holders of record of shares of AFT Common Stock on the AFT Record Date are entitled to receive notice of the AFT Special Meeting and vote at the AFT Special Meeting. As of the AFT Record Date, there were [            ] shares of AFT Common Stock outstanding. Each share of AFT Common Stock held by a holder of record as of the AFT Record Date has one vote on each matter considered at the AFT Special Meeting.

Quorum and Adjournments

For AFT to conduct business at the AFT Special Meeting, a quorum of AFT Stockholders must be present. The presence at the AFT Special Meeting, virtually or represented by proxy, of AFT Stockholders entitled to cast a majority of all the votes entitled to be cast at the AFT Special Meeting will constitute a quorum of AFT. Abstentions will be treated as shares present for quorum purposes.

Pursuant to the AFT Bylaws, if such quorum is not established for the AFT Special Meeting, the chairman of the AFT Special Meeting will have the power to adjourn the AFT Special Meeting sine die or from time to time to a date not more than 120 days after the original record date without notice other than announcement at the AFT Special Meeting.

Vote Required

Each share of AFT Common Stock has one vote on each matter to be considered at the AFT Special Meeting or any adjournment or postponement thereof. Each share of AFT Common Stock is entitled to one vote for each share of AFT Common Stock held on the AFT Record Date.

The AFT Merger Proposal

The affirmative vote of a majority of the securities of AFT entitled to vote on the AFT Merger Proposal is required for approval of the AFT Merger Proposal.

Abstentions will have the same effect as votes “against” the AFT Merger Proposal. If the enclosed proxy card is signed and returned without any directions given, the shares of AFT Common Stock will be voted “FOR” the AFT Merger Proposal.

Voting of Management

On the AFT Record Date, AFT’s executive officers and directors owned and were entitled to vote approximately [            ] shares of AFT Common Stock, representing approximately [    ]% of the outstanding shares of AFT Common Stock on the AFT Record Date. None of AFT’s executive officers or directors has entered into any voting agreement relating to the Mergers.

Voting of Proxies

AFT encourages AFT Stockholders to vote their shares, either by voting at the AFT Special Meeting or by authorize a proxy to vote your shares, which means that AFT Stockholders authorize someone else to vote their shares. Shares represented by duly executed proxies will be voted in accordance with AFT Stockholders’ instructions. If AFT Stockholders execute a proxy without specifying their voting instructions, such AFT Stockholders’ shares will be voted in accordance with the AFT Board’s recommendation. Pursuant to the AFT Bylaws, only the matters set forth in the notice of special meeting may be brought before the AFT Special Meeting

An AFT Stockholder may also authorize a proxy by telephone or through the Internet using the toll-free telephone numbers or web address printed on your proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on the AFT Merger Proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link.

•	By Internet: [ ] or scanning the QR Barcode on the enclosed proxy card.

•	By telephone: [ ] to reach a toll-free, automated touchtone voting line, or [ ] Monday through Friday [9:00 a.m. until 9:00 p.m.] Eastern Time to reach a toll-free, live operator line.

•

By mail: You may also authorize a proxy to vote your shares by mail by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 11:59 p.m., Eastern Time, on [            ], 2023.

Important notice regarding the availability of proxy materials for the AFT Special Meeting. AFT’s joint proxy statement/prospectus and the proxy card are available at [    ].

Revocability of Proxies

If you are a stockholder of record of AFT, you may revoke a proxy at any time before it is exercised by notifying AFT’s Secretary in writing sufficiently in advance of the AFT Special Meeting, by submitting a properly executed later-dated proxy, or by voting electronically at the AFT Special Meeting. If you hold shares of AFT Common Stock through a broker or nominee, you must follow the instructions you receive from them in order to revoke your voting instructions. Participating in the virtual AFT Special Meeting does not revoke your proxy unless you also vote online at the AFT Special Meeting.

Solicitation of Proxies

MFIC, AFT and AIF will bear the cost of preparing, assembling and mailing this joint proxy statement/prospectus and the accompanying Notice of Special Meeting of MFIC Stockholders, Notice of Special Meeting of AFT Stockholders and Notice of Special Meeting of AIF Stockholders, as applicable, and proxy cards based on their respective NAVs as of September 30, 2023. Solely in the event that the AFT Mergers are consummated, MFIC Adviser shall reimburse each of MFIC and AFT for all fees and expenses incurred and payable by MFIC and AFT, in connection with or related to soliciting proxies. Solely in the event that the AIF Mergers are consummated, MFIC Adviser shall reimburse each of MFIC and AIF for all fees and expenses incurred and payable by MFIC and AIF, in connection with or related to soliciting proxies. If either of the Mergers is consummated, MFIC Adviser shall reimburse MFIC for all fees and expenses incurred and payable by MFIC related to the merger transactions. If both Mergers are not consummated, MFIC Adviser shall reimburse MFIC for all fees and expenses incurred and payable by MFIC up to a specified amount. If the AFT Mergers are not consummated, MFIC Adviser shall reimburse AFT for all fees and expenses incurred and payable by AFT up to a specified amount. If the AIF Mergers are not consummated, MFIC Adviser shall reimburse AIF for all fees and expenses incurred and payable by AIF up to a specified amount. Accordingly, in the event that the specific amount is exceeded by MFIC, AFT or AIF, then MFIC Stockholders, AFT Stockholders or AIF Stockholders, as applicable, would bear the costs that exceed the amount reimbursed by MFIC Adviser. MFIC, AFT and AIF intend to use the services of Broadridge to aid in the solicitation of proxies for an estimated fee of approximately $108,000 ($50,000 for MFIC, $30,000 for AFT and $28,000 for AIF) plus pass through charges. No additional compensation will be paid to directors, officers or regular employees for such services. For more information regarding expenses related to the Mergers, see “Questions and Answers about the Mergers—Who is responsible for paying the expenses relating to completing the Mergers?”

Appraisal Rights

AFT Stockholders do not have the right to exercise appraisal rights with respect to any matter to be voted upon at the AFT Special Meeting.

THE AIF SPECIAL MEETING

Date, Time and Place of the AIF Special Meeting

The AIF Special Meeting will be held virtually on [            ], 2023, at [    ] a.m., Eastern Time, at [    ]. This joint proxy statement/prospectus and the accompanying materials are being mailed on or about [            ], 2023 to stockholders of record of AIF and are available at [    ].

Purpose of the AIF Special Meeting

At the AIF Special Meeting, AIF Stockholders will be asked to approve the AIF Merger Proposal.

After careful consideration, and on the recommendation of the AIF Special Committee, the AIF Board unanimously approved the AIF Merger Agreement, declared the AIF Mergers and the other transactions contemplated by the AIF Merger Agreement advisable and unanimously recommends that AIF Stockholders vote “FOR” the AIF Merger Proposal.

Record Date

The AIF Record Date is the close of business on [            ], 2023. The AIF Record Date was established by the AIF Board, and only holders of record of shares of AIF Common Stock on the AIF Record Date are entitled to receive notice of the AIF Special Meeting and vote at the AIF Special Meeting. As of the AIF Record Date, there were [            ] shares of AIF Common Stock outstanding. Each share of AIF Common Stock held by a holder of record as of the AIF Record Date has one vote on each matter considered at the AIF Special Meeting.

Quorum and Adjournments

For AIF to conduct business at the AIF Special Meeting, a quorum of AIF Stockholders must be present. The presence at the AIF Special Meeting, virtually or represented by proxy, of AIF Stockholders entitled to cast a majority of all the votes entitled to be cast at the AIF Special Meeting will constitute a quorum of AIF. Abstentions will be treated as shares present for quorum purposes.

Pursuant to the AIF Bylaws, if such quorum is not established for the AIF Special Meeting, the chairman of the AIF Special Meeting will have the power to adjourn the AIF Special Meeting sine die or from time to time to a date not more than 120 days after the original record date without notice other than announcement at the AIF Special Meeting.

Vote Required

Each share of AIF Common Stock has one vote on each matter to be considered at the AIF Special Meeting or any adjournment or postponement thereof. Each share of AIF Common Stock is entitled to one vote for each share of AIF Common Stock held on the AIF Record Date.

The AIF Merger Proposal

The affirmative vote of a majority of the securities of AIF entitled to vote on the AIF Merger Proposal is required for approval of the AIF Merger Proposal.

Abstentions will have the same effect as votes “against” the AIF Merger Proposal. If the enclosed proxy card is signed and returned without any directions given, the shares of AIF Common Stock will be voted “FOR” the AIF Merger Proposal.

Voting of Management

On the AIF Record Date, AIF’s executive officers and directors owned and were entitled to vote approximately [            ] shares of AIF Common Stock, representing approximately [    ]% of the outstanding shares of AIF Common Stock on the AIF Record Date. None of AIF’s executive officers or directors has entered into any voting agreement relating to the Mergers.

Voting of Proxies

AIF encourages AIF Stockholders to vote their shares, either by voting at the AIF Special Meeting or by authorize a proxy to vote your shares, which means that AIF Stockholders authorize someone else to vote their shares. Shares represented by duly executed proxies will be voted in accordance with AIF Stockholders’ instructions. If AIF Stockholders execute a proxy without specifying their voting instructions, such AIF Stockholders’ shares will be voted in accordance with the AIF Board’s recommendation. Pursuant to the AIF Bylaws, only the matters set forth in the notice of special meeting may be brought before the AIF Special Meeting

An AIF Stockholder may also authorize a proxy by telephone or through the Internet using the toll-free telephone numbers or web address printed on your proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on the AIF Merger Proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link.

•	By Internet: [ ] or scanning the QR Barcode on the enclosed proxy card.

•	By telephone: [ ] to reach a toll-free, automated touchtone voting line, or [ ] Monday through Friday [9:00 a.m. until 9:00 p.m.] Eastern Time to reach a toll-free, live operator line.

•

By mail: You may also authorize a proxy to vote your shares by mail by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 11:59 p.m., Eastern Time, on [            ], 2023.

Important notice regarding the availability of proxy materials for the AIF Special Meeting. AIF’s joint proxy statement/prospectus and the proxy card are available at [    ].

Revocability of Proxies

If you are a stockholder of record of AIF, you may revoke a proxy at any time before it is exercised by notifying AIF’s Secretary in writing sufficiently in advance of the AIF Special Meeting, by submitting a properly executed later-dated proxy, or by voting electronically at the AIF Special Meeting. If you hold shares of AIF Common Stock through a broker or nominee, you must follow the instructions you receive from them in order to revoke your voting instructions. Participating in the virtual AIF Special Meeting does not revoke your proxy unless you also vote online at the AIF Special Meeting.

Solicitation of Proxies

MFIC, AFT and AIF will bear the cost of preparing, assembling and mailing this joint proxy statement/prospectus and the accompanying Notice of Special Meeting of MFIC Stockholders, Notice of Special Meeting of AFT Stockholders and Notice of Special Meeting of AIF Stockholders, as applicable, and proxy cards based on their respective NAVs as of September 30, 2023. Solely in the event that the AFT Mergers are consummated, MFIC Adviser shall reimburse each of MFIC and AFT for all fees and expenses incurred and payable by MFIC and AFT, in connection with or related to soliciting proxies. Solely in the event that the AIF Mergers are consummated, MFIC Adviser shall reimburse each of MFIC and AIF for all fees and expenses incurred and payable by MFIC and AIF, in connection with or related to soliciting proxies. If either of the Mergers is consummated, MFIC Adviser shall reimburse MFIC for all fees and expenses incurred and payable by MFIC related to the merger transactions. If both Mergers are not consummated, MFIC Adviser shall reimburse MFIC for all fees and expenses incurred and payable by MFIC up to a specified amount. If the AFT Mergers are not consummated, MFIC Adviser shall reimburse AFT for all fees and expenses incurred and payable by AFT up to a specified amount. If the AIF Mergers are not consummated, MFIC Adviser shall reimburse AIF for all fees and expenses incurred and payable by AIF up to a specified amount. Accordingly, in the event that the specific amount is exceeded by MFIC, AFT or AIF, then MFIC Stockholders, AFT Stockholders or AIF Stockholders, as applicable, would bear the costs that exceed the amount reimbursed by MFIC Adviser. MFIC, AFT and AIF intend to use the services of Broadridge to aid in the solicitation of proxies for an estimated fee of approximately $108,000 ($50,000 for MFIC, $30,000 for AFT and $28,000 for AIF) plus pass through charges. No additional compensation will be paid to directors, officers or regular employees for such services. For more information regarding expenses related to the Mergers, see “Questions and Answers about the Mergers—Who is responsible for paying the expenses relating to completing the Mergers?”

Appraisal Rights

AIF Stockholders do not have the right to exercise appraisal rights with respect to any matter to be voted upon at the AIF Special Meeting.

THE MERGERS

The discussion in this joint proxy statement/prospectus, which includes the material terms of the Mergers and the principal terms of the Merger Agreements, is subject to, and is qualified in its entirety by reference to, the Merger Agreements, copies of which are attached as Annex A and Annex B to this joint proxy statement/prospectus.

General Description of the Mergers

Subject to the terms and conditions of the AFT Merger Agreement and the AIF Merger Agreement, the Mergers will result in the combination of MFIC, AFT and AIF, with MFIC as the surviving company. The proposed reorganization will occur through the consummation of the Mergers.

Pursuant to the terms of the AFT Merger Agreement, at the AFT Effective Time, AFT Merger Sub will be merged with and into AFT. AFT will be the surviving company and will continue its existence as a corporation under the laws of the State of Maryland, and the separate corporate existence of AFT Merger Sub will cease. Immediately after the occurrence of the AFT Effective Time, AFT will merge with and into MFIC, with MFIC continuing as the surviving company. Subject to the terms and conditions of the AFT Merger Agreement, at the AFT Effective Time, each share of AFT Common Stock issued and outstanding immediately prior to the AFT Effective Time (other than AFT Cancelled Shares) will be converted into the right to receive a number of shares of MFIC Common Stock equal to the AFT Exchange Ratio (cash will be paid in lieu of fractional shares), in all cases without interest. Based on the number of shares of MFIC Common Stock issued and outstanding and the NAVs of MFIC and AFT as of September 30, 2023 (and adjusted for estimated transaction costs), MFIC would issue approximately 0.9849 shares of MFIC Common Stock for each share of AFT Common Stock outstanding, resulting in pro forma ownership of 80.97% for current MFIC Stockholders and 19.03% for current AFT Stockholders.

Pursuant to the terms of the AIF Merger Agreement, at the AIF Effective Time, AIF Merger Sub will be merged with and into AIF. AIF will be the surviving company and will continue its existence as a corporation under the laws of the State of Maryland, and the separate corporate existence of AIF Merger Sub will cease. Immediately after the occurrence of the AIF Effective Time, AIF will merge with and into MFIC, with MFIC continuing as the surviving company. Subject to the terms and conditions of the AIF Merger Agreement, at the AIF Effective Time, each share of AIF Common Stock issued and outstanding immediately prior to the AIF Effective Time (other than AIF Cancelled Shares) will be converted into the right to receive a number of shares of MFIC Common Stock equal to the AIF Exchange Ratio (cash will be paid in lieu of fractional shares), in all cases without interest. Based on the number of shares of MFIC Common Stock issued and outstanding and the NAVs of MFIC and AIF as of September 30, 2023 (and adjusted for estimated transaction costs), MFIC would issue approximately 0.9577 shares of MFIC Common Stock for each share of AIF Common Stock outstanding, resulting in pro forma ownership of 82.49% for current MFIC Stockholders and 17.51% for current AIF Stockholders.

Assuming the consummation of both the AFT Mergers and the AIF Mergers, based on the number of shares of MFIC Common Stock issued and outstanding and the NAVs of MFIC, AFT and AIF as of September 30, 2023 (and adjusted for estimated transaction costs), the pro forma ownership of the combined company would equal 69.09% for current MFIC Stockholders, 16.24% for current AFT Stockholders and 14.67% for current AIF Stockholders.

Following the Mergers, MFIC will continue to be advised by MFIC Adviser and will have the same investment objectives and strategies as it had before the Mergers.

Background of the Mergers

The AFT Board, the AIF Board and the MFIC Board (each, a “Board” and together, the “Boards”) meet regularly to provide governance and oversight for the ongoing operation of AFT, AIF and MFIC, respectively, with a focus on investor protection and maximizing stockholder value. Among other items, at these meetings, the AFT Board, the AIF Board and the MFIC Board review long-term strategic plans for AFT, AIF and MFIC, respectively, as well as potential business opportunities for each of AFT, AIF and MFIC. As part of that review and the ongoing evaluation of business opportunities, the AFT Board, the AIF Board and the MFIC Board have individually periodically considered and engaged in discussions concerning feasible strategic options for each of AFT, AIF and MFIC, respectively, including potential mergers, acquisitions or other similar transactions.

On September 28, 2023, a joint special virtual meeting of the AFT Board and the AIF Board (together, the “Fund Boards”) was held, with representatives of Apollo, Simpson Thacher and Proskauer also in attendance. Representatives of Apollo presented on matters related to the Mergers, including the prospective risks and benefits of the Mergers.

The Fund Boards then discussed the possible formation of a special committee of each Board, consisting solely of the AFT Independent Directors and the AIF Independent Directors, as applicable, with the special committees having their own outside legal counsel. After such discussion, the AFT Board established the AFT Special Committee, consisting of Mr. Marchak, Ms. Coffey and Mr. Slotkin. In addition, the AIF Board established the AIF Special Committee, also consisting of Mr. Marchak, Ms. Coffey and Mr. Slotkin. Mr. Marchak was selected as chair of the AFT Special Committee and the AIF Special Committee (together, the “Fund Special Committees”). Subsequent to the meetings and after receipt of information related to Dechert’s experience representing closed-end funds and business developments companies and their special committees in affiliated merger transactions, each of the Fund Special Committees selected Dechert as their respective outside legal counsel.

On October 6, 2023, a special virtual meeting of the MFIC Board was held, with representatives of Apollo, Simpson Thacher and Proskauer also in attendance. Representatives of Apollo presented on matters related to the Mergers, including the prospective risks and benefits of the Mergers. In addition, representatives of Simpson Thacher and Proskauer discussed with the MFIC Board the fiduciary duties applicable to the members of the MFIC Board in considering the Mergers.

The MFIC Board then discussed the possible formation of a special committee of the MFIC Board, consisting solely of the MFIC Independent Directors, with the special committee having its own outside legal counsel. After such discussion, the MFIC Board established the MFIC Special Committee, consisting of Ms. Matas, Mr. Pearlman and Mr. Reinfrank. Ms. Matas was appointed as chair of the MFIC Special Committee. The MFIC Special Committee then selected Proskauer as its outside legal counsel.

On October 13, 2023, the Fund Special Committees convened separately with representatives of Dechert. Each of the Fund Special Committees received a presentation from Dechert confirming that Dechert was qualified to serve as independent legal counsel to the Fund Special Committees. At the meeting, the Fund Special Committees discussed the duties and responsibilities of the committees. Dechert described the standards of conduct applicable to the directors under state law and also reviewed the requirements of Rule 17a-8 of the 1940 Act, including the requirement that the Fund Boards, including a majority of the independent directors voting separately, must determine that the proposed transactions are in the best interests of each Fund and that the Funds’ stockholders would not be diluted by the applicable transactions. In addition, the Fund Special Committees reviewed and discussed the initial materials presented regarding the Mergers and the transactions related thereto. The Fund Special Committees considered and discussed the reasons for engaging a financial advisor. The Fund Special Committees reviewed materials regarding the separate engagement of KBW as the financial advisor to each of the Fund Special Committees. The Fund Special Committees discussed KBW’s qualifications, including its experience acting as a financial advisor to business development companies in affiliated mergers and otherwise, and its fee proposals for the separate engagements. Each of the Fund Special Committees selected KBW as their respective financial advisor pursuant to separate engagements.

On October 16, 2023, Simpson Thacher circulated initial drafts of the Merger Agreements to Dechert and Proskauer.

On October 18, 2023, the MFIC Special Committee convened separately with representatives of Proskauer. At the meeting, the MFIC Special Committee reviewed and discussed the initial materials presented regarding the Mergers and the transactions related thereto. The MFIC Special Committee considered and discussed the reasons for engaging a financial advisor for purposes of evaluating the potential Mergers and related transactions. The MFIC Special Committee also discussed proposals that had been submitted by certain investment banks, including Lazard, seeking to serve as the MFIC Special Committee’s financial advisor in connection with its consideration of the Mergers. Representatives of Apollo were also present at this meeting.

On October 23, 2023, the MFIC Special Committee convened separately with representatives of Proskauer to meet with representatives of two investment banks, including Lazard, that had submitted proposals to act as the MFIC Special Committee’s financial advisor in connection with its consideration of the Mergers. The MFIC Special Committees discussed each of the investment banks’ qualifications and experience, including their relevant industry and special committee experience, their independence and the fee proposals submitted by each investment bank to serve as independent financial advisor.

On October 25, 2023, the MFIC Special Committee convened separately with representatives of Proskauer. The MFIC Special Committee further discussed the experience, qualifications and fee proposals of the investment banks with which they had previously met. Following such discussion, the MFIC Special Committee selected Lazard as its financial advisor, subject to the completion of a standard conflicts review process, which was subsequently completed, and the negotiation of a satisfactory engagement letter with Lazard, which was subsequently entered into and dated as of November 2, 2023.

On October 27, 2023, Proskauer provided comments on the Merger Agreements to Simpson Thacher and Dechert reflecting the review of the MFIC Special Committee and Proskauer.

On October 31, 2023, the Fund Special Committees held a joint special virtual meeting. Representatives of Apollo, KBW, and Dechert were also present. At the meeting, Apollo responded to questions from members of the Fund Special Committees regarding various matters regarding MFIC and the proposed transactions as well as estimates of expenses for the transactions associated with the Mergers. Apollo reviewed certain matters regarding the portfolio of investments held by MFIC and undertook to provide additional detail regarding the MFIC portfolio to the Fund Special Committees. The Fund Special Committee members also asked questions regarding valuation and audit matters of the chief compliance officer of MFIC. Following such discussions, the representatives of Apollo departed the meeting and the Fund Special Committees met with representatives of KBW. KBW reviewed various financial matters regarding each of the Funds and MFIC and responded to questions from the members of the Fund Special Committees. KBW then departed the meeting. Dechert reviewed the latest draft of the Merger Agreements with the Fund Special Committees and responded to questions from the members of the Fund Special Committees.

Later on October 31, 2023, Dechert provided comments on the Merger Agreements to Simpson Thacher and Proskauer reflecting the review of the Fund Special Committees and Dechert.

On November 2, 2023, Simpson Thacher circulated revised drafts of the Merger Agreements to Dechert and Proskauer, which were subsequently shared with the members of the Fund Special Committees and the MFIC Special Committee.

On November 2, 2023, the Fund Special Committees held a joint special virtual meeting with James Vanek, the President, Chief Executive Officer and Portfolio Manager of the Funds. Representatives of Dechert were present for the meeting. The members of the Fund Special Committees had the opportunity to ask Mr. Vanek questions regarding the proposed Mergers, including to discuss the similarities and differences between the portfolios of the Funds and MFIC as well as how the affiliated nature of the advisers to the Funds and MFIC would assist in a seamless transition of the portfolio upon closing of the Mergers. Mr. Vanek discussed with the Fund Special Committees the intended approach, subject to regulatory, tax and other considerations, for deploying the incremental leverage of the combined company and the proceeds of asset dispositions made by the combined company (including dispositions of assets held by AFT or AIF, as applicable, at the time of the AFT Closing or the AIF Closing, as applicable), and the principles that would inform the deployment of such leverage or proceeds. Following the departure of Mr. Vanek from the meeting, the members of the Fund Special Committees and representatives of Dechert discussed the latest draft of the Merger Agreements as well as the proposals for expense reimbursement by MFIC Adviser and AIF/AFT Adviser.

On November 3, 2023, the Fund Special Committees held a joint special virtual meeting, with representatives of Dechert and KBW also in attendance. Representatives of KBW preliminarily reviewed and discussed with the Fund Special Committees various financial aspects of the proposed Mergers and preliminarily discussed the opinions to be delivered by KBW with respect to the respective consideration payable in the proposed Mergers. Dechert then discussed the draft Merger Agreements with the Fund Special Committees, noting the current status of the Merger Agreements, remaining open items and the expected timeline for execution of the Merger Agreements. The Fund Special Committees discussed the proposals for expense reimbursements and requested that Dechert provide the views of the Fund Special Committees regarding the commitment to reimburse certain expenses in the event of an unsuccessful merger.

On November 3, 2023, the MFIC Special Committee convened separately with representatives of Proskauer and Lazard in attendance. At the meeting, representatives of Lazard reviewed and discussed with the MFIC Special Committee its proposed financial analysis of MFIC, each of the Funds and the proposed Mergers and related transactions. Representatives of Lazard discussed considerations regarding the strategic rationale for the proposed Mergers and described the methods that Lazard intended to use in evaluating the fairness, from a financial point of view, to MFIC of the exchange ratios in each Merger. Following Lazard’s review, Proskauer provided a detailed summary of the draft Merger Agreements to the MFIC Special Committee, noting the current status of the Merger Agreements, remaining open items and the expected timeline for execution of the Merger Agreements.

Later on November 3, 2023, the Fund Special Committees requested that the commitments of MFIC Adviser and AFT/AIF Adviser to reimburse certain fees and expenses of AFT, AIF and MFIC in connection with consummation or termination of the Mergers be memorialized in side letter agreements among (i) AFT, MFIC Adviser and AFT/AIF Adviser (the “AFT Side Letter Agreement”), (ii) AIF, MFIC Adviser and AFT/AIF Adviser (the “AIF Side Letter Agreement”) and (iii) MFIC and MFIC Adviser (the “MFIC Side Letter Agreement” and, together with the AFT Side Letter Agreement and the AIF Side Letter Agreement, the “Side Letter Agreements”). Between November 3, 2023 and November 4, 2023, Simpson Thacher and Apollo discussed the request and determined to prepare Side Letter Agreements memorializing such commitments of MFIC Adviser and AFT/AIF Adviser. On November 4, 2023, Simpson Thacher circulated initial drafts of the Side Letter Agreements to Dechert and Proskauer, copies of which were subsequently circulated to the members of the Fund Special Committees and the MFIC Special Committee. Between November 4, 2023 and November 5, 2023, Simpson Thacher, Dechert and Proskauer coordinated to finalize the Side Letter Agreements.

On November 5, 2023, the MFIC Special Committee convened separately with representatives of Proskauer and Lazard. At the meeting, representatives of Lazard reviewed and discussed its preliminary financial analysis of MFIC, each of the Funds and the proposed Mergers and related transactions. Representatives of Lazard presented to the MFIC Special Committee its preliminary findings based upon Lazard’s application of the methodologies that it had previously presented to the MFIC Special Committee and those it intended to use in evaluating the fairness, from a financial point of view, to MFIC of the exchange ratios in each Merger. During this discussion, Proskauer described certain requirements of Rule 17a-8 of the 1940 Act, including the requirement that the interests of the existing MFIC Stockholders will not be diluted within the meaning of Rule 17a-8 of the 1940 Act as a result of the proposed transactions. Proskauer then updated the MFIC Special Committee with respect to the status of the draft Merger Agreements and the Side Letter Agreements, noting the remaining open items and the expected timeline for execution of the Merger Agreements and Side Letter Agreements. Following discussion, the MFIC Special Committee instructed Proskauer to request that MFIC Adviser agree to reimburse a portion of MFIC’s expenses in the event neither Merger was completed.

On November 5, 2023, Proskauer requested that MFIC Adviser agree to reimburse a portion of MFIC’s expenses in the event that neither Merger was completed. Simpson Thacher and Apollo discussed the request and determined to agree to MFIC’s request. The MFIC Side Letter Agreement was subsequently modified to reflect such agreement.

Between November 2, 2023 and November 5, 2023, Simpson Thacher, Dechert and Proskauer coordinated to finalize the Merger Agreements. On November 5, 2023, Dechert and Proskauer confirmed that the Fund Special Committees and the MFIC Special Committee, respectively, had no additional comments on the Merger Agreements and Side Letter Agreements. Afterwards, Simpson Thacher circulated final drafts of the Merger Agreements and Side Letter Agreements to Dechert and Proskauer.

On November 6, 2023, a joint special virtual meeting of the Fund Special Committees was held, with representatives of Dechert and KBW also in attendance. Representatives of Dechert reviewed the Merger Agreements, the AFT Side Letter Agreement and the AIF Side Letter Agreement with the Fund Special Committees, their fiduciary duties in connection with evaluating the proposed Mergers and the requirements for approval under Rule 17a-8 under the 1940 Act. KBW then reviewed and discussed with the AFT Special Committee the financial aspects of the proposed AFT Mergers and rendered to the AFT Special Committee its opinion (initially rendered verbally and confirmed in a written opinion dated November 6, 2023 to the AFT Special Committee and, as requested by the AFT Special Committee, the AFT Board), to the effect that, as of such date and subject to the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by KBW as set forth in such opinion, the AFT Merger Consideration (disregarding cash for fractional shares) and the AFT Stockholder Payment, taken together, were fair, from a financial point of view, to the holders of AFT Common Stock, as more fully described below in the section entitled “—Opinion of the Financial Advisor to the AFT Special Committee.” KBW then reviewed and discussed with the AIF Special Committee the financial aspects of the proposed AIF Mergers, and rendered to the AIF Special Committee its opinion (initially rendered verbally and confirmed in a written opinion dated November 6, 2023 to the AIF Special Committee and, as requested by the AIF Special Committee, the AIF Board), to the effect that, as of such date and subject to the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW as set forth in such opinion, the AIF Merger Consideration (disregarding cash for fractional shares) and the AIF Stockholder Payment, taken together, were fair, from a financial point of view, to the holders of AIF Common Stock, as more fully described below in the section entitled “—Opinion of the Financial Advisor to the AIF Special Committee.” Representatives of Dechert then reviewed and discussed with the Fund Special Committees the proposed resolutions for approval and the corresponding filings and public disclosure.

Following a discussion of the foregoing matters and other matters presented, the AFT Special Committee (i) unanimously determined, and recommended that the AFT Board determine, that (1) the form, terms and provisions of the AFT Merger Agreement and the transactions contemplated thereby are advisable, fair to and in the best interests of AFT and the AFT Stockholders, (2) the form, terms and provisions of the AFT Side Letter Agreement are advisable, fair to and in the best interests of AFT and the AFT Stockholders and (3) the interests of the existing AFT Stockholders will not be diluted within the meaning of Rule 17a-8 of the 1940 Act as a result of the proposed transactions, (ii) unanimously recommended that the AFT Board (1) approve, adopt and declare advisable the AFT Merger Agreement and the transactions contemplated thereby, (2) approve, adopt and declare advisable the AFT Side Letter Agreement, (3) direct the approval of the AFT Merger Proposal be submitted to the AFT Stockholders at a special stockholders meeting and (4) recommend that the AFT Stockholders approve the AFT Merger Proposal and (iii) requested that KBW deliver its opinion also to the AFT Board.

Subsequently, the AIF Special Committee (i) unanimously determined, and recommended that the AIF Board determine, that (1) the form, terms and provisions of the AIF Merger Agreement and the transactions contemplated thereby are advisable, fair to and in the best interests of AIF and the AIF Stockholders, (2) the form, terms and provisions of the AIF Side Letter Agreement are advisable, fair to and in the best interests of AIF and the AIF Stockholders and (3) the interests of the existing AIF Stockholders will not be diluted within the meaning of Rule 17a-8 of the 1940 Act as a result of the proposed transactions, (ii) unanimously recommended that the AFT Board (1) approve, adopt and declare advisable the AIF Merger Agreement and the transactions contemplated thereby, (2) approve, adopt and declare advisable the AIF Side Letter Agreement, (3) direct the approval of the AIF Merger Proposal be submitted to the AIF Stockholders at a special stockholders meeting and (4) recommend that the AIF Stockholders approve the AIF Merger Proposal and (iii) requested that KBW deliver its opinion also to the AIF Board.

Later on November 6, 2023, a special in-person meeting of the Fund Boards was held, with representatives of Apollo, Simpson Thacher, Dechert and KBW also in attendance. Representatives of Apollo reviewed the terms of the Mergers, the AFT Side Letter Agreement and the AIF Side Letter Agreement and the applicable valuation analysis with the Fund Boards. Representatives of Simpson Thacher reviewed the Merger Agreements with the Fund Boards. Mr. Marchak provided an update to the Fund Boards on the determinations made by the Fund Special Committees in their November 6, 2023 meeting. Representatives of Simpson Thacher discussed with the Fund Boards the resolutions proposed for their approval. On the unanimous recommendation of the AFT Special Committee, the AFT Board, including all of the AFT Independent Directors, unanimously (i) determined that, among other things, (1) the form, terms and provisions of the AFT Merger Agreement and the transactions contemplated thereby are advisable, fair to and in the best interests of AFT and the AFT Stockholders, (2) the form, terms and provisions of the AFT Side Letter Agreement are advisable, fair to and in the best interests of AFT and the AFT Stockholders and (3) the interests of the existing AFT Stockholders will not be diluted within the meaning of Rule 17a-8 of the 1940 Act as a result of the proposed transactions, (ii) approved, adopted and declared advisable the AFT Merger Agreement and the transactions contemplated thereby and (iii) approved, adopted and declared advisable the AFT Side Letter Agreement. The AFT Board directed that the approval of the AFT Merger Proposal be submitted to the AFT Stockholders at a special stockholders meeting and resolved to recommend that the AFT Stockholders approve the AFT Merger Proposal.

Subsequently, on the unanimous recommendation of the AIF Special Committee, the AIF Board, including all of the AIF Independent Directors, unanimously (i) determined that, among other things, (1) the form, terms and provisions of the AIF Merger Agreement and the transactions contemplated thereby are advisable, fair to and in the best interests of AIF and the AIF Stockholders, (2) the form, terms and provisions of the AIF Side Letter Agreement are advisable, fair to and in the best interests of AIF and the AIF Stockholders and (3) the interests of the existing AIF Stockholders will not be diluted within the meaning of Rule 17a-8 of the 1940 Act as a result of the proposed transactions, (ii) approved, adopted and declared advisable the AIF Merger Agreement and the transactions contemplated thereby and (iii) approved, adopted and declared advisable the AIF Side Letter Agreement. The AIF Board directed that the approval of the AIF Merger Proposal be submitted to the AIF Stockholders at a special stockholders meeting and resolved to recommend that the AIF Stockholders approve the AIF Merger Proposal.

Later on November 6, 2023, a special in-person meeting of the MFIC Special Committee was held, with representatives of Proskauer and Lazard also in attendance. Representatives of Proskauer reviewed the Merger Agreements and the MFIC Side Letter Agreement with the MFIC Special Committee and their fiduciary duties in connection with evaluating the proposed Mergers. Lazard reviewed and discussed with the MFIC Special Committee its financial analyses with respect to the proposed Mergers, including any updates to the presentation Lazard had previously made to the MFIC Special Committee at the meeting of the MFIC Special Committee held on November 5, 2023. Thereafter, at the request of the MFIC Special Committee, Lazard rendered to the MFIC Special Committee its opinions (initially rendered verbally and subsequently confirmed in written opinions dated November 6, 2023 to the MFIC Special Committee), to the effect that, as of such date and subject to the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by Lazard as set forth in such opinions, the fairness, from a financial point of view, of the AFT Exchange Ratio and the AIF Exchange Ratio to MFIC, in each case, as more fully described below in the section entitled “—Opinions of the Financial Advisor to the MFIC Special Committee.” Representatives of Proskauer then reviewed and discussed with the MFIC Special Committee the proposed resolutions for approval and the corresponding filings and public disclosure.

Following a discussion of the foregoing matters and other matters presented, the MFIC Special Committee (i) unanimously determined, and recommended that the MFIC Board determine, that (1) the form, terms and provisions of the Merger Agreements and the transactions contemplated thereby are advisable, fair to and in the best interests of MFIC and the MFIC Stockholders, (2) the form, terms and provisions of the MFIC Side Letter Agreement are advisable, fair to and in the best interests of MFIC and the MFIC Stockholders and (3) the interests of the existing MFIC Stockholders will not be diluted within the meaning of Rule 17a-8 of the 1940 Act as a result of the proposed transactions and (ii) unanimously recommended that the MFIC Board (1) approve, adopt and declare advisable the Merger Agreements and the transactions contemplated thereby, (2) approve, adopt and declare advisable the MFIC Side Letter Agreement, (3) direct the approval of the MFIC Share Issuance Proposal be submitted to the MFIC Stockholders at a special stockholders meeting and (4) recommend that the MFIC Stockholders approve the MFIC Share Issuance Proposal.

Later on November 6, 2023, the MFIC Board held a special virtual meeting, with representatives of Apollo, Simpson Thacher, Proskauer and Lazard also in attendance. Representatives of Proskauer provided an update to the MFIC Board on the determinations made by the MFIC Special Committee in its November 6, 2023 meeting. Representatives of Simpson Thacher reviewed the Merger Agreements with the MFIC Board. On the unanimous recommendation of the MFIC Special Committee, the MFIC Board, including all of the MFIC Independent Directors, unanimously (i) determined that, among other things, (1) the form, terms and provisions of the Merger Agreements and the transactions contemplated thereby are advisable, fair to and in the best interests of MFIC and the MFIC Stockholders, (2) the form, terms and provisions of the MFIC Side Letter Agreement are advisable, fair to and in the best interests of MFIC and the MFIC Stockholders and (3) the interests of the existing MFIC Stockholders will not be diluted within the meaning of Rule 17a-8 of the 1940 Act as a result of the proposed transactions, (ii) approved, adopted and declared advisable the Merger Agreements and the transactions contemplated thereby, including the issuance of MFIC Common Stock pursuant to the Merger Agreements, and (iii) approved, adopted and declared advisable the MFIC Side Letter Agreement. The MFIC Board directed that the MFIC Share Issuance Proposal be submitted to the MFIC Stockholders at a special stockholders meeting and resolved to recommend that the MFIC Stockholders approve the MFIC Share Issuance Proposal.

Subsequently, (i) MFIC, AFT, AFT Merger Sub and MFIC Adviser executed the AFT Merger Agreement, (ii) MFIC, AIF, AIF Merger Sub and MFIC Adviser executed the AIF Merger Agreement, (iii) AFT, MFIC Adviser and AFT/AIF Adviser executed the AFT Side Letter Agreement, (iv) AIF, MFIC Adviser and AFT/AIF Adviser executed the AIF Side Letter Agreement and (v) MFIC and MFIC Adviser executed the MFIC Side Letter Agreement, in each case, effective as of November 7, 2023.

For more information concerning the terms and provisions of the Merger Agreements as negotiated by the parties, see “Description of the AFT Merger Agreement” beginning on page 119 of this joint proxy statement/prospectus, and “Description of the AIF Merger Agreement” beginning on page 140 of this joint proxy statement/prospectus. For more information concerning the terms and provisions of the Side Letter Agreements as negotiated by the parties, see “Description of the MFIC Side Letter Agreement” beginning on page 161 of this joint proxy statement prospectus, “Description of the AFT Side Letter Agreement” beginning on page 162 of this joint proxy statement/prospectus, and “Description of the AIF Side Letter Agreement” beginning on page 163 of this joint proxy statement/prospectus.

Reasons for the Mergers

MFIC

At multiple meetings, the MFIC Special Committee and the MFIC Board considered the approval of the Mergers and the terms of the Merger Agreements and the MFIC Side Letter Agreement. After careful consideration, based on the information provided, the MFIC Special Committee and the MFIC Board determined that the Mergers are in the best interests of MFIC and MFIC Stockholders. In connection with their consideration and negotiation of the transactions, MFIC Adviser, AFT Adviser and AIF Adviser provided the MFIC Special

Committee and the MFIC Board with information regarding the proposed Mergers, AFT, AIF and the anticipated effects of the Mergers on MFIC and MFIC Stockholders. Throughout the process of reviewing and negotiating the transactions, the MFIC Special Committee consulted with Proskauer, legal counsel to the MFIC Special Committee, and Lazard, financial advisor to the MFIC Special Committee, while the MFIC Board consulted with Simpson Thacher in its capacity as counsel to MFIC. The MFIC Special Committee and the MFIC Board also consulted with management of MFIC Adviser, AFT Adviser and AIF Adviser. The MFIC Special Committee and the MFIC Board considered the nature and adequacy of the information provided, the terms of the Merger Agreements and the MFIC Side Letter Agreement, their duties under state and federal law in considering and ultimately approving the Merger Agreements, the MFIC Side Letter Agreement and the Mergers and the conflicts of interest presented by these transactions. The MFIC Special Committee and the MFIC Board considered numerous factors, including the ones described below. On November 6, 2023, the MFIC Special Committee and the MFIC Board unanimously determined that the Mergers are in the best interests of MFIC and MFIC Stockholders, and that existing MFIC Stockholders will not suffer any dilution for purposes of Rule 17a-8 under the 1940 Act as a result of the Mergers.

In considering the Mergers and the terms of the Merger Agreements and the MFIC Side Letter Agreement, the MFIC Special Committee and the MFIC Board reviewed comparative information about MFIC, AFT and AIF, including, among other items: (1) their respective investment objectives, strategies, policies and restrictions, size, age and NAVs, and changes that could occur as a result of the Mergers; (2) their individual holdings, including the relative risks of the investment portfolios of MFIC, AFT and AIF; (3) their existing leverage profiles and the expected future leverage profile of the combined company; (4) their short-term and long-term investment performance history and financial results; (5) the level of past distributions and expenses and the anticipated effect of the Mergers on future net investment income, distributions and expenses; and (6) their respective investment advisory agreements and expense ratios. The MFIC Special Committee and the MFIC Board also considered the anticipated reasonable expectations of MFIC Stockholders, market dynamics and regulatory and legal issues. In addition, the MFIC Special Committee and the MFIC Board reviewed comprehensive information regarding the anticipated benefits and possible risks to MFIC and MFIC Stockholders as a result of the Mergers, and the anticipated investment, market and financial synergies to be experienced by the combined company. In addition, the MFIC Special Committee considered the potential financial impacts of the Mergers.

The MFIC Special Committee and the MFIC Board, with the assistance of their legal and other advisors (and, in the case of the MFIC Special Committee, its financial advisor), weighed various benefits and risks in considering and negotiating the terms of the Mergers, both with respect to the immediate effects of the Mergers on MFIC and MFIC Stockholders and with respect to the potential benefits that could be experienced by the combined company after the Mergers. Some of the material factors considered by the MFIC Special Committee and the MFIC Board that assisted them in concluding that the Mergers are in the best interests of MFIC and MFIC Stockholders included, among others:

•

Increased Scale, Increased Analyst Coverage and Improved Secondary Market Liquidity. The MFIC Special Committee and the MFIC Board considered the benefits expected to accrue to the combined company as a result of its larger size. The MFIC Special Committee and the MFIC Board also considered that the larger scale of the combined company could result in enhanced liquidity for MFIC Stockholders through increased trading volume of their shares of MFIC Common Stock and potentially broader coverage of the combined company by equity research analysts. Further, the MFIC Special Committee and the MFIC Board also considered that larger BDCs are generally more attractive investment opportunities for a broader swath of institutional investors and tend to attract broader coverage by equity research analysts. The combined company would have had pro forma total assets of approximately $3.16 billion and a net asset value of approximately $1.42 billion as of September 30, 2023. By comparison, MFIC had total assets of approximately $2.46 billion and a net asset value of approximately $997 million as of September 30, 2023.

•

Expected Accretion to Net Investment Income and Access to Additional Increased Investing Capacity. The MFIC Special Committee and the MFIC Board considered that the Mergers are expected to be accretive to net investment income as a result of expected expense savings (as described more fully below) and the potential to deploy incremental investing capacity in higher yielding investments and to increase leverage on the acquired investment portfolios.

•	MFIC’s Distribution to Stockholders of the Combined Company. The MFIC Special Committee and the MFIC Board considered that MFIC has agreed to pay the MFIC Distribution.

•

Expense Reimbursement by MFIC Adviser. The MFIC Special Committee and the MFIC Board considered that MFIC Adviser has agreed to reimburse certain fees and expenses incurred by MFIC in connection with the Mergers pursuant to the MFIC Side Letter Agreement, as more fully described below in the section entitled “Description of the MFIC Side Letter Agreement”.

•

Expected Greater Access to More Diverse and Lower-Cost Sources of Debt Capital. The MFIC Special Committee and the MFIC Board discussed how the larger scale of the combined company may provide MFIC access to more diverse and lower cost sources of debt capital compared to what MFIC would be expected to obtain without the scale provided by the Mergers.

•

Acquisition of Known Investment Portfolios. The MFIC Special Committee and the MFIC Board considered that MFIC Adviser’s familiarity with the investments held by AFT and AIF would result in a more straightforward and faster integration of their respective investment portfolios into MFIC’s investment portfolio than the investment portfolios of one or more third parties. The MFIC Special Committee and the MFIC Board also considered that execution and integration risk could be lower as compared to a merger with one or more unaffiliated entities.

•

No Dilution for Purposes of Rule 17a-8 of the 1940 Act. The MFIC Special Committee and the MFIC Board considered that the AFT Exchange Ratio and AIF Exchange Ratio (and thus the number of shares of MFIC Common Stock to be issued to AFT Stockholders and AIF Stockholders, respectively, pursuant to the Merger Agreements) will be determined on a NAV-for-NAV basis (determined shortly before the AFT Closing Date or the AIF Closing Date, as applicable, on the basis of methodologies that were considered and approved by the MFIC Board, the AFT Board and the AIF Board, as applicable) and therefore the interests of the MFIC Stockholders will not be diluted for purposes of Rule 17a-8 under the 1940 Act as a result of the Mergers.

•

Process for Negotiation. The MFIC Special Committee and the MFIC Board considered that the review and negotiation of the Merger Agreements and the MFIC Side Letter Agreement was conducted through a robust process under the oversight of the MFIC Special Committee, the AFT Special Committee and the AIF Special Committee, as applicable, each of which is composed solely of independent directors.

•

Potential for Expense Savings Through Operational Synergies. The MFIC Special Committee and the MFIC Board also considered that, as a result of the Mergers, certain redundant professional services and other corporate expenses could be eliminated, which would reduce the potential expenses of the combined company as compared to the aggregate expenses of MFIC, AFT and AIF on a standalone basis.

•

Opinion of Lazard, Financial Advisor to the MFIC Special Committee. The MFIC Special Committee considered the financial presentation, dated November 6, 2023, of Lazard provided to and reviewed with the MFIC Special Committee, and Lazard’s opinion dated November 6, 2023 addressed to the MFIC Special Committee, as to, as of November 6, 2023, the fairness, from a financial point of view, to MFIC of the AFT Exchange Ratio and the AIF Exchange Ratio, as more fully described below in the section entitled “— Opinions of the Financial Advisor to the MFIC Special Committee.” Lazard is the outside financial advisor to the MFIC Special Committee and has advised only the MFIC Special Committee in connection with the Mergers.

•

No Adverse Impact on Regulatory Obligations. The MFIC Special Committee and the MFIC Board noted that the Mergers are not expected to affect the ability of MFIC to comply with its regulatory obligations, including its ability to continue to operate in compliance with the asset coverage requirements set forth in the 1940 Act and to pay dividends required of RICs and that the combined company would continue to be a RIC.

•

Other Considerations. In the course of their deliberations, the MFIC Special Committee and the MFIC Board also considered a variety of risks and other potentially negative factors that could cause either or both of the Mergers not to close or the anticipated benefits of the Mergers not to be realized, including the following (which are not in any relative order of importance):

•

Certain Expenses Associated with the Mergers. If neither the AFT Mergers nor the AIF Mergers are consummated, MFIC will be responsible for the fees and expenses incurred by MFIC in connection with the AFT Mergers and the AIF Mergers (except certain expenses that will be split proportionately with AFT and AIF, as applicable, based on the parties’ respective NAVs as of September 30, 2023) if such fees and expenses exceed MFIC Adviser’s reimbursement obligations pursuant to the MFIC Side Letter Agreement, as more fully described below in the section entitled “Description of the MFIC Side Letter Agreement”.

•

Risk of Interlopers or Activists. The voting process described in this joint proxy statement/prospectus may attract third-party interlopers or stockholder activists to MFIC, who could result in the failure to close of either or both of the Mergers or be disruptive to MFIC and its business.

•

Fluctuations in AFT Exchange Ratio and AIF Exchange Ratio. Changes in the NAVs of MFIC, AFT or AIF before the completion of the Mergers will affect the relative ownership percentages that the stockholders of MFIC, AFT and AIF hold in the combined company, and these changes could be positive or negative for MFIC Stockholders.

•

Conflict of Interest. MFIC, AFT and AIF have external investment advisers that are affiliated with one another. The MFIC Special Committee and the MFIC Board took this conflict of interest into account in the course of their deliberations.

•

Compensation Received by Members of the MFIC Special Committee. The members of the MFIC Special Committee received compensation for serving on the MFIC Special Committee. The MFIC Special Committee and the MFIC Board took the receipt of such compensation into account in the course of their deliberations.

•

Failure to Close. Either or both of the Mergers may not be completed, or completion may be delayed for reasons beyond the control of MFIC, including an inability to obtain the required stockholder approvals, which could have a significant adverse impact on MFIC and its business.

•	Management Diversion. It is possible that the attention of management may be diverted during the period prior to and following completion of the Mergers, which may adversely affect MFIC’s business.

•

Time and Ability to Ramp to Target Leverage Ratios. MFIC currently operates at a higher debt-to-equity ratio than AFT and AIF, and any delay in returning the combined company to the target range of MFIC could have a negative adverse impact on net investment income.

•

Restrictions on Conduct of Business. The restrictions on the conduct of MFIC’s business prior to completion of the Mergers, requiring MFIC to conduct its business only in the ordinary course of business in all material respects, subject to specific limitations, could delay or prevent MFIC from undertaking certain business opportunities that may arise pending completion of the Mergers.

•

Restrictions on Superior Proposals; Termination Fees. The Merger Agreements include restrictions on the ability of MFIC to solicit proposals for alternative transactions or engage in discussions regarding such proposals, subject to exceptions and termination provisions (as more fully described in the sections entitled “Description of the AFT Merger Agreement—Additional Agreements” and “Description of the AIF Merger Agreement—Additional Agreements”), which could have the effect of discouraging such proposals from being made or pursued. In addition, a third party acquiring MFIC may be required to pay a termination fee of $29,905,339 to AFT and/or a termination fee of $29,905,339 to AIF, which might discourage a potential acquirer that might have an interest in acquiring all or a significant part of MFIC from considering or proposing that acquisition.

•

Litigation Risk. Mergers of publicly held companies are frequently the subject of litigation. If any litigation arises in connection with the Mergers, even if any plaintiff’s claims are without merit, it could divert management time and resources away from MFIC’s business, and cause MFIC to incur expenses in defense of such claim.

•	Absence of Appraisal Rights. MFIC Stockholders are not entitled to appraisal rights under applicable law in connection with the Mergers.

•

Other Risks. There are various other risks associated with the Mergers and the business of MFIC and the combined company described in the section entitled “Risk Factors” beginning on page 40 and in the section entitled “Special Note Regarding Forward-Looking Statements” beginning on page 52.

This discussion of the information and factors that the MFIC Special Committee and the MFIC Board considered in making their decisions is not intended to be exhaustive but includes the material benefits, risks and other factors considered by the MFIC Special Committee and the MFIC Board. Because of the wide variety of factors considered in connection with the evaluation and negotiation of the Mergers, the Merger Agreements and the MFIC Side Letter Agreement and the complexity of those matters, the MFIC Special Committee and the MFIC Board did not find it useful to, and did not attempt to, quantify, rank or otherwise assign relative weights to these factors. In addition, the individual members of the MFIC Special Committee and the MFIC Board may have given different weights to different factors, or may have individually considered factors that are not listed here, or not individually considered certain factors that are listed here.

AFT

At multiple meetings, the AFT Special Committee and the AFT Board considered the approval of the AFT Mergers and the terms of the AFT Merger Agreement and the AFT Side Letter Agreement. The AFT Special Committee and the AFT Board also considered alternatives to the AFT Mergers, including maintaining the status quo, a potential merger of AFT and AIF, a potential merger with an unaffiliated entity and liquidation. After careful consideration of the alternatives, including the feasibility, benefits and risks of each one, based on the information provided, the AFT Special Committee and the AFT Board determined that the AFT Mergers are in the best interests of AFT and in the best interests of AFT Stockholders. In connection with their consideration and negotiation of the transaction, MFIC Adviser and AFT Adviser provided the AFT Special Committee and the AFT Board with information regarding the proposed AFT Mergers, MFIC, the anticipated effects of the AFT Mergers on AFT and AFT Stockholders and the anticipated effects of the AIF Mergers on MFIC. Throughout the process of reviewing and negotiating the transactions, the AFT Special Committee consulted with Dechert, legal counsel to the AFT Special Committee, and KBW, financial advisor to the AFT Special Committee, while the AFT Board consulted with Simpson Thacher in its capacity as counsel to AFT. The AFT Special Committee and the AFT Board also consulted with management of MFIC Adviser and AFT Adviser. The AFT Special Committee and the AFT Board considered the nature and adequacy of the information provided, the terms of the AFT Merger Agreement and the AFT Side Letter Agreement, their duties under state and federal law in considering and ultimately approving the AFT Merger Agreement, the AFT Side Letter Agreement and the AFT Mergers and the conflicts of interest presented by this transaction. The AFT Special Committee and the AFT Board considered numerous factors, including the ones described below. On November 6, 2023, the AFT Special Committee and the AFT Board unanimously determined that the AFT Mergers are in the best interests of AFT and in the best interests of AFT Stockholders, and that existing AFT Stockholders will not suffer any dilution for purposes of Rule 17a-8 under the 1940 Act as a result of the AFT Mergers.

In considering the AFT Mergers and the terms of the AFT Merger Agreement and the AFT Side Letter Agreement, the AFT Special Committee and the AFT Board reviewed comparative information about MFIC and AFT, including, among other items: (1) their respective investment objectives, strategies, policies and restrictions, size, age and NAVs, and changes that could occur as a result of the AFT Mergers; (2) their holdings, including, in particular, the relative risks of the investment portfolios of MFIC and AFT; (3) their existing leverage profiles and the expected future leverage profile of the combined company; (4) their short-term and long-term investment performance history and financial results; (5) the level of past distributions and expenses and the anticipated effect of the AFT Mergers on future net investment income, distributions and expenses; (6) the U.S. federal income tax consequences of the AFT Mergers; (7) their respective investment advisory agreements and expense ratios; and (8) changes to the foregoing factors that could occur following the closing of the AIF Mergers. The AFT Special Committee and the AFT Board also considered the anticipated reasonable expectations of AFT Stockholders, market dynamics and regulatory and legal issues, including the higher limitations on leverage available to BDCs and a BDC’s ability to invest 30% of its assets in assets that are not “qualifying assets” as defined in the 1940 Act. In addition, the AFT Special Committee and the AFT Board reviewed comprehensive information regarding the anticipated benefits and possible risks to AFT and AFT Stockholders as a result of the AFT Mergers, and the anticipated investment, market and financial synergies to be experienced by the combined company. In addition, the AFT Special Committee considered the potential financial impacts of the AFT Mergers.

The AFT Special Committee and the AFT Board, with the assistance of their legal and other advisors (and, in the case of the AFT Special Committee, its financial advisor), weighed various benefits and risks in considering and negotiating the terms of the AFT Mergers, both with respect to the immediate effects of the AFT Mergers on AFT and AFT Stockholders and with respect to the potential benefits that could be experienced by the combined company after the AFT Mergers. Some of the material factors considered by the AFT Special Committee and the AFT Board that assisted them in concluding that the AFT Mergers are in the best interests of AFT and in the best interests of AFT Stockholders included, among others:

•

Increased Scale, Increased Analyst Coverage and Improved Secondary Market Liquidity. The AFT Special Committee and the AFT Board considered the benefits expected to accrue to the combined company as a result of its larger size. The AFT Special Committee and the AFT Board also considered that the larger scale of the combined company could result in enhanced liquidity for AFT Stockholders through increased trading volume of their newly-issued shares of MFIC Common Stock and potentially broader coverage of the combined company by equity research analysts. Further, the AFT Special Committee and the AFT Board also considered that larger BDCs are generally more attractive investment opportunities for a broader swath of institutional investors and tend to attract broader coverage by equity research analysts. The combined company (assuming the closings of both the AFT Mergers and the AIF Mergers occur) would have had pro forma total assets of approximately $3.16 billion and a net asset value of approximately $1.42 billion as of September 30, 2023. By comparison, AFT had total assets of approximately $334,529,059 and a net asset value of approximately $211,608,913 as of September 30, 2023.

•

Expected Changes Accretive to Net Investment Income and Access to Additional Increased Investing Capacity. The AFT Special Committee and the AFT Board considered that the AFT Mergers are expected to result in certain changes that could be accretive to net investment income, including expected expense savings (as described more fully below) and the potential of the combined company to deploy incremental investing capacity in higher yielding investments and to increase leverage on the acquired investment portfolio.

•

MFIC Adviser’s Payment to AFT Stockholders. The AFT Special Committee and the AFT Board considered that MFIC Adviser or one of its affiliates has agreed to pay to AFT Stockholders the AFT Stockholder Payment in connection with the consummation of the AFT Mergers.

•	MFIC’s Distribution to Stockholders of the Combined Company. The AFT Special Committee and the AFT Board considered that MFIC has agreed to pay the MFIC Distribution.

•

Expense Reimbursement by MFIC Adviser and AFT Adviser. The AFT Special Committee and the AFT Board considered that MFIC Adviser and AFT Adviser have agreed to reimburse certain fees and expenses incurred by AFT in connection with the AFT Mergers pursuant to the AFT Side Letter Agreement, as more fully described below in the section entitled “Description of the AFT Side Letter Agreement”.

•

Expected Increased Portfolio Yield. The AFT Special Committee and the AFT Board considered that, as of September 30, 2023, the weighted average yield on investments in AFT’s and MFIC’s portfolios was 11.2% and 12.0%, respectively, and that as a result of the AFT Mergers, AFT Stockholders would be invested in a combined company with a higher weighted average portfolio yield.

•

Integration into a Known Investment Portfolio. The AFT Special Committee and the AFT Board considered that the MFIC management team’s familiarity with the investments held by AFT would result in a more straightforward and faster integration of AFT’s investment portfolio into MFIC’s investment portfolio than an investment portfolio of a third party, with reduced execution risk.

•

Affiliation of the Management Teams. The AFT Special Committee and the AFT Board considered that the combined company would have an investment adviser that is affiliated with AFT’s current investment adviser. The AFT Special Committee and the AFT Board considered that, in light of the foregoing, the combined company and AFT Stockholders would be expected to receive the same nature, quality and extent of services from MFIC Adviser that they are currently receiving from AFT Adviser and would continue to benefit from the experience and expertise of its current management team, including familiarity with its investment portfolio.

•

No Dilution for Purposes of Rule 17a-8 of the 1940 Act. The AFT Special Committee and the AFT Board considered that the AFT Exchange Ratio (and thus the number of shares of MFIC Common Stock to be issued to AFT Stockholders pursuant to the AFT Merger Agreement) will be determined on a NAV-for-NAV basis (determined shortly before the AFT Closing Date on the basis of methodologies that were considered and approved by the AFT Board and the MFIC Board) and therefore the interests of the AFT Stockholders will not be diluted for purposes of Rule 17a-8 under the 1940 Act as a result of the AFT Mergers.

•

Process for Negotiation. The AFT Special Committee and the AFT Board considered that the review and negotiation of the AFT Merger Agreement and the AFT Side Letter Agreement was conducted through a robust process under the oversight of the MFIC Special Committee and the AFT Special Committee, each of which is composed solely of independent directors.

•

Potential for Expense Savings Through Operational Synergies. The AFT Special Committee and the AFT Board also considered that, as a result of the AFT Mergers, certain redundant professional services and other corporate expenses could be eliminated, which would reduce the potential expenses of the combined company as compared to the aggregate expenses of AFT and MFIC on a standalone basis.

•

Opinion of KBW, Financial Advisor to the AFT Special Committee. The AFT Special Committee considered the financial presentation, dated November 6, 2023, of KBW provided to and reviewed with the AFT Special Committee, and KBW’s opinion dated November 6, 2023 addressed to the AFT Special Committee and, as requested by the AFT Special Committee, the AFT Board, as to, as of November 6, 2023, the fairness, from a financial point of view, to the holders of AFT Common Stock of the AFT Merger Consideration (disregarding cash paid for fractional shares) and the AFT Stockholder Payment, taken together, as more fully described below in the section entitled “— Opinion of the Financial Advisor to the AFT Special Committee.” KBW is the outside financial advisor to the AFT Special Committee and the outside financial advisor to the AIF Special Committee pursuant to separate engagements and has advised the AFT Special Committee in connection with the AFT Mergers and the AIF Special Committee in connection with the AIF Mergers.

•	Tax Consequences of the AFT Mergers. The AFT Special Committee and the AFT Board considered that the AFT Mergers are expected to qualify as a “reorganization” within the meaning of

Section 368(a) of the Code. The AFT Mergers are anticipated to be treated as a tax-free reorganization for U.S. federal income tax purposes and AFT Stockholders are not expected to recognize any gain or loss for U.S. federal income tax purposes, except to the extent of the special payment, as a result of the AFT Mergers, and except for any gain or loss that may result from the receipt of cash in lieu of fractional shares of MFIC Common Stock.

•

No Adverse Impact on Regulatory Obligations. The AFT Special Committee and the AFT Board noted that the AFT Mergers are not expected to affect the ability of AFT to comply with its regulatory obligations, including its ability to continue to operate in compliance with the asset coverage requirements set forth in the 1940 Act and to pay dividends required of RICs and that the combined company would continue to be a RIC.

•

Other Considerations. In the course of their deliberations, the AFT Special Committee and the AFT Board also considered a variety of risks and other potentially negative factors that could cause the AFT Mergers not to close or the anticipated benefits of the AFT Mergers not to be realized, including the following (which are not in any relative order of importance):

•

Certain Expenses Associated with the AFT Mergers. If the AFT Mergers are not consummated, AFT will be responsible for the fees and expenses incurred by AFT in connection with the AFT Merger (except certain expenses that will be split proportionately with MFIC based on the parties’ respective NAVs as of September 30, 2023) if such fees and expenses exceed AFT Adviser’s reimbursement obligations pursuant to the AFT Side Letter Agreement, as more fully described below in the section entitled “Description of the AFT Side Letter Agreement”.

•

Risk of Interlopers or Activists. The voting process described in this joint proxy statement/prospectus may attract third-party interlopers or stockholder activists to AFT, who could result in the failure to close of the AFT Mergers or be disruptive to AFT and its business.

•

Higher Leverage. The AFT Special Committee and the AFT Board considered that the combined company is expected to have higher leverage than AFT does today. This higher leverage could increase the downside risks to AFT Stockholders by magnifying portfolio losses. In addition, this higher leverage is expected to result in higher total expenses per share for AFT Stockholders.

•

Potentially Higher Total Adviser Fees. The AFT Special Committee and the AFT Board considered that the MFIC Advisory Agreement includes a 1.75% base management fee (calculated on MFIC’s net asset value) and an incentive fee of 17.50%, while the AFT Advisory Agreement includes a 1.00% base management fee (calculated on the average daily value of AFT’s Managed Assets) and no incentive fee. As a result, the total fees to be paid by the combined company under the MFIC Advisory Agreement could potentially be higher than total fees currently payable by AFT under the AFT Advisory Agreement.

•

Fluctuations in AFT Exchange Ratio. Changes in the NAVs of AFT, AIF and MFIC before the completion of the AFT Mergers and/or the AIF Mergers will affect the relative ownership percentages that the stockholders of AFT, AIF and MFIC hold in the combined company, and these changes could be positive or negative for stockholders of AFT.

•

Conflict of Interest. AFT and MFIC have external investment advisers that are affiliated with one another. The AFT Special Committee and the AFT Board took this conflict of interest into account in the course of their deliberations.

•

Compensation Received by Members of the AFT Special Committee. The members of the AFT Special Committee received compensation for serving on the AFT Special Committee. The AFT Special Committee and the AFT Board took the receipt of such compensation into account in the course of their deliberations.

•	Tax Consequences of MFIC Adviser’s Payment to AFT Stockholders. The receipt of the AFT Stockholder Payment is expected to be taxable for AFT Stockholders.

•

Failure to Close. The AFT Mergers may not be completed, or completion may be delayed for reasons beyond the control of AFT, including an inability to obtain the required stockholder approvals, which could have a significant adverse impact on AFT and its business.

•	Management Diversion. It is possible that the attention of management may be diverted during the period prior to completion of the AFT Mergers, which may adversely affect AFT’s business.

•

Restrictions on Conduct of Business. The restrictions on the conduct of AFT’s business prior to completion of the AFT Mergers, requiring AFT to conduct its business only in the ordinary course of business in all material respects, subject to specific limitations, could delay or prevent AFT from undertaking certain business opportunities that may arise pending completion of the AFT Mergers.

•

Restrictions on Superior Proposals; Termination Fee. The AFT Merger Agreement includes restrictions on the ability of AFT to solicit proposals for alternative transactions or engage in discussions regarding such proposals, subject to exceptions and termination provisions (as more fully described in the section entitled “Description of the AFT Merger Agreement — Additional Agreements”), which could have the effect of discouraging such proposals from being made or pursued. In addition, a third party acquiring AFT may be required to pay a termination fee of $7,029,482 to MFIC, which might discourage a potential acquirer that might have an interest in acquiring all or a significant part of AFT from considering or proposing that acquisition.

•	Absence of Appraisal Rights. AFT Stockholders are not entitled to appraisal rights under applicable law in connection with the AFT Mergers.

•

Litigation Risk. Mergers of publicly held companies are frequently the subject of litigation. If any litigation arises in connection with the AFT Mergers, even if any plaintiff’s claims are without merit, it could divert management time and resources away from AFT’s business, and cause AFT to incur expenses in defense of such claim.

•

Other Risks. There are various other risks associated with the AFT Mergers and the business of AFT and the combined company described in the section entitled “Risk Factors” beginning on page 40 and in the section entitled “Special Note Regarding Forward-Looking Statements” beginning on page 52.

This discussion of the information and factors that the AFT Special Committee and the AFT Board considered in making their decisions is not intended to be exhaustive but includes the material benefits, risks and other factors considered by the AFT Special Committee and the AFT Board. Because of the wide variety of factors considered in connection with the evaluation and negotiation of the AFT Mergers, the AFT Merger Agreement and the AFT Side Letter Agreement and the complexity of those matters, the AFT Special Committee and the AFT Board did not find it useful to, and did not attempt to, quantify, rank or otherwise assign relative weights to these factors. In addition, the individual members of the AFT Special Committee and the AFT Board may have given different weights to different factors, or may have individually considered factors that are not listed here, or not individually considered certain factors that are listed here.

AIF

At multiple meetings, the AIF Special Committee and the AIF Board considered the approval of the AIF Mergers and the terms of the AIF Merger Agreement and the AIF Side Letter Agreement. The AIF Special Committee and the AIF Board also considered alternatives to the AIF Mergers, including maintaining the status quo, a potential merger of AFT and AIF, a potential merger with an unaffiliated entity and liquidation. After careful consideration of the alternatives, including the feasibility, benefits and risks of each one, based on the information provided, the AIF Special Committee and the AIF Board determined that the AIF Mergers are in the best interests of AIF and in the best interests of AIF Stockholders. In connection with their consideration and negotiation of the transaction, MFIC Adviser and AIF Adviser provided the AIF Special Committee and the AIF

Board with information regarding the proposed AIF Mergers, MFIC, the anticipated effects of the AIF Mergers on AIF and AIF Stockholders and the anticipated effects of the AFT Mergers on MFIC. Throughout the process of reviewing and negotiating the transactions, the AIF Special Committee consulted with Dechert, legal counsel to the AIF Special Committee, and KBW, financial advisor to the AIF Special Committee, while the AIF Board consulted with Simpson Thacher in its capacity as counsel to AIF. The AIF Special Committee and the AIF Board also consulted with management of MFIC Adviser and AIF Adviser. The AIF Special Committee and the AIF Board considered the nature and adequacy of the information provided, the terms of the AIF Merger Agreement and the AIF Side Letter Agreement, their duties under state and federal law in considering and ultimately approving the AIF Merger Agreement, the AIF Side Letter Agreement and the AIF Mergers and the conflicts of interest presented by this transaction. The AIF Special Committee and the AIF Board considered numerous factors, including the ones described below. On November 6, 2023, the AIF Special Committee and the AIF Board unanimously determined that the AIF Mergers are in the best interests of AIF and in the best interests of AIF Stockholders, and that existing AIF Stockholders will not suffer any dilution for purposes of Rule 17a-8 under the 1940 Act as a result of the AIF Mergers.

In considering the AIF Mergers and the terms of the AIF Merger Agreement and the AIF Side Letter Agreement, the AIF Special Committee and the AIF Board reviewed comparative information about MFIC and AIF, including, among other items: (1) their respective investment objectives, strategies, policies and restrictions, size, age and NAVs, and changes that could occur as a result of the AIF Mergers; (2) their holdings, including, in particular, the relative risks of the investment portfolios of MFIC and AIF; (3) their existing leverage profiles and the expected future leverage profile of the combined company; (4) their short-term and long-term investment performance history and financial results; (5) the level of past distributions and expenses and the anticipated effect of the AIF Mergers on future net investment income, distributions and expenses; (6) the U.S. federal income tax consequences of the AIF Mergers; (7) their respective investment advisory agreements and expense ratios; and (8) changes to the foregoing factors that could occur following the closing of the AFT Mergers. The AIF Special Committee and the AIF Board also considered the anticipated reasonable expectations of AIF Stockholders, market dynamics and regulatory and legal issues, including the higher limitations on leverage available to BDCs and a BDC’s ability to invest 30% of its assets in assets that are not “qualifying assets” as defined in the 1940 Act. In addition, the AIF Special Committee and the AIF Board reviewed comprehensive information regarding the anticipated benefits and possible risks to AIF and AIF Stockholders as a result of the AIF Mergers, and the anticipated investment, market and financial synergies to be experienced by the combined company. In addition, the AIF Special Committee considered the potential financial impacts of the AIF Mergers.

The AIF Special Committee and the AIF Board, with the assistance of their legal and other advisors (and, in the case of the AIF Special Committee, its financial advisor), weighed various benefits and risks in considering and negotiating the terms of the AIF Mergers, both with respect to the immediate effects of the AIF Mergers on AIF and AIF Stockholders and with respect to the potential benefits that could be experienced by the combined company after the AIF Mergers. Some of the material factors considered by the AIF Special Committee and the AIF Board that assisted them in concluding that the AIF Mergers are in the best interests of AIF and in the best interests of AIF Stockholders included, among others:

•

Increased Scale, Increased Analyst Coverage and Improved Secondary Market Liquidity. The AIF Special Committee and the AIF Board considered the benefits expected to accrue to the combined company as a result of its larger size. The AIF Special Committee and the AIF Board also considered that the larger scale of the combined company could result in enhanced liquidity for AIF Stockholders through increased trading volume of their newly-issued shares of MFIC Common Stock and potentially broader coverage of the combined company by equity research analysts. Further, the AIF Special Committee and the AIF Board also considered that larger BDCs are generally more attractive investment opportunities for a broader swath of institutional investors and tend to attract broader coverage by equity research analysts. The combined company (assuming the closings of both the AIF Mergers and the AFT Mergers occur) would have had pro forma total assets of approximately $3.16 billion and a net asset value of approximately $1.42 billion as of September 30, 2023. By comparison, AIF had total assets of approximately $368,273,239 and a net asset value of approximately $234,316,061 as of September 30, 2023.

•

Expected Changes Accretive to Net Investment Income and Access to Additional Increased Investing Capacity. The AIF Special Committee and the AIF Board considered that the AIF Mergers are expected to result in certain changes that could be accretive to net investment income, including expected expense savings (as described more fully below) and the potential of the combined company to deploy incremental investing capacity in higher yielding investments and to increase leverage on the acquired investment portfolio.

•

MFIC Adviser’s Payment to AIF Stockholders. The AIF Special Committee and the AIF Board considered that MFIC Adviser or one of its affiliates has agreed to pay to AIF Stockholders the AIF Stockholder Payment in connection with the consummation of the AIF Mergers.

•	MFIC’s Distribution to Stockholders of the Combined Company. The AIF Special Committee and the AIF Board considered that MFIC has agreed to pay the MFIC Distribution.

•

Expense Reimbursement by MFIC Adviser and AIF Adviser. The AIF Special Committee and the AIF Board considered that MFIC Adviser and AIF Adviser have agreed to reimburse certain fees and expenses incurred by AIF in connection with the AIF Mergers pursuant to the AIF Side Letter Agreement, as more fully described below in the section entitled “Description of the AIF Side Letter Agreement”.

•

Expected Increased Portfolio Yield. The AIF Special Committee and the AIF Board considered that, as of September 30, 2023, the weighted average yield on investments in AIF’s and MFIC’s portfolios was 11.0% and 12.0%, respectively, and that as a result of the AIF Mergers, AIF Stockholders would be invested in a combined company with a higher weighted average portfolio yield.

•

Integration into a Known Investment Portfolio. The AIF Special Committee and the AIF Board considered that the MFIC management team’s familiarity with the investments held by AIF would result in a more straightforward and faster integration of AIF’s investment portfolio into MFIC’s investment portfolio than an investment portfolio of a third party, with reduced execution risk.

•

Affiliation of the Management Teams. The AIF Special Committee and the AIF Board considered that the combined company would have an investment adviser that is affiliated with AIF’s current investment adviser. The AIF Special Committee and the AIF Board considered that, in light of the foregoing, the combined company and AIF Stockholders would be expected to receive the same nature, quality and extent of services from MFIC Adviser that they are currently receiving from AIF Adviser and would continue to benefit from the experience and expertise of its current management team, including familiarity with its investment portfolio.

•

No Dilution for Purposes of Rule 17a-8 of the 1940 Act. The AIF Special Committee and the AIF Board considered that the AIF Exchange Ratio (and thus the number of shares of MFIC Common Stock to be issued to AIF Stockholders pursuant to the AIF Merger Agreement) will be determined on a NAV-for-NAV basis (determined shortly before the AIF Closing Date on the basis of methodologies that were considered and approved by the AIF Board and the MFIC Board) and therefore the interests of the AIF Stockholders will not be diluted for purposes of Rule 17a-8 under the 1940 Act as a result of the AIF Mergers.

•

Process for Negotiation. The AIF Special Committee and the AIF Board considered that the review and negotiation of the AIF Merger Agreement and the AIF Side Letter Agreement was conducted through a robust process under the oversight of the MFIC Special Committee and the AIF Special Committee, each of which is composed solely of independent directors.

•

Potential for Expense Savings Through Operational Synergies. The AIF Special Committee and the AIF Board also considered that, as a result of the AIF Mergers, certain redundant professional services and other corporate expenses could be eliminated, which would reduce the potential expenses of the combined company as compared to the aggregate expenses of AIF and MFIC on a standalone basis.

•

Opinion of KBW, Financial Advisor to the AIF Special Committee. The AIF Special Committee considered the financial presentation, dated November 6, 2023, of KBW provided to and reviewed with the AIF Special Committee, and KBW’s opinion dated November 6, 2023 addressed to the AIF Special Committee and, as requested by the AIF Special Committee, the AIF Board, as to, as of November 6, 2023, the fairness, from a financial point of view, to the holders of AIF Common Stock of the AIF Merger Consideration (disregarding cash paid for fractional shares) and the AIF Stockholder Payment, taken together, as more fully described below in the section entitled “—Opinion of the Financial Advisor to the AIF Special Committee.” KBW is the outside financial advisor to the AIF Special Committee and the outside financial advisor to the AIF Special Committee pursuant to separate engagements and has advised the AIF Special Committee in connection with the AIF Mergers and the AFT Special Committee in connection with the AFT Mergers.

•

Tax Consequences of the AIF Mergers. The AIF Special Committee and the AIF Board considered that the AIF Mergers are expected to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. The AIF Mergers are anticipated to be treated as a tax-free reorganization for U.S. federal income tax purposes, except to the extent of the special payment, and AIF Stockholders are not expected to recognize any gain or loss for U.S. federal income tax purposes as a result of the AIF Mergers, and except for any gain or loss that may result from the receipt of cash in lieu of fractional shares of MFIC Common Stock.

•

No Adverse Impact on Regulatory Obligations. The AIF Special Committee and the AIF Board noted that the AIF Mergers are not expected to affect the ability of AIF to comply with its regulatory obligations, including its ability to continue to operate in compliance with the asset coverage requirements set forth in the 1940 Act and to pay dividends required of RICs and that the combined company would continue to be a RIC.

•

Other Considerations. In the course of their deliberations, the AIF Special Committee and the AIF Board also considered a variety of risks and other potentially negative factors that could cause the AIF Mergers not to close or the anticipated benefits of the AIF Mergers not to be realized, including the following (which are not in any relative order of importance):

•

Certain Expenses Associated with the AIF Mergers. If the AIF Mergers are not consummated, AIF will be responsible for the fees and expenses incurred by AIF in connection with the AIF Mergers (except certain expenses that will be split proportionately with MFIC based on the parties’ respective NAVs as of September 30, 2023) if such fees and expenses exceed AIF Adviser’s reimbursement obligations pursuant to the AIF Side Letter Agreement, as more fully described below in the section entitled “Description of the AIF Side Letter Agreement”.

•

Risk of Interlopers or Activists. The voting process described in this joint proxy statement/prospectus may attract third-party interlopers or stockholder activists to AIF, who could result in the failure to close of the AIF Mergers or be disruptive to AIF and its business.

•

Higher Leverage. The AIF Special Committee and the AIF Board considered that the combined company is expected to have higher leverage than AIF does today. This higher leverage could increase the downside risks to AIF Stockholders by magnifying portfolio losses. In addition, this higher leverage is expected to result in higher total expenses per share for AIF Stockholders.

•

Potentially Higher Total Adviser Fees. The AIF Special Committee and the AIF Board considered that the MFIC Advisory Agreement includes a 1.75% base management fee (calculated on MFIC’s net asset value) and an incentive fee of 17.50%, while the AIF Advisory Agreement includes a 1.00% base management fee (calculated on the average daily value of AIF’s Managed Assets) and no incentive fee. As a result, the total fees to be paid by the combined company under the MFIC Advisory Agreement could potentially be higher than total fees currently payable by AIF under the AIF Advisory Agreement.

•	Fluctuations in AIF Exchange Ratio. Changes in the NAVs of AFT, AIF and MFIC before the completion of the AIF Merger and/or the AFT Mergers will affect the relative ownership percentages that the stockholders of AFT, AIF and MFIC hold in the combined company, and these changes could be positive or negative for stockholders of AIF.

•

Conflict of Interest. AIF and MFIC have external investment advisers that are affiliated with one another. The AIF Special Committee and the AIF Board took this conflict of interest into account in the course of their deliberations.

•

Compensation Received by Members of the AIF Special Committee. The members of the AIF Special Committee received compensation for serving on the AIF Special Committee. The AIF Special Committee and the AIF Board took the receipt of such compensation into account in the course of their deliberations.

•	Tax Consequences of MFIC Adviser’s Payment to AIF Stockholders. The receipt of the AIF Stockholder Payment is expected to be taxable for AIF Stockholders.

•

Failure to Close. The AIF Mergers may not be completed, or completion may be delayed for reasons beyond the control of AIF, including an inability to obtain the required stockholder approvals, which could have a significant adverse impact on AIF and its business.

•	Management Diversion. It is possible that the attention of management may be diverted during the period prior to completion of the AIF Mergers, which may adversely affect AIF’s business.

•

Restrictions on Conduct of Business. The restrictions on the conduct of AIF’s business prior to completion of the AIF Mergers, requiring AIF to conduct its business only in the ordinary course of business in all material respects, subject to specific limitations, could delay or prevent AIF from undertaking certain business opportunities that may arise pending completion of the AIF Mergers.

•

Restrictions on Superior Proposals; Termination Fee. The AIF Merger Agreement includes restrictions on the ability of AIF to solicit proposals for alternative transactions or engage in discussions regarding such proposals, subject to exceptions and termination provisions (as more fully described in the section entitled “Description of the AIF Merger Agreement—Additional Agreements”), which could have the effect of discouraging such proposals from being made or pursued. In addition, a third party acquiring AIF may be required to pay a termination fee of $6,348,267 to MFIC, which might discourage a potential acquirer that might have an interest in acquiring all or a significant part of AIF from considering or proposing that acquisition.

•	Absence of Appraisal Rights. AIF Stockholders are not entitled to appraisal rights under applicable law in connection with the AIF Mergers.

•

Litigation Risk. Mergers of publicly held companies are frequently the subject of litigation. If any litigation arises in connection with the AIF Mergers, even if any plaintiff’s claims are without merit, it could divert management time and resources away from AIF’s business, and cause AIF to incur expenses in defense of such claim.

•

Other Risks. There are various other risks associated with the AIF Mergers and the business of AIF and the combined company described in the section entitled “Risk Factors” beginning on page 40 and in the section entitled “Special Note Regarding Forward-Looking Statements” beginning on page 52.

This discussion of the information and factors that the AIF Special Committee and the AIF Board considered in making their decisions is not intended to be exhaustive but includes the material benefits, risks and other factors considered by the AIF Special Committee and the AIF Board. Because of the wide variety of factors considered in connection with the evaluation and negotiation of the AIF Mergers, the AIF Merger Agreement and the AIF Side Letter Agreement and the complexity of those matters, the AIF Special Committee and the AIF Board did not find it useful to, and did not attempt to, quantify, rank or otherwise assign relative weights to these factors. In addition, the individual members of the AIF Special Committee and the AIF Board may have given different weights to different factors, or may have individually considered factors that are not listed here, or not individually considered certain factors that are listed here.

MFIC Board Recommendation

After careful consideration, and on the recommendation of the MFIC Special Committee, the MFIC Board unanimously approved the Merger Agreements, declared the Mergers and the transactions contemplated by the Merger Agreements advisable and unanimously recommends that MFIC Stockholders vote “FOR” the MFIC Share Issuance Proposal.

AFT Board Recommendation

After careful consideration, and on the recommendation of the AFT Special Committee, the AFT Board unanimously approved the AFT Merger Agreement, declared the AFT Mergers and the other transactions contemplated by the AFT Merger Agreement advisable and unanimously recommends that AFT Stockholders vote “FOR” the AFT Merger Proposal.

AIF Board Recommendation

After careful consideration, and on the recommendation of the AIF Special Committee, the AIF Board unanimously approved the AIF Merger Agreement, declared the AIF Mergers and the other transactions contemplated by the AIF Merger Agreement advisable and unanimously recommends that AIF Stockholders vote “FOR” the AIF Merger Proposal.

Certain Prospective Financial Information Provided by MFIC Adviser and AFT/AIF Adviser

MFIC, AFT and AIF (and MFIC Adviser and AFT/AIF Adviser (together, the “Advisers”) on their behalf), as a matter of course, do not make public long-term projections as to their respective future investment income, net investment income or other results due to, among other reasons, the inherent uncertainty of the underlying assumptions and estimates. However, the Advisers prepared certain unaudited forecasted financial information, which was made available to the Special Committees and the Boards in connection with their evaluation of the proposed Mergers and to KBW and Lazard, who were authorized and directed to use and rely upon such information for purposes of the financial analyses performed in connection with their respective opinions. The prospective financial information contained in this joint proxy statement/prospectus was prepared for internal use and not with a view to public disclosure and is being included in this joint proxy statement/prospectus only because the prospective financial information was provided to the Special Committees and the Boards in connection with their evaluation of the proposed Mergers. The summaries of the projections and prospective financial information included in this joint proxy statement/prospectus are not being provided to influence the decision of MFIC Stockholders to vote for the MFIC Share Issuance Proposal, AFT Stockholders to vote for the AFT Merger Proposal or AIF Stockholders to vote for the AIF Merger Proposal.

The prospective financial information was not prepared with a view to compliance with the published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. The prospective financial information does not purport to present operations in accordance with U.S. generally accepted accounting principles, and MFIC’s, AFT’s and AIF’s registered public accounting firms have not examined, compiled or otherwise applied procedures to the prospective financial information and accordingly assume no responsibility for such information.

The prospective financial information provided by the Advisers on behalf of MFIC, AFT and AIF, as applicable, was based solely on the information available to their management at that time. The inclusion of the prospective financial information in this joint proxy statement/prospectus should not be regarded as an indication that the prospective financial information will be necessarily predictive of actual future results, and the forecasts should not be relied upon as such. None of MFIC, AFT, AIF, the Advisers or any other person makes any representation to any security holders regarding the ultimate performance of MFIC, AFT or AIF, as applicable, compared to the prospective financial information set forth in this joint proxy statement/prospectus.

Although presented with numerical specificity, the prospective financial information is not fact and reflects numerous assumptions and estimates as to future events made by the Advisers of MFIC, AFT or AIF, as applicable, that were believed to be reasonable at the time the prospective financial information was prepared and other factors such as industry performance and general business, economic, regulatory, market and financial conditions, as well as factors specific to the businesses of MFIC, AFT and AIF, all of which are difficult to predict and many of which are beyond the control of MFIC, AFT and AIF. Other persons attempting to project the future results of MFIC, AFT and AIF will make their own assumptions that could result in projections materially different than those presented in this joint proxy statement/prospectus. In addition, the prospective financial information does not take into account any circumstances or events occurring after the date that they were prepared. Further, the prospective financial information does not take into account the effect of any failure to occur of both the AFT Mergers and the AIF Mergers. Accordingly, there can be no assurance that the prospective financial information will be realized, and actual results could vary significantly from those reflected in the prospective financial information.

MFIC, AFT and AIF do not intend to update or otherwise revise the prospective financial information to reflect circumstances existing after the date when made or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying the prospective financial information are shown to be in error.

The prospective financial information included in this document has been prepared by, and is the responsibility of, MFIC’s, AFT’s and AFT’s management. Deloitte and PricewaterhouseCoopers LLP have not audited, reviewed, examined, compiled nor applied agreed-upon procedures with respect to the accompanying prospective financial information and, accordingly, Deloitte and PricewaterhouseCoopers LLP do not express an opinion or any other form of assurance with respect thereto. The reports of Deloitte and PricewaterhouseCoopers LLP incorporated by reference in this document relate to MFIC’s, AFT’s and AIF’s previously issued financial statements. It does not extend to the prospective financial information and should not be read to do so.

The projections and prospective financial information in this joint proxy statement/prospectus are forward-looking statements. These statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. See “Special Note Regarding Forward-Looking Statements.”

Standalone Projections

The following is a summary of the standalone forecasts. The standalone forecasts were prepared by the Advisers’ management based solely on the information available to such management at that time. The standalone forecasts were finalized in November 2023.

MFIC Projections

	12/31/24	12/31/25	12/31/26	12/31/27	12/31/28
Estimated Net Investment Income Per Share	$1.69	$1.64	$1.60	$1.58	$1.58
Estimated Dividend Distributions Per Share	$1.69	$1.64	$1.60	$1.58	$1.58

AFT Projections

	12/31/24	12/31/25	12/31/26	12/31/27	12/31/28
Estimated Net Investment Income Per Share	$1.51	$1.51	$1.51	$1.51	$1.52
Estimated Dividend Distributions Per Share	$1.51	$1.51	$1.51	$1.51	$1.52

AIF Projections

	12/31/24	12/31/25	12/31/26	12/31/27	12/31/28
Estimated Net Investment Income Per Share	$1.52	$1.52	$1.52	$1.52	$1.53
Estimated Dividend Distributions Per Share	$1.52	$1.52	$1.52	$1.52	$1.53

Pro Forma Projections

The following is a summary of information made available by the Advisers with respect to the combined company on a pro forma basis after giving effect to the completion of either or both of the Mergers, assuming the Merger(s) had closed on March 31, 2024 and reflecting, among other things, assumptions regarding the cost savings expected to result from the Merger(s) and the expected timeline to reposition AFT’s and/or AIF’s investment portfolios into investments with similar characteristics as MFIC’s standalone investment portfolio in the ordinary course, and the future yields of those investments.

MFIC Pro Forma for Closing of AFT Mergers

	12/31/24	12/31/25	12/31/26	12/31/27	12/31/28
Estimated Net Investment Income Per Share	$1.69	$1.70	$1.66	$1.65	$1.65
Estimated Dividend Distributions Per Share	$1.69	$1.70	$1.66	$1.65	$1.65

MFIC Pro Forma for Closing of AIF Mergers

	12/31/24	12/31/25	12/31/26	12/31/27	12/31/28
Estimated Net Investment Income Per Share	$1.69	$1.69	$1.65	$1.64	$1.64
Estimated Dividend Distributions Per Share	$1.69	$1.69	$1.65	$1.64	$1.64

MFIC Pro Forma for Closing of AFT Mergers and AIF Mergers

	12/31/24	12/31/25	12/31/26	12/31/27	12/31/28
Estimated Net Investment Income Per Share	$1.68	$1.75	$1.71	$1.68	$1.68
Estimated Dividend Distributions Per Share	$1.68	$1.75	$1.71	$1.68	$1.68

Opinions of the Financial Advisor to the MFIC Special Committee

AFT Mergers

On November 6, 2023, Lazard rendered its oral opinion, subsequently confirmed in writing, to the MFIC Special Committee, that, as of such date, and based upon and subject to the assumptions, procedures, factors, qualifications and limitations set forth therein, the AFT September Exchange Ratio (as defined below) was fair, from a financial point of view, to MFIC (the “Lazard AFT Opinion”). In connection with Lazard’s fairness determination, senior management of AGM (“Senior Management”), an affiliate of the investment advisers of each of MFIC and AFT, directed Lazard to base its analyses and opinion on (i) financial information, dated as of September 30, 2023, regarding the NAVs of each of MFIC (which value was approximately $997 million) and AFT (which value was approximately $234 million) and (ii) the number of issued and outstanding shares, as of September 30, 2023, of MFIC Common Stock (which number was 65.253 million) and AFT Common Stock (which number was 15.574 million). Assuming these NAVs and issued and outstanding share counts as of September 30, 2023, each share of AFT Common Stock entitled to be converted into the right to receive shares of MFIC Common Stock would be converted into 0.9849 of a share of MFIC Common Stock (the “AFT September Exchange Ratio”).

The full text of the written Lazard AFT Opinion, dated November 6, 2023, which sets forth the assumptions made, procedures followed, factors considered and qualifications and limitations on the review undertaken by Lazard in connection with the Lazard AFT Opinion, is attached to this joint proxy statement/prospectus as Annex C-1 and is incorporated into this joint proxy statement/prospectus by reference. The description of the Lazard AFT Opinion set forth in this joint proxy statement/prospectus is qualified in its entirety by reference to the full text of the written Lazard AFT Opinion attached as Annex C-1. You are encouraged to read the Lazard AFT Opinion and this section carefully and in their entirety.

The Lazard AFT Opinion was directed to the MFIC Special Committee in connection with its evaluation of the transactions contemplated by the AFT Merger Agreement and only addressed the fairness, from a financial point of view, of the AFT September Exchange Ratio to MFIC. The Lazard AFT Opinion was not intended to, and does not constitute, a recommendation to any shareholder as to how such shareholder should vote or act with respect to the AFT Mergers or any matter relating thereto.

The following is a summary of the Lazard AFT Opinion. You are encouraged to read Lazard’s written opinion carefully in its entirety.

In connection with its opinion, Lazard:

•	Reviewed the financial terms and conditions of the AFT Merger Agreement;

•	Reviewed certain publicly available historical business and financial information relating to MFIC and AFT;

•

Reviewed various financial forecasts and other data provided by Senior Management relating to the businesses of MFIC and AFT, respectively, and the projected synergies and other benefits, including the amount and timing thereof, anticipated by Senior Management to be realized from the AFT Mergers;

•

Held discussions with members of Senior Management with respect to the business and prospects of AFT and MFIC, respectively, and with respect to the projected synergies and other benefits anticipated by Senior Management to be realized from the AFT Mergers;

•	Reviewed public information with respect to certain other companies in lines of business Lazard believes to be generally relevant in evaluating the businesses of AFT and MFIC, respectively;

•	Reviewed the financial terms of certain business combinations involving companies in lines of business similar in certain respects to the business of AFT;

•	Reviewed historical stock prices and trading volumes of AFT Common Stock and MFIC Common Stock;

•	Reviewed the potential pro forma financial impact of the AFT Mergers on MFIC based on the financial forecasts referred to above relating to AFT and MFIC; and

•	Conducted such other financial studies, analyses and investigations as Lazard deemed appropriate.

Lazard assumed and relied upon the accuracy and completeness of the foregoing information, without independent verification of such information. Lazard did not conduct any independent valuation or appraisal of any of the assets or liabilities (contingent or otherwise) of AFT or MFIC or concerning the solvency or fair value of AFT or MFIC, and Lazard was not furnished with any such valuation or appraisal. With respect to the financial forecasts utilized in its analyses, including those related to projected synergies and other benefits anticipated by Senior Management to be realized from the AFT Mergers, Lazard has assumed, with the consent of the MFIC Special Committee, that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments as to the future financial performance of AFT and MFIC, respectively, and such synergies and other benefits. In addition, Lazard has assumed, with the consent of the MFIC Special

Committee, that such financial forecasts and projected synergies and other benefits will be realized in the amounts and at the times contemplated thereby. Lazard assumes no responsibility for and expresses no view as to any such forecasts or the assumptions on which they are based. Lazard notes that it does not believe that the business combinations reviewed involving companies in lines of business similar in certain respects to AFT are relevant for the purposes of its analysis of the AFT Mergers, and accordingly, does not believe that the results of a precedent transactions analysis are meaningful for purposes of the Lazard AFT Opinion.

The Lazard AFT Opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to it as of, the date of such opinion. Lazard further notes that volatility in the credit, commodities and financial markets may have an effect on AFT or MFIC or the AFT Mergers and is not expressing an opinion as to the effects of such volatility or such disruption on AFT or MFIC or the AFT Mergers. Lazard assumes no responsibility for updating or revising the Lazard AFT Opinion based on circumstances or events occurring after the date of such opinion. Lazard does not express any opinion as to the prices at which shares of MFIC Common Stock or AFT Common Stock may trade at any time subsequent to the announcement of the AFT Mergers. The Lazard AFT Opinion does not address the relative merits of the AFT Mergers as compared to any other transaction or business strategy in which MFIC might engage or the merits of the underlying decision by MFIC to engage in the AFT Mergers.

In rendering its opinion, Lazard assumed, with the consent of the MFIC Special Committee, that the AFT Mergers will be consummated on the terms described in the AFT Merger Agreement, without any waiver or modification of any material terms or conditions. Lazard further has assumed, with the consent of the MFIC Special Committee, that the AFT Mergers will qualify for U.S. federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Lazard also assumed, with the consent of the MFIC Special Committee, that obtaining the necessary governmental, regulatory or third party approvals and consents for the AFT Mergers will not have an adverse effect on MFIC, AFT or the AFT Mergers. Lazard did not express any opinion as to any tax or other consequences that might result from the AFT Mergers, nor did the Lazard AFT Opinion address any legal, tax, regulatory or accounting matters, as to which Lazard understood that the MFIC Special Committee and MFIC obtained such advice as they deemed necessary from qualified professionals. Lazard expressed no view or opinion as to any terms or other aspects (other than the AFT September Exchange Ratio to the extent expressly specified in the Lazard AFT Opinion) of the AFT Mergers, including, without limitation, the actual AFT Exchange Ratio that will be calculated prior to the closing of the AFT Mergers pursuant to the terms of the AFT Merger Agreement, the form or structure of the AFT Mergers or any agreements or arrangements entered into in connection with, or contemplated by, the AFT Mergers, including with respect to (x) the AFT Stockholder Payment or (y) the MFIC Distribution. In addition, Lazard expressed no view or opinion as to the fairness of the amount or nature of, or any other aspects relating to, the compensation to any officers, directors or employees of any parties to the AFT Mergers, or class of such persons, relative to the AFT September Exchange Ratio or otherwise.

Summary of Lazard Financial Analysis

The following is a brief summary of the material financial analyses and reviews that Lazard deemed appropriate in connection with rendering its opinion.

The brief summary of Lazard’s analyses and reviews provided below is not a complete description of the analyses and reviews underlying the Lazard AFT Opinion. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of analysis and review and the application of those methods to particular circumstances, and, therefore, is not readily susceptible to summary description. Considering selected portions of the analyses and reviews or the summary set forth below, without considering the analyses and reviews as a whole, could create an incomplete or misleading view of the analyses and reviews underlying the Lazard AFT Opinion.

In arriving at its opinion, Lazard considered the results of all of its analyses and reviews and did not attribute any particular weight to any factor, analysis or review considered by it; rather, Lazard made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses and reviews.

For purposes of its analyses and reviews, Lazard considered industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of MFIC and AFT. No company or business used in Lazard’s analyses and reviews as a comparison is identical to MFIC or AFT, and an evaluation of the results of those analyses and reviews is not entirely mathematical. Rather, the analyses and reviews involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies or businesses used in Lazard’s analyses and reviews. The estimates contained in Lazard’s analyses and reviews and the ranges of valuations resulting from any particular analysis or review are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by Lazard’s analyses and reviews. In addition, analyses and reviews relating to the value of companies, businesses or securities do not purport to be appraisals or to reflect the prices at which companies, businesses or securities actually may be sold. Accordingly, the estimates used in, and the results derived from, Lazard’s analyses and reviews are inherently subject to substantial uncertainty.

The summary of the analyses and reviews provided below includes information presented in tabular format. In order to fully understand Lazard’s analyses and reviews, the tables must be read together with the full text of each summary. The tables alone do not constitute a complete description of Lazard’s analyses and reviews. Considering the data in the tables below without considering the full description of the analyses and reviews, including the methodologies and assumptions underlying the analyses and reviews, could create a misleading or incomplete view of Lazard’s analyses and reviews.

Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before November 6, 2023 and is not necessarily indicative of current market conditions.

MFIC Standalone Analyses

Selected Comparable Trading Analysis

Lazard reviewed and analyzed selected publicly-listed externally managed BDCs with latest available NAVs between $500 million and $1.5 billion that Lazard, based on its experience with the BDC industry and its professional judgment, believed to be generally relevant for the purpose of Lazard’s analysis. Although none of the selected companies are directly comparable to MFIC, the companies included are publicly traded companies with operations and/or other criteria, such as lines of business, markets, business risks and size and scale of business, which for purposes of its analysis, Lazard considered relevant. Specifically, Lazard compared MFIC to the following public companies:

•	Sixth Street Specialty Lending, Inc.

•	New Mountain Finance Corporation

•	Bain Capital Specialty Finance, Inc.

•	Barings BDC, Inc.

•	SLR Investment Corp. (formerly known as Solar Capital Ltd.)

•	Carlyle Secured Lending, Inc.

•	BlackRock TCP Capital Corp.

•	Pennant Park Floating Rate Capital Ltd.

•	Crescent Capital BDC, Inc.

•	CION Investment Corporation

•	Runway Growth Finance Corp.

•	Fidus Investment Corporation

In performing these analyses, Lazard reviewed and analyzed certain publicly available financial information, implied multiples and market trading data relating to the selected comparable companies and compared such information to the corresponding information for MFIC. Lazard calculated and compared, among other things, (i) the ratio of each company’s November 3, 2023 share price to its calendar year 2024 estimated earnings per share, or “2024E P/E”, and (ii) the ratio of each company’s November 3, 2023 share price to its latest available GAAP book value or NAV per share, as applicable, or “P/NAV”. The calendar year 2024 estimated earnings per share for the selected companies and used by Lazard in its analysis were based on the median of FactSet consensus analyst estimates. The latest available GAAP book values or NAVs per share for the selected companies used by Lazard in its analysis were based on information provided by S&P Global. The metrics observed by Lazard are summarized in the following table:

	2024E P/E		P/NAV
High	9.1	x	1.22	x
Third Quartile	8.5	x	0.98	x
Median	7.8	x	0.90	x
Mean	7.8	x	0.91	x
First Quartile	7.3	x	0.84	x
Low	6.4	x	0.67	x

Based on this analysis of the relevant metrics for the comparable companies and MFIC and on Lazard’s professional judgment, Lazard selected reference ranges of (i) 7.3x to 8.5x for 2024E P/E of the selected companies, and (ii) 0.84x to 0.98x for P/NAV of the selected companies. Lazard applied such ranges, respectively, to (1) estimated earnings per share of MFIC for the calendar year 2024, as included in the MFIC Projections (see the section entitled “Certain Prospective Financial Information Provided by MFIC Adviser and AFT/AIF Adviser—MFIC Projections”), and (2) NAV per share of MFIC as of September 30, 2023 as provided by Senior Management. With respect to the 2024E P/E analysis, Lazard calculated a range of values per share of MFIC Common Stock of $12.35 to $14.38. Based on the results of the foregoing P/NAV analysis, Lazard calculated a range of values per share of MFIC Common Stock of $12.83 to $14.97.

Dividend Discount Analysis

Based on the MFIC Projections, Lazard performed a dividend discount analysis of MFIC to calculate the estimated present value of the projected dividend distributions by MFIC in the period from November 6, 2023 through December 31, 2028. Lazard also calculated estimated terminal values for MFIC based on a range of P/NAV terminal multiples of 0.80x to 1.00x. The projected dividend distributions and terminal values were discounted to present value using discount rates ranging from 9.0% to 11.0%, based upon a computation of the cost of equity of MFIC using a Capital Asset Pricing Model analysis (“CAPM”). Utilizing the range of discount rates and terminal value multiples, this analysis resulted in a range of values per share of MFIC Common Stock of $13.63 to $16.57.

AFT Standalone Analyses

Selected Comparable Trading Analysis

Lazard reviewed and analyzed selected publicly-listed closed end funds with strategies similar to AFT’s. Lazard also considered an analysis on publicly listed and externally managed BDCs with latest available NAVs between $100 million and $500 million, but ultimately did not rely on this analysis to inform Lazard’s selected multiple range. Although none of the selected companies are directly comparable to AFT, the companies included are publicly traded companies with operations and/or other criteria, such as lines of business, markets, business risks and size and scale of business, which for purposes of its analysis Lazard considered relevant. Specifically, Lazard compared AFT to the following public companies:

•	Eaton Vance Senior Income Trust

•	Eaton Vance Floating-Rate Income Trust

•	Eaton Vance Senior Floating Rate Trust

•	Pioneer Floating Rate Fund, Inc.

•	Blackstone Senior Floating Rate 2027 Term Fund

•	BlackRock Floating Rate Income Strategies Fund, Inc.

•	Nuveen Floating Rate Income Fund

•	First Trust Senior Floating Rate Income Fund II

•	BlackRock Floating Rate Income Trust

•	Invesco Senior Income Trust

In performing these analyses, Lazard reviewed and analyzed certain publicly available financial information, implied multiples and market trading data relating to the selected comparable companies and compared such information to the corresponding information for AFT. Lazard calculated and compared, among other things, the ratio of each company’s November 3, 2023 share price to its latest available NAV per share or P/NAV. The estimated P/NAVs for the selected companies and used by Lazard in its analysis were based on the latest publicly available NAVs per share as compiled by FactSet. The metrics observed by Lazard are summarized in the following table:

	P/NAV
High	0.98	x
Third Quartile	0.96	x
Median	0.93	x
Mean	0.93	x
First Quartile	0.90	x
Low	0.88	x

Based on an analysis of the relevant metrics for each of the comparable companies and AFT and on Lazard’s professional judgment, Lazard selected a reference range of 0.88x to 0.96x for P/NAV. Lazard applied such range to the NAV per share of AFT as of September 30, 2023 as provided by Senior Management. Based on the results of the foregoing analysis, Lazard calculated a range of values per share of AFT Common Stock of $13.24 to $14.44.

Dividend Discount Analysis

Based on the AFT Projections (see the section entitled “Certain Prospective Financial Information Provided by MFIC Adviser and AFT/AIF Adviser— AFT Projections”), Lazard performed a dividend discount analysis of AFT to calculate the estimated present value of the projected dividend distributions by AFT in the period from November 6, 2023 through December 31, 2028. Lazard also calculated estimated terminal values for AFT based on a range of P/NAV terminal multiples of 0.85x to 1.00x. The projected dividend distributions and terminal values were discounted to present value using discount rates ranging from 8.0% to 10.0%, based upon a computation of the cost of equity of AFT using a CAPM analysis. Utilizing the range of discount rates and terminal value multiples, this analysis resulted in a range of values per share of AFT Common Stock of $13.99 to $16.56.

Implied Exchange Ratio Analysis

Lazard then reviewed the AFT September Exchange Ratio of 0.9849x, as directed by Senior Management, and compared it with the ranges of exchange ratios implied by its financial analyses. For each methodology noted below, the implied reference range of exchange ratios was determined by (i) using as the low end, the amount calculated by dividing the low end of the implied value per share reference range for AFT Common Stock by the high end of the implied value per share reference range for MFIC Common Stock and (ii) using as the high end, the amount calculated by dividing the high end of the implied value per share reference range for AFT Common Stock by the low end of the implied value per share reference range for MFIC Common Stock. This analysis resulted in the following implied exchange ratio reference ranges, as compared to the AFT September Exchange Ratio:

MFIC Methodology	AFT Methodology	Implied Exchange Ratio Reference Range
P/NAV	P/NAV	0.8844x - 1.1256x
2024E P/E	P/NAV	0.9205x - 1.1692x
Dividend Discount Analysis	Dividend Discount Analysis	0.8441x - 1.2147x

Miscellaneous

Lazard prepared these analyses solely for purposes of, and the analyses were delivered to the MFIC Special Committee in connection with, the provision of the Lazard AFT Opinion to the MFIC Special Committee as to the fairness from a financial point of view of the AFT September Exchange Ratio to MFIC. These analyses do not purport to be appraisals nor do they necessarily reflect or purport to reflect the prices at which businesses or securities actually may be sold or the prices at which any securities have traded or may trade at any time in the future. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, neither Lazard nor any other person assumes responsibility if future results are materially different from those forecast.

Lazard is acting as financial advisor to the MFIC Special Committee in connection with the AFT Mergers and will receive a fee for such services, a portion of which is payable upon the rendering of the Lazard AFT Opinion and the Lazard AIF Opinion and a substantial portion of which is contingent upon the closing of the first to close of the AFT Mergers and the AIF Mergers. Lazard in the past has provided, currently is providing and in the future may provide certain investment banking services to AGM, an affiliate of MFIC Adviser, and affiliates thereof, for which Lazard has received and may receive compensation, including in the past two years having advised AGM or an affiliate thereof with respect to the 2022 acquisition of ENPAM properties, having advised Lecta, a portfolio company of AGM, in connection with its recently announced refinancing, and having advised AGM or affiliates thereof with respect to several other possible transactions that were not consummated. Lazard also advised a special committee of the board of directors of Athene Holdings Ltd. in connection with its 2022 merger with AGM. In addition, in the ordinary course, Lazard and its affiliates and employees may trade securities of MFIC, AFT and certain of their respective affiliates for their own accounts and for the accounts of their customers and, accordingly, may at any time hold a long or short position in such securities, and may also trade and hold securities on behalf of MFIC, AFT and certain of their respective affiliates. The issuance of the Lazard AFT Opinion was approved by the Fairness Opinion Committee of Lazard.

In connection with Lazard’s services as financial advisor to the independent directors constituting the MFIC Special Committee and pursuant to the terms of the Lazard engagement letter dated November 2, 2023, MFIC agreed to pay Lazard an aggregate fee equal to $2,000,000, $500,000 of which was payable upon delivery of the Lazard AFT Opinion and the Lazard AIF Opinion and $1,500,000 of which is payable upon the closing of the first to close of the AFT Mergers and the AIF Mergers. In addition, MFIC also agreed to reimburse Lazard for certain expenses incurred in connection with the engagement and to indemnify Lazard and certain related parties against certain liabilities under certain circumstances that may arise out of Lazard’s engagement.

AIF Mergers

On November 6, 2023, Lazard rendered its oral opinion, subsequently confirmed in writing, to the MFIC Special Committee, that, as of such date, and based upon and subject to the assumptions, procedures, factors, qualifications and limitations set forth therein, the AIF September Exchange Ratio (as defined below) was fair, from a financial point of view, to MFIC (the “Lazard AIF Opinion”). In connection with Lazard’s fairness determination, senior management of AGM (“Senior Management”), an affiliate of the investment advisers of each of MFIC and AIF, directed Lazard to base its analyses and opinion on (i) financial information, dated as of September 30, 2023, regarding the NAVs of each of MFIC (which value was approximately $997 million) and AIF (which value was approximately $212 million) and (ii) the number of issued and outstanding shares, as of September 30, 2023, of MFIC Common Stock (which number was 65.253 million) and AIF Common Stock (which number was 14.464 million). Assuming these NAVs and issued and outstanding share counts as of September 30, 2023, each share of AIF Common Stock entitled to be converted into the right to receive shares of MFIC Common Stock would be converted into 0.9577 of a share of MFIC Common Stock (the “AIF September Exchange Ratio”).

The full text of the written Lazard AIF Opinion, dated November 6, 2023, which sets forth the assumptions made, procedures followed, factors considered and qualifications and limitations on the review undertaken by Lazard in connection with the Lazard AIF Opinion, is attached to this joint proxy statement/prospectus as Annex C-2 and is incorporated into this joint proxy statement/prospectus by reference. The description of the Lazard AIF Opinion set forth in this joint proxy statement/prospectus is qualified in its entirety by reference to the full text of the written Lazard AIF Opinion attached as Annex C-2. You are encouraged to read the Lazard AIF Opinion and this section carefully and in their entirety.

The Lazard AIF Opinion was directed to the MFIC Special Committee in connection with its evaluation of the transactions contemplated by the AIF Merger Agreement and only addressed the fairness, from a financial point of view, of the AIF September Exchange Ratio to MFIC. The Lazard AIF Opinion was not intended to, and does not constitute, a recommendation to any shareholder as to how such shareholder should vote or act with respect to the AIF Mergers or any matter relating thereto.

The following is a summary of the Lazard AIF Opinion. You are encouraged to read Lazard’s written opinion carefully in its entirety.

In connection with its opinion, Lazard:

•	Reviewed the financial terms and conditions of the AIF Merger Agreement;

•	Reviewed certain publicly available historical business and financial information relating to MFIC and AIF;

•

Reviewed various financial forecasts and other data provided by Senior Management relating to the businesses of MFIC and AIF, respectively, and the projected synergies and other benefits, including the amount and timing thereof, anticipated by Senior Management to be realized from the AIF Mergers;

•

Held discussions with members of Senior Management with respect to the business and prospects of AIF and MFIC, respectively, and with respect to the projected synergies and other benefits anticipated by Senior Management to be realized from the AIF Mergers;

•	Reviewed public information with respect to certain other companies in lines of business Lazard believes to be generally relevant in evaluating the businesses of AIF and MFIC, respectively;

•	Reviewed the financial terms of certain business combinations involving companies in lines of business similar in certain respects to the business of AIF;

•	Reviewed historical stock prices and trading volumes of AIF Common Stock and MFIC Common Stock;

•	Reviewed the potential pro forma financial impact of the AIF Mergers on MFIC based on the financial forecasts referred to above relating to AIF and MFIC; and

•	Conducted such other financial studies, analyses and investigations as Lazard deemed appropriate.

Lazard assumed and relied upon the accuracy and completeness of the foregoing information, without independent verification of such information. Lazard did not conduct any independent valuation or appraisal of any of the assets or liabilities (contingent or otherwise) of AIF or MFIC or concerning the solvency or fair value of AIF or MFIC, and Lazard was not furnished with any such valuation or appraisal. With respect to the financial forecasts utilized in its analyses, including those related to projected synergies and other benefits anticipated by Senior Management to be realized from the AIF Mergers, Lazard has assumed, with the consent of the MFIC Special Committee, that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments as to the future financial performance of AIF and MFIC, respectively, and such synergies and other benefits. In addition, Lazard has assumed, with the consent of the MFIC Special Committee, that such financial forecasts and projected synergies and other benefits will be realized in the amounts and at the times contemplated thereby. Lazard assumes no responsibility for and expresses no view as to any such forecasts or the assumptions on which they are based. Lazard notes that it does not believe that the business combinations reviewed involving companies in lines of business similar in certain respects to AIF are relevant for the purposes of its analysis of the AIF Mergers, and accordingly, does not believe that the results of a precedent transactions analysis are meaningful for purposes of the Lazard AIF Opinion.

The Lazard AIF Opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to it as of, the date of such opinion. Lazard further notes that volatility in the credit, commodities and financial markets may have an effect on AIF or MFIC or the AIF Mergers and is not expressing an opinion as to the effects of such volatility or such disruption on AIF or MFIC or the AIF Mergers. Lazard assumes no responsibility for updating or revising the Lazard AIF Opinion based on circumstances or events occurring after the date of such opinion. Lazard does not express any opinion as to the prices at which shares of MFIC Common Stock or AIF Common Stock may trade at any time subsequent to the announcement of the AIF Mergers. The Lazard AIF Opinion does not address the relative merits of the AIF Mergers as compared to any other transaction or business strategy in which MFIC might engage or the merits of the underlying decision by MFIC to engage in the AIF Mergers.

In rendering its opinion, Lazard assumed, with the consent of the MFIC Special Committee, that the AIF Mergers will be consummated on the terms described in the AIF Merger Agreement, without any waiver or modification of any material terms or conditions. Lazard further has assumed, with the consent of the MFIC Special Committee, that the AIF Mergers will qualify for U.S. federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Lazard also assumed, with the consent of the MFIC Special Committee, that obtaining the necessary governmental, regulatory or third party approvals and consents for the AIF Mergers will not have an adverse effect on MFIC, AIF or the AIF Mergers. Lazard did not express any opinion as to any tax or other consequences that might result from the AIF Mergers, nor did the Lazard AIF Opinion address any legal, tax, regulatory or accounting matters, as to which Lazard understood that the MFIC Special Committee and MFIC obtained such advice as they deemed necessary from qualified professionals. Lazard expressed no view or opinion as to any terms or other aspects (other than the AIF September Exchange Ratio to the extent expressly specified in the Lazard AIF Opinion) of the AIF Mergers, including, without limitation, the actual AIF Exchange Ratio that will be calculated prior to the closing of the AIF Mergers pursuant to the terms of the AIF Merger Agreement, the form or structure of the AIF Mergers or any agreements or arrangements entered into in connection with, or contemplated by, the AIF Mergers, including with respect to (x) the AIF Stockholder Payment or (y) the MFIC Distribution. In addition, Lazard expressed no view or opinion as to the fairness of the amount or nature of, or any other aspects relating to, the compensation to any officers, directors or employees of any parties to the AIF Mergers, or class of such persons, relative to the AIF September Exchange Ratio or otherwise.

Summary of Lazard Financial Analysis

The following is a brief summary of the material financial analyses and reviews that Lazard deemed appropriate in connection with rendering its opinion.

The brief summary of Lazard’s analyses and reviews provided below is not a complete description of the analyses and reviews underlying the Lazard AIF Opinion. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of analysis and review and the application of those methods to particular circumstances, and, therefore, is not readily susceptible to summary description. Considering selected portions of the analyses and reviews or the summary set forth below, without considering the analyses and reviews as a whole, could create an incomplete or misleading view of the analyses and reviews underlying the Lazard AIF Opinion.

In arriving at its opinion, Lazard considered the results of all of its analyses and reviews and did not attribute any particular weight to any factor, analysis or review considered by it; rather, Lazard made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses and reviews.

For purposes of its analyses and reviews, Lazard considered industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of MFIC and AIF. No company or business used in Lazard’s analyses and reviews as a comparison is identical to MFIC or AIF, and an evaluation of the results of those analyses and reviews is not entirely mathematical. Rather, the analyses and reviews involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies or businesses used in Lazard’s analyses and reviews. The estimates contained in Lazard’s analyses and reviews and the ranges of valuations resulting from any particular analysis or review are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by Lazard’s analyses and reviews. In addition, analyses and reviews relating to the value of companies, businesses or securities do not purport to be appraisals or to reflect the prices at which companies, businesses or securities actually may be sold. Accordingly, the estimates used in, and the results derived from, Lazard’s analyses and reviews are inherently subject to substantial uncertainty.

The summary of the analyses and reviews provided below includes information presented in tabular format. In order to fully understand Lazard’s analyses and reviews, the tables must be read together with the full text of each summary. The tables alone do not constitute a complete description of Lazard’s analyses and reviews. Considering the data in the tables below without considering the full description of the analyses and reviews, including the methodologies and assumptions underlying the analyses and reviews, could create a misleading or incomplete view of Lazard’s analyses and reviews.

Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before November 6, 2023 and is not necessarily indicative of current market conditions.

MFIC Standalone Analyses

For a summary of the MFIC Standalone Analyses conducted by Lazard, including Selected Comparable Trading Analysis and Dividend Discount Analysis, please see the sections entitled (i) “Opinions of the Financial Advisor to the MFIC Special Committee—AFT Merger—MFIC Standalone Analyses—Selected Comparable Trading Analysis” and (ii) “Opinions of the Financial Advisor to the MFIC Special Committee—AFT Merger—MFIC Standalone Analyses—Dividend Discount Analysis.”

AIF Standalone Analyses

Selected Comparable Trading Analysis

Lazard reviewed and analyzed selected publicly-listed closed end funds with strategies similar to AIF’s. Lazard also considered an analysis on publicly listed and externally managed BDCs with latest available NAVs between $100 million and $500 million, but ultimately did not rely on this analysis to inform Lazard’s selected multiple range. Although none of the selected companies are directly comparable to AIF, the companies included are publicly traded companies with operations and/or other criteria, such as lines of business, markets, business risks and size and scale of business, which for purposes of its analysis Lazard considered relevant. Specifically, Lazard compared AIF to the following public companies:

•	Franklin Ltd Duration Income Trust

•	abrdn Income Credit Strategies Fund (formerly known as Avenue Income Credit Strategies)

•	BlackRock Corporate High Yield Fund, Inc.

•	Allspring Multi-Sector Income Fund

•	BlackRock Debt Strategies Fund, Inc.

•	Blackstone Long-Short Credit Income Fund

•	Blackstone Strategic Credit 2027 Term Fund

•	KKR Income Opportunities Fund

•	Ares Dynamic Credit Allocation Fund, Inc.

•	Barings Global Short Duration High Yield Fund

In performing these analyses, Lazard reviewed and analyzed certain publicly available financial information, implied multiples and market trading data relating to the selected comparable companies and compared such information to the corresponding information for AIF. Lazard calculated and compared, among other things, the ratio of each company’s November 3, 2023 share price to its latest available NAV per share or P/NAV. The estimated P/NAVs for the selected companies and used by Lazard in its analysis were based on the latest publicly available NAVs per share as compiled by FactSet. The metrics observed by Lazard are summarized in the following table:

P/NAV
High	0.97x
Third Quartile	0.95x
Median	0.91x
Mean	0.92x
First Quartile	0.89x
Low	0.88x

Based on an analysis of the relevant metrics for each of the comparable companies and AIF and on Lazard’s professional judgment, Lazard selected a reference range of 0.88x to 0.95x for P/NAV. Lazard applied such range to the NAV per share of AIF as of September 30, 2023 as provided by Senior Management. Based on the results of the foregoing analysis, Lazard calculated a range of values per share of AIF Common Stock of $12.87 to $13.90.

Dividend Discount Analysis

Based on the AIF Projections (see the section entitled “Certain Prospective Financial Information Provided by MFIC Adviser and AFT/AIF Adviser—AIF Projections”), Lazard performed a dividend discount analysis of

AIF to calculate the estimated present value of the projected dividend distributions by AIF in the period from November 6, 2023 through December 31, 2028. Lazard also calculated estimated terminal values for AIF based on a range of P/NAV terminal multiples of 0.85x to 1.00x. The projected dividend distributions and terminal values were discounted to present value using discount rates ranging from 8.0% to 10.0%, based upon a computation of the cost of equity of AIF using a CAPM analysis. Utilizing the range of discount rates and terminal value multiples, this analysis resulted in a range of values per share of AIF Common Stock of $13.82 to $16.33.

Implied Exchange Ratio Analysis

Lazard then reviewed the AIF September Exchange Ratio of 0.9577x, as directed by Senior Management, and compared it with the ranges of exchange ratios implied by its financial analyses. For each methodology noted below, the implied reference range of exchange ratios was determined by (i) using as the low end, the amount calculated by dividing the low end of the implied value per share reference range for AIF Common Stock by the high end of the implied value per share reference range for MFIC Common Stock and (ii) using as the high end, the amount calculated by dividing the high end of the implied value per share reference range for AIF Common Stock by the low end of the implied value per share reference range for MFIC Common Stock. This analysis resulted in the following implied exchange ratio reference ranges, as compared to the AIF September Exchange Ratio:

MFIC Methodology	AIF Methodology	Implied Exchange Ratio Reference Range
P/NAV	P/NAV	0.8600x - 1.0831x
2024E P/E	P/NAV	0.8951x - 1.1251x
Dividend Discount Analysis	Dividend Discount Analysis	0.8338x - 1.1979x

Miscellaneous

Lazard prepared these analyses solely for purposes of, and the analyses were delivered to the MFIC Special Committee in connection with, the provision of the Lazard AIF Opinion to the MFIC Special Committee as to the fairness from a financial point of view of the AIF September Exchange Ratio to MFIC. These analyses do not purport to be appraisals nor do they necessarily reflect or purport to reflect the prices at which businesses or securities actually may be sold or the prices at which any securities have traded or may trade at any time in the future. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, neither Lazard nor any other person assumes responsibility if future results are materially different from those forecast.

Lazard is acting as financial advisor to the MFIC Special Committee in connection with the AIF Mergers and will receive a fee for such services, a portion of which is payable upon the rendering of the Lazard AIF Opinion and the Lazard AFT Opinion and a substantial portion of which is contingent upon the closing of the first to close of the AIF Mergers and the AFT Mergers. Lazard in the past has provided, currently is providing and in the future may provide certain investment banking services to AGM, an affiliate of MFIC Adviser, and affiliates thereof, for which Lazard has received and may receive compensation, including in the past two years having advised AGM or an affiliate thereof with respect to the 2022 acquisition of ENPAM properties, having advised Lecta, a portfolio company of AGM, in connection with its recently announced refinancing, and having advised AGM or affiliates thereof with respect to several other possible transactions that were not consummated. Lazard also advised a special committee of the board of directors of Athene Holdings Ltd. in connection with its 2022 merger with AGM. In addition, in the ordinary course, Lazard and its affiliates and employees may trade securities of MFIC, AIF and certain of their respective affiliates for their own accounts and for the accounts of their customers and, accordingly, may at any time hold a long or short position in such securities, and may also trade and hold securities on behalf of MFIC, AIF and certain of their respective affiliates. The issuance of the Lazard AIF Opinion was approved by the Fairness Opinion Committee of Lazard.

In connection with Lazard’s services as financial advisor to the independent directors constituting the MFIC Special Committee and pursuant to the terms of the Lazard engagement letter dated November 2, 2023, MFIC agreed to pay Lazard an aggregate fee equal to $2,000,000, $500,000 of which was payable upon delivery of the Lazard AIF Opinion and the Lazard AFT Opinion and $1,500,000 of which is payable upon the closing of the first to close of the AIF Mergers and the AFT Mergers. In addition, MFIC also agreed to reimburse Lazard for certain expenses incurred in connection with the engagement and to indemnify Lazard and certain related parties against certain liabilities under certain circumstances that may arise out of Lazard’s engagement.

Opinion of the Financial Advisor to the AFT Special Committee

AFT engaged KBW to render financial advisory and investment banking services to the AFT Special Committee, including an opinion to the AFT Special Committee and, as requested by the AFT Special Committee, the AFT Board, as to the fairness, from a financial point of view, to the holders of AFT Common Stock of the consideration (as specified below) to be received by such holders in the proposed AFT First Merger. AFT selected KBW because KBW is a nationally recognized investment banking firm with substantial experience in transactions similar to the proposed AFT Mergers.

As part of its engagement as financial advisor to the AFT Special Committee, representatives of KBW attended the meetings of the AFT Special Committee and the AFT Board held on November 6, 2023 at which the AFT Special Committee and the AFT Board evaluated the proposed AFT Mergers. At the meeting of the AFT Special Committee, KBW reviewed the financial aspects of the proposed AFT Mergers and rendered an opinion to the AFT Special Committee to the effect that, as of such date and subject to the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW as set forth in such opinion, the AFT Merger Consideration (disregarding cash paid for fractional shares) and the AFT Stockholder Payment, taken together (the “AFT Total Per Share Consideration”), was fair, from a financial point of view, to the holders of AFT Common Stock. The AFT Board, upon the recommendation of the AFT Special Committee, subsequently approved the AFT Merger Agreement and certain related matters.

The description of the opinion set forth herein is qualified in its entirety by reference to the full text of the opinion, which is attached as Annex D to this document and is incorporated herein by reference, and describes the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW in preparing the opinion.

KBW’s opinion speaks only as of the date of the opinion. The opinion was for the information of, and was directed to, the AFT Special Committee (in its capacity as such) and, as requested by the AFT Special Committee, the AFT Board (in its capacity as such) in connection with their respective consideration of the financial terms of the AFT Mergers. The opinion addressed only the fairness, from a financial point of view, of the AFT Total Per Share Consideration to the holders of AFT Common Stock. It did not address the underlying business decision of AFT to engage in the AFT Mergers or enter into the AFT Merger Agreement or constitute a recommendation to the AFT Special Committee or the AFT Board in connection with the AFT Mergers, and it does not constitute a recommendation to any holder of AFT Common Stock or any stockholder of any other entity as to how to vote or act in connection with the AFT Mergers, or any other matter, nor does it constitute a recommendation as to whether or not any such stockholder should enter into a voting, stockholders’, affiliates’ or other agreement with respect to the AFT Mergers or exercise any dissenters’ or appraisal rights that may be available to such stockholder.

KBW’s opinion was reviewed and approved by KBW’s Fairness Opinion Committee in conformity with its policies and procedures established under the requirements of Rule 5150 of the Financial Industry Regulatory Authority.

At the direction of AFT and with the consent of the AFT Special Committee, KBW relied upon and assumed for purposes of its analyses and opinion, without independent verification, that the AFT Per Share NAV and the AFT Merger MFIC Per Share NAV would be $15.05 and $15.28, respectively, and that, as a result thereof, the AFT Exchange Ratio would be 0.9849x and the AFT Merger Consideration (disregarding cash paid for fractional shares) would be 0.9849 of a share of MFIC Common Stock for each share of AFT Common Stock.

In connection with the opinion, KBW reviewed, analyzed and relied upon material bearing upon the financial and operating condition of AFT and MFIC and bearing upon the AFT Mergers, including, among other things:

•	a draft of the AFT Merger Agreement;

•	the audited financial statements and Annual Reports on Form N-CSR for the three fiscal years ended December 31, 2022 of AFT;

•	the unaudited financial statements and Semi-Annual Report on Form N-CSR for the period ended June 30, 2023 of AFT;

•	certain preliminary draft and unaudited financial results for the quarter ended September 30, 2023 of AFT (provided by AFT);

•	the audited financial statements and Annual Reports on Form 10-K for the three fiscal years ended December 31, 2022 of MFIC;

•	the unaudited quarterly financial statements and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023 and June 30, 2023 of MFIC;

•	certain preliminary draft and unaudited financial results for the quarter ended September 30, 2023 of MFIC (provided by MFIC);

•	certain other interim reports and other communications of AFT and MFIC to their respective stockholders; and

•

other financial information concerning the respective businesses and operations of AFT and MFIC furnished to KBW by AFT and MFIC or which KBW was otherwise directed to use for purposes of its analysis.

KBW’s consideration of financial information and other factors that it deemed appropriate under the circumstances or relevant to its analyses included, among others, the following:

•	the historical and current financial position and results of operations of AFT and MFIC;

•	the assets and liabilities of AFT and MFIC;

•	the nature and terms of certain other merger transactions and business combinations in the closed-end management investment company industry;

•	a comparison of certain financial and stock market information for AFT and MFIC with similar information for certain other companies, the securities of which are publicly traded;

•

financial and operating forecasts and projections of AFT and MFIC (both on a standalone and pro forma combined basis) that were prepared by management of AGM (which is the ultimate parent of both AFT Adviser and MFIC Adviser), provided to KBW by AFT and discussed with KBW by AGM management, and used and relied upon by KBW based on such discussions, at the direction of AFT and with the consent of the AFT Special Committee; and

•

estimates regarding certain pro forma financial effects of the AFT Mergers on MFIC (including, without limitation, the cost savings and revenue enhancements expected to result or be derived from the transaction) that were prepared by AGM management, provided to KBW by AFT and discussed with KBW by AGM management, and used and relied upon by KBW based on such discussions, at the direction of AFT and with the consent of the AFT Special Committee.

KBW also performed such other studies and analyses as it considered appropriate and took into account its assessment of general economic, market and financial conditions and its experience in other transactions, as well as its experience in securities valuation and knowledge of the closed-end management investment company industry and the business development company industry generally. KBW also participated in discussions with AGM management regarding the past and current business operations, regulatory relations, financial condition and future prospects of AFT and MFIC and such other matters as KBW deemed relevant to its inquiry. KBW was not requested to assist, and did not assist, the AFT Special Committee and AFT with soliciting indications of interest from third parties regarding a potential transaction with AFT. In addition, the analyses performed by KBW for purposes of its opinion did not give effect to the AIF Mergers.

In conducting its review and arriving at its opinion, KBW relied upon and assumed the accuracy and completeness of all of the financial and other information provided to or discussed with KBW or that was publicly available, and did not independently verify the accuracy or completeness of any such information or assume any responsibility or liability for such verification, accuracy or completeness. KBW relied, with the consent of AFT and the AFT Special Committee, upon AGM management, as to the reasonableness and achievability of the financial and operating forecasts and projections of AFT and MFIC and the estimates regarding certain pro forma financial effects of the AFT Mergers on MFIC (including, without limitation, the cost savings and revenue enhancements expected to result or be derived from the AFT Mergers), all as referred to above (and the assumptions and bases for all such information), and KBW assumed that all such information were reasonably prepared and represented the best currently available estimates and judgments of AGM management and that the forecasts, projections and estimates reflected in such information would be realized in the amounts and in the time periods estimated by such management.

It is understood that the foregoing financial information of AFT and MFIC that was provided to KBW was not prepared with the expectation of public disclosure and that all of the foregoing financial information was based on numerous variables and assumptions that are inherently uncertain (including, without limitation, factors related to general economic and competitive conditions and, in particular, the widespread disruption, extraordinary uncertainty and unusual volatility arising from global tensions and political unrest, economic uncertainty, inflation, rising interest rates and the COVID-19 pandemic, including the effect of evolving governmental interventions and non-interventions) and, accordingly, actual results could vary significantly from those set forth in such information. KBW assumed, based on discussions with AGM management, and with the consent of AFT and the AFT Special Committee, that all such information provided a reasonable basis upon which KBW could form its opinion, and KBW expressed no view as to any such information or the assumptions or bases therefor. KBW relied on all such information without independent verification or analysis and did not in any respect assume any responsibility or liability for the accuracy or completeness thereof.

KBW also assumed that there were no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of either AFT or MFIC since the date of the last financial statements of each such entity that were made available to KBW. KBW assumed that changes in the assets, liabilities, financial condition, results of operations, business or prospects of MFIC resulting from the AIF Mergers, if consummated, would not be material to its analyses. In rendering its opinion, KBW did not make or obtain any evaluations or appraisals or physical inspection of the property, assets or liabilities (contingent or otherwise) of AFT or MFIC, the collateral securing any of such assets or liabilities, or the collectability of any such assets, nor did KBW examine any individual loan or credit files, nor did it evaluate the solvency, financial capability or fair value of AFT or MFIC under any state or federal laws, including those relating to bankruptcy, insolvency or other matters. KBW expressed no view as to the value of any investment asset owned by AFT or MFIC that was used in connection with the NAV computations made by AFT or MFIC or the valuation policies and procedures of AFT or MFIC in connection therewith. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies or assets may actually be sold. Such estimates are inherently subject to uncertainty and should not be taken as KBW’s view of the actual value of any companies or assets.

KBW assumed, in all respects material to its analyses, the following:

•

the AFT Mergers and any related transactions would be completed substantially in accordance with the terms set forth in the AFT Merger Agreement (the final terms of which KBW assumed would not differ in any respect material to its analyses from the draft reviewed by KBW and referred to above), with no adjustments to the AFT Total Per Share Consideration and with no other consideration or payments in respect of AFT Common Stock;

•	the representations and warranties of each party in the AFT Merger Agreement and in all related documents and instruments referred to in the AFT Merger Agreement were true and correct;

•	each party to the AFT Merger Agreement and all related documents would perform all of the covenants and agreements required to be performed by such party under such documents;

•

there were no factors that would delay or subject to any adverse conditions, any necessary regulatory or governmental approval for the AFT Mergers or any related transactions and all conditions to the completion of the AFT Mergers and any related transactions would be satisfied without any waivers or modifications to the AFT Merger Agreement or any of the related documents; and

•

in the course of obtaining the necessary regulatory, contractual, or other consents or approvals for the AFT Mergers and any related transactions, no restrictions, including any divestiture requirements, termination or other payments or amendments or modifications, would be imposed that would have a material adverse effect on the future results of operations or financial condition of AFT, MFIC or the combined company, or the contemplated benefits of the AFT Mergers, including without limitation the cost savings and revenue enhancements expected to result or be derived from the AFT Mergers and any related transactions.

KBW assumed that the transaction would be consummated in a manner that complies with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statutes, rules and regulations. KBW was further advised by representatives of AFT that AFT relied upon advice from its advisors (other than KBW) or other appropriate sources as to all legal, financial reporting, tax, accounting and regulatory matters with respect to AFT, MFIC, AFT Merger Sub, the AFT Mergers and any related transaction, and the AFT Merger Agreement. KBW did not provide advice with respect to any such matters.

KBW’s opinion addressed only the fairness, from a financial point of view, as of the date of such opinion, of the AFT Total Per Share Consideration to the holders of AFT Common Stock. KBW expressed no view or opinion as to any other terms or aspects of the transaction or any term or aspect of any related transaction (including the termination of the investment advisory and management agreement between AFT and AFT Adviser, the AFT Administration Agreements and the AFT Trademark Agreement or any cash distribution to be made, following the closing of the AFT Mergers and subject to the occurrence or termination of the AIF Mergers, by MFIC to the holder of each share of MFIC Common Stock as of a to-be-determined record date), including without limitation, the form or structure of the AFT Mergers (including the form of the AFT Total Per Share Consideration or the allocation thereof between stock and cash) or any such related transaction, any consequences of the AFT Mergers or any related transaction to AFT, AFT Stockholders, its creditors or otherwise, or any terms, aspects, merits or implications of any employment, consulting, voting, support, stockholder or other agreements, arrangements or understandings contemplated or entered into in connection with the AFT Mergers, any such related transaction, or otherwise. KBW’s opinion was necessarily based upon conditions as they existed and could be evaluated on the date of the opinion and the information made available to KBW through the date of the opinion. There has been significant volatility in the stock and other financial markets arising from global tensions and political unrest, economic uncertainty, inflation, rising interest rates and the COVID-19 pandemic, including the effect of evolving governmental interventions and non-interventions. Developments subsequent to the date of KBW’s opinion may have affected and may affect the conclusion reached in KBW’s opinion and KBW did not and does not have an obligation to update, revise or reaffirm its opinion. KBW expressed no view or opinion as to any changes to the AFT Per Share NAV or the AFT Merger MFIC Per Share NAV after the date of its opinion from the respective amounts thereof that KBW was directed to assume for purposes of its analyses and opinion. KBW’s opinion did not address, and KBW expressed no view or opinion with respect to:

•	the underlying business decision of AFT to engage in the AFT Mergers or enter into the AFT Merger Agreement;

•	the relative merits of the AFT Mergers as compared to any strategic alternatives that are, have been or may be available to or contemplated by AFT, the AFT Special Committee or the AFT Board;

•

the fairness of the amount or nature of any compensation to any of AFT’s officers, directors or employees, or any class of such persons, relative to any compensation to the holders of AFT Common Stock;

•

the effect of the AFT Mergers or any related transaction on, or the fairness of the consideration to be received by, holders of any class of securities of AFT (other than the holders of AFT Common Stock, solely with respect to the AFT Total Per Share Consideration (as described in KBW’s opinion) and not relative to the consideration to be received by holders of any other class of securities or the consideration to be received by holders of any class of securities of AIF in the AIF Mergers) or holders of any class of securities of MFIC or any other party to any transaction contemplated by the AFT Merger Agreement;

•	any fees payable to AFT Adviser or MFIC Adviser for investment advisory and management services;

•	any adjustment (as provided in the AFT Merger Agreement) to the AFT Exchange Ratio assumed for purposes of KBW’s opinion (whether relating to a tax dividend or otherwise);

•

whether MFIC Adviser has sufficient cash, available lines of credit or other sources of funds to enable it to pay the aggregate AFT Stockholder Payment to the holders of AFT Common Stock promptly following the closing of the AFT First Merger;

•	the actual value of MFIC Common Stock to be issued in connection with the AFT First Merger;

•

the prices, trading range or volume at which AFT Common Stock or MFIC Common Stock would trade following the public announcement of the AFT Mergers or the prices, trading range or volume at which MFIC Common Stock would trade following the consummation of the AFT Mergers;

•	any advice or opinions provided by any other advisor to any of the parties to the AFT Mergers or any other transaction contemplated by the AFT Merger Agreement; or

•

any legal, regulatory, accounting, tax or similar matters relating to AFT, MFIC, AFT Merger Sub, any of their respective stockholders, or relating to or arising out of or as a consequence of the AFT Mergers or any other related transaction, including whether or not the AFT Mergers would qualify as a tax-free reorganization for United States federal income tax purposes.

In performing its analyses, KBW made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, which are beyond the control of KBW, AFT and MFIC. Any estimates contained in the analyses performed by KBW are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by these analyses. Additionally, estimates of the value of businesses or securities do not purport to be appraisals or to reflect the prices at which such businesses or securities might actually be sold. Accordingly, these analyses and estimates are inherently subject to substantial uncertainty. In addition, KBW’s opinion was among several factors taken into consideration by the AFT Special Committee in making its determination to recommend the approval by the AFT Board of the AFT Merger Agreement and the transactions contemplated thereby and by the AFT Board in making its determination to approve the AFT Merger Agreement and the transactions contemplated thereby. Consequently, the analyses described below should not be viewed as determinative of the decision of the

AFT Special Committee or the AFT Board with respect to the fairness of the AFT Total Per Share Consideration. The type and amount of consideration payable in the AFT First Merger were determined through negotiation between AFT and MFIC and the decision of AFT to enter into the AFT Merger Agreement was solely that of the AFT Board, upon the recommendation of the AFT Special Committee.

The following is a summary of the material financial analyses presented by KBW to the AFT Special Committee in connection with its opinion. The summary is not a complete description of the financial analyses underlying the opinion or the presentation made by KBW to the AFT Special Committee but summarizes the material analyses performed and presented in connection with such opinion. The financial analyses summarized below include information presented in tabular format. The tables alone do not constitute a complete description of the financial analyses. The preparation of a fairness opinion is a complex analytic process involving various determinations as to appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. In arriving at its opinion, KBW did not attribute any particular weight to any analysis or factor that it considered, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, KBW believes that its analyses and the summary of its analyses must be considered as a whole and that selecting portions of its analyses and factors or focusing on the information presented below in tabular format, without considering all analyses and factors or the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the process underlying its analyses and opinion.

Implied Transaction Value for the Transaction. KBW calculated an implied transaction value for the AFT Mergers of $13.57 per outstanding share of AFT Common Stock based on the assumed 0.9849x AFT Exchange Ratio for the AFT Merger Consideration and the closing price of MFIC Common Stock on November 3, 2023 and the AFT Stockholder Payment of $0.25 per outstanding share of AFT Common Stock. This implied transaction value for the proposed transaction was used to calculate an implied transaction multiple of price-to-NAV per share and this multiple was compared to the price-to-NAV per share multiples shown in the financial analyses described below. This implied transaction value for the proposed AFT Mergers was also compared to the ranges of implied value per share of AFT Common Stock in the financial analyses described below.

Selected Companies Analysis of AFT. Using publicly available information, KBW compared, among other things, the market performance of AFT to 10 selected publicly traded, closed-end floating rate management investment companies.

The selected companies were as follows (shown by column in descending order of market capitalization):

Nuveen Floating Rate Income Fund	BlackRock Floating Rate Income Trust
Invesco Senior Income Trust	First Trust Senior Floating Rate Income Fund II
BlackRock Floating Rate Income Strategies Fund, Inc.	Blackstone Senior Floating Rate 2027 Term Fund
Eaton Vance Senior Floating-Rate Trust	Pioneer Floating Rate Fund, Inc.
Eaton Vance Floating-Rate Income Trust	Eaton Vance Senior Income Trust

To perform this analysis, KBW used market price information as of November 3, 2023, publicly available NAV per share data as of November 2, 2023 from AFT or, in the case of the selected companies, from a third party website for information on closed-end funds and latest annualized monthly dividends.

KBW’s analysis showed the following regarding the market performance of AFT and the selected companies, as well as the implied price-to-NAV per share transaction multiple for the proposed AFT Mergers based on the implied transaction value for the proposed AFT Mergers of $13.57 per outstanding share of AFT Common Stock:

			Selected Companies
	AFT	AFT Merger	Low	25th Percentile	Median	Average	75th Percentile	High
Price / NAV per share	0.89x	0.90x	0.89x	0.90x	0.93x	0.93x	0.95x	0.99x
Dividend Yield (% of Stock Price)	12.25%	N/A	10.99%	11.31%	11.56%	11.76%	12.25%	12.84%

KBW then applied a range of price-to-NAV per share multiples of 0.90x to 0.95x derived from the 25th percentile and 75th percentile multiples of the selected companies to the publicly available NAV per share of AFT as of November 2, 2023 and a range of dividend yield percentages of 11.31% to 12.25% derived from the 25th percentile and 75th percentile multiples of the selected companies to the latest annualized monthly dividend of AFT. This analysis indicated the following ranges of the implied value per share of AFT Common Stock, as compared to the implied transaction value for the proposed AFT Mergers of $13.57 per outstanding share of AFT Common Stock:

Implied Value Per Share Ranges of AFT Common Stock
Based on NAV per share of AFT as of November 2, 2023	$13.40 to $14.16
Based on latest annualized monthly dividend of AFT	$13.22 to $14.32

No company used as a comparison in the above selected companies analysis is identical to AFT. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.

Selected Companies Analysis of MFIC. Using publicly available information, KBW compared, among other things, the market performance of MFIC to 20 selected publicly traded, externally managed business development companies with market capitalizations above $500 million.

The selected companies were as follows (shown by column in descending order of market capitalization):

Ares Capital Corporation	Bain Capital Specialty Finance, Inc.
FS KKR Capital Corp.	Barings BDC, Inc.
Blue Owl Capital Corporation	SLR Investment Corp.
Blackstone Secured Lending Fund	Carlyle Secured Lending, Inc.
Golub Capital BDC, Inc.	BlackRock TCP Capital Corp.
Prospect Capital Corporation	PennantPark Floating Rate Capital Ltd.
Sixth Street Specialty Lending, Inc.	Crescent Capital BDC, Inc.
Goldman Sachs BDC, Inc.	CION Investment Corporation
Oaktree Specialty Lending Corporation	Runway Growth Finance Corp.
New Mountain Finance Corporation	Gladstone Investment Corporation

To perform this analysis, KBW used market price information as of November 3, 2023 and reported NAV per share data as of the end of the most recent completed quarterly period available and latest annualized announced dividends.

KBW’s analysis showed the following regarding the market performance of MFIC and the selected companies:

		Selected Companies
	MFIC	Low	25th Percentile	Median	Average	75th Percentile	High
Price / NAV per share	0.89x	0.60x	0.84x	0.91x	0.92x	1.00x	1.22x
Dividend Yield (% of Stock Price)	10.9%	6.5%	10.0%	11.0%	10.9%	12.1%	13.2%

No company used as a comparison in the above selected companies analysis is identical to MFIC. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.

Selected Transactions Analysis. KBW reviewed publicly available information related to 23 selected acquisitions of U.S. closed-end management investment companies that have closed since the beginning of 2021.

The selected transactions were as follows:

Acquirer	Acquired Company
abrdn Global Dynamic Dividend Fund	Delaware Enhanced Global Dividend and Income Fund
abrdn Global Dynamic Dividend Fund	Delaware Investments Dividend and Income Fund, Inc.
abrdn Income Credit Strategies Fund	Delaware Ivy High Income Opportunities Fund
abrdn Global Infrastructure Income Fund	Macquarie Global Infrastructure Total Return Fund Inc.
Angel Oak Financial Strategies Income Term Trust	Angel Oak Dynamic Financial Strategies Income Term Trust
BlackRock MuniHoldings California Quality Fund, Inc.	BlackRock MuniYield California Fund, Inc.
BlackRock MuniHoldings California Quality Fund, Inc.	BlackRock MuniYield California Quality Fund, Inc.
BlackRock Municipal Income Fund, Inc.	BlackRock MuniHoldings Investment Quality Fund
Delaware Investments National Municipal Income Fund	Delaware Investments Colorado Municipal Income Fund, Inc.
Delaware Investments National Municipal Income Fund	Delaware Investments Minnesota Municipal Income Fund II, Inc.
Nuveen Select Tax-Free Income Portfolio	Nuveen Select Tax-Free Income Portfolio 2
Nuveen Select Tax-Free Income Portfolio	Nuveen Select Tax-Free Income Portfolio 3
Invesco Dynamic Credit Opportunity Fund	Invesco Dynamic Credit Opportunities Fund
Nuveen Multi-Asset Income Fund	Nuveen Diversified Dividend and Income Fund
Nuveen Multi-Asset Income Fund	Nuveen Tax-Advantaged Total Return Strategy Fund
Nuveen Multi-Asset Income Fund	Nuveen Tax-Advantaged Dividend Growth Fund
Guggenheim Strategic Opportunities Fund	Guggenheim Enhanced Equity Income Fund
Guggenheim Strategic Opportunities Fund	Guggenheim Credit Allocation Fund
BlackRock MuniYield Quality Fund, Inc.	BlackRock Maryland Municipal Bond Trust
BlackRock MuniYield Quality Fund, Inc.	BlackRock Massachusetts Tax-Exempt Trust
BlackRock MuniYield Quality Fund, Inc.	BlackRock MuniYield Arizona Fund, Inc.
BlackRock MuniYield Quality Fund, Inc.	BlackRock MuniYield Investment Fund
BlackRock MuniYield Quality Fund, Inc.	BlackRock MuniEnhanced Fund, Inc.

For each selected transaction, KBW reviewed the implied transaction value as a multiple of NAV per share of the acquired company, in each case based on the transaction consideration value paid for the acquired company and using financial data based on the acquired company’s then latest publicly available financial statements prior to the announcement of the respective transaction. The resulting transaction multiples for the selected transactions were compared with the corresponding implied transaction multiple for the AFT Mergers based on the implied transaction value for the AFT Mergers of $13.57 per outstanding share of AFT Common Stock and using the publicly available NAV per share of AFT as of November 2, 2023.

KBW’s analysis showed the following regarding the AFT Mergers and the selected transactions:

Selected Transactions
	AFT Merger	Low	25th Percentile	Median	Average	75th Percentile	High
Price / NAV per Share	0.90x	0.92x	0.93x	0.98x	1.01x	1.00x	1.28x

KBW then applied a range of price-to-NAV per share multiples of 0.93x to 1.00x derived from the 25th percentile and 75th percentile multiples of the selected transactions to the publicly available NAV per share of AFT as of November 2, 2023. This analysis indicated the following range of the implied value per share of AFT Common Stock, as compared to the implied transaction value for the AFT Mergers of $13.57 per outstanding share of AFT Common Stock:

Implied Value Per Share Range of AFT Common Stock
Based on NAV per share of AFT as of November 2, 2023	$13.88 to $14.86

Dividend Discount Analysis of AFT. KBW performed a dividend discount analysis of AFT on a standalone basis to estimate ranges for the implied equity value of AFT. In this analysis, KBW used financial and operating forecasts and projections relating to dividends and net assets of AFT that were provided by AFT. KBW assumed discount rates ranging from 10.4% to 12.4%. Ranges of values were derived by adding (i) the present value of the estimated future dividends of AFT over the period from the assumed closing date of the proposed AFT Mergers of March 31, 2024 through December 31, 2028 and (ii) the present value of AFT’s implied terminal value at the end of such period. KBW derived implied terminal values using two methodologies, one based on December 31, 2028 estimated NAV per share multiples and the other based on calendar year 2028 estimated dividend yields. Using implied terminal values for AFT calculated by applying a terminal multiple range of 0.80x to 1.00x to AFT’s estimated NAV per share as of December 31, 2028, this analysis resulted in a range of implied values per share of AFT Common Stock of approximately $12.43 to $15.14, as compared to the implied transaction value for the proposed AFT Mergers of $13.57 per outstanding share of AFT Common Stock. Using implied terminal values for AFT calculated by applying a terminal dividend yield range of 10.6% to 12.6% to AFT’s calendar year 2028 estimated dividends, this analysis resulted in a range of implied values per share of AFT common stock of approximately $12.43 to $14.69, as compared to the implied transaction value for the proposed AFT Mergers of $13.57 per outstanding share of AFT Common Stock.

The dividend discount analysis is a widely used valuation methodology, but the results of such methodology are highly dependent on the assumptions that must be made, including NAV per share and dividend assumptions, terminal values and discount rates. The analysis did not purport to be indicative of the actual values or expected values of AFT.

Dividend Discount Analysis of MFIC. KBW performed a dividend discount analysis of MFIC on a standalone basis to estimate ranges for the implied equity value of MFIC. In this analysis, KBW used financial and operating forecasts and projections relating to dividends and net assets of MFIC that were provided by AFT. KBW assumed discount rates ranging from 10.5% to 12.5%. Ranges of values were derived by adding (i) the present value of the estimated future dividends of MFIC over the period from the assumed closing date of the proposed AFT Mergers of March 31, 2024 through December 31, 2028 and (ii) the present value of MFIC’s implied terminal value at the end of such period. KBW derived implied terminal values using two methodologies, one based on December 31, 2028 estimated NAV per share multiples and the other based on calendar year 2028 estimated dividend yields. Using implied terminal values for MFIC calculated by applying a terminal multiple range of 0.80x to 1.00x to MFIC’s estimated NAV per share as of December 31, 2028, this analysis resulted in a range of implied values per share of MFIC Common Stock of approximately $12.89 to $15.64, as compared to the closing price of MFIC Common Stock on November 3, 2023 of $13.52. Using implied terminal values for MFIC calculated by applying a terminal dividend yield range of 10.0% to 12.0% to MFIC calendar year 2028 estimated dividends, this analysis resulted in a range of implied values per share of MFIC Common Stock of approximately $13.44 to $15.99, as compared to the closing price of MFIC Common Stock on November 3, 2023 of $13.52.

The dividend discount analysis is a widely used valuation methodology, but the results of such methodology are highly dependent on the assumptions that must be made, including NAV per share and dividend assumptions, terminal values and discount rates. The analysis did not purport to be indicative of the actual values or expected values of MFIC or the pro forma combined company.

Relative Contribution Analysis. KBW analyzed the relative standalone contribution of AFT and MFIC to various pro forma balance sheet and income statement items and the combined market capitalization of the combined entity. This analysis did not include purchase accounting adjustments or adjustment for the AFT Stockholder Payment of $0.25 per outstanding share of AFT Common Stock. To perform this analysis, KBW used (a) historical balance sheet and income statement information for AFT and MFIC as of and for the 12-month periods ended June 30, 2023 and September 30, 2023, (b) financial forecasts and projections of AFT and MFIC provided by AFT, and (c) the closing prices of AFT Common Stock and MFIC Common Stock on November 3, 2023. The results of KBW’s analysis are set forth in the following table, which also compares the results of KBW’s analysis with the implied pro forma ownership percentages of AFT Stockholders and MFIC Stockholders in the combined company based on the assumed AFT Exchange Ratio of 0.9849x:

	AFT as a % of Total	MFIC as a % of Total
Pro Forma Ownership
Based on Assumed AFT Exchange Ratio of 0.9849x	19.0%	81.0%
Balance Sheet
June 30, 2023 Total Assets	12.8%	87.2%
June 30, 2023 Investments	12.5%	87.5%
June 30, 2023 Total Debt	8.1%	91.9%
September 30, 2023 Net Assets	19.0%	81.0%
Income Statement
12 Months Ended June 30, 2023 Net Investment Income	16.8%	83.2%
12 Months Ended September 30, 2023 Net Investment Income	17.3%	82.7%
Calendar Year 2024 Estimated Net Investment Income	17.6%	82.4%
Calendar Year 2025Estimated Net Investment Income	18.0%	82.0%
Market Capitalization
Pre-Deal Market Capitalization	18.9%	81.1%

Potential Net Investment Income and Dividend Per Share Accretion. Using financial and operating forecasts and projections of AFT, on a standalone basis, and financial and operating forecasts and projections of MFIC (both on a standalone basis and on a pro forma combined basis reflecting pro forma assumptions (including, without limitation, the cost savings and revenue enhancements expected to result or be derived from the transaction)), provided by AFT, KBW analyzed the potential financial impact of the AFT Mergers on certain projected financial results of MFIC. This analysis indicated the proposed AFT Mergers could be dilutive to each of MFIC’s calendar year 2024 estimated net investment income per share and estimated dividend per share and accretive to each of MFIC’s calendar year 2025, calendar year 2026, calendar year 2027 and calendar year 2028 estimated net investment income per share and estimated dividend per share. This analysis also indicated that, for illustrative purposes based on MFIC’s projected pro forma financial results attributable to a share of AFT

Common Stock using the assumed exchange ratio of 0.9849x, the proposed AFT Mergers could be accretive to each of AFT’s calendar year 2024, calendar year 2025, calendar year 2026, calendar year 2027 and calendar year 2028 estimated net investment income per share and estimated dividend per share. For all of the above analysis, the actual results achieved by MFIC following the proposed AFT Mergers may vary from the projected results, and the variations may be material.

Miscellaneous. KBW acted as financial advisor to the AFT Special Committee in connection with the AFT Mergers and did not act as an advisor to or agent of any other person in connection with the AFT Mergers. As part of its investment banking business, KBW is regularly engaged in the valuation of closed-end management investment company and business development company securities in connection with acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. In the ordinary course of KBW and its affiliates’ broker-dealer businesses (and further to an existing sales and trading relationship between a KBW broker-dealer affiliate and AGM), KBW and its affiliates may from time to time purchase securities from, and sell securities to, AFT and MFIC. In addition, as market makers in securities, KBW and its affiliates may from time to time have a long or short position in, and buy or sell, debt or equity securities of AFT or MFIC for its and their own respective accounts and for the accounts of its and their respective customers and clients. KBW employees may also from time to time maintain individual positions in MFIC. As the AFT Special Committee was previously informed by KBW, such positions currently include an individual position in shares of MFIC Common Stock held by a senior member of the KBW advisory team providing services to the AFT Special Committee in connection with the proposed AFT Mergers. As the AFT Special Committee was also previously aware, KBW is acting as financial advisor to the AIF Special Committee in connection with the AIF Mergers.

Pursuant to its engagement agreement with KBW, AFT agreed to pay KBW cash fees of $650,000 in the aggregate in consideration for acting as financial advisor to the AFT Special Committee in connection with the AFT Mergers, $162,500 of which became payable with the rendering of KBW’s opinion to the AFT Special Committee and $487,500 of which is contingent upon the consummation of the AFT Mergers. AFT also agreed to reimburse KBW for reasonable out-of-pocket expenses and disbursements incurred in connection with its engagement and to indemnify KBW against certain liabilities relating to or arising out of KBW’s engagement or KBW’s role in connection therewith.

Other than in connection with the present engagement, during the two years preceding the date of KBW’s opinion, KBW did not provide investment banking or financial advisory services to AFT. During the two years preceding the date of KBW’s opinion, KBW did not provide investment banking or financial advisory services to MFIC. During the two years preceding the date of KBW’s opinion, KBW did not provide investment banking or financial advisory services to MFIC Adviser. KBW may in the future provide investment banking and financial advisory services to AFT, MFIC or MFIC Adviser and receive compensation for such services.

Opinion of the Financial Advisor to the AIF Special Committee

AIF engaged KBW to render financial advisory and investment banking services to the AIF Special Committee, including an opinion to the AIF Special Committee and, as requested by the AIF Special Committee, the AIF Board, as to the fairness, from a financial point of view, to the holders of AIF Common Stock of the consideration (as specified below) to be received by such holders in the proposed AIF First Merger. AIF selected KBW because KBW is a nationally recognized investment banking firm with substantial experience in transactions similar to the proposed AIF Mergers.

As part of its engagement as financial advisor to the AIF Special Committee, representatives of KBW attended the meetings of the AIF Special Committee and the AIF Board held on November 6, 2023 at which the AIF Special Committee and the AIF Board evaluated the proposed AIF Mergers. At the meeting of the AIF Special Committee, KBW reviewed the financial aspects of the proposed AIF Mergers and rendered an opinion to the AIF Special Committee to the effect that, as of such date and subject to the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW as set forth in such opinion, the AIF Merger Consideration (disregarding cash paid for fractional shares) and the AIF Stockholder Payment, taken together (the “AIF Total Per Share Consideration”), was fair, from a financial point of view, to the holders of AIF Common Stock. The AIF Board, upon the recommendation of the AIF Special Committee, subsequently approved the AIF Merger Agreement and certain related matters.

The description of the opinion set forth herein is qualified in its entirety by reference to the full text of the opinion, which is attached as Annex E to this document and is incorporated herein by reference, and describes the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW in preparing the opinion.

KBW’s opinion speaks only as of the date of the opinion. The opinion was for the information of, and was directed to, the AIF Special Committee (in its capacity as such) and, as requested by the AIF Special Committee, the AIF Board (in its capacity as such) in connection with their respective consideration of the financial terms of the AIF Mergers. The opinion addressed only the fairness, from a financial point of view, of the AIF Total Per Share Consideration to the holders of AIF Common Stock. It did not address the underlying business decision of AIF to engage in the AIF Mergers or enter into the AIF Merger Agreement or constitute a recommendation to the AIF Special Committee or the AIF Board in connection with the AIF Mergers, and it does not constitute a recommendation to any holder of AIF Common Stock or any stockholder of any other entity as to how to vote or act in connection with the AIF Mergers, or any other matter, nor does it constitute a recommendation as to whether or not any such stockholder should enter into a voting, stockholders’, affiliates’ or other agreement with respect to the AIF Mergers or exercise any dissenters’ or appraisal rights that may be available to such stockholder.

KBW’s opinion was reviewed and approved by KBW’s Fairness Opinion Committee in conformity with its policies and procedures established under the requirements of Rule 5150 of the Financial Industry Regulatory Authority.

At the direction of AIF and with the consent of the AIF Special Committee, KBW relied upon and assumed for purposes of its analyses and opinion, without independent verification, that the AIF Per Share NAV and the AIF Merger MFIC Per Share NAV would be $14.63 and $15.28, respectively, and that, as a result thereof, the AIF Exchange Ratio would be 0.9577x and the AIF Merger Consideration (disregarding cash paid for fractional shares) would be 0.9577 of a share of MFIC Common Stock for each share of AIF Common Stock.

In connection with the opinion, KBW reviewed, analyzed and relied upon material bearing upon the financial and operating condition of AIF and MFIC and bearing upon the AIF Mergers, including, among other things:

•	a draft of the AIF Merger Agreement;

•	the audited financial statements and Annual Reports on Form N-CSR for the three fiscal years ended December 31, 2022 of AIF;

•	the unaudited financial statements and Semi-Annual Report on Form N-CSR for the period ended June 30, 2023 of AIF;

•	certain preliminary draft and unaudited financial results for the quarter ended September 30, 2023 of AIF (provided by AIF);

•	the audited financial statements and Annual Reports on Form 10-K for the three fiscal years ended December 31, 2022 of MFIC;

•	the unaudited quarterly financial statements and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023 and June 30, 2023 of MFIC;

•	certain preliminary draft and unaudited financial results for the quarter ended September 30, 2023 of MFIC (provided by MFIC);

•	certain other interim reports and other communications of AIF and MFIC to their respective stockholders; and

•

other financial information concerning the respective businesses and operations of AIF and MFIC furnished to KBW by AIF and MFIC or which KBW was otherwise directed to use for purposes of its analysis.

KBW’s consideration of financial information and other factors that it deemed appropriate under the circumstances or relevant to its analyses included, among others, the following:

•	the historical and current financial position and results of operations of AIF and MFIC;

•	the assets and liabilities of AIF and MFIC;

•	the nature and terms of certain other merger transactions and business combinations in the closed-end management investment company industry;

•	a comparison of certain financial and stock market information for AIF and MFIC with similar information for certain other companies, the securities of which are publicly traded;

•

financial and operating forecasts and projections of AIF and MFIC (both on a standalone and pro forma combined basis) that were prepared by management of AGM (which is the ultimate parent of both AIF Adviser and MFIC Adviser), provided to KBW by AIF and discussed with KBW by AGM management, and used and relied upon by KBW based on such discussions, at the direction of AIF and with the consent of the AIF Special Committee; and

•

estimates regarding certain pro forma financial effects of the AIF Mergers on MFIC (including, without limitation, the cost savings and revenue enhancements expected to result or be derived from the transaction) that were prepared by AGM management, provided to KBW by AIF and discussed with KBW by AGM management, and used and relied upon by KBW based on such discussions, at the direction of AIF and with the consent of the AIF Special Committee.

KBW also performed such other studies and analyses as it considered appropriate and took into account its assessment of general economic, market and financial conditions and its experience in other transactions, as well as its experience in securities valuation and knowledge of the closed-end management investment company industry and the business development company industry generally. KBW also participated in discussions with AGM management regarding the past and current business operations, regulatory relations, financial condition and future prospects of AIF and MFIC and such other matters as KBW deemed relevant to its inquiry. KBW was not requested to assist, and did not assist, the AIF Special Committee and AIF with soliciting indications of interest from third parties regarding a potential transaction with AIF. In addition, the analyses performed by KBW for purposes of its opinion did not give effect to the AFT Mergers.

In conducting its review and arriving at its opinion, KBW relied upon and assumed the accuracy and completeness of all of the financial and other information provided to or discussed with KBW or that was publicly available, and did not independently verify the accuracy or completeness of any such information or assume any responsibility or liability for such verification, accuracy or completeness. KBW relied, with the consent of AIF and the AIF Special Committee, upon AGM management, as to the reasonableness and achievability of the financial and operating forecasts and projections of AIF and MFIC and the estimates regarding certain pro forma financial effects of the AIF Mergers on MFIC (including, without limitation, the cost savings and revenue enhancements expected to result or be derived from the AIF Mergers), all as referred to above (and the assumptions and bases for all such information), and KBW assumed that all such information were reasonably prepared and represented the best currently available estimates and judgments of AGM management and that the forecasts, projections and estimates reflected in such information would be realized in the amounts and in the time periods estimated by such management.

It is understood that the foregoing financial information of AIF and MFIC that was provided to KBW was not prepared with the expectation of public disclosure and that all of the foregoing financial information was based on numerous variables and assumptions that are inherently uncertain (including, without limitation, factors related to general economic and competitive conditions and, in particular, the widespread disruption, extraordinary uncertainty and unusual volatility arising from global tensions and political unrest, economic uncertainty, inflation, rising interest rates and the COVID-19 pandemic, including the effect of evolving governmental interventions and non-interventions) and, accordingly, actual results could vary significantly from those set forth in such information. KBW assumed, based on discussions with AGM management, and with the consent of AIF and the AIF Special Committee, that all such information provided a reasonable basis upon which KBW could form its opinion, and KBW expressed no view as to any such information or the assumptions or bases therefor. KBW relied on all such information without independent verification or analysis and did not in any respect assume any responsibility or liability for the accuracy or completeness thereof.

KBW also assumed that there were no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of either AIF or MFIC since the date of the last financial statements of each such entity that were made available to KBW. KBW assumed that changes in the assets, liabilities, financial condition, results of operations, business or prospects of MFIC resulting from the AFT Mergers, if consummated, would not be material to its analyses. In rendering its opinion, KBW did not make or obtain any evaluations or appraisals or physical inspection of the property, assets or liabilities (contingent or otherwise) of AIF or MFIC, the collateral securing any of such assets or liabilities, or the collectability of any such assets, nor did KBW examine any individual loan or credit files, nor did it evaluate the solvency, financial capability or fair value of AIF or MFIC under any state or federal laws, including those relating to bankruptcy, insolvency or other matters. KBW expressed no view as to the value of any investment asset owned by AIF or MFIC that was used in connection with the NAV computations made by AIF or MFIC or the valuation policies and procedures of AIF or MFIC in connection therewith. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies or assets may actually be sold. Such estimates are inherently subject to uncertainty and should not be taken as KBW’s view of the actual value of any companies or assets.

KBW assumed, in all respects material to its analyses, the following:

•

the AIF Mergers and any related transactions would be completed substantially in accordance with the terms set forth in the AIF Merger Agreement (the final terms of which KBW assumed would not differ in any respect material to its analyses from the draft reviewed by KBW and referred to above), with no adjustments to the AIF Total Per Share Consideration and with no other consideration or payments in respect of AIF Common Stock;

•	the representations and warranties of each party in the AIF Merger Agreement and in all related documents and instruments referred to in the AIF Merger Agreement were true and correct;

•	each party to the AIF Merger Agreement and all related documents would perform all of the covenants and agreements required to be performed by such party under such documents;

•

there were no factors that would delay or subject to any adverse conditions, any necessary regulatory or governmental approval for the AIF Mergers or any related transactions and all conditions to the completion of the AIF Mergers and any related transactions would be satisfied without any waivers or modifications to the AIF Merger Agreement or any of the related documents; and

•

in the course of obtaining the necessary regulatory, contractual, or other consents or approvals for the AIF Mergers and any related transactions, no restrictions, including any divestiture requirements, termination or other payments or amendments or modifications, would be imposed that would have a material adverse effect on the future results of operations or financial condition of AIF, MFIC or the combined company, or the contemplated benefits of the AIF Mergers, including without limitation the cost savings and revenue enhancements expected to result or be derived from the AIF Mergers and any related transactions.

KBW assumed that the transaction would be consummated in a manner that complies with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statutes, rules and regulations. KBW was further advised by representatives of AIF that AIF relied upon advice from its advisors (other than KBW) or other appropriate sources as to all legal, financial reporting, tax, accounting and regulatory matters with respect to AIF, MFIC, AIF Merger Sub, the AIF Mergers and any related transaction, and the AIF Merger Agreement. KBW did not provide advice with respect to any such matters.

KBW’s opinion addressed only the fairness, from a financial point of view, as of the date of such opinion, of the AIF Total Per Share Consideration to the holders of AIF Common Stock. KBW expressed no view or opinion as to any other terms or aspects of the transaction or any term or aspect of any related transaction (including the termination of the investment advisory and management agreement between AIF and AIF Adviser, the AIF Administration Agreements and the AIF Trademark Agreement or any cash distribution to be made, following the closing of the AIF Mergers and subject to the occurrence or termination of the AFT Mergers, by MFIC to the holder of each share of MFIC Common Stock as of a to-be-determined record date), including without limitation, the form or structure of the AIF Mergers (including the form of the AIF Total Per Share Consideration or the allocation thereof between stock and cash) or any such related transaction, any consequences of the AIF Mergers or any related transaction to AIF, AIF Stockholders, its creditors or otherwise, or any terms, aspects, merits or implications of any employment, consulting, voting, support, stockholder or other agreements, arrangements or understandings contemplated or entered into in connection with the AIF Mergers, any such related transaction, or otherwise. KBW’s opinion was necessarily based upon conditions as they existed and could be evaluated on the date of the opinion and the information made available to KBW through the date of the opinion. There has been significant volatility in the stock and other financial markets arising from global tensions and political unrest, economic uncertainty, inflation, rising interest rates and the COVID-19 pandemic, including the effect of evolving governmental interventions and non-interventions. Developments subsequent to the date of KBW’s opinion may have affected and may affect the conclusion reached in KBW’s opinion and KBW did not and does not have an obligation to update, revise or reaffirm its opinion. KBW expressed no view or opinion as to any changes to the AIF Per Share NAV or the AIF Merger MFIC Per Share NAV after the date of its opinion from the respective amounts thereof that KBW was directed to assume for purposes of its analyses and opinion. KBW’s opinion did not address, and KBW expressed no view or opinion with respect to:

•	the underlying business decision of AIF to engage in the AIF Mergers or enter into the AIF Merger Agreement;

•	the relative merits of the AIF Mergers as compared to any strategic alternatives that are, have been or may be available to or contemplated by AIF, the AIF Special Committee or the AIF Board;

•

the fairness of the amount or nature of any compensation to any of AIF’s officers, directors or employees, or any class of such persons, relative to any compensation to the holders of AIF Common Stock;

•

the effect of the AIF Mergers or any related transaction on, or the fairness of the consideration to be received by, holders of any class of securities of AIF (other than the holders of AIF Common Stock, solely with respect to the AIF Total Per Share Consideration (as described in KBW’s opinion) and not relative to the consideration to be received by holders of any other class of securities or the consideration to be received by holders of any class of securities of AFT in the AFT Mergers) or holders of any class of securities of MFIC or any other party to any transaction contemplated by the AIF Merger Agreement;

•	any fees payable to AIF Adviser or MFIC Adviser for investment advisory and management services;

•	any adjustment (as provided in the AIF Merger Agreement) to the AIF Exchange Ratio assumed for purposes of KBW’s opinion (whether relating to a tax dividend or otherwise);

•

whether MFIC Adviser has sufficient cash, available lines of credit or other sources of funds to enable it to pay the aggregate AIF Stockholder Payment to the holders of AIF Common Stock promptly following the closing of the AIF First Merger;

•	the actual value of MFIC Common Stock to be issued in connection with the AIF First Merger;

•

the prices, trading range or volume at which AIF Common Stock or MFIC Common Stock would trade following the public announcement of the AIF Mergers or the prices, trading range or volume at which MFIC Common Stock would trade following the consummation of the AIF Mergers;

•	any advice or opinions provided by any other advisor to any of the parties to the AIF Mergers or any other transaction contemplated by the AIF Merger Agreement; or

•

any legal, regulatory, accounting, tax or similar matters relating to AIF, MFIC, AIF Merger Sub, any of their respective stockholders, or relating to or arising out of or as a consequence of the AIF Mergers or any other related transaction, including whether or not the AIF Mergers would qualify as a tax-free reorganization for United States federal income tax purposes.

In performing its analyses, KBW made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, which are beyond the control of KBW, AIF and MFIC. Any estimates contained in the analyses performed by KBW are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by these analyses. Additionally, estimates of the value of businesses or securities do not purport to be appraisals or to reflect the prices at which such businesses or securities might actually be sold. Accordingly, these analyses and estimates are inherently subject to substantial uncertainty. In addition, KBW’s opinion was among several factors taken into consideration by the AIF Special Committee in making its determination to recommend the approval by the AIF Board of the AIF Merger Agreement and the transactions contemplated thereby and by the AIF Board in making its determination to approve the AIF Merger Agreement and the transactions contemplated thereby. Consequently, the analyses described below should not be viewed as determinative of the decision of the AIF Special Committee or the AIF Board with respect to the fairness of the AIF Total Per Share Consideration. The type and amount of consideration payable in the AIF First Merger were determined through negotiation between AIF and MFIC and the decision of AIF to enter into the AIF Merger Agreement was solely that of the AIF Board, upon the recommendation of the AIF Special Committee.

The following is a summary of the material financial analyses presented by KBW to the AIF Special Committee in connection with its opinion. The summary is not a complete description of the financial analyses underlying the opinion or the presentation made by KBW to the AIF Special Committee but summarizes the material analyses performed and presented in connection with such opinion. The financial analyses summarized below include information presented in tabular format. The tables alone do not constitute a complete description of the financial analyses. The preparation of a fairness opinion is a complex analytic process involving various determinations as to appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. In arriving at its opinion, KBW did not attribute any particular weight to any analysis or factor that it considered, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, KBW believes that its analyses and the summary of its analyses must be considered as a whole and that selecting portions of its analyses and factors or focusing on the information presented below in tabular format, without considering all analyses and factors or the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the process underlying its analyses and opinion.

Implied Transaction Value for the Transaction. KBW calculated an implied transaction value for the AIF Mergers of $13.20 per outstanding share of AIF Common Stock based on the assumed 0.9577x AIF Exchange Ratio for the AIF Merger Consideration and the closing price of MFIC Common Stock on November 3, 2023 and the AIF Stockholder Payment of $0.25 per outstanding share of AIF Common Stock. This implied transaction value for the proposed transaction was used to calculate an implied transaction multiple of price-to-NAV per share and this multiple was compared to the price-to-NAV per share multiples shown in the financial analyses described below. This implied transaction value for the proposed AIF Mergers was also compared to the ranges of implied value per share of AIF Common Stock in the financial analyses described below.

Selected Companies Analysis of AIF. Using publicly available information, KBW compared, among other things, the market performance of AIF to 10 selected publicly traded, closed-end floating rate management investment companies.

The selected companies were as follows (shown by column in descending order of market capitalization):

BlackRock Corporate High Yield Fund, Inc.	Allspring Multi-Sector Income Fund
Blackstone Strategic Credit 2027 Term Fund	Barings Global Short Duration High Yield Fund
BlackRock Debt Strategies Fund, Inc.	KKR Income Opportunities Fund
Abrdn Income Credit Strategies Fund	Blackstone / GSO Long-Short Credit Income Fund
Ares Dynamic Credit Allocation Fund, Inc.	Franklin Limited Duration Income Trust

To perform this analysis, KBW used market price information as of November 3, 2023, publicly available NAV per share data as of November 2, 2023 from AIF or, in the case of the selected companies, from a third party website for information on closed-end funds and latest annualized monthly dividends.

KBW’s analysis showed the following regarding the market performance of AIF and the selected companies, as well as the implied price-to-NAV per share transaction multiple for the proposed AIF Mergers based on the implied transaction value for the proposed AIF Mergers of $13.20 per outstanding share of AIF Common Stock:

			Selected Companies
	AIF	AIF Merger	Low	25th Percentile	Median	Average	75th Percentile	High
Price / NAV per share	0.91x	0.90x	0.89x	0.89x	0.91x	0.92x	0.95x	0.97x
Dividend Yield (% of Stock Price)	11.35%	N/A	8.50%	10.57%	11.19%	11.72%	11.63%	19.42%

KBW then applied a range of price-to-NAV per share multiples of 0.89x to 0.95x derived from the 25th percentile and 75th percentile multiples of the selected companies to the publicly available NAV per share of AIF as of November 2, 2023 and a range of dividend yield percentages of 10.57% to 11.63% derived from the 25th percentile and 75th percentile multiples of the selected companies to the latest annualized monthly dividend of AIF. This analysis indicated the following ranges of the implied value per share of AIF Common Stock, as compared to the implied transaction value for the proposed AIF Mergers of $13.20 per outstanding share of AIF Common Stock:

Implied Value Per Share Ranges of AIF Common Stock
Based on NAV per share of AIF as of November 2, 2023	$12.91 to $13.77
Based on latest annualized monthly dividend of AIF	$12.90 to $14.19

No company used as a comparison in the above selected companies analysis is identical to AIF. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.

Selected Companies Analysis of MFIC. Using publicly available information, KBW compared, among other things, the market performance of MFIC to 20 selected publicly traded, externally managed business development companies with market capitalizations above $500 million.

The selected companies were as follows (shown by column in descending order of market capitalization):

Ares Capital Corporation	Bain Capital Specialty Finance, Inc.
FS KKR Capital Corp.	Barings BDC, Inc.
Blue Owl Capital Corporation	SLR Investment Corp.
Blackstone Secured Lending Fund	Carlyle Secured Lending, Inc.
Golub Capital BDC, Inc.	BlackRock TCP Capital Corp.
Prospect Capital Corporation	PennantPark Floating Rate Capital Ltd.
Sixth Street Specialty Lending, Inc.	Crescent Capital BDC, Inc.
Goldman Sachs BDC, Inc.	CION Investment Corporation
Oaktree Specialty Lending Corporation	Runway Growth Finance Corp.
New Mountain Finance Corporation	Gladstone Investment Corporation

To perform this analysis, KBW used market price information as of November 3, 2023 and reported NAV per share data as of the end of the most recent completed quarterly period available and latest annualized announced dividends.

KBW’s analysis showed the following regarding the market performance of MFIC and the selected companies:

		Selected Companies
	MFIC	Low	25th Percentile	Median	Average	75th Percentile	High
Price / NAV per share	0.89x	0.60x	0.84x	0.91x	0.92x	1.00x	1.22x
Dividend Yield (% of Stock Price)	10.9%	6.5%	10.0%	11.0%	10.9%	12.1%	13.2%

No company used as a comparison in the above selected companies analysis is identical to MFIC. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.

Selected Transactions Analysis. KBW reviewed publicly available information related to 23 selected acquisitions of U.S. closed-end management investment companies that have closed since the beginning of 2021.

The selected transactions were as follows:

Acquirer	Acquired Company
abrdn Global Dynamic Dividend Fund	Delaware Enhanced Global Dividend and Income Fund
abrdn Global Dynamic Dividend Fund	Delaware Investments Dividend and Income Fund, Inc.
abrdn Income Credit Strategies Fund	Delaware Ivy High Income Opportunities Fund
abrdn Global Infrastructure Income Fund	Macquarie Global Infrastructure Total Return Fund Inc.
Angel Oak Financial Strategies Income Term Trust	Angel Oak Dynamic Financial Strategies Income Term Trust
BlackRock MuniHoldings California Quality Fund, Inc.	BlackRock MuniYield California Fund, Inc.
BlackRock MuniHoldings California Quality Fund, Inc.	BlackRock MuniYield California Quality Fund, Inc.
BlackRock Municipal Income Fund, Inc.	BlackRock MuniHoldings Investment Quality Fund

Acquirer	Acquired Company
Delaware Investments National Municipal Income Fund	Delaware Investments Colorado Municipal Income Fund, Inc.
Delaware Investments National Municipal Income Fund	Delaware Investments Minnesota Municipal Income Fund II, Inc.
Nuveen Select Tax-Free Income Portfolio	Nuveen Select Tax-Free Income Portfolio 2
Nuveen Select Tax-Free Income Portfolio	Nuveen Select Tax-Free Income Portfolio 3
Invesco Dynamic Credit Opportunity Fund	Invesco Dynamic Credit Opportunities Fund
Nuveen Multi-Asset Income Fund	Nuveen Diversified Dividend and Income Fund
Nuveen Multi-Asset Income Fund	Nuveen Tax-Advantaged Total Return Strategy Fund
Nuveen Multi-Asset Income Fund	Nuveen Tax-Advantaged Dividend Growth Fund
Guggenheim Strategic Opportunities Fund	Guggenheim Enhanced Equity Income Fund
Guggenheim Strategic Opportunities Fund	Guggenheim Credit Allocation Fund
BlackRock MuniYield Quality Fund, Inc.	BlackRock Maryland Municipal Bond Trust
BlackRock MuniYield Quality Fund, Inc.	BlackRock Massachusetts Tax-Exempt Trust
BlackRock MuniYield Quality Fund, Inc.	BlackRock MuniYield Arizona Fund, Inc.
BlackRock MuniYield Quality Fund, Inc.	BlackRock MuniYield Investment Fund
BlackRock MuniYield Quality Fund, Inc.	BlackRock MuniEnhanced Fund, Inc.

For each selected transaction, KBW reviewed the implied transaction value as a multiple of NAV per share of the acquired company, in each case based on the transaction consideration value paid for the acquired company and using financial data based on the acquired company’s then latest publicly available financial statements prior to the announcement of the respective transaction. The resulting transaction multiples for the selected transactions were compared with the corresponding implied transaction multiple for the AIF Mergers based on the implied transaction value for the AIF Mergers of $13.20 per outstanding share of AIF Common Stock and using the publicly available NAV per share of AIF as of November 2, 2023.

KBW’s analysis showed the following regarding the AIF Mergers and the selected transactions:

Selected Transactions
	AIF Merger	Low	25th Percentile	Median	Average	75th Percentile	High
Price / NAV per Share	0.90x	0.92x	0.93x	0.98x	1.01x	1.00x	1.28x

KBW then applied a range of price-to-NAV per share multiples of 0.93x to 1.00x derived from the 25th percentile and 75th percentile multiples of the selected transactions to the publicly available NAV per share of AIF as of November 2, 2023. This analysis indicated the following range of the implied value per share of AIF Common Stock, as compared to the implied transaction value for the AIF Mergers of $13.20 per outstanding share of AIF Common Stock:

Implied Value Per Share Range of AIF Common Stock
Based on NAV per share of AIF as of November 2, 2023	$13.52 to $14.48

Dividend Discount Analysis of AIF. KBW performed a dividend discount analysis of AIF on a standalone basis to estimate ranges for the implied equity value of AIF. In this analysis, KBW used financial and operating forecasts and projections relating to dividends and net assets of AIF that were provided by AIF. KBW assumed discount rates ranging from 11.0% to 13.0%. Ranges of values were derived by adding (i) the present value of the estimated future dividends of AIF over the period from the assumed closing date of the proposed AIF Mergers of March 31, 2024 through December 31, 2028 and (ii) the present value of AIF’s implied terminal value at the end of such period. KBW derived implied terminal values using two methodologies, one based on December 31, 2028 estimated NAV per share multiples and the other based on calendar year 2028 estimated dividend yields.

Using implied terminal values for AIF calculated by applying a terminal multiple range of 0.80x to 1.00x to AIF’s estimated NAV per share as of December 31, 2028, this analysis resulted in a range of implied values per share of AIF Common Stock of approximately $12.05 to $14.63, as compared to the implied transaction value for the proposed AIF Mergers of $13.20 per outstanding share of AIF Common Stock. Using implied terminal values for AIF calculated by applying a terminal dividend yield range of 10.2% to 12.2% to AIF’s calendar year 2028 estimated dividends, this analysis resulted in a range of implied values per share of AIF common stock of approximately $12.50 to $14.83, as compared to the implied transaction value for the proposed AIF Mergers of $13.20 per outstanding share of AIF Common Stock.

The dividend discount analysis is a widely used valuation methodology, but the results of such methodology are highly dependent on the assumptions that must be made, including NAV per share and dividend assumptions, terminal values and discount rates. The analysis did not purport to be indicative of the actual values or expected values of AIF.

Dividend Discount Analysis of MFIC. KBW performed a dividend discount analysis of MFIC on a standalone basis to estimate ranges for the implied equity value of MFIC. In this analysis, KBW used financial and operating forecasts and projections relating to dividends and net assets of MFIC that were provided by AIF. KBW assumed discount rates ranging from 10.5% to 12.5%. Ranges of values were derived by adding (i) the present value of the estimated future dividends of MFIC over the period from the assumed closing date of the proposed AIF Mergers of March 31, 2024 through December 31, 2028 and (ii) the present value of MFIC’s implied terminal value at the end of such period. KBW derived implied terminal values using two methodologies, one based on December 31, 2028 estimated NAV per share multiples and the other based on calendar year 2028 estimated dividend yields. Using implied terminal values for MFIC calculated by applying a terminal multiple range of 0.80x to 1.00x to MFIC’s estimated NAV per share as of December 31, 2028, this analysis resulted in a range of implied values per share of MFIC Common Stock of approximately $12.89 to $15.64, as compared to the closing price of MFIC Common Stock on November 3, 2023 of $13.52. Using implied terminal values for MFIC calculated by applying a terminal dividend yield range of 10.0% to 12.0% to MFIC calendar year 2028 estimated dividends, this analysis resulted in a range of implied values per share of MFIC Common Stock of approximately $13.44 to $15.99, as compared to the closing price of MFIC Common Stock on November 3, 2023 of $13.52.

The dividend discount analysis is a widely used valuation methodology, but the results of such methodology are highly dependent on the assumptions that must be made, including NAV per share and dividend assumptions, terminal values and discount rates. The analysis did not purport to be indicative of the actual values or expected values of MFIC or the pro forma combined company.

Relative Contribution Analysis. KBW analyzed the relative standalone contribution of AIF and MFIC to various pro forma balance sheet and income statement items and the combined market capitalization of the combined entity. This analysis did not include purchase accounting adjustments or adjustment for the AIF Stockholder Payment of $0.25 per outstanding share of AIF Common Stock. To perform this analysis, KBW used (a) historical balance sheet and income statement information for AIF and MFIC as of and for the 12-month periods ended June 30, 2023 and September 30, 2023, (b) financial forecasts and projections of AIF and MFIC provided by AIF, and (c) the closing prices of AIF Common Stock and MFIC Common Stock on November 3, 2023. The results of KBW’s analysis are set forth in the following table, which also compares the results of KBW’s analysis with the implied pro forma ownership percentages of AIF Stockholders and MFIC Stockholders in the combined company based on the assumed AIF Exchange Ratio of 0.9577x:

	AIF as a % of Total	MFIC as a % of Total
Pro Forma Ownership
Based on Assumed AIF Exchange Ratio of 0.9577x	17.5%	82.5%
Balance Sheet
June 30, 2023 Total Assets	11.8%	88.2%
June 30, 2023 Investments	11.6%	88.4%
June 30, 2023 Total Debt	7.5%	92.5%
September 30, 2023 Net Assets	17.5%	82.5%
Income Statement
12 Months Ended June 30, 2023 Net Investment Income	16.3%	83.7%
12 Months Ended September 30, 2023 Net Investment Income	16.5%	83.5%
Calendar Year 2024 Estimated Net Investment Income	16.6%	83.4%
Calendar Year 2025Estimated Net Investment Income	17.0%	83.0%
Market Capitalization
Pre-Deal Market Capitalization	17.8%	82.2%

Potential Net Investment Income and Dividend Per Share Accretion. Using financial and operating forecasts and projections of AIF, on a standalone basis, and financial and operating forecasts and projections of MFIC (both on a standalone basis and on a pro forma combined basis reflecting pro forma assumptions (including, without limitation, the cost savings and revenue enhancements expected to result or be derived from the transaction)), provided by AIF, KBW analyzed the potential financial impact of the AIF Mergers on certain projected financial results of MFIC. This analysis indicated the proposed AIF Mergers could be dilutive to each of MFIC’s calendar year 2024 estimated net investment income per share and estimated dividend per share and accretive to each of MFIC’s calendar year 2025, calendar year 2026, calendar year 2027 and calendar year 2028 estimated net investment income per share and estimated dividend per share. This analysis also indicated that, for illustrative purposes based on MFIC’s projected pro forma financial results attributable to a share of AIF Common Stock using the assumed exchange ratio of 0.9577x, the proposed AIF Mergers could be accretive to each of AIF’s calendar year 2024, calendar year 2025, calendar year 2026, calendar year 2027 and calendar year 2028 estimated net investment income per share and estimated dividend per share. For all of the above analysis, the actual results achieved by MFIC following the proposed AIF Mergers may vary from the projected results, and the variations may be material.

Miscellaneous. KBW acted as financial advisor to the AIF Special Committee in connection with the AIF Mergers and did not act as an advisor to or agent of any other person in connection with the AIF Mergers. As part of its investment banking business, KBW is regularly engaged in the valuation of closed-end management investment company and business development company securities in connection with acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. In the ordinary course of KBW and its affiliates’ broker-dealer businesses (and further to an existing sales and trading relationship between a KBW broker-dealer affiliate and AGM), KBW and its affiliates may from time to time purchase securities from, and sell securities to, AIF and MFIC. In addition, as market makers in securities, KBW and its affiliates may from time to time have a long or short position in, and buy or sell, debt or equity securities of AIF or MFIC for its and their own respective accounts and for the accounts of its and their respective customers and clients. KBW employees may also from time to time maintain individual positions in MFIC. As the AIF Special Committee was previously informed by KBW, such positions currently include an individual position in shares of MFIC Common Stock held by a senior member of the KBW advisory team providing services to the AIF Special Committee in connection with the proposed AIF Mergers. As the AIF Special Committee was also previously aware, KBW is acting as financial advisor to the AFT Special Committee in connection with the AFT Mergers.

Pursuant to its engagement agreement with KBW, AIF agreed to pay KBW cash fees of $650,000 in the aggregate in consideration for acting as financial advisor to the AIF Special Committee in connection with the AIF Mergers, $162,500 of which became payable with the rendering of KBW’s opinion to the AIF Special Committee and $487,500 of which is contingent upon the consummation of the AIF Mergers. AIF also agreed to reimburse KBW for reasonable out-of-pocket expenses and disbursements incurred in connection with its engagement and to indemnify KBW against certain liabilities relating to or arising out of KBW’s engagement or KBW’s role in connection therewith.

Other than in connection with the present engagement, during the two years preceding the date of KBW’s opinion, KBW did not provide investment banking or financial advisory services to AIF. During the two years preceding the date of KBW’s opinion, KBW did not provide investment banking or financial advisory services to MFIC. During the two years preceding the date of KBW’s opinion, KBW did not provide investment banking or financial advisory services to MFIC Adviser. KBW may in the future provide investment banking and financial advisory services to AIF, MFIC or MFIC Adviser and receive compensation for such services.

Other Matters

Pursuant to the MFIC, AFT and AIF Bylaws, only the matters set forth in the notice of special meeting may be brought before the special meeting. Accordingly, no other matter may properly come before the MFIC Special Meeting, AFT Special Meeting or the AIF Special Meeting.

Regulatory Approvals Required for the Mergers

The obligations of MFIC and AFT to complete the AFT Mergers are subject to the satisfaction or waiver of certain conditions, including the condition that all regulatory approvals required by law to consummate the transactions contemplated by the AFT Merger Agreement, including the AFT Mergers, have been obtained and remain in full force and effect, and all statutory waiting periods required by applicable law in respect thereof have expired (including expiration of the applicable waiting period under the HSR Act). MFIC and AFT have agreed to cooperate with each other and use their reasonable best efforts to obtain all licenses, permits, variances, exemptions, approvals, qualifications or orders from any governmental or regulatory authority necessary to consummate the AFT Mergers.

Likewise, the obligations of MFIC and AIF to complete the AIF Mergers are subject to the satisfaction or waiver of certain conditions, including the condition that all regulatory approvals required by law to consummate the transactions contemplated by the AIF Merger Agreement, including the AIF Mergers, have been obtained and remain in full force and effect, and all statutory waiting periods required by applicable law in respect thereof have expired (including expiration of the applicable waiting period under the HSR Act). MFIC and AIF have agreed to cooperate with each other and use their reasonable best efforts to obtain all licenses, permits, variances, exemptions, approvals, qualifications or orders from any governmental or regulatory authority necessary to consummate the AIF Mergers.

There can be no assurance that such regulatory approvals will be obtained, that such approvals will be received on a timely basis or that such approvals will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following completion of the Mergers.

Third Party Consents Required for the Mergers

Under the AFT Merger Agreement, MFIC and AFT have agreed to cooperate with each other and use reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary, including to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings (including any required applications, notices or other filings under the HSR Act), to obtain as promptly as practicable all permits of all governmental entities and all permits, consents, approvals, confirmations and authorizations of all third parties, in each case, that are necessary or advisable, to consummate the transactions contemplated by the AFT Merger Agreement (including the AFT Mergers) in the most expeditious manner practicable, and to comply with the terms and conditions of all such permits, consents, approvals and authorizations of all such third parties and governmental entities.

Likewise, under the AIF Merger Agreement, MFIC and AIF have agreed to cooperate with each other and use reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary, including to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings (including any required applications, notices or other filings under the HSR Act), to obtain as promptly as practicable all permits of all governmental entities and all permits, consents, approvals, confirmations and authorizations of all third parties, in each case, that are necessary or advisable, to consummate the transactions contemplated by the AIF Merger Agreement (including the AIF Mergers) in the most expeditious manner practicable, and to comply with the terms and conditions of all such permits, consents, approvals and authorizations of all such third parties and governmental entities.

There can be no assurance that any permits, consents, approvals, confirmations or authorizations will be obtained or that such permits, consents, approvals, confirmations or authorizations will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following the Mergers.

DESCRIPTION OF THE AFT MERGER AGREEMENT

The following summary, which includes the material terms of the AFT Merger Agreement, is qualified by reference to the complete text of the AFT Merger Agreement, which is attached as Annex A to this joint proxy statement/prospectus. This summary does not purport to be complete and may not contain all of the information about the AFT Merger Agreement that is important to you. MFIC and AFT encourage you to read the AFT Merger Agreement carefully and in its entirety.

Structure of the AFT Mergers

Subject to the terms and conditions of the AFT Merger Agreement, at the AFT Effective Time, AFT Merger Sub will be merged with and into AFT. AFT will be the surviving company and will continue its existence as a corporation under the laws of the State of Maryland. As of the AFT Effective Time, the separate corporate existence of AFT Merger Sub will cease. Immediately after the occurrence of the AFT Effective Time, in the AFT Second Merger, the surviving company will merge with and into MFIC in accordance with the Maryland General Corporation Law (the “MGCL”), with MFIC continuing as the surviving company.

AFT Closing; Completion of the AFT Mergers

It is currently expected that the AFT Mergers will be completed promptly following receipt of the required stockholder approvals at the MFIC Special Meeting and the AFT Special Meeting and satisfaction or waiver of the other AFT Closing conditions set forth in the AFT Merger Agreement.

On the terms and subject to the conditions set forth in the AFT Merger Agreement, the AFT Closing will take place by remote communication and by the exchange of signatures by electronic transmission on the date that is three (3) business days after the satisfaction or waiver of the latest to occur of the conditions to AFT Closing set forth in the AFT Merger Agreement (other than those conditions that by their nature are to be satisfied at the AFT Closing, but subject to the satisfaction or waiver of such conditions), unless otherwise agreed in writing by the parties to the AFT Merger Agreement.

The AFT First Merger will become effective as set forth in the articles of merger that will be filed with, and accepted for record by, the State Department of Assessments and Taxation of Maryland. The AFT Second Merger will become effective as set forth in the articles of merger that will be filed with, and accepted for record by, the State Department of Assessments and Taxation of Maryland.

Assuming approval of the proposals presented at the MFIC Special Meeting and the AFT Special Meeting and the other conditions to the AFT Closing are satisfied or waived, MFIC and AFT expect to complete the AFT Mergers by the first half of 2024.

AFT Merger Consideration

At the AFT Effective Time, each share of AFT Common Stock issued and outstanding immediately prior to the AFT Effective Time, other than any shares of AFT Common Stock that are issued and outstanding and are owned by MFIC or any of its consolidated subsidiaries prior to the AFT Effective Time, which will be cancelled with no consideration exchanged therefor (the “AFT Cancelled Shares”), will be converted into the right to receive a number of shares of MFIC Common Stock equal to the AFT Exchange Ratio (cash will be paid in lieu of fractional shares).

As of the AFT Determination Date, each of AFT and MFIC will deliver to the other a calculation of its NAV as of such date, in each case using the same set of assumptions, methodologies and adjustments as has been historically used in preparing such calculation. Based on such calculations, the parties will calculate the AFT Per Share NAV and the AFT Merger MFIC Per Share NAV. The “AFT Exchange Ratio” will be equal to the quotient (rounded to four decimal places) of (i) the AFT Per Share NAV divided by (ii) the AFT Merger MFIC Per Share NAV.

AFT and MFIC will update and redeliver the Closing AFT Net Asset Value or the Closing AFT Merger MFIC Net Asset Value, respectively, in the event that the AFT Closing is subsequently materially delayed or there is a material change to such calculation between the AFT Determination Date and the AFT Closing and as needed to ensure that the calculation is determined within 48 hours (excluding Sundays and holidays) prior to the AFT Effective Time.

Each of AFT and MFIC will use the portfolio valuation policies and procedures approved by the AFT Board or the MFIC Board, as applicable, for valuing the securities and other assets of AFT or MFIC, as applicable, as of September 30, 2023, unless otherwise agreed by each of the MFIC Board and the AFT Board.

The AFT Exchange Ratio will be appropriately adjusted (to the extent not already taken into account in determining the Closing AFT Net Asset Value and/or the Closing AFT Merger MFIC Net Asset Value, as applicable) if, between the AFT Determination Date and the AFT Effective Time, the respective outstanding shares of MFIC Common Stock or AFT Common Stock have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities will be authorized and declared with a record date within such period.

No certificates or scrip representing fractional shares of MFIC Common Stock will be issued upon the conversion of AFT Common Stock into the right to receive shares of MFIC Common Stock. In lieu of any such fractional shares, each AFT Stockholder who would otherwise be entitled to such fractional shares will be entitled to an amount in cash, without interest, rounded down to the nearest cent, equal to the product of (i) the amount of the fractional share interest in a share of MFIC Common Stock to which such holder would otherwise be entitled, as so rounded pursuant to the immediately following sentence, and (ii) the volume-weighted average trading price of a share of MFIC Common Stock on NASDAQ for the five (5) consecutive trading days ending on the third trading day preceding the AFT Closing Date. All fractional shares to which a single AFT Stockholder as of immediately prior to the AFT Effective Time would be otherwise entitled to receive will be aggregated and calculations will be rounded to three (3) decimal places.

Conversion of Shares of AFT Common Stock; Exchange of AFT Certificates or AFT Book-Entry Shares

At the AFT Effective Time, each share of AFT Common Stock issued and outstanding immediately prior to the AFT Effective Time (other than AFT Cancelled Shares) will be converted into the right to receive the AFT Merger Consideration. Each such share of AFT Common Stock will no longer be outstanding and will be automatically cancelled and cease to exist as of the AFT Effective Time, and each holder of a certificate (“AFT Certificate”) or a book-entry share (“AFT Book-Entry Share”) that immediately prior to the AFT Effective Time represented an outstanding share of AFT Common Stock, will cease to have any rights with respect to such AFT Certificate or AFT Book-Entry Share other than the right to receive the AFT Merger Consideration and any dividends or other distributions payable in accordance with the terms of the AFT Merger Agreement upon surrender of such AFT Certificate or AFT Book-Entry Share in accordance with the terms of the AFT Merger Agreement.

If any AFT Certificate was lost, stolen or destroyed, the holder, upon the making of an affidavit of that fact by claiming such AFT Certificate to be lost, stolen or destroyed and, if required by AFT or MFIC, the posting by the holder of a bond, in a reasonable amount as AFT or MFIC may direct, as indemnity against any claim that may be made against it with respect to such AFT Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed AFT Certificate, the AFT Merger Consideration to which the holder thereof is entitled under terms of the AFT Merger Agreement.

After the AFT Effective Time, the stock transfer books of AFT will be closed, and there will be no further transfers on the stock transfer books of AFT of the shares of AFT Common Stock that were issued and outstanding immediately prior to the AFT Effective Time.

Letter of Transmittal

As promptly as practicable following the AFT Effective Time and in any event not later than the second business day thereafter, MFIC will cause an exchange agent that is appointed prior to the AFT Closing (the “Exchange Agent”) to mail to each holder of record of an AFT Certificate or an AFT Book-Entry Share that immediately prior to the AFT Effective Time represented an outstanding share of AFT Common Stock: (i) a letter of transmittal, which will specify that delivery will be effected, and risk of loss and title to the AFT Certificate or AFT Book-Entry Share will pass only upon proper delivery of the AFT Certificate (or an affidavit of loss in lieu thereof) or the surrender of such AFT Book-Entry Share to the Exchange Agent (which will be deemed to have been effected upon the delivery of a customary “agent’s message” with respect to such AFT Book-Entry Share or other such reasonable evidence, if any, of such surrender as the Exchange Agent might reasonably request), as applicable, which will be in the form and have such other provisions as MFIC and AFT may reasonably specify (such letter of transmittal, the “Letter of Transmittal”) and (ii) instructions for use in effecting the surrender of AFT Certificates (or affidavits of loss in lieu thereof) or AFT Book-Entry Shares in exchange for (A) the number of shares of MFIC Common Stock representing, in the aggregate, the whole number of shares that such holder has the right to receive in respect of such AFT Certificates or AFT Book-Entry Shares, (B) any dividends or other distributions payable and (C) any cash in lieu of fractional shares of MFIC Common Stock payable pursuant to the terms of the AFT Merger Agreement.

Upon surrender to the Exchange Agent of shares of AFT Common Stock that (i) are represented by AFT Certificates, by physical surrender of such AFT Certificates (or affidavits of loss in lieu thereof) together with a Letter of Transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be required pursuant to such instructions, or (ii) are AFT Book-Entry Shares, by book-receipt of an “agent’s message” by the Exchange Agent in connection with the surrender of such AFT Book-Entry Shares (or such other reasonable evidence, if any, of surrender with respect to such AFT Book-Entry Shares as the Exchange Agent may reasonably request), in each case, the holder of such AFT Certificates or AFT Book-Entry Shares will be entitled to receive in exchange therefor, and MFIC will cause the Exchange Agent to pay and deliver in exchange thereof as promptly as practicable (A) the number of shares of MFIC Common Stock representing, in the aggregate, the whole number of shares that such holder has the right to receive in respect of such AFT Certificates or AFT Book-Entry Shares, (B) any dividends or other distributions payable and (C) any cash in lieu of fractional shares of MFIC Common Stock payable pursuant to the terms of the AFT Merger Agreement, and the AFT Certificates (or affidavits of loss in lieu thereof) or AFT Book-Entry Shares so surrendered will be forthwith canceled. The Exchange Agent will accept such AFT Certificates (or affidavits of loss in lieu thereof) or AFT Book-Entry Shares upon compliance with such reasonable terms and conditions as the Exchange Agent may impose to effect an orderly exchange thereof in accordance with normal exchange practices. No interest will be paid or accrued for the benefit of holders of AFT Certificates or AFT Book-Entry Shares on the cash payable upon the surrender of the AFT Certificates or AFT Book-Entry Shares.

Withholding

MFIC, the Exchange Agent, MFIC Adviser, the Payment Agent and each of their respective affiliates and agents, as applicable, will be entitled to deduct and withhold from any amounts payable to any holder of AFT Common Stock, Eligible AFT Common Stock (as defined below) or MFIC Common Stock such amounts as it determines in good faith are required to be deducted and withheld with respect to the making of such payment under applicable tax laws. To the extent that amounts are withheld and paid over to the appropriate governmental entity, such withheld amounts will be treated as having been paid to AFT Stockholders from whom they were withheld.

Representations and Warranties

The AFT Merger Agreement contains representations and warranties by each of MFIC and AFT Merger Sub, on the one hand, and AFT, on the other hand, subject to specified exceptions and qualifications, relating to, among other things:

•	corporate organization and qualification, including with respect to consolidated subsidiaries;

•	capitalization and subsidiaries;

•

power and authority to execute, deliver and perform obligations under the AFT Merger Agreement, and the absence of violations of (1) organizational documents, (2) laws or orders or (3) permits, contracts or other obligations;

•	required government filings and consents;

•	SEC reports;

•	financial statements, including the status of internal controls and disclosure controls and procedures;

•	broker’s fees;

•	absence of certain changes and actions since AFT’s and MFIC’s last semiannual and quarterly reports, respectively, filed with the SEC;

•	compliance with applicable laws, maintenance of appropriate permits and no disqualifications of affiliated persons;

•	the accuracy and completeness of information supplied for inclusion in this joint proxy statement/prospectus and the registration statement of which this joint proxy statement/prospectus forms a part;

•	tax matters;

•	absence of certain litigation, orders or investigations;

•	employment and labor matters, including with respect to the absence of employees and employee benefit plans;

•	material contracts and certain other types of contracts;

•	insurance coverage;

•	intellectual property matters;

•	no real property ownership or leases;

•	investment assets;

•	state takeover laws;

•	solely in the case of AFT, absence of dissenters’ rights, appraisal rights or rights of an objecting stockholder;

•	opinions of the financial advisor to the MFIC Special Committee and the financial advisor to the AFT Special Committee; and

•	bankruptcy matters.

The AFT Merger Agreement contains representations and warranties by MFIC Adviser, subject to specified exceptions and qualifications, relating to:

•	organization and qualification;

•

power and authority to execute, deliver and perform obligations under the AFT Merger Agreement, and the absence of violations of (1) organizational documents, (2) laws or orders or (3) permits, contracts or other obligations;

•	compliance with applicable laws and maintenance of appropriate permits;

•	absence of certain litigation, orders or investigations;

•

the accuracy of information supplied or to be supplied by MFIC Adviser for inclusion in this joint proxy statement/prospectus and the registration statement of which this joint proxy statement/prospectus forms a part; and

•	the financial resources of MFIC Adviser.

These representations and warranties were made as of specific dates, may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the AFT Merger Agreement and may have been included in the AFT Merger Agreement for the purpose of allocating risk between the parties rather than to establish matters as facts. The AFT Merger Agreement is described in, and included as Annex A to, this document only to provide you with information regarding its terms and conditions and not to provide any other factual information regarding the parties or their respective businesses. Accordingly, the representations and warranties and other provisions of the AFT Merger Agreement should not be read alone, but instead should be read only in conjunction with the information provided elsewhere in this document.

For purposes of the AFT Merger Agreement, “material adverse effect” with respect to MFIC, AFT or MFIC Adviser, as applicable, means any event, development, change, effect or occurrence that is, or would reasonably be expected to be, individually or in the aggregate, materially adverse to (1) the business, operations, condition (financial or otherwise) or results of operations of such party and its consolidated subsidiaries, taken as a whole, or (2) the ability of such party to timely perform its material obligations under the AFT Merger Agreement or consummate the AFT Mergers and the other transactions contemplated thereby. None of the following events, developments, changes, effects or occurrences will constitute or be taken into account in determining whether a material adverse effect has occurred or is reasonably expected to occur with respect to clause (1) in the immediately preceding sentence:

•

changes in general economic, social or political conditions or financial markets in general, including the commencement or escalation of a war, armed hostilities or other material international or national calamity or acts of terrorism or earthquakes, hurricanes, other natural disasters or acts of God, COVID-19 or any other pandemic (including the impact on economies generally and the results of any actions taken by governmental entities in response thereto);

•	general changes or developments in the industries in which such party and its consolidated subsidiaries operate, including general changes in law across such industries;

•	the announcement of the AFT Merger Agreement or the transactions contemplated thereby or the identities of the parties to the AFT Merger Agreement; and

•

the failure to meet internal or public projections or forecasts for any period, or any decline in the price of shares of AFT Common Stock on NYSE or MFIC Common Stock on NASDAQ or trading volume of AFT Common Stock or MFIC Common Stock (provided that the underlying cause of such failure will be considered in determining whether there is a material adverse effect).

The events, developments, changes, effects and occurrences set forth in the first two bullets in the immediately preceding paragraph will otherwise be taken into account in determining whether a material adverse effect has occurred to the extent such events, developments, changes, effects or occurrences have a materially disproportionate adverse impact on such party and its consolidated subsidiaries, taken as whole, relative to other participants of similar sizes engaged in the industries in which such party conducts its businesses.

Conduct of Business Pending Completion of the AFT Mergers

Each of MFIC and AFT has agreed that, until the earlier of the AFT Effective Time and the date, if any, on which the AFT Merger Agreement is terminated, except as may be required by law, as expressly permitted by the AFT Merger Agreement or with the prior written consent of MFIC (with respect to AFT) and AFT (with respect to MFIC), which prior written consent will not be unreasonably delayed, conditioned or withheld, it will, and will cause each of its consolidated subsidiaries to, conduct its business in the ordinary course of business and consistent with past practice and each of AFT’s and MFIC’s investment objectives and policies as publicly disclosed, respectively, and use reasonable best efforts to maintain and preserve intact its business organization and existing business relationships.

In addition, until the earlier of the AFT Effective Time and the date, if any, on which the AFT Merger Agreement is terminated, each of MFIC and AFT has agreed that, except as may be required by law, as expressly permitted by the AFT Merger Agreement or as previously disclosed, and acting in a manner consistent with the immediately preceding paragraph, it will not, and will not permit any of its consolidated subsidiaries to, directly or indirectly, without the prior written consent of AFT or MFIC, as applicable (which prior written consent will not be unreasonably delayed, conditioned or withheld):

•

other than pursuant to its dividend reinvestment plan as in effect as of the date of the AFT Merger Agreement, issue, deliver, sell or grant, or encumber or pledge, or authorize the creation of (i) any shares of its capital stock, (ii) any voting debt or other voting securities or (iii) any securities convertible into or exercisable or exchangeable for, or any other rights to acquire, any such shares or other securities;

•

make, authorize, declare, pay or set aside any dividend in respect of, or declare or make any distribution on, any shares of its capital stock, except for (A) the authorization, announcement and payment of regular cash distributions payable on a monthly or quarterly basis, as applicable, consistent with past practices and its investment objectives and policies as publicly disclosed, (B) the authorization and payment of any dividend or distribution necessary for it to maintain its qualification as a RIC or avoid the imposition of any income or excise tax (an “AFT Tax Dividend”) or (C) dividends payable by any of its direct or indirect wholly owned consolidated subsidiaries to it or another direct or indirect wholly owned consolidated subsidiary; (ii) adjust, split, combine, reclassify or take similar action with respect to any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock; or (iii) purchase, redeem or otherwise acquire, any shares of its capital stock or any rights, warrants or options to acquire, or securities convertible into, such capital stock;

•

sell, transfer, lease, mortgage, encumber or otherwise dispose of any of its assets or properties, except for (i) sales, transfers, leases, mortgages, encumbrances or other dispositions in the ordinary course of business consistent with past practice and its investment objectives and policies as publicly disclosed, or (ii) encumbrances required to secure permitted indebtedness of it or any of its consolidated subsidiaries;

•

acquire or agree to acquire all or any portion of the assets, business or properties of any other person or entity, whether by merger, consolidation, purchase or otherwise or make any other investments, except in a transaction conducted in the ordinary course of business consistent with its investment objectives and policies as publicly disclosed;

•	amend any of its governing documents or similar governing documents of any of its consolidated subsidiaries;

•

implement or adopt any material change in its tax or financial accounting principles, practices or methods, other than as required by applicable law, GAAP, the SEC or applicable regulatory requirements;

•

take any action or knowingly fail to take any action that would, or would reasonably be expected to (i) materially delay or materially impede the ability of the parties to consummate the transactions contemplated by the AFT Merger Agreement or (ii) prevent the AFT Mergers from qualifying as a “reorganization” under Section 368(a) of the Code, provided that the foregoing will not preclude it from declaring or paying any AFT Tax Dividend on or before the AFT Closing Date;

•

incur any indebtedness for borrowed money or guarantee any indebtedness of another person or entity, except for (i) draw-downs with respect to any previously disclosed financing arrangements existing as of the date of the AFT Merger Agreement and obligations to fund commitments to companies or portfolio companies, as applicable, entered into in the ordinary course of business and (ii) indebtedness that is otherwise permitted pursuant to the terms of the AFT Merger Agreement;

•	make or agree to make any new capital expenditure, other than obligations to fund commitments to companies or portfolio companies, as applicable, entered into in the ordinary course of business;

•

file or amend any material tax return other than in the ordinary course of business and consistent with past practice and its investment objectives and policies as publicly disclosed; make, change or revoke any material tax election; or settle or compromise any material tax liability or refund;

•	take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause it to fail to qualify or not be subject to tax as a RIC;

•

enter into any new line of business (except for any companies or portfolio companies, as applicable, in which it or any of its consolidated subsidiaries has made a debt or equity investment that is, would or should be reflected in the schedule of investments included in its quarterly, semi-annual or annual periodic reports, as applicable, that are filed with the SEC);

•

other than in the ordinary course of business consistent with past practice and its investment objectives and policies as publicly disclosed, or, except as otherwise permitted pursuant to the terms of the AFT Merger Agreement, enter into any material contract;

•

other than in the ordinary course of business consistent with past practice and its investment objectives and policies as publicly disclosed, terminate, cancel, renew or agree to any material amendment of, change in or waiver under any material contract (other than material contracts related to indebtedness permitted pursuant to the terms of the AFT Merger Agreement);

•

settle any proceeding against it, except for proceedings that (i) are settled in the ordinary course of business consistent with past practice and its investment objectives and policies as publicly disclosed, in an amount not in excess of $2,500,000 in the aggregate (after reduction by any insurance proceeds actually received), (ii) would not impose any material restriction on the conduct of business of it or any of its consolidated subsidiaries or, after the AFT Effective Time, in the case of AFT, MFIC, the surviving company or any of their consolidated subsidiaries, and (iii) would not admit liability, guilt or fault;

•

except as otherwise expressly contemplated by the AFT Merger Agreement, merge or consolidate it or any of its consolidated subsidiaries with any person or entity or enter into any other similar extraordinary corporate transaction, or adopt, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of it or any of its consolidated subsidiaries;

•	with respect to AFT, acquire, or agree to acquire, any MFIC Common Stock, and with respect to MFIC, acquire, or agree to acquire, any AFT Common Stock (other than pursuant to the AFT Mergers); or

•	agree to take, make any commitment to take, or adopt any resolutions of its board of directors authorizing, any of the foregoing actions.

Additional Agreements

Further Assurances; Regulatory Matters

The AFT Merger Agreement contains covenants relating to the preparation of this document, the holding of the MFIC Special Meeting and the AFT Special Meeting and obtaining certain regulatory and third party consents. The AFT Merger Agreement obligates the parties to cooperate with each other and use reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary, including to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings, to obtain as promptly as practicable all permits of all governmental entities and all permits, consents, approvals, confirmations and authorizations of all third parties, in each case, that are necessary or advisable, to consummate the transactions contemplated by the AFT Merger Agreement (including the AFT Mergers) in the most expeditious manner practicable, and to comply with the terms and conditions of all such permits, consents, approvals and authorizations of all such third parties and governmental entities.

The parties are required to file any required applications, notices or other filings under the HSR Act as promptly as practicable. In connection with such filings, the parties are required to use reasonable best efforts to cooperate with one another, to keep the other party informed of any communications received from governmental entities and permit the other party to review such communications. The parties must consult with each other with respect to the obtaining of all permits, consents, approvals and authorizations of all third parties and permits of all governmental entities necessary or advisable to consummate the transactions contemplated by the AFT Merger Agreement, and each party must keep the other reasonably apprised of the status of matters relating to completion of the transactions contemplated by the AFT Merger Agreement. The parties and their consolidated subsidiaries are not required to make payments or provide other consideration for the repayment, restructuring or amendment of terms of indebtedness in connection with the transactions contemplated by the AFT Merger Agreement (including the AFT Mergers), other than any consent fees that were previously disclosed.

AFT Stockholder Approval; MFIC Stockholder Approval

AFT has agreed to hold the AFT Special Meeting as promptly as practicable following the effectiveness of the registration statement of which this joint proxy statement/prospectus forms a part for the purpose of obtaining the approval of AFT Stockholders of the AFT Merger Proposal. AFT will be required to use its reasonable best efforts to obtain from AFT Stockholders the vote required to approve the AFT Merger Proposal. Notwithstanding any AFT Adverse Recommendation Change, these obligations of AFT will not be affected by the commencement, public proposal, public disclosure or communication of any AFT Merger Takeover Proposal (as defined below) (whether or not an AFT Superior Proposal).

Similarly, MFIC has agreed to hold the MFIC Special Meeting as promptly as practicable following the effectiveness of the registration statement of which this joint proxy statement/prospectus forms a part for the purpose of obtaining the approval of the MFIC Share Issuance Proposal. MFIC will be required to use its reasonable best efforts to obtain from MFIC Stockholders the vote required to approve the MFIC Share Issuance Proposal. Notwithstanding any AFT Merger MFIC Adverse Recommendation Change (as defined below), these obligations of MFIC will not be affected by the commencement, public proposal, public disclosure or communication of any AFT Merger Takeover Proposal (whether or not an AFT Merger MFIC Superior Proposal (as defined below)).

Indemnification

MFIC has agreed, following the AFT Effective Time, to the fullest extent permitted under applicable law, to indemnify, defend and hold harmless and advance expenses to the present and former directors and officers of AFT or any of its consolidated subsidiaries (in each case, when acting in such capacity) (collectively, the “AFT D&O Indemnified Parties”) against all costs or expenses (including, but not limited to, reasonable attorneys’ fees actually incurred, reasonable experts’ fees, reasonable travel expenses, court costs, transcript fees and telecommunications, postage and courier charges), judgments, fines, losses, claims, damages, penalties, amounts paid in settlement or other liabilities incurred in connection with any proceeding arising out of actions or omissions occurring at or prior to the AFT Effective Time (including in connection with the transactions contemplated by the AFT Merger Agreement). If an indemnified liability arises, (i) MFIC has agreed to advance to the applicable AFT D&O Indemnified Party, upon request, reimbursement of documented expenses reasonably and actually incurred to the fullest extent permitted under applicable law (so long as such AFT D&O Indemnified Party, or someone on his or her behalf, undertakes to repay such advances if he or she is ultimately determined to be not entitled to indemnification and such AFT D&O Indemnified Party complies with other applicable provisions imposed under the Investment Company Act and interpretations thereof by the SEC or its staff) and (ii) MFIC and the applicable AFT D&O Indemnified Party will cooperate in the defense of such matter.

No Solicitation

Each of AFT and MFIC has agreed to, and to cause its affiliates, consolidated subsidiaries, and its and each of their respective officers, directors, trustees, managers, employees, consultants, financial advisors, attorneys, accountants and other advisors, representatives and agents (collectively, “Representatives”) to, immediately cease and cause to be terminated all discussions or negotiations with any person that may be ongoing with respect to, or that are intended to or could reasonably be expected to lead to, an “AFT Merger Takeover Proposal” (as described below), and demand the immediate return or destruction (which destruction will be certified in writing to AFT or MFIC, as applicable) of all confidential information previously furnished to such person (other than AFT, MFIC or their respective affiliates or Representatives) with respect to any AFT Merger Takeover Proposal. Prior to the AFT Effective Time, subject to certain exceptions described below, each of AFT and MFIC has agreed not to, and to cause its respective affiliates, consolidated subsidiaries and its and their respective Representatives not to: (i) directly or indirectly solicit, initiate, induce, encourage or take any other action (including by providing information) designed to, or which could reasonably be expected to, facilitate any inquiries or the making or submission or implementation of any proposal or offer (including any proposal or offer to its stockholders) with respect to any AFT Merger Takeover Proposal; (ii) approve, publicly endorse or recommend or enter into any agreement, arrangement, discussions or understandings with respect to any AFT Merger Takeover Proposal (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) or enter into any contract or understanding (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) requiring it to abandon, terminate or fail to consummate, or that is intended to or that could reasonably be expected to result in the abandonment of, termination of or failure to consummate, or that is intended to or that could reasonably be expected to result in the abandonment of, termination of or failure to consummate, the AFT Mergers or any other transaction contemplated by the AFT Merger Agreement; (iii) initiate or participate in any way in any negotiations or discussions regarding, or furnish or disclose to any person or entity (other than MFIC, AFT and their respective affiliates or Representatives) any information with respect to, or take any other action to facilitate or in furtherance of any inquiries or the making of any proposal that constitutes, or could reasonably be expected to lead to, any AFT Merger Takeover Proposal; (iv) publicly propose or publicly announce an intention to take any of the foregoing actions; or (v) grant any (x) approval pursuant to any takeover statute to any person or entity (other than MFIC, AFT or their respective affiliates) or with respect to any transaction (other than the transactions contemplated by the AFT Merger Agreement) or (y), unless required by the applicable standard of conduct, waive or release under any standstill or any similar agreement with respect to equity securities of AFT or MFIC; provided, that, notwithstanding the foregoing, AFT and MFIC (A) may inform persons or entities of the foregoing restrictions, and (B) are permitted to grant a waiver of, or terminate, any “standstill” or similar obligation of any third party with respect to equity securities of AFT or MFIC, as applicable, in order to allow such third party to confidentially submit an AFT Merger Takeover Proposal. Each of MFIC and AFT has agreed to, as promptly as reasonably practicable (and in any event within twenty-four (24) hours after receipt) (i) notify the other party in writing of any request for information or any AFT Merger Takeover Proposal and the terms and conditions of such request, AFT Merger Takeover Proposal or inquiry (including the identity of the person or entity (or group of persons or entities) making such request, AFT Merger Takeover Proposal or inquiry) and (ii) provide to the other party copies of any written materials received by AFT, MFIC or their respective affiliates or Representatives in connection with any of the foregoing, and the identity of the person or entity (or group of persons or entities) making any such request, AFT Merger Takeover Proposal or inquiry or with whom any discussions or negotiations are taking place. Each of AFT and MFIC has agreed to keep the other party informed on a reasonably current basis (and in any event within twenty-four (24) hours after receipt) of the status and the material terms and conditions (including amendments or proposed amendments) of any such request, AFT Merger Takeover Proposal or inquiry and keep the other party informed on a reasonably current basis of any information requested of or provided by AFT or MFIC and as to the status of all discussions or negotiations with respect to any such request, AFT Merger Takeover Proposal or inquiry.

AFT Merger Takeover Proposals

AFT Proposals

If, prior to the AFT Special Meeting, (i) AFT receives an unsolicited bona fide AFT Merger Takeover Proposal from a third party (under circumstances in which AFT has complied in all material respects with the obligations described under “No Solicitation” above) and (ii) the AFT Board, including a majority of the AFT Independent Directors, determines in good faith, after consultation with its outside legal counsel and, with respect to financial matters, its financial advisor, that (x) failure to consider such AFT Merger Takeover Proposal would be a breach of the standard of conduct applicable to the AFT Board and (y) such AFT Merger Takeover Proposal constitutes or is reasonably likely to result in an “AFT Superior Proposal” (as described below), then, so long as certain notice and other procedural requirements are satisfied (including providing notice to MFIC within twenty-four (24) hours after determining that an AFT Merger Takeover Proposal constitutes a AFT Superior Proposal), AFT may engage in discussions and negotiations with such third party and provide information in response to a request therefor by such third party if AFT (A) receives from the third party an executed confidentiality agreement with customary terms (but need not contain any standstill provisions) and (B) provides MFIC a copy of all such information that has not previously been delivered to MFIC simultaneously with delivery to such third party (or its Representatives or affiliates).

In addition, prior to the AFT Special Meeting, AFT may take other actions if the AFT Board, including a majority of the AFT Independent Directors, determines, after consultation with its outside legal counsel and after compliance with its obligations under the AFT Merger Agreement in connection with the receipt of an unsolicited bona fide AFT Merger Takeover Proposal, that the continued recommendation of the approval of the AFT Merger Proposal to AFT Stockholders would be a breach of the standard of conduct applicable to the AFT Board as a result of an AFT Superior Proposal, including (A) withdrawing or qualifying (or modifying or amending in a manner adverse to MFIC), or publicly proposing to withdraw or qualify (or modify or amend in a manner adverse to MFIC), the recommendation of the AFT Board that AFT Stockholders approve the AFT Merger Proposal, or (B) failing to include such recommendation in this joint proxy statement/prospectus (an “AFT Adverse Recommendation Change”). AFT may terminate the AFT Merger Agreement and enter into an agreement with a third party who has made a AFT Superior Proposal, subject to negotiating with MFIC in good faith to amend the AFT Merger Agreement so that the AFT Superior Proposal ceases to constitute an AFT Superior Proposal and satisfying certain other procedural requirements. Other than in connection with an AFT Merger Takeover Proposal, nothing in the AFT Merger Agreement will prohibit or restrict the AFT Board from effectuating an AFT Adverse Recommendation Change in response to an AFT Merger Intervening Event, subject to the procedures set forth in the AFT Merger Agreement.

Other than as described above, neither AFT nor the AFT Board may make any AFT Adverse Recommendation Change or terminate the AFT Merger Agreement to enter into a definitive agreement with respect to an AFT Superior Proposal, and no AFT Adverse Recommendation Change will change the approval of the AFT Merger Proposal or any other approval of the AFT Board, including in any respect that would have the effect of causing any takeover statue or similar statute to be applicable to the transactions contemplated by the AFT Merger Agreement.

MFIC Proposals

If, prior to the MFIC Special Meeting, (i) MFIC receives an unsolicited bona fide AFT Merger Takeover Proposal from a third party (under circumstances in which MFIC has complied in all material respects with the obligations described under “No Solicitation” above) and (ii) the MFIC Board, including the MFIC Independent Directors, determines in good faith, after consultation with its outside legal counsel and, with respect to financial matters, its financial advisor, that (x) failure to consider such AFT Merger Takeover Proposal would be a breach of the standard of conduct applicable to the MFIC Board and (y) such AFT Merger Takeover Proposal constitutes or is reasonably likely to result in an “AFT Merger MFIC Superior Proposal” (as described below), then, so long as certain notice and other procedural requirements are satisfied (including providing notice to AFT within twenty-four (24) hours after determining that an AFT Merger Takeover Proposal constitutes an AFT Merger MFIC Superior Proposal), MFIC may engage in discussions and negotiations with such third party and provide information in respect to a request therefor by such third party if MFIC (A) receives from the third party an executed confidentiality agreement with customary terms (but need not contain any standstill provisions) and (B) provides AFT a copy of all such information that has not previously been delivered to AFT simultaneously with delivery to such third party (or its Representatives or affiliates).

In addition, prior to the MFIC Special Meeting, MFIC may take other actions if the MFIC Board, including a majority of the MFIC Independent Directors, determines, after consultation with its outside legal counsel and after compliance with its obligations under the AFT Merger Agreement in connection with the receipt of an unsolicited bona fide AFT Merger Takeover Proposal, that the continued recommendation of the approval of the MFIC Share Issuance Proposal to MFIC Stockholders would be a breach of the standard of conduct applicable to the MFIC Board as a result of an AFT Merger MFIC Superior Proposal, including (A) withdrawing or qualifying (or modifying or amending in a manner adverse to AFT), or publicly proposing to withdraw or qualify (or modify or amend in a manner adverse to AFT), the recommendation of the MFIC Board that MFIC Stockholders approve the MFIC Share Issuance Proposal, or (B) failing to include such recommendation in this joint proxy statement/prospectus (an “AFT Merger MFIC Adverse Recommendation Change”). MFIC may terminate the AFT Merger Agreement and enter into an agreement with a third party who has made an AFT Merger MFIC Superior Proposal, subject to negotiating with AFT in good faith to amend the AFT Merger Agreement so that the AFT Merger MFIC Superior Proposal ceases to constitute an AFT Merger MFIC Superior Proposal and satisfying certain other procedural requirements. Other than in connection with an AFT Merger Takeover Proposal, nothing in the AFT Merger Agreement will prohibit or restrict the MFIC Board from effectuating an MFIC Adverse Recommendation Change in response to an AFT Merger Intervening Event, subject to the procedures set forth in the AFT Merger Agreement.

Other than as described above, neither MFIC nor the MFIC Board may make any AFT Merger MFIC Adverse Recommendation Change or terminate the AFT Merger Agreement to enter into a definitive agreement with respect to an AFT Merger MFIC Superior Proposal, and no AFT Merger MFIC Adverse Recommendation Change will change the approval of the MFIC Share Issuance Proposal or any other approval of the MFIC Board, including in any respect that would have the effect of causing any takeover statue or similar statute to be applicable to the transactions contemplated by the AFT Merger Agreement.

Related Definitions

For purposes of the AFT Merger Agreement:

•

“AFT Merger Takeover Proposal” means any inquiry, proposal, discussions, negotiations or offer from any person or entity or group of persons or entities (other than MFIC or AFT or any of their respective affiliates) (a) with respect to a merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction involving AFT or MFIC, as applicable, or any of such party’s consolidated subsidiaries, (b) relating to any direct or indirect acquisition, in one transaction or a series of transactions, of (i) assets or businesses (including any mortgage, pledge or similar disposition thereof but excluding any bona fide financing transaction) that constitute or represent, or would constitute or represent if such transaction is consummated, 25% or more of the total assets, net revenue or net income of AFT or MFIC, as applicable, and its respective consolidated subsidiaries, taken as a whole, or (ii) 25% or more of the outstanding shares of capital stock of, or other equity or voting interests in, AFT or MFIC, as applicable, or in any of its consolidated subsidiaries, or (c) relating to any direct or indirect transaction or series of transactions that would result in any person other than AFT/AIF Adviser or an affiliate thereof (in the case of AFT) or MFIC Adviser or an affiliate thereof (in the case of MFIC) serving as the external investment adviser to AFT or MFIC, as applicable, in each case other than the AFT Mergers and the other transactions contemplated by the AFT Merger Agreement.

•

“AFT Superior Proposal” means a bona fide written AFT Merger Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, AFT or any of its consolidated subsidiaries or by any of their respective affiliates or Representatives in violation of the AFT Merger Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of AFT or more than 75% of the assets of AFT on a consolidated basis (a) on terms which the AFT Board determines in good faith to be superior for AFT Stockholders (in their capacity as stockholders), taken as a group, from a financial point of view as compared to the AFT Mergers (after giving effect to any alternative proposed by MFIC as described under “AFT Proposals” above), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms and (c) in respect of which any required financing has been determined in good faith by the AFT Board (upon the recommendation of the AFT Special Committee) to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.

•

“AFT Merger MFIC Superior Proposal” means a bona fide written AFT Merger Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, MFIC or any of its consolidated subsidiaries or by any of their respective affiliates or Representatives in violation of the AFT Merger Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of MFIC or more than 75% of the assets of MFIC on a consolidated basis (a) on terms which the MFIC Board determines in good faith to be superior for MFIC Stockholders (in their capacity as stockholders), taken as a group, from a financial point of view as compared to the AFT Mergers (after giving effect to any alternative proposed by AFT as described under “MFIC Proposals” above), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms and (c) in respect of which any required financing has been determined in good faith by the MFIC Board (upon the recommendation of the MFIC Special Committee) to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.

•

“AFT Merger Intervening Event” means any event, change or development first occurring or arising after the date of the AFT Merger Agreement that is material to MFIC and its consolidated subsidiaries, taken as a whole, or AFT and its consolidated subsidiaries, taken as whole, that was not known to, or reasonably foreseeable by, the party’s board of directors, as of or prior to the date of the AFT Merger Agreement (or if known or reasonably foreseeable, the material consequences of which were not known or reasonably foreseeable as of the date of the AFT Merger Agreement) and did not result from or arise out of the announcement or pendency of, or any actions required to be taken by such party (or to be refrained from being taken by such party) pursuant to the AFT Merger Agreement; provided, however, that in no event will the following events, changes or developments constitute an AFT Merger Intervening Event: (a) the receipt, existence, or terms of an AFT Merger Takeover Proposal or any matter relating thereto or consequence thereof or any inquiry, proposal, offer, or transaction from any third party relating to or in connection with a transaction of the nature described in the definition of “AFT Merger Takeover Proposal” (which, for the purposes of the AFT Merger Intervening Event definition, will be read without reference to the percentage thresholds set forth in the definition thereof); (b) any change in the price of MFIC Common Stock (provided, however, that this clause

(b) will not apply to the underlying causes giving rise to or contributing to such change or prevent any of such underlying causes from being taken into account in determining whether an AFT Merger Intervening Event has occurred unless such underlying causes are otherwise excluded from the definition of AFT Merger Intervening Event); or (c) any changes in general economic or political conditions, except to the extent that such changes have a materially disproportionate adverse impact on MFIC and its consolidated subsidiaries, taken as a whole, or AFT and its consolidated subsidiaries, taken as a whole, relative to other participants of similar sizes engaged in the industries in which, as applicable, MFIC or AFT conducts its businesses.

Access to Information

Upon reasonable notice, except as may otherwise be restricted by applicable law, each of MFIC and AFT will, and will cause its consolidated subsidiaries to, afford to the directors, officers, accountants, counsel, advisors and other Representatives of the other party, reasonable access, during normal business hours during the period prior to the AFT Effective Time, to its properties, books, contracts, and records and, during such period, such party will, and will cause its consolidated subsidiaries to, make available (including via EDGAR) to the other party all other information concerning its business and properties as the other party may reasonably request, subject to certain exceptions relating to confidentiality and attorney-client privilege or any similar privilege or protection.

Publicity

AFT, MFIC and MFIC Adviser each will consult with the others before issuing or causing the publication of any press release or other public announcement with respect to the AFT Merger Agreement, the AFT Mergers or the transactions contemplated by the AFT Merger Agreement, except as may be required by applicable law or the rules and regulations of NASDAQ or NYSE and, to the extent that such press release or other public announcement relates to any AFT Adverse Recommendation Change or AFT Merger MFIC Adverse Recommendation Change made in accordance with the terms of the AFT Merger Agreement, and, to the extent practicable, before such press release or other public announcement is issued or made, MFIC, AFT or MFIC Adviser, as applicable, will use commercially reasonable efforts to advise the other parties of, and consult with the other parties regarding, the text of such press release or other public announcement, subject to certain exceptions.

Takeover Statutes and Provisions

Neither MFIC nor AFT will take any action that would cause the transactions contemplated by the AFT Merger Agreement to be subject to the requirements imposed by any takeover statute, and each of MFIC and AFT will take all necessary steps within its control to exempt (or ensure the continued exemption of) such transactions from, or if necessary challenge the validity or applicability of, any applicable takeover statute.

Tax Matters

It is a condition to the obligations of each of AFT and of MFIC to consummate the AFT Mergers that AFT and MFIC, respectively, has received a written opinion from Simpson Thacher, outside legal counsel to AFT and MFIC, in each case dated as of the AFT Closing Date and substantially to the effect that the AFT Mergers, taken together, will qualify as a “reorganization,” within the meaning of Section 368(a) of the Code.

During the period through the AFT Effective Time, except as expressly contemplated or permitted by the AFT Merger Agreement, (i) AFT will not, and will not permit any of its consolidated subsidiaries to, directly or indirectly, without the prior written consent of MFIC take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause AFT to fail to qualify as a RIC, and (ii) MFIC will not, and will not permit any of its consolidated subsidiaries to, directly or indirectly, without the prior written consent of AFT, take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause MFIC to fail to qualify as a RIC.

Unless otherwise required by applicable law or administrative action, (i) each of AFT, MFIC and AFT Merger Sub will use its reasonable best efforts to cause the AFT Mergers to qualify as a “reorganization” governed by Section 368(a) of the Code, including by not taking any action that such party knows is reasonably likely to prevent such qualification; and (ii) each of AFT, MFIC and AFT Merger Sub will report the AFT Mergers for U.S. federal income tax purposes as a “reorganization” governed by Section 368(a) of the Code.

Stockholder Litigation

The parties to the AFT Merger Agreement will reasonably cooperate and consult with one another in connection with the defense and settlement of any proceeding by AFT Stockholders or MFIC Stockholders against any of them or any of their respective directors, officers or affiliates with respect to the AFT Merger Agreement or the transactions contemplated thereby, and each of AFT and MFIC will keep the other party reasonably informed of any material developments in connection with any such proceeding brought by its stockholders and will not settle any such proceeding without the prior written consent of the other party (such consent not to be unreasonably delayed, conditioned or withheld).

Section 16 Matters

Prior to the AFT Effective Time, the AFT Board and the MFIC Board will take all such steps as may be required to cause any dispositions of AFT Common Stock or acquisitions of MFIC Common Stock resulting from the transactions contemplated by the AFT Merger Agreement by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to AFT or will become subject to such reporting requirements with respect to MFIC, in each case, to be exempt pursuant to Rule 16b-3.

No Other Representations or Warranties

The parties have acknowledged and agreed that except for the representations contained in the AFT Merger Agreement, none of MFIC Adviser, AFT, MFIC or any of AFT’s or MFIC’s respective consolidated subsidiaries or any other person or entity acting on behalf of the foregoing makes or has relied on any representation or warranty, express or implied.

Termination of AFT Agreements

Immediately after the occurrence of the AFT Effective Time, the AFT Advisory Agreement, the AFT Administration Agreements and the AFT Trademark Agreement will be automatically terminated and of no further force and effect.

Coordination of Dividends

MFIC and AFT will coordinate with each other in designating the record and payment dates for any periodic dividends or distributions to their respective stockholders declared in accordance with the AFT Merger Agreement in any calendar quarter (in respect of any periodic dividends or distributions declared by MFIC) or calendar month (in respect of any periodic dividends or distributions declared by AFT) in which the AFT Closing Date might reasonably be expected to occur, and neither MFIC nor AFT will authorize or declare any dividend or distributions to its stockholders after the AFT Determination Date at any time on or before the AFT Closing Date, subject to certain exceptions.

AFT Stockholder Payment

In connection with the transactions contemplated by the AFT Merger Agreement, MFIC Adviser or one of its affiliates will pay or cause to be paid (other than by MFIC or AFT) to the holder of each share of AFT Common Stock that is issued and outstanding as of immediately prior to the AFT Effective Time (such shares, together, the “Eligible AFT Common Stock”) an amount in cash equal to $0.25 per share of Eligible AFT Common Stock held by such holder. The payment of such amount will be subject to the terms and conditions set forth in the AFT Merger Agreement.

NASDAQ Listing

MFIC is required to use reasonable best efforts to cause the shares comprising the AFT Merger Consideration to be approved for listing on NASDAQ, subject to official notice of issuance, at or prior to the AFT Effective Time.

Repayment of AFT Indebtedness

Prior to the AFT Effective Time, AFT will arrange for the repayment or prepayment of any amounts outstanding under the AFT Credit Agreement as of the AFT Effective Time, with such repayment or prepayment to be made by MFIC immediately following the AFT Effective Time, provided that, such repayment or prepayment will be subject to the conditions set forth in the AFT Credit Agreement. Prior to the AFT Effective Time, AFT will provide such cooperation in connection with such repayment or prepayment, and the arrangement therefor, as may be requested by MFIC.

MFIC Distribution

Within thirty (30) days after the AIF Closing or termination of the AIF Merger Agreement, as applicable, subject to applicable law and occurrence of the AFT Closing, MFIC will distribute to the holder of each share of MFIC Common Stock as of a record date to be determined by the MFIC Board an amount in cash equal to $0.20 per share of MFIC Common Stock held by such holder.

Conditions to Closing the AFT Mergers

Conditions to Each Party’s Obligations to Effect the AFT Mergers

The obligations of MFIC and AFT to effect the AFT Mergers are subject to the satisfaction or, other than with respect to the first bullet point below, waiver, at or prior to the AFT Effective Time, of the following conditions:

•

the required approvals of MFIC Stockholders and AFT Stockholders, including, with respect to MFIC, the MFIC Share Issuance Proposal and, with respect to AFT, the AFT Merger Proposal, are obtained at their respective stockholder meetings;

•

the registration statement, of which this joint proxy statement/prospectus forms a part, has become effective under the Securities Act and applicable state law, and no stop order suspending its effectiveness has been issued and no proceedings for that purpose have been initiated by the SEC or any applicable state securities regulator;

•

no order issued by any court or agency of competent jurisdiction or other law preventing, enjoining, restraining or making illegal the consummation of the AFT Mergers or any of the other transactions contemplated by the AFT Merger Agreement is in effect;

•

all regulatory approvals required by applicable law to consummate the transactions contemplated by the AFT Merger Agreement, including the AFT Mergers, have been obtained and remain in full force and effect and all statutory waiting periods required by applicable law in respect thereof have expired (including expiration of the applicable waiting period under the HSR Act);

•

no proceeding by any governmental entity of competent jurisdiction is pending that challenges the AFT Mergers or any of the other transactions contemplated by the AFT Merger Agreement or that otherwise seeks to prevent, enjoin, restrain or make illegal the consummation of the AFT Mergers or any of the other transactions contemplated by the AFT Merger Agreement;

•	the determination of both the Closing AFT Merger MFIC Net Asset Value and the Closing AFT Net Asset Value has been completed in accordance with the AFT Merger Agreement; and

•	the shares of MFIC Common Stock to be issued in connection with the AFT Mergers have been authorized for listing on NASDAQ, subject to official notice of issuance.

Conditions to Obligations of MFIC and AFT Merger Sub to Effect the AFT Mergers

The obligations of MFIC and AFT Merger Sub to effect the AFT Mergers are also subject to the satisfaction, or waiver by MFIC, at or prior to the AFT Effective Time, of the following conditions:

•	the representations and warranties of AFT pertaining to:

(1)

the capitalization of AFT are true and correct in all respects (other than de minimis inaccuracies) as of the date of the AFT Merger Agreement and as of the AFT Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such earlier date);

(2)

the absence of events that would, individually or in the aggregate, reasonably be expected to have a material adverse effect with respect to AFT are true and correct in all respects as of the date of the AFT Merger Agreement and as of the AFT Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such earlier date);

(3)

authority, no violation, brokers and appraisal rights are true and correct in all material respects as of the date of the AFT Merger Agreement and as of the AFT Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such earlier date); and

(4)

all other representations and warranties of AFT contained in the AFT Merger Agreement, disregarding all qualifications and exceptions contained therein relating to the materiality or material adverse effect or any similar qualification, are true and correct on and as of the date of the AFT Merger Agreement and on and as of the AFT Closing Date as though such representations and warranties were made on and as of such date and time (except to the extent that any such representation and warranty speaks only as to a specified date, in which case such representation and warranty is true and correct as of such specified date), except where the circumstances causing the failure of such representations or warranties to be true and correct have not had and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect with respect to AFT;

•	AFT has performed in all material respects all obligations required to be performed by it under the AFT Merger Agreement at or prior to the AFT Effective Time;

•

since the date of the AFT Merger Agreement, there has not occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a material adverse effect in respect of AFT;

•

MFIC has received a certificate signed on behalf of AFT by the President or the Chief Financial Officer of AFT to the effect that the conditions set forth in the bullet points above have been satisfied; and

•

MFIC has received the opinion of its counsel, Simpson Thacher, dated as of the AFT Closing Date, substantially to the effect that, on the basis of facts, representations and assumptions that are consistent with the state of facts existing at the AFT Closing Date, the AFT Mergers will be treated as a reorganization within the meaning of Section 368(a) of the Code.

Conditions to Obligations of AFT to Effect the AFT Merger

The obligation of AFT to effect the AFT Mergers are also subject to the satisfaction, or waiver by AFT, at or prior to the AFT Effective Time, of the following conditions:

•	the representations and warranties of MFIC, AFT Merger Sub and/or MFIC Adviser, as applicable, pertaining to:

(1)

the capitalization of MFIC are true and correct in all respects (other than de minimis inaccuracies) as of the date of the AFT Merger Agreement and as of the AFT Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such earlier date);

(2)

the absence of events that would, individually or in the aggregate, reasonably be expected to have a material adverse effect with respect to MFIC are true and correct in all respects as of the date of the AFT Merger Agreement and as of the AFT Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such earlier date);

(3)

authority, no violation and, with respect to MFIC and AFT Merger Sub, brokers are true and correct in all material respects as of the date of the AFT Merger Agreement and as of the AFT Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such earlier date); and

(4)

all other representations and warranties of MFIC, AFT Merger Sub and MFIC Adviser contained in the AFT Merger Agreement, disregarding all qualifications and exceptions contained therein relating to the materiality or material adverse effect or any similar qualification, are true and correct on and as of the date of the AFT Merger Agreement and on and as of the AFT Closing Date as though such representations and warranties were made on and as of such date and time (except to the extent that any such representation and warranty speaks only as to a specified date, in which case such representation and warranty is true and correct as of such specified date), except where the circumstances causing the failure of such representations or warranties to be so true and correct have not had and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect with respect to MFIC, AFT Merger Sub or MFIC Adviser, as applicable;

•	MFIC, AFT Merger Sub and MFIC Adviser have performed in all material respects all obligations required to be performed by them under the AFT Merger Agreement at or prior to the AFT Effective Time;

•

since the date of the AFT Merger Agreement, there has not occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a material adverse effect in respect of MFIC or MFIC Adviser;

•

AFT has received a certificate signed on behalf of MFIC and AFT Merger Sub by the Chief Executive Officer or the Chief Financial Officer of MFIC to the effect that the conditions set forth in the bullet points above have been satisfied; and

•

AFT has received the opinion of its counsel, Simpson Thacher, dated as of the AFT Closing Date, substantially to the effect that, on the basis of facts, representations and assumptions that are consistent with the state of facts existing at the AFT Closing Date, the AFT Mergers will be treated as a reorganization within the meaning of Section 368(a) of the Code.

Frustration of AFT Closing Conditions

None of MFIC, AFT Merger Sub or AFT may rely on the failure of any condition to be satisfied to excuse performance by such party of its obligations under the AFT Merger Agreement if such failure was caused by such party’s failure to act in good faith or use its commercially reasonable efforts to consummate the AFT Mergers and the other transactions contemplated by the AFT Merger Agreement.

Termination of the AFT Merger Agreement

Right to Terminate

The AFT Merger Agreement may be terminated at any time prior to the AFT Effective Time, whether before or after approval of the AFT Merger Proposal by AFT Stockholders or the MFIC Share Issuance Proposal by MFIC Stockholders:

•

by mutual consent of AFT and MFIC in a written instrument authorized by each of the AFT Board and MFIC Board, including a majority of the AFT Independent Directors and a majority of MFIC Independent Directors, respectively;

•	by either AFT or MFIC, if:

•

any governmental entity that must grant a regulatory approval has denied approval of the transactions contemplated by the AFT Merger Agreement (including the AFT Mergers) and such denial has become final and non-appealable, or any governmental entity of competent jurisdiction has issued a final and non-appealable order, or promulgated any other law that permanently enjoins or otherwise prohibits or makes illegal the consummation of the transactions contemplated by the AFT Merger Agreement;

•

the AFT Mergers have not been consummated on or before November 7, 2024 (the “AFT Merger Outside Date”), provided that the right to terminate the AFT Merger Agreement on this basis will not be available to any party whose failure to fulfill in any material respect any of its obligations under the AFT Merger Agreement has been the cause of, or resulted in, the event giving rise to the failure to close prior to the AFT Merger Outside Date;

•	the requisite AFT Stockholder approval, including approval of the AFT Merger Proposal, is not obtained; or

•	the requisite MFIC Stockholder approval, including approval of the MFIC Share Issuance Proposal, is not obtained;

provided, however, that the right to terminate the AFT Merger Agreement pursuant to any of the foregoing will not be available to any party that has breached in any material respect its obligations under the AFT Merger Agreement in any manner that has been the principal cause of or resulted in the failure to consummate the transactions contemplated by the AFT Merger Agreement;

•	by AFT, if:

•

MFIC, AFT Merger Sub or MFIC Adviser breaches any of its respective representations, warranties, covenants and agreements under the AFT Merger Agreement, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the AFT Closing Date, the failure of certain closing conditions, and such breach is not curable prior to the AFT Merger Outside Date or if curable prior to the AFT Merger Outside Date, has not been cured within thirty (30) days after the giving of notice thereof by AFT to MFIC (provided that AFT is not then in material breach of the AFT Merger Agreement so as to result in the failure of certain closing conditions);

•

prior to obtaining approval of the MFIC Share Issuance Proposal by MFIC Stockholders (A) an AFT Merger MFIC Adverse Recommendation Change occurs, (B) an AFT Merger Takeover Proposal is publicly announced and MFIC fails to issue, within ten (10) business days after such AFT Merger Takeover Proposal is announced, a press release that reaffirms the recommendation of the MFIC Board that MFIC Stockholders vote in favor of the MFIC Share Issuance Proposal or

(C) a tender or exchange offer relating to any shares of MFIC Common Stock has been commenced by a third party and MFIC does not send to MFIC Stockholders, within ten (10) business days after the commencement of such tender or exchange offer, a statement disclosing that the MFIC Board recommends rejection of such tender or exchange offer;

•	MFIC breaches, in any material respect, its obligations relating to the solicitation and administration of AFT Merger Takeover Proposals from third parties; or

•

prior to obtaining approval of the AFT Merger Proposal by AFT Stockholders, (A) AFT is not in material breach of any of the terms of the AFT Merger Agreement, (B) the AFT Board, including a majority of the AFT Independent Directors, properly authorizes AFT to enter into, and AFT enters into, a definitive contract with respect to an AFT Superior Proposal and (C) the third party that made such AFT Superior Proposal, substantially concurrently with such termination, pays to MFIC in immediately available funds any fees required to be paid pursuant to the AFT Merger Agreement (described below); and

•	by MFIC, if:

•

AFT breaches any of its representations, warranties, covenants and agreements under the AFT Merger Agreement, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the AFT Closing Date, the failure of certain closing conditions, and such breach is not curable prior to the AFT Merger Outside Date or if curable prior to the AFT Merger Outside Date, has not been cured within thirty (30) days after the giving of notice thereof by MFIC to AFT (provided that MFIC is not then in material breach of the AFT Merger Agreement so as to result in the failure of certain closing conditions);

•

prior to obtaining approval of the AFT Merger Proposal by AFT Stockholders (A) an AFT Adverse Recommendation Change occurs, (B) an AFT Merger Takeover Proposal is publicly announced and AFT fails to issue, within ten (10) business days after such AFT Merger Takeover Proposal is announced, a press release that reaffirms the recommendation of the AFT Board that AFT Stockholders vote in favor of the AFT Merger Proposal, or (C) a tender or exchange offer relating to any shares of AFT Common Stock has been commenced by a third party and AFT does not send to AFT Stockholders, within ten (10) business days after the commencement of such tender or exchange offer, a statement disclosing that the AFT Board recommends rejection of such tender or exchange offer;

•	AFT breaches, in any material respect, its obligations relating to the solicitation and administration of AFT Merger Takeover Proposals from third parties; or

•

prior to obtaining approval of the MFIC Share Issuance Proposal by MFIC Stockholders, (A) MFIC is not in material breach of any of the terms of the AFT Merger Agreement, (B) the MFIC Board, including a majority of the MFIC Independent Directors, properly authorizes MFIC to enter into, and MFIC enters into, a definitive contract with respect to an AFT Merger MFIC Superior Proposal and (C) the third party that made such AFT Merger MFIC Superior Proposal, substantially concurrently with such termination, pays to AFT in immediately available funds any fees required to be paid pursuant to the AFT Merger Agreement (described below).

Termination Fees

Set forth below are summaries of the termination fees that may be payable to MFIC or AFT, as applicable, if the AFT Merger Agreement is terminated prior to consummation of the AFT Mergers.

AFT Termination Fee

The AFT Merger Agreement requires that a third party that makes an AFT Superior Proposal will pay to MFIC a termination fee of $7,029,482, which is equal to 3.0% of the NAV of AFT as of September 30, 2023, if the AFT Merger Agreement is terminated by AFT at any time prior to obtaining approval of the AFT Merger Proposal by AFT Stockholders and (A) AFT is not in material breach of any of the terms of the AFT Merger Agreement, (B) the AFT Board, including a majority of the AFT Independent Directors, authorizes AFT to enter into, and AFT enters into, a definitive contract with respect to such AFT Superior Proposal and (C) the SEC has not determined the payment of such termination fee to be prohibited by law.

The AFT Merger Agreement also requires that a third party that makes an AFT Merger Takeover Proposal described in this paragraph will pay to MFIC a termination fee of $7,029,482, which is equal to 3.0% of the NAV of AFT as of September 30, 2023, if:

•

the AFT Merger Agreement is terminated (i) by MFIC or AFT (x) if the AFT Mergers are not completed by the AFT Merger Outside Date, or (y) if the AFT Stockholders do not approve the AFT Merger Proposal at the AFT Special Meeting, or (ii) by MFIC if AFT willfully or intentionally breaches its representations, warranties, covenants or agreements in the AFT Merger Agreement, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the AFT Closing Date, the failure of certain MFIC closing conditions, and such breach is either (x) not curable prior to the AFT Merger Outside Date or (y) if curable prior to the AFT Merger Outside Date, has not been cured within 30 days after the giving of notice thereof by MFIC to AFT (provided that MFIC is not then in material breach so as to result in the failure of certain AFT closing conditions);

•

an AFT Merger Takeover Proposal (except that references to 25% in such definition will be deemed to be references to 50%) by the relevant third party is publicly disclosed after the date of the AFT Merger Agreement and has not been withdrawn prior to the AFT Special Meeting (in the case of a termination due to the failure of the AFT Stockholders to approve the AFT Merger Proposal) or termination of the AFT Merger Agreement (in the case of clause (ii) above or the failure to complete the AFT Mergers by the AFT Merger Outside Date); and

•

AFT enters into a definitive agreement with respect to such AFT Merger Takeover Proposal within twelve (12) months after the AFT Merger Agreement is terminated and such AFT Merger Takeover Proposal is subsequently completed (regardless of whether such consummation happens prior to or following such 12-month period).

MFIC Termination Fee

The AFT Merger Agreement requires that a third party that makes an AFT Merger MFIC Superior Proposal will pay to AFT a termination fee of $29,905,339, which is equal to 3.0% of the NAV of MFIC as of September 30, 2023, if the AFT Merger Agreement is terminated by MFIC at any time prior to obtaining approval of the MFIC Share Issuance Proposal by MFIC Stockholders and (A) MFIC is not in material breach of any of the terms of the AFT Merger Agreement, (B) the MFIC Board, including a majority of the MFIC Independent Directors, authorizes MFIC to enter into, and MFIC enters into, a definitive contract with respect to such AFT Merger MFIC Superior Proposal and (C) the SEC has not determined the payment of such termination fee to be prohibited by law.

The AFT Merger Agreement also requires that a third party that makes an AFT Merger Takeover Proposal described in this paragraph to pay to AFT a termination fee of $29,905,339, which is equal to 3.0% of the NAV of MFIC as of September 30, 2023, if:

•

the AFT Merger Agreement is terminated (i) by MFIC or AFT (x) if the AFT Mergers are not completed by the AFT Merger Outside Date, or (y) the MFIC Stockholders do not approve the MFIC Share Issuance Proposal at the MFIC Special Meeting, or (ii) by AFT if MFIC willfully or intentionally breaches its representations, warranties, covenants or agreements in the AFT Merger Agreement, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the AFT Closing Date, the failure of certain MFIC closing conditions, and such breach is either (x) not curable prior to the AFT Merger Outside Date or (y) if curable prior to the AFT Merger Outside Date, has not been cured within 30 days after the giving of notice thereof by AFT to MFIC (provided that AFT is not then in material breach so as to result in the failure of certain MFIC closing conditions);

•

an AFT Merger Takeover Proposal (except that references to 25% in such definition will be deemed to be references to 50%) by the relevant third party is publicly disclosed after the date of the AFT Merger Agreement and has not been withdrawn prior to the MFIC Special Meeting (in the case of a termination due to the failure of the MFIC Stockholders to approve the MFIC Share Issuance Proposal) or termination of the AFT Merger Agreement (in the case of clause (ii) above or the failure to complete the AFT Mergers by the AFT Merger Outside Date); and

•

MFIC enters into a definitive agreement with respect to such AFT Merger Takeover Proposal within twelve (12) months after the AFT Merger Agreement is terminated and such AFT Merger Takeover Proposal is subsequently completed (regardless of whether such consummation happens prior to or following such 12-month period).

Effect of Termination

If the AFT Merger Agreement is terminated, it will become void and have no effect, and there will be no liability on the part of MFIC Adviser, MFIC, AFT Merger Sub, AFT, or their respective affiliates or consolidated subsidiaries or any of their respective directors or officers. However, except as otherwise provided in the AFT Merger Agreement, (1) MFIC Adviser, MFIC and AFT will remain liable to each other for any damages incurred or suffered by another party arising out of its willful or intentional breach of any provision of the AFT Merger Agreement or its failure or refusal to consummate the AFT Merger Agreement and the transactions contemplated thereby when it was obligated to do so in accordance with the terms of the AFT Merger Agreement and (2) certain designated provisions of the AFT Merger Agreement will survive the termination of the AFT Merger Agreement.

Amendment of the AFT Merger Agreement

The AFT Merger Agreement may be amended by the parties, by action taken or authorized by their respective boards of directors, at any time before or after approval of the MFIC Share Issuance Proposal by MFIC Stockholders or the AFT Merger Proposal by AFT Stockholders; provided that after any approval of the MFIC Share Issuance Proposal by MFIC Stockholders or the AFT Merger Proposal by AFT Stockholders, there may not be, without further approval of such stockholders, any amendment of the AFT Merger Agreement that requires such further approval under applicable law. The AFT Merger Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

Expenses and Fees

All fees and expenses incurred in connection with the AFT Merger Agreement and the transactions contemplated thereby (including the AFT Mergers), will be paid by the party incurring such fees and expenses, whether or not the transactions contemplated by the AFT Merger Agreement (including the AFT Mergers) are consummated; provided, however, the following fees and expenses will be borne proportionately by MFIC and AFT by reference to their respective NAVs as of September 30, 2023: (i) all costs and expenses of printing and mailing this joint proxy statement/prospectus that are related to the AFT Merger Agreement and the transactions contemplated thereby, (ii) all filing and other fees paid to the SEC in connection with the AFT Mergers and (iii) fees and expenses for legal services to AFT, MFIC and AFT Merger Sub in connection with the AFT Merger Agreement and the transactions contemplated thereby (except for fees for legal services of independent counsel to the MFIC Special Committee and the AFT Special Committee).

DESCRIPTION OF THE AIF MERGER AGREEMENT

The following summary, which includes the material terms of the AIF Merger Agreement, is qualified by reference to the complete text of the AIF Merger Agreement, which is attached as Annex B to this joint proxy statement/prospectus. This summary does not purport to be complete and may not contain all of the information about the AIF Merger Agreement that is important to you. MFIC and AIF encourage you to read the AIF Merger Agreement carefully and in its entirety.

Structure of the AIF Mergers

Subject to the terms and conditions of the AIF Merger Agreement, at the AIF Effective Time, AIF Merger Sub will be merged with and into AIF. AIF will be the surviving company and will continue its existence as a corporation under the laws of the State of Maryland. As of the AIF Effective Time, the separate corporate existence of AIF Merger Sub will cease. Immediately after the occurrence of the AIF Effective Time, in the AIF Second Merger, the surviving company will merge with and into MFIC in accordance with the Maryland General Corporation Law (the “MGCL”), with MFIC continuing as the surviving company.

AIF Closing; Completion of the AIF Mergers

It is currently expected that the AIF Mergers will be completed promptly following receipt of the required stockholder approvals at the MFIC Special Meeting and the AIF Special Meeting and satisfaction or waiver of the other AIF Closing conditions set forth in the AIF Merger Agreement.

On the terms and subject to the conditions set forth in the AIF Merger Agreement, the AIF Closing will take place by remote communication and by the exchange of signatures by electronic transmission on the date that is three (3) business days after the satisfaction or waiver of the latest to occur of the conditions to AIF Closing set forth in the AIF Merger Agreement (other than those conditions that by their nature are to be satisfied at the AIF Closing, but subject to the satisfaction or waiver of such conditions), unless otherwise agreed in writing by the parties to the AIF Merger Agreement.

The AIF First Merger will become effective as set forth in the articles of merger that will be filed with, and accepted for record by, the State Department of Assessments and Taxation of Maryland. The AIF Second Merger will become effective as set forth in the articles of merger that will be filed with, and accepted for record by, the State Department of Assessments and Taxation of Maryland.

Assuming approval of the proposals presented at the MFIC Special Meeting and the AIF Special Meeting and the other conditions to the AIF Closing are satisfied or waived, MFIC and AIF expect to complete the AIF Mergers by the first half of 2024.

AIF Merger Consideration

At the AIF Effective Time, each share of AIF Common Stock issued and outstanding immediately prior to the AIF Effective Time, other than any shares of AIF Common Stock that are issued and outstanding and are owned by MFIC or any of its consolidated subsidiaries prior to the AIF Effective Time, which will be cancelled with no consideration exchanged therefor (the “AIF Cancelled Shares”), will be converted into the right to receive a number of shares of MFIC Common Stock equal to the AIF Exchange Ratio (cash will be paid in lieu of fractional shares).

As of the AIF Determination Date, each of AIF and MFIC will deliver to the other a calculation of its NAV as of such date, in each case using the same set of assumptions, methodologies and adjustments as has been historically used in preparing such calculation. Based on such calculations, the parties will calculate the AIF Per Share NAV and the AIF Merger MFIC Per Share NAV. The “AIF Exchange Ratio” will be equal to the quotient (rounded to four decimal places) of (i) the AIF Per Share NAV divided by (ii) the AIF Merger MFIC Per Share NAV.

AIF and MFIC will update and redeliver the Closing AIF Net Asset Value or the Closing AIF Merger MFIC Net Asset Value, respectively, in the event that the AIF Closing is subsequently materially delayed or there is a material change to such calculation between the AIF Determination Date and the AIF Closing and as needed to ensure that the calculation is determined within 48 hours (excluding Sundays and holidays) prior to the AIF Effective Time.

Each of AIF and MFIC will use the portfolio valuation policies and procedures approved by the AIF Board or the MFIC Board, as applicable, for valuing the securities and other assets of AIF or MFIC, as applicable, as of September 30, 2023, unless otherwise agreed by each of the MFIC Board and the AIF Board.

The AIF Exchange Ratio will be appropriately adjusted (to the extent not already taken into account in determining the Closing AIF Net Asset Value and/or the Closing AIF Merger MFIC Net Asset Value, as applicable) if, between the AIF Determination Date and the AIF Effective Time, the respective outstanding shares of MFIC Common Stock or AIF Common Stock have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities will be authorized and declared with a record date within such period.

No certificates or scrip representing fractional shares of MFIC Common Stock will be issued upon the conversion of AIF Common Stock into the right to receive shares of MFIC Common Stock. In lieu of any such fractional shares, each AIF Stockholder who would otherwise be entitled to such fractional shares will be entitled to an amount in cash, without interest, rounded down to the nearest cent, equal to the product of (i) the amount of the fractional share interest in a share of MFIC Common Stock to which such holder would otherwise be entitled, as so rounded pursuant to the immediately following sentence, and (ii) the volume-weighted average trading price of a share of MFIC Common Stock on NASDAQ for the five (5) consecutive trading days ending on the third trading day preceding the AIF Closing Date. All fractional shares to which a single AIF Stockholder as of immediately prior to the AIF Effective Time would be otherwise entitled to receive will be aggregated and calculations will be rounded to three (3) decimal places.

Conversion of Shares of AIF Common Stock; Exchange of AIF Certificates or AIF Book-Entry Shares

At the AIF Effective Time, each share of AIF Common Stock issued and outstanding immediately prior to the AIF Effective Time (other than AIF Cancelled Shares) will be converted into the right to receive the AIF Merger Consideration. Each such share of AIF Common Stock will no longer be outstanding and will be automatically cancelled and cease to exist as of the AIF Effective Time, and each holder of a certificate (“AIF Certificate”) or a book-entry share (“AIF Book-Entry Share”) that immediately prior to the AIF Effective Time represented an outstanding share of AIF Common Stock, will cease to have any rights with respect to such AIF Certificate or AIF Book-Entry Share other than the right to receive the AIF Merger Consideration and any dividends or other distributions payable in accordance with the terms of the AIF Merger Agreement upon surrender of such AIF Certificate or AIF Book-Entry Share in accordance with the terms of the AIF Merger Agreement.

If any AIF Certificate was lost, stolen or destroyed, the holder, upon the making of an affidavit of that fact by claiming such AIF Certificate to be lost, stolen or destroyed and, if required by AIF or MFIC, the posting by the holder of a bond, in a reasonable amount as AIF or MFIC may direct, as indemnity against any claim that may be made against it with respect to such AIF Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed AIF Certificate, the AIF Merger Consideration to which the holder thereof is entitled under terms of the AIF Merger Agreement.

After the AIF Effective Time, the stock transfer books of AIF will be closed, and there will be no further transfers on the stock transfer books of AIF of the shares of AIF Common Stock that were issued and outstanding immediately prior to the AIF Effective Time.

Letter of Transmittal

As promptly as practicable following the AIF Effective Time and in any event not later than the second business day thereafter, MFIC will cause an exchange agent that is appointed prior to the AIF Closing (the “Exchange Agent”) to mail to each holder of record of an AIF Certificate or an AIF Book-Entry Share that immediately prior to the AIF Effective Time represented an outstanding share of AIF Common Stock: (i) a letter of transmittal, which will specify that delivery will be effected, and risk of loss and title to the AIF Certificate or AIF Book-Entry Share will pass only upon proper delivery of the AIF Certificate (or an affidavit of loss in lieu thereof) or the surrender of such AIF Book-Entry Share to the Exchange Agent (which will be deemed to have been effected upon the delivery of a customary “agent’s message” with respect to such AIF Book-Entry Share or other such reasonable evidence, if any, of such surrender as the Exchange Agent might reasonably request), as applicable, which will be in the form and have such other provisions as MFIC and AIF may reasonably specify (such letter of transmittal, the “Letter of Transmittal”) and (ii) instructions for use in effecting the surrender of AIF Certificates (or affidavits of loss in lieu thereof) or AIF Book-Entry Shares in exchange for (A) the number of shares of MFIC Common Stock representing, in the aggregate, the whole number of shares that such holder has the right to receive in respect of such AIF Certificates or AIF Book-Entry Shares, (B) any dividends or other distributions payable and (C) any cash in lieu of fractional shares of MFIC Common Stock payable pursuant to the terms of the AIF Merger Agreement.

Upon surrender to the Exchange Agent of shares of AIF Common Stock that (i) are represented by AIF Certificates, by physical surrender of such AIF Certificates (or affidavits of loss in lieu thereof) together with a Letter of Transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be required pursuant to such instructions, or (ii) are AIF Book-Entry Shares, by book-receipt of an “agent’s message” by the Exchange Agent in connection with the surrender of such AIF Book-Entry Shares (or such other reasonable evidence, if any, of surrender with respect to such AIF Book-Entry Shares as the Exchange Agent may reasonably request), in each case, the holder of such AIF Certificates or AIF Book-Entry Shares will be entitled to receive in exchange therefor, and MFIC will cause the Exchange Agent to pay and deliver in exchange thereof as promptly as practicable (A) the number of shares of MFIC Common Stock representing, in the aggregate, the whole number of shares that such holder has the right to receive in respect of such AIF Certificates or AIF Book-Entry Shares, (B) any dividends or other distributions payable and (C) any cash in lieu of fractional shares of MFIC Common Stock payable pursuant to the terms of the AIF Merger Agreement, and the AIF Certificates (or affidavits of loss in lieu thereof) or AIF Book-Entry Shares so surrendered will be forthwith canceled. The Exchange Agent will accept such AIF Certificates (or affidavits of loss in lieu thereof) or AIF Book-Entry Shares upon compliance with such reasonable terms and conditions as the Exchange Agent may impose to effect an orderly exchange thereof in accordance with normal exchange practices. No interest will be paid or accrued for the benefit of holders of AIF Certificates or AIF Book-Entry Shares on the cash payable upon the surrender of the AIF Certificates or AIF Book-Entry Shares.

Withholding

MFIC, the Exchange Agent, MFIC Adviser, the Payment Agent and each of their respective affiliates and agents, as applicable, will be entitled to deduct and withhold from any amounts payable to any holder of AIF Common Stock, Eligible AIF Common Stock (as defined below) or MFIC Common Stock such amounts as it determines in good faith are required to be deducted and withheld with respect to the making of such payment under applicable tax laws. To the extent that amounts are withheld and paid over to the appropriate governmental entity, such withheld amounts will be treated as having been paid to AIF Stockholders from whom they were withheld.

Representations and Warranties

The AIF Merger Agreement contains representations and warranties by each of MFIC and AIF Merger Sub, on the one hand, and AIF, on the other hand, subject to specified exceptions and qualifications, relating to, among other things:

•	corporate organization and qualification, including with respect to consolidated subsidiaries;

•	capitalization and subsidiaries;

•

power and authority to execute, deliver and perform obligations under the AIF Merger Agreement, and the absence of violations of (1) organizational documents, (2) laws or orders or (3) permits, contracts or other obligations;

•	required government filings and consents;

•	SEC reports;

•	financial statements, including the status of internal controls and disclosure controls and procedures;

•	broker’s fees;

•	absence of certain changes and actions since AIF’s and MFIC’s last semiannual and quarterly reports, respectively, filed with the SEC;

•	compliance with applicable laws, maintenance of appropriate permits and no disqualifications of affiliated persons;

•	the accuracy and completeness of information supplied for inclusion in this joint proxy statement/prospectus and the registration statement of which this joint proxy statement/prospectus forms a part;

•	tax matters;

•	absence of certain litigation, orders or investigations;

•	employment and labor matters, including with respect to the absence of employees and employee benefit plans;

•	material contracts and certain other types of contracts;

•	insurance coverage;

•	intellectual property matters;

•	no real property ownership or leases;

•	investment assets;

•	state takeover laws;

•	solely in the case of AIF, absence of dissenters’ rights, appraisal rights or rights of an objecting stockholder;

•	opinions of the financial advisor to the MFIC Special Committee and the financial advisor to the AIF Special Committee; and

•	bankruptcy matters.

The AIF Merger Agreement contains representations and warranties by MFIC Adviser, subject to specified exceptions and qualifications, relating to:

•	organization and qualification;

•

power and authority to execute, deliver and perform obligations under the AIF Merger Agreement, and the absence of violations of (1) organizational documents, (2) laws or orders or (3) permits, contracts or other obligations;

•	compliance with applicable laws and maintenance of appropriate permits;

•	absence of certain litigation, orders or investigations;

•

the accuracy of information supplied or to be supplied by MFIC Adviser for inclusion in this joint proxy statement/prospectus and the registration statement of which this joint proxy statement/prospectus forms a part; and

•	the financial resources of MFIC Adviser.

These representations and warranties were made as of specific dates, may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the AIF Merger Agreement and may have been included in the AIF Merger Agreement for the purpose of allocating risk between the parties rather than to establish matters as facts. The AIF Merger Agreement is described in, and included as Annex B to, this document only to provide you with information regarding its terms and conditions and not to provide any other factual information regarding the parties or their respective businesses. Accordingly, the representations and warranties and other provisions of the AIF Merger Agreement should not be read alone, but instead should be read only in conjunction with the information provided elsewhere in this document.

For purposes of the AIF Merger Agreement, “material adverse effect” with respect to MFIC, AIF or MFIC Adviser, as applicable, means any event, development, change, effect or occurrence that is, or would reasonably be expected to be, individually or in the aggregate, materially adverse to (1) the business, operations, condition (financial or otherwise) or results of operations of such party and its consolidated subsidiaries, taken as a whole, or (2) the ability of such party to timely perform its material obligations under the AIF Merger Agreement or consummate the AIF Mergers and the other transactions contemplated thereby. None of the following events, developments, changes, effects or occurrences will constitute or be taken into account in determining whether a material adverse effect has occurred or is reasonably expected to occur with respect to clause (1) in the immediately preceding sentence:

•

changes in general economic, social or political conditions or financial markets in general, including the commencement or escalation of a war, armed hostilities or other material international or national calamity or acts of terrorism or earthquakes, hurricanes, other natural disasters or acts of God, COVID-19 or any other pandemic (including the impact on economies generally and the results of any actions taken by governmental entities in response thereto);

•	general changes or developments in the industries in which such party and its consolidated subsidiaries operate, including general changes in law across such industries;

•	the announcement of the AIF Merger Agreement or the transactions contemplated thereby or the identities of the parties to the AIF Merger Agreement; and

•

the failure to meet internal or public projections or forecasts for any period, or any decline in the price of shares of AIF Common Stock on NYSE or MFIC Common Stock on NASDAQ or trading volume of AIF Common Stock or MFIC Common Stock (provided that the underlying cause of such failure will be considered in determining whether there is a material adverse effect).

The events, developments, changes, effects and occurrences set forth in the first two bullets in the immediately preceding paragraph will otherwise be taken into account in determining whether a material adverse effect has occurred to the extent such events, developments, changes, effects or occurrences have a materially disproportionate adverse impact on such party and its consolidated subsidiaries, taken as whole, relative to other participants of similar sizes engaged in the industries in which such party conducts its businesses.

Conduct of Business Pending Completion of the AIF Mergers

Each of MFIC and AIF has agreed that, until the earlier of the AIF Effective Time and the date, if any, on which the AIF Merger Agreement is terminated, except as may be required by law, as expressly permitted by the

AIF Merger Agreement or with the prior written consent of MFIC (with respect to AIF) and AIF (with respect to MFIC), which prior written consent will not be unreasonably delayed, conditioned or withheld, it will, and will cause each of its consolidated subsidiaries to, conduct its business in the ordinary course of business and consistent with past practice and each of AIF’s and MFIC’s investment objectives and policies as publicly disclosed, respectively, and use reasonable best efforts to maintain and preserve intact its business organization and existing business relationships.

In addition, until the earlier of the AIF Effective Time and the date, if any, on which the AIF Merger Agreement is terminated, each of MFIC and AIF has agreed that, except as may be required by law, as expressly permitted by the AIF Merger Agreement or as previously disclosed, and acting in a manner consistent with the immediately preceding paragraph, it will not, and will not permit any of its consolidated subsidiaries to, directly or indirectly, without the prior written consent of AIF or MFIC, as applicable (which prior written consent will not be unreasonably delayed, conditioned or withheld):

•

other than pursuant to its dividend reinvestment plan as in effect as of the date of the AIF Merger Agreement, issue, deliver, sell or grant, or encumber or pledge, or authorize the creation of (i) any shares of its capital stock, (ii) any voting debt or other voting securities or (iii) any securities convertible into or exercisable or exchangeable for, or any other rights to acquire, any such shares or other securities;

•

make, authorize, declare, pay or set aside any dividend in respect of, or declare or make any distribution on, any shares of its capital stock, except for (A) the authorization, announcement and payment of regular cash distributions payable on a monthly or quarterly basis, as applicable, consistent with past practices and its investment objectives and policies as publicly disclosed, (B) the authorization and payment of any dividend or distribution necessary for it to maintain its qualification as a RIC or avoid the imposition of any income or excise tax (an “AIF Tax Dividend”) or (C) dividends payable by any of its direct or indirect wholly owned consolidated subsidiaries to it or another direct or indirect wholly owned consolidated subsidiary; (ii) adjust, split, combine, reclassify or take similar action with respect to any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock; or (iii) purchase, redeem or otherwise acquire, any shares of its capital stock or any rights, warrants or options to acquire, or securities convertible into, such capital stock;

•

sell, transfer, lease, mortgage, encumber or otherwise dispose of any of its assets or properties, except for (i) sales, transfers, leases, mortgages, encumbrances or other dispositions in the ordinary course of business consistent with past practice and its investment objectives and policies as publicly disclosed, or (ii) encumbrances required to secure permitted indebtedness of it or any of its consolidated subsidiaries;

•

acquire or agree to acquire all or any portion of the assets, business or properties of any other person or entity, whether by merger, consolidation, purchase or otherwise or make any other investments, except in a transaction conducted in the ordinary course of business consistent with its investment objectives and policies as publicly disclosed;

•	amend any of its governing documents or similar governing documents of any of its consolidated subsidiaries;

•

implement or adopt any material change in its tax or financial accounting principles, practices or methods, other than as required by applicable law, GAAP, the SEC or applicable regulatory requirements;

•

take any action or knowingly fail to take any action that would, or would reasonably be expected to (i) materially delay or materially impede the ability of the parties to consummate the transactions contemplated by the AIF Merger Agreement or (ii) prevent the AIF Mergers from qualifying as a “reorganization” under Section 368(a) of the Code, provided that the foregoing will not preclude it from declaring or paying any AIF Tax Dividend on or before the AIF Closing Date;

•

incur any indebtedness for borrowed money or guarantee any indebtedness of another person or entity, except for (i) draw-downs with respect to any previously disclosed financing arrangements existing as of the date of the AIF Merger Agreement and obligations to fund commitments to companies or portfolio companies, as applicable, entered into in the ordinary course of business and (ii) indebtedness that is otherwise permitted pursuant to the terms of the AIF Merger Agreement;

•	make or agree to make any new capital expenditure, other than obligations to fund commitments to companies or portfolio companies, as applicable, entered into in the ordinary course of business;

•

file or amend any material tax return other than in the ordinary course of business and consistent with past practice and its investment objectives and policies as publicly disclosed; make, change or revoke any material tax election; or settle or compromise any material tax liability or refund;

•	take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause it to fail to qualify or not be subject to tax as a RIC;

•

enter into any new line of business (except for any companies or portfolio companies, as applicable, in which it or any of its consolidated subsidiaries has made a debt or equity investment that is, would or should be reflected in the schedule of investments included in its quarterly, semi-annual or annual periodic reports, as applicable, that are filed with the SEC);

•

other than in the ordinary course of business consistent with past practice and its investment objectives and policies as publicly disclosed, or, except as otherwise permitted pursuant to the terms of the AIF Merger Agreement, enter into any material contract;

•

other than in the ordinary course of business consistent with past practice and its investment objectives and policies as publicly disclosed, terminate, cancel, renew or agree to any material amendment of, change in or waiver under any material contract (other than material contracts related to indebtedness permitted pursuant to the terms of the AIF Merger Agreement);

•

settle any proceeding against it, except for proceedings that (i) are settled in the ordinary course of business consistent with past practice and its investment objectives and policies as publicly disclosed, in an amount not in excess of $2,500,000 in the aggregate (after reduction by any insurance proceeds actually received), (ii) would not impose any material restriction on the conduct of business of it or any of its consolidated subsidiaries or, after the AIF Effective Time, in the case of AIF, MFIC, the surviving company or any of their consolidated subsidiaries, and (iii) would not admit liability, guilt or fault;

•

except as otherwise expressly contemplated by the AIF Merger Agreement, merge or consolidate it or any of its consolidated subsidiaries with any person or entity or enter into any other similar extraordinary corporate transaction, or adopt, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of it or any of its consolidated subsidiaries;

•	with respect to AIF, acquire, or agree to acquire, any MFIC Common Stock, and with respect to MFIC, acquire, or agree to acquire, any AIF Common Stock (other than pursuant to the AIF Mergers); or

•	agree to take, make any commitment to take, or adopt any resolutions of its board of directors authorizing, any of the foregoing actions.

Additional Agreements

Further Assurances; Regulatory Matters

The AIF Merger Agreement contains covenants relating to the preparation of this document, the holding of the MFIC Special Meeting and the AIF Special Meeting and obtaining certain regulatory and third party consents. The AIF Merger Agreement obligates the parties to cooperate with each other and use reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary, including to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings, to obtain as promptly as practicable all permits of all governmental entities and all permits, consents, approvals, confirmations and authorizations of all third parties, in each case, that are necessary or advisable, to consummate the transactions contemplated by the AIF Merger Agreement (including the AIF Mergers) in the most expeditious manner practicable, and to comply with the terms and conditions of all such permits, consents, approvals and authorizations of all such third parties and governmental entities.

The parties are required to file any required applications, notices or other filings under the HSR Act as promptly as practicable. In connection with such filings, the parties are required to use reasonable best efforts to cooperate with one another, to keep the other party informed of any communications received from governmental entities and permit the other party to review such communications. The parties must consult with each other with respect to the obtaining of all permits, consents, approvals and authorizations of all third parties and permits of all governmental entities necessary or advisable to consummate the transactions contemplated by the AIF Merger Agreement, and each party must keep the other reasonably apprised of the status of matters relating to completion of the transactions contemplated by the AIF Merger Agreement. The parties and their consolidated subsidiaries are not required to make payments or provide other consideration for the repayment, restructuring or amendment of terms of indebtedness in connection with the transactions contemplated by the AIF Merger Agreement (including the AIF Mergers), other than any consent fees that were previously disclosed.

AIF Stockholder Approval; MFIC Stockholder Approval

AIF has agreed to hold the AIF Special Meeting as promptly as practicable following the effectiveness of the registration statement of which this joint proxy statement/prospectus forms a part for the purpose of obtaining the approval of AIF Stockholders of the AIF Merger Proposal. AIF will be required to use its reasonable best efforts to obtain from AIF Stockholders the vote required to approve the AIF Merger Proposal. Notwithstanding any AIF Adverse Recommendation Change, these obligations of AIF will not be affected by the commencement, public proposal, public disclosure or communication of any AIF Merger Takeover Proposal (as defined below) (whether or not an AIF Superior Proposal).

Similarly, MFIC has agreed to hold the MFIC Special Meeting as promptly as practicable following the effectiveness of the registration statement of which this joint proxy statement/prospectus forms a part for the purpose of obtaining the approval of the MFIC Share Issuance Proposal. MFIC will be required to use its reasonable best efforts to obtain from MFIC Stockholders the vote required to approve the MFIC Share Issuance Proposal. Notwithstanding any AIF Merger MFIC Adverse Recommendation Change (as defined below), these obligations of MFIC will not be affected by the commencement, public proposal, public disclosure or communication of any AIF Merger Takeover Proposal (whether or not an AIF Merger MFIC Superior Proposal (as defined below)).

Indemnification

MFIC has agreed, following the AIF Effective Time, to the fullest extent permitted under applicable law, to indemnify, defend and hold harmless and advance expenses to the present and former directors and officers of AIF or any of its consolidated subsidiaries (in each case, when acting in such capacity) (collectively, the “AIF D&O Indemnified Parties”) against all costs or expenses (including, but not limited to, reasonable attorneys’ fees actually incurred, reasonable experts’ fees, reasonable travel expenses, court costs, transcript fees and telecommunications, postage and courier charges), judgments, fines, losses, claims, damages, penalties, amounts paid in settlement or other liabilities incurred in connection with any proceeding arising out of actions or omissions occurring at or prior to the AIF Effective Time (including in connection with the transactions contemplated by the AIF Merger Agreement). If an indemnified liability arises, (i) MFIC has agreed to advance to the applicable AIF D&O Indemnified Party, upon request, reimbursement of documented expenses reasonably and actually incurred to the fullest extent permitted under applicable law (so long as such AIF D&O Indemnified

Party, or someone on his or her behalf, undertakes to repay such advances if he or she is ultimately determined to be not entitled to indemnification and such AIF D&O Indemnified Party complies with other applicable provisions imposed under the Investment Company Act and interpretations thereof by the SEC or its staff) and (ii) MFIC and the applicable AIF D&O Indemnified Party will cooperate in the defense of such matter.

No Solicitation

Each of AIF and MFIC has agreed to, and to cause its affiliates, consolidated subsidiaries, and its and each of their respective officers, directors, trustees, managers, employees, consultants, financial advisors, attorneys, accountants and other advisors, representatives and agents (collectively, “Representatives”) to, immediately cease and cause to be terminated all discussions or negotiations with any person that may be ongoing with respect to, or that are intended to or could reasonably be expected to lead to, an “AIF Merger Takeover Proposal” (as described below), and demand the immediate return or destruction (which destruction will be certified in writing to AIF or MFIC, as applicable) of all confidential information previously furnished to such person (other than AIF, MFIC or their respective affiliates or Representatives) with respect to any AIF Merger Takeover Proposal. Prior to the AIF Effective Time, subject to certain exceptions described below, each of AIF and MFIC has agreed not to, and to cause its respective affiliates, consolidated subsidiaries and its and their respective Representatives not to: (i) directly or indirectly solicit, initiate, induce, encourage or take any other action (including by providing information) designed to, or which could reasonably be expected to, facilitate any inquiries or the making or submission or implementation of any proposal or offer (including any proposal or offer to its stockholders) with respect to any AIF Merger Takeover Proposal; (ii) approve, publicly endorse or recommend or enter into any agreement, arrangement, discussions or understandings with respect to any AIF Merger Takeover Proposal (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) or enter into any contract or understanding (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) requiring it to abandon, terminate or fail to consummate, or that is intended to or that could reasonably be expected to result in the abandonment of, termination of or failure to consummate, or that is intended to or that could reasonably be expected to result in the abandonment of, termination of or failure to consummate, the AIF Mergers or any other transaction contemplated by the AIF Merger Agreement; (iii) initiate or participate in any way in any negotiations or discussions regarding, or furnish or disclose to any person or entity (other than MFIC, AIF and their respective affiliates or Representatives) any information with respect to, or take any other action to facilitate or in furtherance of any inquiries or the making of any proposal that constitutes, or could reasonably be expected to lead to, any AIF Merger Takeover Proposal; (iv) publicly propose or publicly announce an intention to take any of the foregoing actions; or (v) grant any (x) approval pursuant to any takeover statute to any person or entity (other than MFIC, AIF or their respective affiliates) or with respect to any transaction (other than the transactions contemplated by the AIF Merger Agreement) or (y), unless required by the applicable standard of conduct, waive or release under any standstill or any similar agreement with respect to equity securities of AIF or MFIC; provided, that, notwithstanding the foregoing, AIF and MFIC (A) may inform persons or entities of the foregoing restrictions, and (B) are permitted to grant a waiver of, or terminate, any “standstill” or similar obligation of any third party with respect to equity securities of AIF or MFIC, as applicable, in order to allow such third party to confidentially submit an AIF Merger Takeover Proposal. Each of MFIC and AIF has agreed to, as promptly as reasonably practicable (and in any event within twenty-four (24) hours after receipt) (i) notify the other party in writing of any request for information or any AIF Merger Takeover Proposal and the terms and conditions of such request, AIF Merger Takeover Proposal or inquiry (including the identity of the person or entity (or group of persons or entities) making such request, AIF Merger Takeover Proposal or inquiry) and (ii) provide to the other party copies of any written materials received by AIF, MFIC or their respective affiliates or Representatives in connection with any of the foregoing, and the identity of the person or entity (or group of persons or entities) making any such request, AIF Merger Takeover Proposal or inquiry or with whom any discussions or negotiations are taking place. Each of AIF and MFIC has agreed to keep the other party informed on a reasonably current basis (and in any event within twenty-four (24) hours after receipt) of the status and the material terms and conditions (including amendments or proposed amendments) of any such request, AIF Merger Takeover Proposal or inquiry and keep the other party informed on a reasonably current basis of any information requested of or provided by AIF or MFIC and as to the status of all discussions or negotiations with respect to any such request, AIF Merger Takeover Proposal or inquiry.

AIF Merger Takeover Proposals

AIF Proposals

If, prior to the AIF Special Meeting, (i) AIF receives an unsolicited bona fide AIF Merger Takeover Proposal from a third party (under circumstances in which AIF has complied in all material respects with the obligations described under “No Solicitation” above) and (ii) the AIF Board, including a majority of the AIF Independent Directors, determines in good faith, after consultation with its outside legal counsel and, with respect to financial matters, its financial advisor, that (x) failure to consider such AIF Merger Takeover Proposal would be a breach of the standard of conduct applicable to the AIF Board and (y) such AIF Merger Takeover Proposal constitutes or is reasonably likely to result in an “AIF Superior Proposal” (as described below), then, so long as certain notice and other procedural requirements are satisfied (including providing notice to MFIC within twenty-four (24) hours after determining that an AIF Merger Takeover Proposal constitutes a AIF Superior Proposal), AIF may engage in discussions and negotiations with such third party and provide information in response to a request therefor by such third party if AIF (A) receives from the third party an executed confidentiality agreement with customary terms (but need not contain any standstill provisions) and (B) provides MFIC a copy of all such information that has not previously been delivered to MFIC simultaneously with delivery to such third party (or its Representatives or affiliates).

In addition, prior to the AIF Special Meeting, AIF may take other actions if the AIF Board, including a majority of the AIF Independent Directors, determines, after consultation with its outside legal counsel and after compliance with its obligations under the AIF Merger Agreement in connection with the receipt of an unsolicited bona fide AIF Merger Takeover Proposal, that the continued recommendation of the approval of the AIF Merger Proposal to AIF Stockholders would be a breach of the standard of conduct applicable to the AIF Board as a result of an AIF Superior Proposal, including (A) withdrawing or qualifying (or modifying or amending in a manner adverse to MFIC), or publicly proposing to withdraw or qualify (or modify or amend in a manner adverse to MFIC), the recommendation of the AIF Board that AIF Stockholders approve the AIF Merger Proposal, or (B) failing to include such recommendation in this joint proxy statement/prospectus (an “AIF Adverse Recommendation Change”). AIF may terminate the AIF Merger Agreement and enter into an agreement with a third party who has made a AIF Superior Proposal, subject to negotiating with MFIC in good faith to amend the AIF Merger Agreement so that the AIF Superior Proposal ceases to constitute an AIF Superior Proposal and satisfying certain other procedural requirements. Other than in connection with an AIF Merger Takeover Proposal, nothing in the AIF Merger Agreement will prohibit or restrict the AIF Board from effectuating an AIF Adverse Recommendation Change in response to an AIF Merger Intervening Event, subject to the procedures set forth in the AIF Merger Agreement.

Other than as described above, neither AIF nor the AIF Board may make any AIF Adverse Recommendation Change or terminate the AIF Merger Agreement to enter into a definitive agreement with respect to an AIF Superior Proposal, and no AIF Adverse Recommendation Change will change the approval of the AIF Merger Proposal or any other approval of the AIF Board, including in any respect that would have the effect of causing any takeover statue or similar statute to be applicable to the transactions contemplated by the AIF Merger Agreement.

MFIC Proposals

If, prior to the MFIC Special Meeting, (i) MFIC receives an unsolicited bona fide AIF Merger Takeover Proposal from a third party (under circumstances in which MFIC has complied in all material respects with the obligations described under “No Solicitation” above) and (ii) the MFIC Board, including the MFIC Independent Directors, determines in good faith, after consultation with its outside legal counsel and, with respect to financial matters, its financial advisor, that (x) failure to consider such AIF Merger Takeover Proposal would be a breach of the standard of conduct applicable to the MFIC Board and (y) such AIF Merger Takeover Proposal constitutes or is reasonably likely to result in an “AIF Merger MFIC Superior Proposal” (as described below), then, so long as certain notice and other procedural requirements are satisfied (including providing notice to AIF within twenty-four (24) hours after determining that an AIF Merger Takeover Proposal constitutes an AIF Merger MFIC Superior Proposal), MFIC may engage in discussions and negotiations with such third party and provide information in respect to a request therefor by such third party if MFIC (A) receives from the third party an executed confidentiality agreement with customary terms (but need not contain any standstill provisions) and (B) provides AIF a copy of all such information that has not previously been delivered to AIF simultaneously with delivery to such third party (or its Representatives or affiliates).

In addition, prior to the MFIC Special Meeting, MFIC may take other actions if the MFIC Board, including a majority of the MFIC Independent Directors, determines, after consultation with its outside legal counsel and after compliance with its obligations under the AIF Merger Agreement in connection with the receipt of an unsolicited bona fide AIF Merger Takeover Proposal, that the continued recommendation of the approval of the MFIC Share Issuance Proposal to MFIC Stockholders would be a breach of the standard of conduct applicable to the MFIC Board as a result of an AIF Merger MFIC Superior Proposal, including (A) withdrawing or qualifying (or modifying or amending in a manner adverse to AIF), or publicly proposing to withdraw or qualify (or modify or amend in a manner adverse to AIF), the recommendation of the MFIC Board that MFIC Stockholders approve the MFIC Share Issuance Proposal, or (B) failing to include such recommendation in this joint proxy statement/prospectus (an “AIF Merger MFIC Adverse Recommendation Change”). MFIC may terminate the AIF Merger Agreement and enter into an agreement with a third party who has made an AIF Merger MFIC Superior Proposal, subject to negotiating with AIF in good faith to amend the AIF Merger Agreement so that the AIF Merger MFIC Superior Proposal ceases to constitute an AIF Merger MFIC Superior Proposal and satisfying certain other procedural requirements. Other than in connection with an AIF Merger Takeover Proposal, nothing in the AIF Merger Agreement will prohibit or restrict the MFIC Board from effectuating an MFIC Adverse Recommendation Change in response to an AIF Merger Intervening Event, subject to the procedures set forth in the AIF Merger Agreement.

Other than as described above, neither MFIC nor the MFIC Board may make any AIF Merger MFIC Adverse Recommendation Change or terminate the AIF Merger Agreement to enter into a definitive agreement with respect to an AIF Merger MFIC Superior Proposal, and no AIF Merger MFIC Adverse Recommendation Change will change the approval of the MFIC Share Issuance Proposal or any other approval of the MFIC Board, including in any respect that would have the effect of causing any takeover statue or similar statute to be applicable to the transactions contemplated by the AIF Merger Agreement.

Related Definitions

For purposes of the AIF Merger Agreement:

•

“AIF Merger Takeover Proposal” means any inquiry, proposal, discussions, negotiations or offer from any person or entity or group of persons or entities (other than MFIC or AIF or any of their respective affiliates) (a) with respect to a merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction involving AIF or MFIC, as applicable, or any of such party’s consolidated subsidiaries, (b) relating to any direct or indirect acquisition, in one transaction or a series of transactions, of (i) assets or businesses (including any mortgage, pledge or similar disposition thereof but excluding any bona fide financing transaction) that constitute or represent, or would constitute or represent if such transaction is consummated, 25% or more of the total assets, net revenue or net income of AIF or MFIC, as applicable, and its respective consolidated subsidiaries, taken as a whole, or (ii) 25% or more of the outstanding shares of capital stock of, or other equity or voting interests in, AIF or MFIC, as applicable, or in any of its consolidated subsidiaries, or (c) relating to any direct or indirect transaction or series of transactions that would result in any person other than AFT/AIF Adviser or an affiliate thereof (in the case of AIF) or MFIC Adviser or an affiliate thereof (in the case of MFIC) serving as the external investment adviser to AIF or MFIC, as applicable, in each case other than the AIF Mergers and the other transactions contemplated by the AIF Merger Agreement.

•

“AIF Superior Proposal” means a bona fide written AIF Merger Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, AIF or any of its consolidated subsidiaries or by any of their respective affiliates or Representatives in violation of the AIF Merger Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of AIF or more than 75% of the assets of AIF on a consolidated basis (a) on terms which the AIF Board determines in good faith to be superior for AIF Stockholders (in their capacity as stockholders), taken as a group, from a financial point of view as compared to the AIF Mergers (after giving effect to any alternative proposed by MFIC as described under “AIF Proposals” above), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms and (c) in respect of which any required financing has been determined in good faith by the AIF Board (upon the recommendation of the AIF Special Committee) to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.

•

“AIF Merger MFIC Superior Proposal” means a bona fide written AIF Merger Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, MFIC or any of its consolidated subsidiaries or by any of their respective affiliates or Representatives in violation of the AIF Merger Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of MFIC or more than 75% of the assets of MFIC on a consolidated basis (a) on terms which the MFIC Board determines in good faith to be superior for MFIC Stockholders (in their capacity as stockholders), taken as a group, from a financial point of view as compared to the AIF Mergers (after giving effect to any alternative proposed by AIF as described under “MFIC Proposals” above), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms and (c) in respect of which any required financing has been determined in good faith by the MFIC Board (upon the recommendation of the MFIC Special Committee) to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.

•

“AIF Merger Intervening Event” means any event, change or development first occurring or arising after the date of the AIF Merger Agreement that is material to MFIC and its consolidated subsidiaries, taken as a whole, or AIF and its consolidated subsidiaries, taken as whole, that was not known to, or reasonably foreseeable by, the party’s board of directors, as of or prior to the date of the AIF Merger Agreement (or if known or reasonably foreseeable, the material consequences of which were not known or reasonably foreseeable as of the date of the AIF Merger Agreement) and did not result from or arise out of the announcement or pendency of, or any actions required to be taken by such party (or to be refrained from being taken by such party) pursuant to the AIF Merger Agreement; provided, however, that in no event will the following events, changes or developments constitute an AIF Merger Intervening Event: (a) the receipt, existence, or terms of an AIF Merger Takeover Proposal or any matter relating thereto or consequence thereof or any inquiry, proposal, offer, or transaction from any third party relating to or in connection with a transaction of the nature described in the definition of “AIF Merger Takeover Proposal” (which, for the purposes of the AIF Merger Intervening Event definition, will be read without reference to the percentage thresholds set forth in the definition thereof); (b) any change in the price of MFIC Common Stock (provided, however, that this clause (b) will not apply to the underlying causes giving rise to or contributing to such change or prevent any of such underlying causes from being taken into account in determining whether an AIF Merger

Intervening Event has occurred unless such underlying causes are otherwise excluded from the definition of AIF Merger Intervening Event); or (c) any changes in general economic or political conditions, except to the extent that such changes have a materially disproportionate adverse impact on MFIC and its consolidated subsidiaries, taken as a whole, or AIF and its consolidated subsidiaries, taken as a whole, relative to other participants of similar sizes engaged in the industries in which, as applicable, MFIC or AIF conducts its businesses.

Access to Information

Upon reasonable notice, except as may otherwise be restricted by applicable law, each of MFIC and AIF will, and will cause its consolidated subsidiaries to, afford to the directors, officers, accountants, counsel, advisors and other Representatives of the other party, reasonable access, during normal business hours during the period prior to the AIF Effective Time, to its properties, books, contracts, and records and, during such period, such party will, and will cause its consolidated subsidiaries to, make available (including via EDGAR) to the other party all other information concerning its business and properties as the other party may reasonably request, subject to certain exceptions relating to confidentiality and attorney-client privilege or any similar privilege or protection.

Publicity

AIF, MFIC and MFIC Adviser each will consult with the others before issuing or causing the publication of any press release or other public announcement with respect to the AIF Merger Agreement, the AIF Mergers or the transactions contemplated by the AIF Merger Agreement, except as may be required by applicable law or the rules and regulations of NASDAQ or NYSE and, to the extent that such press release or other public announcement relates to any AIF Adverse Recommendation Change or AIF Merger MFIC Adverse Recommendation Change made in accordance with the terms of the AIF Merger Agreement, and, to the extent practicable, before such press release or other public announcement is issued or made, MFIC, AIF or MFIC Adviser, as applicable, will use commercially reasonable efforts to advise the other parties of, and consult with the other parties regarding, the text of such press release or other public announcement, subject to certain exceptions.

Takeover Statutes and Provisions

Neither MFIC nor AIF will take any action that would cause the transactions contemplated by the AIF Merger Agreement to be subject to the requirements imposed by any takeover statute, and each of MFIC and AIF will take all necessary steps within its control to exempt (or ensure the continued exemption of) such transactions from, or if necessary challenge the validity or applicability of, any applicable takeover statute.

Tax Matters

It is a condition to the obligations of each of AIF and of MFIC to consummate the AIF Mergers that AIF and MFIC, respectively, has received a written opinion from Simpson Thacher, outside legal counsel to AIF and MFIC, in each case dated as of the AIF Closing Date and substantially to the effect that the AIF Mergers, taken together, will qualify as a “reorganization,” within the meaning of Section 368(a) of the Code.

During the period through the AIF Effective Time, except as expressly contemplated or permitted by the AIF Merger Agreement, (i) AIF will not, and will not permit any of its consolidated subsidiaries to, directly or indirectly, without the prior written consent of MFIC take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause AIF to fail to qualify as a RIC, and (ii) MFIC will not, and will not permit any of its consolidated subsidiaries to, directly or indirectly, without the prior written consent of AIF, take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause MFIC to fail to qualify as a RIC.

Unless otherwise required by applicable law or administrative action, (i) each of AIF, MFIC and AIF Merger Sub will use its reasonable best efforts to cause the AIF Mergers to qualify as a “reorganization” governed by Section 368(a) of the Code, including by not taking any action that such party knows is reasonably likely to prevent such qualification; and (ii) each of AIF, MFIC and AIF Merger Sub will report the AIF Mergers for U.S. federal income tax purposes as a “reorganization” governed by Section 368(a) of the Code.

Stockholder Litigation

The parties to the AIF Merger Agreement will reasonably cooperate and consult with one another in connection with the defense and settlement of any proceeding by AIF Stockholders or MFIC Stockholders against any of them or any of their respective directors, officers or affiliates with respect to the AIF Merger Agreement or the transactions contemplated thereby, and each of AIF and MFIC will keep the other party reasonably informed of any material developments in connection with any such proceeding brought by its stockholders and will not settle any such proceeding without the prior written consent of the other party (such consent not to be unreasonably delayed, conditioned or withheld).

Section 16 Matters

Prior to the AIF Effective Time, the AIF Board and the MFIC Board will take all such steps as may be required to cause any dispositions of AIF Common Stock or acquisitions of MFIC Common Stock resulting from the transactions contemplated by the AIF Merger Agreement by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to AIF or will become subject to such reporting requirements with respect to MFIC, in each case, to be exempt pursuant to Rule 16b-3.

No Other Representations or Warranties

The parties have acknowledged and agreed that except for the representations contained in the AIF Merger Agreement, none of MFIC Adviser, AIF, MFIC or any of AIF’s or MFIC’s respective consolidated subsidiaries or any other person or entity acting on behalf of the foregoing makes or has relied on any representation or warranty, express or implied.

Termination of AIF Agreements

Immediately after the occurrence of the AIF Effective Time, the AIF Advisory Agreement, the AIF Administration Agreements and the AIF Trademark Agreement will be automatically terminated and of no further force and effect.

Coordination of Dividends

MFIC and AIF will coordinate with each other in designating the record and payment dates for any periodic dividends or distributions to their respective stockholders declared in accordance with the AIF Merger Agreement in any calendar quarter (in respect of any periodic dividends or distributions declared by MFIC) or calendar month (in respect of any periodic dividends or distributions declared by AIF) in which the AIF Closing Date might reasonably be expected to occur, and neither MFIC nor AIF will authorize or declare any dividend or distributions to its stockholders after the AIF Determination Date at any time on or before the AIF Closing Date, subject to certain exceptions.

AIF Stockholder Payment

In connection with the transactions contemplated by the AIF Merger Agreement, MFIC Adviser or one of its affiliates will pay or cause to be paid (other than by MFIC or AIF) to the holder of each share of AIF Common Stock that is issued and outstanding as of immediately prior to the AIF Effective Time (such shares, together, the

“Eligible AIF Common Stock”) an amount in cash equal to $0.25 per share of Eligible AIF Common Stock held by such holder. The payment of such amount will be subject to the terms and conditions set forth in the AIF Merger Agreement.

NASDAQ Listing

MFIC is required to use reasonable best efforts to cause the shares comprising the AIF Merger Consideration to be approved for listing on NASDAQ, subject to official notice of issuance, at or prior to the AIF Effective Time.

Repayment of AIF Indebtedness

Prior to the AIF Effective Time, AIF will arrange for the repayment or prepayment of any amounts outstanding under the AIF Credit Agreement as of the AIF Effective Time, with such repayment or prepayment to be made by MFIC immediately following the AIF Effective Time, provided that, such repayment or prepayment will be subject to the conditions set forth in the AIF Credit Agreement. Prior to the AIF Effective Time, AIF will provide such cooperation in connection with such repayment or prepayment, and the arrangement therefor, as may be requested by MFIC.

MFIC Distribution

Within thirty (30) days after the AFT Closing or termination of the AFT Merger Agreement, as applicable, subject to applicable law and occurrence of the AIF Closing, MFIC will distribute to the holder of each share of MFIC Common Stock as of a record date to be determined by the MFIC Board an amount in cash equal to $0.20 per share of MFIC Common Stock held by such holder.

Conditions to Closing the AIF Mergers

Conditions to Each Party’s Obligations to Effect the AIF Mergers

The obligations of MFIC and AIF to effect the AIF Mergers are subject to the satisfaction or, other than with respect to the first bullet point below, waiver, at or prior to the AIF Effective Time, of the following conditions:

•

the required approvals of MFIC Stockholders and AIF Stockholders, including, with respect to MFIC, the MFIC Share Issuance Proposal and, with respect to AIF, the AIF Merger Proposal, are obtained at their respective stockholder meetings;

•

the registration statement, of which this joint proxy statement/prospectus forms a part, has become effective under the Securities Act and applicable state law, and no stop order suspending its effectiveness has been issued and no proceedings for that purpose have been initiated by the SEC or any applicable state securities regulator;

•

no order issued by any court or agency of competent jurisdiction or other law preventing, enjoining, restraining or making illegal the consummation of the AIF Mergers or any of the other transactions contemplated by the AIF Merger Agreement is in effect;

•

all regulatory approvals required by applicable law to consummate the transactions contemplated by the AIF Merger Agreement, including the AIF Mergers, have been obtained and remain in full force and effect and all statutory waiting periods required by applicable law in respect thereof have expired (including expiration of the applicable waiting period under the HSR Act);

•

no proceeding by any governmental entity of competent jurisdiction is pending that challenges the AIF Mergers or any of the other transactions contemplated by the AIF Merger Agreement or that otherwise seeks to prevent, enjoin, restrain or make illegal the consummation of the AIF Mergers or any of the other transactions contemplated by the AIF Merger Agreement;

•	the determination of both the Closing AIF Merger MFIC Net Asset Value and the Closing AIF Net Asset Value has been completed in accordance with the AIF Merger Agreement; and

•	the shares of MFIC Common Stock to be issued in connection with the AIF Mergers have been authorized for listing on NASDAQ, subject to official notice of issuance.

Conditions to Obligations of MFIC and AIF Merger Sub to Effect the AIF Mergers

The obligations of MFIC and AIF Merger Sub to effect the AIF Mergers are also subject to the satisfaction, or waiver by MFIC, at or prior to the AIF Effective Time, of the following conditions:

•	the representations and warranties of AIF pertaining to:

(1)

the capitalization of AIF are true and correct in all respects (other than de minimis inaccuracies) as of the date of the AIF Merger Agreement and as of the AIF Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such earlier date);

(2)

the absence of events that would, individually or in the aggregate, reasonably be expected to have a material adverse effect with respect to AIF are true and correct in all respects as of the date of the AIF Merger Agreement and as of the AIF Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such earlier date);

(3)

authority, no violation, brokers and appraisal rights are true and correct in all material respects as of the date of the AIF Merger Agreement and as of the AIF Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such earlier date); and

(4)

all other representations and warranties of AIF contained in the AIF Merger Agreement, disregarding all qualifications and exceptions contained therein relating to the materiality or material adverse effect or any similar qualification, are true and correct on and as of the date of the AIF Merger Agreement and on and as of the AIF Closing Date as though such representations and warranties were made on and as of such date and time (except to the extent that any such representation and warranty speaks only as to a specified date, in which case such representation and warranty is true and correct as of such specified date), except where the circumstances causing the failure of such representations or warranties to be true and correct have not had and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect with respect to AIF;

•	AIF has performed in all material respects all obligations required to be performed by it under the AIF Merger Agreement at or prior to the AIF Effective Time;

•

since the date of the AIF Merger Agreement, there has not occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a material adverse effect in respect of AIF;

•

MFIC has received a certificate signed on behalf of AIF by the President or the Chief Financial Officer of AIF to the effect that the conditions set forth in the bullet points above have been satisfied; and

•

MFIC has received the opinion of its counsel, Simpson Thacher, dated as of the AIF Closing Date, substantially to the effect that, on the basis of facts, representations and assumptions that are consistent with the state of facts existing at the AIF Closing Date, the AIF Mergers will be treated as a reorganization within the meaning of Section 368(a) of the Code.

Conditions to Obligations of AIF to Effect the AIF Merger

The obligation of AIF to effect the AIF Merger is also subject to the satisfaction, or waiver by AIF, at or prior to the AIF Effective Time, of the following conditions:

•	the representations and warranties of MFIC, AIF Merger Sub and/or MFIC Adviser, as applicable, pertaining to:

(1)

the capitalization of MFIC are true and correct in all respects (other than de minimis inaccuracies) as of the date of the AIF Merger Agreement and as of the AIF Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such earlier date);

(2)

the absence of events that would, individually or in the aggregate, reasonably be expected to have a material adverse effect with respect to MFIC are true and correct in all respects as of the date of the AIF Merger Agreement and as of the AIF Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such earlier date);

(3)

authority, no violation and, with respect to MFIC and AIF Merger Sub, brokers are true and correct in all material respects as of the date of the AIF Merger Agreement and as of the AIF Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such earlier date); and

(4)

all other representations and warranties of MFIC, AIF Merger Sub and MFIC Adviser contained in the AIF Merger Agreement, disregarding all qualifications and exceptions contained therein relating to the materiality or material adverse effect or any similar qualification, are true and correct on and as of the date of the AIF Merger Agreement and on and as of the AIF Closing Date as though such representations and warranties were made on and as of such date and time (except to the extent that any such representation and warranty speaks only as to a specified date, in which case such representation and warranty is true and correct as of such specified date), except where the circumstances causing the failure of such representations or warranties to be so true and correct have not had and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect with respect to MFIC, AIF Merger Sub or MFIC Adviser, as applicable;

•	MFIC, AIF Merger Sub and MFIC Adviser have performed in all material respects all obligations required to be performed by them under the AIF Merger Agreement at or prior to the AIF Effective Time;

•

since the date of the AIF Merger Agreement, there has not occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a material adverse effect in respect of MFIC or MFIC Adviser;

•

AIF has received a certificate signed on behalf of MFIC and AIF Merger Sub by the Chief Executive Officer or the Chief Financial Officer of MFIC to the effect that the conditions set forth in the bullet points above have been satisfied; and

•

AIF has received the opinion of its counsel, Simpson Thacher, dated as of the AIF Closing Date, substantially to the effect that, on the basis of facts, representations and assumptions that are consistent with the state of facts existing at the AIF Closing Date, the AIF Mergers will be treated as a reorganization within the meaning of Section 368(a) of the Code.

Frustration of AIF Closing Conditions

None of MFIC, AIF Merger Sub or AIF may rely on the failure of any condition to be satisfied to excuse performance by such party of its obligations under the AIF Merger Agreement if such failure was caused by such party’s failure to act in good faith or use its commercially reasonable efforts to consummate the AIF Mergers and the other transactions contemplated by the AIF Merger Agreement.

Termination of the AIF Merger Agreement

Right to Terminate

The AIF Merger Agreement may be terminated at any time prior to the AIF Effective Time, whether before or after approval of the AIF Merger Proposal by AIF Stockholders or the MFIC Share Issuance Proposal by MFIC Stockholders:

•

by mutual consent of AIF and MFIC in a written instrument authorized by each of the AIF Board and MFIC Board, including a majority of the AIF Independent Directors and a majority of MFIC Independent Directors, respectively;

•	by either AIF or MFIC, if:

•

any governmental entity that must grant a regulatory approval has denied approval of the transactions contemplated by the AIF Merger Agreement (including the AIF Mergers) and such denial has become final and non-appealable, or any governmental entity of competent jurisdiction has issued a final and non-appealable order, or promulgated any other law that permanently enjoins or otherwise prohibits or makes illegal the consummation of the transactions contemplated by the AIF Merger Agreement;

•

the AIF Mergers have not been consummated on or before November 7, 2024 (the “AIF Merger Outside Date”), provided that the right to terminate the AIF Merger Agreement on this basis will not be available to any party whose failure to fulfill in any material respect any of its obligations under the AIF Merger Agreement has been the cause of, or resulted in, the event giving rise to the failure to close prior to the AIF Merger Outside Date;

•	the requisite AIF Stockholder approval, including approval of the AIF Merger Proposal, is not obtained; or

•	the requisite MFIC Stockholder approval, including approval of the MFIC Share Issuance Proposal, is not obtained;

provided, however, that the right to terminate the AIF Merger Agreement pursuant to any of the foregoing will not be available to any party that has breached in any material respect its obligations under the AIF Merger Agreement in any manner that has been the principal cause of or resulted in the failure to consummate the transactions contemplated by the AIF Merger Agreement;

•	by AIF, if:

•

MFIC, AIF Merger Sub or MFIC Adviser breaches any of its respective representations, warranties, covenants and agreements under the AIF Merger Agreement, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the AIF Closing Date, the failure of certain closing conditions, and such breach is not curable prior to the AIF Merger Outside Date or if curable prior to the AIF Merger Outside Date, has not been cured within thirty (30) days after the giving of notice thereof by AIF to MFIC (provided that AIF is not then in material breach of the AIF Merger Agreement so as to result in the failure of certain closing conditions);

•

prior to obtaining approval of the MFIC Share Issuance Proposal by MFIC Stockholders (A) an AIF Merger MFIC Adverse Recommendation Change occurs, (B) an AIF Merger Takeover Proposal is publicly announced and MFIC fails to issue, within ten (10) business days after such AIF Merger Takeover Proposal is announced, a press release that reaffirms the recommendation of the MFIC Board that MFIC Stockholders vote in favor of the MFIC Share Issuance Proposal or

(C) a tender or exchange offer relating to any shares of MFIC Common Stock has been commenced by a third party and MFIC does not send to MFIC Stockholders, within ten (10) business days after the commencement of such tender or exchange offer, a statement disclosing that the MFIC Board recommends rejection of such tender or exchange offer;

•	MFIC breaches, in any material respect, its obligations relating to the solicitation and administration of AIF Merger Takeover Proposals from third parties; or

•

prior to obtaining approval of the AIF Merger Proposal by AIF Stockholders, (A) AIF is not in material breach of any of the terms of the AIF Merger Agreement, (B) the AIF Board, including a majority of the AIF Independent Directors, properly authorizes AIF to enter into, and AIF enters into, a definitive contract with respect to an AIF Superior Proposal and (C) the third party that made such AIF Superior Proposal, substantially concurrently with such termination, pays to MFIC in immediately available funds any fees required to be paid pursuant to the AIF Merger Agreement (described below); and

•	by MFIC, if:

•

AIF breaches any of its representations, warranties, covenants and agreements under the AIF Merger Agreement, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the AIF Closing Date, the failure of certain closing conditions, and such breach is not curable prior to the AIF Merger Outside Date or if curable prior to the AIF Merger Outside Date, has not been cured within thirty (30) days after the giving of notice thereof by MFIC to AIF (provided that MFIC is not then in material breach of the AIF Merger Agreement so as to result in the failure of certain closing conditions);

•

prior to obtaining approval of the AIF Merger Proposal by AIF Stockholders (A) an AIF Adverse Recommendation Change occurs, (B) an AIF Merger Takeover Proposal is publicly announced and AIF fails to issue, within ten (10) business days after such AIF Merger Takeover Proposal is announced, a press release that reaffirms the recommendation of the AIF Board that AIF Stockholders vote in favor of the AIF Merger Proposal, or (C) a tender or exchange offer relating to any shares of AIF Common Stock has been commenced by a third party and AIF does not send to AIF Stockholders, within ten (10) business days after the commencement of such tender or exchange offer, a statement disclosing that the AIF Board recommends rejection of such tender or exchange offer;

•	AIF breaches, in any material respect, its obligations relating to the solicitation and administration of AIF Merger Takeover Proposals from third parties; or

•

prior to obtaining approval of the MFIC Share Issuance Proposal by MFIC Stockholders, (A) MFIC is not in material breach of any of the terms of the AIF Merger Agreement, (B) the MFIC Board, including a majority of the MFIC Independent Directors, properly authorizes MFIC to enter into, and MFIC enters into, a definitive contract with respect to an AIF Merger MFIC Superior Proposal and (C) the third party that made such AIF Merger MFIC Superior Proposal, substantially concurrently with such termination, pays to AIF in immediately available funds any fees required to be paid pursuant to the AIF Merger Agreement (described below).

Termination Fees

Set forth below are summaries of the termination fees that may be payable to MFIC or AIF, as applicable, if the AIF Merger Agreement is terminated prior to consummation of the AIF Mergers.

AIF Termination Fee

The AIF Merger Agreement requires that a third party that makes an AIF Superior Proposal will pay to MFIC a termination fee of $6,348,267, which is equal to 3.0% of the NAV of AIF as of September 30, 2023, if the AIF Merger Agreement is terminated by AIF at any time prior to obtaining approval of the AIF Merger Proposal by AIF Stockholders and (A) AIF is not in material breach of any of the terms of the AIF Merger Agreement, (B) the AIF Board, including a majority of the AIF Independent Directors, authorizes AIF to enter into, and AIF enters into, a definitive contract with respect to such AIF Superior Proposal and (C) the SEC has not determined the payment of such termination fee to be prohibited by law.

The AIF Merger Agreement also requires that a third party that makes an AIF Merger Takeover Proposal described in this paragraph will pay to MFIC a termination fee of $6,348,267, which is equal to 3.0% of the NAV of AIF as of September 30, 2023, if:

•

the AIF Merger Agreement is terminated (i) by MFIC or AIF (x) if the AIF Mergers are not completed by the AIF Merger Outside Date, or (y) if the AIF Stockholders do not approve the AIF Merger Proposal at the AIF Special Meeting, or (ii) by MFIC if AIF willfully or intentionally breaches its representations, warranties, covenants or agreements in the AIF Merger Agreement, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the AIF Closing Date, the failure of certain MFIC closing conditions, and such breach is either (x) not curable prior to the AIF Merger Outside Date or (y) if curable prior to the AIF Merger Outside Date, has not been cured within 30 days after the giving of notice thereof by MFIC to AIF (provided that MFIC is not then in material breach so as to result in the failure of certain AIF closing conditions);

•

an AIF Merger Takeover Proposal (except that references to 25% in such definition will be deemed to be references to 50%) by the relevant third party is publicly disclosed after the date of the AIF Merger Agreement and has not been withdrawn prior to the AIF Special Meeting (in the case of a termination due to the failure of the AIF Stockholders to approve the AIF Merger Proposal) or termination of the AIF Merger Agreement (in the case of clause (ii) above or the failure to complete the AIF Mergers by the AIF Merger Outside Date); and

•

AIF enters into a definitive agreement with respect to such AIF Merger Takeover Proposal within twelve (12) months after the AIF Merger Agreement is terminated and such AIF Merger Takeover Proposal is subsequently completed (regardless of whether such consummation happens prior to or following such 12-month period).

MFIC Termination Fee

The AIF Merger Agreement requires that a third party that makes an AIF Merger MFIC Superior Proposal will pay to AIF a termination fee of $29,905,339, which is equal to 3.0% of the NAV of MFIC as of September 30, 2023, if the AIF Merger Agreement is terminated by MFIC at any time prior to obtaining approval of the MFIC Share Issuance Proposal by MFIC Stockholders and (A) MFIC is not in material breach of any of the terms of the AIF Merger Agreement, (B) the MFIC Board, including a majority of the MFIC Independent Directors, authorizes MFIC to enter into, and MFIC enters into, a definitive contract with respect to such AIF Merger MFIC Superior Proposal and (C) the SEC has not determined the payment of such termination fee to be prohibited by law.

The AIF Merger Agreement also requires that a third party that makes an AIF Merger Takeover Proposal described in this paragraph to pay to AIF a termination fee of $29,905,339, which is equal to 3.0% of the NAV of MFIC as of September 30, 2023, if:

•

the AIF Merger Agreement is terminated (i) by MFIC or AIF (x) if the AIF Merger is not completed by the AIF Merger Outside Date, or (y) the MFIC Stockholders do not approve the MFIC Share Issuance Proposal at the MFIC Special Meeting, or (ii) by AIF if MFIC willfully or intentionally breaches its representations, warranties, covenants or agreements in the AIF Merger Agreement, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the AIF Closing Date, the failure of certain MFIC closing conditions, and such breach is either (x) not curable prior to the AIF Merger Outside Date or (y) if curable prior to the AIF Merger Outside Date, has not been cured within 30 days after the giving of notice thereof by AIF to MFIC (provided that AIF is not then in material breach so as to result in the failure of certain MFIC closing conditions);

•

an AIF Merger Takeover Proposal (except that references to 25% in such definition will be deemed to be references to 50%) by the relevant third party is publicly disclosed after the date of the AIF Merger Agreement and has not been withdrawn prior to the MFIC Special Meeting (in the case of a termination due to the failure of the MFIC Stockholders to approve the MFIC Share Issuance Proposal) or termination of the AIF Merger Agreement (in the case of clause (ii) above or the failure to complete the AIF Mergers by the AIF Merger Outside Date); and

•

MFIC enters into a definitive agreement with respect to such AIF Merger Takeover Proposal within twelve (12) months after the AIF Merger Agreement is terminated and such AIF Merger Takeover Proposal is subsequently completed (regardless of whether such consummation happens prior to or following such 12-month period).

Effect of Termination

If the AIF Merger Agreement is terminated, it will become void and have no effect, and there will be no liability on the part of MFIC Adviser, MFIC, AIF Merger Sub, AIF, or their respective affiliates or consolidated subsidiaries or any of their respective directors or officers. However, except as otherwise provided in the AIF Merger Agreement, (1) MFIC Adviser, MFIC and AIF will remain liable to each other for any damages incurred or suffered by another party arising out of its willful or intentional breach of any provision of the AIF Merger Agreement or its failure or refusal to consummate the AIF Merger Agreement and the transactions contemplated thereby when it was obligated to do so in accordance with the terms of the AIF Merger Agreement and (2) certain designated provisions of the AIF Merger Agreement will survive the termination of the AIF Merger Agreement.

Amendment of the AIF Merger Agreement

The AIF Merger Agreement may be amended by the parties, by action taken or authorized by their respective boards of directors, at any time before or after approval of the MFIC Share Issuance Proposal by MFIC Stockholders or the AIF Merger Proposal by AIF Stockholders; provided that after any approval of the MFIC Share Issuance Proposal by MFIC Stockholders or the AIF Merger Proposal by AIF Stockholders, there may not be, without further approval of such stockholders, any amendment of the AIF Merger Agreement that requires such further approval under applicable law. The AIF Merger Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

Expenses and Fees

All fees and expenses incurred in connection with the AIF Merger Agreement and the transactions contemplated thereby (including the AIF Mergers), will be paid by the party incurring such fees and expenses, whether or not the transactions contemplated by the AIF Merger Agreement (including the AIF Mergers) are consummated; provided, however, the following fees and expenses will be borne proportionately by MFIC and AIF by reference to their respective NAVs as of September 30, 2023: (i) all costs and expenses of printing and mailing this joint proxy statement/prospectus that are related to the AIF Merger Agreement and the transactions contemplated thereby, (ii) all filing and other fees paid to the SEC in connection with the AIF Mergers and (iii) fees and expenses for legal services to AIF, MFIC and AIF Merger Sub in connection with the AIF Merger Agreement and the transactions contemplated thereby (except for fees for legal services of independent counsel to the MFIC Special Committee and the AIF Special Committee).

DESCRIPTION OF THE MFIC SIDE LETTER AGREEMENT

The MFIC Side Letter Agreement sets forth certain terms relating to the commitment of MFIC Adviser to reimburse certain fees and expenses of MFIC in connection with the consummation or termination of the Mergers.

Pursuant to the terms of the MFIC Side Letter Agreement, if either the AIF Closing or the AFT Closing occurs, MFIC Adviser will reimburse MFIC for all bona fide and documented fees and expenses incurred and payable by MFIC or on its behalf in connection with (i) the AFT Merger Agreement and the transactions contemplated thereunder and (ii) the AIF Merger Agreement and the transactions contemplated thereunder. However, if both the AIF Merger Agreement and the AFT Merger Agreement are terminated pursuant to the terms thereof, MFIC Adviser will reimburse MFIC, in an aggregate amount not to exceed $375,000, for all bona fide and documented fees and expenses incurred and payable by MFIC or on its behalf in connection with (i) the AFT Merger Agreement and the transactions contemplated thereunder and (ii) the AIF Merger Agreement and the transactions contemplated thereunder.

Any reimbursement that is required to be made by MFIC Adviser pursuant to the terms of the MFIC Side Letter Agreement will be made to MFIC upon presentation of reasonably satisfactory documentation by MFIC substantiating such fees or expenses.

DESCRIPTION OF THE AFT SIDE LETTER AGREEMENT

The AFT Side Letter Agreement sets forth certain terms relating to the commitments of MFIC Adviser and AFT/AIF Adviser to reimburse certain fees and expenses of AFT in connection with the consummation or termination of the AFT Mergers.

Pursuant to the terms of the AFT Side Letter Agreement, if the AFT Closing occurs, MFIC Adviser will reimburse AFT for all bona fide and documented fees and expenses incurred and payable by AFT or on its behalf in connection with the AFT Merger Agreement and the transactions contemplated thereunder. However, if the AFT Merger Agreement is terminated pursuant to the terms thereof, AFT/AIF Adviser will reimburse AFT, in an aggregate amount not to exceed $375,000, for all bona fide and documented fees and expenses incurred and payable by AFT or on its behalf in connection with the AFT Merger Agreement and the transactions contemplated thereunder.

Any reimbursement that is required to be made by MFIC Adviser or AFT/AIF Adviser, as applicable, pursuant to the terms of the AFT Side Letter Agreement will be made to AFT upon presentation of reasonably satisfactory documentation by AFT substantiating such fees or expenses.

DESCRIPTION OF THE AIF SIDE LETTER AGREEMENT

The AIF Side Letter Agreement sets forth certain terms relating to the commitments of MFIC Adviser and AFT/AIF Adviser to reimburse certain fees and expenses of AIF in connection with the consummation or termination of the AIF Mergers.

Pursuant to the terms of the AIF Side Letter Agreement, if the AIF Closing occurs, MFIC Adviser will reimburse AIF for all bona fide and documented fees and expenses incurred and payable by AIF or on its behalf in connection with the AIF Merger Agreement and the transactions contemplated thereunder. However, if the AIF Merger Agreement is terminated pursuant to the terms thereof, AFT/AIF Adviser will reimburse AIF, in an aggregate amount not to exceed $375,000, for all bona fide and documented fees and expenses incurred and payable by AIF or on its behalf in connection with the AIF Merger Agreement and the transactions contemplated thereunder.

Any reimbursement that is required to be made by MFIC Adviser or AFT/AIF Adviser, as applicable, pursuant to the terms of the AIF Side Letter Agreement will be made to AIF upon presentation of reasonably satisfactory documentation by AIF substantiating such fees or expenses.

ACCOUNTING TREATMENT OF THE MERGERS

The Mergers would be considered asset acquisitions under generally accepted accounting principles with MFIC being the accounting survivor. The Mergers would then be accounted for under the asset acquisition method of accounting by MFIC in accordance with Accounting Standards Codification Topic 805-50, Business Combinations—Related Issues (“ASC 805-50”). Under asset acquisition accounting, acquiring assets in groups not only requires ascertaining the cost of the asset (or net assets), but also allocating that cost to the individual assets (or individual assets and liabilities) that make up the group. Per ASC 805-50-30-1, assets are recognized based on their cost to the acquiring entity, which generally includes transaction costs of the asset acquisition, and no gain or loss is recognized unless the fair value of noncash assets given as consideration differs from the assets’ carrying amounts on the acquiring entity’s records. ASC 805-50-30-2 provides that asset acquisitions in which the consideration given is cash are measured by the amount of cash paid. However, if the consideration given is not in the form of cash (that is, in the form of noncash assets, liabilities incurred, or equity interests issued), measurement is based on the cost to the acquiring entity or the fair value of the assets (or net assets) acquired, whichever is more clearly evident and, thus, more reliably measured.

In connection with the Mergers, the outstanding shares of AFT Common Stock and AIF Common Stock would be exchanged for newly issued shares of MFIC Common Stock. The aggregate NAV of the MFIC Common Stock received by AFT Stockholders in connection with the AFT Mergers would equal the aggregate NAV of shares of AFT Common Stock held by AFT Stockholders immediately prior to the AFT Mergers, and the aggregate NAV of the MFIC Common Stock received by AIF Stockholders in connection with the AIF Mergers would equal the aggregate NAV of shares of AIF Common Stock held by AIF Stockholders immediately prior to the AIF Mergers. MFIC’s, AFT’s and AIF’s respective NAVs would each take into account transaction related expenses. The consideration paid by MFIC would be allocated to the individual assets acquired or liabilities assumed based on their relative fair values of net identifiable assets acquired other than “non-qualifying” assets (for example, cash) and would not give rise to goodwill. To the extent that the purchase price does not closely approximate the NAV of MFIC Common Stock at such time, the difference between the purchase price and the fair value of AFT’s and AIF’s net assets acquired would result in a purchase discount or premium (henceforth referred to as the (“purchase discount (or premium)”). The purchase discount (or premium) would be allocated to the acquired assets and assumed liabilities of AFT and AIF based on their relative fair values as of the AFT Closing and AIF Closing, respectively. Immediately following the Mergers, MFIC would record its investments, including the acquired AFT and AIF investments, at their respective fair values and, as a result, the purchase discount (or premium) allocated to the cost basis of the investments acquired from AFT and AIF would be recognized as unrealized appreciation (or depreciation). The purchase discount (or premium) allocated to the acquired AFT and AIF investments in loans would accrete (or amortize) over the life of the loans through interest income with a corresponding reversal of the initial unrealized appreciation (or depreciation) on the acquired AFT and AIF loans through their ultimate disposition. The purchase discount (or premium) allocated to the acquired AFT and AIF investments in equity securities would not accrete (or amortize) over the life of the equity securities through interest income and, assuming no subsequent change to the fair value of the acquired AFT and AIF equity securities and disposition of such equity securities at fair value, would be recognized as realized gain (or loss) with a corresponding reversal of the unrealized appreciation (or depreciation) upon disposition of such equity securities.

The final allocation of the purchase price would be determined after the Mergers are completed and after completion of a final analysis to determine the estimated relative fair values of AFT’s and AIF’s assets and liabilities. Increases or decreases in the estimated fair values of the net assets, commitments, and other items of AFT and AIF as compared to the information shown in this joint proxy statement/prospectus may occur. MFIC would exclude any adjustments to the cost basis of the acquired AFT and AIF investments established by ASC 805 as a result of the Mergers from the calculation of its incentive fee on both pre-incentive fee net investment income and on any incentive fee on capital gains, with such exclusion to be implemented through, for example, a future amendment to MFIC’s investment advisory agreement with MFIC Adviser then in effect, or another reasonable method.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

Certain Material U.S. Federal Income Tax Consequences of the Mergers

For purposes of this discussion, a “U.S. stockholder” or “U.S. holder” is a beneficial owner of MFIC Common Stock, AFT Common Stock and AIF Common Stock who for U.S. federal income tax purposes is:

•	a citizen or individual resident of the United States;

•	a corporation, or an entity treated as a corporation, created or organized in or under the laws of the United States or any State or the District of Columbia;

•

a trust if (1) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust or (2) such trust has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person; or

•	an estate that is subject to U.S. federal income tax on its income regardless of its source.

For purposes of this discussion, a “non-U.S. stockholder” or “non-U.S. holder” means a beneficial owner of MFIC Common Stock, AFT Common Stock or AIF Common Stock that is neither a U.S. stockholder nor a partnership (including an entity treated as a partnership for U.S. federal income tax purposes).

If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) holds MFIC Common Stock, AFT Common Stock or AIF Common Stock, the tax treatment of a partner generally will depend on the status of the partner and the activities of the partnership. If you are a partner of a partnership holding MFIC Common Stock, AFT Common Stock or AIF Common Stock, you should consult your tax advisor.

This discussion addresses only those MFIC Stockholders, AFT Stockholders and AIF Stockholders that hold their MFIC Common Stock, AFT Common Stock or AIF Common Stock as a capital asset within the meaning of Section 1221 of the Code, and does not address all the U.S. federal income tax consequences that may be relevant to particular MFIC Stockholders, AFT Stockholders or AIF Stockholders in light of their individual circumstances or to MFIC Stockholders, AFT Stockholders or AIF Stockholders that are subject to special rules, such as:

•	financial institutions;

•	pass-through entities and investors in such entities;

•	insurance companies;

•	tax-exempt organizations;

•	controlled foreign corporations and passive foreign investment companies;

•	real estate investment trusts;

•	RICs;

•	mutual funds;

•	pension plans and trusts;

•	dealers in securities;

•	traders in securities that elect to use a mark to market method of accounting;

•	persons who exercise dissenters’ rights;

•	persons that hold MFIC Common Stock, AFT Common Stock or AIF Common Stock as part of a straddle, hedge, constructive sale or conversion transaction;

•	United States expatriates or former citizens or residents of the United States;

•	U.S. stockholders whose functional currency is not the U.S. dollar;

•

a person required to accelerate the recognition of any item of gross income with respect to MFIC Common Stock, AFT Common Stock or AIF Common Stock as a result of such income being recognized on an applicable financial statement;

•	persons who are not U.S. stockholders (except as otherwise disclosed below under “—Non-U.S. Stockholders”); and

•

persons who acquired their shares of MFIC Common Stock, AFT Common Stock or AIF Common Stock through the exercise of an employee stock option or otherwise as compensation or through a tax-qualified retirement plan, individual retirement accounts or other tax-deferred accounts.

In addition, the discussion does not address any alternative minimum tax, gift or estate tax, or any state, local or foreign tax consequences of the Mergers, nor does it address any tax consequences arising under Medicare tax on net investment income.

The following discussion is based on the Code, its legislative history, existing and proposed regulations thereunder and published rulings and decisions, all as currently in effect as of the date hereof, and all of which are subject to change, possibly with retroactive effect. Any such change could affect the continuing validity of this discussion.

Qualification of the Mergers as a Reorganization under Section 368(a) of the Code

MFIC, AFT and AIF intend for the Mergers, taken together, to qualify as a reorganization within the meaning of Section 368(a) of the Code. It is a condition to the obligation of each of MFIC, AFT and AIF to consummate the Mergers that MFIC, AFT and AIF has each received a written opinion from Simpson Thacher, outside legal counsel to MFIC, AFT and AIF, in each case dated as of the AFT Closing an AIF Closing, respectively, and substantially to the effect that the Mergers, taken together, will qualify as a “reorganization,” within the meaning of Section 368(a) of the Code. These opinions will be based on facts and representations contained in representation letters provided by MFIC, AFT and AIF and on customary factual assumptions, including that the fair market value of the MFIC Common Stock received by AFT Stockholders and AIF Stockholders in the Mergers will equal or exceed 40% of the aggregate consideration in the Mergers.

Accordingly, each AFT Stockholder and AIF Stockholder should consult its tax advisor with respect to the particular tax consequence of the Mergers to such holder.

The remainder of this disclosure assumes that the Mergers qualify as a “reorganization” under Section 368(a) of the Code.

Tax Consequences if the Mergers Qualify as a Reorganization

If the Mergers, taken together, are treated as a reorganization within the meaning of Section 368(a) of the Code, the tax consequences for AFT Stockholders and AIF Stockholders who are U.S. holders and receive shares of MFIC Common Stock in exchange for shares of AFT Common Stock and AIF Common Stock pursuant to the Mergers are as follows:

•

except to the extent of the special payment, no gain or loss will be recognized by the holders of AFT Common Stock and AIF Common Stock upon the conversion of their AFT Common Stock and AIF Common Stock into MFIC Common Stock, except to the extent such holders are paid cash in lieu of fractional MFIC Common Stock in the Mergers;

•

the aggregate basis of the shares of MFIC Common Stock received in the Mergers will be the same as the aggregate basis of the AFT Common Stock and AIF Common Stock for which it is exchanged, increased by any gain recognized up to the amount of the special payment and decreased by any basis attributable to fractional interests in shares of MFIC Common Stock for which cash is received; and

•

the holding period of shares of MFIC Common Stock received in exchange for shares of AFT Common Stock and AIF Common Stock will include the holding period of the AFT Common Stock and AIF Common Stock for which it is exchanged.

If the AFT Stockholders and AIF Stockholders acquired different blocks of AFT Common Stock and AIF Common Stock at different times or at different prices, such holders’ basis and holding period in their shares of MFIC Common Stock will be determined by reference to each block of AFT Common Stock and AIF Common Stock.

The tax treatment of the receipt of the special payment is unclear because there is limited authority addressing the tax consequences of the receipt of Merger consideration from a party other than the acquiror. If the special payment is treated as additional Merger consideration received in exchange for AFT Common Stock and AIF Common Stock, such payment would be treated as part of the total consideration received in exchange for the AFT Common Stock and AIF Common Stock and treated in the manner described above. It is possible, however, that the special payment may be treated as ordinary income and not as cash received in exchange for a AFT’s Stockholder’s and AIF’s Stockholder’s AFT Common Stock and AIF Common Stock.

Although the matter is not free from doubt, MFIC intends to take the position that the special payment received by AFT Stockholders and AIF Stockholders is treated as additional Merger consideration, and, assuming such position is respected, any gain recognized by a AFT Stockholders and AIF Stockholders on the receipt of the special payment should be capital gain or loss. No assurances can be given, however, that the IRS will not assert, or that a court would not sustain, a contrary position.

Cash Received in Lieu of a Fractional Share of MFIC Common Stock

An AFT Stockholder or AIF Stockholder who receives cash in lieu of a fractional share of MFIC Common Stock will generally be treated as having received the fractional share pursuant to the Mergers and then as having sold that fractional share of MFIC Common Stock for cash. As a result, an AFT Common Stock and AIF Common Stock will generally recognize gain or loss equal to the difference between the amount of cash received and the basis in his or her fractional share interest as set forth above. Except as described above, this gain or loss will generally be capital gain or loss, and will be long-term capital gain or loss if, as of the effective date of the Mergers, the holding period for such shares is greater than one year. The deductibility of capital losses is subject to limitations.

Backup Withholding and Information Reporting

Payments of cash to an AFT Stockholder or an AIF Stockholder may, under certain circumstances, be subject to information reporting and backup withholding, unless the holder provides proof of an applicable exemption satisfactory to MFIC and the exchange agent or furnishes its taxpayer identification number, and otherwise complies with all applicable requirements of the backup withholding rules. Any amounts withheld from payments to a holder under the backup withholding rules are not additional tax and will be allowed as a refund or credit against the holder’s U.S. federal income tax liability, provided the required information is furnished to the Internal Revenue Service.

If the Mergers, taken together, qualify as a reorganization, an AFT Stockholder or an AIF Stockholder who receives MFIC Common Stock as a result of the Mergers will be required to retain records pertaining to the Mergers. Each AFT Stockholder and AIF Stockholder who is required to file a U.S. federal income tax return and who is a “significant holder” that receives MFIC Common Stock in the Mergers will be required to file a statement with such U.S. federal income tax return in accordance with U.S. Treasury Regulations Section 1.368-3 setting forth such holder’s basis in, and the fair market value of, the AFT Stockholder or AIF Stockholder that is exchanged for MFIC Common Stock by such significant holder (in each case, determined immediately prior to the exchange) in the AFT Common Stock or AIF Common Stock that is exchanged for MFIC Common Stock by such significant holder. A “significant holder” is an AFT Stockholder or an AIF Stockholder who, immediately before the Mergers, owned at least 5% of the outstanding AFT Common Stock or AIF Common Stock or securities of AFT or AIF with a basis for federal income taxes of at least $1.0 million.

Non-U.S. Stockholders

Gain recognized by a non-U.S. stockholder upon the exchange of AFT Common Stock or AIF Common Stock pursuant to the Mergers generally should not be subject to U.S. federal income tax unless:

•

the gain is effectively connected with a U.S. trade or business of such non-U.S. stockholder (and, if required by an applicable income tax treaty, the non-U.S. stockholder maintains a permanent establishment in the United States to which such gain is attributable), in which case the non-U.S. stockholder generally should be subject to tax on such gain in the same manner as a U.S. stockholder and, if the non-U.S. stockholder is a foreign corporation, such corporation may be subject to a branch profits tax at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty);

•

the non-U.S. stockholder is a nonresident alien individual who is present in the United States for 183 days or more in the taxable year of the Mergers and certain other requirements are met, in which case the non-U.S. stockholder generally should be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), which may be offset by U.S. source capital losses of the non-U.S. stockholder, if any, provided the non-U.S. stockholder has timely filed U.S. federal income tax returns with respect to such losses; or

•

AFT or AIF is or has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of (i) the five-year period ending on the date of the Mergers and (ii) the non-U.S. stockholder’s holding period in the AFT Common Stock or AIF Common Stock, and the non-U.S. stockholder owned (directly, indirectly or constructively) more than 5% of the outstanding AFT Common Stock or AIF Common Stock at any time during the applicable period. Although there can be no assurances in this regard, AIF and AFT does not believe that it is or was during the last five years a “United States real property holding corporation” for U.S. federal income tax purposes.

A non-U.S. stockholder will be subject to information reporting and, in certain circumstances, backup withholding with respect to the Merger Consideration received by such holder pursuant to the Mergers, unless such non-U.S. stockholder certifies under penalties of perjury that it is a non-U.S. stockholder (and the payor does not have actual knowledge or reason to know that the holder is a United States person as defined under the Code) or such non-U.S. stockholder otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a non-U.S. stockholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (or “FFIs”) unless such FFIs either: (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (as “IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, FATCA also imposes a 30% withholding on payments to foreign entities that are not FFIs unless such foreign entities certify that they do not have a greater than 10% U.S. owner or provide the withholding agent with identifying information on each greater than 10% U.S. owner. Non-U.S. stockholders should consult their tax advisors regarding the potential application of FATCA withholding on amounts received by such holders in connection with the Mergers.

Limitations on Utilization of Loss Carryforwards and Unrealized Losses

In general, as MFIC Stockholders before the Mergers may hold less than 50% of the outstanding shares of MFIC immediately following the Mergers, it is expected that limitations under the Code will apply to loss carryforwards of MFIC and, if MFIC has a “net unrealized built-in loss” (as defined under Section 382 of the Code) at the time of the Mergers, any unrealized losses of MFIC.

In this regard, the Mergers are expected to result in potential limitations on (i) the ability of MFIC to use its loss carryforwards and, if MFIC has a “net unrealized built-in loss” at the time of the Mergers, to recognize any capital losses on the disposition of its assets to the extent the losses are realized within five years following the Mergers and are attributable to unrealized capital losses inherent in the tax basis of such assets at the time of the Mergers and (ii) on the ability of MFIC’s taxable subsidiaries to use their net operating loss carryforwards. These potential limitations generally would be imposed on an annual basis. Losses in excess of the limitation may be carried forward indefinitely for both capital loss carryforwards and post-2017 net operating loss carryforwards while pre-2018 net operating loss carryforwards are subject to a 20-year expiration from the year incurred. The limitations generally would equal the product of the fair market value of MFIC (or MFIC’s taxable subsidiaries, as the case may be) equity immediately prior to the Mergers and the “long-term tax-exempt rate,” as published monthly by the IRS, in effect at such time. No assurance can be given as to what long-term tax-exempt rate will be in effect at the time of the Mergers.

If AFT or AIF has a “net unrealized built-in gain” (as defined under Section 382 of the Code) at the time of the Mergers, MFIC will be prohibited from using (i) its own capital loss carryforwards and (ii) if MFIC has a “net unrealized built-in loss” at the time of the Mergers, MFIC’s unrealized losses (once realized), against the unrealized gains in AFT’s or AIF’s portfolio at the time of the Mergers, if any, to the extent such gains are realized within five years following the Mergers. In addition, if MFIC has a “net unrealized built-in gain” at the time of the Mergers, MFIC, as the surviving company, will be prohibited from using (i) AFT’s or AIF’s capital loss carryforwards and (ii) if AFT or AIF have a “net unrealized built-in loss” at the time of the Mergers, AFT’s or AIF’s unrealized losses (once realized), against the unrealized gains in MFIC’s portfolio at the time of the Mergers, if any, to the extent such gains are realized within five years following the Mergers.

The ability of MFIC to use its or AFT’s or AIF’s losses in the future depends upon a variety of factors that cannot be known in advance. Even if MFIC is able to utilize its or AFT’s or AIF’s capital loss carryforwards or unrealized losses, the tax benefit resulting from those losses will be shared by AFT Stockholders, AIF Stockholders and MFIC Stockholders following the Mergers. Therefore, an MFIC Stockholder, AFT Stockholder or AIF Stockholder may pay more taxes, or pay taxes sooner, than such stockholder otherwise would have paid if the Mergers did not occur.

Further, in addition to the other limitations on the use of losses, under Section 381 of the Code, for the tax year of the Mergers, only that percentage of MFIC’s capital gain net income for such tax year (excluding capital loss carryforwards), if any, equal to the percentage of its tax year that remains following the Mergers can be reduced by AIF’s or AFT’s capital loss carryforwards (as otherwise limited under Sections 382, 383 and 384 of the Code, as described above).

As of December 31, 2022, AFT and AIF had approximately $42,220,267 and $42,776,521 of capital loss carryforwards, respectively, none of which are expected to be subject to limitation.

Distribution of Income and Gains

AFT’s and AIF’s tax year is expected to end as a result of the Mergers. AFT and AIF generally will be required to declare to AFT Stockholders and AIF Stockholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain (if any), in order to maintain AFT’s and AIF’s treatment as a RIC during its tax year ending with the date of the Mergers and to eliminate any U.S. federal income tax on its taxable income in respect of such tax year.

Moreover, if MFIC has net investment income or net realized capital gain, but has not distributed such income or gain prior to the Mergers and you acquire shares of MFIC Common Stock in the Mergers, a portion of your subsequent distributions from MFIC may, in effect, be a taxable return of part of your investment. Similarly, if you acquire MFIC Common Stock in the Mergers when MFIC holds appreciated securities, you may receive a taxable return of part of your investment if and when MFIC sells the appreciated securities and distributes the realized gain.

Tax Consequences of the MFIC Distribution

The tax treatment of an MFIC Stockholder’s receipt of the MFIC Distribution is unclear. Any MFIC Distribution made to an MFIC Stockholder that is a U.S. holder may be treated as a fee for approving the MFIC Share Issuance Proposal, which would be taxable as ordinary income at the time it accrues or is received in accordance with such U.S. holder’s method of accounting for United States federal income tax purposes. We intend to treat the MFIC Distribution as such a fee, which fee will be taxable as ordinary income to consenting MFIC Stockholders that are U.S. holders. There can be no assurance, however, that the IRS will not successfully challenge this position. MFIC Stockholders that are U.S. holders should consult their tax advisors regarding the United States federal income tax treatment of the MFIC Distribution.

Because of this uncertainty, the applicable withholding agent may withhold at a rate of 30% on the payment of the MFIC Distribution to an MFIC Stockholder that is a non-U.S. holder unless (i) the non-U.S. holder timely provides the withholding agent with a properly executed IRS Form W-8ECI certifying that such MFIC Distribution is effectively connected with the non-U.S. holder’s conduct of a United States trade or business and includible in its gross income or (ii) an applicable income tax treaty between the United States and the country of residence of the non-U.S. holder eliminates or reduces the withholding tax and such non-U.S. holder timely provides a properly executed IRS Form W-8BEN or Form W-8BEN-E to the withholding agent. Alternative documentation may be provided in certain situations. Non-U.S. holders generally should be eligible for a refund of any excess amounts withheld, provided the required information is timely furnished to the IRS. Non-U.S. holders should consult their tax advisors regarding the United States federal income tax treatment of their receipt of the MFIC Distribution.

The preceding discussion is intended only as a summary of material U.S. federal income tax consequences of the Mergers and does not address tax consequences that may vary with, or are contingent on, individual circumstances. Moreover, it does not address any non-income tax or any foreign, state or local tax consequences of the Mergers. Thus, you are strongly encouraged to consult your tax advisor as to the specific tax consequences resulting from the Mergers, including tax return reporting requirements, the applicability and effect of United States federal, state, local and other tax laws and the effect of any proposed changes in the tax laws.

U.S. Federal Income Taxation of an Investment in MFIC Common Stock

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to MFIC, to MFIC’s qualification and taxation as a RIC for U.S. federal income tax purposes under Subchapter M of the Code and to an investment in MFIC Common Stock.

Election to be Taxed as a RIC

MFIC has elected to be treated as a RIC under Subchapter M of the Code. As a RIC, MFIC generally will not have to pay corporate-level U.S. federal income taxes on any income that MFIC distributes to MFIC Stockholders from its earnings and profits. To qualify as a RIC, MFIC must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, MFIC must distribute to MFIC Stockholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess, if any, of realized net short-term capital gain over realized net long-term capital loss (the “Annual Distribution Requirement”). Even if MFIC qualifies as a RIC, MFIC generally will be subject to corporate-level U.S. federal income tax on its undistributed taxable income and could be subject to U.S. federal excise, state, local and foreign taxes.

Taxation as a RIC

Provided that MFIC qualifies as a RIC and satisfies the Annual Distribution Requirement, MFIC will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (which generally is defined as net long-term capital gain in excess of net short-term capital loss) that it timely distributes to stockholders. MFIC will be subject to U.S. federal income tax at regular corporate rates on any income or capital gain not distributed (or deemed distributed) to MFIC Stockholders.

MFIC will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income of RICs unless it distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of its capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which MFIC paid no U.S. federal income tax. MFIC will generally review the benefits of avoiding excise tax against the costs of paying such tax.

In order to be treated as a RIC for U.S. federal income tax purposes, MFIC must, among other things:

•	elect to be treated as a RIC;

•	meet the Annual Distribution Requirement;

•	qualify to be treated as a BDC or be registered as a management investment company under the 1940 Act at all times during each taxable year;

•

derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or other securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies (including but not limited to gain from options, futures and forward contracts) and net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code) (the “90% Income Test”); and

•	diversify its holdings so that at the end of each quarter of the taxable year:

•

at least 50% of the value of its assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of its assets or more than 10% of the outstanding voting securities of the issuer (which for these purposes includes the equity securities of a “qualified publicly traded partnership”); and

•

no more than 25% of the value of its assets is invested in the securities, other than U.S. Government securities or securities of other RICs, (i) of one issuer, (ii) of two or more issuers that are controlled, as determined under applicable tax rules, by MFIC and that are engaged in the same or similar or related trades or businesses or (iii) of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

To the extent that MFIC invests in entities treated as partnerships for U.S. federal income tax purposes (other than a “qualified publicly traded partnership”), MFIC generally must include the items of gross income derived by the partnerships for purposes of the 90% Income Test, and the income that is derived from a partnership (other than a “qualified publicly traded partnership”) will be treated as qualifying income for purposes of the 90% Income Test only to the extent that such income is attributable to items of income of the partnership which would be qualifying income if realized by MFIC directly. In addition, MFIC generally must take into account its proportionate share of the assets held by partnerships (other than a “qualified publicly traded partnership”) in which MFIC is a partner for purposes of the Diversification Tests.

In determining whether or not a RIC is in compliance with the Diversification Tests, the 90% Income Test and the Annual Distribution Requirement, a RIC may take into consideration certain cure provisions contained in the Code.

In order to meet the 90% Income Test, MFIC may establish one or more special purpose corporations to hold assets from which MFIC does not anticipate earning dividend, interest or other qualifying income under the 90% Income Test. Any investments held through such a special purpose corporation would generally be subject to U.S. federal income and other taxes, and therefore MFIC can expect to achieve a reduced after-tax yield on such investments.

MFIC may be required to recognize taxable income in circumstances in which MFIC does not receive a corresponding payment in cash. For example, if MFIC hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), MFIC must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by MFIC in the same taxable year. MFIC may also have to include in income other amounts that MFIC has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. MFIC anticipates that a portion of MFIC’s income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.

Because any original issue discount or other amounts accrued will be included in MFIC’s investment company taxable income for the year of the accrual, MFIC may be required to make a distribution to MFIC Stockholders in order to satisfy the Annual Distribution Requirement, even though MFIC will not have received any corresponding cash amount. As a result, MFIC may have difficulty meeting the Annual Distribution Requirement necessary to obtain and maintain RIC tax treatment under the Code. MFIC may have to sell some of its investments at times and/or at prices MFIC would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If MFIC is not able to obtain cash from other sources, MFIC may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.

Furthermore, a portfolio company in which MFIC invests may face financial difficulty that requires MFIC to work-out, modify or otherwise restructure its investment in the portfolio company. Any such restructuring may result in unusable capital losses and future non-cash income. Any restructuring may also result in MFIC’s recognition of a substantial amount of non-qualifying income for purposes of the 90% Income Test, such as cancellation of indebtedness income in connection with the work-out of a leveraged investment (which, while not free from doubt, may be treated as non-qualifying income) or the receipt of other non-qualifying income.

Gain or loss realized by MFIC from warrants acquired by MFIC as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long MFIC held a particular warrant.

MFIC’s investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, MFIC’s yield on those securities would be decreased. Stockholders will generally not be entitled to claim a credit or deduction with respect to non-U.S. taxes paid by MFIC.

If MFIC acquires investments in “passive foreign investment companies” (“PFICs”) (including equity tranche investments in CLO vehicles that are PFICs), MFIC may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such investments even if such income is distributed as a taxable dividend by MFIC to MFIC Stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require MFIC to recognize its share of the PFIC’s income for each year regardless of whether MFIC receives any distributions from such PFIC. MFIC must nonetheless distribute such income to maintain its status as a RIC.

If MFIC holds more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments in a CLO vehicle treated as a CFC), MFIC may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to MFIC’s pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains). If MFIC is required to include such deemed distributions from a CFC in its income, MFIC will be required to distribute such income to maintain its RIC status regardless of whether or not the CFC makes an actual distribution during such year.

If MFIC is required to include amounts in income prior to receiving distributions representing such income, MFIC may have to sell some of its investments at times and/or at prices MFIC would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If MFIC is not able to obtain cash from other sources, MFIC may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.

In addition, as discussed above, to qualify as a RIC, MFIC must, among other thing, satisfy the 90% Income Test. Although the Code generally provides that the income inclusions from a PFIC for which MFIC has made a qualifying fund election (such a PFIC, a “QEF”) or a CFC will be “good income” for purposes of this 90% Income Test to the extent that the QEF or the CFC distributes such income to MFIC in the same taxable year in which the income is included in MFIC’s income, the Code does not specifically provide whether these income inclusions would be “good income” for this 90% Income Test if MFIC does not receive distributions from the QEF or CFC during such taxable year. The IRS has issued a series of private rulings in which it has concluded that all income inclusions from a QEF or a CFC included in a RIC’s gross income would constitute “good income” for purposes of the 90% Income Test. Such rulings are not binding on the IRS except with respect to the taxpayers to whom such rulings were issued. The IRS and U.S. Treasury Department have issued regulations that provide that the income inclusions from a QEF or a CFC will be good income for purposes of the 90% Income Test if MFIC receives a cash distribution from such entity in the same year attributable to the included income or the included income is derived with respect to MFIC’s business of investing in stocks and securities. Accordingly, under current law, MFIC believes that the income inclusions from a CLO that is a QEF or a CFC would be “good income” for purposes of the 90% Income Test whether or not such income is distributed by the QEF or CFC during the taxable year.

Under Section 988 of the Code, gain or loss attributable to fluctuations in exchange rates between the time MFIC accrues income, expenses, or other liabilities denominated in a foreign currency and the time MFIC actually collects such income or pays such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gain or loss on foreign currency forward contracts and the disposition of debt denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Although MFIC does not presently expect to do so, MFIC is authorized to borrow funds and to sell assets in order to satisfy its distribution requirements. However, under the 1940 Act, MFIC is not permitted to make distributions to MFIC Stockholders while its debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities—Senior Securities” in Part I, Item 5 of MFIC’s Annual Report on Form 10-KT for the nine months ended December 31, 2022. Moreover, MFIC’s ability to dispose of assets to meet its distribution requirements may be limited by (1) the illiquid nature of MFIC’s portfolio and/or (2) other requirements relating to MFIC’s status as a RIC, including the Diversification Tests. If MFIC disposes of assets in order to meet the Annual Distribution Requirement or to avoid the excise tax, MFIC may make such dispositions at times that, from an investment standpoint, are not advantageous.

If MFIC fails to satisfy the Annual Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, MFIC will be subject to tax in that year on all of its taxable income, regardless of whether MFIC makes any distributions to MFIC Stockholders. In that case, all of such income will be subject to corporate-level U.S. federal income tax, reducing the amount available to be distributed to MFIC Stockholders. See “—Failure To Obtain RIC Tax Treatment” below.

As a RIC, MFIC is not allowed to carry forward or carry back a net operating loss for purposes of computing its investment company taxable income in other taxable years. U.S. federal income tax law generally permits a RIC to carry forward (i) the excess of its net short-term capital loss over its net long-term capital gain for a given year as a short-term capital loss arising on the first day of the following year and (ii) the excess of its net long-term capital loss over its net short-term capital gain for a given year as a long-term capital loss arising on the first day of the following year. However, future transactions MFIC engages in, including the Mergers, may cause its ability to use any capital loss carryforwards, and unrealized losses once realized, to be limited under Section 382 of the Code. Certain of MFIC’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause MFIC to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test. MFIC will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

As described above, to the extent that MFIC invests in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes, the effect of such investments for purposes of the 90% Income Test and the Diversification Tests will depend on whether or not the partnership is a “qualified publicly traded partnership” (as defined in the Code). If the partnership is a “qualified publicly traded partnership,” the net income derived from such investments will be qualifying income for purposes of the 90% Income Test and will be “securities” for purposes of the Diversification Tests. If the partnership, however, is not treated as a “qualified publicly traded partnership,” the consequences of an investment in the partnership will depend upon the amount and type of income of the partnership allocable to MFIC and its proportionate share of the underlying assets of the partnership. The income derived from such investments may not be qualifying income for purposes of the 90% Income Test and, therefore, could adversely affect MFIC’s qualification as a RIC. MFIC intends to monitor its investments in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes to prevent MFIC’s disqualification as a RIC.

MFIC may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the expected tax treatment, it could affect the timing or character of income recognized, requiring MFIC to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.

Taxation of U.S. Stockholders

Whether an investment in shares of MFIC Common Stock is appropriate for a U.S. stockholder will depend upon that person’s particular circumstances. An investment in shares of MFIC Common Stock by a U.S. stockholder may have adverse tax consequences. The following summary generally describes certain U.S. federal income tax consequences of an investment in shares of MFIC Common Stock by taxable U.S. stockholders and not by U.S. stockholders that are generally exempt from U.S. federal income taxation. U.S. stockholders should consult their own tax advisors before making an investment in MFIC Common Stock.

Distributions by MFIC generally are taxable to U.S. stockholders as ordinary income or capital gain. Distributions of MFIC’s “investment company taxable income” (which is, generally, MFIC’s ordinary income excluding net capital gain) will be taxable as ordinary income to U.S. stockholders to the extent of MFIC’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by MFIC to noncorporate U.S. stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for taxation at rates applicable to “qualifying dividends” (currently at a maximum tax rate of 20%) provided that MFIC properly reports such distributions as “qualified dividend income” and certain holding period and other requirements are satisfied. In this regard, it is not anticipated that a significant portion of distributions paid by MFIC will be attributable to qualifying dividends; therefore, MFIC’s distributions generally will not qualify for the preferential rates applicable to qualified dividend income. Distributions of MFIC’s net capital gain (which is generally MFIC’s net long-term capital gain in excess of net short-term capital loss) properly reported by MFIC as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gain (currently at a maximum rate of 20% in the case of individuals, trusts or estates), regardless of the U.S. stockholder’s holding period for his, her or its MFIC Common Stock and regardless of whether paid in cash or reinvested in additional MFIC Common Stock. Distributions in excess of MFIC’s current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s MFIC Common Stock and, after the adjusted basis is reduced to zero, will constitute capital gain to such U.S. stockholder.

U.S. stockholders who receive distributions in the form of stock generally are subject to the same federal income tax consequences as are stockholders who elect to receive their distributions in cash. The U.S. stockholder will have an adjusted tax basis in the additional shares of MFIC Common Stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Although MFIC currently intends to distribute any long-term capital gain at least annually, MFIC may in the future decide to retain some or all of its long-term capital gain, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, MFIC will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its proportionate share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by MFIC. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since MFIC expects to pay tax on any retained capital gain at the regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on net capital gain, the amount of tax that individual U.S. stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds such U.S. stockholder’s liability for U.S. federal income tax. A U.S. stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes MFIC paid. In order to utilize the deemed distribution approach, MFIC must provide written notice to MFIC Stockholders prior to the expiration of 60 days after the close of the relevant taxable year. MFIC cannot treat any of its investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, MFIC may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If MFIC makes such an election, a U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by MFIC in October, November or December of any calendar year, payable to U.S. stockholders of record on a specified date in any such month and actually paid during January of the following year, will be treated as if it had been received by MFIC’s U.S. stockholders on December 31 of the year in which the dividend was declared.

MFIC may have the ability to declare a large portion of a distribution in shares of MFIC Common Stock to satisfy the Annual Distribution Requirement. If a portion of such distribution is paid in cash (which portion may generally be as low as 20% based on certain public and private rulings issued by the IRS) and certain requirements are met, the entire distribution to the extent of MFIC’s current and accumulated earnings and profits will be treated as a dividend for U.S. federal income tax purposes. As a result, U.S. stockholders will be taxed on the distribution as if the entire distribution was a cash distribution, even though most of the distribution was paid in shares of MFIC Common Stock.

If an investor purchases shares of MFIC Common Stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of MFIC Common Stock. The amount of gain or loss will be measured by the difference between such U.S. stockholder’s adjusted tax basis in the MFIC Common Stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of MFIC Common Stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of MFIC Common Stock may be disallowed if other substantially identical shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. The ability to otherwise deduct capital loss may be subject to other limitations under the Code.

In general, U.S. stockholders taxed at individual rates currently are subject to a maximum U.S. federal income tax rate of 20% on their recognized net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in MFIC Common Stock. Such rate is lower than the maximum rate on ordinary income currently payable by such U.S. stockholders. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the 21% rate also applied to ordinary income.

Noncorporate U.S. stockholders with net capital loss for a year (capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital loss of a noncorporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital loss for a year, but may carry back such losses for three years or carry forward such losses for five years.

If MFIC is not a publicly offered regulated investment company for any taxable year, a noncorporate U.S. stockholder’s pro rata portion of MFIC’s affected expenses, including MFIC’s management fees, will be treated as an additional dividend to the stockholder and will be deductible by such stockholder only to the extent permitted under the limitations described below. A “publicly offered regulated investment company” is a regulated investment company whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. For taxable years beginning before 2026, certain expenses (including advisory fees), referred to as miscellaneous itemized deductions generally are not deductible by noncorporate U.S. stockholders, including individuals, trusts, and estates. For taxable years beginning in 2026 or later, miscellaneous itemized deductions generally are deductible by a noncorporate U.S. stockholder (such as an individual, trust or estate) only to the extent that the aggregate of such U.S. stockholder’s miscellaneous itemized deductions exceeds 2% of such U.S. stockholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under Section 68 of the Code. MFIC is currently a publicly offered regulated investment company although it is possible that it may not qualify as a publicly offered regulated investment company at some point in the future.

MFIC (or the applicable withholding agent) will send to each of its U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal income tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 20% maximum rate). Dividends paid by MFIC generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to qualifying dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

MFIC (or the applicable withholding agent) may be required to withhold U.S. federal income tax, or backup withholding, from all distributions to any noncorporate U.S. stockholder (1) who fails to furnish MFIC with a correct taxpayer identification number or a certificate that such U.S. stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies MFIC that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Backup withholding tax is not an additional tax, and any amount withheld may be refunded or credited against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is timely provided to the IRS.

Under U.S. Treasury Regulations, if a U.S. stockholder recognizes a loss with respect to shares of MFIC Common Stock of $2 million or more for a noncorporate U.S. stockholder or $10 million or more for a corporate U.S. stockholder in any single taxable year (or a greater loss over a combination of years), the U.S. stockholder must file with the IRS a disclosure statement on Internal Revenue Service Form 8886 (or successor form). Direct stockholders of portfolio securities in many cases are excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. Stockholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in MFIC Common Stock. Distributions of MFIC’s “investment company taxable income” (which excludes net capital gain) to non-U.S. stockholders that are not “effectively connected” with a U.S. trade or business carried on by the non-U.S. stockholder, will generally be subject to withholding of U.S. federal income tax at a rate of 30% (or lower rate provided by an applicable treaty) to the extent of MFIC’s current and accumulated earnings and profits, unless an applicable exception applies. However, MFIC generally is not required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not have been subject to withholding of U.S. federal income tax if they had been earned directly by a non-U.S. stockholder, and (ii) net short-term capital gains in excess of net long-term capital losses that would not have been subject to withholding of U.S. federal income tax if they had been earned directly by a non-U.S. stockholder, in each case only to the extent that such distributions are properly reported by MFIC as “interest-related dividends” or “short-term capital gain dividends,” as the case may be, and certain other requirements are met. No certainty can be provided that any of MFIC’s distributions will be reported as eligible for this exception.

Actual or deemed distributions of MFIC’s net capital gain to a non-U.S. stockholder, and gains realized by a non-U.S. stockholder upon the sale of MFIC Common Stock, that are not effectively connected with a U.S. trade or business carried on by the non-U.S. stockholder, will generally not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the non-U.S. stockholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, withholding of U.S. federal income tax at a rate of 30% on capital gain of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a U.S. resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. federal withholding tax.

If MFIC distributes its net capital gain in the form of deemed rather than actual distributions (which MFIC may do in the future), a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. stockholder’s allocable share of the tax MFIC pays on the capital gain deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. Accordingly, investment in MFIC Common Stock may not be appropriate for a non-U.S. stockholder.

Distributions of MFIC’s “investment company taxable income” and net capital gain (including deemed distributions) to non-U.S. stockholders, and gains realized by non-U.S. stockholders upon the sale of MFIC Common Stock that are “effectively connected” with a U.S. trade or business carried on by the non-U.S. stockholder (or if an income tax treaty applies, attributable to a “permanent establishment” in the United States), will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Corporate non-U.S. stockholders may also be subject to an additional branch profits tax at a rate of 30% imposed by the Code (or lower rate provided by an applicable treaty). In the case of a noncorporate non-U.S. stockholder, MFIC may be required to withhold U.S. federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced rate) unless the non-U.S. stockholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

MFIC may have the ability to declare a large portion of a distribution in shares of MFIC Common Stock to satisfy the Annual Distribution Requirement. If a portion of such dividend is paid in cash (which portion may be as low as 20% under certain public and private rulings issued by the IRS) and certain requirements are met, the entire distribution to the extent of MFIC’s current and accumulated earnings and profits will be treated as a dividend for U.S. federal income tax purposes. As a result, non-U.S. stockholders will be taxed on the distribution as if the entire distribution was cash distribution, even though most of the distribution was paid in shares of MFIC Common Stock.

The tax consequences to a non-U.S. stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in MFIC Common Stock.

A non-U.S. stockholder who is a nonresident alien individual or foreign corporation may be subject to information reporting and withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides MFIC or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from withholding.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the withholding tax include U.S.-source interest and dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a non-U.S. stockholder and the status of the intermediaries through which they hold their shares, non-U.S. stockholders could be subject to this 30% withholding tax with respect to distributions on their shares. Under certain circumstances, a non-U.S. stockholder might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure To Obtain RIC Tax Treatment

If MFIC were unable to obtain tax treatment as a RIC, MFIC would be subject to tax on all of its taxable income at regular corporate rates. MFIC would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would generally be taxable to MFIC Stockholders as dividend income to the extent of MFIC’s current and accumulated earnings and profits (in the case of noncorporate U.S. stockholders, at a maximum rate applicable to qualified dividend income of 20%, provided certain holding period and other requirements are met). Subject to certain limitations under the Code, corporate stockholders would be eligible for the dividends-received deduction.

Distributions in excess of MFIC’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

If MFIC fails to meet the RIC requirements for more than two consecutive years and then seeks to re-qualify as a RIC, MFIC would be required to recognize gain to the extent of any unrealized appreciation in its assets unless MFIC made a special election to pay corporate-level U.S. federal income tax on any such unrealized appreciation during the succeeding five-year period.

MFIC PROPOSAL—APPROVAL OF THE MFIC SHARE ISSUANCE PROPOSAL

General

MFIC is asking MFIC Stockholders to approve the MFIC Share Issuance Proposal. Upon completion of the AIF Mergers, and subject to the terms and conditions of the AIF Merger Agreement, each share of AIF Common Stock issued and outstanding immediately prior to the AIF Effective Time (excluding any AIF Cancelled Shares) will be converted into the right to receive, in accordance with the AIF Merger Agreement, the AIF Merger Consideration as described in the section entitled “Description of the AIF Merger Agreement—AIF Merger Consideration.” Similarly, upon completion of the AFT Mergers, and subject to the terms and conditions of the AFT Merger Agreement, each share of AFT Common Stock issued and outstanding immediately prior to the AFT Effective Time (excluding any AFT Cancelled Shares) will be converted into the right to receive, in accordance with the AFT Merger Agreement, the AFT Merger Consideration as described in the section entitled “Description of the AFT Merger Agreement—AFT Merger Consideration.” For more information on the MFIC Stockholder vote required for approval of the MFIC Share Issuance Proposal, see “The MFIC Special Meeting—Vote Required.”

Approval of the MFIC Share Issuance Proposal by the MFIC Stockholders is required to be obtained in accordance with NASDAQ listing rule requirements, as a part of the completion of the AFT Mergers and AIF Mergers.

Appraisal Rights

Under Maryland law and MFIC’s Articles of Amendment and Restatement (the “MFIC Charter”), MFIC Stockholders will not be entitled to rights of appraisal with respect to the MFIC Share Issuance Proposal.

Required Vote

MFIC Stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the MFIC Share Issuance Proposal. The affirmative vote “FOR” the MFIC Share Issuance Proposal of MFIC Stockholders representing a majority of all the votes cast at the MFIC Special Meeting is required to approve the MFIC Share Issuance Proposal.

Abstentions will have no effect on the voting outcome of the MFIC Share Issuance Proposal. Proxies received will be voted “FOR” the approval of the MFIC Share Issuance Proposal unless MFIC Stockholders designate otherwise.

On the recommendation of the MFIC Special Committee, the MFIC Board unanimously approved the Merger Agreements, declared the Mergers and the transactions contemplated by the Merger Agreements advisable and unanimously recommends that MFIC Stockholders vote “FOR” the MFIC Share Issuance Proposal.

AFT PROPOSAL—APPROVAL OF THE AFT MERGER PROPOSAL

General

AFT is asking AFT Stockholders to approve the AFT Mergers and the transactions contemplated by the AFT Merger Agreement. Upon completion of the AFT Mergers, and subject to the terms and conditions of the AFT Merger Agreement, each share of AFT Common Stock issued and outstanding immediately prior to the AFT Effective Time (excluding any AFT Cancelled Shares) will be converted into the right to receive, in accordance with the AFT Merger Agreement, the AFT Merger Consideration as described in the section entitled “Description of the Merger Agreement—AFT Merger Consideration.” For more information on the AFT Stockholder vote required for approval of the AFT Merger Proposal, see “The AFT Special Meeting—Vote Required.”

Approval of the AFT Merger Proposal by the AFT Stockholders is required for the completion of the AFT Mergers. The AFT Closing is not contingent on the AIF Closing.

Appraisal Rights

Under Maryland law and the AFT Articles of Amendment and Restatement (the “AFT Charter”), AFT Stockholders will not be entitled to rights of appraisal with respect to the AFT Merger Proposal. Accordingly, to the extent that a AFT Stockholder objects to the AFT Merger Proposal, such AFT Stockholder will not have the right to have a court judicially determine (and the AFT Stockholder will not receive) the fair value for its shares of AFT Common Stock under the provisions of Maryland law governing appraisal rights.

Required Vote

AFT Stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the AFT Merger Proposal. The affirmative vote “FOR” the AFT Merger Proposal of a majority of the securities of AFT entitled to vote on the AFT Merger Proposal at the AFT Special Meeting is required to approve the AFT Merger Proposal.

Abstentions will have the same effect as votes “against” the AFT Merger Proposal. Proxies received will be voted “FOR” the approval of the AFT Merger Proposal unless AFT Stockholders designate otherwise.

On the recommendation of the AFT Special Committee, the AFT Board unanimously recommends that AFT Stockholders vote “FOR” the AFT Merger Proposal.

AIF PROPOSAL—APPROVAL OF THE AIF MERGER PROPOSAL

General

AIF is asking AIF Stockholders to approve the AIF Mergers and the transactions contemplated by the AIF Merger Agreement. Upon completion of the AIF Mergers, and subject to the terms and conditions of the AIF Merger Agreement, each share of AIF Common Stock issued and outstanding immediately prior to the AIF Effective Time (excluding any AIF Cancelled Shares) will be converted into the right to receive, in accordance with the AIF Merger Agreement, the AIF Merger Consideration as described in the section entitled “Description of the Merger Agreement—AIF Merger Consideration.” For more information on the AIF Stockholder vote required for approval of the AIF Merger Proposal, see “The AIF Special Meeting—Vote Required.”

Approval of the AIF Merger Proposal by the AIF Stockholders is required for the completion of the AIF Mergers. The AIF Closing is not contingent on the AFT Closing.

Appraisal Rights

Under Maryland law and AIF’s Articles of Amendment and Restatement (the “AIF Charter”), AIF Stockholders will not be entitled to rights of appraisal with respect to the AIF Merger Proposal. Accordingly, to the extent that a AIF Stockholder objects to the AIF Merger Proposal, such AIF Stockholder will not have the right to have a court judicially determine (and the AIF Stockholder will not receive) the fair value for its shares of AIF Common Stock under the provisions of Maryland law governing appraisal rights.

Required Vote

AIF Stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the AIF Merger Proposal. The affirmative vote “FOR” the AIF Merger Proposal of a majority of the securities of AIF entitled to vote on the AIF Merger Proposal at the AIF Special Meeting is required to approve the AIF Merger Proposal.

Abstentions will have the same effect as votes “against” the AIF Merger Proposal. Proxies received will be voted “FOR” the approval of the AIF Merger Proposal unless AIF Stockholders designate otherwise.

On the recommendation of the AIF Special Committee, the AIF Board unanimously recommends that AIF Stockholders vote “FOR” the AIF Merger Proposal.

SHARE PRICE INFORMATION

MFIC

Price Range of MFIC Common Stock

MFIC’s Common Stock is traded on the NASDAQ Global Select Market under the symbol “MFIC.” Prior to August 12, 2022, MFIC’s common stock traded on the NASDAQ Global Select Market under the ticker “AINV”. The following table sets forth the range of high and low sales prices of MFIC’s Common Stock as reported on the NASDAQ Global Select Market, the sales price as a percentage of net asset value for each fiscal quarter in each of the last two years and the most recent interim period. The stock quotations are interdealer quotations and do not include markups, markdowns or commissions.

	NAV Per Share(1)	Sales Price		Premium (Discount) of High Sales Price to NAV(2)	Premium (Discount) of Low Sales Price to NAV(2)	Dividends Declared
		High	Low
Quarter Ended
September 30, 2023	$15.28	$14.03	$12.35	(8.2)%	(19.2)%	$0.38
June 30, 2023	15.20	12.77	10.78	(16.0)%	(29.1)%	0.38
March 31, 2023	15.18	12.84	10.39	(15.4)%	(31.5)%	0.38
December 31, 2022	15.10	12.54	10.06	(17.0)%	(33.4)%	0.37
September 30, 2022	15.45	13.69	10.13	(11.4)%	(34.4)%	0.32
June 30, 2022	15.52	13.73	10.01	(11.5)%	(35.5)%	0.36
March 31, 2022	15.79	13.99	12.29	(11.4)%	(22.2)%	0.36
December 31, 2021	16.08	13.57	11.75	(15.6)%	(26.9)%	0.36
September 30, 2021	16.07	14.10	12.35	(12.3)%	(23.1)%	0.36
June 30, 2021	16.02	15.27	13.41	(4.7)%	(16.3)%	0.36
March 31, 2021	15.88	14.94	10.40	(5.9)%	(34.5)%	0.36

(1)

NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of the relevant quarter.

(2)	Calculated using the respective high or low sales price divided by the net asset value per share at the end of the relevant quarter.

The last reported price for MFIC’s Common Stock on November 13, 2023 was $13.17 per share. As of September 30, 2023, MFIC had 41 stockholders of records.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that MFIC’s Common Shares will trade at a discount from net asset value or at premiums that are unsustainable over the long term is separate and distinct from the risk that MFIC’s net asset value will decrease. At times, MFIC’s Common Stock has traded at a premium to net asset value and at times MFIC’s Common Stock has traded at a discount to the net assets attributable to those shares. It is not possible to predict whether the MFIC Common Shares offered hereby will trade at, above, or below net asset value.

AFT

Price Range of AFT Common Stock

AFT’s Common Stock is traded on the NYSE under the symbol “AFT.” The following table sets forth the range of high and low sales prices of AFT’s Common Stock as reported on the NYSE, the sales price as a percentage of net asset value for each fiscal quarter in each of the last two years and the most recent interim period.

	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/(Discount) on Date of Market Price
During Quarter Ended	High	Low	High	Low	High	Low
September 30, 2023	$13.71	$12.80	$15.25	$14.87	(10.10)%	(13.92)%
June 30, 2023	$12.91	$12.30	$14.79	$14.49	(12.71)%	(15.11)%
March 31, 2023	$13.56	$12.27	$14.82	$14.47	(8.50)%	(15.20)%
December 31, 2022	$12.83	$12.18	$14.33	$14.31	(10.47)%	(14.88)%
September 30, 2022	$13.82	$12.44	$15.25	$14.36	(9.38)%	(13.37)%
June 30, 2022	$14.88	$12.68	$16.16	$14.87	(7.92)%	(14.73)%
March 31, 2022	$16.99	$14.29	$16.61	$15.98	2.29%	(10.58)%
December 31, 2021	$16.55	$15.80	$16.46	$16.68	0.55%	(5.28)%
September 30, 2021	$15.93	$15.11	$16.66	$16.66	(4.38)%	(9.30)%
June 30, 2021	$15.78	$14.91	$16.74	$16.37	(5.73)%	(8.92)%
March 31, 2021	$15.03	$14.30	$16.49	$16.15	(8.85)%	(11.46)%

The last reported price for AFT’s Common Stock on November 13, 2023 was $13.02 per share. As of September 30, 2023, AFT had ten stockholders of records.

AIF

Price Range of AIF Common Stock

AIF’s Common Stock is traded on the NYSE under the symbol “AIF.” The following table sets forth the range of high and low sales prices of AIF’s Common Stock as reported on the NYSE, the sales price as a percentage of net asset value for each fiscal quarter in each of the last two years and the most recent interim period.

	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/(Discount) on Date of Market Price
During Quarter Ended	High	Low	High	Low	High	Low
September 30, 2023	$13.54	$12.63	$14.83	$14.45	(8.70)%	(12.60)%
June 30, 2023	$12.69	$12.00	$14.41	$14.09	(11.94)%	(14.83)%
March 31, 2023	$13.08	$11.78	$14.39	$13.92	(9.10)%	(15.37)%
December 31, 2022	$12.49	$11.78	$14.11	$13.86	(11.48)%	(15.01)%
September 30, 2022	$13.41	$11.78	$14.98	$13.85	(10.48)%	(14.95)%
June 30, 2022	$14.53	$12.04	$16.06	$14.09	(9.53)%	(14.55)%
March 31, 2022	$15.91	$13.91	$16.61	$15.75	(4.21)%	(11.68)%
December 31, 2021	$16.00	$15.29	$16.66	$16.44	(3.96)%	(7.00)%
September 30, 2021	$15.97	$15.22	$16.75	$16.73	(4.66)%	(9.03)%
June 30, 2021	$15.65	$14.87	$16.82	$16.43	(6.96)%	(9.49)%
March 31, 2021	$14.95	$14.24	$16.49	$16.33	(9.34)%	(12.80)%

The last reported price for AIF’s Common Stock on November 13, 2023 was $12.82 per share. As of September 30, 2023, AIF had eight stockholders of records.

MANAGEMENT OF MFIC, AFT AND AIF

Please refer to “Proposal No. 1—Election of Directors” and “Compensation of Directors and Executive Officers” in MFIC’s most recent definitive proxy statement, which is incorporated by reference into this joint proxy statement/prospectus, for information relating to the management of MFIC. Please refer to “Proposal No.  1—Election of Directors” and “Compensation of Directors and Executive Officers” in AFT’s most recent definitive proxy statement, which is incorporated by reference into this joint proxy statement/prospectus, for information relating to the management of AFT. Please refer to “Proposal No. 1—Election of Directors” and “Compensation of Directors and Executive Officers” in AIF’s most recent definitive proxy statement, which is incorporated by reference into this joint proxy statement/prospectus, for information relating to the management of AIF.

PORTFOLIO MANAGEMENT OF MFIC

The following individuals (the “MFIC Portfolio Managers”) have senior responsibility for the management of MFIC’s investment portfolio: Howard Widra, Tanner Powell, Patrick Ryan and Ted McNulty. Mr. McNulty is MFIC Adviser’s Chief Investment Officer and has primary responsibility for the day-to-day implementation and management of MFIC’s investment portfolio.

Howard Widra. Mr. Widra has been with Apollo and/or its affiliates since 2013 and serves as Apollo’s Head of Direct Origination. He was appointed Executive Chairman of MFIC on August 1, 2022. He served as MFIC’s Chief Executive Officer from June 2016 to May 2018. He has also been a Director of MFIC since May 2018. Mr. Widra was a co-founder of MidCap Financial, a middle-market specialty finance firm with $21.3 billion of annual originations, and was formerly its Chief Executive Officer. Prior to MidCap Financial, Mr. Widra was the founder and President of Merrill Lynch Capital Healthcare Finance. Prior to Merrill Lynch, Mr. Widra was President of GE Capital Healthcare Commercial Finance and held senior roles in its predecessor entities including President of Heller Healthcare Finance, and COO of Healthcare Financial Partners. Mr. Widra holds a J.D., Cum Laude, from the Harvard Law School and a BA from the University of Michigan.

Tanner Powell. Mr. Powell joined Apollo in 2006. Mr. Powell was appointed Chief Executive Officer of MFIC on August 1, 2022. He served as a President of MFIC from May 2018 to August 1, 2022 and served as Chief Investment Officer for MFIC Adviser from June 2016 to August 1, 2022. Mr. Powell is a Partner and Portfolio Manager in MFIC’s Direct Origination business. He holds leadership roles in MFIC’s Credit Business, including its aircraft leasing and lending businesses. From 2004 to 2006, Mr. Powell served as an analyst in Goldman Sachs’ Principal Investment Area (PIA). From 2002 to 2004, Mr. Powell was an analyst in the Industrials group at Deutsche Bank. He graduated from Princeton University with a BA in political economy.

Patrick Ryan. Mr. Ryan joined Apollo in 2015 as Apollo’s Chief Credit Officer, responsible for overseeing credit underwriting processes, serving on Investment Committees and assisting with the management of concentration risks across the portfolio. Prior to joining Apollo, Mr. Ryan was at Citibank and its predecessors since 1996 in various Senior Credit Officer roles across all of Citi’s asset classes and geographies, including most recently serving as Chief Credit Officer for Citi’s $600 billion corporate credit portfolio and Chief Risk Officer overseeing risk governance and risk management for Citibank N.A.’s $1.3 trillion balance sheet.

Ted McNulty. Mr. McNulty joined Apollo in 2014. He is a Managing Director in Apollo’s Credit business. He was appointed President and Chief Investment Officer of MFIC on August 1, 2022. Prior to joining Apollo, Mr. McNulty ran the mezzanine and later merchant banking business for a subsidiary of Mitsubishi UFJ, and was a director at Haland before that. Previously, he held various roles at JPMorgan and its predecessor institutions, primarily in leveraged finance. Mr. McNulty received an MBA from the Kellogg School of Management and a BA in Government from Harvard University.

Other Accounts Managed

As of December 31, 2022, the Portfolio Managers were primarily responsible for the day-to-day portfolio management of the following accounts:

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets (in millions)(1)	Number of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance (in millions)(2)
Howard Widra	Registered Investment Companies:	None	$—	—	$—
	Other Pooled Investment Vehicles:	6	$17,064	1	$12,217
	Other Accounts:	1	1,730	—	$—
Tanner Powell	Registered Investment Companies:	None	$—	—	$—
	Other Pooled Investment Vehicles:	1	$630	1	$528
	Other Accounts:	None	$—	—	$—
Patrick Ryan	Registered Investment Companies:	None	$—	—	$—
	Other Pooled Investment Vehicles:	None	$—	—	$—
	Other Accounts:	None	$—	—	$—
Ted McNulty	Registered Investment Companies:	None	$—	—	$—
	Other Pooled Investment Vehicles:	None	$—	—	$—
	Other Accounts:	None	$—	—	$—

(1)	Total assets represents assets under management as defined by Apollo Global Management, Inc., which includes unfunded commitments.
(2)	Represents the assets under management of the accounts managed that generate incremental fees in addition to management fees.

Compensation

MFIC Adviser’s financial arrangements with the MFIC Portfolio Managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include base compensation and discretionary compensation.

Base Compensation. Generally, MFIC Portfolio Managers receive an annual salary that is consistent with the market rate of annual salaries paid to similarly situated investment professionals.

Discretionary Compensation. MFIC Portfolio Managers also receive discretionary compensation generally consisting of two components: an annual bonus and carried interest.

Annual Bonus. Generally, a MFIC Portfolio Manager receives an annual bonus based on such person’s individual performance, operational performance for the Apollo-advised accounts for which such person serves, and such MFIC’s Portfolio Manager’s impact on the overall operating performance and potential to contribute to long-term value and growth. A portion of each annual bonus may be deferred, and, at the discretion of Apollo, may be in the form of cash or equity of an Apollo entity, such as restricted stock units of Apollo Global Management, Inc.

Carried Interest. Generally, a MFIC Portfolio Manager receives carried interests with respect to the Apollo-advised accounts, subject to standard terms and conditions, including vesting.

Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a MFIC Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account.

Certain inherent conflicts of interest arise from the fact that the MFIC Portfolio Managers, MFIC Adviser and its affiliates provide investment management services both to MFIC and the other Apollo-advised accounts, including other funds, client accounts, proprietary accounts and any other investment vehicles that MFIC Adviser and its affiliates may establish from time to time, in which MFIC will not have an interest. The MFIC Portfolio Managers, MFIC Adviser and its affiliates may give advice and recommend securities to the other Apollo-advised accounts that may differ from advice given to, or securities recommended or bought for, MFIC, even though their investment objectives may be the same or similar to MFIC.

MFIC Adviser will seek to manage potential conflicts of interest in good faith; nonetheless, the portfolio strategies employed by the MFIC Portfolio Managers, MFIC Adviser and its affiliates in managing the other Apollo-advised accounts could conflict with the transactions and strategies employed by the MFIC Portfolio Managers in managing MFIC and may affect the prices and availability of the securities and instruments in which MFIC invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both MFIC and the other Apollo-advised accounts. It is the policy of MFIC Adviser to generally share appropriate investment opportunities (and sale opportunities) with the other Apollo-advised accounts to the extent consistent with applicable legal requirements. In general, this policy will result in such opportunities being allocated pro rata among MFIC and the other Apollo-advised accounts. Nevertheless, investment and/or opportunities may be allocated other than on a pro rata basis, to the extent it is done in good faith and does not, or is not reasonably expected to, result in an improper disadvantage or advantage to one participating Apollo-advised account as compared to another participating Apollo-advised account.

In the event investment opportunities are allocated among MFIC and the other Apollo-advised accounts, we may not be able to structure MFIC’s investment portfolio in the manner desired. Although MFIC Adviser endeavors to allocate investment opportunities in a fair and equitable manner, it is possible that MFIC may not be given the opportunity to participate in certain investments made by the other Apollo-advised accounts or portfolio managers affiliated with MFIC Adviser. Furthermore, MFIC and the other Apollo-advised accounts may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by MFIC and the other Apollo-advised accounts. When this occurs, the various prices may be averaged, and MFIC will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to MFIC’s disadvantage. In addition, under certain circumstances, MFIC may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

It is possible that other Apollo-advised accounts may make investments in the same or similar securities at different times and on different terms than MFIC. From time to time, MFIC and the other Apollo-advised accounts may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding MFIC may benefit the other Apollo-advised accounts. For example, the sale of a long position or establishment of a short position by MFIC may impair the price of the same security sold short by (and therefore benefit) one or more Apollo-advised accounts, and the purchase of a security or covering of a short position in a security by MFIC may increase the price of the same security held by (and therefore benefit) one or more Apollo-advised accounts.

Although the professional staff of MFIC Adviser will devote as much time to MFIC’s management as MFIC Adviser deems appropriate to perform its obligations, the professional staff of MFIC Adviser may have conflicts in allocating its time and services among MFIC and MFIC Adviser’s other investment vehicles and accounts. MFIC Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with MFIC and/or may involve substantial time and resources of MFIC Adviser and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of MFIC Adviser and their officers and employees will not be devoted exclusively to MFIC’s business but will be allocated between MFIC’s business and the management of the monies of other clients of MFIC Adviser.

Variation in Compensation

A conflict of interest may arise where the financial or other benefits available to a MFIC Portfolio Manager differ among the accounts that he or she manages. If the structure of MFIC Adviser’s management fee or the MFIC’s Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance based management fees), the MFIC Portfolio Managers may be motivated to favor certain accounts over others. The MFIC Portfolio Managers also may be motivated to favor accounts in which they have investment interests, or in which MFIC Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a MFIC Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the MFIC Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the MFIC Portfolio Manager. For example, as reflected above, if a MFIC Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his or her compensation will depend on the achievement of performance milestones on those accounts. The MFIC Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

MFIC and MFIC Adviser have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for MFIC Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

Beneficial Ownership of Securities

The following table sets forth the dollar range of MFIC Common Stock beneficially owned by each of the MFIC Portfolio Managers as of December 31, 2022:

Name of Portfolio Manager	Dollar Range of Equity Securities in MidCap Financial Investment Corporation(1)
Tanner Powell	Over $1,000,0000
Howard Widra	over $1,000,0000
Patrick Ryan	None
Ted McNulty	$100,001-$500,000

(1)	Dollar ranges are as follows: None, $1—$10,000, $10,001—$50,000, $50,001—$100,000, $100,001—$500,000, $500,001—$1,000,000 or over $1,000,000.

PORTFOLIO MANAGEMENT OF AFT AND AIF

The following individuals (the “AFT/AIF Portfolio Managers”) are jointly and primarily responsible for the day-to-day implementation of AFT’s and AIF’s investment strategy.

James Vanek. Mr. Vanek is a Partner and the Co-Head of Apollo’s Global Performing Credit business and serves as a Portfolio Manager of AFT and AIF. Prior to joining Apollo in 2008, Mr. Vanek was an Associate Director, Loan Sales & Trading in the Leveraged Finance group at Bear Stearns. He is a board member of the Loan Syndications and Trading Association, a leading advocate for the U.S. syndicated loan market. Mr. Vanek graduated from Duke University with a BS in Economics and a BA in Computer Science, and received his MBA from Columbia Business School.

Other Accounts Managed

The information below lists the number of other accounts for which each portfolio manager of AFT and AIF was primarily responsible for the day-to-day management as of December 31, 2022.

Name of Portfolio Manager	Total No. of Accounts Managed	Total Assets(1)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance(2)
James Vanek
Registered Investment Companies:	4	$7.543 billion	1	$6.016 billion
Other Pooled Investment Vehicles:	4	$7.185 billion	3	$3.671 billion
Other Accounts:	2	$0.786 billion	1	$0.372 billion

(1)	Total assets represent assets under management as defined by Apollo Global Management, Inc., which includes unfunded commitments.
(2)	Represent the assets under management of the accounts managed that generate incremental fees in addition to advisory fees.

Compensation

AFT/AIF Adviser’s financial arrangements with the AFT/AIF Portfolio Managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include base compensation and discretionary compensation.

Base Compensation. Generally, AFT/AIF Portfolio Managers receive an annual salary that is consistent with the market rate of annual salaries paid to similarly situated investment professionals.

Discretionary Compensation. AFT/AIF Portfolio Managers also receive discretionary compensation generally consisting of two components: an annual bonus and carried interest.

Annual Bonus. Generally, a AFT/AIF Portfolio Managers receives an annual bonus based on such person’s individual performance, operational performance for the Apollo-advised funds for which such person serves, and such portfolio manager’s impact on the overall operating performance and potential to contribute to long-term value and growth. A portion of each annual bonus may be deferred and, at the discretion of Apollo, may be in the form of cash or equity of an Apollo entity, such as restricted stock units of Apollo Global Management, Inc.

Carried Interest. Generally, a AFT/AIF Portfolio Managers receives carried interests with respect to the Apollo-advised funds for which such person serves as a portfolio manager, subject to standard terms and conditions, including vesting.

Potential Conflicts of Interests

Actual or apparent conflicts of interest may arise when a AFT/AIF Portfolio Managers has day-to-day management responsibilities with respect to more than one fund or other account.

Certain inherent conflicts of interest arise from the fact that the AFT/AIF Portfolio Managers, AFT/AIF Adviser and its affiliates provide investment management services both to AFT, AIF and the other Apollo-advised accounts, including other funds, client accounts, proprietary accounts and any other investment vehicles that AFT/AIF Adviser and its affiliates may establish from time to time, in which AFT and AIF will not have an interest. The AFT/AIF Portfolio Managers, AFT/AIF Adviser and its affiliates may give advice and recommend securities to the other Apollo-advised accounts that may differ from advice given to, or securities recommended or bought for, AFT and AIF, even though their investment objectives may be the same or similar to AFT and AIF.

AFT/AIF Adviser will seek to manage potential conflicts of interest in good faith; nonetheless, the portfolio strategies employed by AFT/AIF Portfolio Managers, AFT/AIF Adviser and its affiliates in managing the other Apollo-advised funds could conflict with the transactions and strategies employed by the AFT/AIF Portfolio Managers in managing AFT and AIF, and may affect the prices and availability of the securities and instruments in which AFT and AIF invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for AFT, AIF and the other Apollo-advised funds. It is the policy of AFT/AIF Adviser to generally share appropriate investment opportunities (and sale opportunities) with the other Apollo-advised funds to the extent consistent with applicable legal requirements. In general, this policy will result in such opportunities being allocated pro rata among AFT, AIF and the other Apollo-advised funds. Nevertheless, investments and/or opportunities may be allocated other than on a pro rata basis, to the extent it is done in good faith and does not, or is not reasonably expected to, result in an improper disadvantage or advantage to one participating Apollo-advised fund as compared to another participating Apollo-advised fund.

In the event investment opportunities are allocated among AFT, AIF and the other Apollo-advised accounts, we may not be able to structure AFT’s and AIF’s investment portfolio in the manner desired. Although AFT/AIF Adviser endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that AFT and AIF may not be given the opportunity to participate in certain investments made by the other Apollo-advised accounts or portfolio managers affiliated with AFT/AIF Adviser. Furthermore, AFT, AIF and the other Apollo-advised accounts may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by AFT, AIF and the other Apollo-advised accounts. When this occurs, the various prices may be averaged, and AFT and AIF will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to AFT’s and AIF’s disadvantage. In addition, under certain circumstances, AFT and AIF may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

It is possible that other Apollo-advised accounts may make investments in the same or similar securities at different times and on different terms than AFT and AIF. From time to time, AFT, AIF and the other Apollo-advised accounts may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding AFT and AIF may benefit the other Apollo-advised accounts. For example, the sale of a long position or establishment of a short position by AFT or AIF may impair the price of the same security sold short by (and therefore benefit) one or more Apollo-advised accounts, and the purchase of a security or covering of a short position in a security by AFT or AIF may increase the price of the same security held by (and therefore benefit) one or more Apollo-advised accounts.

While these conflicts cannot be eliminated, AFT/AIF Adviser, when consistent with fund objectives, guidelines and other fiduciary considerations and when practicable, AFT, AIF and the other Apollo-advised funds may hold investments in the same levels of an issuer’s capital structure in the same proportion at each level.

Although the professional staff of AFT/AIF Adviser will devote as much time to AFT’s and AIF’s management as AFT/AIF Adviser, respectively, deems appropriate to perform its obligations, the professional staff of AFT/AIF Adviser may have conflicts in allocating its time and services among AFT or AIF and AFT/AIF Adviser, respectively, other investment vehicles and accounts. AFT/AIF Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with AFT or AIF and/or may involve substantial time and resources of AFT/AIF Adviser and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of AFT/AIF Adviser and their officers and employees will not be devoted exclusively to AFT’s or AIF’s business but will be allocated between AFT’s or AIF’s business and the management of the monies of other clients of AFT/AIF Adviser.

Variation in Compensation

A conflict of interest may arise where the financial or other benefits available to a AFT/AIF Portfolio Manager differ among the accounts that he or she manages. If the structure of AFT’s Adviser and AIF’s Adviser management fee or the AFT’s/AIF’s Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance based management fees), the AFT/AIF Portfolio Managers may be motivated to favor certain accounts over others. The AFT/AIF Portfolio Managers also may be motivated to favor accounts in which they have investment interests, or in which AFT/AIF Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a AFT/AIF Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the AFT/AIF Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the AFT/AIF Portfolio Manager. For example, as reflected above, if a AFT/AIF Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his or her compensation will depend on the achievement of performance milestones on those accounts. The AFT/AIF Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

AFT/AIF and AFT/AIF Adviser, respectively, have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for AFT/AIF Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

Beneficial Ownership of Securities

The table below shows the dollar range of shares of AFT Common Stock beneficially owned by each portfolio manager as of December 31, 2022:

Name of Portfolio Manager	Dollar Range of Equity Securities in AFT(1)
Joseph Moroney	$100,001 - $500,000
James Vanek	$100,001 - $500,000

(1)	Dollar ranges are as follows: None, $1—$10,000, $10,001—$50,000, $50,001—$100,000, $100,001—$500,000, $500,001—$1,000,000 or over $1,000,000.

The table below shows the dollar range of shares of AIF Common Stock beneficially owned by each portfolio manager as of December 31, 2022:

Name of Portfolio Manager	Dollar Range of Equity Securities in AIF(1)
Joseph Moroney	$100,001 - $500,000
James Vanek	$100,001 - $500,000

(1)	Dollar ranges are as follows: None, $1—$10,000, $10,001—$50,000, $50,001—$100,000, $100,001—$500,000, $500,001—$1,000,000 or over $1,000,000.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS OF MFIC

Please refer to “Certain Relationships and Transactions” in MFIC’s most recent definitive proxy statement, which is incorporated by reference into this joint proxy statement/prospectus.

BUSINESS OF MFIC

The information in “Item 1. Business” and “Item 3. Legal Proceedings” in Part I of MFIC’s Annual Report on Form 10-KT (file no. 814-00646) for the nine months ended December  31, 2022, “Item 1. Legal Proceedings” in Part II of MFIC’s Quarterly Report on Form 10-Q (file no. 814-00646) for the quarter ended March  31, 2023, “Item 1. Legal Proceedings” in Part II of MFIC’s Quarterly Report on Form 10-Q (file no. 814-00646) for the quarter ended June  30, 2023 and “Item 1. Legal Proceedings” in Part II of MFIC’s Quarterly Report on Form 10-Q (file no. 814-00646) for the quarter ended September 30, 2023, is incorporated herein by reference.

INVESTMENT OBJECTIVE AND STRATEGY OF MFIC

The information in “Item 1. Business” in Part I of MFIC’s Annual Report on Form 10-KT (file no. 814-00646) for the nine months ended December  31, 2022, “Item 2. Management ’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I of MFIC’s Quarterly Report on Form 10-Q (file no. 814-00646) for the quarter ended March  31, 2023, “Item 2. Management ’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I of MFIC’s Quarterly Report on Form 10-Q (file no. 814-00646) for the quarter ended June  30, 2023 and “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations ” in Part I of MFIC’s Quarterly Report on Form 10-Q (file no. 814-00646) for the quarter ended September 30, 2023, is incorporated herein by reference.

FINANCIAL HIGHLIGHTS OF MFIC

The financial data set forth in the following table as of and for the nine months ended September 30, 2023, are derived from our unaudited financial statements incorporated by reference in this joint proxy statement/prospectus. The financial data set forth in the following table as of and for the nine months December 31, 2022, are derived from our consolidated financial statements, which have been audited by Deloitte & Touche LLP, an independent registered public accounting firm whose report thereon is incorporated by reference in this joint proxy statement/prospectus, certain documents incorporated by reference in this joint proxy statement/prospectus, or our most recent Annual Report on Form 10-KT filed with the SEC, which may be obtained from www.sec.gov or upon request. The financial data set forth in the following table as of and for each of the twelve months ended March 31, 2022, 2021, 2020, 2019 which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report thereon is incorporated by reference in this joint proxy statement/prospectus, or our Annual Report on Form 10-K filed with the SEC, which may be obtained from www.sec.gov or upon request. The financial highlights set forth in the following table as of and for each of the twelve months ended March 31 2018, 2017, 2016, 2015 and 2014 are derived from our consolidated financial statements not incorporated by referenced in this prospectus and adjusted to reflect the reverse stock split, which was effective as of close of business on November 30, 2018. You should read these financial highlights in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference into this joint proxy statement/prospectus, any documents incorporated by reference in this joint proxy statement/prospectus, or our Annual Reports on Form 10-K filed with the SEC.

	Nine Months Ended September 30	Year Ended December 31,	Year Ended March 31,
	2023	2022	2022	2021	2020	2019	2018	2017	2016	2015	2014
Per Share Data*
Net asset value at beginning of period	$15.10	$15.79	$15.88	$15.70	$19.06	$19.67	$20.22	$21.84	$24.54	$26.01	$24.81
Net investment income (1)	1.32	1.15	1.49	1.69	2.16	1.81	1.83	2.01	2.49	2.88	2.73
Net realized and change in unrealized gains (losses) (1)	(0.01)	(0.79)	(0.21)	0.03	(3.89)	(0.79)	(0.64)	(1.77)	(3.06)	(1.92)	0.90

Net increase (decrease) in net assets resulting from operations	1.31	0.36	1.28	1.71	(1.73)	1.02	1.19	0.25	(0.57)	0.96	3.63
Distribution of net investment income (2)	(1.14)	(1.05)	(1.44)	(1.53)	(1.80)	(1.59)	(1.19)	(1.05)	(1.44)	(2.1)	(2.40)
Distribution of return of capital (2)	—	—	—	—	—	(0.21)	(0.6)	(0.9)	(0.96)	(0.3)	—
Accretion due to share repurchases	0.01	0.01	0.07	—	0.20	0.17	0.03	0.12	0.27	—	—

Net asset value at end of period	$15.28	$15.10	$15.79	$15.88	$15.70	$19.06	$19.67	$20.22	$21.84	$24.54	$26.01

Per share market value at end of period	$13.75	$11.40	$13.22	$13.72	$6.75	$15.14	$15.66	$19.68	$16.65	$23.04	$24.93
Total return (3)	31.95%	(5.42)%	7.19%	135.08%	(48.62)%	8.31%	(12.06)%	31.44%	(17.53)%	1.86%	9.40%
Shares outstanding at end of period	65,253,275	65,451,359	63,647,240	65,259,176	65,259,176	68,876,986	72,104,032	73,231,551	75,385,499	78,913,784	78,913,784
Weighted average shares outstanding	65,356,324	64,585,966	64,516,533	65,259,176	67,228,771	70,645,944	72,874,613	74,138,358	77,518,605	78,913,784	74,266,752
Ratio/Supplemental Data
Net assets at end of period (in millions)	$996.8	$988.1	$1,004.8	$1,036.3	$1,024.3	$1,312.6	$1,418.10	$1,481.80	$1,645.60	$1,937.60	$2,051.60
Ratio of operating expenses to average net assets (4)**	5.68%	5.67%	6.04%	5.05%	4.79%	5.09%	5.02%	4.59%	5.85%	6.25%	6.01%
Ratio of interest and other debt expenses to average net assets**	10.26%	7.83%	5.34%	5.44%	6.01%	4.26%	3.61%	3.86%	4.47%	3.91%	3.70%

	Nine Months Ended September 30	Year Ended December 31,	Year Ended March 31,
	2023	2022	2022	2021	2020	2019	2018	2017	2016	2015	2014
Ratio of total expenses to average net assets (4)**	15.94%	13.50%	11.38%	10.49%	10.80%	9.35%	8.63%	8.45%	10.32%	10.16%	9.71%
Ratio of net investment income to average net assets**	11.62%	9.87%	9.32%	10.82%	11.91%	9.38%	9.15%	9.66%	10.70%	11.27%	10.85%
Average debt outstanding (in millions)	$1,452.0	$1,546.0	$1,545.2	$1,632.3	$1,529.5	$993.2	$899.30	$1,048.70	$1,456.40	$1,586.00	$1,238.40
Average debt per share	$22.21	$23.94	$23.95	$25.01	$22.75	$14.06	$12.33	$14.13	$18.78	$20.10	$16.68
Portfolio turnover rate	11.84%	26.70%	42.41%	23.79%	46.58%	46.26%	45.06%	23.25%	34.35%	62.14%	75.91%
Asset coverage per unit (5)	$1,693	$1,648	$1,635	$1,705	$1,567	$2,153	$2,770	$2,709	$2,235	$2,288	$2,495

*	Totals may not foot due to rounding.
**	Annualized for the nine months ended September 30, 2023.
(1)	Financial highlights are based on the weighted average number of shares outstanding for the period presented.
(2)

The tax character of distributions are determined based on taxable income calculated in accordance with income tax regulations which may differ from amounts determined under GAAP. Although the tax character of distributions paid to stockholders through December 31, 2022 may include return of capital, the exact amount cannot be determined at this point. Per share amounts are based on actual rate per share.

(3)

Total return is based on the change in market price per share during the respective periods. Total return also takes into account distributions, if any, reinvested in accordance with MFIC’s dividend reinvestment plan.

(4)

The ratio of operating expenses to average net assets and the ratio of total expenses to average net assets are shown inclusive of all voluntary management and incentive fee waivers. For the nine months ended September 30, 2023, the annualized ratio of operating expenses to average net assets and the ratio of total expenses to average net assets would be 5.75% and 16.13%, respectively, without the voluntary fee waivers. For the year ended December 31, 2022, the ratio of operating expenses to average net assets and the ratio of total expenses to average net assets would be 5.73% and 13.63%, respectively, without the voluntary fee waivers. For the year ended March 31, 2022, the ratio of operating expenses to average net assets and the ratio of total expenses to average net assets would be 6.10% and 11.44%, respectively, without the voluntary fee waivers. For the year ended March 31, 2021, the ratio of operating expenses to average net assets and the ratio of total expenses to average net assets would be 5.08% and 10.53%, respectively, without the voluntary fee waivers. For the year ended March 31, 2020, the ratio of operating expenses to average net assets and the ratio of total expenses to average net assets would be 4.81% and 10.83%, respectively, without the voluntary fee waivers. For the year ended March 31, 2019, the ratio of operating expenses to average net assets and the ratio of total expenses to average net assets would be 5.51% and 9.79%, respectively, without the voluntary fee waivers. For the year ended March 31, 2018, the ratio of operating expenses to average net assets and the ratio of total expenses to average net assets would be 6.39% and 10.03%, respectively, without the voluntary fee waivers. For the year ended March 31, 2017, the ratio of operating expenses to average net assets and the ratio of total expenses to average net assets would be 5.98% and 9.85%, respectively, without the voluntary fee waivers. For the year ended March 31, 2016, the ratio of operating expenses to average net assets and the ratio of total expenses to average net assets would be 6.94% and 11.41%, respectively, without the voluntary fee waivers. For the year ended March 31, 2015, the ratio of operating expenses to average net assets and the ratio of total expenses to average net assets would be 7.03% and 10.95%, respectively, without the voluntary fee waivers. For the year ended March 31, 2014, the ratio of operating expenses to average net assets and the ratio of total expenses to average net assets would be 6.66% and 10.36%, respectively, without the voluntary fee waivers.

(5)

The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by one thousand to determine the asset coverage per unit. As of September 30, 2023, MFIC’s asset coverage was 169%.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF MFIC

The information in “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II of MFIC’s Transition Report on Form 10-KT (file no. 814-00646) for the nine months ended December  31, 2022, “Item 2. Management ’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I of MFIC’s Quarterly Report on Form 10-Q (file no. 814-00646) for the fiscal quarter ended March  31, 2023, “Item 2. Management ’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I of MFIC’s Quarterly Report on Form 10-Q (file no. 814-00646) for the fiscal quarter ended June  30, 2023 and “Item 2. Management ’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I of MFIC’s Quarterly Report on Form 10-Q (file no. 814-00646) for the fiscal quarter ended September 30, 2023 is incorporated herein by reference.

SENIOR SECURITIES OF MFIC

Information about MFIC’s senior securities (including debt securities and other indebtedness) is shown in the following table as of the last ten fiscal years and as of September 30, 2023. This information about MFIC’s senior securities should be read in conjunction with MFIC’s audited and unaudited consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of MFIC” as incorporated by reference herein. The report of Deloitte & Touche LLP, covering the total amount of senior securities outstanding for the nine months ended December 31, 2022, will be included in a future pre-effective amendment to the registration statement of which this joint proxy statement/prospectus is a part. The financial data set forth in the following table as of and for each of the twelve months ended March 31, 2022, 2021, 2020, 2019 which have been audited by PricewaterhouseCoopers LLP, whose report thereon is incorporated by reference in this joint proxy statement/prospectus, or MFIC’s Annual Report on Form 10-KT filed with the SEC, which may be obtained from www.sec.gov or upon request. The financial highlights set forth in the following table as of and for each of the twelve months ended March 31 2018, 2017, 2016, 2015 and 2014 are derived from MFIC’s consolidated financial statements not incorporated by referenced in this joint proxy statement/prospectus and adjusted to reflect the reverse stock split, which was effective as of close of business on November 30, 2018.

Class and Year	Total Amount Outstanding(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Estimated Market Value Per Unit(4)
Senior Secured Facility
As of September 30, 2023 (unaudited)	$962,859	$1,693	$—	N/A	(5)
Fiscal year ended December 31, 2022	1,012,503	1,648	—	N/A	(5)(10)
Fiscal year ended March 31, 2022	1,080,468	1,635	—	N/A	(5)(10)
Fiscal year ended March 31, 2021	1,119,186	1,705	—	N/A	(5)
Fiscal year ended March 31, 2020	1,449,402	1,567	—	N/A	(5)
Fiscal year ended March 31, 2019	638,888	2,153	—	N/A	(5)
Fiscal year ended March 31, 2018	285,216	2,770	—	N/A	(5)
Fiscal year ended March 31, 2017	200,923	2,709	—	N/A	(5)
Fiscal year ended March 31, 2016	637,904	2,235	—	N/A	(5)
Fiscal year ended March 31, 2015	384,648	2,288	—	N/A	(5)
Fiscal year ended March 31, 2014	602,261	2,496	—	N/A	(5)
Senior Secured Notes
As of September 30, 2023 (unaudited)	$—	$—	$—	—
Fiscal year ended December 31, 2022	—	—	—	—	(10)
Fiscal year ended March 31, 2022	—	—	—	—	(10)
Fiscal year ended March 31, 2021	—	—	—	—
Fiscal year ended March 31, 2020	—	—	—	—
Fiscal year ended March 31, 2019	—	—	—	—	(6)
Fiscal year ended March 31, 2018	16,000	2,770	—	N/A	(6)
Fiscal year ended March 31, 2017	16,000	2,709	—	N/A	(6)
Fiscal year ended March 31, 2016	45,000	2,235	—	N/A	(6)
Fiscal year ended March 31, 2015	270,000	2,288	—	N/A
Fiscal year ended March 31, 2014	270,000	2,496	—	N/A
2042 Notes
As of September 30, 2023 (unaudited)	$—	$—	$—	—
Fiscal year ended December 31, 2022	—	—	—	—	(10)
Fiscal year ended March 31, 2022	—	—	—	—	(10)
Fiscal year ended March 31, 2021	—	—	—	—
Fiscal year ended March 31, 2020	—	—	—	—
Fiscal year ended March 31, 2019	—	—	—	—

Class and Year	Total Amount Outstanding(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Estimated Market Value Per Unit(4)
Fiscal year ended March 31, 2018	—	—	—	—	(7)
Fiscal year ended March 31, 2017	150,000	2,709	—	101.44
Fiscal year ended March 31, 2016	150,000	2,235	—	100.04
Fiscal year ended March 31, 2015	150,000	2,288	—	99.59
Fiscal year ended March 31, 2014	150,000	2,496	—	92.11
2043 Notes
As of September 30, 2023 (unaudited)	$—	$—	$—	—
Fiscal year ended December 31, 2022	—	—	—	—	(10)
Fiscal year ended March 31, 2022	—	—	—	—	(10)
Fiscal year ended March 31, 2021	—	—	—	—	(9)
Fiscal year ended March 31, 2020	—	—	—	103.80
Fiscal year ended March 31, 2019	150,000	2,153	—	101.36
Fiscal year ended March 31, 2018	150,000	2,770	—	104.12
Fiscal year ended March 31, 2017	150,000	2,709	—	101.16
Fiscal year ended March 31, 2016	150,000	2,235	—	99.74
Fiscal year ended March 31, 2015	150,000	2,288	—	89.88
Fiscal year ended March 31, 2014	150,000	2,496	—	N/A
2025 Notes
As of September 30, 2023 (unaudited)	$350,000	$1,693	$—	N/A
Fiscal year ended December 31, 2022	350,000	1,648	—	N/A	(10)
Fiscal year ended March 31, 2022	350,000	1,635	—	N/A	(10)
Fiscal year ended March 31, 2021	350,000	1,705	—	N/A
Fiscal year ended March 31, 2020	350,000	1,567	—	N/A
Fiscal year ended March 31, 2019	350,000	2,153	—	N/A
Fiscal year ended March 31, 2018	350,000	2,770	—	N/A
Fiscal year ended March 31, 2017	350,000	2,709	—	N/A
Fiscal year ended March 31, 2016	350,000	2,235	—	N/A
Fiscal year ended March 31, 2015	350,000	2,288	—	N/A
Fiscal year ended March 31, 2014	—	—	—	N/A
2026 Notes
As of September 30, 2023 (unaudited)	$125,000	$1,693	$—	N/A
Fiscal year ended December 31, 2022	125,000	1,648	—	N/A	(10)
Fiscal year ended March 31, 2022	125,000	1,635	—	N/A	(10)
Fiscal year ended March 31, 2021	—	—	—	—
Fiscal year ended March 31, 2020	—	—	—	—
Fiscal year ended March 31, 2019	—	—	—	—
Fiscal year ended March 31, 2018	—	—	—	—
Fiscal year ended March 31, 2017	—	—	—	—
Fiscal year ended March 31, 2016	—	—	—	—
Fiscal year ended March 31, 2015	—	—	—	—
Fiscal year ended March 31, 2014	—	—	—	—
Convertible Notes
As of September 30, 2023 (unaudited)	$—	$—	$—	—
Fiscal year ended December 31, 2022	—	—	—	—	(10)
Fiscal year ended March 31, 2022	—	—	—	—	(10)
Fiscal year ended March 31, 2021	—	—	—	—
Fiscal year ended March 31, 2020	—	—	—	—
Fiscal year ended March 31, 2019	—	—	—	—
Fiscal year ended March 31, 2018	—	—	—	—

Class and Year	Total Amount Outstanding(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Estimated Market Value Per Unit(4)
Fiscal year ended March 31, 2017	—	—	—	—
Fiscal year ended March 31, 2016	—	—	—	—	(8)
Fiscal year ended March 31, 2015	200,000	2,235	—	104.43
Fiscal year ended March 31, 2014	200,000	2,288	—	106.60
Total Debt Securities
As of September 30, 2023 (unaudited)	$1,437,859	$1,693	$—	N/A
Fiscal year ended December 31, 2022	1,487,503	1,648	—	N/A	(10)
Fiscal year ended March 31, 2022	1,555,468	1,635	—	N/A	(10)
Fiscal year ended March 31, 2021	1,469,186	1,705	—	N/A
Fiscal year ended March 31, 2020	1,799,402	1,567	—	N/A
Fiscal year ended March 31, 2019	1,138,888	2,153	—	N/A
Fiscal year ended March 31, 2018	801,216	2,770	—	N/A
Fiscal year ended March 31, 2017	866,923	2,709	—	N/A
Fiscal year ended March 31, 2016	1,332,904	2,235	—	N/A
Fiscal year ended March 31, 2015	1,504,648	2,288	—	N/A
Fiscal year ended March 31, 2014	1,372,261	2,496	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)

The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.

(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(4)

Not applicable, except for with respect to the 2042 Notes, the 2043 Notes, and the Convertible Notes, as other senior securities do not have sufficient trading for an average market value per unit to be determined. The average market value per unit for each of the 2042 Notes, the 2043 Notes, and the Convertible Notes is based on the closing daily prices of such notes and is expressed per $100 of indebtedness (including for the 2042 Notes and the 2043 Notes, which were issued in $25 increments).

(5)

Included in this amount is foreign currency debt obligations as outlined in Note 7 to the financial statements in our most recent Annual Report on Form 10-KT, which are incorporated by reference in this joint proxy statement/prospectus.

(6)

On October 4, 2015, the Senior Secured Notes, which had an outstanding principal balance of $225,000, matured and were repaid in full. On September 29, 2016, the Senior Secured Notes, Series A, which had an outstanding principal balance of $29,000, matured and were repaid in full. On October 1, 2018, the Senior Secured Notes, Series B, which had an outstanding principal balance of $16,000, matured and were repaid in full.

(7)

On October 16, 2017, MFIC redeemed the entire $150 million aggregate principal amount outstanding of the 2042 Notes in accordance with the terms of the indenture governing the 2042 Notes, before its stated maturity.

(8)	On January 15, 2016, the Convertible Notes, which had an outstanding principal balance of $200,000, matured and were repaid in full.
(9)

On August 12, 2019, MFIC redeemed the entire $150 million aggregate principal amount outstanding of the 2043 Notes in accordance with the terms of the indenture governing the 2043 Notes, before its stated maturity.

(10)	The Fiscal Year Ended March 31, 2022 represents the twelve months ended March 31, 2022, and the Fiscal Year Ended December 31, 2022 represents the nine months ended December 31, 2022.

PORTFOLIO COMPANIES OF MFIC

The following is a listing of each portfolio company or its affiliate, together referred to as portfolio companies, in which MFIC had an investment as of September 30, 2023. A percentage shown for a class of investment securities held by MFIC represents the percentage of the class owned and does not necessarily represent voting ownership. A percentage shown for equity securities, other than warrants or options, represents the actual percentage of the class of security held on a fully diluted basis. A percentage shown for warrants and options held represents the percentage of a class of security MFIC may own assuming MFIC exercises its warrants or options after dilution. For more information relating to MFIC’s investments, see MFIC’s financial statements incorporated by reference in this joint proxy statement/prospectus.

The portfolio companies are presented in three categories: “companies more than 25% owned,” which represent portfolio companies with respect to which MFIC directly or indirectly owns more than 25% of the outstanding voting securities of such portfolio company and, therefore, unless otherwise noted, are presumed to be controlled by MFIC under the 1940 Act; “companies owned 5% to 25%,” which represent portfolio companies with respect to which MFIC directly or indirectly owns 5% to 25% of the outstanding voting securities of such portfolio company or with respect to which MFIC holds one or more seats on the portfolio company’s board of directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and “companies less than 5% owned,” which represent portfolio companies with respect to which MFIC directly or indirectly owns less than 5% of the outstanding voting securities of such portfolio company and with respect to which MFIC has no other affiliations. MFIC makes available significant managerial assistance to its portfolio companies. MFIC generally requests and may receive rights to observe the meetings of its portfolio companies’ board of directors.

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by MidCap Financial Investment Corporation	Percentage of Class Held(1)
Companies More Than 25% Owned
ChyronHego Corporation 532 Broadhollow Rd Melville, NY 11747	High Tech Industries	Preferred Equity, 1st Lien	72.9%
Golden Bear 2016-R, LLC(2) 1201 North Organ Street Suite 800 Wilmington, DE 19801-1186	Diversified Investment Vehicles, Banking, Finance, Real Estate	Structured Products and Other	100.0	%(6)
Merx Aviation Finance, LLC(2) 57 W. 57th St. Suite 325 New York, NY 10019	Aviation and Consumer Transport	Common Equity/Partnership Interests, 1st Lien	100.0%
MSEA Tankers, LLC(2) 19 Hilary Street, St Helier, Jersey JE4 8SG	Transportation – Cargo, Distribution	Common Equity/Partnership Interests	100.0%
SHD Oil & Gas, LLC (Spotted Hawk) 1650 Tysons Blvd. Suite 900 Mclean, VA 22102	Energy – Oil & Gas	Common Equity/ Partnership Interests	76.0%
Companies 5% to 25% Owned
AIC SPV Holdings II, LLC 2711 Centerville Road, Suite 400 Wilmington, DE 19808	Energy – Electricity	Preferred Equity	14.3%

AVAD, LLC 5805 Sepulveda Boulevard Suite 750 Sherman Oaks, CA 91411	Manufacturing, Capital Equipment	Preferred Equity, Common Equity/ Partnership Interests, 1st Lien	10.0%
Carbonfree Chemicals SPE I LLC (f/k/a Maxus Capital Carbon SPE I LLC) 11839 Nacogdoches Road San Antonio, TX 78217	Chemicals, Plastics & Rubber	Common Equity/ Partnership Interests	8.6%
FC2 LLC 11839 Nacogdoches Road San Antonio, TX 78217	Chemicals, Plastics & Rubber	Common Equity/ Partnership Interests, 1st Lien	5.0%
KLO Holdings, LLC(2) 1790 Sun Dolphin Rd Muskegon, MI 49444	Consumer Goods – Durable	Common Equity/ Partnership Interests, 1st Lien	10.0%
Pelican Energy, LLC(2) 809 Northwest 57th Street Oklahoma City, Oklahoma 73118	Energy – Oil & Gas	Common Equity/ Partnership Interests	14.4%
Renew JV LLC(2) 1221 Broadway, 4th Floor Oakland, CA 94612	Energy – Electricity	Preferred Equity, Common Equity/Partnership Interests	15.0%
Solarplicity Group Limited (f/k/a AMP Solar UK) (2) Unit 8 Peerglow Centre, Marsh Lane, Ware, Hertfordshire, United Kingdom, SG12 9QL	Energy – Electricity	Preferred Equity, Common Equity/Partnership Interests, 1st Lien	22.5%
U.S. Auto Finance, Inc. 2875 University Parkway Lawrenceville, GA 30046	Consumer Services	Structure Products & Other	22.5%
Companies Less Than 5% Owned
3D Protein 601 N 13Th St Monett, MO, 65708	Consumer Goods – Non-durable	1st Lien	—
83bar 11211 Taylor Draper Lane Suite 115 Austin, TX, 78759	Healthcare & Pharmaceuticals	1st Lien	—
A&V Holdings MidCo, LLC 301 Benjamin Road, Suite 101 Tampa, FL 33634	Consumer Goods – Durable	1st Lien	—
Acceletate Learning 5177 Richmond Ave. #800, Houston, TX 77056	Business Services	1st Lien	—
Access Information 900 NW 63rd Street Oklahoma City, Oklahoma 73116	Business Services	2nd Lien	—
Acronis AG(2) Rheinweg 9 Schaffhausen, Switzerland 8200	High Tech Industries	1st Lien	—

Activ 1180 Headquarters Plaza West Tower Fourth Floor Morristown, NJ, 07960	Consumer Services	1st Lien	—
Akoya Bioscience Inc. 100 Campus Drive, Fl. 6 Marlborough, MA 01752	Healthcare & Pharmaceuticals	1st Lien	—
Allstar Holdings 5145 Industrial St #103, Maple Plain, MN 55359	Construction & Building	1st Lien	—
AlpineX One California Street Suite 2900 San Francisco, CA 94111	Business Services	1st Lien	—
Ambrosia Buyer Corp. 505 Collins Street South Attleboro, MA 02703	Business Services	2nd Lien	—
American Megatrends 5555 Oakbrook Pkwy Building 200, Norcross, GA 30093	High Tech Industries	1st Lien	—
AML Rightsource 200 Public Square Suite 3100 Cleveland, OH 44114	Business Services	1st Lien	—
Atlas Technical Consultants 13215 Bee Cave Parkway Building B, Suite 230 Austin, TX 78738	Consumer Services	1st Lien	—
Banner Solutions 1000 North Century Avenue Kansas City, MO 64120	Wholesale	Common Equity/ Partnership Interests, 1st Lien	0.5%
BarTender 15325 SE 30th Place, Suite 100 Bellevue, WA 98007	High Tech Industries	1st Lien	—
Beacon Mobility 70 Post Office Park Wilbraham, MA 01095	Transportation – Cargo, Distribution	1st Lien	—
Berner Foods 2034 E Factory Rd Dakota, IL 61018	Beverage, Food & Tobacco	1st Lien	—
Bird 406 Broadway Avenue Suite 369 Santa Monica, CA 90401 United States	Consumer Services	1st Lien	—
Bolthouse Farms 7200 East Brundage Lane Bakersfield, CA 93307	Beverage, Food & Tobacco	Common Equity/ Partnership Interests	0.3%

Calero Holdings, Inc. Eagle’s Landing Business Park Building 100, Suite 120 1565 Jefferson Road Rochester NY, 14623	High Tech Industries	1st Lien	—
Carbon 6 4000 Washington Road Suite 104 Fort Mcmurray, PA 15317	Healthcare & Pharmaceuticals	Preferred Equity, 1st Lien	0.3%
Cato Research 2000 Centregreen Way Suite 300 Cary, North Carolina 27513	Healthcare & Pharmaceuticals	1st Lien	—
Cave Enterprises Operations, LLC 624 W 18th St. Chicago, IL, 60608	Hotel, Gaming, Leisure, Restaurants	1st Lien	—
Celerion 621 Rose Street Lincoln, Nebraska 68502	Healthcare & Pharmaceuticals	1st Lien	—
Celink P.O. Box 40724 Lansing, MI 48901	Diversified Investment Vehicles, Banking, Finance, Real Estate	1st Lien	—
Cerus Corporation(2) 2550 Stanwell Drive Concord, California 94520	Healthcare & Pharmaceuticals	1st Lien	—
CircusTrix 1201 West 5th Street Los Angeles, CA 90017	Hotel, Gaming, Leisure, Restaurants	1st Lien	—
Clarus Commerce 500 Enterprise Dr. Rocky Hill, CT 06067	Consumer Services	1st Lien	—
Club Car Wash 1213 Old 63 N Suite 104 Columbia, Missouri 65201	Automotive	1st Lien	—
CNSI 2277 Research Blvd Rockville, MD 20850	Healthcare & Pharmaceuticals	1st Lien	—
Compass Health Middleburg Heights OH, 44130-7935	Healthcare & Pharmaceuticals	1st Lien	—
Congruex 590 Madison Ave. New York, NY 10065	Utilities – Electric	1st Lien	—
Continuum Global Solutions, LLC 2000 Avenue of the Stars North Tower 8th Floor Los Angeles, CA 90067	Business Services	Preferred Equity	0.6%

Crowne Automotive 83 Enterprise Drive Marshfield, MA 02050	Automotive	1st Lien	—
Dairy.com 3801 Parkwood Blvd Suite 300 Frisco, TX 75034	High Tech Industries	1st Lien	—
Dan Dee 106 Harbor Drive Jersey City, NJ 07305-4506	Consumer Goods – Non-durable	Preferred Equity, 1st Lien	1.2%
Definiti LLC 2201 Timberloch Place Suite 150 The Woodlands, TX 77380	Diversified Investment Vehicles, Banking, Finance, Real Estate	1st Lien; Common Equity/ Partnership Interests	0.1%
Digital.ai Software Holdings, Inc. 5717 Legacy Dr., Ste. 250 Plano, TX 75024	High Tech Industries	1st Lien	—
Electro Rent Corporation 360 North Crescent Drive, South Building Beverly Hills, CA 90210	Business Services	2nd Lien	—
EmpiRx 155 Chestnut Ridge Rd Montvale, NJ 07645	Healthcare & Pharmaceuticals	1st Lien	—
Englert 1200 Amboy Avenue Perth Amboy, NJ 08861	Construction & Building	Common Equity/ Partnership Interests, 1st Lien	0.4%
Escalent 17430 College Pkwy Livonia, MI 48152	Business Services	1st Lien	—
FingerPaint Marketing 395 Broadway Saratoga Springs, NY 12866	Advertising, Printing & Publishing	Common Equity/ Partnership Interests, 1st Lien	0.1%
Forge Biologics 3900 Gantz Rd Grove City, OH 43123	Healthcare & Pharmaceuticals	1st Lien	—
Gateway Services 109 - 230 Hanlon Creek Boulevard Guelph, Ontario N1C 0A1 Canada	Healthcare & Pharmaceuticals	1st Lien	—
Go Car Wash Management, Corp. 2200 East Wilams Feld #20 Gilbert, AZ 85295	Consumer Services	1st Lien	—
Go1(2) 2904 Logan Road, Underwood QLD 4119, Australia	Business Services	1st Lien	—
GoHealth 214 West Huron St. Chicago, IL 60654	High Tech Industries	1st Lien	—

Gossamer(2) 3013 Science Park Road Suite 200 San Diego, CA 92121	Healthcare & Pharmaceuticals	1st Lien	—
Gtreasury 2100 E Lake Cook Rd, Ste 1100 Buffalo Grove, IL 60089	High Tech Industries	1st Lien	—
Guernsey 304 South Jones Blvd Suite 5700 Las Vegas, NV 89107	Hotel, Gaming, Leisure, Restaurants	1st Lien	—
Health & Safety Institute 1450 Westec Drive Eugene, OR 97402	Healthcare & Pharmaceuticals	Common Equity/Partnership Interests, 1st Lien, Unsecured Debt	0.6%
Heniff and Superior 2015 Spring Road Ste. 780 Oak Brook, IL 60523	Transportation – Cargo, Distribution	1st Lien	—
Hero Digital 555 Montgomery Street Suite 1250 San Francisco, CA 94111	Advertising, Printing & Publishing	Common Equity/Partnership Interests, 1st Lien	0.1%
High Street Insurance Harbour View Centre 333 West Grandview Pkwy Suite 201 Traverse City, MI 49684	Insurance	1st Lien	—
Hive 3331 West 29th Street Greeley, Colorado 80631	Beverage, Food & Tobacco	Preferred Equity; Common Equity/Partnership Interests; 1st Lien	1.1%
HMA Group Management Company, LLC 2015 Spring Road, Ste. 780 Oak Brook, IL 60523	Healthcare & Pharmaceuticals	1st Lien	—
International Cruise & Excursion Gallery, Inc. 7720 N Dobson Rd Scottsdale, AZ 85256	High Tech Industries	1st Lien	—
International Wire Group 12 Masonic Avenue Camden, NY 13316	Manufacturing, Capital Equipment	1st Lien	—
IPS 3701 East Conant Street Long Beach, CA 90808	Retail	1st Lien	—
IRP 9 W. 57th Street New York, NY 10019	Business Services	Common Equity/Partnership Interests, 1st Lien	0.3%
Jacent Strategic Merchandising 860 Welsh Rd Huntingdon Valley, PA 19006	Business Services	Preferred Equity, Common Equity/Partnership Interests, 1st Lien	0.6%

Jones & Frank 100 Perimeter Park Dr STE H Morrisville, NC 27560	Business Services	1st Lien	—
K&N Parent, Inc. 1455 Citrus St. Riverside, California 92507	Automotive	2nd Lien	0.8%
Kauffman Intermediate, LLC 701 Ransdell Rd. Lebanon, IN 46052	Manufacturing, Capital Equipment	Common Equity/Partnership Interests, 1st Lien	0.3%
KDC US Holdings 1000 Robins Rd Lynchburg, Va 24504	Consumer Goods – Durable	1st Lien	—
KureSmart 116 Defense Highway Suite 403 Annapolis, MD 21401	Healthcare & Pharmaceuticals	Common Equity/Partnership Interests, 1st Lien	0.2%
LashCo 3109 Kirby Drive Houston, TX 77098	Consumer Goods – Non-durable	1st Lien	—
LendingPoint, LLC 1201 Roberts Blvd, Ste 200 Kennesaw, GA 30144	Consumer Services	1st Lien	—
Litify 45 Main St. Suite 416 Brooklyn, NY 11201	High Tech Industries	1st Lien; Common Equity/ Partnership Interests	—
LucidHealth 100 E. Campus View Blvd., Suite 100 Columbus, OH 43235	Healthcare & Pharmaceuticals	1st Lien	—
Mannkind Corporation 30930 Russell Ranch Road Westlake Village, California 91362	Healthcare & Pharmaceuticals	Common Equity/Partnership Interests, 1st Lien	0.1%
Maxor National Pharmacy Services, LLC 320 South Polk Street, Suite 100 Amarillo, TX 79101	Healthcare & Pharmaceuticals	1st Lien	—
Medical Guardian, LLC 1818 Market St Philadelphia, PA 19103	Healthcare & Pharmaceuticals	1st Lien	—
MedPlast Holdings Inc. 405 W Geneva Drive Tempe, AZ 85282	Manufacturing, Capital Equipment	2nd Lien	—
MidWest Vision Partners Management, LLC 500 W. Madison St. Suite 3110 Chicago, IL 60661	Healthcare & Pharmaceuticals	1st Lien	—

Modern Campus 1320 Flynn Road Ste. 100 Camarillo, CA 93012	High Tech Industries	Common Equity/Partnership Interests, 1st Lien	0.5%
MYCOM(2) 4th Floor, The Urban Building 3-9 Albert St Slough SL1 2BE, United Kingdom	High Tech Industries	1st Lien	—
Naviga 7900 International Drive Suite 800 Bloomington, MN 55425	Business Services	1st Lien	—
New Era Technology, Inc. 11 Melanie Lane #9 East Hanover, NJ 07936	High Tech Industries	1st Lien	—
NFA Group(2) 71 Cowley Road Uxbridge, Middlesex, UB8 2AE	Education	1st Lien	—
NSi Industries 9730 Northcross Center Court Huntersville, NC 28078	Consumer Goods – Durable	Common Equity/Partnership Interests, 1st Lien	—
Omada 500 Sansome St #200, San Francisco, CA 94111	High Tech Industries	1st Lien	—
Orchard Therapeutics plc(2) 108 Cannon Street United Kingdom London EC4N 6EU	Healthcare & Pharmaceuticals	1st Lien	—
Orgain, Inc. 16631 Millikan Ave Irvine, CA 92606-5028	Beverage, Food & Tobacco	Common Equity/Partnership Interests	0.2%
Paladone(2) Paladone Products LtdApex House Dolphin Way Shoreham-by-Sea West Sussex BN43 6NZ	Consumer Goods – Non-durable	Common Equity/Partnership Interests, 1st Lien	0.2%
Paragon 28 14445 Grasslands Drive Suite 3115 Englewood, CO, 80112	Healthcare & Pharmaceuticals	1st Lien	—
PARS Group LLC 11411 NE 124th St. #170 Kirkland, WA 98034	Hotel, Gaming, Leisure, Restaurants	1st Lien	—
Partner Therapeutics, Inc. 19 Muzzey Street Lexington, MA 02421	Healthcare & Pharmaceuticals	Preferred Equity, Warrants, 1st Lien	1.6%
Pave America 12196 Washington Hwy Ashland, VA 23005	Construction & Building	1st Lien	—

PGM Holdings Corporation 25541 Commercentre Drive Suite 100 Lake Forest, CA 92630	Insurance	1st Lien	—
PHS Buyer, Inc. 39 East Engleridge Drive Suite 102 North Salt Lake, UT 84054	Healthcare & Pharmaceuticals	1st Lien	—
PrimeFlight Aviation Services, Inc. Three Sugar Creek Center Suite 450 Sugar Land, TX 77478	Aviation and Consumer Transport	1st Lien	—
Pro-Vigil Holding Company, LLC 100 Corporate Court South Plainfield, NJ 07080	High Tech Industries	1st Lien	—
PSE PO Box 322 Williamstown NJ, 08094	Business Services	Common Equity/Partnership Interests, 1st Lien	0.2%
PSI Services, LLC 2950 N Hollywood Way Suite 200 Burbank, CA 91505	Business Services	1st Lien	—
Purchasing Power, LLC 676 North Michigan Avenue Suite 3300 Chicago, IL 60611	Diversified Investment Vehicles, Banking, Finance, Real Estate	1st Lien	—
Relation Insurance 1277 Treat Blvd Suite 400 Walnut Creek, CA 94597	Insurance	1st Lien	—
Renovo 14241 Dallas Pkwy #1230 Dallas, TX 75254	Consumer Services	1st Lien	—
Renew Financial LLC (f/k/a Renewable Funding, LLC) 1221 Broadway 4th Floor Oakland, CA 94612	Energy – Electricity	Common Equity/Partnership Interests	0.6%
RHA Health Services 4700 Homewood Ct # 300 Raleigh, NC 27609	Healthcare & Pharmaceuticals	1st Lien	—
Rigel Pharmaceuticals, Inc. 1180 Veterans Blvd. South San Francisco, CA 94080	Healthcare & Pharmaceuticals	1st Lien	—
Rise Baking 828 Kasota Ave SE, Minneapolis, MN 55414	Beverage, Food & Tobacco	1st Lien	—
Schlesinger Group, Inc. 101 South Wood Avenue Iselin, NJ 08830	High Tech Industries	1st Lien	—

Securus Technologies Holdings, Inc. 14651 Dallas Parkway Suite 600 Dallas, TX 75254	Telecommunications	2nd Lien	—
SEER 6477-6499 204th Street Suite 210 Lynnwood, WA, 98036	Business Services	1st Lien; Common Equity/Partnership Interests	0.01%
Sequential Brands Group, Inc. (2) 601 W 26th Street 9th Floor New York, NY, 10001	Consumer Goods – Non-durable	Common Equity/Partnership Interests, 1st Lien; 2nd Lien	0.5%
Simeio Group Holdings 55 Ivan Allen Jr. Blvd NW #350 Atlanta, GA 30308	High Tech Industries	1st Lien	—
Sirsi Corporation 3700 North Ashton Boulevard Suite 500 Lehi, UT 84043	High Tech Industries	1st Lien	—
Soliant Holdings, LLC 1979 Lakeside Parkway Suite 800 Tucker, GA 30084	Business Services	Common Equity/Partnership Interests	0.1%
Sonar Entertainment, Inc. 2121 Avenue of the Starts Suite 2150 Los Angeles, CA 90067	Media – Diversified & Production	1st Lien	—
Sorenson Holdings, LLC 4393 South Riverboat Road Suite 300 Salt Lake City, Utah 84123	Consumer Goods – Durable	Common Equity/Partnership Interests	0.1%
Spectrum Automotive 499 Park Avenue 21st Floor New York, NY 10022	Diversified Investment Vehicles, Banking, Finance, Real Estate	1st Lien	—
Springbrook Holding Company, LLC 2633 Camino Ramon Ste. 500 San Ramon, CA 94583	High Tech Industries	1st Lien	—
Suave 1 International Place Boston, MA 02110	Consumer Goods – Durable	1st Lien; Common Equity/Partnership Interests	0.6%
Taco Cabana 8918 Tesoro Drive Suite 200 San Antonio, TX 78217	Hotel, Gaming, Leisure, Restaurants	1st Lien	—
Team Select 2999 N 44th St., Suite 100 Phoenix, AZ 85018	Healthcare & Pharmaceuticals	1st Lien	—

TELA Bio, Inc. 1 Great Valley Parkway Suite 24 Malvern, PA 19355	Healthcare & Pharmaceuticals	1st Lien	—
TersSera 520 Lake Cook Road, Suite 500 Deerfield, IL 60015	Healthcare & Pharmaceuticals	1st Lien	—
The Club Company(2) Bath Road Knowl Hill Reading RG1 1NL United Kingdom	Consumer Services	1st Lien	—
Thomas Scientific 1654 High Hill Road Swedesboro, NJ 08085	Wholesale	Common Equity/Partnership Interests, 1st Lien	0.1%
TissueTech 7300 Corporate Center Drive Suite 700 Miami, FL 33126	Healthcare & Pharmaceuticals	1st Lien	—
Treace(2) 203 Fort Wade Road Suite 150 Ponte Vedre, FL 32081	Healthcare & Pharmaceuticals	1st Lien	—
Trench Plate 2515 Galveston Road Houston, TX 77017	Business Services	Common Equity/Partnership Interests, 1st Lien	—
Truck-Lite Co., LLC 20800 Civic Center Drive Southfield, MI 48076	Automotive	Common Equity/Partnership Interests, 1st Lien	0.1%
Turkey Hill 2601 River Road Conestoga, PA 17516	Beverage, Food & Tobacco	Common Equity/Partnership Interests, 1st Lien	0.1%
Unchained Labs 6870 Koll Center Parkway Pleasanton, CA 94566	Healthcare & Pharmaceuticals	1st Lien	—
UpStack 745 Fifth Avenue 7th Floor New York, NY 10151	High Tech Industries	1st Lien	—
US Fertility 9600 Blackwell Road, 5th Floor Rockville, MD 20850	Healthcare & Pharmaceuticals	1st Lien	—
US Legal Support 16825 Northchase Drive Suite 900 Houston, TX 77060	Business Services	Common Equity/Partnership Interests, 1st Lien	0.5%
ViewRay(2) 1099 18th Street Ste. 3000 Denver, CO 80202	Healthcare & Pharmaceuticals	1st Lien	—
Village Pet Care 1090 Center Drive Park City, UT 840989	Consumer Goods – Non-Durable	1st Lien	—

WellDyneRX, LLC 500 Eagles Landing Dr, Lakeland, FL 33810	Healthcare & Pharmaceuticals	1st Lien	—
Westfall Technik, Inc. 433 East Mead Drive Chandler, AZ 85249	Chemicals, Plastics & Rubber	1st Lien	—
Wilson Language Training 47 Old Webster Rd Oxford, MA 01540	Business Services	Common Equity/Partnership Interests, 1st Lien	—
Yak Access 438 Highway 98 E Columbia, MS 39429	Construction & Building	1st Lien	—

(1)

This information is based on data made available to us as of September 30, 2023. We have no independent ability to verify this information. Some, if not all, portfolio companies are subject to voting agreements with varied voting rights.

(2)

Investments that we have determined are not “qualifying assets” under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. The status of these assets under the 1940 Act is subject to change. We monitor the status of these assets on an ongoing basis. As of September 30, 2023, non-qualifying assets represented approximately 7.2% of our total assets.

(3)	There are governing documents that precludes us from controlling management of the portfolio companies and therefore we disclaim such portfolio companies are controlled companies of us.
(4)

Merx Aviation Finance, LLC and its subsidiaries (“Merx Aviation”) is principally engaged in acquiring and leasing commercial aircraft to airlines. Its focus is on current generation aircraft, held either domestically or internationally. Merx Aviation may acquire fleets of aircraft through securitized, non-recourse debt or individual aircraft. Merx Aviation is not intended to compete with the numerous large lessors but rather to be complementary to them, providing them capital for various transactions. Merx Aviation also may outsource its aircraft servicing requirements to the large lessors that have the global staff necessary to complete such tasks. See “Risk Factors—Risks Relating to Our Investments” in our most recent Annual Report on Form 10-KT, which is incorporated by reference into this joint proxy statement/prospectus. The effects of various environmental regulations may negatively affect the aviation industry and some of our portfolio companies in such portfolio companies are controlled companies of us.

(5)	AIC SPV Holdings II, LLC is an affiliate to Renew Financial LLC, a portfolio company we have a 14.25% preferred equity ownership interest in.
(6)	There are governing documents that precludes us from controlling management of the portfolio companies and therefore we disclaim such portfolio companies are controlled companies of us.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS OF MFIC

As of October 31, 2023, there were no persons that owned more than 25% of MFIC’s outstanding voting securities, and no person would be deemed to control MFIC, as such term is defined in the 1940 Act.

The following table sets forth, as of October 31, 2023, certain ownership information with respect to MFIC Stock for each person whom MFIC believes, based upon Schedule 13D, Schedule 13G, Form 13F or other filings by such person with the SEC and other information obtained from such person, may beneficially own 5% or more of MFIC’s outstanding common stock, and for all of MFIC’s officers and directors as a group as of October 31, 2023. Unless otherwise indicated, MFIC believes that each beneficial owner set forth in the table has sole voting and investment power over such securities.

Name and address of Beneficial Owner	Type of ownership(1)	Shares owned		Percentage of common stock outstanding
Apollo Principal Holdings III LP(2)	Beneficial	2,490,220		3.82%
MFIC Holdings, LP(2)	Beneficial	1,932,641		2.96%
All officers and directors as a group (12 persons)	Beneficial	704,473			*
Independent Directors
Barbara Matas	Beneficial	7,000			*
R. Rudolph Reinfrank	Beneficial	8,333			*
Elliot Stein, Jr.	Beneficial	11,217			*
Emanuel Pearlman	—	—		—
Interested Directors
John J. Hannan	Beneficial	112,739	(3)		*
Howard T. Widra	Beneficial	349,690	(4)		*
Carmencita N. M. Whonder	—	—		—
Executive Officers
Gregory W. Hunt	Beneficial	13,290			*
Kristin Hester	—	—		—
Tanner Powell	Beneficial	103,284	(5)		*
Ted McNulty	Beneficial	98,920	(6)		*
Ryan Del Giudice	—	—		—

*	Represents less than 1%.
(1)	All of the MFIC Stock is owned of record by Cede & Co., as nominee of The Depository Trust Company.
(2)	Apollo Principal Holdings III LP and MFIC Holdings, LP are affiliates of MFIC and each does not beneficially own more than 5% of MFIC’s outstanding common stock.
(3)	Includes 50,000 shares held directly and 62,739 shares held indirectly through beneficial ownership of a family trust.
(4)	Also includes 61,127 unvested restricted stock units, none of which will vest, subject to the applicable terms and conditions, within 60 days of the date set forth above.
(5)	Also includes 52,538 unvested restricted stock units, none of which will vest, subject to the applicable terms and conditions, within 60 days of the date set forth above.
(6)	Also includes 92,766 unvested restricted stock units, none of which will vest, subject to the applicable terms and conditions, within 60 days of the date set forth above.

The following table sets forth the dollar range of MFIC’s equity securities beneficially owned by each of MFIC’s directors as of October 31, 2023. Information as to the beneficial ownership is based on information furnished to MFIC by such persons. (MFIC is not part of a “family of investment companies” as that term is defined in the 1940 Act).

Name of Director	Dollar Range of Equity Securities in MidCap Financial Investment Corporation(1)
Independent Directors
Barbara Matas	$50,001—$100,000
Emanuel Pearlman	None
R. Rudolph Reinfrank	$100,001—$500,000
Elliot Stein, Jr.(2)	$100,001—$500,000
Interested Directors
John J. Hannan(2)	over $1,000,000
Carmencita Whonder	None
Howard T. Widra	over $1,000,000

(1)	Dollar ranges are as follows: None, $1—$10,000, $10,001—$50,000, $50,001—$100,000, $100,001—$500,000, $500,001—$1,000,000 or over $1,000,000.
(2)	Dollar range includes shares held through indirect beneficial ownership of a family trust.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS OF AFT

Transactions with Related Persons. We have entered into an investment advisory agreement with AFT/AIF Adviser pursuant to which AFT pays AFT/AIF Adviser a monthly fee at the annual rate of 1.0% of the average daily value of AFT’s “Managed Assets” (the “AFT Investment Advisory Agreement”). “Managed Assets” means the total assets of AFT (including any assets attributable to any preferred shares that may be issued or to money borrowed (including the liquidation preference of preferred shares) or notes issued by AFT) minus the sum of AFT’s accrued liabilities, including accrued interest and accumulated dividends (other than liabilities for money borrowed or notes issued). Fees for any partial month are appropriately pro rated. During periods when AFT is using leverage, if any, the fees paid to AFT/AIF Adviser will be higher than if AFT did not use leverage because the fees paid are calculated on the basis of AFT’s Managed Assets, which includes the assets purchased through leverage.

We have entered into a royalty-free license agreement with AGM, pursuant to which AGM has agreed to grant us a non-exclusive license to use the name “Apollo.” Under the license agreement, we have the right to use the “Apollo” name for so long as AFT/AIF Adviser or one of its affiliates remains our investment adviser.

INVESTMENT OBJECTIVE AND STRATEGY OF AFT

The information in “ Fund Investment Objectives, Policies and Risks (unaudited)” in AFT’s Annual Report on Form N-CSR (file no. 811-22481) for the fiscal year ended December  31, 2022 and “Fund Investment Objectives, Policies and Risks (unaudited)” in AFT’s Semi-Annual Report on Form N-CSRS (file no. 811-22481) for the six months ended June 30, 2023 is incorporated herein by reference.

FINANCIAL HIGHLIGHTS OF AFT

The information in “ Consolidated Financial Statements—Apollo Senior Floating Rate Fund Inc.” in the Index to Consolidated Financial Statements of AFT’s Annual Report on Form N-CSR (file no. 811-22481) for the fiscal year ended December  31, 2022 and “Consolidated Financial Statements—Apollo Senior Floating Rate Fund Inc.” in the Index to Consolidated Financial Statements of AFT’s Semi-Annual Report on Form N-CSRS (file no. 811-22481) for the six months ended June 30, 2023 is incorporated herein by reference.

LEGAL PROCEEDINGS OF AFT

Neither AFT nor AFT/AIF Adviser is currently subject to any material legal proceedings, nor, to AFT’s knowledge is any material legal proceedings threatened against it or against AFT/AIF Adviser. From time to time, AFT or AFT/AIF Adviser may become involved in various investigations, claims and legal proceedings that arise in the ordinary course of business. While AFT does not expect that the resolution of these matters if they arise would materially affect AFT’s business, financial condition or results of operations, resolution will be subject to various uncertainties and could result in the expenditure of significant financial and managerial resources.

SENIOR SECURITIES OF AFT

Information about AFT’s senior securities (including debt securities and other indebtedness) is shown in the following table as of the last ten fiscal years and as of September 30, 2023. This information about AFT’s senior securities should be read in conjunction with AFT’s audited and unaudited consolidated financial statements and related notes thereto as incorporated by reference herein. The report of our independent registered public accounting firm, Deloitte & Touche LLP, which audited our financial statements for the fiscal years ended December 31, 2022, 2021, 2020, 2019 and 2018, is included in AFT’s Annual Report on Form N-CSR (file no. 811-22481) for the year ended December 31, 2022, which is incorporated by reference herein.

Year	Total Debt Outstanding	Asset Coverage Per $1,000 of Debt Outstanding(1)	Asset Coverage Per Share(2)	Average Market Value per Share (Excluding Debt Outstanding)	Type of Senior Security
As of September 30, 2023 (unaudited)	$130,000,000	$2,802	N/A	N/A	Loan
December 31, 2022	130,000,000	2,700	N/A	N/A	Loan
December 31, 2021	130,000,000	2,971	N/A	N/A	Loan
December 31, 2020	121,000,000	3,079	N/A	N/A	Loan
December 31, 2019	141,000,000	2,871	N/A	N/A	Loan
December 31, 2018	141,000,000	2,804	N/A	N/A	Loan
December 31, 2017	141,000,000	2,972	N/A	N/A	Loan
December 31, 2016	141,000,000	2,995	N/A	N/A	Loan
December 31, 2015	149,269,000	2,765	N/A	N/A	Loan
December 31, 2014	149,269,000	2,909	N/A	N/A	Loan
December 31, 2013	122,704,615	3,676	$294,078	$20,000	Loan & Preferred Shares

(1)

Calculated by subtracting AFT’s total liabilities (not including the Preferred Shares (if applicable) and borrowings outstanding) from AFT’s total assets, and dividing this by the amount of borrowings outstanding.

(2)

Calculated by subtracting AFT’s total liabilities (not including the Preferred Shares (if applicable) and borrowings outstanding) from AFT’s total assets, and dividing this by the number of Preferred Shares outstanding.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS OF AFT

As of October 31, 2023, there were no persons that owned more than 25% of AFT’s outstanding voting securities, and no person would be deemed to control AFT, as such term is defined in the 1940 Act.

The following table sets forth, as of October 31, 2023, certain ownership information with respect to AFT Stock for each person whom AFT believes, based upon Schedule 13D, Schedule 13G, Form 13F or other filings by such person with the SEC and other information obtained from such person, may beneficially own 5% or more of AFT’s outstanding common stock, and for all of AFT’s officers and directors as a group as of October 31, 2023. Unless otherwise indicated, AFT believes that each beneficial owner set forth in the table has sole voting and investment power over such securities.

Name and address of Beneficial Owner	Type of ownership(1)	Shares owned		Percentage of common stock outstanding
First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive Suite 400 Wheaton, IL 60187(1)	Beneficial	1,330,866	(2)	8.55%
All officers and directors as a group (10 persons)	Beneficial	24,500		*
Independent Directors
Meredith Coffey	—	—		—
Glenn N. Marchak	—	—		—
Todd J. Slotkin	—	—		—
Elliot Stein, Jr.	Beneficial	700		*
Interested Directors
Barry Cohen	Beneficial	10,000		*
Robert L. Borden	Beneficial	2,700		*
Executive Officers
James Vaneck	Beneficial	11,100		*
Kenneth Seifert	—	—		—
Kristin Hester	—	—		—
Ryan Del Giudice	—	—		—

*	Represents less than 1%.
(1)

The Charger Corporation (“Charger”) is the General Partner of both First Trust Portfolios L.P. (“FTP”) and First Trust Advisors L.P. (“FTA”). FTP acts as sponsor of certain unit investment trusts which hold Shares of AFT and AIF, as applicable. FTA, an affiliate of FTP, acts as portfolio supervisor of the unit investment trusts sponsored by FTP.

(2)

Information obtained from a Schedule 13G/A filed by FTP, FTA and Charger with the SEC reporting share ownership as of January 23, 2023. Based on that filing, FTP, FTA and Charger do not have sole voting power, but do have shared power to vote or direct the vote of 7,727 shares as well as shared power to dispose or direct the disposition of 1,330,866 shares.

The following table sets forth the dollar range of AFT’s equity securities beneficially owned by each of AFT’s directors and executive officers as of October 31, 2023. Information as to the beneficial ownership is based on information furnished to AFT by such persons.

Name of Director	Dollar Range of Equity Securities Held in AFT(1)(2)	Aggregate Dollar Range* of Equity Securities in All Funds Overseen by Director or Executive Officer in Fund Complex
Independent Directors
Meredith Coffey	None	None
Glenn N. Marchak	None	None
Todd J. Slotkin	None	None
Elliot Stein Jr.	$1—$10,000	$10,001—$50,000
Interested Directors
Barry Cohen	$100,001—$500,000	$100,001—$500,000
Robert L. Borden(2)	$10,001—$50,000	$10,001—$50,000
Executive Officers
Jim Vaneck	$100,001—$500,000	$100,001—$500,000
Kenneth Seifert	None	None
Kristin Hester	None	None
Ryan Del Giudice	None	None

(1)	This information has been furnished by each Director and Executive Officer.
(2)	Dollar ranges are as follows: None, $1—$10,000, $10,001—$50,000, $50,001—$100,000, $100,001—$500,000, $500,001—$1,000,000 or over $1,000,000.
(2)

On March 8, 2021, Apollo Global Management, Inc. (“AGM”) announced that it had entered into a definitive agreement with Athene Holding Ltd. (“Athene”) to merge in an all-stock transaction (the “Merger”). Under the terms of the Merger, each outstanding Class A common share of Athene was exchanged for a fixed ratio of shares of AGM common stock. As a shareholder of Athene, Mr. Borden received shares of AGM common stock as a result of the closing of the Merger on January 1, 2022. As of that date, he became an “interested person” of each Fund as defined in the 1940 Act. Mr. Borden will remain an interested person so long as he knowingly has any direct or indirect beneficial interest in AGM common stock.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS OF AIF

Transactions with Related Persons. We have entered into an investment advisory agreement with AFT/AIF Adviser pursuant to which AIF pays AFT/AIF Adviser a monthly fee at the annual rate of 1.0% of the average daily value of AIF’s “Managed Assets” (the “AIF Investment Advisory Agreement”). “Managed Assets” means the total assets of AIF (including any assets attributable to any preferred shares that may be issued or to money borrowed (including the liquidation preference of preferred shares) or notes issued by AIF) minus the sum of AIF’s accrued liabilities, including accrued interest and accumulated dividends (other than liabilities for money borrowed or notes issued). Fees for any partial month are appropriately pro rated. During periods when AIF is using leverage, if any, the fees paid to AFT/AIF Adviser will be higher than if AIF did not use leverage because the fees paid are calculated on the basis of AIF’s Managed Assets, which includes the assets purchased through leverage.

We have entered into a royalty-free license agreement with AGM, pursuant to which AGM has agreed to grant us a non-exclusive license to use the name “Apollo.” Under the license agreement, we have the right to use the “Apollo” name for so long as AFT/AIF Adviser or one of its affiliates remains our investment adviser.

INVESTMENT OBJECTIVE AND STRATEGY OF AIF

The information in “Fund Investment Objectives, Policies and Risks (unaudited)” in AIF’s Annual Report on Form N-CSR (file no. 811-22591) for the fiscal year ended December  31, 2022 and “Fund Investment Objectives, Policies and Risks (unaudited)” in AIF’s Semi-Annual Report on Form N-CSRS (file no. 811-22591) for the six months ended June 30, 2023 is incorporated herein by reference.

FINANCIAL HIGHLIGHTS OF AIF

The information in “Consolidated Financial Statements—Apollo Tactical Income Fund Inc.” in the Index to Consolidated Financial Statements of AIF’s Annual Report on Form N-CSR (file no. 811-22591) for the fiscal year ended December  31, 2022 and “Consolidated Financial Statements—Apollo Tactical Income Fund Inc.” in the Index to Consolidated Financial Statements of AIF’s Semi-Annual Report on Form N-CSRS (file no. 811-22591) for the six months ended June 30, 2023 is incorporated herein by reference.

LEGAL PROCEEDINGS OF AIF

Neither AIF nor AFT/AIF Adviser is currently subject to any material legal proceedings, nor, to AIF’s knowledge is any material legal proceedings threatened against it or against AFT/AIF Adviser. From time to time, AIF or AFT/AIF Adviser may become involved in various investigations, claims and legal proceedings that arise in the ordinary course of business. While AIF does not expect that the resolution of these matters if they arise would materially affect AIF’s business, financial condition or results of operations, resolution will be subject to various uncertainties and could result in the expenditure of significant financial and managerial resources.

SENIOR SECURITIES OF AIF

Information about AIF’s senior securities (including debt securities and other indebtedness) is shown in the following table as of the last ten fiscal years and as of September 30, 2023. This information about AIF’s senior securities should be read in conjunction with AIF’s audited and unaudited consolidated financial statements and related notes thereto as incorporated by reference herein. The report of our independent registered public accounting firm, Deloitte & Touche LLP, which audited our financial statements for the fiscal years ended December 31, 2022, 2021, 2020, 2019 and 2018, is included in AIF’s Annual Report on Form N-CSR (file no. 811-22591) for the year ended December 31, 2022, which is incorporated by reference herein.

Year	Total Debt Outstanding	Asset Coverage Per $1,000 of Debt Outstanding(1)	Asset Coverage Per Share(2)	Average Market Value per Share (Excluding Debt Outstanding)	Type of Senior Security
As of September 30, 2023 (unaudited)	$121,000,000	$2,749	N/A	N/A	Loan
December 31, 2022	121,000,000	2,656	N/A	N/A	Loan
December 31, 2021	121,000,000	2,977	N/A	N/A	Loan
December 31, 2020	110,000,000	3,139	N/A	N/A	Loan
December 31, 2019	126,500,000	2,927	N/A	N/A	Loan
December 31, 2018	126,500,000	2,837	N/A	N/A	Loan
December 31, 2017	138,000,000	2,828	N/A	N/A	Loan
December 31, 2016	138,000,000	2,800	N/A	N/A	Loan
December 31, 2015	138,000,000	2,674	N/A	N/A	Loan
December 31, 2014	138,000,000	2,909	N/A	N/A	Loan
December 31, 2013	138,000,000	3,045	N/A	N/A	Loan

(1)

Calculated by subtracting AIF’s total liabilities (not including the Preferred Shares (if applicable) and borrowings outstanding) from AIF’s total assets, and dividing this by the amount of borrowings outstanding.

(2)

Calculated by subtracting AIF’s total liabilities (not including the Preferred Shares (if applicable) and borrowings outstanding) from AIF’s total assets, and dividing this by the number of Preferred Shares outstanding.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS OF AIF

As of October 31, 2023, there were no persons that owned more than 25% of AIF’s outstanding voting securities, and no person would be deemed to control AIF, as such term is defined in the 1940 Act.

The following table sets forth, as of October 31, 2023, certain ownership information with respect to AIF Stock for each person whom AIF believes, based upon Schedule 13D, Schedule 13G, Form 13F or other filings by such person with the SEC and other information obtained from such person, may beneficially own 5% or more of AIF’s outstanding common stock, and for all of AIF’s officers and directors as a group as of October 31, 2023. Unless otherwise indicated, AIF believes that each beneficial owner set forth in the table has sole voting and investment power over such securities.

Name and address of Beneficial Owner	Type of ownership(1)	Shares owned		Percentage of common stock outstanding
Morgan Stanley 1585 Broadway New York, NY 10036(1)	Beneficial	1,781,120	(2)	12.30%
Eaton Vance Management 2 International Place Boston, MA 02110	Beneficial	1,460,360	(3)	10.10%
Saba Capital Management, L.P. 405 Lexington Avenue, 58th Floor, New York, New York 10174	Beneficial	1,011,108	(4)	7.0%
All officers and directors as a group (10 persons)	Beneficial	31,362		*
Independent Directors
Meredith Coffey	—	—		—
Glenn N. Marchak	—	—		—
Todd J. Slotkin	—	—		—
Elliot Stein, Jr.	Beneficial	600		*
Interested Directors
Barry Cohen	Beneficial	13,882		*
Robert L. Borden	Beneficial	3,000		*
Executive Officers
James Vaneck	Beneficial	13,880		*
Kenneth Seifert	—	—		—
Kristin Hester	—	—		—
Ryan Del Giudice	—	—		—

*	Represents less than 1%.
(1)

Filing reflects the securities beneficially owned, or that may be deemed to be beneficially owned, by Parametric Portfolio Associates LLC, a wholly-owned subsidiary of Morgan Stanley (together, “Morgan Stanley”).

(2)

Information obtained from a Schedule 13G/A filed by Morgan Stanley with the SEC reporting share ownership as of February 8, 2023. Based on that filing, Morgan Stanley does not have sole voting power, but does have shared power to vote or direct the vote of 125,675 shares as well as the shared power to dispose or direct the disposition of 1,781,120 shares.

(3)

Information obtained from a Schedule 13G/A filed by Eaton Vance Management with the SEC reporting share ownership as of April 12, 2021. Based on that filing, Eaton Vance Management has sole power to vote or direct the vote of 240,352 shares as well as sole power to dispose or direct the disposition of 1,460,360 shares.

(4)

Information obtained from a Schedule 13G/A filed by Saba Capital Management,, L.P. (“Saba”) with the SEC reporting share ownership as of February 14, 2023. Based on that filing, Saba does not have sole voting power, but does have shared power to vote or direct the vote of 1,011,108 shares as well as shared power to dispose or direct the disposition of 1,011,108 shares.

The following table sets forth the dollar range of AIF’s equity securities beneficially owned by each of AIF’s directors and executive officers as of October 31, 2023. Information as to the beneficial ownership is based on information furnished to AIF by such persons.

Name of Director	Dollar Range of Equity Securities Held in AIF(1)(2)	Aggregate Dollar Range* of Equity Securities in All Funds Overseen by Director or Executive Officer in Fund Complex
Independent Directors
Meredith Coffey	None	None
Glenn N. Marchak	None	None
Todd J. Slotkin	None	None
Elliot Stein Jr.	$1—$10,000	$10,001—$50,000
Interested Directors
Barry Cohen	$100,001—$500,000	$100,001—$500,000
Robert L. Borden(2)	$10,001—$50,000	$10,001—$50,000
Executive Officers
James Vaneck	$100,001—$500,000	$100,001—$500,000
Kenneth Seifert	None	None
Kristin Hester	None	None
Ryan Del Giudice	None	None

(1)	This information has been furnished by each Director and Executive Officer.
(2)	Dollar ranges are as follows: None, $1—$10,000, $10,001—$50,000, $50,001—$100,000, $100,001—$500,000, $500,001—$1,000,000 or over $1,000,000.
(2)

On March 8, 2021, Apollo Global Management, Inc. (“AGM”) announced that it had entered into a definitive agreement with Athene Holding Ltd. (“Athene”) to merge in an all-stock transaction (the “Merger”). Under the terms of the Merger, each outstanding Class A common share of Athene was exchanged for a fixed ratio of shares of AGM common stock. As a shareholder of Athene, Mr. Borden received shares of AGM common stock as a result of the closing of the Merger on January 1, 2022. As of that date, he became an “interested person” of each Fund as defined in the 1940 Act. Mr. Borden will remain an interested person so long as he knowingly has any direct or indirect beneficial interest in AGM common stock.

DESCRIPTION OF CAPITAL STOCK OF MFIC

The following description is based on relevant portions of the Maryland General Corporation Law and on MFIC’s Charter and Bylaws. This summary is not necessarily complete, and MFIC refers you to the Maryland General Corporation Law and MFIC’s Charter and Bylaws for a more detailed description of the provisions summarized below.

Capital Stock

As of September 30, 2023, MFIC’s authorized capital stock consists of 130,000,000 shares of stock, par value $0.001 per share, all of which is currently designated as common stock. MFIC’s Common Stock is quoted on the NASDAQ Global Select Market under the ticker symbol “MFIC.” There are no outstanding options or warrants to purchase MFIC Common Stock, and no MFIC Common Stock has been authorized for issuance under any equity compensation plans. Under Maryland law, MFIC’s Stockholders generally are not personally liable for MFIC’s debts or obligations. On November 13, 2023, the last reported sale price of a share of MFIC’s Common Stock on the NASDAQ Global Select Market was $13.17.

Under MFIC’s Charter, MFIC’s Board is authorized to classify and reclassify any unissued shares of MFIC’s Common Stock into other classes or series of stock and to authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, MFIC’s Charter provides that the MFIC Board, without any action by MFIC’s Stockholders, may amend MFIC’s Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that MFIC has authority to issue.

The following table sets forth information of MFIC’s capital stock as of September 30, 2023:

Title of Class of Securities	Amount Authorized	Amount Held by Registrant or for its Account	Amount Outstanding Exclusive of Amount held by Registrant or for its Account
Common stock, par value $0.001 per share	130,000,000	None	65,253,275 shares

Common Stock

All shares of MFIC’s Common Stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of MFIC Common Stock if, as and when authorized by MFIC’s Board and declared by MFIC out of funds legally available therefor. Shares of MFIC Common Stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of MFIC, each share of MFIC Common Stock would be entitled to share ratably in all of MFIC’s assets that are legally available for distribution after MFIC pays all debts and other liabilities and subject to any preferential rights of holders of MFIC preferred stock, if any preferred stock is outstanding at such time. Except as may otherwise be specified in MFIC’s Charter, each share of MFIC’s Common Stock is entitled to one vote on all matters submitted to a vote of MFIC’s Stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of MFIC’s Common Stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that, subject to MFIC’s Bylaws, holders of a majority of the outstanding shares of MFIC’s Common Stock can elect all of MFIC’s directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

MFIC’s Charter authorizes MFIC’s Board to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series of preferred stock, MFIC’s Board is required by Maryland law and by MFIC’s Charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, MFIC’s Board could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of MFIC’s Common Stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to MFIC’s Common Stock and before any purchase of MFIC Common Stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of MFIC’s total assets after such issuance and after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock become in arrears by two years or more until the arrears are eliminated. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. MFIC believes that the availability for issuance of preferred stock will provide MFIC with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its present and former directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is material to a cause of action resulting in a final judgment adverse to the director. MFIC’s Charter contains such a provision which eliminates present and former directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Maryland law requires a corporation (unless its charter provides otherwise, which MFIC’s Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

MFIC’s Charter authorizes MFIC, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate MFIC to indemnify any present or former director or officer or any individual who, while a director or officer and at MFIC’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer, and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. MFIC’s Bylaws obligate MFIC, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify and advance expenses to any present or former director or officer or any individual who, while a director or officer and at MFIC’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. MFIC’s Charter and Bylaws also permit MFIC, subject to approval from the MFIC Board or any duly authorized committee therefor, to indemnify and advance expenses to any person who served a predecessor of MFIC in any of the capacities described above and any of MFIC’s employees or agents or any employees or agents of MFIC’s predecessor, if any. In accordance with the 1940 Act, MFIC will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Provisions of the Maryland General Corporation Law and MFIC’s Charter and Bylaws

Provisions of the Maryland General Corporation Law and of MFIC’s Charter and Bylaws could deter takeover attempts and have an adverse impact on the price of MFIC’s Common Stock. The Maryland General Corporation Law, MFIC’s Charter and Bylaws contain provisions that may discourage, delay or make more difficult a change in control of MFIC or the removal of MFIC’s directors. In addition to the matters described below, MFIC has adopted other measures pursuant to the Maryland General Corporation Law that may make it difficult for a third party to obtain control of MFIC, including provisions of MFIC’s Charter authorizing MFIC’s Board to classify or reclassify shares of MFIC’s Common Stock in one or more classes or series, to cause the issuance of additional shares of MFIC Common Stock, and to amend MFIC’s Charter, without stockholder approval, to increase or decrease the number of shares of stock that MFIC has authority to issue. These provisions, as well as other provisions of MFIC’s Charter and Bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of MFIC’s Stockholders.

Classified Board of Directors

MFIC’s Board is divided into three classes of directors serving staggered three-year terms. At each annual meeting of MFIC’s Stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. A classified board of directors may render a change in control of MFIC or removal of MFIC’s incumbent management more difficult. MFIC believes, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of MFIC’s management and policies.

Election of Directors

MFIC’s Charter provides that the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote in the election of directors will be required to elect a director, unless MFIC’s Bylaws provide otherwise. MFIC’s Bylaws provide that a nominee for director shall be elected as a director only if such nominee receives the affirmative vote of a majority of the total votes cast for and affirmatively withheld as to such nominee at a meeting of stockholders duly called and at which a quorum is present, unless there is a contested election, in which case, directors will be elected by a plurality of the votes cast.

Number of Directors; Vacancies; Removal

MFIC’s Charter provides that the number of directors will be set only by the Board of Directors in accordance with MFIC’s Bylaws. MFIC’s Bylaws provide that a majority of MFIC’s entire Board of Directors may at any time increase or decrease the number of directors. However, unless MFIC’s Bylaws are amended, the number of directors may never be less than four nor more than ten. Pursuant to Section 3-802(b) of the Maryland General Corporation Law, MFIC has elected in MFIC’s Charter to be subject to Section 3-804(c) of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

MFIC’s Charter provides, except with respect to rights of holders of one or more classes or series of preferred stock as may be applicable, that a director or the entire Board of Directors, may be removed only for cause, as defined in MFIC’s Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting unless the charter provides for a lesser percentage (which MFIC’s Charter does not). These provisions, combined with the requirements of MFIC’s Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

MFIC’s Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to MFIC’s notice of the meeting, (2) by or at the direction of the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in MFIC’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the MFIC Board at a special meeting may be made (1) by or at the direction of the MFIC Board or (2) provided that, the special meeting has been called for the purpose of electing directors, by a MFIC Stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of MFIC’s Bylaws. The advance notice provisions of MFIC’s Bylaws do not apply to stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act.

The purpose of requiring stockholders to give MFIC advance notice of nominations and other business is to afford MFIC’s Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by MFIC’s Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although MFIC’s Bylaws do not give MFIC’s Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to MFIC and MFIC’s Stockholders.

Calling of Special Meetings of Stockholders

MFIC’s Bylaws provide that special meetings of stockholders may be called by MFIC’s Board and certain of MFIC’s officers. Additionally, MFIC’s Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by MFIC’s secretary upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. MFIC’s Charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. MFIC’s Charter also provides that certain charter amendments and any proposal for MFIC’s conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for MFIC’s liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of MFIC’s continuing directors (in addition to approval by MFIC’s Board), then such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in MFIC’s Charter as MFIC’s current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors. The holders of any preferred stock outstanding would have a separate class vote on any conversion to an open-end company.

MFIC’s Charter and Bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of MFIC’s Bylaws and to make new bylaws.

No Appraisal Rights

As permitted by the Maryland General Corporation Law, MFIC’s Charter provides that stockholders will not be entitled to exercise appraisal rights unless the Board of Directors, upon the affirmative vote of a majority of the entire Board of Directors, shall determine that such rights shall apply.

Control Share Acquisitions

Under Maryland law, MFIC is subject to Subtitle 7 or Title 3 of the Maryland General Corporation Law, the Maryland Control Share Acquisition Act. MFIC’s Bylaws currently exempt from the Maryland Control Share Acquisition Act acquisitions of MFIC Common Stock by any person. If MFIC amends its Bylaws to repeal the exemption from the Maryland Control Share Acquisition Act, the Maryland Control Share Acquisition Act may make it more difficult for a third party to obtain control of MFIC and increase the difficulty of consummating such an offer. The Maryland Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders’ meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in MFIC’s Bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders’ meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Maryland Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

While MFIC’s Bylaws contain a provision exempting from the Maryland Control Share Acquisition Act any and all acquisitions by any person of MFIC’s shares of stock, there can be no assurance that such provision will not be amended or eliminated at any time in the future.

Business Combinations

MFIC is subject to Subtitle 6 of Title 3 of the Maryland General Corporation Law, the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Pursuant to the Maryland Business Combination Act, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. “Business combinations” include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which the person otherwise would have become an interested stockholder. However, in approving a transaction, the Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board of directors.

After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the Board of Directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. MFIC’s Board has adopted a resolution that any business combination between MFIC and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by MFIC’s Board, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of MFIC and increase the difficulty of consummating any offer.

Subtitle 8 of Title 3 of the Maryland General Corporation Law

MFIC has elected to be subject to certain provisions of Subtitle 8 of Title 3 of the Maryland General Corporation Law. Subtitle 8 permits Maryland corporations with a class of equity securities registered under the Exchange Act and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to any or all of the following five provisions: a classified board; a two-thirds stockholder vote requirement for removing a director; a requirement that the number of directors be fixed only by vote of the directors; a requirement that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the class of directors in which the vacancy occurred; and a requirement that the request of the holders of at least a majority of all votes entitled to be cast shall be necessary to call a special meeting of stockholders. Through provisions in MFIC’s Charter and Bylaws, some unrelated to Subtitle 8, MFIC already includes provisions classifying MFIC’s Board in three classes serving staggered three-year terms; requiring the affirmative vote of the holders of not less than two-thirds of all of the votes entitled to be cast on the matter for the removal of any director from the board, which removal is allowed only for cause; vesting in the board the exclusive power to fix the number of directorships, subject to limitations set forth in MFIC’s Charter and Bylaws, and fill vacancies; and requiring the written request of stockholders entitled to cast not less than a majority of all votes entitled to be cast at such meeting to call a stockholder–initiated special meeting.

Conflict with 1940 Act

MFIC’s Bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if MFIC amends its Bylaws to be subject to such act) and the Business Combination Act, or any provision of MFIC’s Charter or Bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Sales of Common Stock Below Net Asset Value

If MFIC seeks and receives approval from MFIC Stockholders authorizing MFIC, in one or more public or private offerings of MFIC Common Stock, to sell or otherwise issue shares of MFIC Common Stock at a price below MFIC’s then current net asset value (“NAV”) per share, such sale would be subject to the following conditions:

•	a majority of MFIC’s independent directors who have no financial interest in the sale have approved the sale;

•

a majority of such directors, who are not interested persons of MFIC, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of MFIC of firm commitments to purchase such securities or immediately prior to the sale of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any underwriting commission or discount; and

•	the number of shares sold pursuant to such authority does not exceed 25% of MFIC’s then outstanding Common Stock immediately prior to each such sale.

If MFIC seeks and receives such approval, there will be no maximum level of discount from NAV at which MFIC may sell shares pursuant to such authority.

DESCRIPTION OF CAPITAL STOCK OF AFT

The following description of the terms of AFT’s Common Shares is only a summary. For a complete description, please refer to the MGCL, and AFT’s charter and Bylaws.

Outstanding Securities

The following table sets forth information with respect to the outstanding securities of AFT as of September 30, 2023:

Title of Class	Amount of Shares Authorized	Amount of Shares Held by AFT for its Account	Amount of Shares Outstanding
Common Shares	999,998,466	—	15,573,575

AFT’s Board may, without any action by AFT Stockholders, approve amendments to AFT’s charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of any class or series of stock that AFT is authorized to issue. Additionally, AFT’s charter authorizes AFT’s Board to classify and reclassify any unissued shares of common stock into one or more classes or series of stock, including preferred stock, from time to time, by setting or changing the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption for each class or series. Although AFT has no present intention of doing so, it could issue a class or series of stock that could delay, defer or prevent a transaction or change in control of AFT that might otherwise be in the common stockholders’ best interest.

Common Shares

General

All AFT Common Shares will be, upon issuance, duly authorized, fully paid and nonassessable. All AFT Common Shares will be of the same class and will have identical rights, as described below. Holders of Common Shares are entitled to receive distributions when, as and if authorized by the AFT Board and declared by AFT out of assets legally available for the payment of distributions. AFT’s Stockholders have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of AFT’s securities. AFT’s Common Shares are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. All Common Shares have equal earnings, assets, distribution, liquidation and other rights.

Distributions

Distributions may be paid to AFT’s Stockholders if, as and when authorized by the AFT’s Board and declared by AFT out of assets legally available therefor.

If any shares of preferred stock are outstanding, AFT’s Stockholders generally will not be entitled to receive any distributions from AFT unless (1) AFT has paid all accumulated dividends on the preferred stock, (2) AFT has redeemed the full number of shares of preferred stock required to be redeemed by any provision for mandatory redemption of such preferred stock, (3) immediately after such a distribution, AFT has an asset coverage of at least 200%, (4) the assets in AFT’s portfolio meet any asset coverage requirements set forth by AFT’s lenders or any applicable rating agency, in each case, after giving effect to such a distribution, and (5) there is no event of default existing under the terms of any of AFT’s borrowings, in each case, after giving effect to such distributions.

So long as senior securities representing indebtedness of AFT are outstanding, AFT’s Stockholders generally will not be entitled to receive any distributions from AFT unless (1) there is no event of default existing under the terms of such indebtedness, (2) immediately after such a distribution, AFT has an asset coverage of at least 300% and (3) the assets in AFT’s portfolio meet any asset coverage requirements set forth by AFT’s lenders or any applicable rating agency, in each case, after giving effect to such a distribution.

Liquidation Rights

AFT’s Stockholders are entitled to share ratably in the assets legally available for distribution to AFT’s Stockholders in the event of the liquidation, dissolution or winding up of AFT, after payment of or adequate provision for all of AFT’s known debts and liabilities, including any outstanding debt securities or other borrowings and any interest thereon. These rights are subject to the preferential rights of outstanding shares of any other class or series of AFT’s stock, including any preferred stock.

Voting Rights

Each outstanding share of common stock generally entitles the holder to cast one vote on all matters submitted to a vote of the AFT’s Stockholders, including the election of AFT’s directors (“AFT Directors”). The presence of AFT’s Stockholders entitled to cast a majority of the votes entitled to be cast at a meeting of AFT’s Stockholders constitutes a quorum at the meeting, except with respect to any matter that, under applicable law or AFT’s charter requires a separate vote of one or more classes of AFT’s stock, in which case the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast by each such class on such a matter will constitute a quorum.

AFT’s charter provides that, except as may otherwise be provided in AFT’s Bylaws, AFT’s Directors will be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. There is no cumulative voting in the election of AFT’s Directors. Consequently, at each annual meeting of AFT’s Stockholders, the holders of a majority of the outstanding shares of stock entitled to vote in the election of such AFT Director will be able to elect all of the successors of the class of the AFT Directors whose terms expire at that meeting. If any shares of preferred stock are outstanding, holders of any outstanding preferred stock will have the exclusive right to elect two of AFT’s Directors at all times. Pursuant to AFT’s charter and Bylaws, the AFT Board may amend the Bylaws from time to time to alter the vote required to elect a Director for AFT’s Board.

Under the rules of the NYSE applicable to listed companies, AFT is required to hold an annual meeting of stockholders in each fiscal year. If for any reason the common stock is not listed on the NYSE (or any other national securities exchange, the rules of which require annual meetings of AFT’s Stockholders) or such rule otherwise ceases to apply to AFT, subject to its ability to do so under Maryland law, AFT may amend its Bylaws so that AFT is not otherwise required to hold annual meetings of stockholders.

Issuance of Additional Shares

The provisions of the 1940 Act generally require that the public offering price of common stock of a closed-end investment company (less underwriting commissions and discounts) must equal or exceed the NAV of AFT’s Common Stock (calculated within 48 hours of pricing), unless the sale is made with the consent of a majority of AFT’s Stockholders. Any sale of common stock by AFT will be subject to the requirements of the 1940 Act.

Preferred Stock

AFT’s charter authorizes the AFT’s Board to classify and reclassify any unissued shares of common stock into shares of other classes or series of stock, including preferred stock, without the approval of the holders of Common Shares. Holders of Common Shares have no preemptive right to purchase any shares of preferred stock that AFT may issue. AFT may elect to issue preferred stock as part of a leveraging strategy.

Prior to issuance of shares of each class or series, the AFT Board is required by Maryland law and by AFT’s charter to set the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption for each class or series. Thus, the AFT Board could authorize AFT to issue shares of preferred stock with terms that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for common stockholders or otherwise be in their best interest. Any issuance of preferred stock, however, must comply with the requirements of the 1940 Act.

The 1940 Act, among other things, requires that the holders of outstanding shares of preferred stock, voting separately as a class, have the right to elect at least two directors at all times. The remaining directors will be elected by common and preferred stockholders, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, preferred stockholders will have the right to elect a majority of the directors at any time that two years’ dividends on any outstanding shares of preferred stock are unpaid.

Certain Provisions of the MGCL and AFT’s Charter and Bylaws

The MGCL and AFT’s charter and Bylaws contain provisions that could make it more difficult for a potential acquiror to acquire AFT by means of a tender offer, proxy contest or otherwise. These provisions are designed to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of AFT to negotiate first with the AFT Board. AFT believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

AFT’s Board is divided into three classes of directors serving staggered three-year terms. Upon expiration of their current terms, AFT’s Directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify, and each year one class of AFT’s Directors will be elected by the Stockholders. A classified board may render a change in control of AFT or the removal of AFT’s incumbent management more difficult. AFT believes, however, that the longer time required to elect a majority of a classified Board will help to ensure the continuity and stability of AFT’s management and policies.

Election of Directors

AFT’s charter and Bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of AFT Directors will be required to elect AFT’s Directors. As noted above, pursuant to AFT’s charter, the AFT’s Board may amend the Bylaws from time to time to alter the vote required to elect AFT’s Directors.

Number of Directors; Vacancies; Removal

AFT’s charter provides that the number of AFT Directors will be set only by AFT’s Board in accordance with AFT’s Bylaws. AFT’s Bylaws provide that a majority of the entire Board of Directors may at any time increase or decrease the number of directors. However, unless AFT’s Bylaws are amended, the number of directors cannot be less than the minimum number required by the MGCL or more than 12.

AFT’s charter provides that, at such time as AFT has at least three independent directors and its common stock is registered under the Exchange Act, AFT elects to be subject to the provision of Subtitle 8 of Title 3 of the MGCL regarding the filling of vacancies on the AFT Board. For that reason, except as may be provided by AFT’s Board in setting the terms of any class or series of preferred stock, any and all vacancies on AFT’s Board may be filled only by the affirmative vote of a majority of AFT’s Directors remaining in office, even if the remaining AFT Directors do not constitute a quorum, and any AFT Director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

AFT’s charter provides that AFT’s Directors may be removed only for cause, as defined in the charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of AFT’s Directors.

Action by Stockholders

Under the MGCL, stockholder action can be taken only at an annual or special meeting of stockholders or, unless the charter provides for stockholder action by less than unanimous written consent (which is not the case for AFT’s charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of AFT’s Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting of stockholders.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

AFT’s Bylaws provide that, with respect to an annual meeting of stockholders, the nomination of individuals for election as AFT Directors and the proposal of other business to be considered by AFT’s Stockholders may be made only (1) pursuant to AFT’s notice of the meeting, (2) by or at the direction of AFT’s Board or (3) by a AFT Stockholder who was a stockholder of record both at the time the stockholder provides the notice required by AFT’s Bylaws and at the time of the annual meeting, who is entitled to vote at the meeting in the election each individual so nominated or on such other business and who has complied with the advance notice requirements of, and provided the information required by, AFT’s Bylaws. With respect to special meetings of AFT’s Stockholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of individuals for election as AFT Directors at a special meeting of stockholders may be made only (i) by or at the direction of AFT’s Board or (ii) if the special meeting has been called in accordance with AFT’s Bylaws for the purpose of electing directors, by any stockholder of AFT who is a stockholder of record both at the time the stockholder provides the notice required by AFT’s Bylaws and at the time of the special meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice requirements of, and provided the information required by, AFT’s Bylaws.

Calling of Special Meetings of Stockholders

AFT’s Bylaws provide that special meetings of AFT’s Stockholders may be called by AFT’s Board and certain of AFT’s officers. AFT’s Bylaws also provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders must be called by the secretary of AFT upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting. AFT’s secretary will inform the requesting stockholders of the reasonably estimated cost of preparing and mailing the notice of meeting (including AFT’s proxy materials), and the requesting stockholders must pay the estimated cost before the secretary may prepare and mail notice of the special meeting.

Control Share Acquisitions

Subtitle 7 of Title 3 of the MGCL, commonly known as the Maryland Control Share Acquisition Act (the “MCSAA”), provides that, once a corporation has at least 100 beneficial owners of its capital stock and a registered closed-end fund elects to opt-in to the MCSAA, control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of the corporation to call a special meeting of stockholders to be held within 10 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. Such meeting must be held within 50 days after the day on which the corporation has received the request and the undertaking. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in AFT’s Bylaws compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved, and without regard to the absence of voting rights of the control shares. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The MCSAA does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the articles of incorporation or Bylaws of the corporation.

AFT has opted-in to the MCSAA. The Bylaws for AFT provide that the provisions of the MCSAA do not apply to the voting rights of the holders of any preferred shares of AFT (but only with respect to such preferred shares).

Business Combinations

Under Subtitle 6 of Title 3 of the MGCL (the “Business Combination Act”), once a corporation has at least 100 beneficial owners of its capital stock and subject to certain limited exceptions not applicable to AFT, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then-outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the Board may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by AFT’s Board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by AFT’s Board and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if AFT’s Stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board before the time that the interested stockholder becomes an interested stockholder, which may discourage others from trying to acquire control of AFT and increase the difficulty of consummating any offer.

Subtitle 8 of Title 3 of the MGCL

AFT is subject to Subtitle 8 of Title 3 of the MGCL. Subtitle 8 permits Maryland corporations with a class of equity securities registered under the Exchange Act and at least three independent directors to elect to be subject, by provision in its charter or Bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or Bylaws, to any or all of the following five provisions: a classified board; a two-thirds stockholder vote requirement for removing a director; a requirement that the number of directors be fixed only by vote of the directors; a requirement that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the class of directors in which the vacancy occurred; and a requirement that the request of the holders of at least a majority of all votes entitled to be cast shall be necessary to call a special meeting of stockholders. Through provisions in AFT’s charter and Bylaws, some unrelated to Subtitle 8, AFT includes provisions classifying AFT’s Board in three classes serving staggered three-year terms; require the affirmative vote of the holders of not less than two-thirds of all of the votes entitled to be cast on the matter for the removal of any director from the board, which removal is allowed only for cause; vest in the board the exclusive power to fix the number of directorships, subject to limitations set forth in AFT’s charter and Bylaws, and fill vacancies; and require the written request of stockholders entitled to cast not less than a majority of all votes entitled to be cast at such meeting to call a stockholder –initiated special meeting.

Approval of Extraordinary Corporate Action; Amendment of AFT’s Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, consolidate, sell all or substantially all of its assets or engage in a statutory share exchange, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.

AFT’s charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter, except that AFT’s charter provides that the following matters require the approval of stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter:

•

amendments to the provisions of AFT’s charter relating to the classification of AFT’s Board, the power of AFT’s Board to fix the number of directors and to fill vacancies on AFT’s Board and the vote required to elect or remove a AFT’s Directors;

•	charter amendments that would convert AFT from a closed-end company to an open-end company or make AFT’s common stock a redeemable security (within the meaning of the 1940 Act);

•	the liquidation or dissolution of AFT or charter amendments to effect the liquidation or dissolution of AFT;

•	amendments to the provisions of AFT’s charter relating to the vote required to approve the dissolution of AFT, charter amendments and extraordinary transactions

•	any merger, consolidation, statutory share exchange or sale or exchange of all or substantially all of AFT’s assets that the MGCL requires be approved by AFT’s Stockholders; or

•

any transaction between AFT, on the one hand, and any person or group of persons acting together that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly (other than solely by virtue of a revocable proxy), of one-tenth or more of the voting power in the election of AFT’s Directors generally, or any affiliate of such a person, group or member of such a group (collectively “Transacting Persons”), on the other hand.

However, if such amendment, proposal or transaction is approved by at least two-thirds of AFT’s continuing directors (in addition to approval by AFT’s Board), the amendment, proposal or transaction may instead be approved by a majority of the votes entitled to be cast on such amendment, proposal or transaction, except that any transaction including Transacting Persons that would not otherwise require stockholder approval under the MGCL would not require further stockholder approval unless another provision of AFT’s charter requires such approval. The “continuing directors” are defined in AFT’s charter as its current directors and directors whose nomination for election by AFT’s Stockholders or whose election by AFT’s Directors to fill a vacancy on AFT’s Board is approved by a majority of the continuing directors then serving on AFT’s Board.

AFT’s charter and Bylaws provide that AFT’s Board will have the exclusive power to adopt, alter or repeal any provision of AFT’s Bylaws and to make new Bylaws.

DESCRIPTION OF CAPITAL STOCK OF AIF

The following description of the terms of AIF’s Common Shares is only a summary. For a complete description, please refer to the MGCL, and AIF’s charter and Bylaws.

Outstanding Securities

The following table sets forth information with respect to the outstanding securities of AIF as of September 30, 2023:

Title of Class	Amount of Shares Authorized	Amount of Shares Held by AIF for its Account	Amount of Shares Outstanding
Common Shares	1,000,000,000	—	14,464,026

AIF’s Board may, without any action by AIF Stockholders, approve amendments to AIF’s charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of any class or series of stock that AIF is authorized to issue. Additionally, AIF’s charter authorizes AIF’s Board to classify and reclassify any unissued shares of common stock into one or more classes or series of stock, including preferred stock, from time to time, by setting or changing the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption for each class or series. Although AIF has no present intention of doing so, it could issue a class or series of stock that could delay, defer or prevent a transaction or change in control of AIF that might otherwise be in the common stockholders’ best interest.

Common Shares

General

All AIF Common Shares will be, upon issuance, duly authorized, fully paid and nonassessable. All AIF Common Shares will be of the same class and will have identical rights, as described below. Holders of Common Shares are entitled to receive distributions when, as and if authorized by the AIF Board and declared by AIF out of assets legally available for the payment of distributions. AIF’s Stockholders have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of AIF’s securities. AIF’s Common Shares are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. All Common Shares have equal earnings, assets, distribution, liquidation and other rights.

Distributions

Distributions may be paid to AIF’s Stockholders if, as and when authorized by the AIF’s Board and declared by AIF out of assets legally available therefor.

If any shares of preferred stock are outstanding, AIF’s Stockholders generally will not be entitled to receive any distributions from AIF unless (1) AIF has paid all accumulated dividends on the preferred stock, (2) AIF has redeemed the full number of shares of preferred stock required to be redeemed by any provision for mandatory redemption of such preferred stock, (3) immediately after such a distribution, AIF has an asset coverage of at least 200%, (4) the assets in AIF’s portfolio meet any asset coverage requirements set forth by AIF’s lenders or any applicable rating agency, in each case, after giving effect to such a distribution, and (5) there is no event of default existing under the terms of any of AIF’s borrowings, in each case, after giving effect to such distributions.

So long as senior securities representing indebtedness of AIF are outstanding, AIF’s Stockholders generally will not be entitled to receive any distributions from AIF unless (1) there is no event of default existing under the terms of such indebtedness, (2) immediately after such a distribution, AIF has an asset coverage of at least 300% and (3) the assets in AIF’s portfolio meet any asset coverage requirements set forth by AIF’s lenders or any applicable rating agency, in each case, after giving effect to such a distribution.

Liquidation Rights

AIF’s Stockholders are entitled to share ratably in the assets legally available for distribution to AIF’s Stockholders in the event of the liquidation, dissolution or winding up of AIF, after payment of or adequate provision for all of AIF’s known debts and liabilities, including any outstanding debt securities or other borrowings and any interest thereon. These rights are subject to the preferential rights of outstanding shares of any other class or series of AIF’s stock, including any preferred stock.

Voting Rights

Each outstanding share of common stock generally entitles the holder to cast one vote on all matters submitted to a vote of the AIF’s Stockholders, including the election of AIF’s directors (“AIF Directors”). The presence of AIF’s Stockholders entitled to cast a majority of the votes entitled to be cast at a meeting of AIF’s Stockholders constitutes a quorum at the meeting, except with respect to any matter that, under applicable law or AIF’s charter requires a separate vote of one or more classes of AIF’s stock, in which case the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast by each such class on such a matter will constitute a quorum.

AIF’s charter provides that, except as may otherwise be provided in AIF’s Bylaws, AIF’s Directors will be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. There is no cumulative voting in the election of AIF’s Directors. Consequently, at each annual meeting of AIF’s Stockholders, the holders of a majority of the outstanding shares of stock entitled to vote in the election of such AIF Director will be able to elect all of the successors of the class of the AIF Directors whose terms expire at that meeting. If any shares of preferred stock are outstanding, holders of any outstanding preferred stock will have the exclusive right to elect two of AIF’s Directors at all times. Pursuant to AIF’s charter and Bylaws, the AIF Board may amend the Bylaws from time to time to alter the vote required to elect a Director for AIF’s Board.

Under the rules of the NYSE applicable to listed companies, AIF is required to hold an annual meeting of stockholders in each fiscal year. If for any reason the common stock is not listed on the NYSE (or any other national securities exchange, the rules of which require annual meetings of AIF’s Stockholders) or such rule otherwise ceases to apply to AIF, subject to its ability to do so under Maryland law, AIF may amend its Bylaws so that AIF is not otherwise required to hold annual meetings of stockholders.

Issuance of Additional Shares

The provisions of the 1940 Act generally require that the public offering price of common stock of a closed-end investment company (less underwriting commissions and discounts) must equal or exceed the NAV of AIF’s Common Stock (calculated within 48 hours of pricing), unless the sale is made with the consent of a majority of AIF’s Stockholders. Any sale of common stock by AIF will be subject to the requirements of the 1940 Act.

Preferred Stock

AIF’s charter authorizes the AIF’s Board to classify and reclassify any unissued shares of common stock into shares of other classes or series of stock, including preferred stock, without the approval of the holders of Common Shares. Holders of Common Shares have no preemptive right to purchase any shares of preferred stock that AIF may issue. AIF may elect to issue preferred stock as part of a leveraging strategy.

Prior to issuance of shares of each class or series, the AIF Board is required by Maryland law and by AIF’s charter to set the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption for each class or series. Thus, the AIF Board could authorize AIF to issue shares of preferred stock with terms that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for common stockholders or otherwise be in their best interest. Any issuance of preferred stock, however, must comply with the requirements of the 1940 Act.

The 1940 Act, among other things, requires that the holders of outstanding shares of preferred stock, voting separately as a class, have the right to elect at least two directors at all times. The remaining directors will be elected by common and preferred stockholders, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, preferred stockholders will have the right to elect a majority of the directors at any time that two years’ dividends on any outstanding shares of preferred stock are unpaid.

Certain Provisions of the MGCL and AIF’s Charter and Bylaws

The MGCL and AIF’s charter and Bylaws contain provisions that could make it more difficult for a potential acquiror to acquire AIF by means of a tender offer, proxy contest or otherwise. These provisions are designed to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of AIF to negotiate first with the AIF Board. AIF believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

AIF’s Board is divided into three classes of directors serving staggered three-year terms. Upon expiration of their current terms, AIF’s Directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify, and each year one class of AIF’s Directors will be elected by the Stockholders. A classified board may render a change in control of AIF or the removal of AIF’s incumbent management more difficult. AIF believes, however, that the longer time required to elect a majority of a classified Board will help to ensure the continuity and stability of AIF’s management and policies.

Election of Directors

AIF’s charter and Bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of AIF Directors will be required to elect AIF’s Directors. As noted above, pursuant to AIF’s charter, the AIF’s Board may amend the Bylaws from time to time to alter the vote required to elect AIF’s Directors.

Number of Directors; Vacancies; Removal

AIF’s charter provides that the number of AIF Directors will be set only by AIF’s Board in accordance with AIF’s Bylaws. AIF’s Bylaws provide that a majority of the entire Board of Directors may at any time increase or decrease the number of directors. However, unless AIF’s Bylaws are amended, the number of directors cannot be less than the minimum number required by the MGCL or more than 12.

AIF’s charter provides that, at such time as AIF has at least three independent directors and its common stock is registered under the Exchange Act, AIF elects to be subject to the provision of Subtitle 8 of Title 3 of the MGCL regarding the filling of vacancies on the AIF Board. For that reason, except as may be provided by AIF’s Board in setting the terms of any class or series of preferred stock, any and all vacancies on AIF’s Board may be filled only by the affirmative vote of a majority of AIF’s Directors remaining in office, even if the remaining AIF

Directors do not constitute a quorum, and any AIF Director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

AIF’s charter provides that AIF’s Directors may be removed only for cause, as defined in the charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of AIF’s Directors.

Action by Stockholders

Under the MGCL, stockholder action can be taken only at an annual or special meeting of stockholders or, unless the charter provides for stockholder action by less than unanimous written consent (which is not the case for AIF’s charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of AIF’s Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting of stockholders.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

AIF’s Bylaws provide that, with respect to an annual meeting of stockholders, the nomination of individuals for election as AIF Directors and the proposal of other business to be considered by AIF’s Stockholders may be made only (1) pursuant to AIF’s notice of the meeting, (2) by or at the direction of AIF’s Board or (3) by a AIF Stockholder who was a stockholder of record both at the time the stockholder provides the notice required by AIF’s Bylaws and at the time of the annual meeting, who is entitled to vote at the meeting in the election each individual so nominated or on such other business and who has complied with the advance notice requirements of, and provided the information required by, AIF’s Bylaws. With respect to special meetings of AIF’s Stockholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of individuals for election as AIF Directors at a special meeting of stockholders may be made only (i) by or at the direction of AIF’s Board or (ii) if the special meeting has been called in accordance with AIF’s Bylaws for the purpose of electing directors, by any stockholder of AIF who is a stockholder of record both at the time the stockholder provides the notice required by AIF’s Bylaws and at the time of the special meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice requirements of, and provided the information required by, AIF’s Bylaws.

Calling of Special Meetings of Stockholders

AIF’s Bylaws provide that special meetings of AIF’s Stockholders may be called by AIF’s Board and certain of AIF’s officers. AIF’s Bylaws also provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders must be called by the secretary of AIF upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting. AIF’s secretary will inform the requesting stockholders of the reasonably estimated cost of preparing and mailing the notice of meeting (including AIF’s proxy materials), and the requesting stockholders must pay the estimated cost before the secretary may prepare and mail notice of the special meeting.

Control Share Acquisitions

Subtitle 7 of Title 3 of the MGCL, commonly known as the Maryland Control Share Acquisition Act (the “MCSAA”), provides that, once a corporation has at least 100 beneficial owners of its capital stock and a registered closed-end fund elects to opt-in to the MCSAA, control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of the corporation to call a special meeting of stockholders to be held within 10 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. Such meeting must be held within 50 days after the day on which the corporation has received the request and the undertaking. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in AIF’s Bylaws compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved, and without regard to the absence of voting rights of the control shares. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The MCSAA does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the articles of incorporation or Bylaws of the corporation.

AIF has opted-in to the MCSAA. The Bylaws for AIF provide that the provisions of the MCSAA do not apply to the voting rights of the holders of any preferred shares of AIF (but only with respect to such preferred shares).

Business Combinations

Under Subtitle 6 of Title 3 of the MGCL (the “Business Combination Act”), once a corporation has at least 100 beneficial owners of its capital stock and subject to certain limited exceptions not applicable to AIF, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then-outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the Board may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the Board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by AIF’s Board and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if AIF’s Stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board before the time that the interested stockholder becomes an interested stockholder, which may discourage others from trying to acquire control of AIF and increase the difficulty of consummating any offer.

Subtitle 8 of Title 3 of the MGCL

AIF is subject to Subtitle 8 of Title 3 of the MGCL. Subtitle 8 permits Maryland corporations with a class of equity securities registered under the Exchange Act and at least three independent directors to elect to be subject, by provision in its charter or Bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or Bylaws, to any or all of the following five provisions: a classified board; a two-thirds stockholder vote requirement for removing a director; a requirement that the number of directors be fixed only by vote of the directors; a requirement that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the class of directors in which the vacancy occurred; and a requirement that the request of the holders of at least a majority of all votes entitled to be cast shall be necessary to call a special meeting of stockholders. Through provisions in AIF’s charter and Bylaws, some unrelated to Subtitle 8, AIF includes provisions classifying AIF’s Board in three classes serving staggered three-year terms; require the affirmative vote of the holders of not less than two-thirds of all of the votes entitled to be cast on the matter for the removal of any director from the board, which removal is allowed only for cause; vest in the board the exclusive power to fix the number of directorships, subject to limitations set forth in AIF’s charter and Bylaws, and fill vacancies; and require the written request of stockholders entitled to cast not less than a majority of all votes entitled to be cast at such meeting to call a stockholder –initiated special meeting.

Approval of Extraordinary Corporate Action; Amendment of AIF’s Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, consolidate, sell all or substantially all of its assets or engage in a statutory share exchange, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.

AIF’s charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter, except that AIF’s charter provides that the following matters require the approval of stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter:

•

amendments to the provisions of AIF’s charter relating to the classification of AIF’s Board, the power of AIF’s Board to fix the number of directors and to fill vacancies on AIF’s Board and the vote required to elect or remove a AIF’s Directors;

•	charter amendments that would convert AIF from a closed-end company to an open-end company or make AIF’s common stock a redeemable security (within the meaning of the 1940 Act);

•	the liquidation or dissolution of AIF or charter amendments to effect the liquidation or dissolution of AIF;

•	amendments to the provisions of AIF’s charter relating to the vote required to approve the dissolution of AIF, charter amendments and extraordinary transactions

•	any merger, consolidation, statutory share exchange or sale or exchange of all or substantially all of AIF’s assets that the MGCL requires be approved by AIF’s Stockholders; or

•

any transaction between AIF, on the one hand, and any person or group of persons acting together that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly (other than solely by virtue of a revocable proxy), of one-tenth or more of the voting power in the election of AIF’s Directors generally, or any affiliate of such a person, group or member of such a group (collectively “Transacting Persons”), on the other hand.

However, if such amendment, proposal or transaction is approved by at least two-thirds of AIF’s continuing directors (in addition to approval by AIF’s Board), the amendment, proposal or transaction may instead be approved by a majority of the votes entitled to be cast on such amendment, proposal or transaction, except that any transaction including Transacting Persons that would not otherwise require stockholder approval under the MGCL would not require further stockholder approval unless another provision of AIF’s charter requires such approval. The “continuing directors” are defined in AIF’s charter as its current directors and directors whose nomination for election by AIF’s Stockholders or whose election by AIF’s Directors to fill a vacancy on AIF’s Board is approved by a majority of the continuing directors then serving on AIF’s Board.

AIF’s charter and Bylaws provide that AIF’s Board will have the exclusive power to adopt, alter or repeal any provision of AIF’s Bylaws and to make new Bylaws.

DISTRIBUTION REINVESTMENT PLAN OF MFIC, AFT AND AIF

The information in “Notes to Consolidated Financial Statements–Note 8. Stockholders’ Equity” in the Index to Consolidated Financial Statements of MFIC’s Annual Report on Form 10-KT (file no. 814-00646) for the nine months ended December 31, 2022, “Additional Information (unaudited)-Dividend Reinvestment Plan” in AFT’s Annual Report on Form N-CSR (file no. 811-22481) for the fiscal year ended December  31, 2022, “Additional Information (unaudited)-Dividend Reinvestment Plan” in AFT’s Semi-Annual Report on Form N-CSRS (file no. 811-22481) for the six months ended June  30, 2023, “Additional Information (unaudited)-Dividend Reinvestment Plan” in AIF’s Annual Report on Form N-CSR (file no. 811-22591) for the fiscal year ended December  31, 2022, and “Additional Information (unaudited)-Dividend Reinvestment Plan” in AIF’s Semi-Annual Report on Form N-CSRS (file no. 811-22591) for the six months ended June 30, 2023 is incorporated herein by reference.

COMPARISON OF MFIC, AFT AND AIF STOCKHOLDER RIGHTS

If the Mergers are consummated, AFT Stockholders and AIF Stockholders will each become MFIC Stockholders. The rights of AFT Stockholders are currently governed by and subject to the provisions of the MGCL, the AFT Charter and the AFT Bylaws. The rights of AIF Stockholders are currently governed by and subject to the provisions of the MGCL, the AIF Charter and the AIF Bylaws. Upon consummation of the Mergers, the rights of the former AFT Stockholders and AIF Stockholders receiving shares of MFIC Common Stock will instead be governed by the MGCL, the MFIC Charter and the MFIC Bylaws.

The following is a summary of the material differences between the rights of MFIC Stockholders, on the one hand, and AFT Stockholders and AIF Stockholders, on the other hand, but does not purport to be a complete description of those differences or a description of the terms of the MFIC Common Stock that would be issued in connection with the Mergers. Furthermore, the identification of some of the differences in the rights of such holders as material is not intended to indicate that other differences that may be equally important do not exist. The following summary is qualified in its entirety by reference to the relevant provisions of the MGCL, the MFIC Charter, the AFT Charter, the AIF Charter, the MFIC Bylaws, the AFT Bylaws and the AIF Bylaws.

You are urged to read carefully the relevant provisions of the MGCL, as well as the governing corporate instruments of each of MFIC, AFT and AIF. These documents are incorporated by reference in this joint proxy statement/prospectus and will be sent to MFIC Stockholders, AFT Stockholders and AIF Stockholders upon request. See “Where You Can Find More Information.”

Comparison of Rights of AFT Stockholders, AIF Stockholders and MFIC Stockholders

	Rights of AFT Stockholders	Rights of AIF Stockholders	Rights of MFIC Stockholders
Authorized Stock	AFT is authorized to issue 999,998,466 shares of AFT Common Stock, par value $0.001 per share. As of September 30, 2023, there were 15,573,575 shares of AFT Common Stock issued and outstanding.	AIF is authorized to issue 1,000,000,000 shares of AIF Common Stock, par value $0.001 per share. As of September 30, 2023, there were 14,464,026 shares of AIF Common Stock issued and outstanding.	MFIC is authorized to issue 130,000,000 shares of MFIC Common Stock, par value $0.001 per share. As of September 30, 2023, there were 65,253,275 shares of MFIC Common Stock issued and outstanding.
Number of Directors	A majority of the entire AFT Board may establish, increase or decrease the number of directors, provided that the number thereof will never be less than the minimum required by the MGCL nor more than twelve.	A majority of the entire AIF Board may establish, increase or decrease the number of directors, provided that the number thereof will never be less than the minimum required by the MGCL nor more than fifteen.	A majority of the entire MFIC Board may establish, increase or decrease the number of directors, provided that the number thereof will never be less than four nor more than ten.
Director Elections	A director shall be elected by the affirmative vote of a majority of the shares of stock outstanding and entitled to vote thereon. Each share may be voted for as many individuals as there are directors to be elected and	A director shall be elected by the affirmative vote of a majority of the shares of stock outstanding and entitled to vote thereon. Each share may be voted for as many individuals as there are directors to be elected and

A director shall be elected by the affirmative vote of a majority of total votes cast at a meeting of stockholders where a quorum is present.

A director may be elected by a plurality of votes cast at a meeting of stockholders at

	Rights of AFT Stockholders	Rights of AIF Stockholders	Rights of MFIC Stockholders
	for whose election the share is entitled to be voted.	for whose election the share is entitled to be voted.	which a quorum is present if (a) such director was nominated by a stockholder in compliance with the MFIC Bylaws, (b) such nomination was not withdrawn before the close of business on the tenth day before the filing of a definitive proxy statement and (c) the number of nominees is greater than the number of directors to be elected at the meeting.
Final Determinations by the Board

The determination by the AFT Board, made in good faith, on the following matters will be considered final and binding upon AFT and each stockholder:

•  The amount of net income and assets available for dividends, stock redemption or other distributions

•  The amount of paid-in surplus, net assets, other surplus, annual or other cash flow, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets

•  The amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof

•  The interpretation or resolution of any ambiguity with respect to any provision of the AFT Charter or AFT Bylaws, including terms, preferences, conversion or other rights, voting powers, restrictions, limitations

The determination by the AIF Board, made in good faith, on the following matters will be considered final and binding upon AIF and each stockholder:

•  The amount of net income and assets available for dividends, stock redemption or other distributions

•  The amount of paid-in surplus, net assets, other surplus, annual or other cash flow, net profit, net assets in excess of capital, undivided profits, or excess of profits over losses on sales of assets

•  The amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof

•  The interpretation or resolution of any ambiguity with respect to any provision of the AIF Charter or AIF Bylaws, including terms, preferences, conversion or other rights, voting powers, restrictions, limitations

The determination by the MFIC Board, made in good faith and absent receipt of improper benefits or deliberate dishonesty, on the following matters will be considered final and binding upon MFIC and each stockholder:

•  The amount of net income and assets available for dividends, stock redemption or other distributions

•  The amount of paid-in surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets

•  The amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof.

•  The fair value, sale, bid or asked price to be applied in determining the fair value of any asset

•  Any matter relating to the acquisition, holding

	Rights of AFT Stockholders	Rights of AIF Stockholders	Rights of MFIC Stockholders

as to dividends or other distributions, qualifications or terms or conditions of redemption of any shares of any class or series of stock

•  The fair value, sale, bid or asked price to be applied in determining the fair value of any asset or shares of stock

•  The number of shares of stock of any class or series

•  Any matter relating to the acquisition, holding and disposition of any assets by AFT

•  Any other matter relating to the business and affairs of AFT or required by the AFT Charter to be determined by the AFT Board as to dividends or other distributions, qualifications or terms or conditions of redemption of any shares of any class or series of stock

•  The fair value, sale, bid or asked price to be applied in determining the fair value of any asset or shares of stock

•  The number of shares of stock of any class or series

•  Any matter relating to the acquisition, holding and disposition of any assets by AIF

•  Any other matter relating to the business and affairs of AIF or required by the AIF Charter to be determined by the AIF Board and disposition of any assets by MFIC • Any other matter relating to the business and affairs of MFIC or required by the MFIC Charter to be determined by the MFIC Board
Approval of Certain Extraordinary Actions and Charter Amendments

The affirmative vote of the holders of shares entitled to cast at least 80 percent of the votes entitled to be cast on the matter, each voting as a separate class, will be necessary to effect:

•  Any amendment to the AFT Charter to make the AFT Common Stock a “redeemable security” or to convert AFT, whether by merger or otherwise, from a “closed-end company” to an “open-end company” (as such terms are defined in the Investment Company Act)

•  The liquidation or dissolution of AFT and any amendment to the

The affirmative vote of the holders of shares entitled to cast at least 80 percent of the votes entitled to be cast on the matter, each voting as a separate class, will be necessary to effect:

•  Any amendment to the AIF Charter to make the AIF Common Stock a “redeemable security” or to convert AIF, whether by merger or otherwise, from a “closed-end company” to an “open-end company” (as such terms are defined in the Investment Company Act)

•  The liquidation or dissolution of AIF and any amendment to the

The affirmative vote of the holders of shares entitled to cast at least 80 percent of the votes entitled to be cast on the matter, each voting as a separate class, will be necessary to effect:

•  Any amendment to the MFIC Charter to make the MFIC Common Stock a “redeemable security” or to convert MFIC, whether by merger or otherwise, from a “closed-end company” to an “open-end company” (as such terms are defined in the Investment Company Act)

•  The liquidation or dissolution of MFIC

Rights of AFT Stockholders	Rights of AIF Stockholders	Rights of MFIC Stockholders

AFT Charter to effect any such liquidation or dissolution

•  Any amendment to, or any amendment inconsistent with the provisions of, Section 4.1 (Number, Vacancies, Classification and Election of Directors), Section 4.2 (Extraordinary Actions), Section 4.6 (Removal of Directors), Section 6.1 (Amendments Generally) or Section 6.2 (Approval of Certain Extraordinary Actions and Charter Amendments) of the AFT Charter

•  Any merger, consolidation, share exchange or sale or exchange of all or substantially all of the assets of AFT that the MGCL requires be approved by the stockholders of AFT

•  Any transaction between AFT and a person, or group of persons acting together, and any person controlling, controlled by or under common control with any such person or member of such group, that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly, other than solely by virtue of a revocable proxy, of one-tenth or more of the

AIF Charter to effect any such liquidation or dissolution

•  Any amendment to, or any amendment inconsistent with the provisions of, Section 4.1 (Number, Vacancies, Classification and Election of Directors), Section 4.2 (Extraordinary Actions), Section 4.6 (Removal of Directors), Section 6.1 (Amendments Generally) or Section 6.2 (Approval of Certain Extraordinary Actions and Charter Amendments) of the AIF Charter

•  Any merger, consolidation, share exchange or sale or exchange of all or substantially all of the assets of AIF that the MGCL requires be approved by the stockholders of AIF

•  Any transaction between AIF and a person, or group of persons acting together, and any person controlling, controlled by or under common control with any such person or member of such group, that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly, other than solely by virtue of a revocable proxy, of one-tenth or more of the and any amendment to the MFIC Charter to effect any such liquidation or dissolution

•  Any amendment to Section 4.1 (Number, Classification and Election of Directors), Section 4.2 (Extraordinary Actions), Section 4.9 (Removal of Directors), Section 6.1 (Amendments Generally) or Section 6.2 (Approval of Certain Extraordinary Actions and Charter Amendments) of the MFIC Charter

However, if the “Continuing Directors,” by a vote of at least two-thirds (in addition to approval by the MFIC Board), approve any proposal or amendment listed above, the affirmative vote of the holders of a majority of the votes entitled to be cast will be required to approve the proposal or amendment.

For this purpose, “Continuing Directors” are (a) certain directors specified in the MFIC Charter and (b) any directors whose nomination for election by stockholders or whose election by the directors to fill vacancies on the MFIC Board is approved by a majority of the Continuing Directors who are on the MFIC Board at the time of the nomination or election.

Rights of AFT Stockholders	Rights of AIF Stockholders	Rights of MFIC Stockholders

voting power in the election of directors generally

However, if the “Continuing Directors,” by a vote of at least two-thirds (in addition to approval by the AFT Board), approve any proposal, transaction or amendment listed above, the affirmative vote of the holders of a majority of the votes entitled to be cast will be sufficient to approve the proposal, transaction or amendment. In addition, with respect to any transaction referred to in the final bullet point above, if the transaction is approved by the Continuing Directors by a vote of at least two-thirds, no stockholder approval of such transaction will be required unless the MGCL or another provision of the AFT Charter or AFT Bylaws requires such approval.

For this purpose, “Continuing Directors” are (a) certain directors specified in the AFT Charter, (b) directors whose nomination for election by stockholders or whose election by the directors to fill vacancies on the AFT Board is approved by a majority of the directors identified in the AFT Charter who are on the AFT Board at the time of the nomination or election or (c) any successor directors whose nomination for election by stockholders or whose election by the directors to fill vacancies on the AFT Board is approved by a majority of the Continuing Directors who are on the AFT Board at the

voting power in the election of directors generally

However, if the “Continuing Directors,” by a vote of at least two-thirds (in addition to approval by the AIF Board), approve any proposal, transaction or amendment listed above, the affirmative vote of the holders of a majority of the votes entitled to be cast will be sufficient to approve the proposal, transaction or amendment. In addition, with respect to any transaction referred to in the final bullet point above, if the transaction is approved by the Continuing Directors by a vote of at least two-thirds, no stockholder approval of such transaction will be required unless the MGCL or another provision of the AIF Charter or AIF Bylaws requires such approval.

For this purpose, “Continuing Directors” are (a) certain directors specified in the AIF Charter, (b) directors whose nomination for election by stockholders or whose election by the directors to fill vacancies on the AIF Board is approved by a majority of the directors identified in the AIF Charter who are on the AIF Board at the time of the nomination or election or (c) any successor directors whose nomination for election by stockholders or whose election by the directors to fill vacancies on the AIF Board is approved by a majority of the Continuing Directors who are on the AIF Board at the

	Rights of AFT Stockholders	Rights of AIF Stockholders	Rights of MFIC Stockholders
	time of the nomination or election.	time of the nomination or election.
Emergency Provisions	N/A	N/A	During any catastrophe or other similar emergency condition during which a quorum of the MFIC Board cannot readily be obtained, unless otherwise provided by the MFIC Board, (a) a meeting of the MFIC Board or any committee thereof may be called by the Chairman or any two directors by any means feasible, (b) notice of any meeting may be given less than 24 hours prior to the meeting to as many directors and by such means as may be feasible and (c) the number of directors necessary to constitute a quorum will be one-third of the entire MFIC Board.
Determination of New Record Date	When a record date for the determination of stockholders entitled to notice of and to vote at any meeting of stockholders has been set, such record date shall continue to apply to the meeting if adjourned or postponed, except if the meeting is adjourned or postponed to a date more than 120 days after the record date originally fixed for the meeting, in which case a new record date for such meeting may be determined.	When a record date for the determination of stockholders entitled to notice of and to vote at any meeting of stockholders has been set, such record date shall continue to apply to the meeting if adjourned or postponed, except if the meeting is adjourned or postponed to a date more than 120 days after the record date originally fixed for the meeting, in which case a new record date for such meeting may be determined.	When a record date for the determination of stockholders entitled to notice of and to vote at any meeting of stockholders has been set, such record date shall continue to apply to the meeting if adjourned or postponed, except if the meeting is adjourned to a date more than 120 days or postponed to a date more than 90 days after the record date originally fixed for the meeting, in which case a new record date for such meeting may be determined.
Maryland Control Share Acquisition Act	The AFT Board has adopted a resolution that AFT be subject to Title 3, Subtitle 7 of the MGCL (the “Maryland Control Share Acquisition Act”). However, (a) no holder of AFT stock will be entitled to exercise the rights of an objecting stockholder under Section 3-708 of the	The AIF Board has adopted a resolution that AIF be subject to the Maryland Control Share Acquisition Act. However, (a) no holder of AIF stock will be entitled to exercise the rights of an objecting stockholder under Section 3-708 of the MGCL and (b) the Maryland Control

The Maryland Control Share Acquisition Act, or any successor statute, will not apply to any acquisition by any person of shares of MFIC stock.

The above provision may be repealed, in whole or in part, at any time, and, upon such

Rights of AFT Stockholders	Rights of AIF Stockholders	Rights of MFIC Stockholders

MGCL and (b) the Maryland Control Share Acquisition Act will not apply to the voting rights of any person acquiring shares of any class or series of preferred stock or shares of stock in a “control share acquisition” (as defined in the Maryland Control Share Acquisition Act) if, prior to the acquisition, the person obtains approval of the AFT Board exempting the acquisition from the Maryland Control Share Acquisition Act.

The above provision may be amended or repealed, in whole or in part, at any time, and, upon such amendment or repeal, may apply to any subsequent control share acquisition.

Share Acquisition Act will not apply to the voting rights of any person acquiring shares of any class or series of preferred stock or shares of stock in a “control share acquisition” (as defined in the Maryland Control Share Acquisition Act) if, prior to the acquisition, the person obtains approval of the AIF Board exempting the acquisition from the Maryland Control Share Acquisition Act.

The above provision may be amended or repealed, in whole or in part, at any time, and, upon such amendment or repeal, may apply to any subsequent control share acquisition.

repeal, may apply to any prior or subsequent control share acquisition.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

MFIC’s securities are held under a custody agreement by JPMorgan Chase Bank, a global financial services firm. The address of the custodian is: 270 Park Avenue, New York, NY 10017. American Stock Transfer and Trust Company will act MFIC’s transfer agent, dividend paying agent and registrar. The principal business address of American Stock Transfer & Trust Company is: 6201 15th Avenue, Brooklyn, NY 11219, telephone number: (718) 921-8200. U.S. Bank Trust Company, National Association will act as the trustee. The principal business address of U.S. Bank Trust Company, National Association is: 100 Wall Street, Suite 600 New York, NY 10005.

U.S. Bancorp Fund Services, LLC, located 615 East Michigan Street, Milwaukee, WI 53202, serves as the administrator (“AIF/AFT Administrator”) to AFT and AIF pursuant to separate Fund Administration Servicing Agreements. U.S. Bank, National Association (together, “U.S. Bank”), located at 1 Federal Street, Boston, MA 02110, serves as AFT’s and AIF’s custodian pursuant to separate Custody Agreements. Under the terms of the agreements, U.S. Bank is responsible for providing services necessary in the daily operations of AFT and AIF, such as maintaining AFT’s and AIF’s books and records, calculating AFT’s and AIF’s NAV, settling all portfolio trades, preparing regulatory filings and acting as corporate secretary. Under the Fund Administration Servicing Agreements, AFT and AIF pay AFT/AIF Administrator an annual asset-based fee, which is payable monthly. In addition, AFT/AIF Administrator is entitled to certain out of pocket expenses and the fees are subject to a minimum annual fee. AST, located at 6201 15th Avenue, Brooklyn, NY 11219, serves as AFT’s and AIF’s transfer agent and dividend paying agent with respect to AFT’s Common Shares and AIF’s Common Shares.

BROKERAGE ALLOCATION AND OTHER PRACTICES OF MFIC

Since MFIC generally acquires and disposes of its investments in privately negotiated transactions, MFIC infrequently uses brokers in the normal course of business. From the commencement of operations through December 31, 2022, MFIC has not paid any brokerage commissions. Subject to policies established by MFIC’s Board, MFIC’s Adviser is primarily responsible for the execution of the publicly traded securities portion of MFIC’s portfolio transactions and the allocation of brokerage commissions. MFIC’s Adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for MFIC, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While MFIC’s Adviser generally seeks reasonably competitive trade execution costs, MFIC will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, MFIC’s Adviser may select a broker based partly upon brokerage or research services provided to MFIC’s Adviser and MFIC and any other clients. In return for such services, MFIC may pay a higher commission than other brokers would charge if MFIC’s Adviser determines in good faith that such commission is reasonable in relation to the services provided.

BROKERAGE ALLOCATION AND OTHER PRACTICES OF AFT

Subject to policies established by AFT’s Board, AFT’s Adviser is primarily responsible for the execution of AFT’s portfolio transactions and the allocation of brokerage. AFT has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of AFT. When possible, AFT deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of AFT to obtain what are believed to be the best results in conducting portfolio transactions, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm’s general execution and operations facilities and the firm’s risk in positioning the securities involved. The cost of portfolio securities transactions of AFT primarily consists of dealer or underwriter spreads and brokerage commissions. While reasonable competitive spreads or commissions are sought, AFT will not necessarily be paying the lowest spread or commission available.

Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and other similar services) to AFT’s Adviser may receive orders for transactions by AFT. Information so received will be in addition to and not in lieu of the services required to be performed by AFT’s Adviser and the expenses of AFT’s Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by AFT’s Adviser in servicing all of its accounts and such research might not be used by AFT’s Adviser in connection with AFT.

Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions; (ii) at least annually furnishes the account with a statement setting out the aggregate compensation received by the member in effecting such transactions; and (iii) complies with any rules the SEC has prescribed with respect to the requirements of clauses (i) and (ii).

Securities may be held by, or be appropriate investments for, AFT as well as other funds or investment advisory clients of AFT’s Adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought for one or more clients of AFT’s Adviser or its affiliates when one or more clients of AFT’s Adviser or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve AFT or other clients or funds for which AFT’s Adviser or its affiliates act as investment advisers, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of AFT’s Adviser or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Information about the brokerage commissions paid by AFT, including commissions paid to affiliates, for the last three fiscal years, is set forth in the following table:

Fiscal Year Ended December 31,	Aggregate Brokerage Commissions Paid	Commissions Paid to Affiliates
2022	$—	$—
2021	$1,769	$—
2010	$—	$—

For the fiscal year ended December 31, 2022, the brokerage commissions paid to affiliates by AFT represented 0% of the aggregate brokerage commissions paid and involved 0% of the dollar amount of transactions involving payment of commissions during the year.

The following table shows the dollar amount of brokerage commissions paid to brokers for providing third-party research services and the approximate dollar amount of the transactions involved for the fiscal year ended December 31, 2022. The provision of third-party research services was not necessarily a factor in the placement of all brokerage business with such brokers.

Amount of Commissions Paid to Brokers for Providing Research Services	Amount of Brokerage Transactions Involved
$ —	$—

As of December 31, 2022, AFT did not hold securities of its “regular brokers or dealers” (as defined in Rule 10b-1 under the 1940 Act):

Regular Broker or Dealer	Debt (D) / Equity (E)	Aggregate Holdings (000’s)
N/A	—	—

BROKERAGE ALLOCATION AND OTHER PRACTICES OF AIF

Subject to policies established by AIF’s Board, AIF’s Adviser is primarily responsible for the execution of AIF’s portfolio transactions and the allocation of brokerage. AIF has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of AIF. When possible, AIF deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of AIF to obtain what are believed to be the best results in conducting portfolio transactions, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm’s general execution and operations facilities and the firm’s risk in positioning the securities involved. The cost of portfolio securities transactions of AIF primarily consists of dealer or underwriter spreads and brokerage commissions. While reasonable competitive spreads or commissions are sought, AIF will not necessarily be paying the lowest spread or commission available.

Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and other similar services) to AIF’s Adviser may receive orders for transactions by AIF. Information so received will be in addition to and not in lieu of the services required to be performed by AIF’s Adviser and the expenses of AIF’s Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by AIF’s Adviser in servicing all of its accounts and such research might not be used by AIF’s Adviser in connection with AIF.

Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions; (ii) at least annually furnishes the account with a statement setting out the aggregate compensation received by the member in effecting such transactions; and (iii) complies with any rules the SEC has prescribed with respect to the requirements of clauses (i) and (ii).

Securities may be held by, or be appropriate investments for, AIF as well as other funds or investment advisory clients of AIF’s Adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought for one or more clients of AIF’s Adviser or its affiliates when one or more clients of AIF’s Adviser or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve AIF or other clients or funds for which AIF’s Adviser or its affiliates act as investment advisers, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of AIF’s Adviser or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Information about the brokerage commissions paid by AIF, including commissions paid to affiliates, for the last three fiscal years, is set forth in the following table:

Fiscal Year Ended December 31,	Aggregate Brokerage Commissions Paid	Commissions Paid to Affiliates
2022	$—	$—
2021	$1,769	$—
2020	$—	$—

For the fiscal year ended December 31, 2022, the brokerage commissions paid to affiliates by AIF represented 0% of the aggregate brokerage commissions paid and involved 0% of the dollar amount of transactions involving payment of commissions during the year.

The following table shows the dollar amount of brokerage commissions paid to brokers for providing third-party research services and the approximate dollar amount of the transactions involved for the fiscal year ended December 31, 2022. The provision of third-party research services was not necessarily a factor in the placement of all brokerage business with such brokers.

Amount of Commissions Paid to Brokers for Providing Research Services	Amount of Brokerage Transactions Involved
$ —	$—

As of December 31, 2022, AIF did not hold securities of its “regular brokers or dealers” (as defined in Rule 10b-1 under the 1940 Act):

Regular Broker or Dealer	Debt (D) / Equity (E)	Aggregate Holdings (000’s)
N/A	—	—

LEGAL MATTERS

Certain legal matters regarding the securities offered hereby have been passed upon for MFIC by Simpson Thacher and certain matters with respect to Maryland law have been passed upon for MFIC by Miles & Stockbridge P.C.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The consolidated financial statements of MFIC as of December  31, 2022, appearing in MFIC’s Annual Report on Form 10-KT (file no. 814-00646) for the nine months ended December 31, 2022, have been audited by Deloitte & Touche LLP, independent registered public accounting firm, located at 30 Rockefeller Plaza, New York, NY 10112, as set forth in their reports thereon, included therein, and incorporated herein by reference.

The financial statements as of March 31, 2022 and for each of the two years in the period ended March  31, 2022 incorporated in this Registration Statement by reference to MidCap Financial Investments Corporation’s Transition Report on Form 10-KT for the transition period from April 1, 2022 to December 31, 2022 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP located at 300 Madison Avenue, New York, NY 10017.

The consolidated financial statements of AFT as of December 31, 2022, 2021, 2020, 2019 and 2018, appearing in AFT’s Annual Report on Form N-CSR (file no. 811-22481) for the year ended December 31, 2022 have been audited by Deloitte & Touche LLP, independent registered public accounting firm, located at 30 Rockefeller Plaza, New York, NY 10112, as set forth in their reports thereon, included therein, and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon reports of such firm given their authority as experts in accounting and auditing.

The consolidated financial statements of AIF as of December 31, 2022, 2021, 2020, 2019 and 2018, appearing in AIF’s Annual Report on Form N-CSR (file no. 811-22591) for the year ended December 31, 2022 have been audited by Deloitte & Touche LLP, independent registered public accounting firm, located at 30 Rockefeller Plaza, New York, NY 10112, as set forth in their reports thereon, included therein, and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon reports of such firm given their authority as experts in accounting and auditing.

INDEPENDENT ACCOUNTANTS

The consolidated financial statements of Merx Aviation Finance, LLC and its subsidiaries as of December 31, 2022 and for each of the three years in the period ended March 31, 2022 incorporated in this Registration Statement by reference to the MidCap Financial Investment Corporation Transition Report on Form 10-KT for the transition period from April 1, 2022 to December 31, 2022 have been so incorporated in reliance on the report of PricewaterhouseCoopers, independent accountants, given on the authority of said firm as experts in auditing and accounting.

OTHER MATTERS

Pursuant to the MFIC, AFT and AIF Bylaws, only the matters set forth in the notice of special meeting may be brought before the special meeting. Accordingly, no other matter may properly come before the MFIC Special Meeting, AFT Special Meeting or the AIF Special Meeting.

Pursuant to the MFIC, AFT and AIF Bylaws, if a quorum is not established for the MFIC Special Meeting, AFT Special Meeting or the AIF Special Meeting, the chair of the MFIC Special Meeting, AFT Special Meeting or the AIF Special Meeting, respectively, will have the power to adjourn the MFIC Special Meeting, AFT Special Meeting or the AIF Special Meeting sine die or from time to time to a date not more than 120 days after the original record date without notice other than announcement at the MFIC Special Meeting, AFT Special Meeting or the AIF Special Meeting.

STOCKHOLDERS SHARING AN ADDRESS

Please note that only one copy of this joint proxy statement/prospectus may be delivered to two or more stockholders of record of MFIC who share an address unless MFIC has received contrary instructions from one or more of such stockholders. MFIC will deliver promptly, upon request, a separate copy of any of these documents to stockholders of record of MFIC at a shared address to which a single copy of such documents was delivered. Stockholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by calling MFIC at (212) 515-3450 or by writing to MidCap Financial Investment Corporation, c/o Kristin Hester, Corporate Secretary, 9 West 57th Street, New York, New York 10019.

Please note that only one copy of this joint proxy statement/prospectus may be delivered to two or more stockholders of record of AFT who share an address unless AFT has received contrary instructions from one or more of such stockholders. AFT will deliver promptly, upon request, a separate copy of any of these documents to stockholders of record of AFT at a shared address to which a single copy of such documents was delivered. Stockholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by calling AFT at (212) 515-3200 or by writing to Apollo Senior Floating Rate Fund Inc., 9 West 57th Street, New York, NY 10019.

Please note that only one copy of this joint proxy statement/prospectus may be delivered to two or more stockholders of record of AIF who share an address unless AIF has received contrary instructions from one or more of such stockholders. AIF will deliver promptly, upon request, a separate copy of any of these documents to stockholders of record of AIF at a shared address to which a single copy of such documents was delivered. Stockholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by calling AIF at (212) 515-3200 or by writing to Apollo Tactical Income Fund Inc., 9 West 57th Street, New York, NY 10019.

WHERE YOU CAN FIND MORE INFORMATION

MFIC has filed with the SEC a registration statement on Form N-14 (of which this joint proxy statement/prospectus is a part), together with all amendments and related exhibits, under the Securities Act. The registration statement contains additional information about MFIC and the securities being offered by this document.

Each of MFIC, AFT and AIF files with or submits to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains an Internet site at www.sec.gov that contains reports, proxy and information statements and other information filed electronically by each of MFIC, AFT and AIF with the SEC. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

MFIC maintains a website at https://www.midcapfinancialic.com and makes all of its annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through its website. Except for documents incorporated by reference into this joint proxy statement/prospectus and any accompanying prospectus supplement, information contained on such website is not incorporated by reference into this joint proxy statement/prospectus. You may also request a copy of these filings (other than exhibits, unless the exhibits are specifically incorporated by reference into these documents) at no cost by writing to:

Kristin Hester

c/o MidCap Financial Investment Corporation

9 West 57th Street

New York, NY 10019

Phone number: (212) 515-3450

AFT maintains a website at www.apollofunds.com and makes all of its annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through its website. Except for documents incorporated by reference into this joint proxy statement/prospectus and any accompanying prospectus supplement, information contained on such website is not incorporated by reference into this joint proxy statement/prospectus. You may also request a copy of these filings (other than exhibits, unless the exhibits are specifically incorporated by reference into these documents) at no cost by calling (800) 882-0052.

AIF maintains a website at www.apollofunds.com and makes all of its annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through its website. Except for documents incorporated by reference into this joint proxy statement/prospectus and any accompanying prospectus supplement, information contained on such website is not incorporated by reference into this joint proxy statement/prospectus. You may also request a copy of these filings (other than exhibits, unless the exhibits are specifically incorporated by reference into these documents) at no cost by calling (800) 882-0052.

INCORPORATION BY REFERENCE FOR MFIC

This joint proxy statement/prospectus is part of a registration statement that MFIC has filed with the SEC. MFIC is allowed to “incorporate by reference” the information that it files with the SEC, which means MFIC can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this joint proxy statement/prospectus.

This joint proxy statement/prospectus and any prospectus supplement incorporate by reference the documents set forth below that have previously been filed with the SEC:

•	MFIC’s Annual Report on Form 10-KT for the nine months ended December 31, 2022, filed with the SEC on February 21, 2023;

•

MFIC’s Quarterly Reports on Form 10-Q for the fiscal quarter ended March 31, 2023, June 30, 2023 and September 30, 2023 filed with the SEC on May  2, 2023, August  2, 2023 and November 7, 2023, respectively;

•

MFIC’s Current Reports on Form 8-K (other than information furnished rather than filed) filed with the SEC on January  24, 2023, March  8, 2023, March  17, 2023, April  20, 2023, April  28, 2023, June  7, 2023, July  14, 2023, November  3, 2023 and November 7, 2023;

•

MFIC’s Definitive Proxy Statement on Schedule 14A with respect to the Annual Meeting of MFIC Stockholders filed with the SEC on May 1, 2023 (to the extent explicitly incorporated by reference into MFIC’s Annual Report on Form 10-KT); and

•

The description of MFIC’s common stock contained in its Registration Statement on Form 8-A filed with the SEC on February 6, 2004, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering registered hereby.

To obtain copies of these filings, see “Where You Can Find More Information.”

INCORPORATION BY REFERENCE FOR AFT

This joint proxy statement/prospectus is part of a registration statement that AFT has filed with the SEC. AFT is allowed to “incorporate by reference” the information that it files with the SEC, which means AFT can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this joint proxy statement/prospectus.

This joint proxy statement/prospectus and any prospectus supplement incorporate by reference the documents set forth below that have previously been filed with the SEC:

•	AFT’s Annual Report on Form N-CSR for fiscal year ended December 31, 2022, filed with the SEC on February 28, 2023;

•	AFT’s Semi-Annual Report on N-CSRS for the six months ended June 30, 2023, filed with the SEC on August 28, 2023; and

•	AFT’s Definitive Proxy Statement on Schedule 14A with respect to the Annual Meeting of AFT Stockholders filed with the SEC on April 21, 2023.

To obtain copies of these filings, see “Where You Can Find More Information.”

INCORPORATION BY REFERENCE FOR AIF

This joint proxy statement/prospectus is part of a registration statement that AIF has filed with the SEC. AIF is allowed to “incorporate by reference” the information that it files with the SEC, which means AIF can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this joint proxy statement/prospectus.

This joint proxy statement/prospectus and any prospectus supplement incorporate by reference the documents set forth below that have previously been filed with the SEC:

•	AIF’s Annual Report on Form N-CSR for fiscal year ended December 31, 2022, filed with the SEC on February 28, 2023;

•	AIF’s Semi-Annual Report on N-CSRS for the six months ended June 30, 2023, filed with the SEC on August 28, 2023; and

•	AIF’s Definitive Proxy Statement on Schedule 14A with respect to the Annual Meeting of AIF Stockholders filed with the SEC on April 21, 2023.

To obtain copies of these filings, see “Where You Can Find More Information.”

COMPARISON OF CLOSED-END FUNDS AND BDCS

On November 6, 2023, the Boards of MFIC, AFT and AIF approved merging AFT and AIF, registered closed-end management investment companies (“CECs”) into MFIC, a BDC. Special provisions of the 1940 Act allow certain qualified closed-end companies to elect to be regulated as BDCs rather than as CECs. In order to make an election to be treated as a BDC rather than a CEC, a fund must be operated for the purpose of investing in securities of non-public or small capitalization United States companies and making managerial assistance available to such companies. Making available managerial assistance means, among other things, any arrangement whereby a BDC, through its investment manager, directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. BDCs must have at least 70% of its assets invested in “qualifying assets” (as described below) for it to acquire any assets other than qualifying securities. The more significant differences between the 1940 Act’s regulation of CECs and BDCs are summarized below. This summary, however, is not intended to be comprehensive and other regulations under the 1940 Act apply to the operation and governance of CECs or BDCs.

Capitalization. Currently, as CECs, AFT and AIF may not issue debt or other senior securities unless each has an asset coverage of at least 300% immediately after giving effect to the issuance (200% in the case of preferred stock). This means that $100 of net assets is required for each $50 of debt or each $100 of preferred. Only a single class of debt and a single class of preferred stock is permitted for AFT and AIF. Unless the debt is privately held, dividends may not be paid on the common shares if asset coverage on the debt falls below 300%, and the debt holders must be given control of the board of directors if asset coverage falls below 100% for a year or more. Preferred stock must have priority with respect to both dividends and liquidation, and dividends must be cumulative and may not be declared if asset coverage on the preferred falls below 200%. Preferred shareholders of AFT and AIF are entitled to elect at least two directors and have one vote per share with certain class voting rights. AFT and AIF may issue options and warrants only on a pro rata basis to all shareholders and such options and warrants must expire within 120 days after issuance. Preferred shareholders may elect a majority of the Board if dividends are not paid for two years. AFT and AIF intend to pay capital gain distributions to AFT Stockholders and AIF Stockholders at least annually.

BDCs are subject to the same capitalization constraints as above with three important exceptions. First, they may issue warrants (up to 10 years) with debt for up to 25% of the fully diluted voting securities upon shareholder approval and may issue options to management as incentive compensation (subject to a 20% cap which is counted in and in some cases reduces the 25% overall cap on options and warrants and subject to the absence of profit sharing compensation for management and performance fees in favor of an investment advisor). Second, the asset coverage requirement for debt is 200% rather than 300%. On March 23, 2018, the President signed into law the SBCAA, which included various changes to regulations under the federal securities laws that impact BDCs, including changes to the 1940 Act to allow BDCs to decrease their asset coverage requirement to 150% from 200% under certain circumstances. On April 4, 2018, the MFIC Board approved the application of the modified asset coverage requirements for MFIC. Third, BDCs may issue multiple classes of debt.

Like CECs, BDCs generally may not sell their securities for services or other property (other than cash and securities) and generally may not sell common shares at less than net asset value. There are exceptions for CECs and BDCs to the net asset value pricing requirement for rights offerings, offerings approved by shareholders, reorganizations and certain conversions or warrant exercises. BDCs will also have additional exceptions for sales by operating subsidiaries, for permitted warrants and options and for offerings within one year after shareholder approval. Both CECs and BDCs may repurchase securities only pursuant to tender offers, in the open market after notice to shareholders or pursuant to other programs permitted by the Securities and Exchange Commission (the “SEC”) (such as private purchases at the lower of net asset value or market value).

Investments. As CECs, AFT and AIF are required to and have stated their policies with regard to borrowing money, issuing senior securities, underwriting activities, investing in real estate or commodities, making loans and portfolio turnover. These policies are considered to be “fundamental” and may not be changed without shareholder approval.

In addition, under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the BDC’s total assets. The principal categories of qualifying assets are the following:

1.	Securities of an “eligible portfolio company,” purchased in transactions not involving any public offering. An eligible portfolio company is defined in the 1940 Act as any issuer which:

a.	is organized under the laws of, and has its principal place of business in, the United States;

b.

is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

c.	satisfies any of the following:

◾

does not have any class of securities listed on a national securities exchange or has a class of securities listed on a national securities exchange but has an aggregate market value of outstanding equity of less than $250 million.

◾	is controlled by a BDC or a group of companies including a BDC, and the BDC has an affiliated person who is a director of the eligible portfolio company; or

◾	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

2.	Securities of any eligible portfolio company that the BDC controls.

3.

Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities were unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

4.

Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and the BDC already owns 60% of the outstanding equity of the eligible portfolio company.

5.

Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

6.	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

The remaining 30% of a BDCs’ assets may be invested in anything consistent with the BDCs’ objectives.

The character of a BDC’s investment is established at the time the investment is made and is not altered by subsequent events. For example, a private placement investment in a permitted company stock will continue to qualify as a category 1 security even if the stock subsequently would no longer be considered a qualifying security. However, additional investments after the permitted company’s outstanding common equity securities are traded on a national securities exchange and have an aggregate value of $250 million or more will not be qualifying investments unless category 1(B) or 2 is applicable. Similarly, in order for a purchase to qualify under categories 1, 3 or 4, the BDC may not purchase such securities in a public offering and in order to qualify under categories 1(B) or 3, the BDC must make the purchase from the permitted company or an affiliate or recent affiliate of the permitted company. Loans are treated as securities when made or held by BDCs.

Filing Obligations. AFT and AIF are currently required to report annual and semi-annual shareholder reports as CECs on specially designed investment company forms. However, BDCs file the same financial statements and reports as do other operating companies (e.g., 10-Q, 10-K, etc.).

Comparison of CECs and BDCs

The following is a summary of the material differences and similarities between operating as a CEC and a BDC. While MFIC believes that this summary covers the material differences and similarities, this summary may not contain all of the information that is important to you. In addition, the identification of certain of the differences as material is not intended to indicate that other differences that are equally important do not exist. You should carefully read this entire Consent Solicitation Statement and the other documents referenced in this Consent Solicitation Statement for a more complete understanding of the differences between being a CEC and a BDC.

Subject	CEC	BDC
Capitalization

•  A CEC may not issue debt unless asset coverage is at least 300% immediately after giving effect to the issuance.

•  A CEC may not issue preferred stock unless asset coverage is at least 200% immediately after giving effect to the issuance.

•  Dividends may not be declared if asset coverage requirements are not satisfied.

•  Only a single class of debt is permitted.

•  Only a single class of preferred stock is permitted.

•  A BDC may not issue debt unless asset coverage is at least 200% (or 150%) immediately after giving effect to the issuance.

•  A BDC may not issue preferred stock unless asset coverage is at least 200% (or 150%) immediately after giving effect to the issuance.

•  Dividends may not be declared if asset coverage requirements are not satisfied.

•  Multiple classes of debt are permitted.

•  Only a single class of preferred stock is permitted.

•  BDCs have the ability to issue warrants and convertible debt.

•  BDCs have greater ability to offer common stock below net asset value.

Investment

•  A CEC is required to adopt “fundamental policies” with regard to borrowing money, issuing senior securities, underwriting activities, investing in real estate or commodities, making loans and portfolio turnover.

•  “Fundamental policies” may not be changed without shareholder approval.

•  A CEC must determine whether to “concentrate” its investments in one or more industries or groups of industries (i.e., invest more than 25% or more of its assets in such industries or groups of industries) or to be “unconcentrated.”

•  A BDC is not subject to any issuer diversification or industry concentration requirements and is not required to adopt any “fundamental policies.”

•  A BDC may not invest in other assets unless it has at least 70% of its assets in “qualifying assets.”

•  Qualifying assets consist of:

1.  Securities of an “eligible portfolio company,” purchased in transactions not involving any public offering. An eligible portfolio company is defined in the 1940 Act as any issuer which:

a.   is organized under the laws of, and has its principal place of business in, the United States;

Subject	CEC	BDC

•  Once a CEC becomes concentrated, it cannot shift concentrations, nor can it shift to “unconcentrated” status, except with shareholder approval or in previously specified circumstances that cannot be modified without shareholder approval.

b.  is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

c.   satisfies any of the following:

•  does not have any class of securities listed on a national securities exchange or has a class of securities listed on a national securities exchange but has an aggregate market value of outstanding equity of less than $250 million.

•  is controlled by a BDC or a group of companies including a BDC, and the BDC has an affiliated person who is a director of the eligible portfolio company; or

•  is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

2.  Securities of any eligible portfolio company that the BDC controls.

3.  Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities were unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

4.  Securities of an eligible portfolio company purchased from any person

Subject	CEC	BDC

in a private transaction if there is no ready market for such securities and the BDC already owns 60% of the outstanding equity of the eligible portfolio company.

5.  Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

6.  Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

•  The remaining 30% of the BDC’s assets may be invested in anything consistent with the BDCs’ objectives.

Managerial Assistance	• No managerial assistance requirement.

•  In order to count portfolio securities as qualifying securities, a BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities significant managerial assistance.

Investment Manager Compensation

•  A CEC with an investment advisor may not pay compensation based on gains to its advisor unless all common shareholders are “qualified clients” as defined in the 1940 Act or the fees are structured as fulcrum fees.

•  CECs with external investment advisors may also pay advisory fees that are not based on realized or unrealized gains.

•  Required to be approved by board, including the independent directors, and by shareholders.

•  A BDC may pay a gains based performance fee of up to 20% of realized gains (net of realized and unrealized losses) if it does not have an option or profit sharing plan.

•  BDCs with external investment advisors may also pay advisory fees that are not based on realized or unrealized gains.

•  Required to be approved by board, including the independent directors, and by shareholders.

Director Independence	• 40% of board required to be independent, although it increases to majority if choosing to rely on certain rules under the 1940 Act.	• Majority of board required to be independent.

Relationships with Affiliates	• The 1940 Act imposes stringent conflict of interest restrictions on both close and remote affiliates of CECs. • For example, as a general matter, affiliates cannot purchase or sell any property from

•  BDCs generally are subject to similar stringent conflict of interest restrictions on both close and remote affiliates, with one minor exception:

•  Exception: there is a special rule for BDCs that permits the independent

Subject	CEC	BDC

or to the investment company as principal, cannot act as an agent in the purchase or sale of property except with respect to securities (and then only as a broker under prescribed compensation limits) and cannot act as a principal in any joint transactions or profit sharing arrangements in which the CEC is a participant.

•  The classes of affiliates subject to these prohibitions include officers, directors, 5% or greater, portfolio companies in which the CEC is a 5% or greater shareholder, persons who control, are controlled by or are under common control with the CEC, investment advisors and other persons who have any of the foregoing relationships with any of the foregoing persons.

directors of the BDC to authorize certain transactions that otherwise would be prohibited.

Governance

•  Directors owe fiduciary duties to shareholders.

•  The 1940 Act imposes on the advisor and directors and officers of a CEC fiduciary duties a violation of which involving personal misconduct can be the subject of complaint by the SEC in the United States federal courts.

•  The 1940 Act prohibits protecting directors and officers from, and indemnification of officers and directors against, willful misfeasance, bad faith, gross negligence or reckless disregard of duties.

•  Board of directors must approve compliance policies for the company after finding that they are reasonably designed to prevent violations of the federal securities laws.

•  The 1940 Act also requires CECs to adopt a code of ethics and insider trading policies. Pursuant to the code of ethics, each officer, director and certain other persons who have access to portfolio decisions must report quarterly all transactions in securities beneficially owned by them. Exceptions are made for independent directors who do not have contemporaneous knowledge of securities purchased or sold, or considered for purchase or sale, by the company.

• BDC are subject to the same governance standards under the 1940 Act as CECs.

Subject	CEC	BDC

•  CECs must have a chief compliance officer who is approved by and reports directly to the board of directors, whose compensation is approved by the board of directors and who cannot be terminated except by the board of directors.

Loans to Affiliates	• A CEC may not make loans to any person that controls it or is under common control with it (other than through the same controlling person).	• Similar restriction applies to BDCs.

Tax and Accounting Matters

•  For United States federal income tax purposes, a company that registers as a CEC will not be subject to corporate level tax if it qualifies and elects to be taxed as a regulated investment company or “RIC” and distributes all of its taxable income to investors on a timely basis. A CEC qualifies for RIC status if, in general, (i) at least 90% of its annual gross income is derived from certain passive sources, (ii) it satisfies certain diversification tests (tested on a quarterly basis) generally requiring that no particular investment be greater than 25% of the company’s assets when made and that at least 50% of the company’s assets be in positions constituting less than 5% of the company’s assets and less than 10% of the issuer’s voting power when made, (iii) it has no accumulated earnings and profits from years during which it was taxable as a C corporation and (iv) it distributes to shareholders each year 90% of its investment company taxable income. A RIC is subject to corporate tax on its undistributed taxable income, and may be subject to a 4% excise tax if it fails to meet certain other distribution requirements. To avoid such tax, a RIC typically distributes all of its taxable income each year on a timely basis.

• Same for a BDC.

Books and Records	• CECs are required to maintain detailed books and records of all securities transactions and positions and other matters and to make such records available to the SEC upon request.	• Same for a BDC.

Custody and Bonding	• All of the securities and cash of a CEC must be held in custody by a bank, trust company or eligible securities broker	• Same for a BDC.

Subject	CEC	BDC
pursuant to a written agreement. The company and its officers and directors also must be bonded in accordance with SEC requirements.

SEC Filings	• CECs file financial statements and other information on forms specially designed for investment companies.	• BDCs file the same financial statements and reports as operating companies (e.g., 10-Q, 10-K, etc.).

ANNEX A

AGREEMENT AND PLAN OF MERGER

among

MIDCAP FINANCIAL INVESTMENT CORPORATION,

AFT MERGER SUB, INC.,

APOLLO SENIOR FLOATING RATE FUND INC.

and

APOLLO INVESTMENT MANAGEMENT, L.P.

(for the limited purposes set forth herein)

Dated as of November 7, 2023

4.5.	Reports	A-21
4.6.	Acquiror Financial Statements	A-22
4.7.	Broker’s Fees	A-24
4.8.	Absence of Changes or Events	A-24
4.9.	Compliance with Applicable Law; Permits	A-24
4.10.	Acquiror Information	A-25
4.11.	Taxes and Tax Returns	A-25
4.12.	Litigation	A-27
4.13.	Employee Matters	A-27
4.14.	Certain Contracts	A-27
4.15.	Insurance Coverage	A-28
4.16.	Intellectual Property	A-28
4.17.	Real Property	A-28
4.18.	Investment Assets	A-28
4.19.	State Takeover Laws	A-28
4.20.	Opinion of Financial Advisor	A-28
4.21.	Chapter 11	A-29

Article V REPRESENTATIONS AND WARRANTIES OF THE ACQUIROR ADVISER		A-29

5.1.	Organization	A-29
5.2.	Authority; No Violation	A-29
5.3.	Compliance with Applicable Law; Permits	A-29
5.4.	Litigation	A-30
5.5.	Acquiror Adviser Information	A-30
5.6.	Financial Resources	A-30

Article VI COVENANTS RELATING TO CONDUCT OF BUSINESS		A-31

6.1.	Conduct of Businesses Prior to the Effective Time	A-31
6.2.	Company Forbearances	A-31
6.3.	Acquiror Forbearances	A-32
6.4.	Valuation	A-34

Article VII ADDITIONAL AGREEMENTS		A-35

7.1.	Further Assurances	A-35
7.2.	Regulatory Matters	A-36
7.3.	Stockholder Approval	A-36
7.4.	Indemnification	A-37
7.5.	No Solicitation	A-38
7.6.	Company Takeover Proposals	A-39
7.7.	Acquiror Takeover Proposals	A-41
7.8.	Access to Information	A-42
7.9.	Publicity	A-43
7.10.	Takeover Statutes and Provisions	A-43
7.11.	Tax Matters	A-43
7.12.	Stockholder Litigation	A-44
7.13.	Section 16 Matters	A-44
7.14.	No Other Representations or Warranties	A-44
7.15.	Merger of Surviving Company	A-44
7.16.	Coordination of Dividends	A-44
7.17.	Company Stockholders Payment	A-44
7.18.	NASDAQ Listing	A-45

ii

7.19.	Repayment of Indebtedness	A-45
7.20.	Acquiror Stockholders Distribution	A-45

Article VIII CONDITIONS PRECEDENT		A-46

8.1.	Conditions to Each Party’s Obligations to Effect the Merger	A-46
8.2.	Conditions to Obligations of the Acquiror and Merger Sub to Effect the Merger	A-46
8.3.	Conditions to Obligations of the Company to Effect the Merger	A-47
8.4.	Frustration of Closing Conditions	A-48

Article IX TERMINATION AND AMENDMENT		A-48

9.1.	Termination	A-48
9.2.	Termination Fee	A-50
9.3.	Effect of Termination	A-51
9.4.	Fees and Expenses	A-51
9.5.	Amendment	A-52
9.6.	Extension; Waiver	A-52

Article X CERTAIN DEFINITIONS		A-52

Article XI GENERAL PROVISIONS		A-60

11.1.	Nonsurvival of Representations, Warranties and Agreements	A-60
11.2.	Notices	A-60
11.3.	Interpretation; Construction	A-61
11.4.	Counterparts	A-61
11.5.	Entire Agreement	A-62
11.6.	Governing Law; Jurisdiction; Waiver of Jury Trial	A-62
11.7.	Assignment; Third Party Beneficiaries	A-62
11.8.	Specific Performance	A-62

Schedules

Company Disclosure Schedule
Acquiror Disclosure Schedule

iii

ANNEX A — AFT MERGER AGREEMENT

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER, dated as of November 7, 2023 (this “Agreement”), is made by and among MidCap Financial Investment Corporation, a Maryland corporation (the “Acquiror”), AFT Merger Sub, Inc., a Maryland corporation and a wholly-owned direct Consolidated Subsidiary of the Acquiror (“Merger Sub”), Apollo Senior Floating Rate Fund Inc., a Maryland corporation (the “Company”), and, solely for purposes of Article V, Section 7.17, Section 8.3 and Article XI, Apollo Investment Management, L.P., a Delaware limited partnership and the investment adviser to the Acquiror (the “Acquiror Adviser”).

RECITALS

WHEREAS, the Acquiror has previously elected to be regulated as a business development company (“BDC”), as defined in Section 2(a)(48) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder (the “Investment Company Act”), and is listed on the NASDAQ Global Select Market (“NASDAQ”);

WHEREAS, the Company is a closed-end management investment company, registered under the Investment Company Act and listed on the New York Stock Exchange (“NYSE”);

WHEREAS, upon the terms and subject to the conditions set forth in this Agreement, Merger Sub shall merge with and into the Company (the “Merger”), with the Company as the surviving company in the Merger (sometimes referred to in such capacity as the “Surviving Company”);

WHEREAS, immediately following the Merger (as defined below), the Surviving Company shall merge with and into the Acquiror (the “Second Merger” and, together with the Merger, the “Mergers”), with the Acquiror as the surviving company in the Second Merger;

WHEREAS, the Board of Directors of the Company (the “Company Board”), upon the recommendation of a committee of the Company Board comprised solely of the Independent Directors of the Company (the “Company Special Committee”), has unanimously (i) determined that (x) this Agreement and the terms of the Mergers and the related Transactions are advisable, fair to and in the best interests of the Company and its stockholders and (y) the interests of the Company’s existing stockholders will not be diluted as a result of the Transactions, (ii) approved, adopted and declared advisable this Agreement and the Transactions (including the Merger and other Company Matters), (iii) directed that the approval of the Company Matters be submitted to the Company’s stockholders at the Company Stockholders Meeting and (iv) resolved to recommend that the stockholders of the Company approve the Company Matters;

WHEREAS, the Board of Directors of the Acquiror (the “Acquiror Board”), upon the recommendation of a committee of the Acquiror Board comprised solely of the Independent Directors of the Acquiror (the “Acquiror Special Committee”), has unanimously (i) determined that (x) this Agreement and the terms of the Mergers and the related Transactions are advisable, fair to and in the best interests of the Acquiror and its stockholders and (y) the interests of the Acquiror’s existing stockholders will not be diluted as a result of the Transactions, (ii) approved, adopted and declared advisable this Agreement and the Transactions (including the Merger and the Acquiror Matters), (iii) directed that the approval of the Acquiror Matters be submitted to the Acquiror’s stockholders at the Acquiror Stockholders Meeting and (iv) resolved to recommend that the stockholders of the Acquiror approve the Acquiror Matters;

WHEREAS, the Board of Directors of Merger Sub has unanimously (i) determined that this Agreement and the terms of the Mergers and the related Transactions are advisable, fair to and in the best interests of Merger Sub and its sole stockholder, (ii) approved, adopted and declared advisable this Agreement and the Transactions (including the Merger) and (iii) resolved to recommend the approval of the Transactions (including the Merger) by the Acquiror, in the Acquiror’s capacity as the sole stockholder of Merger Sub;

WHEREAS, the parties intend the Mergers to be treated as a single integrated transaction and to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder, and intend for this Agreement to constitute a “plan of reorganization” within the meaning of the Code; and

WHEREAS, the parties desire to make certain representations, warranties, covenants and other agreements in connection with the Transactions and also to prescribe certain conditions to the Transactions.

NOW, THEREFORE, in consideration of the representations, warranties, covenants and other agreements contained in this Agreement, the parties agree as follows:

ARTICLE I

THE MERGERS

1.1. The Merger. Subject to the terms and conditions of this Agreement, in accordance with the Maryland General Corporation Law (the “MGCL”), at the Effective Time, Merger Sub shall merge with and into the Company, and the separate corporate existence of Merger Sub shall cease. The Company shall be the surviving company in the Merger and shall continue its existence as a corporation under the MGCL.

1.2. Closing. On the terms and subject to the conditions set forth in this Agreement, the closing of the Merger (the “Closing”) shall take place by remote communication and by the exchange of signatures by electronic transmission on the date that is three (3) Business Days after the satisfaction or waiver of the latest to occur of the conditions set forth in Article VIII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), unless otherwise agreed in writing by the parties to this Agreement (the “Closing Date”).

1.3. Effective Time. The Merger shall become effective as set forth in the articles of merger with respect to the Merger (the “First Articles of Merger”) that shall be filed with, and accepted for record by, the State Department of Assessments and Taxation of Maryland (the “MD SDAT”). The term “Effective Time” shall be the date and time when the Merger becomes effective as set forth in the First Articles of Merger.

1.4. Effects of the Merger. At and after the Effective Time, the Merger shall have the effects set forth in the MGCL.

1.5. Conversion of Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of the Company, the Acquiror or Merger Sub or the holder of any of the following securities:

(a) Each share of common stock, par value $0.001 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid and nonassessable share of common stock, par value $0.001 per share, of the Surviving Company.

(b) All shares of common stock, par value $0.001 per share, of the Company (“Company Common Stock”) that are issued and outstanding and are owned by the Acquiror or any of its Consolidated Subsidiaries (including Merger Sub) immediately prior to the Effective Time shall be cancelled and shall cease to exist and no shares of common stock, par value $0.001 per share, of the Acquiror (“Acquiror Common Stock”) or any other consideration shall be delivered in exchange therefor (such shares, the “Cancelled Shares”).

(c) Subject to Section 1.5(e), each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (except for the Cancelled Shares) shall be converted, in accordance with and subject to the procedures set forth in Article II, into the right to receive a number of shares of Acquiror Common Stock equal to the Exchange Ratio and, if applicable, cash in lieu of fractional shares of

Acquiror Common Stock payable in accordance with Section 1.5(f) (such shares of Acquiror Common Stock and any such cash in lieu of fractional shares of Acquiror Common Stock, the “Merger Consideration”), in all cases without interest. The amount of cash each holder of Company Common Stock as of immediately prior to the Effective Time is entitled to receive pursuant to this Section 1.5(c) shall be rounded down to the nearest cent, and computed after aggregating all cash amounts for all shares of Company Common Stock then held by such holder.

(d) All of the shares of Company Common Stock converted into the right to receive the Merger Consideration pursuant to this Article I shall no longer be outstanding and shall automatically be cancelled and shall cease to exist as of the Effective Time, and each holder of a certificate (“Certificate”) or book-entry share (“Book-Entry Share”) that immediately prior to the Effective Time represented an outstanding share of Company Common Stock shall cease to have any rights with respect to such Certificate or Book-Entry Share other than the right to receive, upon surrender of such Certificate or Book-Entry Share in accordance with Section 2.2, the Merger Consideration.

(e) The Exchange Ratio shall be appropriately adjusted (to the extent not already taken into account in determining the Closing Company Net Asset Value and/or the Closing Acquiror Net Asset Value, as applicable) if, between the Determination Date and the Effective Time, the respective outstanding shares of Acquiror Common Stock or Company Common Stock shall have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities shall be authorized and declared with a record date within such period, as permitted by this Agreement. Nothing in this Section 1.5(e) shall be construed to permit any party hereto to take any action that is otherwise prohibited or restricted by any other provision of this Agreement.

(f) No certificates or scrip representing fractional shares of Acquiror Common Stock shall be issued upon the conversion of Company Common Stock pursuant to this Section 1.5, and such fractional share interests shall not entitle the owner thereof to any shares of Acquiror Common Stock or to vote or to any other rights or powers of a holder of Acquiror Common Stock. In lieu of any such fractional shares, each holder of Company Common Stock who would otherwise be entitled to such fractional shares shall be entitled to an amount in cash, without interest, rounded down to the nearest cent, equal to the product of (A) the amount of the fractional share interest in a share of Acquiror Common Stock to which such holder would, but for this Section 1.5(f), be entitled under Section 1.5(c), as so rounded pursuant to the immediately following sentence, and (B) the volume-weighted average trading price of a share of Acquiror Common Stock on NASDAQ for the five (5) consecutive Trading Days ending on the third Trading Day preceding the Closing Date (as reported by Bloomberg L.P. or its successor or, if not reported thereon, another authoritative source selected by the Acquiror that is reasonably acceptable to the Company). All fractional shares to which a single record holder of Company Common Stock as of immediately prior to the Effective Time would be otherwise entitled to receive shall be aggregated and calculations shall be rounded to three (3) decimal places. As soon as practicable after the determination of the amount of cash, if any, to be paid to holders of Company Common Stock as of immediately prior to the Effective Time in lieu of any fractional share interests in Acquiror Common Stock, the Exchange Agent shall make available such amount, without interest, to such holders of Company Common Stock entitled to receive such cash. The payment of cash in lieu of fractional share interests pursuant to this Section 1.5(f) is not a separately bargained-for consideration.

1.6. Termination of Certain Contractual Obligations. Immediately after the Effective Time, the Company Advisory Agreement, the Company Administration Agreements and the Company Trademark Agreement shall be terminated and of no further force and effect.

1.7. The Second Merger.

(a) Subject to the terms and conditions of this Agreement, in accordance with the MGCL, at the Second Effective Time, the Surviving Company shall merge with and into the Acquiror and the separate corporate existence of the Surviving Company shall cease. The Acquiror shall be the surviving company in the Second Merger and shall continue its existence as a corporation under the Laws of the State of Maryland. The Second Merger shall become effective as set forth in the articles of merger with respect to the Second Merger (the “Second Articles of Merger”) that the Acquiror shall file with the MD SDAT (the “Second Effective Time”). At and after the Second Effective Time, the Second Merger shall have the effects set forth in the MGCL.

(b) At the Second Effective Time, by virtue of the Second Merger and without any action on the part of the Acquiror or the Surviving Company or the holder of any of the following securities, (i) each share of common stock of the Surviving Company issued and outstanding as of immediately prior to the Second Effective Time shall be cancelled and shall cease to exist, and no consideration shall be exchanged therefor; and (ii) each share of Acquiror Common Stock issued and outstanding immediately prior to the Second Effective Time shall remain outstanding as an identical share of Acquiror Common Stock.

1.8. Articles of Incorporation and Bylaws.

(a) At the Effective Time, the articles of incorporation of the Company as in effect immediately prior to the Effective Time shall be the articles of incorporation of the Surviving Company, as the surviving company of the Merger, as of the Effective Time, until thereafter amended in accordance with applicable Law and the terms of such articles of incorporation. The bylaws of the Company as in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Company, as the surviving company in the Merger, as of the Effective Time, until thereafter amended in accordance with applicable Law and the terms of the articles of incorporation of the Company and such bylaws.

(b) At the Second Effective Time, the articles of incorporation of the Acquiror as in effect immediately prior to the Second Effective Time shall be the articles of incorporation of the Acquiror, as the surviving company of the Second Merger, as of the Second Effective Time, until thereafter amended in accordance with applicable Law and the terms of such articles of incorporation. The bylaws of the Acquiror as in effect immediately prior to the Second Effective Time shall be the bylaws of the Acquiror, as the surviving company in the Second Merger, as of the Second Effective Time, until thereafter amended in accordance with applicable Law and the terms of the articles of incorporation of the Acquiror and such bylaws.

1.9. Directors and Officers. Subject to applicable Law, the directors and officers of Merger Sub immediately prior to the Effective Time shall be the directors and officers of the Surviving Company and shall hold office until their respective successors are duly elected and qualify, or the earlier death, resignation or removal of any such director or officer or the consummation of the Second Merger. Subject to applicable Law, the directors and officers of the Acquiror immediately prior to the Second Effective Time shall be the directors and officers of the Acquiror immediately after consummation of the Second Merger and shall hold office until their respective successors are duly elected and qualify, or their earlier death, resignation or removal.

ARTICLE II

MERGER CONSIDERATION

2.1. Designation of Exchange Agent; Deposit of Merger Consideration. Prior to the Closing, the Acquiror shall enter into a customary exchange agreement with a nationally recognized financial institution designated by the Acquiror and reasonably acceptable to the Company (the “Exchange Agent”) for the payment of the Merger Consideration as provided in Section 1.5(c). At or prior to the Effective Time, the Acquiror shall deposit, or cause to be deposited, with the Exchange Agent, for exchange in accordance with this Article II, through the Exchange Agent book-entry shares representing the full number of whole shares of Acquiror Common Stock issuable pursuant to Section 1.5(c) in exchange for outstanding shares of Company Common Stock, and the Acquiror shall, after the Effective Time on the appropriate payment date, if applicable, provide or cause to be provided to the Exchange Agent any dividends or other distributions payable on such shares of Acquiror Common Stock pursuant to Section 2.2(c) (such shares of Acquiror Common Stock provided to the Exchange Agent, together with any dividends or other distributions with respect thereto, are hereinafter referred to as the “Exchange Fund”). For purposes of the deposit, the Acquiror shall assume that there will not be any fractional shares of Acquiror Common Stock. The Acquiror shall make available to the Exchange Agent, for addition to the Exchange Fund, from time to time as needed, cash sufficient to pay cash in lieu of fractional shares in accordance with Section 1.5(f). In the event the Exchange Fund shall at any time be insufficient to make the payments contemplated by Section 1.5(c), the Acquiror shall promptly deposit, or cause to be deposited, additional funds with the Exchange Agent in an amount which is equal to the deficiency in the amount required to make such payment. The Acquiror shall cause the Exchange Fund to be (x) held for the benefit of the holders of Company Common Stock as of immediately prior to the Effective Time and (y) applied promptly to making the payments pursuant to Section 1.5. The Exchange Fund shall not be used for any purpose other than to fund payments pursuant to Section 1.5, except as expressly provided for in this Agreement.

2.2. Delivery of Merger Consideration.

(a) As promptly as practicable following the Effective Time and in any event not later than the second Business Day thereafter, the Acquiror shall cause the Exchange Agent to mail to each holder of record of a Certificate or Book-Entry Share that immediately prior to the Effective Time represented an outstanding share of Company Common Stock (i) a letter of transmittal, which shall specify that delivery shall be effected, and risk of loss and title to the Certificate or Book-Entry Share shall pass only upon proper delivery of the Certificate (or an affidavit of loss in lieu thereof) or the surrender of such Book-Entry Share to the Exchange Agent (which shall be deemed to have been effected upon the delivery of a customary “agent’s message” with respect to such Book-Entry Share or such other reasonable evidence, if any, of such surrender as the Exchange Agent may reasonably request), as applicable, which shall be in the form and have such other provisions as the Acquiror and the Company may reasonably specify (such letter of transmittal, the “Letter of Transmittal”), and (ii) instructions (which instructions shall be in the form and have such other provisions as the Acquiror and the Company may reasonably specify) for use in effecting the surrender of Certificates (or affidavits of loss in lieu thereof) or Book-Entry Shares in exchange for (A) the number of shares of Acquiror Common Stock (which shall be in book-entry form) representing, in the aggregate, the whole number of shares that such holder has the right to receive in respect of such Certificates or Book-Entry Shares pursuant to Section 1.5(c), (B) any dividends or other distributions payable pursuant to Section 2.2(c) and (C) any cash in lieu of fractional shares of Acquiror Common Stock payable pursuant to Section 1.5(f).

(b) Upon surrender to the Exchange Agent of shares of Company Common Stock that (i) are represented by Certificates, by physical surrender of such Certificates (or affidavits of loss in lieu thereof) together with a Letter of Transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be required pursuant to such instructions, or (ii) are Book-Entry Shares, by book-receipt of an “agent’s message” by the Exchange Agent in connection with the surrender of such Book-Entry Shares (or such other reasonable evidence, if any, of surrender with respect to such Book-Entry Shares as the Exchange Agent may reasonably request), in each case, the holder of such Certificates or Book-Entry Shares shall be entitled to receive in exchange therefor, and the Acquiror shall cause the Exchange Agent to pay and deliver in exchange thereof as promptly as practicable, (A) the number of shares of Acquiror Common Stock (which shall be in book-entry form) representing, in the aggregate, the whole number of shares that such holder has the right to receive in respect of such Certificates or Book-Entry Shares pursuant to Section 1.5(c), (B) any dividends or other distributions payable pursuant to Section 2.2(c) and (C) any cash in lieu of fractional shares of Acquiror Common Stock payable pursuant to Section 1.5(f), and the Certificates (or affidavits of loss in lieu thereof) or Book-Entry Shares so surrendered shall be forthwith canceled. The Exchange Agent shall accept such Certificates (or affidavits of loss in lieu thereof) or Book-Entry Shares upon compliance with such reasonable terms and conditions as the Exchange Agent may impose to effect an orderly exchange thereof in accordance with normal exchange practices. No interest shall be paid or accrued for the benefit of holders of Certificates or Book-Entry Shares on any cash payable upon the surrender of Certificates or Book-Entry Shares.

(c) Subject to applicable Law, following surrender of Certificates (or affidavits of loss in lieu thereof) or Book-Entry Shares for cancellation to the Exchange Agent, there shall be paid to the holder of the shares of Acquiror Common Stock issued in exchange for such Certificates or Book-Entry Shares, without interest, (i) at the time of delivery of such Acquiror Common Stock by the Exchange Agent pursuant to Section 2.2(b), the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such shares of Acquiror Common Stock and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to such delivery of such shares of Acquiror Common Stock by the Exchange Agent pursuant to Section 2.2(b), and a payment date subsequent to such delivery of such shares of Acquiror Common Stock by the Exchange Agent pursuant to Section 2.2(b), payable with respect to such shares of Acquiror Common Stock.

(d) In the event of a transfer of ownership of Company Common Stock that is not registered in the transfer records of the Company, payment of the appropriate amount of Merger Consideration (and any dividends or other distributions with respect to Acquiror Common Stock as contemplated by Section 2.2(c)) may be made to a Person other than the Person in whose name the Certificate or Book-Entry Share so surrendered is registered, only if such Certificate or Book-Entry Share shall be properly transferred and the Person requesting such payment shall pay any transfer or other Taxes required by reason of the payment to a Person other than the registered holder of such Certificate or Book-Entry Share or establish to the satisfaction of the Acquiror that such Tax has been paid or is not applicable.

2.3. No Further Ownership Rights; Transfers. All Merger Consideration paid by the Acquiror in accordance with the terms of Article I and Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to Company Common Stock in respect of which such Merger Consideration was paid. From and after the Effective Time, the stock transfer books of the Company shall be closed with respect to, and there shall be no further transfers on the stock transfer books of the Company of, the shares of Company Common Stock that were issued and outstanding immediately prior to the Effective Time.

2.4. Net Asset Value Calculation.

(a) The Acquiror shall deliver to the Company a calculation of the net asset value of the Acquiror as of a date mutually agreed between the Acquiror and the Company, such date to be no earlier than forty-eight (48) hours (excluding Sundays and holidays) prior to the Effective Time (such agreed date, the “Determination Date”), calculated in good faith as of such date and based on the same assumptions and methodologies, and applying the same categories of adjustments to net asset value (except as may be mutually agreed by the parties), historically used by the Acquiror in preparing the calculation of the net asset value per share of Acquiror Common Stock (with an accrual for any dividend declared by the Acquiror and not yet paid) (the “Closing Acquiror Net Asset Value”); provided that the Acquiror shall update the calculation of the Closing Acquiror Net Asset Value in the event that the Closing is subsequently materially delayed or there is a material change to the Closing Acquiror Net Asset Value prior to the Closing

(including without limitation any dividend declared after the Determination Date but prior to Closing) and as needed to ensure the Closing Acquiror Net Asset Value is determined within forty-eight (48) hours (excluding Sundays and holidays) prior to the Effective Time; provided further that the Acquiror Board, including a majority of the Independent Directors of the Acquiror Board, shall be required to approve, and the Chief Financial Officer of the Acquiror shall certify in writing to the Company, the calculation of the Closing Acquiror Net Asset Value.

(b) The Company shall deliver to the Acquiror a calculation of the net asset value of the Company as of the Determination Date, calculated in good faith as of such date and based on the same assumptions and methodologies, and applying the same categories of adjustments to net asset value (except as may be mutually agreed by the parties), historically used by the Company in preparing the calculation of the net asset value per share of Company Common Stock (with an accrual for any dividend declared by the Company and not yet paid) (the “Closing Company Net Asset Value”); provided that the Company shall update the calculation of the Closing Company Net Asset Value in the event that the Closing is subsequently materially delayed or there is a material change to the Closing Company Net Asset Value prior to the Closing (including any dividend declared after the Determination Date but prior to Closing) and as needed to ensure the Closing Company Net Asset Value is determined within forty-eight (48) hours (excluding Sundays and holidays) prior to the Effective Time; provided further that the Company Board, including a majority of the Independent Directors of the Company Board, shall be required to approve, and the Chief Financial Officer of the Company shall certify in writing to the Acquiror, the calculation of the Closing Company Net Asset Value.

(c) In connection with preparing the calculations provided pursuant to this Section 2.4, each of the Company and the Acquiror will use the portfolio valuation methods approved by the Company Board or the Acquiror Board, as applicable, for valuing the securities and other assets of the Company or the Acquiror, as applicable, as of September 30, 2023, unless otherwise agreed by each of the Acquiror Board and the Company Board.

(d) Each of the Company and the Acquiror shall afford the other, and the other’s respective Representatives, upon reasonable request, reasonable access to the individuals who have prepared each calculation provided pursuant to this Section 2.4 and to the information, books, records, work papers and back-up materials used or useful in preparing each such calculation, including without limitation any reports prepared by valuation agents, in order to assist such party with its review of such calculation so long as such individuals remain employed by the Company Adviser or the Acquiror Adviser, as applicable, or their respective Affiliates.

2.5. Termination of Exchange Fund. Any portion of the Exchange Fund that remains undistributed to former stockholders of the Company as of the first anniversary of the Effective Time may be paid to the Acquiror, upon the Acquiror’s written demand to the Exchange Agent. In such event, any former stockholders of the Company who have not theretofore complied with any applicable requirements to receive cash in lieu of fractional shares of Acquiror Common Stock shall thereafter look only to the Acquiror for payment of the Merger Consideration and any unpaid dividends and other distributions on the Acquiror Common Stock deliverable in respect of the Company Common Stock such stockholder holds as determined pursuant to this Agreement, in each case, without any interest thereon.

2.6. No Liability. None of the Acquiror, the Company, the Surviving Company, Merger Sub, the Exchange Agent or any other Person shall be liable to any Person in respect of any shares of Acquiror Common Stock or cash held in the Exchange Fund delivered to a Governmental Entity pursuant to any applicable abandoned property, escheat or similar Law. If any Certificates or Book-Entry Shares shall not have been surrendered immediately prior to the date on which any Merger Consideration or any unpaid dividends or other distributions on the Acquiror Common Stock or other entitlements in respect of such Certificate or Book-Entry Share would otherwise escheat to or become the property of any Governmental Entity, any such Merger Consideration or unpaid dividends or other distributions or other entitlements in respect of such Certificate or Book-Entry Share shall, to the extent permitted by applicable Law, become the property of the Acquiror, free and clear of all claims or interest of any Person previously entitled thereto.

2.7. Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, then upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation or the Acquiror, the posting by such Person of a bond, in such reasonable amount as the Surviving Corporation or the Acquiror may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration to which the holder thereof is entitled pursuant to Article I or this Article II.

2.8. Withholding Rights. The Acquiror, the Exchange Agent, the Acquiror Adviser, the Payment Agent and each of their respective Affiliates and agents, as applicable, shall be entitled to deduct and withhold from amounts payable pursuant to this Agreement to any holder of Company Common Stock, Eligible Company Common Stock or Acquiror Common Stock such amounts as it determines in good faith are required to be deducted and withheld with respect to the making of such payment under the Code, or under any provision of state, local or foreign Tax Law. To the extent that amounts are so withheld and paid over to the appropriate Governmental Entity, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the recipient.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except with respect to matters that have been Previously Disclosed, the Company hereby represents and warrants to the Acquiror and Merger Sub that:

3.1. Corporate Organization.

(a) The Company is a corporation duly incorporated and validly existing and in good standing under the Laws of the State of Maryland. The Company is a closed-end management investment company, duly registered under the Investment Company Act, and such registration has not been revoked or rescinded and is in full force and effect, and listed on NYSE. The Company has the requisite corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, in each case, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company.

(b) True, complete and correct copies of the Articles of Amendment and Restatement of the Company, as amended and supplemented (the “Company Charter”), and the Amended and Restated Bylaws of the Company (the “Company Bylaws”), as in effect as of the date of this Agreement, have previously been publicly filed by the Company.

(c) Each Consolidated Subsidiary of the Company (i) is duly incorporated or duly formed, as applicable to each such Consolidated Subsidiary, and validly existing and in good standing under the Laws of its jurisdiction of incorporation or organization, as applicable, (ii) has the requisite corporate (or similar) power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted and (iii) is duly licensed or qualified to do business as a foreign corporation or other business entity in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, other than in the case of clauses (ii) and (iii), as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company.

3.2. Capitalization.

(a) The authorized capital stock of the Company consists of 999,998,466 shares of Company Common Stock, of which 15,573,575 shares were outstanding as of the close of business on September 30, 2023 (the “Company Capitalization Date”). All of the issued and outstanding shares of Company Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability with respect to the Company attaching to the ownership thereof. As of the date of this Agreement, no Indebtedness having the right to vote on any matters on which stockholders of the Company may vote (“Company Voting Debt”) is issued or outstanding. As of the Company Capitalization Date, except pursuant to the Company’s dividend reinvestment plan, the Company does not have and is not bound by any outstanding subscriptions, options, warrants, calls, rights, commitments or agreements of any character (“Rights”) calling for the purchase or issuance of, or the payment of any amount based on, any shares of Company Common Stock, Company Voting Debt or any other equity securities of the Company or any securities representing the right to purchase or otherwise receive any shares of Company Common Stock, Company Voting Debt or other equity securities of the Company. There are no obligations of the Company or any of its Consolidated Subsidiaries (i) to repurchase, redeem or otherwise acquire any shares of capital stock of the Company, Company Voting Debt or any equity security of the Company or its Consolidated Subsidiaries or any securities representing the right to purchase or otherwise receive any shares of capital stock, Company Voting Debt or any other equity security of the Company or its Consolidated Subsidiaries or (ii) pursuant to which the Company or any of its Consolidated Subsidiaries is or could be required to register shares of the Company’s capital stock or other securities under the Securities Act. All of the outstanding shares of Company Common Stock have been issued in compliance with applicable Law in all material respects.

(b) All of the issued and outstanding shares of capital stock or other equity ownership interests of each Consolidated Subsidiary of the Company are owned by the Company, directly or indirectly, free and clear of any Liens, and all of such shares or equity ownership interests are duly authorized and validly issued and are fully paid, nonassessable (in respect of corporate entities) and free of preemptive rights. No Consolidated Subsidiary of the Company has or is bound by any outstanding Rights calling for the purchase or issuance of, or the payment of any amount based on, any shares of capital stock or any other equity security of such Consolidated Subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of such Consolidated Subsidiary.

3.3. Authority; No Violation.

(a) The Company has all requisite corporate power and authority to execute and deliver this Agreement and, subject to obtaining the Company Requisite Vote, to consummate the Transactions. The execution and delivery of this Agreement and the consummation of the Transactions have been duly and validly approved by the Company Board. The Company Board (on the recommendation of the Company Special Committee) has unanimously (i) determined that (A) this Agreement and the terms of the Mergers and the related Transactions are advisable, fair to and in the best interests of the Company and its stockholders and (B) the interests of the Company’s existing stockholders will not be diluted as a result of the Transactions, (ii) approved, adopted and declared advisable this Agreement and the Transactions (including the Merger and other Company Matters), (iii) directed that the approval of the Company Matters be submitted to the Company’s stockholders at a duly held meeting of such stockholders (the “Company Stockholders Meeting”) and (iv) resolved to recommend that the stockholders of the Company approve the Company Matters. Except for receipt of the approval of the Company Matters by the affirmative vote of the holders of Company Common Stock entitled to cast a majority of all the votes entitled to be cast on the matters to be approved at the Company Stockholders Meeting (the “Company Requisite Vote”), the Merger and the other Transactions have been authorized by all necessary corporate action on the part of the Company. This Agreement has been duly and validly executed and delivered by the Company and (assuming due authorization, execution and delivery by the Acquiror, Merger Sub and the Acquiror Adviser) constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms

(except as may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or similar Laws of general applicability relating to or affecting the rights of creditors generally and subject to general principles of equity (the “Enforceability Exception”)).

(b) Neither the execution and delivery of this Agreement by the Company, nor the consummation by the Company of the Transactions, nor the performance of this Agreement by the Company, will (i) violate any provision of the Company Charter or the Company Bylaws or (ii) assuming that the consents, approvals and filings referred to in Section 3.3(a) and Section 3.4 are duly obtained and/or made and the repayment in full of all obligations under the Company Credit Agreement pursuant to Section 7.19 and termination of the commitments thereunder, (A) violate any Law or Order applicable to the Company or any of its Consolidated Subsidiaries or (B) except as Previously Disclosed, violate, conflict with, result in a breach of or the loss of any benefit under, constitute a default (or an event that, with or without the giving of notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, require the consent, approval or authorization of, or notice to or filing with any third-party with respect to, or result in the creation of any Lien upon any of the respective properties or assets of the Company or any of its Consolidated Subsidiaries under, any of the terms, conditions or provisions of any Permit, Contract or other obligation to which the Company or any of its Consolidated Subsidiaries is a party or by which any of them or any of their respective properties or assets is bound except, with respect to clause (ii)(B), any such violation, conflict, breach, loss, default, termination, cancellation, acceleration, consent, approval or creation that would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole.

3.4. Governmental Consents. No consents or approvals of, or filings or registrations with, any Governmental Entity are necessary in connection with the consummation by the Company of the Merger and the other Transactions, except for (i) the filing with the SEC of a joint proxy statement/prospectus in definitive form relating to the Company Stockholders Meeting and the Acquiror Stockholders Meeting to be held in connection with this Agreement and the Transactions (the “Joint Proxy Statement/Prospectus”) and of a registration statement on Form N-14 or such other appropriate SEC form (the “Registration Statement”) in which the Joint Proxy Statement/Prospectus will be included as a prospectus, and declaration of effectiveness of the Registration Statement by the SEC, (ii) the filing of the First Articles of Merger with and the acceptance for the record of the First Articles of Merger by the MD SDAT in respect of the Merger, (iii) the filing of the Second Articles of Merger with and the acceptance for the record of the Second Articles of Merger by the MD SDAT in respect of the Second Merger, (iv) any notices or filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (v) approval of the listing on NASDAQ of the shares of Acquiror Common Stock to be issued as Merger Consideration under this Agreement and (vi) any such consents, approvals, filings or registrations that the failure to obtain or make would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company.

3.5. Reports.

(a) The Company has timely filed or furnished all forms, statements, certifications, reports and documents that it was required to file since January 1, 2021 (the “Applicable Date”) with the SEC (such filings since the Applicable Date, the “Company SEC Reports”), except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries taken as a whole. To the Company’s knowledge, no Company SEC Report, at the time filed or furnished with the SEC, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances in which they were made, not misleading. To the Company’s knowledge, all Company SEC Reports, as of their respective dates, complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto. None of the Consolidated Subsidiaries of the Company is required to make any filing with the SEC.

(b) Neither the Company nor any of its Consolidated Subsidiaries is subject to any cease-and-desist or other Order or enforcement action issued by, or is a party to any Contract, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, any Governmental Entity that currently restricts in any material respect the conduct of its business (or to the Company’s knowledge that, upon consummation of the Mergers, would restrict in any material respect the conduct of the business of the Company or any of its Consolidated Subsidiaries), or that in any material manner relates to its capital adequacy, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its business, other than those of general application that apply to similarly situated companies or their Consolidated Subsidiaries, nor has the Company or any of its Consolidated Subsidiaries been advised in writing or, to the knowledge of the Company, verbally, by any Governmental Entity that it is considering issuing, initiating, ordering, or requesting any of the foregoing.

(c) The Company has made available to the Acquiror all material correspondence with the SEC since the Applicable Date and, as of the date of this Agreement, to the knowledge of the Company (i) there are no unresolved comments from the SEC with respect to the Company SEC Reports or any SEC examination of the Company and (ii) none of the Company SEC Reports is subject to any ongoing review by the SEC.

3.6. Company Financial Statements.

(a) The financial statements, including the related consolidated schedules of investments, of the Company and its Consolidated Subsidiaries included (or incorporated by reference) in the Company SEC Reports (including the related notes, where applicable) (i) fairly present in all material respects the consolidated results of operations, cash flows, changes in net assets and consolidated financial position of the Company and its Consolidated Subsidiaries for the respective fiscal periods or as of the respective dates therein set forth (except that unaudited statements may not contain notes and are subject to recurring year-end audit adjustments normal in nature and amount), (ii) to the Company’s knowledge, have complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto and (iii) have been prepared in all material respects in accordance with U.S. generally accepted accounting principles (“GAAP”) consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto. Deloitte & Touche LLP (“Deloitte”) has not resigned, threatened resignation or been dismissed as the Company’s independent public accountant as a result of or in connection with any disagreements with the Company on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

(b) Except for (A) liabilities reflected or reserved against on the consolidated unaudited balance sheet of the Company as of June 30, 2023 included in the unaudited financial statements set forth in the Company’s Certified Shareholder Report on Form N-CSRS for the reporting period ended June 30, 2023 (the “Company Balance Sheet”), (B) liabilities incurred in the ordinary course of business since June 30, 2023, (C) liabilities incurred in connection with this Agreement and the Transactions, (D) liabilities otherwise disclosed in the Company SEC Reports and (E) liabilities that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company, neither the Company nor any of its Consolidated Subsidiaries has any liabilities that would be required to be reflected or reserved against in the Company Balance Sheet in accordance with GAAP.

(c) Neither the Company nor any of its Consolidated Subsidiaries is a party to or has any commitment to become a party to any off-balance sheet joint venture, partnership or similar contract with any unconsolidated Affiliate or “off-balance sheet arrangement” (as defined in Item 303(a) of Regulation S-K promulgated under the Exchange Act).

(d) Since the Applicable Date, (i) neither the Company nor any of its Consolidated Subsidiaries nor, to the knowledge of the Company, any director, officer, auditor, accountant or Representative of the Company or any of its Consolidated Subsidiaries has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any of its Consolidated Subsidiaries or their respective internal accounting controls, including any complaint, allegation, assertion or claim that the Company or any of its Consolidated Subsidiaries has engaged in questionable or illegal accounting or auditing practices or maintains inadequate internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act), and (ii) no attorney representing the Company or any of its Consolidated Subsidiaries, whether or not employed by the Company or any of its Consolidated Subsidiaries, has reported evidence of a material violation of securities laws, breach of duty or similar violation by the Company or any of its directors, officers or agents to the Company Board or any committee thereof or to any director or officer of the Company.

(e) To the Company’s knowledge, since the Applicable Date, Deloitte, which has expressed its opinion with respect to the financial statements of the Company and its Consolidated Subsidiaries included in the Company SEC Reports (including the related notes), has been (i) “independent” with respect to the Company and its Consolidated Subsidiaries within the meaning of Regulation S-X, and (ii) in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the related rules of the SEC and the Public Company Accounting Oversight Board.

(f) The principal executive officer and principal financial officer of the Company have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 and any related rules and regulations promulgated by the SEC (collectively, the “Sarbanes-Oxley Act”), and the statements contained in any such certifications are complete and correct, and the Company is otherwise in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act.

(g) The Company has in all material respects:

(i) designed and maintained a system of disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) promulgated under the Exchange Act) to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits to the SEC under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to allow the Company’s principal executive officer and principal financial officer to make the certifications required under the Exchange Act with respect to such reports;

(ii) designed and maintained a system of internal controls over financial reporting sufficient to provide reasonable assurance concerning the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization, (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (E) the Company’s management, with the participation of the Company’s principal executive and financial officers, has completed an assessment of the effectiveness of the Company’s internal controls over financial reporting for the fiscal year ended December 31, 2022 in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act, and such assessment concluded that the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2022; and

(iii) (A) disclosed, based on its most recent evaluation, to its auditors and the audit committee of the Company Board (1) any significant deficiencies or material weaknesses (as defined in the relevant Statement of Auditing Standards) in the design or operation of the Company’s internal controls over financial reporting that are reasonably likely to adversely affect its ability to record, process, summarize and report financial data and (2) any fraud, whether or not material, that involves management or other individuals who have a significant role in its internal controls over financial reporting and (B) identified for the Company’s auditors any material weaknesses in internal controls.

(h) The fair market value of the Company’s investments as of September 30, 2023 (i) was determined in accordance with Accounting Standards Codification, “Fair Value Measurements and Disclosures (Topic 820)”, issued by the Financial Accounting Standards Board (“ASC Topic 820”) and (ii) reflects a reasonable estimate of the fair value of such investments as determined in good faith, in accordance with Rule 2a-5 under the Investment Company Act.

(i) To the Company’s knowledge, there is no fraud or suspected fraud affecting the Company involving management of the Company who have significant roles in the Company’s internal control over financial reporting.

3.7. Broker’s Fees. Neither the Company nor any of its Consolidated Subsidiaries nor any of their respective directors, officers or agents has utilized any broker, finder or financial advisor or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Mergers or the other Transactions, other than to Keefe, Bruyette & Woods, Inc. pursuant to an engagement letter, a true, complete and correct copy of which has been previously delivered to the Acquiror.

3.8. Absence of Changes or Events. Since the Company’s last Certified Shareholder Report on Form N-CSRS, (i) except as expressly permitted or required by or in connection with the execution and delivery of this Agreement and the consummation of the Transactions, the business of the Company and its Consolidated Subsidiaries has been conducted in the ordinary course of business, (ii) there has not been any Effect that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company and (iii) there has not been any material action that, if it had been taken after the date hereof, would have required the consent of the Acquiror under Sections 6.1 or 6.2.

3.9. Compliance with Applicable Law; Permits.

(a) Each of the Company and each of its Consolidated Subsidiaries is in compliance, and has been operated in compliance, in all material respects, with all applicable Laws, including, if and to the extent applicable, the Investment Company Act, the Securities Act and the Exchange Act other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company. The Company has not received any written or, to the Company’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any applicable Laws, which non-compliance would, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole. The Company has operated in compliance with all listing standards of NYSE since the Applicable Date other than as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole.

(b) The Company is in compliance, and since the Applicable Date, has complied with its investment policies and restrictions and portfolio valuation methods, if any, as such policies and restrictions have been set forth in its registration statement (as amended from time to time) or the reports that it has filed with the SEC under the Exchange Act and applicable Laws, if any, other than any non-compliance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company.

(c) The Company has written policies and procedures adopted pursuant to Rule 38a-1 under the Investment Company Act that are reasonably designed to prevent material violations of the “Federal Securities Laws,” as such term is defined in Rule 38a- 1(e)(1) under the Investment Company Act. There have been no “Material Compliance Matters” for the Company, as such term is defined in Rule 38a-1(e)(2) under the Investment Company Act, other than those that have been reported to the Company Board and satisfactorily remedied or are in the process of being remedied or those that would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole.

(d) Each of the Company and each of its Consolidated Subsidiaries holds and is in compliance with all Permits required in order to permit the Company and each of its Consolidated Subsidiaries to own or lease their properties and assets and to conduct their businesses under and pursuant to all applicable Law as presently conducted, other than any failure to hold or non-compliance with any such Permit that would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole. All such Permits are valid and in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole. The Company has not received any written or, to the Company’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any such Permits, and no Proceeding is pending or threatened in writing to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole.

(e) No “affiliated person” (as defined under the Investment Company Act) of the Company has been subject to disqualification to serve in any capacity contemplated by the Investment Company Act for any investment company under Sections 9(a) and 9(b) of the Investment Company Act, unless, in each case, such Person has received exemptive relief from the SEC with respect to any such disqualification. There is no material Proceeding pending and served or, to the knowledge of the Company, threatened that would result in any such disqualification.

(f) The minute books and other similar records of the Company maintained since the Applicable Date contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the stockholders of the Company, the Company Board and any committees of the Company Board.

3.10. Company Information. None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in (i) the Registration Statement will, at the time the Registration Statement is filed with the SEC, at any time the Registration Statement is amended or supplemented or at the time the Registration Statement becomes effective under the Securities Act, or (ii) the Joint Proxy Statement/Prospectus will, at the date the Joint Proxy Statement/Prospectus or any amendment or supplement is first mailed to stockholders of the Company or stockholders of the Acquiror or at the time of the Company Stockholders Meeting or the Acquiror Stockholders Meeting, in each case, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, except that no representation or warranty is made by the Company with respect to information supplied by the Acquiror, Merger Sub or the Acquiror Adviser for inclusion or incorporation by reference in the Registration Statement or the Joint Proxy Statement/Prospectus.

3.11. Taxes and Tax Returns.

(a) The Company and each of its Consolidated Subsidiaries has duly and timely filed (taking into account all applicable extensions) all material Tax Returns required to be filed by it on or prior to the date of this Agreement (all such Tax Returns being accurate and complete in all material respects), has paid all material Taxes shown thereon as arising, or required to be shown thereon, and has duly paid or made provision for the payment of all material Taxes that have been incurred or are due or claimed to be due from it by federal, state, foreign or local taxing authorities other than Taxes that are not yet delinquent or are being contested in good faith, have not been finally determined and have been adequately reserved against under GAAP. No material Tax Return of the Company or any Consolidated Subsidiary has been examined by the Internal Revenue Service (the “IRS”) or other relevant taxing authority. There are no material disputes pending, or written claims asserted, for Taxes or assessments upon the Company or any of its Consolidated Subsidiaries for which the Company does not have reserves that are adequate under GAAP. Neither the Company nor any of its Consolidated Subsidiaries is a party to or is bound by any Tax sharing, allocation or indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among the Company and its Consolidated Subsidiaries). Within the past five years (or otherwise as part of a “plan (or series of related transactions)” within the meaning of Section 355(e) of the Code of which the Merger is also a part), neither the Company nor any of its Consolidated Subsidiaries has been a “distributing corporation” or a “controlled corporation” in a distribution of stock which qualified or was intended to qualify under Section 355(a) of the Code and to which Section 355 of the Code (or so much of Section 356 of the Code, as it relates to Section 355 of the Code) applied or was intended to apply. Neither the Company nor any of its Consolidated Subsidiaries is required to include in income any adjustment pursuant to Section 481(a) of the Code, no such adjustment has been proposed by the IRS and no pending request for permission to change any accounting method has been submitted by the Company or any of its Consolidated Subsidiaries. Neither the Company nor any of its Consolidated Subsidiaries has participated in a “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2). If the Company or any of its Consolidated Subsidiaries has participated in a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b), such entity has properly disclosed such transaction in accordance with the applicable Tax regulations.

(b) The Company made a valid election under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code to be taxed as a “regulated investment company” (a “RIC”). The Company has qualified as a RIC at all times since the beginning of its first taxable year ended December 31, 2011 and expects to continue to so qualify through the Effective Time. No challenge to the Company’s status as a RIC is pending or has been threatened orally or in writing. For each taxable year of the Company ending on or before the Effective Time, the Company has satisfied the distribution requirements imposed on a regulated investment company under Section 852 of the Code (assuming for these purposes that any Tax Dividend declared by the Company after the date of this Agreement has been timely paid).

(c) Prior to the Closing Date, the Company shall have declared and paid a Tax Dividend with respect to all taxable years ended prior to the Effective Time. Prior to the Closing Date, the Company shall have declared a Tax Dividend with respect to the final taxable year ending with its complete liquidation.

(d) The Company and its Consolidated Subsidiaries have complied in all material respects with all applicable Laws relating to the payment and withholding of Taxes and have, within the time and in the manner prescribed by applicable Law, in all material respects, withheld from and paid over all amounts required to be so withheld and paid over under applicable Laws.

(e) The Company is not aware of any fact or circumstance that could reasonably be expected to prevent the Mergers from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

(f) The Company has no “earnings and profits” for U.S. federal income Tax purposes described in Section 852(a)(2)(B) of the Code.

(g) The Company Previously Disclosed each asset the disposition of which would be subject to the rules similar to Section 1374 of the Code as prescribed in IRS Notice 88-19, 1988-1 C.B. 486, or Treasury Regulation Section 1.337(d)-7 and the amount of “net unrealized built-in gain” (within the meaning of Section 1374(d) of the Code) on each such asset. Other than as Previously Disclosed, the Company is not now and will not be subject to corporate-level income taxation on the sale, transfer or other disposition of its assets currently held as a result of the application of Section 337(d) of the Code or the Treasury Regulations promulgated thereunder.

(h) No claim has been made in writing by a taxing authority in a jurisdiction where the Company or any of its Consolidated Subsidiaries does not file Tax Returns that the Company or any such Consolidated Subsidiary is or may be subject to taxation by that jurisdiction, and which, if upheld, would reasonably result in a material Tax liability.

(i) Neither the Company nor any of its Consolidated Subsidiaries has, or has ever had, a permanent establishment in any country other than the United States.

(j) Neither the Company nor any of its Consolidated Subsidiaries has requested a private letter ruling from the IRS or comparable rulings from other taxing authorities.

(k) Neither the Company nor any of its Consolidated Subsidiaries has any liability for the Taxes of another Person other than the Company and its Consolidated Subsidiaries under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee, successor or payable pursuant to a contractual obligation.

(l) Neither the Company nor any of its Consolidated Subsidiaries has ever been a member of a consolidated, combined or unitary Tax group (other than such a group the common parent of which is the Company or any of its Consolidated Subsidiaries).

(m) There are no material Liens for Taxes (other than Taxes not yet due and payable) upon any of the assets of the Company or any of its Consolidated Subsidiaries.

3.12. Litigation. There are no material Proceedings pending or, to the Company’s knowledge, threatened against the Company or any of its Consolidated Subsidiaries. There is no Order binding upon the Company or any of its Consolidated Subsidiaries other than such Orders as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole.

3.13. Employee Matters. Neither the Company nor any of its Consolidated Subsidiaries has (i) any employees or (ii) any “employee benefit plans” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, or any employment, bonus, incentive, vacation, stock option or other equity based, severance, termination, retention, change of control, profit sharing, fringe benefit, health, medical or other similar plan, program or agreement (collectively, “Employee Benefit Plans”).

3.14. Certain Contracts.

(a) The Company has Previously Disclosed a complete and accurate list of, and true and complete copies have been delivered or made available (including via EDGAR) to the Acquiror of, all Contracts (collectively, the “Company Material Contracts”) to which, as of the date hereof, the Company or any of its Consolidated Subsidiaries is a party, or by which the Company or any of its Consolidated Subsidiaries may be bound, or, to the knowledge of the Company, to which it or any of its Consolidated Subsidiaries or their respective assets or properties may be subject, with respect to:

(i) any Contract that is a “material contract” within the meaning of Item 601(b)(10) of the SEC’s Regulation S-K;

(ii) any loans or credit agreements, mortgages, indentures and other agreements and instruments pursuant to which any Indebtedness of the Company or any of its Consolidated Subsidiaries in an aggregate principal amount in excess of $5,000,000 is outstanding or may be incurred, or any guarantee by the Company or any of its Consolidated Subsidiaries of any Indebtedness in an aggregate principal amount in excess of $5,000,000;

(iii) any non-competition or non-solicitation Contract or any other Contract that limits, purports to limit, or would reasonably be expected to limit in each case in any material respect the manner in which, or the localities in which, any material business of the Company and its Consolidated Subsidiaries, taken as a whole, is or could be conducted or the types of business that the Company and its Consolidated Subsidiaries conducts or may conduct; or

(iv) any Contract that obligates the Company or any of its Consolidated Subsidiaries to conduct any business that is material to the Company and its Consolidated Subsidiaries, taken as a whole, on an exclusive basis with any third party, or upon consummation of the Mergers, will obligate the Acquiror, the Surviving Company or any of their Consolidated Subsidiaries to conduct business with any third-party on an exclusive basis.

(b) Each Company Material Contract is (x) valid and binding on the Company or its applicable Consolidated Subsidiary and, to the Company’s knowledge, each other party thereto, (y) enforceable against the Company or its applicable Consolidated Subsidiary in accordance with its terms (subject to the Enforceability Exception), and (z) is in full force and effect other than in each case as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole. The Company Advisory Agreement has been approved by the Company Board and stockholders of the Company in accordance with Section 15 of the Investment Company Act. Neither the Company nor any of its Consolidated Subsidiaries nor, to the Company’s knowledge, any other party thereto, is in material breach of any provisions of or in default (or, with the giving of notice or lapse of time or both, would be in default) under, and has not taken any action resulting in the termination of, acceleration of performance required by, or resulting in a right of termination or acceleration under, any Company Material Contract other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company. No Company Material Contract has been amended, modified or supplemented other than as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole. No event has occurred with respect to the Company or any of its Consolidated Subsidiaries that, with or without the giving of notice, the lapse of time or both, would constitute a breach or default under any Company Material Contract other than as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole.

3.15. Insurance Coverage. All material insurance policies maintained by the Company or any of its Consolidated Subsidiaries and that name the Company or any of its Consolidated Subsidiaries as an insured (each, a “Company Insurance Policy”), including the fidelity bond required by the Investment Company Act, are in full force and effect and all premiums due and payable with respect to each Company Insurance Policy have been paid. Neither the Company nor any of its Consolidated Subsidiaries has received written notice of cancellation of any Company Insurance Policy.

3.16. Intellectual Property. The Company and its Consolidated Subsidiaries own, possess or have a valid license or other adequate rights to use all patents, patent applications, patent rights, trademarks, trademark applications, trademark rights, trade names, trade name rights, service marks, service mark applications, service mark rights, copyrights, computer programs and other proprietary intellectual property rights (collectively, “Intellectual Property Rights”) that are material to the conduct of the business of the Company and its Consolidated Subsidiaries taken as a whole (hereinafter, “Company Intellectual Property Rights”), except where the failure to own, possess or have adequate rights would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company. No claims are pending for which the Company has received written notice or, to the knowledge of the Company, threatened (i) that the Company or any of its Consolidated Subsidiaries is infringing or otherwise violating the rights of any Person with regard to any Intellectual Property Right, or (ii) that any Company Intellectual Property Right is invalid or unenforceable. To the knowledge of the Company, no Person is infringing, misappropriating or using without authorization the rights of the Company or any of its Consolidated Subsidiaries with respect to any Intellectual Property Right, except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole.

3.17. Real Property. Neither the Company nor any of its Consolidated Subsidiaries owns or leases any real property.

3.18. Investment Assets. Each of the Company and its Consolidated Subsidiaries has good title to all securities, Indebtedness and other financial instruments owned by it, free and clear of any material Liens, except to the extent such securities, Indebtedness or other financial instruments, as applicable, are pledged to secure obligations of the Company or its Consolidated Subsidiaries pursuant to credit agreements that have been Previously Disclosed and except for Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business.

3.19. State Takeover Laws. The Company Board has taken all action necessary to render inapplicable to the Merger the restrictions on business combinations contained in Subtitle 6 of Title 3 of the MGCL. Moreover, the restrictions on control share acquisitions contained in Subtitle 7 of Title 3 of the MGCL are not applicable to the Merger, and no other “business combination,” “control share acquisition,” “fair price,” “moratorium” or other similar antitakeover statutes or regulations enacted under state or federal Laws in the United States (any such Laws, “Takeover Statutes”) are applicable to this Agreement, the Mergers or the other Transactions.

3.20. Appraisal Rights. In accordance with Section 3-202 of the MGCL and the Company Charter, no dissenters’ rights, appraisal rights or rights of an objecting stockholder shall be available to holders of Company Common Stock in connection with the Transactions.

3.21. Opinion of Financial Advisor. Prior to the execution of this Agreement, the Company Board and the Company Special Committee have received the opinion of Keefe, Bruyette & Woods, Inc., financial advisor to the Company Special Committee, to the effect that, as of the date of such opinion and based upon and subject to the various assumptions, limitations, qualifications and other matters set forth therein, the Merger Consideration (disregarding cash for fractional shares) and the per share cash amount of the Company Stockholders Payment, taken together, was fair, from a financial point of view, to the holders of Company Common Stock.

3.22. Chapter 11. Neither the Company nor any of its Consolidated Subsidiaries is under the jurisdiction of a court in a “title 11 or similar case” (as defined in Section 368(a)(3)(A) of the Code).

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE ACQUIROR AND MERGER SUB

Except with respect to matters that have been Previously Disclosed, the Acquiror and Merger Sub hereby jointly and severally represent and warrant to the Company that:

4.1. Corporate Organization.

(a) The Acquiror is a corporation duly incorporated and validly existing under the Laws of the State of Maryland and in good standing with the MD SDAT, and Merger Sub is a corporation duly incorporated and validly existing under the Laws of the State of Maryland and in good standing with the MD SDAT. The Acquiror has previously elected to be regulated as a BDC, as defined in Section 2(a)(48) of the Investment Company Act, and is listed on NASDAQ. Each of the Acquiror and Merger Sub has the requisite corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, in each case, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror. The Acquiror has duly elected to be regulated as a BDC, and such election has not been revoked or withdrawn and is in full force and effect.

(b) True, complete and correct copies of the Articles of Amendment and Restatement of the Acquiror, as amended, supplemented and restated (the “Acquiror Charter”), and the Amended and Restated Bylaws of the Acquiror (the “Acquiror Bylaws”), as in effect as of the date of this Agreement, have previously been publicly filed by the Acquiror.

(c) Each Consolidated Subsidiary of the Acquiror (i) is duly incorporated or duly formed, as applicable to each such Consolidated Subsidiary, and validly existing and in good standing under the Laws of its jurisdiction of incorporation or organization, as applicable, (ii) has the requisite corporate (or similar) power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted and (iii) is duly licensed or qualified to do business as a foreign corporation or other business entity in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, other than in the case of clauses (ii) and (iii), as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror.

4.2. Capitalization.

(a) The authorized capital stock of the Acquiror consists of 130,000,000 shares of Acquiror Common Stock, of which 65,253,275 shares were outstanding as of the close of business on September 30, 2023 (the “Acquiror Capitalization Date”). All of the issued and outstanding shares of Acquiror Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability with respect to the Acquiror attaching to the ownership thereof. All of the shares of Acquiror Common Stock constituting the Merger Consideration will be, when issued pursuant to the terms of the Merger, duly authorized and validly issued and fully paid, nonassessable and free of preemptive rights, with no personal liability with respect to the Acquiror attaching to the ownership thereof. As of the date of this Agreement, no Indebtedness having the right to vote on any matters on which stockholders of the Acquiror may vote (“Acquiror Voting Debt”) is issued or outstanding. As of the Acquiror Capitalization Date, except pursuant to the Acquiror’s dividend reinvestment plan, the Acquiror does not have and is not bound by any Rights calling for the purchase or issuance of, or the payment of any amount based on, any shares of Acquiror Common Stock, Acquiror Voting Debt or any other equity securities of the Acquiror or any securities representing the right to purchase or otherwise receive any shares of Acquiror Common Stock, Acquiror Voting Debt or other equity securities of the Acquiror. There are no obligations of the

Acquiror or any of its Consolidated Subsidiaries (i) to repurchase, redeem or otherwise acquire any shares of capital stock of the Acquiror, Acquiror Voting Debt or any equity security of the Acquiror or its Consolidated Subsidiaries or any securities representing the right to purchase or otherwise receive any shares of capital stock, Acquiror Voting Debt or any other equity security of the Acquiror or its Consolidated Subsidiaries or (ii) pursuant to which the Acquiror or any of its Consolidated Subsidiaries is or could be required to register shares of the Acquiror’s capital stock or other securities under the Securities Act. All of the outstanding shares of Acquiror Common Stock have been issued in compliance with applicable Law in all material respects.

(b) All of the issued and outstanding shares of capital stock or other equity ownership interests of each Consolidated Subsidiary of the Acquiror are owned by the Acquiror, directly or indirectly, free and clear of any Liens, and all of such shares or equity ownership interests are duly authorized and validly issued and are fully paid, nonassessable (in respect of corporate entities) and free of preemptive rights. No Consolidated Subsidiary of the Acquiror has or is bound by any outstanding Rights calling for the purchase or issuance of, or the payment of any amount based on, any shares of capital stock or any other equity security of such Consolidated Subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of such Consolidated Subsidiary.

4.3. Authority; No Violation.

(a) The Acquiror has all requisite corporate power and authority to execute and deliver this Agreement and, subject to obtaining the Acquiror Requisite Vote, consummate the Transactions. The execution and delivery of this Agreement and the consummation of the Transactions have been duly and validly approved by the Acquiror Board. Merger Sub has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the Transactions. The execution and delivery of this Agreement and the consummation of the Transactions have been duly and validly approved by the board of directors of Merger Sub. The Acquiror Board (on the recommendation of the Acquiror Special Committee) has unanimously (i) determined that (A) this Agreement and the terms of the Mergers and the related Transactions are advisable, fair to and in the best interests of the Acquiror and its stockholders and (B) the interests of the Acquiror’s existing stockholders will not be diluted as a result of the Transactions, (ii) approved, adopted and declared advisable this Agreement and the Transactions (including the Merger and the Acquiror Matters), (iii) directed that the approval of the Acquiror Matters be submitted to the Acquiror’s stockholders at a duly held meeting of such stockholders (the “Acquiror Stockholders Meeting”) and (iv) resolved to recommend that the stockholders of the Acquiror approve the Acquiror Matters. The board of directors of Merger Sub has unanimously determined that this Agreement and the terms of the Mergers and the related Transactions are advisable, fair to and in the best interests of Merger Sub and its sole stockholder; approved, adopted and declared advisable this Agreement and the Transactions (including the Merger); and resolved to recommend the approval of the Transactions (including the Merger) by the Acquiror, in the Acquiror’s capacity as the sole stockholder of Merger Sub. Except for receipt of the approval of the Acquiror Matters by at least a majority of the total votes cast by the holders of Acquiror Common Stock at the Acquiror Stockholders Meeting (the “Acquiror Requisite Vote”), and the approval of the Transactions by the Acquiror, as the sole stockholder of Merger Sub (which approval shall occur promptly following the execution of this Agreement), the Mergers and the other Transactions have been authorized by all necessary corporate action on the part of the Acquiror and Merger Sub. This Agreement has been duly and validly executed and delivered by the Acquiror and Merger Sub and (assuming due authorization, execution and delivery by the Company and the Acquiror Adviser) this Agreement constitutes the valid and binding obligation of each of the Acquiror and Merger Sub, enforceable against each of the Acquiror and Merger Sub in accordance with its terms (except as may be limited by the Enforceability Exception).

(b) Neither the execution and delivery of this Agreement by the Acquiror and Merger Sub, nor the consummation by the Acquiror or Merger Sub of the Transactions, nor the performance of this Agreement by the Acquiror and Merger Sub, will (i) violate any provision of the Acquiror Charter, the Acquiror Bylaws or the articles of incorporation or bylaws of Merger Sub or (ii) assuming that the consents, approvals and filings referred to in Section 4.3(a) and Section 4.4 are duly obtained and/or made, (A) violate any Law or Order applicable to the Acquiror or any of its Consolidated Subsidiaries or (B) except as Previously Disclosed, violate, conflict with, result in a breach of or the loss of any benefit under, constitute a default (or an event that, with or without the giving of notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, require the consent, approval or authorization of, or notice to or filing with any third-party with respect to, or result in the creation of any Lien upon any of the respective properties or assets of the Acquiror or any of its Consolidated Subsidiaries under, any of the terms, conditions or provisions of any Permit, Contract or other obligation to which the Acquiror or any of its Consolidated Subsidiaries is a party or by which any of them or any of their respective properties or assets is bound except, with respect to clause (ii)(B), any such violation, conflict, breach, loss, default, termination, cancellation, acceleration, consent, approval or creation that would not, individually or in the aggregate, reasonably be expected to be material to the Acquiror and its Consolidated Subsidiaries, taken as a whole.

4.4. Governmental Consents. No consents or approvals of, or filings or registrations with, any Governmental Entity are necessary in connection with the consummation by the Acquiror or Merger Sub of the Merger and the other Transactions, except for (i) the filing with the SEC of the Joint Proxy Statement/Prospectus and the Registration Statement in which the Joint Proxy Statement/Prospectus will be included as a prospectus, and declaration of effectiveness of the Registration Statement by the SEC, (ii) the filing of the First Articles of Merger with and the acceptance for the record of the First Articles of Merger by the MD SDAT in respect of the Merger, (iii) the filing of the Second Articles of Merger with and the acceptance for the record of the Second Articles of Merger by the MD SDAT in respect of the Second Merger, (iv) any notices or filings under the HSR Act, (v) approval of the listing on NASDAQ of the shares of Acquiror Common Stock to be issued as Merger Consideration under this Agreement, (vi) the reporting of this Agreement on a Current Report on Form 8-K and (vii) any such consents, approvals, filings or registrations that the failure to obtain or make would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror.

4.5. Reports.

(a) The Acquiror has timely filed or furnished all forms, statements, certifications, reports and documents that it was required to file since the Applicable Date with the SEC (such filings since the Applicable Date, the “Acquiror SEC Reports”), except as would not, individually or in the aggregate, reasonably be expected to be material to the Acquiror and its Consolidated Subsidiaries taken as a whole. To the Acquiror’s knowledge, no Acquiror SEC Report, at the time filed or furnished with the SEC, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances in which they were made, not misleading. To the Acquiror’s knowledge, all Acquiror SEC Reports, as of their respective dates, complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto. None of the Consolidated Subsidiaries of the Acquiror is required to make any filing with the SEC.

(b) Neither the Acquiror nor any of its Consolidated Subsidiaries is subject to any cease-and-desist or other Order or enforcement action issued by, or is a party to any Contract, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, any Governmental Entity that currently restricts in any material respect the conduct of its business (or to the Acquiror’s knowledge that, upon consummation of the Mergers, would restrict in any material respect the conduct of the business of the Acquiror or any of its Consolidated Subsidiaries), or that in any material manner relates to its capital adequacy, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its business, other than those of general application that apply to similarly situated BDCs or their Consolidated Subsidiaries, nor has the Acquiror or any of its Consolidated Subsidiaries been advised in writing or, to the knowledge of the Acquiror, verbally, by any Governmental Entity that it is considering issuing, initiating, ordering, or requesting any of the foregoing.

(c) The Acquiror has made available to the Company all material correspondence with the SEC since the Applicable Date and, as of the date of this Agreement, to the knowledge of the Acquiror, (i) there are no unresolved comments from the SEC with respect to the Acquiror SEC Reports or any SEC examination of the Acquiror and (ii) none of the Acquiror SEC Reports is subject to any ongoing review by the SEC.

4.6. Acquiror Financial Statements.

(a) The financial statements, including the related consolidated schedules of investments, of the Acquiror and its Consolidated Subsidiaries included (or incorporated by reference) in the Acquiror SEC Reports (including the related notes, where applicable) (i) fairly present in all material respects the consolidated results of operations, cash flows, changes in net assets and consolidated financial position of the Acquiror and its Consolidated Subsidiaries for the respective fiscal periods or as of the respective dates therein set forth (except that unaudited statements may not contain notes and are subject to recurring year-end audit adjustments normal in nature and amount), (ii) to the Acquiror’s knowledge, have complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto and (iii) have been prepared in all material respects in accordance with GAAP consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto. Deloitte has not resigned, threatened resignation or been dismissed as the Acquiror’s independent public accountant as a result of or in connection with any disagreements with the Acquiror on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

(b) Except for (A) liabilities reflected or reserved against on the consolidated unaudited balance sheet of the Acquiror as of September 30, 2023 included in the unaudited financial statements set forth in the Acquiror’s quarterly report on Form 10-Q for the quarter ended September 30, 2023 (the “Acquiror Balance Sheet”), (B) liabilities incurred in the ordinary course of business since September 30, 2023, (C) liabilities incurred in connection with this Agreement and the Transactions, (D) liabilities otherwise disclosed in the Acquiror SEC Reports and (E) liabilities that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror, neither the Acquiror nor any of its Consolidated Subsidiaries has any liabilities that would be required to be reflected or reserved against in the Acquiror Balance Sheet in accordance with GAAP.

(c) Neither the Acquiror nor any of its Consolidated Subsidiaries is a party to or has any commitment to become a party to any off-balance sheet joint venture, partnership or similar contract with any unconsolidated Affiliate or “off-balance sheet arrangement” (as defined in Item 303(a) of Regulation S-K promulgated under the Exchange Act).

(d) Since the Applicable Date, (i) neither the Acquiror nor any of its Consolidated Subsidiaries nor, to the knowledge of the Acquiror, any director, officer, auditor, accountant or Representative of the Acquiror or any of its Consolidated Subsidiaries has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Acquiror or any of its Consolidated Subsidiaries or their respective internal accounting controls, including any complaint, allegation, assertion or claim that the Acquiror or any of its Consolidated Subsidiaries has engaged in questionable or illegal accounting or auditing practices or maintains inadequate internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act), and (ii) no attorney representing the Acquiror or any of its Consolidated Subsidiaries, whether or not employed by the Acquiror or any of its Consolidated Subsidiaries, has reported evidence of a material violation of securities laws, breach of duty or similar violation by the Acquiror or any of its directors, officers or agents to the Acquiror Board or any committee thereof or to any director or officer of the Acquiror.

(e) To the Acquiror’s knowledge, since the Applicable Date, Deloitte, which has expressed its opinion with respect to the financial statements of the Acquiror and its Consolidated Subsidiaries included in the Acquiror SEC Reports (including the related notes), has been (i) “independent” with respect to the Acquiror and its Consolidated Subsidiaries within the meaning of Regulation S-X, and (ii) in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the related rules of the SEC and the Public Company Accounting Oversight Board.

(f) To the Acquiror’s knowledge, since the Applicable Date, PricewaterhouseCoopers LLP, which has expressed its opinion with respect to the financial statements of the Acquiror and its Consolidated Subsidiaries included in the Acquiror SEC Reports (including the related notes), has been (i) “independent” with respect to the Acquiror and its Consolidated Subsidiaries within the meaning of Regulation S-X, and (ii) in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the related rules of the SEC and the Public Company Accounting Oversight Board.

(g) The principal executive officer and principal financial officer of the Acquiror have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act, and the statements contained in any such certifications are complete and correct, and the Acquiror is otherwise in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act.

(h) The Acquiror has in all material respects:

(i) designed and maintained a system of disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) promulgated under the Exchange Act) to ensure that all information (both financial and non-financial) required to be disclosed by the Acquiror in the reports that it files or submits to the SEC under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that such information is accumulated and communicated to the Acquiror’s management as appropriate to allow timely decisions regarding required disclosure and to allow the Acquiror’s principal executive officer and principal financial officer to make the certifications required under the Exchange Act with respect to such reports;

(ii) designed and maintained a system of internal controls over financial reporting sufficient to provide reasonable assurance concerning the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization, (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (E) the Acquiror’s management, with the participation of the Acquiror’s principal executive and financial officers, has completed an assessment of the effectiveness of the Acquiror’s internal controls over financial reporting for the fiscal year ended December 31, 2022 in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act, and such assessment concluded that the Acquiror maintained, in all material respects, effective internal control over financial reporting as of December 31, 2022, using the framework specified in the Acquiror’s Annual Report on Form 10-KT for the nine months ended December 31, 2022; and

(iii) (A) disclosed, based on its most recent evaluation, to its auditors and the audit committee of the Acquiror Board (1) any significant deficiencies or material weaknesses (as defined in the relevant Statement of Auditing Standards) in the design or operation of the Acquiror’s internal controls over financial reporting that are reasonably likely to adversely affect its ability to record, process, summarize and report financial data and (2) any fraud, whether or not material, that involves management or other individuals who have a significant role in its internal controls over financial reporting and (B) identified for the Acquiror’s auditors any material weaknesses in internal controls.

(i) The fair market value of the Acquiror’s investments as of September 30, 2023 (i) was determined in accordance with ASC Topic 820 and (ii) reflects a reasonable estimate of the fair value of such investments as determined in good faith, in accordance with Rule 2a-5 under the Investment Company Act.

(j) To the Acquiror’s knowledge, there is no fraud or suspected fraud affecting the Acquiror involving management of the Acquiror who have significant roles in the Acquiror’s internal control over financial reporting.

4.7. Broker’s Fees. Neither the Acquiror nor any of its Consolidated Subsidiaries nor any of their respective directors, officers or agents has utilized any broker, finder or financial advisor or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Mergers or the other Transactions, other than to Lazard Frères & Co. LLC pursuant to an engagement letter, a true, complete and correct copy of which has been previously delivered to the Company.

4.8. Absence of Changes or Events. Since the Acquiror’s last quarterly report on Form 10-Q, (i) except as expressly permitted or required by or in connection with the execution and delivery of this Agreement and the consummation of the Transactions, the business of the Acquiror and its Consolidated Subsidiaries has been conducted in the ordinary course of business, (ii) there has not been any Effect that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror and (iii) there has not been any material action that, if it had been taken after the date hereof, would have required the consent of the Company under Sections 6.1 or 6.3.

4.9. Compliance with Applicable Law; Permits.

(a) Each of the Acquiror and each of its Consolidated Subsidiaries is in compliance, and has been operated in compliance, in all material respects, with all applicable Laws, including, if and to the extent applicable, the Investment Company Act, the Securities Act and the Exchange Act other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror. The Acquiror has not received any written or, to the Acquiror’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any applicable Laws, which non-compliance would, individually or in the aggregate, reasonably be expected to be material to the Acquiror and its Consolidated Subsidiaries, taken as a whole. The Acquiror has operated in compliance with all listing standards of NASDAQ since the Applicable Date other than as would not, individually or in the aggregate, reasonably be expected to be material to the Acquiror and its Consolidated Subsidiaries, taken as a whole.

(b) The Acquiror is in compliance, and since the Applicable Date, has complied with its investment policies and restrictions and portfolio valuation methods, if any, as such policies and restrictions have been set forth in its registration statement (as amended from time to time) or reports that it has filed with the SEC under the Exchange Act and applicable Laws, if any, other than any non-compliance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror.

(c) The Acquiror has written policies and procedures adopted pursuant to Rule 38a-1 under the Investment Company Act that are reasonably designed to prevent material violations of the “Federal Securities Laws,” as such term is defined in Rule 38a-1(e)(1) under the Investment Company Act. There have been no “Material Compliance Matters” for the Acquiror, as such term is defined in Rule 38a-1(e)(2) under the Investment Company Act, other than those that have been reported to the Acquiror Board and satisfactorily remedied or are in the process of being remedied or those that would not, individually or in the aggregate, reasonably be expected to be material to the Acquiror and its Consolidated Subsidiaries, taken as a whole.

(d) Each of the Acquiror and each of its Consolidated Subsidiaries holds and is in compliance with all Permits required in order to permit the Acquiror and each of its Consolidated Subsidiaries to own or lease their properties and assets and to conduct their businesses under and pursuant to all applicable Law as presently conducted, other than any failure to hold or non-compliance with any such Permit that would not, individually or in the aggregate, reasonably be expected to be material to the Acquiror and its Consolidated Subsidiaries, taken as a whole. All such Permits are valid and in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to be material to the Acquiror and its Consolidated Subsidiaries, taken as a whole. The Acquiror has not received any written or, to the Acquiror’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any such Permits, and no Proceeding is pending or threatened in writing to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would, individually or in the aggregate, reasonably be expected to be material to the Acquiror and its Consolidated Subsidiaries, taken as a whole.

(e) No “affiliated person” (as defined under the Investment Company Act) of the Acquiror has been subject to disqualification to serve in any capacity contemplated by the Investment Company Act for any investment company (including a BDC) under Sections 9(a) and 9(b) of the Investment Company Act, unless, in each case, such Person has received exemptive relief from the SEC with respect to any such disqualification. There is no material Proceeding pending and served or, to the knowledge of the Acquiror, threatened that would result in any such disqualification.

(f) The minute books and other similar records of the Acquiror maintained since the Applicable Date contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the stockholders of the Acquiror, the Acquiror Board and any committees of the Acquiror Board.

4.10. Acquiror Information. None of the information supplied or to be supplied by the Acquiror for inclusion or incorporation by reference in (i) the Registration Statement will, at the time the Registration Statement is filed with the SEC, at any time the Registration Statement is amended or supplemented or at the time the Registration Statement becomes effective under the Securities Act, or (ii) the Joint Proxy Statement/Prospectus will, at the date the Joint Proxy Statement/Prospectus or any amendment or supplement is first mailed to stockholders of the Company or stockholders of the Acquiror or at the time of the Company Stockholders Meeting or the Acquiror Stockholders Meeting, in each case, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, except that no representation or warranty is made by the Acquiror with respect to information supplied by the Company or the Acquiror Adviser for inclusion or incorporation by reference in the Registration Statement or the Joint Proxy Statement/Prospectus.

4.11. Taxes and Tax Returns.

(a) The Acquiror and each of its Consolidated Subsidiaries has duly and timely filed (taking into account all applicable extensions) all material Tax Returns required to be filed by it on or prior to the date of this Agreement (all such Tax Returns being accurate and complete in all material respects), has paid all material Taxes shown thereon as arising, or required to be shown thereon, and has duly paid or made provision for the payment of all material Taxes that have been incurred or are due or claimed to be due from it by federal, state, foreign or local taxing authorities other than Taxes that are not yet delinquent or are being contested in good faith, have not been finally determined and have been adequately reserved against under GAAP. No material Tax Return of the Acquiror or any Consolidated Subsidiary has been examined by the IRS or other relevant taxing authority. There are no material disputes pending, or written claims asserted, for Taxes or assessments upon the Acquiror or any of its Consolidated Subsidiaries for which the Acquiror does not have reserves that are adequate under GAAP. Neither the Acquiror nor any of its Consolidated Subsidiaries is a party to or is bound by any Tax sharing, allocation or indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among the Acquiror and its Consolidated Subsidiaries). Within the past five years (or otherwise as part of a “plan (or series of related transactions)” within the meaning of Section 355(e) of the Code of which the Merger is also a part), neither the Acquiror nor any of its Consolidated Subsidiaries has been a “distributing corporation” or a “controlled corporation” in a distribution of stock which qualified or was intended to qualify under Section 355(a) of the Code and to which Section 355 of the Code (or so much of Section 356 of the Code, as it relates to Section 355 of the Code) applied or was intended to apply. Neither the Acquiror nor any of its Consolidated Subsidiaries is required to include in income any adjustment pursuant to Section 481(a) of the

Code, no such adjustment has been proposed by the IRS and no pending request for permission to change any accounting method has been submitted by the Acquiror or any of its Consolidated Subsidiaries. Neither the Acquiror nor any of its Consolidated Subsidiaries has participated in a “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2). If the Acquiror or any of its Consolidated Subsidiaries has participated in a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b), such entity has properly disclosed such transaction in accordance with the applicable Tax regulations.

(b) The Acquiror made a valid election under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code to be taxed as a RIC. The Acquiror has qualified as a RIC at all times since the beginning of its first taxable year ended December 31, 2004 and expects to continue to so qualify through the Second Effective Time. No challenge to the Acquiror’s status as a RIC is pending or has been threatened orally or in writing. For each taxable year of the Acquiror ending on or before the Second Effective Time, the Acquiror has satisfied the distribution requirements imposed on a regulated investment company under Section 852 of the Code.

(c) Merger Sub is a newly formed entity created for the purpose of undertaking the Merger and is wholly owned directly by the Acquiror. Prior to the Effective Time, Merger Sub will not have engaged in any other business activities and will have incurred no liabilities or obligations other than as contemplated by this Agreement.

(d) The Acquiror and its Consolidated Subsidiaries have complied in all material respects with all applicable Laws relating to the payment and withholding of Taxes and have, within the time and in the manner prescribed by applicable Law, in all material respects, withheld from and paid over all amounts required to be so withheld and paid over under applicable Laws.

(e) The Acquiror is not aware of any fact or circumstance that could reasonably be expected to prevent the Mergers from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

(f) The Acquiror has no “earnings and profits” for U.S. federal income Tax purposes described in Section 852(a)(2)(B) of the Code.

(g) The Acquiror Previously Disclosed each asset the disposition of which would be subject to rules similar to Section 1374 of the Code as prescribed in IRS Notice 88-19, 1988-1 C.B. 486, or Treasury Regulation Section 1.337(d)-7 and the amount of “net unrealized built-in gain” (within the meaning of Section 1374(d) of the Code) on each such asset. Other than as Previously Disclosed, the Acquiror is not now and will not be subject to corporate-level income taxation on the sale, transfer or other disposition of its assets currently held as a result of the application of Section 337(d) of the Code or the Treasury Regulations promulgated thereunder.

(h) No claim has been made in writing by a taxing authority in a jurisdiction where the Acquiror or any of its Consolidated Subsidiaries does not file Tax Returns that the Acquiror or any such Consolidated Subsidiary is or may be subject to taxation by that jurisdiction, and which, if upheld, would reasonably result in a material Tax liability.

(i) Neither the Acquiror nor any of its Consolidated Subsidiaries has, or has ever had, a permanent establishment in any country other than the United States.

(j) Neither the Acquiror nor any of its Consolidated Subsidiaries has requested a private letter ruling from the IRS or comparable rulings from other taxing authorities.

(k) Neither the Acquiror nor any of its Consolidated Subsidiaries has any liability for the Taxes of another Person other than the Acquiror and its Consolidated Subsidiaries under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee, successor or payable pursuant to a contractual obligation.

(l) Neither the Acquiror nor any of its Consolidated Subsidiaries has ever been a member of a consolidated, combined or unitary Tax group (other than such a group the common parent of which is the Acquiror or any of its Consolidated Subsidiaries).

(m) There are no material Liens for Taxes (other than Taxes not yet due and payable) upon any of the assets of the Acquiror or any of its Consolidated Subsidiaries.

4.12. Litigation. There are no material Proceedings pending or, to the Acquiror’s knowledge, threatened against the Acquiror or any of its Consolidated Subsidiaries. There is no Order binding upon the Acquiror or any of its Consolidated Subsidiaries other than such Orders as would not, individually or in the aggregate, reasonably be expected to be material to the Acquiror and its Consolidated Subsidiaries, taken as a whole.

4.13. Employee Matters. Neither the Acquiror nor any of its Consolidated Subsidiaries has (i) any employees or (ii) any Employee Benefit Plans.

4.14. Certain Contracts.

(a) The Acquiror has Previously Disclosed a complete and accurate list of, and true and complete copies have been delivered or made available (including via EDGAR) to the Company of, all Contracts (collectively, the “Acquiror Material Contracts”) to which, as of the date hereof, the Acquiror or any of its Consolidated Subsidiaries is a party, or by which the Acquiror or any of its Consolidated Subsidiaries may be bound, or, to the knowledge of the Acquiror, to which it or any of its Consolidated Subsidiaries or their respective assets or properties may be subject, with respect to:

(i) any Contract that is a “material contract” within the meaning of Item 601(b)(10) of the SEC’s Regulation S-K;

(ii) any loans or credit agreements, mortgages, indentures and other agreements and instruments pursuant to which any Indebtedness of the Acquiror or any of its Consolidated Subsidiaries in an aggregate principal amount in excess of $5,000,000 is outstanding or may be incurred, or any guarantee by the Acquiror or any of its Consolidated Subsidiaries of any Indebtedness in an aggregate principal amount in excess of $5,000,000;

(iii) any non-competition or non-solicitation Contract or any other Contract that limits, purports to limit, or would reasonably be expected to limit in each case in any material respect the manner in which, or the localities in which, any material business of the Acquiror and its Consolidated Subsidiaries, taken as a whole, is or could be conducted or the types of business that the Acquiror and its Consolidated Subsidiaries conducts or may conduct; or

(iv) any Contract that obligates the Acquiror or any of its Consolidated Subsidiaries to conduct any business that is material to the Acquiror and its Consolidated Subsidiaries, taken as a whole, on an exclusive basis with any third party.

(b) Each Acquiror Material Contract is (x) valid and binding on the Acquiror or its applicable Consolidated Subsidiary and, to the Acquiror’s knowledge, each other party thereto, (y) enforceable against the Acquiror or its applicable Consolidated Subsidiary in accordance with its terms (subject to the Enforceability Exception), and (z) is in full force and effect other than in each case as would not, individually or in the aggregate, reasonably be expected to be material to the Acquiror and its Consolidated Subsidiaries, taken as a whole. The investment advisory agreement between the Acquiror and the Acquiror Adviser in effect as of the date of this Agreement has been approved by the Acquiror Board and stockholders of the Acquiror in accordance with Section 15 of the Investment Company Act. Neither the Acquiror nor any of its Consolidated Subsidiaries nor, to the Acquiror’s knowledge, any other party thereto, is in material breach of any provisions of or in default (or, with the giving of notice or lapse of time or both, would be in default) under, and has not taken any action resulting in the termination of, acceleration of performance required by, or resulting in a right of termination or acceleration under, any Acquiror Material

Contract other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror. No Acquiror Material Contract has been amended, modified or supplemented other than as would not, individually or in the aggregate, reasonably be expected to be material to the Acquiror and its Consolidated Subsidiaries, taken as a whole. No event has occurred with respect to the Acquiror or any of its Consolidated Subsidiaries that, with or without the giving of notice, the lapse of time or both, would constitute a breach or default under any Acquiror Material Contract other than as would not, individually or in the aggregate, reasonably be expected to be material to the Acquiror and its Consolidated Subsidiaries, taken as a whole.

4.15. Insurance Coverage. All material insurance policies maintained by the Acquiror or any of its Consolidated Subsidiaries and that name the Acquiror or any of its Consolidated Subsidiaries as an insured (each, an “Acquiror Insurance Policy”), including the fidelity bond required by the Investment Company Act, are in full force and effect and all premiums due and payable with respect to each Acquiror Insurance Policy have been paid. Neither the Acquiror nor any of its Consolidated Subsidiaries has received written notice of cancellation of any Acquiror Insurance Policy.

4.16. Intellectual Property. The Acquiror and its Consolidated Subsidiaries own, possess or have a valid license or other adequate rights to use all Intellectual Property Rights that are material to the conduct of the business of the Acquiror and its Consolidated Subsidiaries taken as a whole (hereinafter, “Acquiror Intellectual Property Rights”), except where the failure to own, possess or have adequate rights would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror. No claims are pending for which the Acquiror has received written notice or, to the knowledge of the Acquiror, threatened (i) that the Acquiror or any of its Consolidated Subsidiaries is infringing or otherwise violating the rights of any Person with regard to any Intellectual Property Right, or (ii) that any Acquiror Intellectual Property Right is invalid or unenforceable. To the knowledge of the Acquiror, no Person is infringing, misappropriating or using without authorization the rights of the Acquiror or any of its Consolidated Subsidiaries with respect to any Intellectual Property Right, except as would not, individually or in the aggregate, reasonably be expected to be material to the Acquiror and its Consolidated Subsidiaries, taken as a whole.

4.17. Real Property. Neither the Acquiror nor any of its Consolidated Subsidiaries owns or leases any real property.

4.18. Investment Assets. Each of the Acquiror and its Consolidated Subsidiaries has good title to all securities, Indebtedness and other financial instruments owned by it, free and clear of any material Liens, except to the extent such securities, Indebtedness or other financial instruments, as applicable, are pledged to secure obligations of the Acquiror or its Consolidated Subsidiaries pursuant to credit agreements that have been Previously Disclosed and except for Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business. As of September 30, 2023, the value of investments owned by the Acquiror that are “qualifying investments” for purposes of Section 55(a) of the Investment Company Act was greater than 70% of the value of the Acquiror’s total assets (other than assets described in Section 55(a)(7) of the Investment Company Act). Neither the Acquiror nor any of its Consolidated Subsidiaries owns, or has owned since its inception, any Company Common Stock.

4.19. State Takeover Laws. The Acquiror Board has taken all action necessary to render inapplicable to the Merger the restrictions on business combinations contained in Subtitle 6 of Title 3 of the MGCL. Moreover, the restrictions on control share acquisitions contained in Subtitle 7 of Title 3 of the MGCL are not applicable to the Merger, and no other Takeover Statutes are applicable to this Agreement, the Mergers or the other Transactions.

4.20. Opinion of Financial Advisor. Prior to the execution of this Agreement, the Acquiror Special Committee has received the opinion of Lazard Frères & Co. LLC, financial advisor to the Acquiror Special Committee (the “Lazard Opinion”), to the effect that, as of the date of such opinion and based upon and subject to the various assumptions, limitations, qualifications and other matters set forth therein, the September Exchange Ratio (as defined in the Lazard Opinion) is fair, from a financial point of view, to the Acquiror.

4.21. Chapter 11. Neither the Acquiror nor any of its Consolidated Subsidiaries is under the jurisdiction of a court in a “title 11 or similar case” (as defined in Section 368(a)(3)(A) of the Code).

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE ACQUIROR ADVISER

Except with respect to matters Previously Disclosed, the Acquiror Adviser hereby represents and warrants to the Company that:

5.1. Organization. The Acquiror Adviser is a limited partnership organized and validly existing under the Laws of the State of Delaware and in good standing with the Secretary of State of the State of Delaware. The Acquiror Adviser has the requisite limited partnership power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business as a foreign limited partnership in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, in each case, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror Adviser.

5.2. Authority; No Violation.

(a) The Acquiror Adviser has all requisite limited partnership power and authority to execute and deliver this Agreement. The execution and delivery of this Agreement has been duly and validly approved by the general partner of the Acquiror Adviser. This Agreement has been duly and validly executed and delivered by the Acquiror Adviser and (assuming due authorization, execution and delivery by the Company, the Acquiror and Merger Sub) this Agreement constitutes the valid and binding obligation of the Acquiror Adviser, enforceable against the Acquiror Adviser in accordance with its terms (except as may be limited by the Enforceability Exception).

(b) Neither the execution and delivery of this Agreement by the Acquiror Adviser, nor the consummation of the Transactions, nor the performance of this Agreement by the Acquiror Adviser, will (i) violate any provision of the certificate of partnership of the Acquiror Adviser or the limited partnership agreement of the Acquiror Adviser or (ii) (A) violate any Law or Order applicable to the Acquiror Adviser or (B) except as set forth in any Contract that was Previously Disclosed, violate, conflict with, result in a breach of or the loss of any benefit under, constitute a default (or an event that, with or without the giving of notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, require the consent, approval or authorization of, or notice to or filing with any third-party with respect to, or result in the creation of any Lien upon any of the respective properties or assets of the Acquiror Adviser under, any of the terms, conditions or provisions of any Permit, Contract or other obligation to which the Acquiror Adviser is a party or by which its properties or assets is bound except, with respect to clause (ii)(B), any such violation, conflict, breach, loss, default, termination, cancellation, acceleration, consent, approval or creation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror Adviser.

(c) No consents or approvals of, or filings or registrations with, any Governmental Entity are necessary in connection with the execution, delivery or performance of this Agreement by the Acquiror Adviser, except for any such consents, approvals, filings or registrations that the failure to obtain or make would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror Adviser.

5.3. Compliance with Applicable Law; Permits.

(a) The Acquiror Adviser is, and at all times since it became the investment adviser to the Acquiror has been, duly registered as an investment adviser under the Investment Advisers Act.

(b) The Acquiror Adviser is in compliance, and has been operated in compliance, in all material respects, with all applicable Laws other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror Adviser. The Acquiror Adviser has not received any written or, to the Acquiror Adviser’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any applicable Laws, which non-compliance would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror Adviser.

(c) The Acquiror Adviser holds and is in compliance with all Permits required in order to permit the Acquiror Adviser to own or lease its properties and assets and to conduct its business under and pursuant to all applicable Law as presently conducted, other than any failure to hold or non-compliance with any such Permit that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror Adviser. All such Permits are valid and in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror Adviser. The Acquiror Adviser has not received any written or, to the Acquiror Adviser’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any such Permits, and no Proceeding is pending or threatened in writing to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror Adviser.

(d) The Acquiror Adviser has implemented written policies and procedures as required by Rule 206(4)-7 under the Investment Advisers Act and, during the period prior to the date of this Agreement that the Acquiror Adviser has been the investment adviser to the Acquiror, the Acquiror Adviser has been in compliance with such policies and procedures, except where the failures to adopt such policies and procedures or to be in compliance would not, individually or in the aggregate, be material to the Acquiror and its Consolidated Subsidiaries, taken as a whole.

(e) During the period prior to the date of this Agreement that it has been the investment adviser to the Acquiror, there has been no material adverse change in the operations, affairs or regulatory status of the Acquiror Adviser.

5.4. Litigation. There are no Proceedings pending or, to the Acquiror Adviser’s knowledge, threatened against the Acquiror Adviser, except as would not reasonably be expected to have a Material Adverse Effect with respect to the Acquiror Adviser. There is no Order binding upon the Acquiror Adviser other than such Orders as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror Adviser.

5.5. Acquiror Adviser Information. None of the information supplied or to be supplied by the Acquiror Adviser for inclusion or incorporation by reference in (i) the Registration Statement will, at the time the Registration Statement is filed with the SEC, at any time the Registration Statement is amended or supplemented or at the time the Registration Statement becomes effective under the Securities Act, or (ii) the Joint Proxy Statement/Prospectus will, at the date the Joint Proxy Statement/Prospectus or any amendment or supplement is first mailed to stockholders of the Company or stockholders of the Acquiror or at the time of the Company Stockholders Meeting or the Acquiror Stockholders Meeting, in each case, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, and in the case of the Joint Proxy Statement/Prospectus in light of the circumstances in which they are made, not misleading, except that no representation or warranty is made by the Acquiror Adviser with respect to information supplied by the Company, the Acquiror or Merger Sub for inclusion or incorporation by reference in the Registration Statement or the Joint Proxy Statement/Prospectus.

5.6. Financial Resources. The Acquiror Adviser has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Registration Statement and the Joint Proxy Statement/Prospectus and under this Agreement, including, without limitation, with respect to the payment of the Company Stockholders Payment pursuant to Section 7.17.

ARTICLE VI

COVENANTS RELATING TO CONDUCT OF BUSINESS

6.1. Conduct of Businesses Prior to the Effective Time. During the period from the date of this Agreement until the earlier of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 9.1, except as may be required by Law, as expressly permitted by this Agreement or with the prior written consent of the Acquiror (with respect to the Company) and the Company (with respect to the Acquiror), which prior written consent shall not be unreasonably delayed, conditioned or withheld, each of the Company and the Acquiror shall, and shall cause each of its respective Consolidated Subsidiaries to, (a) conduct its business in the ordinary course of business and consistent with past practice and each of the Company’s and the Acquiror’s investment objectives and policies as publicly disclosed, respectively, and (b) use reasonable best efforts to maintain and preserve intact its business organization and existing business relationships.

6.2. Company Forbearances. During the period from the date of this Agreement until the earlier of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 9.1, except as may be required by Law, as expressly permitted by this Agreement or as Previously Disclosed, and acting in a manner consistent with Section 6.1(a), the Company shall not, and shall not permit any of its Consolidated Subsidiaries to, directly or indirectly, without the prior written consent of the Acquiror (which prior written consent shall not be unreasonably delayed, conditioned or withheld):

(a) other than pursuant to the Company’s dividend reinvestment plan as in effect as of the date of this Agreement, issue, deliver, sell or grant, or encumber or pledge, or authorize the creation of (i) any shares of its capital stock, (ii) any Company Voting Debt or other voting securities or (iii) any securities convertible into or exercisable or exchangeable for, or any other Rights to acquire, any such shares or other securities;

(b) (i) make, authorize, declare, pay or set aside any dividend in respect of, or declare or make any distribution on, any shares of its capital stock, except for (A) the authorization, announcement and payment of regular monthly cash distributions payable on a monthly basis, consistent with past practices and the Company’s investment objectives and policies as publicly disclosed, (B) a Tax Dividend or (C) dividends payable by any direct or indirect wholly owned Consolidated Subsidiary of the Company to the Company or another direct or indirect wholly owned Consolidated Subsidiary of the Company; (ii) adjust, split, combine, reclassify or take similar action with respect to any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or (iii) purchase, redeem or otherwise acquire, any shares of its capital stock or any rights, warrants or options to acquire, or securities convertible into, such capital stock;

(c) sell, transfer, lease, mortgage, encumber or otherwise dispose of any of its assets or properties, except for (i) sales, transfers, leases, mortgages, encumbrances or other dispositions in the ordinary course of business consistent with past practice and the Company’s investment objectives and policies as publicly disclosed, or (ii) encumbrances required to secure Permitted Indebtedness of the Company or any of its Consolidated Subsidiaries;

(d) acquire or agree to acquire all or any portion of the assets, business or properties of any other Person, whether by merger, consolidation, purchase or otherwise or make any other investments, except in a transaction conducted in the ordinary course of business consistent with the Company’s investment objectives and policies as publicly disclosed;

(e) amend the Company Charter, the Company Bylaws or other governing documents or similar governing documents of any of its Consolidated Subsidiaries;

(f) implement or adopt any material change in its Tax or financial accounting principles, practices or methods, other than as required by applicable Law, GAAP, the SEC or applicable regulatory requirements;

(g) take any action or knowingly fail to take any action that would, or would reasonably be expected to (i) materially delay or materially impede the ability of the parties to consummate the Transactions or

(ii) prevent the Mergers from qualifying as a reorganization within the meaning of Section 368(a) of the Code; provided, however, that the foregoing shall not preclude the Company from declaring or paying any Tax Dividend on or before the Closing Date;

(h) incur any Indebtedness for borrowed money or guarantee any Indebtedness of another Person, except for (i) draw-downs with respect to any Previously Disclosed financing arrangements existing as of the date of this Agreement and obligations to fund commitments to companies entered into in the ordinary course of business and (ii) Permitted Indebtedness;

(i) make or agree to make any new capital expenditure other than obligations to fund commitments to companies entered into in the ordinary course of business;

(j) (i) file or amend any material Tax Return other than in the ordinary course of business consistent with past practice and the Company’s investment objectives and policies as publicly disclosed; (ii) make, change or revoke any material Tax election or (iii) settle or compromise any material Tax liability or refund;

(k) take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause the Company to fail to qualify or not be subject to tax as a RIC;

(l) enter into any new line of business (it being understood that this prohibition does not apply to any companies in which the Company or any of its Consolidated Subsidiaries has made a debt or equity investment that is, would or should be reflected in the Company’s schedule of investments included in its semi-annual or annual periodic reports that are filed with the SEC);

(m) other than in the ordinary course of business consistent with past practice and the Company’s investment objectives and policies as publicly disclosed, or, except as permitted by Section 6.2(h), enter into any Contract that would otherwise constitute a Company Material Contract had it been entered into prior to the date of this Agreement;

(n) other than in the ordinary course of business consistent with past practice and the Company’s investment objectives and policies as publicly disclosed, terminate, cancel, renew or agree to any material amendment of, change in or waiver under any Company Material Contract (other than any Company Material Contract related to Permitted Indebtedness);

(o) settle any Proceeding against it, except for Proceedings that (i) are settled in the ordinary course of business consistent with past practice and the Company’s investment objectives and policies as publicly disclosed, in an amount not in excess of $2,500,000 in the aggregate (after reduction by any insurance proceeds actually received); (ii) would not impose any material restriction on the conduct of business of it or any of its Consolidated Subsidiaries or, after the Effective Time, the Acquiror, the Surviving Company or any of their Consolidated Subsidiaries and (iii) would not admit liability, guilt or fault;

(p) except as otherwise expressly contemplated by this Agreement, merge or consolidate the Company or any of its Consolidated Subsidiaries with any Person or enter into any other similar extraordinary corporate transaction, or adopt, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Company or any of its Consolidated Subsidiaries;

(q) acquire, or agree to acquire, any Acquiror Common Stock; or

(r) agree to take, make any commitment to take, or adopt any resolutions of the Company Board authorizing, any of the actions prohibited by this Section 6.2.

6.3. Acquiror Forbearances. During the period from the date of this Agreement until the earlier of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 9.1, except as may be required by Law, as expressly permitted by this Agreement or as Previously Disclosed, and acting in a manner consistent with Section 6.1(a), the Acquiror shall not, and shall not permit any of its Consolidated

Subsidiaries to, directly or indirectly, without the prior written consent of the Company (which prior written consent shall not be unreasonably delayed, conditioned or withheld):

(a) other than pursuant to the Acquiror’s dividend reinvestment plan as in effect as of the date of this Agreement, issue, deliver, sell or grant, or encumber or pledge, or authorize the creation of (i) any shares of its capital stock, (ii) any Acquiror Voting Debt or other voting securities or (iii) any securities convertible into or exercisable or exchangeable for, or any other Rights to acquire, any such shares or other securities;

(b) (i) make, authorize, declare, pay or set aside any dividend in respect of, or declare or make any distribution on, any shares of its capital stock, except for (A) the authorization, announcement and payment of regular quarterly cash distributions payable on a quarterly basis, consistent with past practices and the Acquiror’s investment objectives and policies as publicly disclosed, (B) the authorization and payment of any dividend or distribution necessary for the Acquiror to maintain its qualification as a RIC or avoid the imposition of any income or excise tax, as reasonably determined by the Acquiror, or (C) dividends payable by any direct or indirect wholly owned Consolidated Subsidiary of the Acquiror to the Acquiror or another direct or indirect wholly owned Consolidated Subsidiary of the Acquiror; (ii) adjust, split, combine, reclassify or take similar action with respect to any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or (iii) purchase, redeem or otherwise acquire, any shares of its capital stock or any rights, warrants or options to acquire, or securities convertible into, such capital stock;

(c) sell, transfer, lease, mortgage, encumber or otherwise dispose of any of its assets or properties, except for (i) sales, transfers, leases, mortgages, encumbrances or other dispositions in the ordinary course of business consistent with past practice and the Acquiror’s investment objectives and policies as publicly disclosed, or (ii) encumbrances required to secure Permitted Indebtedness of the Acquiror or any of its Consolidated Subsidiaries;

(d) acquire or agree to acquire all or any portion of the assets, business or properties of any other Person, whether by merger, consolidation, purchase or otherwise or make any other investments, except in a transaction conducted in the ordinary course of business consistent with the Acquiror’s investment objectives and policies as publicly disclosed;

(e) amend the Acquiror Charter, the Acquiror Bylaws or other governing documents or similar governing documents of any of its Consolidated Subsidiaries;

(f) implement or adopt any material change in its Tax or financial accounting principles, practices or methods, other than as required by applicable Law, GAAP, the SEC or applicable regulatory requirements;

(g) take any action or knowingly fail to take any action that would, or would reasonably be expected to (i) materially delay or materially impede the ability of the parties to consummate the Transactions or (ii) prevent the Mergers from qualifying as a reorganization within the meaning of Section 368(a) of the Code;

(h) incur any Indebtedness for borrowed money or guarantee any Indebtedness of another Person, except for (i) draw-downs with respect to any Previously Disclosed financing arrangements existing as of the date of this Agreement and obligations to fund commitments to portfolio companies entered into in the ordinary course of business and (ii) Permitted Indebtedness;

(i) make or agree to make any new capital expenditure other than obligations to fund commitments to portfolio companies entered into in the ordinary course of business;

(j) (i) file or amend any material Tax Return other than in the ordinary course of business consistent with past practice and the Acquiror’s investment objectives and policies as publicly disclosed; (ii) make, change or revoke any material Tax election or (iii) settle or compromise any material Tax liability or refund;

(k) take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause the Acquiror to fail to qualify or not be subject to tax as a RIC;

(l) enter into any new line of business (it being understood that this prohibition does not apply to any portfolio companies in which the Acquiror or any of its Consolidated Subsidiaries has made a debt or equity investment that is, would or should be reflected in the Acquiror’s schedule of investments included in its quarterly or annual periodic reports that are filed with the SEC);

(m) other than in the ordinary course of business consistent with past practice and the Acquiror’s investment objectives and policies as publicly disclosed, or, except as permitted by Section 6.3(h), enter into any Contract that would otherwise constitute an Acquiror Material Contract had it been entered into prior to the date of this Agreement;

(n) other than in the ordinary course of business consistent with past practice and the Acquiror’s investment objectives and policies as publicly disclosed, terminate, cancel, renew or agree to any material amendment of, change in or waiver under any Acquiror Material Contract (other than any Acquiror Material Contract related to Permitted Indebtedness);

(o) settle any Proceeding against it, except for Proceedings that (i) are settled in the ordinary course of business consistent with past practice and the Acquiror’s investment objectives and policies as publicly disclosed, in an amount not in excess of $2,500,000 in the aggregate (after reduction by any insurance proceeds actually received); (ii) would not impose any material restriction on the conduct of business of it or any of its Consolidated Subsidiaries or, after the Effective Time, the Surviving Company or any of its Consolidated Subsidiaries and (iii) would not admit liability, guilt or fault;

(p) except as otherwise expressly contemplated by this Agreement, merge or consolidate the Acquiror or any of its Consolidated Subsidiaries with any Person or enter into any other similar extraordinary corporate transaction, or adopt, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Acquiror or any of its Consolidated Subsidiaries;

(q) acquire, or agree to acquire, any Company Common Stock (other than pursuant to the Merger); or

(r) agree to take, make any commitment to take, or adopt any resolutions of the Acquiror Board authorizing, any of the actions prohibited by this Section 6.3.

6.4. Valuation.

(a) Except as may be mutually agreed by the parties, the value of each investment asset owned by the Company that is used in connection with the computations made by the Company pursuant to Section 2.4 will be determined in accordance with the valuation policies and procedures set forth in the Company’s compliance policies and procedures approved by the Company Board as of September 30, 2023 and no exceptions to such valuation policies and procedures have been or will be permitted in valuing such assets in connection with the computations pursuant to Section 2.4 for purposes of this Agreement, and the value of all assets owned by the Company other than investment assets that are used in connection with the computations made by the Company pursuant to Section 2.4 will be determined in accordance with GAAP. Except as may be mutually agreed by the parties, all valuations made by third-party valuation agents for such purposes will be made only by valuation agents that have been approved by the Company Board as of or prior to the date hereof. Except as may be mutually agreed by the parties, the fair value of any portfolio securities for which fair value determinations were made by the Company Board for purposes of such computations were or will be determined by the Company Board in good faith in accordance with the valuation methods set forth in the Company’s valuation policies and procedures adopted by the Company Board as of September 30, 2023.

(b) Except as may be mutually agreed by the parties, the value of each investment asset owned by the Acquiror that is used in connection with the computations made by the Acquiror pursuant to Section 2.4 will be determined in accordance with the valuation policies and procedures set forth in the Acquiror’s compliance policies and procedures approved by the Acquiror Board as of September 30, 2023 and no exceptions to such valuation policies and procedures have been or will be permitted in valuing such assets in connection with the computations pursuant to Section 2.4 for purposes of this Agreement, and the value of all assets owned by the Acquiror other than investment assets that are used in connection with the computations made by the Acquiror pursuant to Section 2.4 will be determined in accordance with GAAP. Except as may be mutually agreed by the parties, all valuations made by third-party valuation agents for such purposes will be made only by valuation agents that have been approved by the Acquiror Board as of or prior to the date hereof. Except as may be mutually agreed by the parties, the fair value of any portfolio securities for which fair value determinations were made by the Acquiror Board for purposes of such computations were or will be determined by the Acquiror Board in good faith in accordance with the valuation methods set forth in the Acquiror’s valuation policies and procedures adopted by the Acquiror Board as of September 30, 2023.

ARTICLE VII

ADDITIONAL AGREEMENTS

7.1. Further Assurances.

(a) Subject to the right of the Company to take any action that constitutes a Company Adverse Recommendation Change as expressly permitted pursuant to Section 7.6, and the right of the Acquiror to take any action that constitutes an Acquiror Adverse Recommendation Change as expressly permitted pursuant to Section 7.7, the parties shall cooperate with each other and use reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary, including to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings, to obtain as promptly as practicable all Permits of all Governmental Entities and all Permits, consents, approvals, confirmations and authorizations of all third parties, in each case, that are necessary or advisable, to consummate the Transactions (including the Mergers) in the most expeditious manner practicable, and to comply with the terms and conditions of all such Permits, consents, approvals, confirmations and authorizations of all such third parties and Governmental Entities. In furtherance (but not in limitation) of the foregoing, each of the Acquiror and the Company shall as promptly as practicable file any required applications, notices or other filings under the HSR Act. Subject to applicable Law, the Company and the Acquiror shall have the right to review in advance, and, to the extent practicable, each shall consult the other on all the information relating to the Company or the Acquiror, as the case may be, and any of their respective Consolidated Subsidiaries, that appear in any filing made with, or written materials submitted to, any third-party or any Governmental Entity in connection with the Transactions. In exercising the foregoing right, each of the parties shall act reasonably and as promptly as practicable. The parties shall consult with each other with respect to the obtaining of all Permits, consents, approvals and authorizations of all third parties and Permits of all Governmental Entities necessary or advisable to consummate the Transactions and each party will keep the other reasonably apprised of the status of matters relating to completion of the Transactions. The Acquiror and the Company shall each, in connection with the efforts referenced in this Section 7.1(a) to obtain all requisite Permits for the Transactions under the HSR Act, use its reasonable best efforts to (i) cooperate in all respects with each other in connection with any filing or submission and in connection with any investigation or other inquiry; (ii) keep the other party informed of any communication received by such party from, or given by such party to, the Federal Trade Commission (the “FTC”), the Antitrust Division of the Department of Justice (the “DOJ”), or any other Governmental Entity and (iii) subject to applicable Law, permit the other party to review, in advance, any written communication given by it to, or received from, and consult with each other in advance of any meeting or conference with, the FTC, the DOJ, or any other Governmental Entity, and to the extent permitted by the FTC, the DOJ, or other applicable Governmental Entity, give the other party the opportunity to attend and participate in such meetings and conferences subject to applicable Law.

(b) Notwithstanding anything to the contrary herein, nothing in this Agreement shall require either the Acquiror and its Consolidated Subsidiaries, on the one hand, or the Company and its Consolidated

Subsidiaries, on the other hand, to make payments or provide other consideration for the repayment, restructuring or amendment of terms of Indebtedness in connection with the Transactions (including the Mergers), other than any consent fees that were Previously Disclosed.

7.2. Regulatory Matters.

(a) The Acquiror and the Company shall as promptly as practicable jointly prepare and file with the SEC the Registration Statement. The Acquiror shall use its reasonable best efforts to have the Registration Statement declared effective under the Securities Act and applicable state Law as promptly as practicable after such filing and to keep the Registration Statement effective as long as necessary to consummate the Mergers. The Company and the Acquiror shall use reasonable best efforts to cause the Joint Proxy Statement/Prospectus to be promptly mailed to their respective stockholders upon such effectiveness. The Company shall use reasonable best efforts to furnish all information concerning the Company and the holders of Company Common Stock as may be reasonably requested by the Acquiror in connection with any such action.

(b) Each of the Acquiror and the Company shall cooperate with the other in the preparation of the Registration Statement and shall furnish to the other all information reasonably requested as may be reasonably necessary or advisable in connection with the Registration Statement. Prior to the Effective Time, each party hereto shall promptly notify the other party (i) upon becoming aware of any event or circumstance that is required to be described in an amendment to the Registration Statement or in a supplement to the Joint Proxy Statement/Prospectus and (ii) after the receipt by it of any comments of the SEC with respect to the Joint Proxy Statement/Prospectus or the Registration Statement.

(c) Subject to applicable Law, each of the Acquiror and the Company shall promptly advise the other upon receiving any communication from any Governmental Entity, the consent or approval of which is required for consummation of the Transactions, that causes such party to believe that there is a reasonable likelihood that any Regulatory Approval will not be obtained or that the receipt of any such approval may be materially delayed or conditioned.

7.3. Stockholder Approval.

(a) As of the date of this Agreement, the Company Board (on the recommendation of the Company Special Committee) has unanimously (i) determined that (A) this Agreement and the terms of the Mergers and the related Transactions are advisable, fair to and in the best interests of the Company and its stockholders and (B) the interests of the Company’s existing stockholders will not be diluted as a result of the Transactions, (ii) approved, adopted and declared advisable this Agreement and the Transactions (including the Merger and other Company Matters), (iii) directed that the approval of the Company Matters be submitted to the Company’s stockholders at the Company Stockholders Meeting and (iv) resolved to recommend that the stockholders of the Company approve the Company Matters. Notwithstanding anything to the contrary in Section 7.6, the Company shall submit to its stockholders the Company Matters on the terms and conditions set forth in this Agreement and any other matters required to be approved or adopted by its stockholders in order to carry out the Transactions. In furtherance of that obligation, the Company shall take, in accordance with applicable Law and the Company Charter and the Company Bylaws, all actions necessary to send a notice as promptly as practicable (but in no event later than five (5) Business Days) following the date on which the SEC declares the Registration Statement effective of which the Joint Proxy Statement/Prospectus forms a part, to convene the Company Stockholders Meeting, as promptly as practicable thereafter, to consider and vote upon the proposal to approve the Company Matters, on the terms and conditions set forth in this Agreement as well as any other such matters. The record date for the Company Stockholders Meeting shall be determined in prior consultation with the Acquiror. The Company shall use reasonable best efforts to obtain from the Company’s stockholders the Company Requisite Vote to approve the Company Matters, on the terms and conditions set forth in this Agreement, including, subject to Section 7.6, by providing to the Company’s stockholders the recommendation of the Company Board that the stockholders of the Company approve the Company Matters (the “Company Recommendation”) and

including the Company Recommendation in the Joint Proxy Statement/Prospectus and by, at the request of the Acquiror, postponing or adjourning the Company Stockholders Meeting to obtain a quorum or solicit additional proxies; provided that the Company shall not postpone or adjourn the Company Stockholders Meeting for any other reason without the prior written consent of the Acquiror (which prior written consent shall not be unreasonably delayed, conditioned or withheld). Notwithstanding any Company Adverse Recommendation Change, unless this Agreement is terminated in accordance with its terms, the obligations of the Company pursuant to this Section 7.3(a) shall continue in full force and effect and such obligations shall not be affected by the commencement, public proposal, public disclosure or communication to the Company, its Representatives or its stockholders of any Takeover Proposal (whether or not a Company Superior Proposal).

(b) As of the date of this Agreement, the Acquiror Board (on the recommendation of the Acquiror Special Committee) has unanimously (i) determined that (A) this Agreement and the terms of the Mergers and the related Transactions are advisable, fair to and in the best interests of the Acquiror and its stockholders and (B) the interests of the Acquiror’s existing stockholders will not be diluted as a result of the Transactions, (ii) approved, adopted and declared advisable this Agreement and the Transactions (including the Merger and the Acquiror Matters), (iii) directed that the approval of the Acquiror Matters be submitted to the Acquiror’s stockholders at the Acquiror Stockholders Meeting and (iv) resolved to recommend that the stockholders of the Acquiror approve the Acquiror Matters. Notwithstanding anything to the contrary in Section 7.7, the Acquiror shall submit to its stockholders the Acquiror Matters on the terms and conditions set forth in this Agreement and any other matters required to be approved or adopted by its stockholders in order to carry out the Transactions. In furtherance of that obligation, the Acquiror shall take, in accordance with applicable Law and the Acquiror Charter and the Acquiror Bylaws, all actions necessary to send a notice as promptly as practicable (but in no event later than five (5) Business Days) following the date on which the SEC declares the Registration Statement effective of which the Joint Proxy Statement/Prospectus forms a part, to convene the Acquiror Stockholders Meeting, as promptly as practicable thereafter, to consider and vote upon the proposal to approve the Acquiror Matters, on the terms and conditions set forth in this Agreement as well as any other such matters. The record date for the Acquiror Stockholders Meeting shall be determined in prior consultation with the Company. The Acquiror shall use reasonable best efforts to obtain from the Acquiror’s stockholders the Acquiror Requisite Vote to approve the Acquiror Matters, on the terms and conditions set forth in this Agreement, including, subject to Section 7.7, by providing to the Acquiror’s stockholders the recommendation of the Acquiror Board that the stockholders of the Acquiror approve the Acquiror Matters (the “Acquiror Recommendation”) and including the Acquiror Recommendation in the Joint Proxy Statement/Prospectus and by, at the request of the Company, postponing or adjourning the Acquiror Stockholders Meeting to obtain a quorum or solicit additional proxies; provided that the Acquiror shall not postpone or adjourn the Acquiror Stockholders Meeting for any other reason without the prior written consent of the Company (which prior written consent shall not be unreasonably delayed, conditioned or withheld). Notwithstanding any Acquiror Adverse Recommendation Change, unless this Agreement is terminated in accordance with its terms, the obligations of the Acquiror pursuant to this Section 7.3(b) shall continue in full force and effect and such obligations shall not be affected by the commencement, public proposal, public disclosure or communication to the Acquiror, its Representatives or its stockholders of any Takeover Proposal (whether or not an Acquiror Superior Proposal).

7.4. Indemnification.

(a) Following the Effective Time, the Acquiror shall, to the fullest extent permitted under applicable Law, indemnify, defend and hold harmless and advance expenses to the present and former directors and officers of the Company or any of its Consolidated Subsidiaries (in each case, when acting in such capacity) (each, an “Indemnified Party” and collectively, the “Indemnified Parties”) against all costs or expenses (including, but not limited to, reasonable attorneys’ fees actually incurred, reasonable experts’ fees, reasonable travel expenses, court costs, transcript fees and telecommunications, postage and courier charges), judgments, fines, losses, claims, damages, penalties, amounts paid in settlement or other liabilities

(collectively, “Indemnified Liabilities”) incurred in connection with any Proceeding arising out of actions or omissions occurring at or prior to the Effective Time (including the Transactions). In the event of any such Indemnified Liabilities, (i) the Acquiror shall advance to such Indemnified Party, upon request, reimbursement of documented expenses reasonably and actually incurred to the fullest extent permitted under applicable Law (provided, that the Person to whom expenses are advanced, or someone on his or her behalf, provides an undertaking to repay such advances if it is ultimately determined that such Person is not entitled to indemnification and complies with other applicable provisions imposed under the Investment Company Act and interpretations thereof by the SEC or its staff) and (ii) the Acquiror and the applicable Indemnified Parties shall cooperate in the defense of such matter.

(b) Any Indemnified Party wishing to claim indemnification under Section 7.4(a), upon learning of any Proceeding described above, shall promptly notify the Acquiror in writing; provided, that the failure to so notify shall not affect the obligations of the Acquiror under Section 7.4(a) unless the Acquiror is materially prejudiced as a consequence.

(c) If the Acquiror or any of its successors or assigns consolidates with or merges into any other entity and is not the continuing or surviving entity of such consolidation or merger or transfers or otherwise disposes of all or substantially all of its assets to any other entity or consummates any division transaction, then and in each such case, the Acquiror shall cause proper provision to be made so that the successors and assigns of the Acquiror shall assume the obligations set forth in this Section 7.4.

(d) The provisions of this Section 7.4 are (i) intended to be for the benefit of, and shall be enforceable by, each Indemnified Party and his or her heirs and Representatives and (ii) in addition to, and not in substitution for, any other rights to indemnification or contribution that any such person may have by Contract or otherwise.

7.5. No Solicitation.

(a) Each of the Company and the Acquiror shall, and shall cause its respective Affiliates, Consolidated Subsidiaries, and its and each of their respective officers, directors, trustees, managers, employees, consultants, financial advisors, attorneys, accountants and other advisors, representatives and agents (collectively, “Representatives”) to, immediately cease and cause to be terminated any discussions or negotiations with any Person that may be ongoing with respect to, or that are intended to or could reasonably be expected to lead to, a Takeover Proposal, and demand the immediate return or destruction (which destruction shall be certified in writing to the Company or the Acquiror, as applicable) of all confidential information previously furnished to any Person (other than the Company, the Acquiror or their respective Affiliates or Representatives) with respect to any Takeover Proposal. Prior to the Effective Time, subject to Section 7.6 in the case of the Company and Section 7.7 in the case of the Acquiror, each of the Company and the Acquiror shall not, and shall cause its respective Affiliates, Consolidated Subsidiaries and its and their respective Representatives not to: (i) directly or indirectly solicit, initiate, induce, encourage or take any other action (including by providing information) designed to, or which could reasonably be expected to, facilitate any inquiries or the making or submission or implementation of any proposal or offer (including any proposal or offer to its stockholders) with respect to any Takeover Proposal; (ii) approve, publicly endorse or recommend or enter into any agreement, arrangement, discussions or understandings with respect to any Takeover Proposal (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) or enter into any Contract or understanding (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) requiring it to abandon, terminate or fail to consummate, or that is intended to or that could reasonably be expected to result in the abandonment of, termination of or failure to consummate, the Merger or any other Transaction; (iii) initiate or participate in any way in any negotiations or discussions regarding, or furnish or disclose to any Person (other than the Acquiror, the Company or their respective Affiliates or Representatives) any information with respect to, or take any other action to facilitate or in furtherance of any inquiries or the making of any proposal that constitutes, or could reasonably be expected to lead to, any Takeover Proposal; (iv) publicly propose or publicly announce an intention to take any of the foregoing actions; or (v) grant any (x) approval pursuant to any Takeover Statute to any Person (other than the Acquiror, the Company or their respective Affiliates) or with respect to any transaction (other than the Transactions) or (y) unless required by the applicable standard of conduct, waiver or release under any standstill or similar agreement of any third party with respect to equity securities of the Company or the Acquiror; provided, however, that notwithstanding the foregoing, the Company and the Acquiror (A) may inform Persons of the provisions contained in this Section 7.5, and (B) shall be permitted to grant a waiver of, or terminate, any standstill or similar agreement of any third party with respect to equity securities of the Company or the Acquiror, as applicable, in order to allow such third party to confidentially submit a Takeover Proposal.

(b) Each of the Company and the Acquiror shall as promptly as reasonably practicable (and in any event within twenty-four (24) hours after receipt) (i) notify the other party in writing of any request for information or any Takeover Proposal and the terms and conditions of such request, Takeover Proposal or inquiry (including the identity of the Person (or group of Persons) making such request, Takeover Proposal or inquiry) and (ii) provide to the other party copies of any written materials received by the Company or the Acquiror or their respective Affiliates or Representatives in connection with any of the foregoing, and the identity of the Person (or group of Persons) making any such request, Takeover Proposal or inquiry or with whom any discussions or negotiations are taking place. Each of the Company and the Acquiror agrees that it shall keep the other party informed on a reasonably current basis (and in any event within twenty-four (24) hours after receipt) of the status and the material terms and conditions (including amendments or proposed amendments) of any such request, Takeover Proposal or inquiry and keep the other party informed on a reasonably current basis of any information requested of or provided by the Company or the Acquiror and as to the status of all discussions or negotiations with respect to any such request, Takeover Proposal or inquiry.

7.6. Company Takeover Proposals.

(a) If on or after the date of this Agreement and at any time prior to the Company Stockholders Meeting: (i) the Company receives an unsolicited bona fide Takeover Proposal (under circumstances in which the Company has complied in all material respects with the provisions of Sections 7.5(a) and (b)) and (ii) the Company Board, including a majority of the Independent Directors of the Company Board, shall have determined in good faith, after consultation with its outside legal counsel and, with respect to financial matters, its financial advisor, that (x) failure to consider such Takeover Proposal would be a breach of the standard of conduct applicable to the Company Board and (y) such Takeover Proposal constitutes or is reasonably likely to result in a Company Superior Proposal, then, subject to compliance with this Section 7.6(a), the Company may engage in negotiations or discussions with such Person who has made the unsolicited bona fide Takeover Proposal and provide information in response to a request therefor by a Person who has made such Takeover Proposal if the Company (A) receives from such Person an executed confidentiality agreement with customary terms (but need not contain any standstill provisions) and (B) provides the Acquiror a copy of all such information that has not previously been delivered to the Acquiror simultaneously with delivery to such Person (or such Person’s Representatives or Affiliates). If on or after the date of this Agreement and at any time prior to the Company Stockholders Meeting, the Company Board, including a majority of the Independent Directors of the Company Board, shall have determined, after consultation with its outside legal counsel and after compliance with its obligations under this Section 7.6(a) and Section 7.6(b), that continued recommendation of the approval of the Company Matters to the Company’s stockholders would be a breach of the standard of conduct applicable to the Company Board as a result of a Company Superior Proposal, the Company may (A) withdraw or qualify (or modify or amend in a manner adverse to the Acquiror), or publicly propose to withdraw or qualify (or modify or amend in a manner adverse to the Acquiror), the approval, adoption, recommendation or declaration of advisability by the Company Board of the Company Matters, including the Company Recommendation, and/or (B) fail to include the Company Recommendation in the Joint Proxy Statement/Prospectus (any action described in clause (A) and (B) referred to as a “Company Adverse Recommendation Change”).

(b) Upon any determination that a Takeover Proposal constitutes a Company Superior Proposal, the Company shall promptly provide (and in any event within twenty-four (24) hours of such determination) to the Acquiror a written notice (a “Notice of a Company Superior Proposal”) (i) advising the Acquiror that the Company Board has received a Company Superior Proposal, (ii) specifying in reasonable detail the material terms and conditions of such Company Superior Proposal and any amendment thereof, including the amount per share or other consideration that the stockholders of the Company will receive in connection with the Company Superior Proposal and including a copy of all written materials provided to or by the Company in connection with such Company Superior Proposal (unless previously provided to the Acquiror), and (iii) identifying the Person making such Company Superior Proposal. The Company shall cooperate and negotiate in good faith with the Acquiror (to the extent the Acquiror desires to negotiate) during the five (5) calendar day period following the Acquiror’s receipt of the Notice of a Company Superior Proposal (it being understood that any amendment to the financial terms or any other material term of such Company Superior Proposal shall require a new notice and a new two (2) calendar day period) to make such adjustments in the terms and conditions of this Agreement such that such Company Superior Proposal would cease to constitute a Company Superior Proposal and proceed with a Company Recommendation without a Company Adverse Recommendation Change. If thereafter the Company Board, including a majority of the Independent Directors of the Company Board, determines, in its reasonable good faith judgment after consultation with its outside legal counsel and, with respect to financial matters, its financial advisor and after giving effect to any proposed adjustments to the terms of this Agreement that such Company Superior Proposal remains a Company Superior Proposal and that the failure to make such Company Adverse Recommendation Change would be a breach of the standard of conduct applicable to the Company Board, and the Company has complied in all material respects with Section 7.6(a) above and this Section 7.6(b), the Company may effectuate a Company Adverse Recommendation Change and/or terminate this Agreement pursuant to Section 9.1(c)(iv).

(c) Other than as permitted by Section 7.6(a) or Section 7.6(d), neither the Company nor the Company Board shall make any Company Adverse Recommendation Change or terminate this Agreement pursuant to Section 9.1(c)(iv). Notwithstanding anything herein to the contrary, no Company Adverse Recommendation Change shall change the approval of the Company Matters or any other approval of the Company Board, including in any respect that would have the effect of causing any Takeover Statute or other similar statute to be applicable to the Transactions.

(d) Other than in connection with a Company Takeover Proposal, nothing in this Agreement shall prohibit or restrict the Company Board from effectuating a Company Adverse Recommendation Change in response to an Intervening Event (a “Company Intervening Event Recommendation Change”) if (A) prior to effecting any such Company Intervening Event Recommendation Change, the Company promptly notifies the Acquiror, in writing, at least five (5) Business Days (the “Company Intervening Event Notice Period”) before taking such action of its intent to consider such action (which notice shall not, by itself, constitute a Company Adverse Recommendation Change or a Company Intervening Event Recommendation Change), and which notice shall include a reasonably detailed description of the underlying facts giving rise to, and the reasons for taking, such action, (B) the Company shall, and shall cause its Representatives to, during the Company Intervening Event Notice Period, negotiate with the Acquiror in good faith (to the extent the Acquiror desires to negotiate) to make such adjustments in the terms and conditions of this Agreement that would not permit the Company Board to make a Company Intervening Event Recommendation Change, and (C) the Company Board, including a majority of the Independent Directors of the Company Board, determines, after consulting with its outside legal counsel and, with respect to financial matters, its financial advisor, that the failure to effect such a Company Intervening Event Recommendation Change, after taking into account any adjustments made by the Acquiror during the Company Intervening Event Notice Period, would be a breach of the standard of conduct applicable to the Company Board.

(e) Nothing contained in this Agreement shall be deemed to prohibit the Company from (i) complying with its disclosure obligations under applicable U.S. federal or state Law with regard to any Takeover Proposal or (ii) making any disclosure to the Company’s stockholders if, after consultation with its outside legal counsel, the Company determines that such disclosure would be required under applicable Law; provided, however, that any such disclosures (other than a “stop, look and listen” communication or similar communication of the type contemplated by Section 14d-9(f) under the Exchange Act) shall be deemed to be a Company Adverse Recommendation Change unless the Company Board expressly publicly reaffirms the Company Recommendation (A) in such communication or (B) within three (3) Business Days after being requested in writing to do so by the Acquiror.

7.7. Acquiror Takeover Proposals.

(a) If on or after the date of this Agreement and at any time prior to the Acquiror Stockholders Meeting: (i) the Acquiror receives an unsolicited bona fide Takeover Proposal (under circumstances in which the Acquiror has complied in all material respects with the provisions of Sections 7.5(a) and (b)) and (ii) the Acquiror Board, including a majority of the Independent Directors of the Acquiror Board, shall have determined in good faith, after consultation with its outside legal counsel and, with respect to financial matters, its financial advisor, that (x) failure to consider such Takeover Proposal would be a breach of the standard of conduct applicable to the Acquiror Board and (y) such Takeover Proposal constitutes or is reasonably likely to result in an Acquiror Superior Proposal, then, subject to compliance with this Section 7.7(a), the Acquiror may engage in negotiations or discussions with such Person who has made the unsolicited bona fide Takeover Proposal and provide information in response to a request therefor by a Person who has made such Takeover Proposal if the Acquiror (A) receives from such Person an executed confidentiality agreement with customary terms (but need not contain any standstill provisions) and (B) provides the Company a copy of all such information that has not previously been delivered to the Company simultaneously with delivery to such Person (or such Person’s Representatives or Affiliates). If on or after the date of this Agreement and at any time prior to the Acquiror Stockholders Meeting, the Acquiror Board, including a majority of the Independent Directors of the Acquiror Board, shall have determined, after consultation with its outside legal counsel and after compliance with its obligations under this Section 7.7(a) and Section 7.7(b), that continued recommendation of the approval of the Acquiror Matters to the Acquiror’s stockholders would be a breach of the standard of conduct applicable to the Acquiror Board as a result of an Acquiror Superior Proposal, the Acquiror may (A) withdraw or qualify (or modify or amend in a manner adverse to the Company), or publicly propose to withdraw or qualify (or modify or amend in a manner adverse to the Company), the approval, adoption, recommendation or declaration of advisability by the Acquiror Board of the Acquiror Matters, including the Acquiror Recommendation, and/or (B) fail to include the Acquiror Recommendation in the Joint Proxy Statement/Prospectus (any action described in clause (A) and (B) referred to as an “Acquiror Adverse Recommendation Change”).

(b) Upon any determination that a Takeover Proposal constitutes an Acquiror Superior Proposal, the Acquiror shall promptly provide (and in any event within twenty-four (24) hours of such determination) to the Company a written notice (a “Notice of an Acquiror Superior Proposal”) (i) advising the Company that the Acquiror Board has received an Acquiror Superior Proposal, (ii) specifying in reasonable detail the material terms and conditions of such Acquiror Superior Proposal and any amendment thereof, including the amount per share or other consideration that the stockholders of the Acquiror will receive in connection with the Acquiror Superior Proposal and including a copy of all written materials provided to or by the Acquiror in connection with such Acquiror Superior Proposal (unless previously provided to the Company), and (iii) identifying the Person making such Acquiror Superior Proposal. The Acquiror shall cooperate and negotiate in good faith with the Company (to the extent the Company desires to negotiate) during the five (5) calendar day period following the Company’s receipt of the Notice of an Acquiror Superior Proposal (it being understood that any amendment to the financial terms or any other material term of such Acquiror Superior Proposal shall require a new notice and a new two (2) calendar day period) to make such adjustments in the terms and conditions of this Agreement such that such Acquiror Superior Proposal would cease to constitute an Acquiror Superior Proposal and proceed with an Acquiror Recommendation without an Acquiror Adverse Recommendation Change. If thereafter the Acquiror Board, including a majority of the Independent Directors of the Acquiror Board, determines, in its reasonable good faith judgment after consultation with its outside legal counsel and, with respect to financial matters, its financial advisor and after giving effect to any proposed adjustments to the terms of this Agreement that such Acquiror Superior Proposal remains an Acquiror Superior Proposal and that the failure to make such Acquiror Adverse Recommendation Change would be a breach of the standard of conduct applicable to the Acquiror Board, and the Acquiror has complied in all material respects with Section 7.7(a) above and this Section 7.7(b), the Acquiror may effectuate an Acquiror Adverse Recommendation Change and/or terminate this Agreement pursuant to Section 9.1(d)(iv).

(c) Other than as permitted by Section 7.7(a) or Section 7.7(d), neither the Acquiror nor the Acquiror Board shall make any Acquiror Adverse Recommendation Change or terminate this Agreement pursuant to Section 9.1(d)(iv). Notwithstanding anything herein to the contrary, no Acquiror Adverse Recommendation Change shall change the approval of the Acquiror Matters or any other approval of the Acquiror Board, including in any respect that would have the effect of causing any Takeover Statute or other similar statute to be applicable to the Transactions.

(d) Other than in connection with an Acquiror Takeover Proposal, nothing in this Agreement shall prohibit or restrict the Acquiror Board from effectuating an Acquiror Adverse Recommendation Change in response to an Intervening Event (an “Acquiror Intervening Event Recommendation Change”) if (A) prior to effecting any such Acquiror Intervening Event Recommendation Change, the Acquiror promptly notifies the Company, in writing, at least five (5) Business Days (the “Acquiror Intervening Event Notice Period”) before taking such action of its intent to consider such action (which notice shall not, by itself, constitute an Acquiror Adverse Recommendation Change or an Acquiror Intervening Event Recommendation Change), and which notice shall include a reasonably detailed description of the underlying facts giving rise to, and the reasons for taking, such action, (B) the Acquiror shall, and shall cause its Representatives to, during the Acquiror Intervening Event Notice Period, negotiate with the Company in good faith (to the extent the Company desires to negotiate) to make such adjustments in the terms and conditions of this Agreement that would not permit the Acquiror Board to make an Acquiror Intervening Event Recommendation Change, and (C) the Acquiror Board, including a majority of the Independent Directors of the Acquiror Board, determines, after consulting with its outside legal counsel and, with respect to financial matters, its financial advisor, that the failure to effect such an Acquiror Intervening Event Recommendation Change after taking into account any adjustments made by the Company during the Acquiror Intervening Event Notice Period, would be a breach of the standard of conduct applicable to the Acquiror Board.

(e) Nothing contained in this Agreement shall be deemed to prohibit the Acquiror from (i) complying with its disclosure obligations under applicable U.S. federal or state Law with regard to any Takeover Proposal or (ii) making any disclosure to the Acquiror’s stockholders if, after consultation with its outside legal counsel, the Acquiror determines that such disclosure would be required under applicable Law; provided, however, that any such disclosures (other than a “stop, look and listen” communication or similar communication of the type contemplated by Section 14d-9(f) under the Exchange Act) shall be deemed to be an Acquiror Adverse Recommendation Change unless the Acquiror Board expressly publicly reaffirms the Acquiror Recommendation (A) in such communication or (B) within three (3) Business Days after being requested in writing to do so by the Company.

7.8. Access to Information.

(a) Upon reasonable notice, except as may otherwise be restricted by applicable Law, each of the Company and the Acquiror shall, and shall cause each of its Consolidated Subsidiaries to, afford to the directors, officers, accountants, counsel, advisors and other Representatives of the other party, reasonable access, during normal business hours during the period prior to the Effective Time, to its properties, books, Contracts, and records and, during such period, such party shall, and shall cause its Consolidated Subsidiaries to, make available (including via EDGAR) to the other party all other information concerning its business and properties as the other party may reasonably request; provided that the foregoing shall not require the Company or the Acquiror, as applicable, to afford access to or to disclose any information that in such party’s reasonable judgment would violate any confidentiality obligations to which such party is subject to if after using its reasonable best efforts with respect thereto, it was unable to obtain any required consent to provide such access or make such disclosure; provided, further, that either the Company or the Acquiror may restrict access to the extent required by any applicable Law or as may be necessary to preserve attorney-client privilege or any similar privilege or protection under any circumstances in which such privilege or protection may be jeopardized by such disclosure or access.

(b) No investigation by a party hereto or its Representatives shall affect or be deemed to modify the representations and warranties of the other parties set forth in this Agreement.

7.9. Publicity. The initial press release with respect to the Transactions shall be a joint press release reasonably acceptable to each of the Acquiror, the Company and the Acquiror Adviser. Thereafter, so long as this Agreement is in effect, the Acquiror, the Company and the Acquiror Adviser each shall consult with the others before issuing or causing the publication of any press release or other public announcement with respect to this Agreement, the Mergers or the Transactions, except as may be required by applicable Law or the rules and regulations of NASDAQ or NYSE or to the extent that such press release or other public announcement relates to any Company Adverse Recommendation Change or Acquiror Adverse Recommendation Change made in accordance with Sections 7.6 or 7.7, respectively, and, to the extent practicable, before such press release or other public announcement is issued or made, the Acquiror, the Company or the Acquiror Adviser, as applicable, shall have used commercially reasonable efforts to advise the other parties of, and consult with the other parties regarding, the text of such press release or other public announcement; provided, that the Acquiror, the Company or the Acquiror Adviser may make any public statement in response to specific questions by analysts, investors or those attending industry conferences or financial analyst conference calls, so long as any such statements are consistent with previous press releases, public disclosures or public statements made in compliance with this Section 7.9.

7.10. Takeover Statutes and Provisions. Neither the Acquiror nor the Company will take any action that would cause the Transactions to be subject to requirements imposed by any Takeover Statutes. Each of the Acquiror and the Company shall take all necessary steps within its control to exempt (or ensure the continued exemption of) those Transactions from, or if necessary challenge the validity or applicability of, any applicable Takeover Statute, as now or hereafter in effect.

7.11. Tax Matters.

(a) Tax Representation Letters. Prior to the Effective Time (or at such other times as requested by counsel), each of the Acquiror and the Company shall execute and deliver to Simpson Thacher & Bartlett LLP tax representation letters (which will be used in connection with the tax opinions contemplated by Sections 8.2(e) and 8.3(e)).

(b) RIC Status. During the period from the date of this Agreement to the Effective Time, except as expressly contemplated or permitted by this Agreement, (i) the Company shall not, and shall not permit any of its Consolidated Subsidiaries to, directly or indirectly, without the prior written consent of the Acquiror take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause the Company to fail to qualify as a RIC, and (ii) the Acquiror shall not, and shall not permit any of its Consolidated Subsidiaries to, directly or indirectly, without the prior written consent of the Company, take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause the Acquiror to fail to qualify as a RIC.

(c) Tax Treatment of Mergers. Unless otherwise required by applicable Law or administrative action, (i) each of the Company, the Acquiror and Merger Sub shall use its reasonable best efforts to cause the Mergers to qualify as a reorganization governed by Section 368(a) of the Code, including by not taking any action that such party knows is reasonably likely to prevent such qualification; and (ii) each of the Company, the Acquiror and Merger Sub shall report the Mergers for U.S. federal income Tax purposes as a reorganization governed by Section 368(a) of the Code.

(d) Tax Opinions. The Company shall use its reasonable best efforts to obtain the tax opinion described in Section 8.3(e), and the Acquiror shall use its reasonable best efforts to obtain the tax opinion described in Section 8.2(e).

7.12. Stockholder Litigation. The parties to this Agreement shall reasonably cooperate and consult with one another in connection with the defense and settlement of any Proceeding by the Company’s stockholders or the Acquiror’s stockholders against any of them or any of their respective directors, officers or Affiliates with respect to this Agreement or the Transactions. Each of the Company and the Acquiror (i) shall keep the other party reasonably informed of any material developments in connection with any such Proceeding brought by its stockholders and (ii) shall not settle any such Proceeding without the prior written consent of the other party (such consent not to be unreasonably delayed, conditioned or withheld).

7.13. Section 16 Matters. Prior to the Effective Time, each of the Company Board and the Acquiror Board shall take all such steps as may be required to cause any dispositions of Company Common Stock or acquisitions of Acquiror Common Stock resulting from the Transactions by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company or will become subject to such reporting requirements with respect to the Acquiror, in each case, to be exempt pursuant to Rule 16b-3.

7.14. No Other Representations or Warranties. The parties hereto acknowledge and agree that except for the representations and warranties of the Company in Article III, the representations and warranties of the Acquiror in Article IV and the representations and warranties of the Acquiror Adviser in Article V, none of the Acquiror Adviser, the Company, the Acquiror or any of the Company’s or the Acquiror’s respective Consolidated Subsidiaries or any other Person acting on behalf of the foregoing makes or has relied on any representation or warranty, express or implied.

7.15. Merger of Surviving Company. Immediately after the occurrence of the Effective Time, in accordance with the MGCL, the Surviving Company and the Acquiror shall consummate the Second Merger.

7.16. Coordination of Dividends. The Acquiror and the Company shall coordinate with each other in designating the record and payment dates for any periodic dividends or distributions to their stockholders declared in accordance with this Agreement in any calendar quarter (in respect of any periodic dividends or distributions declared by the Acquiror) or calendar month (in respect of any periodic dividends or distributions declared by the Company) in which the Closing Date might reasonably be expected to occur, and neither the Acquiror nor the Company shall authorize or declare any dividend or distribution to its stockholders after the Determination Date at any time on or before the Closing Date; provided, however, that the foregoing shall not prohibit the Acquiror or the Company from authorizing, declaring or paying any dividend or distribution to its stockholders solely payable in cash in accordance with this Agreement to the extent such dividend or distribution is taken into account in determining the Closing Company Net Asset Value and/or the Closing Acquiror Net Asset Value, as applicable, including a Tax Dividend. Prior to the Closing Date, if the aggregate amount of all (a) dividends paid by the Company on or prior to the date of this Agreement plus (b) all monthly dividends after the date of this Agreement is less than the amount that should be paid as a dividend to distribute to the Company’s stockholders the amounts set forth in (i) through (iv) of the definition of “Tax Dividend” or otherwise is necessary for the Company to maintain its qualification as a RIC and avoid the imposition of any income or excise tax as reasonably determined by the Company, the Company shall declare a Tax Dividend. The Acquiror and the Company shall negotiate in good faith to adjust the Exchange Ratio to account for any Tax Dividends not otherwise reflected in the Closing Company Net Asset Value pursuant to the terms of Section 2.4(b).

7.17. Company Stockholders Payment.

(a) In consideration of the consummation of the Transactions, the Acquiror Adviser or one of its Affiliates shall pay or cause to be paid (other than by the Acquiror or the Company), to the holder of each share of Company Common Stock that is issued and outstanding as of the immediately prior to the Effective Time (such shares, together, the “Eligible Company Common Stock”), an amount in cash equal to $0.25 per share of Eligible Company Common Stock held by such holder (the “Company Stockholders Payment”).

(b) Prior to the Closing, the Acquiror Adviser shall appoint a nationally recognized financial institution reasonably acceptable to the Company (the “Payment Agent”) to act as payment agent, pursuant to a payment agent agreement to be entered into between the Acquiror Adviser and the Payment Agent, to make the aggregate Company Stockholders Payment. At or prior to the Closing, the Acquiror Adviser shall deposit, or shall cause one of its Affiliates to deposit, with the Payment Agent the aggregate Company Stockholders Payment (such cash deposit, plus any interest or other income earned thereon, the “Payment Fund”). The Payment Fund shall not be used for any purpose other than to fund payments pursuant to this Section 7.17.

(c) Promptly following the Closing, the Acquiror Adviser shall instruct the Payment Agent to promptly deliver to each holder of record of Eligible Company Common Stock the Company Stockholders Payment for each such share of Eligible Company Common Stock held of record by such holder (subject to deduction for any withholding Tax). The Payment Agent may condition such payment upon receipt of such information from such holder as is required by applicable Law or the Payment Agent’s internal processes. No interest will be paid or accrued for the benefit of holders of record of Eligible Company Common Stock on their respective Company Stockholders Payment.

(d) Holders of record of Eligible Company Common Stock, in their capacities as such, shall have no rights under this Agreement other than the right to receive their respective Company Stockholders Payment pursuant to this Section 7.17. No other holders of shares, other securities or voting power of the Acquiror or the Company, in their capacities as such, shall have any rights to receive any Company Stockholders Payment or other payments pursuant to this Section 7.17.

7.18. NASDAQ Listing. The Acquiror shall use reasonable best efforts to cause the shares of Acquiror Common Stock to be issued as Merger Consideration under this Agreement to be approved for listing on NASDAQ, subject to official notice of issuance, at or prior to the Effective Time.

7.19. Repayment of Indebtedness. Prior to the Effective Time, the Acquiror shall arrange for the repayment or prepayment of any amounts outstanding under the Company Credit Agreement as of the Effective Time, including by preparing and submitting, prior to the Effective Time and on or before the dates and times specified in the Company Credit Agreement, customary notices in respect of any such repayment or prepayment, with such repayment or prepayment to be made by the Acquiror immediately following the Effective Time; provided that, such repayment or prepayment shall be subject to the conditions set forth in the Acquiror Credit Agreement. Prior to the Effective Time, the Company shall provide such cooperation in connection with such repayment or prepayment, and the arrangement therefor, as may be requested by the Acquiror.

7.20. Acquiror Stockholders Distribution. Within thirty (30) days following the AIF Merger Closing or the AIF Merger Termination, as applicable, subject to applicable Law and the occurrence of the Closing, the Acquiror shall distribute to the holder of each share of Acquiror Common Stock as of a record date to be determined by the Acquiror Board an amount in cash equal to $0.20 per share of Acquiror Common Stock held by such holder.

ARTICLE VIII

CONDITIONS PRECEDENT

8.1. Conditions to Each Party’s Obligations to Effect the Merger. The respective obligations of the parties to effect the Merger shall be subject to the satisfaction or, other than with respect to Section 8.1(a), which shall not be waived by any party hereto, waiver, at or prior to the Effective Time, of the following conditions:

(a) Stockholder Approvals. (i) The Company Matters shall have been approved by the Company Requisite Vote, and (ii) the Acquiror Matters shall have been approved by the Acquiror Requisite Vote.

(b) Registration Statement. The Registration Statement shall have become effective under the Securities Act and applicable state Law, and no stop Order suspending the effectiveness of the Registration Statement shall have been issued and no Proceedings for that purpose shall have been initiated by the SEC.

(c) No Injunctions or Restraints; Illegality. No Order issued by any court or agency of competent jurisdiction or other Law preventing, enjoining, restraining or making illegal the consummation of the Mergers or any of the other Transactions shall be in effect.

(d) Regulatory and Other Approvals. All Regulatory Approvals required by applicable Law to consummate the Transactions shall have been obtained and shall remain in full force and effect and all statutory waiting periods required by applicable Law in respect thereof shall have expired (including expiration of the applicable waiting period under the HSR Act).

(e) No Litigation. There shall be no Proceeding by any Governmental Entity of competent jurisdiction pending that challenges the Mergers or any of the other Transactions or that otherwise seeks to prevent, enjoin, restrain or make illegal the consummation of the Mergers or any of the other Transactions.

(f) Net Asset Value Determinations. The determination of both the Closing Acquiror Net Asset Value and the Closing Company Net Asset Value shall have been completed in accordance with Section 2.4.

(g) NASDAQ Listing. The shares of Acquiror Common Stock to be issued under this Agreement in connection with the Merger shall have been authorized for listing on NASDAQ, subject to official notice of issuance.

8.2. Conditions to Obligations of the Acquiror and Merger Sub to Effect the Merger. The obligations of the Acquiror and Merger Sub to effect the Merger are also subject to the satisfaction or waiver by the Acquiror, at or prior to the Effective Time, of the following conditions:

(a) Representations and Warranties of the Company. (i) The representations and warranties of the Company set forth in Section 3.2(a) shall be true and correct in all respects (other than de minimis inaccuracies) as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (ii) the representations and warranties of the Company set forth in Section 3.8(ii) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (iii) the representations and warranties of the Company set forth in Sections 3.3(a), 3.3(b)(i), 3.7 and 3.20 shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); and (iv) the representations and warranties of the Company set forth in this Agreement (other than those set forth in the foregoing clauses (i), (ii) and (iii)), disregarding all qualifications and exceptions contained therein relating to the materiality or Material Adverse Effect or any similar qualification, shall be true and correct on and as of the date of this Agreement and on and as of the

Closing Date as though such representations and warranties were made on and as of such date and time (except to the extent that any such representation and warranty speaks only as to a specified date, in which case such representation and warranty shall be true and correct as of such specified date), except where the circumstances causing the failure of such representations or warranties to be true and correct have not had and would not reasonably be expect to have, individually or in the aggregate, a Material Adverse Effect with respect to the Company.

(b) Performance of Obligations of the Company. The Company shall have performed in all material respects its obligations required to be performed by it under this Agreement at or prior to the Effective Time.

(c) Absence of Company Material Adverse Effect. Since the date of this Agreement there shall not have occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a Material Adverse Effect in respect of the Company.

(d) Receipt of Company Certificate. The Acquiror shall have received a certificate signed on behalf of the Company by the President or the Chief Financial Officer of the Company to the effect that the conditions set forth in Sections 8.2(a), (b), and (c) have been satisfied.

(e) Federal Tax Opinion. The Acquiror shall have received the opinion of its counsel, Simpson Thacher & Bartlett LLP, dated as of the Closing Date, substantially to the effect that, on the basis of facts, representations and assumptions that are consistent with the state of facts existing at the Closing Date, the Mergers will be treated as a reorganization within the meaning of Section 368(a) of the Code. In rendering such opinion, counsel may require and rely upon representations contained in certificates of officers of the Acquiror and the Company delivered pursuant to Section 7.11(a).

8.3. Conditions to Obligations of the Company to Effect the Merger. The obligation of the Company to effect the Merger is also subject to the satisfaction or waiver by the Company, at or prior to the Effective Time, of the following conditions:

(a) Representations and Warranties of the Acquiror, Merger Sub and the Acquiror Adviser. (i) The representations and warranties of the Acquiror set forth in Section 4.2(a) shall be true and correct in all respects (other than de minimis inaccuracies) as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (ii) the representations and warranties of the Acquiror and Merger Sub set forth in Section 4.8(ii) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (iii) the representations and warranties of the Acquiror and Merger Sub set forth in Sections 4.3(a), 4.3(b)(i) and 4.7 and the representations and warranties of the Acquiror Adviser set forth in Sections 5.2(a) and 5.2(b)(i) shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); and (iv) the representations and warranties of the Acquiror, Merger Sub and the Acquiror Adviser set forth in this Agreement (other than those set forth in the foregoing clauses (i), (ii) and (iii)), disregarding all qualifications and exceptions contained therein relating to the materiality or Material Adverse Effect or any similar qualification, shall be true and correct on and as of the date of this Agreement and on and as of the Closing Date as though such representations and warranties were made on and as of such date and time (except to the extent that any such representation and warranty speaks only as to a specified date, in which case such representation and warranty shall be true and correct as of such specified date), except where the circumstances causing the failure of such representations or warranties to be true and correct have not had and would not reasonably be expect to have, individually or in the aggregate, a Material Adverse Effect with respect to the Acquiror, Merger Sub or the Acquiror Adviser, as applicable.

(b) Performance of Obligations of the Acquiror, Merger Sub and the Acquiror Adviser. The Acquiror, Merger Sub and the Acquiror Adviser shall have performed in all material respects their obligations required to be performed by them under this Agreement at or prior to the Effective Time.

(c) Absence of Acquiror or Acquiror Adviser Material Adverse Effect. Since the date of this Agreement there shall not have occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a Material Adverse Effect in respect of the Acquiror or the Acquiror Adviser.

(d) Receipt of Acquiror Certificate. The Company shall have received a certificate signed on behalf of the Acquiror and Merger Sub by the Chief Executive Officer or the Chief Financial Officer of the Acquiror to the effect that the conditions set forth in Sections 8.3(a), (b) and (c) have been satisfied.

(e) Federal Tax Opinion. The Company shall have received the opinion of its counsel, Simpson Thacher & Bartlett LLP, dated as of the Closing Date, substantially to the effect that, on the basis of facts, representations and assumptions that are consistent with the state of facts existing at the Closing Date, the Mergers will be treated as a reorganization within the meaning of Section 368(a) of the Code. In rendering such opinion, counsel may require and rely upon representations contained in certificates of officers of the Acquiror and the Company delivered pursuant to Section 7.11(a).

8.4. Frustration of Closing Conditions. None of the Acquiror, Merger Sub or the Company may rely on the failure of any condition set forth in this Article VIII to be satisfied to excuse performance by such party of its obligations under this Agreement if such failure was caused by such party’s failure to act in good faith or to use its commercially reasonable efforts to consummate the Merger and the other Transactions.

ARTICLE IX

TERMINATION AND AMENDMENT

9.1. Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of the Company Matters by the stockholders of the Company or the Acquiror Matters by the stockholders of the Acquiror:

(a) by mutual consent of the Company and the Acquiror in a written instrument authorized by each of the Company Board, including a majority of the Independent Directors of the Company, and the Acquiror Board, including a majority of the Independent Directors of the Acquiror;

(b) by either the Company or the Acquiror, if:

(i) any Governmental Entity that must grant a Regulatory Approval has denied approval of the Transactions (including the Mergers) and such denial has become final and nonappealable, or any Governmental Entity of competent jurisdiction shall have issued a final and nonappealable Order, or promulgated any other Law permanently enjoining or otherwise prohibiting or making illegal the consummation of the Transactions;

(ii) the Merger shall not have been consummated on or before November 7, 2024 (the “Outside Date”); provided that the right to terminate this Agreement pursuant to this Section 9.1(b)(ii) shall not be available to any party whose failure to fulfill in any material respect any of its obligations under this Agreement has been the cause of, or resulted in, the event giving rise to the failure to close prior to the Outside Date;

(iii) the stockholders of the Company shall have failed to approve the Company Matters by the Company Requisite Vote of the Company’s stockholders at a duly held meeting of the Company’s stockholders or at any adjournment or postponement thereof at which the Company Matters have been voted upon; or

(iv) the stockholders of the Acquiror shall have failed to approve the Acquiror Matters by the Acquiror Requisite Vote of the Acquiror’s stockholders at a duly held meeting of the Acquiror’s stockholders or at any adjournment or postponement thereof at which the Acquiror Matters have been voted upon;

provided, however, that the right to terminate this Agreement pursuant to this Section 9.1(b) shall not be available to any party that has breached in any material respect its obligations under this Agreement in any manner that has been the principal cause of or resulted in the failure to consummate the Transactions;

(c) by the Company, if:

(i) there shall have been a breach of any of the covenants or agreements or any of the representations or warranties set forth in this Agreement on the part of the Acquiror, Merger Sub or the Acquiror Adviser, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the failure of the conditions set forth in Sections 8.3(a), (b) or (c), and such breach is not curable prior to the Outside Date or if curable prior to the Outside Date, has not been cured within thirty (30) days after the giving of notice thereof by the Company to the Acquiror (provided that the Company is not then in material breach of this Agreement so as to cause any of the conditions set forth in Sections 8.1, 8.2(a), 8.2(b) or 8.2(c) not to be satisfied);

(ii) prior to obtaining approval of the Acquiror Matters by the stockholders of the Acquiror (A) an Acquiror Adverse Recommendation Change shall have occurred, (B) a Takeover Proposal is publicly announced and the Acquiror fails to issue, within ten (10) Business Days after such Takeover Proposal is announced, a press release that reaffirms the Acquiror Recommendation or (C) a tender or exchange offer relating to any shares of Acquiror Common Stock shall have been commenced by a third party and the Acquiror shall not have sent to its stockholders, within ten (10) Business Days after the commencement of such tender or exchange offer, a statement disclosing that the Acquiror Board recommends rejection of such tender or exchange offer;

(iii) the Acquiror breaches, in any material respect, its obligations under Section 7.5 or Section 7.7; or

(iv) at any time prior to the time the approval of the Company’s stockholders with respect to the Company Matters is obtained, (A) the Company is not in material breach of any of the terms of this Agreement, (B) the Company Board, including a majority of the Independent Directors of the Company, authorizes the Company, subject to complying with the terms of this Agreement (including Section 7.6(b)), to enter into, and the Company enters into, a definitive Contract with respect to a Company Superior Proposal and (C) the third party that made such Company Superior Proposal, substantially concurrently with such termination, pays to the Acquiror in immediately available funds any fees required to be paid pursuant to Section 9.2(a);

(d) by the Acquiror, if:

(i) there shall have been a breach of any of the covenants or agreements or any of the representations or warranties set forth in this Agreement on the part of the Company, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the failure of the conditions set forth in Sections 8.2(a), (b) or (c), and such breach is not curable prior to the Outside Date or if curable prior to the Outside Date, has not been cured within thirty (30) days after the giving of notice thereof by the Acquiror to the Company (provided that the Acquiror, Merger Sub or the Acquiror Adviser is not then in material breach of this Agreement so as to cause any of the conditions set forth in Sections 8.1, 8.3(a), 8.3(b) or 8.3(c) not to be satisfied);

(ii) prior to obtaining approval of the Company Matters by the stockholders of the Company (A) a Company Adverse Recommendation Change shall have occurred, (B) a Takeover Proposal is publicly announced and the Company fails to issue, within ten (10) Business Days after such Takeover Proposal is announced, a press release that reaffirms the Company Recommendation or (C) a tender or exchange offer relating to any shares of Company Common Stock shall have been commenced by a third party and the Company shall not have sent to its stockholders, within ten (10) Business Days after the commencement of such tender or exchange offer, a statement disclosing that the Company Board recommends rejection of such tender or exchange offer;

(iii) the Company breaches, in any material respect, its obligations under Section 7.5 or Section 7.6; or

(iv) at any time prior to the time the approval of the Acquiror’s stockholders with respect to the Acquiror Matters is obtained, (A) the Acquiror is not in material breach of any of the terms of this Agreement, (B) the Acquiror Board, including a majority of the Independent Directors of the Acquiror, authorizes the Acquiror, subject to complying with the terms of this Agreement (including Section 7.7(b)), to enter into, and the Acquiror enters into, a definitive Contract with respect to an Acquiror Superior Proposal and (C) the third party that made such Acquiror Superior Proposal, substantially concurrently with such termination, pays to the Company in immediately available funds any fees required to be paid pursuant to Section 9.2(b).

The party desiring to terminate this Agreement pursuant to Section 9.1 shall give written notice of such termination to the other party in accordance with Section 11.2, specifying the provision or provisions hereof pursuant to which such termination is effected.

9.2. Termination Fee.

(a) If this Agreement shall be terminated:

(i) by the Company pursuant to Section 9.1(c)(iv), then, substantially concurrently with, and as a condition to such termination, the Company shall cause the third party that made the applicable Company Superior Proposal (or its designee) to pay the Acquiror, subject to applicable Law and Section 9.2(c), a non-refundable fee in an amount equal to $7,029,482.00, which is equal to 3.0% of the net asset value of the Company as of September 30, 2023 (the “Company Termination Fee”); or

(ii) (A) by (x) the Acquiror or the Company pursuant to Sections 9.1(b)(ii) or 9.1(b)(iii) or (y) the Acquiror pursuant to Section 9.1(d)(i) (solely to the extent that the Company has committed a willful or intentional breach), (B) a Takeover Proposal has been publicly disclosed after the date of this Agreement and, prior to the date of such termination, has not been withdrawn (1) with respect to any termination pursuant to Sections 9.1(b)(ii) or 9.1(d)(i), prior to the date of such termination and (2) with respect to any termination pursuant to Section 9.1(b)(iii), prior to the time of the duly held Company Stockholders Meeting, and (C) the Company enters into a definitive Contract with respect to such Takeover Proposal within twelve (12) months after such termination, and such Takeover Proposal is subsequently consummated (regardless of whether such consummation happens prior to or following such twelve (12)-month period), then, within two (2) Business Days after the date that such Takeover Proposal is consummated, the Company shall cause the third party that made such Takeover Proposal (or its designee) to pay the Acquiror, subject to applicable Law and Section 9.2(c), the Company Termination Fee; provided, that for purposes of this Section 9.2(a)(ii), the term “Takeover Proposal” will have the meaning assigned to such term in Article X, except that references to “25%” will be deemed to be references to “50%.”

The Company Termination Fee shall be paid by wire transfer of immediately available funds to the Acquiror or, at the election of the Acquiror, to one of its Consolidated Subsidiaries, to an account designated in writing to the Company by the Acquiror if the Acquiror shall have furnished to the Company wire payment instructions prior to the date of payment or, otherwise, by certified or official bank check.

(b) If this Agreement shall be terminated:

(i) by the Acquiror pursuant to Section 9.1(d)(iv), then, substantially concurrently with, and as a condition to such termination, the Acquiror shall cause the third party that made the applicable

Acquiror Superior Proposal (or its designee) to pay the Company, subject to applicable Law and Section 9.2(c), a non-refundable fee in an amount equal to $29,905,339.00, which is equal to 3.0% of the net asset value of the Acquiror as of September 30, 2023 (the “Acquiror Termination Fee”); or

(ii) (A) by (x) the Acquiror or the Company pursuant to Sections 9.1(b)(ii) or 9.1(b)(iv) or (y) the Company pursuant to Section 9.1(c)(i) (solely to the extent that the Acquiror has committed a willful or intentional breach), (B) a Takeover Proposal has been publicly disclosed after the date of this Agreement and, prior to the date of such termination, has not been withdrawn (1) with respect to any termination pursuant to Sections 9.1(b)(ii) or 9.1(c)(i), prior to the date of such termination and (2) with respect to any termination pursuant to Section 9.1(b)(iv), prior to the time of the duly held Acquiror Stockholders Meeting, and (C) the Acquiror enters into a definitive Contract with respect to such Takeover Proposal within twelve (12) months after such termination, and such Takeover Proposal is subsequently consummated (regardless of whether such consummation happens prior to or following such twelve (12)-month period), then, within two (2) Business Days after the date that such Takeover Proposal is consummated, the Acquiror shall cause the third party that made such Takeover Proposal (or its designee) to pay the Company, subject to applicable Law and Section 9.2(c), the Acquiror Termination Fee; provided, that for purposes of this Section 9.2(b)(ii), the term “Takeover Proposal” will have the meaning assigned to such term in Article X, except that references to “25%” will be deemed to be references to “50%.”

The Acquiror Termination Fee shall be paid by wire transfer of immediately available funds to the Company or, at the election of the Company, to one of its Consolidated Subsidiaries, to an account designated in writing to the Acquiror by the Company if the Company shall have furnished to the Acquiror wire payment instructions prior to the date of payment or, otherwise, by certified or official bank check.

(c) Notwithstanding anything to the contrary in this Agreement, the Company Termination Fee or the Acquiror Termination Fee, as applicable, shall not be due and payable pursuant to this Section 9.2 if the SEC informs the Company or the Acquiror that the payment of such Company Termination Fee or Acquiror Termination Fee is prohibited under applicable Law, and the Company (in the case of an Acquiror Termination Fee) or the Acquiror (in the case of a Company Termination Fee) is unable to obtain appropriate relief from the SEC to permit the payment of such Company Termination Fee or Acquiror Termination Fee.

(d) Each of the parties hereto acknowledges that the agreements contained in this Section 9.2 are an integral part of the transactions contemplated hereby, and without these agreements, the parties would not enter into this Agreement.

9.3. Effect of Termination. In the event of termination of this Agreement by either the Company or the Acquiror as provided in Section 9.1, this Agreement shall forthwith become void and have no effect, and none of the Acquiror Adviser, the Acquiror, Merger Sub, the Company, any of their respective Affiliates or Consolidated Subsidiaries or any of the officers or directors of any of them shall have any liability of any nature whatsoever under this Agreement, or in connection with the Transactions, except that Section 7.8(b), Article IX and Article XI (including, in each case, any applicable definitions) shall survive any termination of this Agreement; provided, however, that, except as otherwise provided in Sections 9.2(a) and 9.2(b), nothing herein shall relieve any party from any liabilities for damages incurred or suffered by another party arising out of the willful or intentional breach by such party of any provision of this Agreement or a failure or refusal by such party to consummate this Agreement and the Transactions when such party was obligated to do so in accordance with the terms hereof.

9.4. Fees and Expenses. Notwithstanding the provisions of Section 9.2, all fees and expenses incurred in connection with this Agreement and the Transactions (including the Mergers) shall be paid by the party incurring such fees or expenses, whether or not the Transactions (including the Mergers) are consummated; provided, however, that notwithstanding the foregoing, the following fees and expenses shall be borne proportionately by the Acquiror and the Company by reference to their respective net asset values as of September 30, 2023: (i) all costs and expenses of printing and mailing the Joint Proxy Statement/Prospectus that are related to the Agreement and the Transactions, (ii) all filing and other fees paid to the SEC in connection with the Mergers, and (iii) fees and expenses for legal services to the Company, the Acquiror and Merger Sub in connection with the Agreement and the Transactions (excluding fees for legal services of independent counsel to the Acquiror Special Committee and the Company Special Committee).

9.5. Amendment. This Agreement may be amended by the parties, by action taken or authorized by their respective boards of directors, at any time before or after approval of the Acquiror Matters by the stockholders of the Acquiror or the Company Matters by the stockholders of the Company; provided, however, that after any approval of the Acquiror Matters by the stockholders of the Acquiror or the Company Matters by the stockholders of the Company, there may not be, without further approval of the applicable party’s stockholders, any amendment of this Agreement that requires such further approval under applicable Law. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

9.6. Extension; Waiver. At any time prior to the Effective Time, each party, by action taken or authorized by the Company Board, including the Company Special Committee, or the Acquiror Board, including the Acquiror Special Committee, or the Board of Directors of Merger Sub, as applicable, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties of the other parties contained in this Agreement or (c) waive compliance by the other parties with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other non-compliance.

ARTICLE X

CERTAIN DEFINITIONS

“Acquiror Credit Agreement” means that certain Amended and Restated Senior Secured Revolving Credit Agreement, dated as of April 19, 2023, by and among the Acquiror, JPMorgan Chase Bank, N.A., Truist Bank, Bank of Montreal, MUFG Bank, Ltd., Truist Securities, Inc., BMO Capital Markets Corp. and the lenders party thereto.

“Acquiror Disclosure Schedule” means that certain disclosure schedule of the Acquiror attached hereto.

“Acquiror Matters” means (i) the approval of the proposed issuance of Acquiror Common Stock in connection with the Merger and (ii) any other matters required to be approved or adopted by the stockholders of the Acquiror in order to effect the Transactions.

“Acquiror Per Share NAV” means the quotient of (i) the Closing Acquiror Net Asset Value divided by (ii) the number of shares of Acquiror Common Stock issued and outstanding as of the Determination Date.

“Acquiror Superior Proposal” means a bona fide written Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, the Acquiror or any of its Consolidated Subsidiaries or by any of their respective Affiliates or Representatives in violation of this Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of the Acquiror or more than 75% of the assets of the Acquiror on a consolidated basis (a) on terms which the Acquiror Board determines in good faith to be superior for the stockholders of the Acquiror (in their capacity as stockholders), taken as a group, from a financial point of view as compared to the Merger (after giving effect to any alternative proposed by the Company in accordance with Section 7.7), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms and (c) in respect of which any required financing has been determined in good faith by the Acquiror Board (upon the recommendation of the Acquiror Special Committee) to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.

“Affiliate” of a Person means any other Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the first Person (it being understood that no portfolio company in which any Person has, directly or indirectly, made a debt or equity investment that is, would or should be reflected in the schedule of investments included in the quarterly or annual reports of such Person that are filed with the SEC shall be an Affiliate of such Person). The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlled” has a meaning correlative thereto.

“AIF Merger Agreement” means that certain Agreement and Plan of Merger, dated as of November 7, 2023, by and between Apollo Tactical Income Fund Inc., the Acquiror, the Acquiror Adviser and AIF Merger Sub, Inc.

“AIF Merger Closing” means the consummation of the transactions contemplated by the AIF Merger Agreement.

“AIF Merger Termination” means the termination of the AIF Merger Agreement pursuant to the terms thereof.

“Business Day” means any day other than a Saturday or Sunday or a day on which banks are required or authorized to close in the City of New York, New York.

“Company Administration Agreements” means (i) the administrative services and expense reimbursement agreement between the Company and the Company Adviser, (ii) the accounting and administrative services agreement between the Company and U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services, (iii) the custodial services agreement between the Company and U.S. Bank National Association and (iv) the transfer agent agreement between the Company and American Stock Transfer & Trust Company, LLC, each in effect as of the date of this Agreement.

“Company Adviser” means Apollo Credit Management, LLC, a Delaware limited liability company.

“Company Advisory Agreement” means the investment advisory and management agreement between the Company and the Company Adviser in effect as of the date of this Agreement.

“Company Credit Agreement” means that certain Amended and Restated Loan and Security Agreement, dated as of March 1, 2019, by and between the Company and Sumitomo Mitsui Banking Corporation (as amended from time to time).

“Company Disclosure Schedule” means that certain disclosure schedule of the Company attached hereto.

“Company Matters” means (i) the approval of the Merger and (ii) any other matters required to be approved or adopted by the stockholders of the Company in order to effect the Transactions.

“Company Per Share NAV” means the quotient of (i) the Closing Company Net Asset Value divided by (ii) the number of shares of Company Common Stock issued and outstanding as of the Determination Date (excluding any Cancelled Shares).

“Company Superior Proposal” means a bona fide written Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, the Company or any of its Consolidated Subsidiaries or by any of their respective Affiliates or Representatives in violation of this Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of the Company or more than 75% of the assets of the Company on a consolidated basis (a) on terms which the Company Board determines in good faith to be superior for the stockholders of the Company (in their capacity as stockholders), taken as a group, from a financial point of view as compared to the Merger (after giving effect to any alternative proposed by the Acquiror in accordance with Section 7.6), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms and (c) in respect of which any required financing has been determined in good faith by the Company Board (upon the recommendation of the Company Special Committee) to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.

“Company Trademark Agreement” means the trademark license agreement between the Company and Apollo Global Management, LLC, a Delaware limited liability company, in effect as of the date of this Agreement.

“Consolidated Subsidiary”, when used with respect to any Person, means any corporation, partnership, limited liability company or other Person, whether incorporated or unincorporated, that is consolidated with such Person for financial reporting purposes under GAAP.

“Contract” means any agreement, contract, lease, mortgage, evidence of indebtedness, indenture, license or instrument, whether oral or written, and shall include each amendment, supplement and modification to the foregoing, to which a Person or any of its Consolidated Subsidiaries is a party or by which any of them may be bound.

“EDGAR” means the SEC’s Electronic Data Gathering Analysis and Retrieval System.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder.

“Exchange Ratio” means the quotient (rounded to four decimal places) of (i) the Company Per Share NAV divided by (ii) the Acquiror Per Share NAV.

“Governmental Entity” means any federal, state, local or foreign government or other governmental body, any agency, commission or authority thereof, any regulatory or administrative authority, any quasi-governmental body, any self-regulatory agency, any court, tribunal or judicial body, or any political subdivision, department or branch of any of the foregoing.

“Indebtedness” shall mean (a) any indebtedness or other obligation for borrowed money, (b) any indebtedness evidenced by a note, bond, debenture or similar instrument, (c) any liabilities or obligations with respect to interest rate swaps, collars, caps and similar hedging obligations, (d) any capitalized lease obligations, (e) any direct or contingent obligations under letters of credit, bankers’ acceptances, bank guarantees, surety bonds and similar instruments, each to the extent drawn upon and unpaid, (f) any obligation to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business) and (g) guarantees in respect of clauses (a) through (f), in each case excluding obligations to fund commitments to portfolio companies or companies entered into in the ordinary course of business.

“Independent Director” means, with respect to the Acquiror or the Company, each director who is not an “interested person” of the Acquiror or the Company, as the case may be, as defined in the Investment Company Act.

“Intervening Event” means any event, change or development first occurring or arising after the date hereof that is material to the Acquiror and its Consolidated Subsidiaries, taken as a whole, or the Company and its Consolidated Subsidiaries, taken as whole, that was not known to, or reasonably foreseeable by, the party’s board of directors, as of or prior to the date hereof (or if known or reasonably foreseeable, the material consequences of which were not known or reasonably foreseeable as of the date hereof) and did not result from or arise out of the announcement or pendency of, or any actions required to be taken by such party (or to be refrained from being taken by such party) pursuant to this Agreement; provided, however, that in no event shall the following events, changes or developments constitute an Intervening Event: (a) the receipt, existence, or terms of a Takeover Proposal or any matter relating thereto or consequence thereof or any inquiry, proposal, offer, or transaction from any third party relating to or in connection with a transaction of the nature described in the definition of “Takeover Proposal” (which, for the purposes of the Intervening Event definition, shall be read without reference to the percentage thresholds set forth in the definition thereof); (b) any change in the price, or change in trading volume, of the Acquiror Common Stock (provided, however, that this clause (b) shall not apply to the underlying causes giving rise to or contributing to such change or prevent any of such underlying causes from being taken into account in determining whether an Intervening Event has occurred unless such underlying causes are otherwise excluded from the definition of Intervening Event); or (c) any changes in general economic or political conditions, except to the extent that such changes have a materially disproportionate adverse impact on the Acquiror and its Consolidated Subsidiaries, taken as a whole, or the Company and its Consolidated Subsidiaries, taken as a whole, relative to other participants of similar sizes engaged in the industries in which, as applicable, the Acquiror or the Company conducts its businesses.

“Investment Advisers Act” means the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder.

“knowledge” means for each of the Acquiror, the Company and the Acquiror Adviser, the actual knowledge of their respective executive officers, directors, general partners and managing members, as applicable, as of the date of this Agreement.

“Law” means any federal, state, local or foreign law (including the common law), statute, code, ordinance, rule, regulation, judgment, Order, writ, decree or injunction or any Permit or similar right granted by any Governmental Entity.

“Liens” means all security interests, liens, claims, pledges, easements, mortgages, rights of first offer or refusal or other encumbrances.

“Material Adverse Effect” means, with respect to the Acquiror, the Company or the Acquiror Adviser, as the case may be, any event, development, change, effect or occurrence (each, an “Effect”) that is, or would reasonably be expected to be, individually or in the aggregate, materially adverse to (i) the business, operations, condition (financial or otherwise) or results of operations of such party and its Consolidated Subsidiaries, taken as a whole, other than (A) any Effect resulting from or attributable to (1) changes in general economic, social or political conditions or the financial markets in general, including the commencement or escalation of a war, armed hostilities or other material international or national calamity or acts of terrorism or earthquakes, hurricanes, other natural disasters or acts of God, the coronavirus (COVID-19) or any other pandemic (including the impact on economies generally and the results of any actions taken by Governmental Entities in response thereto), (2) general changes or developments in the industries in which such party and its Consolidated Subsidiaries operate, including general changes in Law after the date hereof across such industries, except, in the case of the foregoing clauses (1) and (2), to the extent such changes or developments referred to therein have a materially disproportionate adverse impact on such party and its Consolidated Subsidiaries, taken as a whole, relative to other participants of similar sizes engaged in the industries in which such party conducts its businesses or (3) the announcement of this Agreement or the Transactions or the identities of the parties to this Agreement or (B) any failure to meet internal or published projections or forecasts for any period, as the case may be, or any decline in the price of shares of Company Common Stock on NYSE or Acquiror Common Stock on NASDAQ or

trading volume of Company Common Stock or Acquiror Common Stock (provided that the underlying causes of such failure shall be considered in determining whether there is a Material Adverse Effect) or (ii) the ability of such party to timely perform its material obligations under this Agreement or consummate the Merger and the other Transactions.

“Order” means any writ, injunction, judgment, order or decree entered, issued, made or rendered by any Governmental Entity.

“Permit” means any license, permit, variance, exemption, approval, qualification, or Order of any Governmental Entity.

“Permitted Indebtedness” means Indebtedness of the Acquiror or the Company, as applicable, and its respective Consolidated Subsidiaries (i) outstanding as of the date of this Agreement or (ii) incurred after the date of this Agreement to the extent permitted by the Investment Company Act that is substantially consistent with the past practices of the Acquiror or the Company, as applicable.

“Person” means an individual, a (general or limited) partnership, a corporation, a limited liability company, an association, a trust, a joint venture, a Governmental Entity or other legal entity or organization.

“Previously Disclosed” means information (i) with respect to the Company, (A) set forth in the Company Disclosure Schedule or (B) previously disclosed since the Applicable Date in any Company SEC Report and (ii) with respect to the Acquiror, (A) set forth in the Acquiror Disclosure Schedule or (B) previously disclosed since the Applicable Date in any Acquiror SEC Report; provided, however, that any risk factor disclosures contained under the heading “Risk Factors,” any disclosure of risks included in any “forward-looking statements” disclaimer or any other statements that are similarly predictive or forward-looking in nature in any Company SEC Report or Acquiror SEC Report, as the case may be, shall not be deemed to be “Previously Disclosed.”

“Proceeding” means an action, suit, arbitration, investigation, examination, litigation, lawsuit or other proceeding, whether civil, criminal or administrative.

“Regulatory Approvals” means all applications and notices with, and receipt of consents, authorizations, approvals, exemptions or nonobjections from any Governmental Entity.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules promulgated thereunder.

“Takeover Proposal” means any inquiry, proposal, discussions, negotiations or offer from any Person or group of Persons (other than the Acquiror or the Company or any of their respective Affiliates) (a) with respect to a merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction involving the Company or the Acquiror, as applicable, or any of such party’s respective Consolidated Subsidiaries, as applicable, (b) relating to any direct or indirect acquisition, in one transaction or a series of transactions, of (i) assets or businesses (including any mortgage, pledge or similar disposition thereof but excluding any bona fide financing transaction) that constitute or represent, or would constitute or represent if such transaction is consummated, 25% or more of the total assets, net revenue or net income of the Company or the Acquiror, as applicable, and such party’s respective Consolidated Subsidiaries, taken as a whole, or (ii) 25% or more of the outstanding shares of capital stock of, or other equity or voting interests in, the Company or in any of the Company’s Consolidated Subsidiaries or, the Acquiror or in any of the Acquiror’s Consolidated Subsidiaries, as applicable, or (c) relating to any direct or indirect transaction or series of transactions that would result in any Person other than the Company Adviser or an Affiliate thereof (in the case of the Company) or the Acquiror

Adviser or an Affiliate thereof (in the case of the Acquiror) serving as the external investment adviser to the Company or the Acquiror, as applicable, in each case other than the Merger and the other Transactions.

“Tax” means all federal, state, local, and foreign income, excise, gross receipts, gross income, profits, gains, property, capital, sales, transfer, use, payroll, employment, severance, withholding, duties, franchise, value added and other taxes, charges, levies or like assessments together with all penalties and additions to tax and interest thereon imposed by any taxing authority.

“Tax Dividend” means a dividend or dividends, with respect to any applicable tax year, which is deductible pursuant to the dividends paid deduction under Section 562 of the Code, and shall have the effect of distributing to the Company’s stockholders (i) all of its previously undistributed “investment company taxable income” within the meaning of Section 852(b) of the Code (determined without regard to Section 852(b)(2)(D) of the Code), (ii) any prior year shortfall as determined under Section 4982(b)(2) of the Code, (iii) amounts constituting the excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iv) net capital gain (within the meaning of Section 1222(11) of the Code), if any, in each case recognized either in the applicable tax year or any prior tax year.

“Tax Return” means a report, return, statement, form, election or other information (including any schedules, attachments or amendments thereto) required to be supplied to a taxing authority with respect to Taxes including, where permitted or required, consolidated, combined or unitary returns for any group of entities.

“Trading Day” shall mean a day on which shares of Acquiror Common Stock are traded on NASDAQ.

“Transactions” means the transactions contemplated by this Agreement, including the Mergers.

“Treasury Regulations” means all final and temporary federal income tax regulations, as amended from time to time, issued under the Code by the United States Treasury Department.

Table of Definitions

Term:	Section:
Acceptable Courts	11.6
Acquiror	Preamble
Acquiror Adverse Recommendation Change	7.7(a)
Acquiror Adviser	Preamble
Acquiror Balance Sheet	4.6(b)
Acquiror Board	Recitals
Acquiror Bylaws	4.1(b)
Acquiror Capitalization Date	4.2(a)
Acquiror Charter	4.1(b)
Acquiror Common Stock	1.5(b)

Term:	Section:
Acquiror Insurance Policy	4.15
Acquiror Intellectual Property Rights	4.16
Acquiror Intervening Event Notice Period	7.7(d)
Acquiror Intervening Event Recommendation Change	7.7(d)
Acquiror Material Contracts	4.14(a)
Acquiror Recommendation	7.3(b)
Acquiror Requisite Vote	4.3(a)
Acquiror SEC Reports	4.5(a)
Acquiror Special Committee	Recitals

Acquiror Stockholders Meeting	4.3(a)
Acquiror Termination Fee	9.2(b)(i)
Acquiror Voting Debt	4.2(a)
Agreement	Preamble
Applicable Date	3.5(a)
ASC Topic 820	3.6(h)
BDC	Recitals
Book-Entry Share	1.5(d)
Cancelled Shares	1.5(b)
Certificate	1.5(d)
Closing	1.2
Closing Acquiror Net Asset Value	2.4(a)
Closing Company Net Asset Value	2.4(b)
Closing Date	1.2
Code	Recitals
Company	Preamble
Company Adverse Recommendation Change	7.6(a)
Company Balance Sheet	3.6(b)
Company Board	Recitals
Company Bylaws	3.1(b)
Company Capitalization Date	3.2(a)
Company Charter	3.1(b)
Company Common Stock	1.5(b)
Company Insurance Policy	3.15
Company Intellectual Property Rights	3.16
Company Intervening Event Notice Period	7.6(d)
Company Intervening Event Recommendation Change	7.6(d)
Company Material Contracts	3.14(a)
Company Recommendation	7.3(a)
Company Requisite Vote	3.3(a)
Company SEC Reports	3.5(a)
Company Special Committee	Recitals
Company Stockholders Meeting	3.3(a)
Company Stockholders Payment	7.17(a)
Company Termination Fee	9.2(a)
Company Voting Debt	3.2(a)

Term:	Section:
Deloitte	3.6(a)
Determination Date	2.4(a)
DOJ	7.1(a)
Effective Time	1.3
Eligible Company Common Stock	7.17(a)
Employee Benefit Plans	3.13
Enforceability Exception	3.3(a)
Exchange Agent	2.1
Exchange Fund	2.1
First Articles of Merger	1.3
FTC	7.1(a)
GAAP	3.6(a)

HSR Act	3.4
Indemnified Liabilities	7.4(a)
Indemnified Party	7.4(a)
Intellectual Property Rights	3.16
Investment Company Act	Recitals
IRS	3.11(a)
Joint Proxy Statement/Prospectus	3.4
Lazard Opinion	4.20
Letter of Transmittal	2.2(a)
MD SDAT	1.3
Merger	Recitals
Merger Consideration	1.5(c)
Merger Sub	Preamble
Mergers	Recitals
MGCL	1.1
NASDAQ	Recitals
Notice of a Company Superior Proposal	7.6(b)
Notice of an Acquiror Superior Proposal	7.7(b)
NYSE	Recitals
Outside Date	9.1(b)(ii)
Payment Agent	7.17(b)
Payment Fund	7.17(b)
Registration Statement	3.4
Representatives	7.5(a)
RIC	3.11(b)
Rights	3.2(a)
Sarbanes-Oxley Act	3.6(f)
Second Articles of Merger	1.7(a)
Second Effective Time	1.7(a)
Second Merger	Recitals
Surviving Company	Recitals
Takeover Statutes	3.19

ARTICLE XI

GENERAL PROVISIONS

11.1. Nonsurvival of Representations, Warranties and Agreements. None of the representations, warranties, covenants and agreements set forth in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time, except for and subject to Section 7.4 and Section 9.4 and for those other covenants and agreements contained in this Agreement that by their express terms apply or are to be performed in whole or in part after the Effective Time.

11.2. Notices. All notices and other communications in connection with this Agreement shall be in writing and shall be deemed given if delivered personally, sent via email (provided that the transmission is followed up within one (1) Business Day by dispatch pursuant to one of the other methods described herein), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

If to the Company, to:

Apollo Senior Floating Rate Fund Inc.

9 West 57th Street

New York, NY 10019

Attention: Kristin Hester

Email:       khester@apollo.com

with a copy, which will not constitute notice, to:

Simpson Thacher & Bartlett LLP

900 G Street, N.W.

Washington, DC 20001

Attention: Steven Grigoriou

Email:       steven.grigoriou@stblaw.com

Attention: Jonathan Corsico

Email:       jonathan.corsico@stblaw.com

and

Dechert LLP

Three Bryant Park

1095 Avenue of the Americas

New York, NY 10036

Attention: Stephen Bier

Email:       stephen.bier@dechert.com

If to the Acquiror or Merger Sub, to:

MidCap Financial Investment Corporation

9 West 57th Street

New York, NY 10019

Attention: Kristin Hester

Email:       khester@apollo.com

with a copy, which will not constitute notice, to:

Simpson Thacher & Bartlett LLP

900 G Street, N.W.

Washington, DC 20001

Attention: Steven Grigoriou

Email:       steven.grigoriou@stblaw.com

Attention: Jonathan Corsico

Email:       jonathan.corsico@stblaw.com

and

Proskauer Rose LLP

Eleven Times Square

New York, NY 10036

Attention: Stuart Coleman

Email:       scoleman@proskauer.com

Attention: Daniel Ganitsky

Email:       dganitsky@proskauer.com

Attention: Joshua Apfelroth

Email:       japfelroth@proskauer.com

If to the Acquiror Adviser, to:

Apollo Investment Management, L.P.

9 West 57th Street

New York, NY 10019

Attention: Kristin Hester

Email:       khester@apollo.com

with a copy, which will not constitute notice, to:

Simpson Thacher & Bartlett LLP

900 G Street, N.W.

Washington, DC 20001

Attention: Steven Grigoriou

Email:       steven.grigoriou@stblaw.com

Attention: Jonathan Corsico

Email:       jonathan.corsico@stblaw.com

Each such notice or other communication shall be effective upon receipt (or refusal of receipt).

11.3. Interpretation; Construction. When a reference is made in this Agreement to Articles, Sections, Exhibits or Schedules, such reference shall be to an Article or Section of or Exhibit or Schedule to this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The terms “cash,” “dollars” and “$” mean United States dollars. All schedules and exhibits hereto shall be deemed part of this Agreement and included in any reference to this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. If any term, provision, covenant or restriction contained in this Agreement is held by a court or a federal or state regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that any term, provision, covenant or restriction is invalid, void or unenforceable, it is the express intention of the parties that such term, provision, covenant or restriction be enforced to the maximum extent permitted. The parties have jointly participated in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

11.4. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that each party need not sign the same counterpart. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable Law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

11.5. Entire Agreement. This Agreement (including the documents and the instruments referred to in this Agreement), once executed, constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement.

11.6. Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed and construed in accordance with the Laws of the State of Maryland applicable to contracts made and performed entirely within such state, without regard to any applicable conflicts of law principles that would cause the application of the Laws of another jurisdiction, except to the extent governed by the Investment Company Act, in which case the Investment Company Act shall control. The parties hereto agree that any Proceeding brought by any party to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the Transactions shall be brought in the Circuit Court for Baltimore City, Maryland, or if jurisdiction over the matter is vested exclusively in federal courts, the United States District Court for the District of Maryland, Northern Division and the appellate courts to which Orders and judgments therefore may be appealed (collectively, the “Acceptable Courts”). In any such judicial proceeding, each of the parties further consents to the assignment of any proceeding in the Circuit Court for Baltimore City, Maryland to the Business and Technology Case Management Program pursuant to Maryland Rule 16-205 (or any successor thereof). Each of the parties hereto submits to the jurisdiction of any Acceptable Court in any Proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the Transactions and hereby irrevocably waives the benefit of jurisdiction derived from present or future domicile or otherwise in such Proceeding. Each party hereto irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of the venue of any Proceeding in any such Acceptable Court or that any such Proceeding brought in any such Acceptable Court has been brought in an inconvenient forum. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. Each party hereto (a) certifies that no Representative of any other party has represented, expressly or otherwise, that such other party would not, in the event of any action, suit or proceeding, seek to enforce the foregoing waiver, (b) certifies that it makes this waiver voluntarily and (c) acknowledges that it and the other parties hereto have been induced to enter into this Agreement, by, among other things, the mutual waiver and certifications in this Section 11.6.

11.7. Assignment; Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned by any of the parties (whether by operation of law or otherwise) without the prior written consent of the other parties. Any purported assignment in contravention hereof shall be null and void. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by each of the parties and their respective successors and assigns. Except as otherwise specifically provided in Section 7.4, this Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any Person other than the parties hereto any rights or remedies under this Agreement.

11.8. Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this

Agreement and to enforce specifically the terms and provisions of this Agreement in any federal or state court located in the State of Maryland, without proof of actual damages (and each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which such party is entitled at law or in equity. Each of the parties hereto agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that any other party hereto has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity.

[Signature Page Follows]

IN WITNESS WHEREOF, the Acquiror, the Company, Merger Sub and the Acquiror Adviser have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

MIDCAP FINANCIAL INVESTMENT CORPORATION

By:	/s/ Kristin Hester
Name:	Kristin Hester
Title:	Chief Legal Officer & Secretary

APOLLO SENIOR FLOATING RATE FUND INC.

By:	/s/ Kristin Hester
Name:	Kristin Hester
Title:	Chief Legal Officer & Secretary

AFT MERGER SUB, INC.

By:	/s/ Kristin Hester
Name:	Kristin Hester
Title:	Secretary

APOLLO INVESTMENT MANAGEMENT, L.P.

By:	/s/ Kristin Hester
Name:	Kristin Hester
Title:	Vice President

ANNEX B

AGREEMENT AND PLAN OF MERGER

among

MIDCAP FINANCIAL INVESTMENT CORPORATION,

AIF MERGER SUB, INC.,

APOLLO TACTICAL INCOME FUND INC.

and

APOLLO INVESTMENT MANAGEMENT, L.P.

(for the limited purposes set forth herein)

Dated as of November 7, 2023

4.5.	Reports	B-21
4.6.	Acquiror Financial Statements	B-22
4.7.	Broker’s Fees	B-24
4.8.	Absence of Changes or Events	B-24
4.9.	Compliance with Applicable Law; Permits	B-24
4.10.	Acquiror Information	B-25
4.11.	Taxes and Tax Returns	B-25
4.12.	Litigation	B-27
4.13.	Employee Matters	B-27
4.14.	Certain Contracts	B-27
4.15.	Insurance Coverage	B-28
4.16.	Intellectual Property	B-28
4.17.	Real Property	B-28
4.18.	Investment Assets	B-28
4.19.	State Takeover Laws	B-28
4.20.	Opinion of Financial Advisor	B-28
4.21.	Chapter 11	B-29

Article V REPRESENTATIONS AND WARRANTIES OF THE ACQUIROR ADVISER		B-29

5.1.	Organization	B-29
5.2.	Authority; No Violation	B-29
5.3.	Compliance with Applicable Law; Permits	B-29
5.4.	Litigation	B-30
5.5.	Acquiror Adviser Information	B-30
5.6.	Financial Resources	B-30

Article VI COVENANTS RELATING TO CONDUCT OF BUSINESS		B-31

6.1.	Conduct of Businesses Prior to the Effective Time	B-31
6.2.	Company Forbearances	B-31
6.3.	Acquiror Forbearances	B-32
6.4.	Valuation	B-34

Article VII ADDITIONAL AGREEMENTS		B-35

7.1.	Further Assurances	B-35
7.2.	Regulatory Matters	B-36
7.3.	Stockholder Approval	B-36
7.4.	Indemnification	B-37
7.5.	No Solicitation	B-38
7.6.	Company Takeover Proposals	B-39
7.7.	Acquiror Takeover Proposals	B-41
7.8.	Access to Information	B-42
7.9.	Publicity	B-43
7.10.	Takeover Statutes and Provisions	B-43
7.11.	Tax Matters	B-43
7.12.	Stockholder Litigation	B-44
7.13.	Section 16 Matters	B-44
7.14.	No Other Representations or Warranties	B-44
7.15.	Merger of Surviving Company	B-44
7.16.	Coordination of Dividends	B-44
7.17.	Company Stockholders Payment	B-44
7.18.	NASDAQ Listing	B-45

ii

7.19.	Repayment of Indebtedness	B-45
7.20.	Acquiror Stockholders Distribution	B-45

Article VIII CONDITIONS PRECEDENT		B-46

8.1.	Conditions to Each Party’s Obligations to Effect the Merger	B-46
8.2.	Conditions to Obligations of the Acquiror and Merger Sub to Effect the Merger	B-46
8.3.	Conditions to Obligations of the Company to Effect the Merger	B-47
8.4.	Frustration of Closing Conditions	B-48

Article IX TERMINATION AND AMENDMENT		B-48

9.1.	Termination	B-48
9.2.	Termination Fee	B-50
9.3.	Effect of Termination	B-51
9.4.	Fees and Expenses	B-51
9.5.	Amendment	B-52
9.6.	Extension; Waiver	B-52

Article X CERTAIN DEFINITIONS		B-52

Article XI GENERAL PROVISIONS		B-60

11.1.	Nonsurvival of Representations, Warranties and Agreements	B-60
11.2.	Notices	B-60
11.3.	Interpretation; Construction	B-61
11.4.	Counterparts	B-61
11.5.	Entire Agreement	B-62
11.6.	Governing Law; Jurisdiction; Waiver of Jury Trial	B-62
11.7.	Assignment; Third Party Beneficiaries	B-62
11.8.	Specific Performance	B-62

Schedules

Company Disclosure Schedule
Acquiror Disclosure Schedule

iii

ANNEX B — AIF MERGER AGREEMENT

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER, dated as of November 7, 2023 (this “Agreement”), is made by and among MidCap Financial Investment Corporation, a Maryland corporation (the “Acquiror”), AIF Merger Sub, Inc., a Maryland corporation and a wholly-owned direct Consolidated Subsidiary of the Acquiror (“Merger Sub”), Apollo Tactical Income Fund Inc., a Maryland corporation (the “Company”), and, solely for purposes of Article V, Section 7.17, Section 8.3 and Article XI, Apollo Investment Management, L.P., a Delaware limited partnership and the investment adviser to the Acquiror (the “Acquiror Adviser”).

RECITALS

WHEREAS, the Acquiror has previously elected to be regulated as a business development company (“BDC”), as defined in Section 2(a)(48) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder (the “Investment Company Act”), and is listed on the NASDAQ Global Select Market (“NASDAQ”);

WHEREAS, the Company is a closed-end management investment company, registered under the Investment Company Act and listed on the New York Stock Exchange (“NYSE”);

WHEREAS, upon the terms and subject to the conditions set forth in this Agreement, Merger Sub shall merge with and into the Company (the “Merger”), with the Company as the surviving company in the Merger (sometimes referred to in such capacity as the “Surviving Company”);

WHEREAS, immediately following the Merger (as defined below), the Surviving Company shall merge with and into the Acquiror (the “Second Merger” and, together with the Merger, the “Mergers”), with the Acquiror as the surviving company in the Second Merger;

WHEREAS, the Board of Directors of the Company (the “Company Board”), upon the recommendation of a committee of the Company Board comprised solely of the Independent Directors of the Company (the “Company Special Committee”), has unanimously (i) determined that (x) this Agreement and the terms of the Mergers and the related Transactions are advisable, fair to and in the best interests of the Company and its stockholders and (y) the interests of the Company’s existing stockholders will not be diluted as a result of the Transactions, (ii) approved, adopted and declared advisable this Agreement and the Transactions (including the Merger and other Company Matters), (iii) directed that the approval of the Company Matters be submitted to the Company’s stockholders at the Company Stockholders Meeting and (iv) resolved to recommend that the stockholders of the Company approve the Company Matters;

WHEREAS, the Board of Directors of the Acquiror (the “Acquiror Board”), upon the recommendation of a committee of the Acquiror Board comprised solely of the Independent Directors of the Acquiror (the “Acquiror Special Committee”), has unanimously (i) determined that (x) this Agreement and the terms of the Mergers and the related Transactions are advisable, fair to and in the best interests of the Acquiror and its stockholders and (y) the interests of the Acquiror’s existing stockholders will not be diluted as a result of the Transactions, (ii) approved, adopted and declared advisable this Agreement and the Transactions (including the Merger and the Acquiror Matters), (iii) directed that the approval of the Acquiror Matters be submitted to the Acquiror’s stockholders at the Acquiror Stockholders Meeting and (iv) resolved to recommend that the stockholders of the Acquiror approve the Acquiror Matters;

WHEREAS, the Board of Directors of Merger Sub has unanimously (i) determined that this Agreement and the terms of the Mergers and the related Transactions are advisable, fair to and in the best interests of Merger Sub and its sole stockholder, (ii) approved, adopted and declared advisable this Agreement and the Transactions (including the Merger) and (iii) resolved to recommend the approval of the Transactions (including the Merger) by the Acquiror, in the Acquiror’s capacity as the sole stockholder of Merger Sub;

WHEREAS, the parties intend the Mergers to be treated as a single integrated transaction and to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder, and intend for this Agreement to constitute a “plan of reorganization” within the meaning of the Code; and

WHEREAS, the parties desire to make certain representations, warranties, covenants and other agreements in connection with the Transactions and also to prescribe certain conditions to the Transactions.

NOW, THEREFORE, in consideration of the representations, warranties, covenants and other agreements contained in this Agreement, the parties agree as follows:

ARTICLE I

THE MERGERS

1.1. The Merger. Subject to the terms and conditions of this Agreement, in accordance with the Maryland General Corporation Law (the “MGCL”), at the Effective Time, Merger Sub shall merge with and into the Company, and the separate corporate existence of Merger Sub shall cease. The Company shall be the surviving company in the Merger and shall continue its existence as a corporation under the MGCL.

1.2. Closing. On the terms and subject to the conditions set forth in this Agreement, the closing of the Merger (the “Closing”) shall take place by remote communication and by the exchange of signatures by electronic transmission on the date that is three (3) Business Days after the satisfaction or waiver of the latest to occur of the conditions set forth in Article VIII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), unless otherwise agreed in writing by the parties to this Agreement (the “Closing Date”).

1.3. Effective Time. The Merger shall become effective as set forth in the articles of merger with respect to the Merger (the “First Articles of Merger”) that shall be filed with, and accepted for record by, the State Department of Assessments and Taxation of Maryland (the “MD SDAT”). The term “Effective Time” shall be the date and time when the Merger becomes effective as set forth in the First Articles of Merger.

1.4. Effects of the Merger. At and after the Effective Time, the Merger shall have the effects set forth in the MGCL.

1.5. Conversion of Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of the Company, the Acquiror or Merger Sub or the holder of any of the following securities:

(a) Each share of common stock, par value $0.001 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid and nonassessable share of common stock, par value $0.001 per share, of the Surviving Company.

(b) All shares of common stock, par value $0.001 per share, of the Company (“Company Common Stock”) that are issued and outstanding and are owned by the Acquiror or any of its Consolidated Subsidiaries (including Merger Sub) immediately prior to the Effective Time shall be cancelled and shall cease to exist and no shares of common stock, par value $0.001 per share, of the Acquiror (“Acquiror Common Stock”) or any other consideration shall be delivered in exchange therefor (such shares, the “Cancelled Shares”).

(c) Subject to Section 1.5(e), each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (except for the Cancelled Shares) shall be converted, in accordance with and subject to the procedures set forth in Article II, into the right to receive a number of shares of Acquiror Common Stock equal to the Exchange Ratio and, if applicable, cash in lieu of fractional shares of

Acquiror Common Stock payable in accordance with Section 1.5(f) (such shares of Acquiror Common Stock and any such cash in lieu of fractional shares of Acquiror Common Stock, the “Merger Consideration”), in all cases without interest. The amount of cash each holder of Company Common Stock as of immediately prior to the Effective Time is entitled to receive pursuant to this Section 1.5(c) shall be rounded down to the nearest cent, and computed after aggregating all cash amounts for all shares of Company Common Stock then held by such holder.

(d) All of the shares of Company Common Stock converted into the right to receive the Merger Consideration pursuant to this Article I shall no longer be outstanding and shall automatically be cancelled and shall cease to exist as of the Effective Time, and each holder of a certificate (“Certificate”) or book-entry share (“Book-Entry Share”) that immediately prior to the Effective Time represented an outstanding share of Company Common Stock shall cease to have any rights with respect to such Certificate or Book-Entry Share other than the right to receive, upon surrender of such Certificate or Book-Entry Share in accordance with Section 2.2, the Merger Consideration.

(e) The Exchange Ratio shall be appropriately adjusted (to the extent not already taken into account in determining the Closing Company Net Asset Value and/or the Closing Acquiror Net Asset Value, as applicable) if, between the Determination Date and the Effective Time, the respective outstanding shares of Acquiror Common Stock or Company Common Stock shall have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities shall be authorized and declared with a record date within such period, as permitted by this Agreement. Nothing in this Section 1.5(e) shall be construed to permit any party hereto to take any action that is otherwise prohibited or restricted by any other provision of this Agreement.

(f) No certificates or scrip representing fractional shares of Acquiror Common Stock shall be issued upon the conversion of Company Common Stock pursuant to this Section 1.5, and such fractional share interests shall not entitle the owner thereof to any shares of Acquiror Common Stock or to vote or to any other rights or powers of a holder of Acquiror Common Stock. In lieu of any such fractional shares, each holder of Company Common Stock who would otherwise be entitled to such fractional shares shall be entitled to an amount in cash, without interest, rounded down to the nearest cent, equal to the product of (A) the amount of the fractional share interest in a share of Acquiror Common Stock to which such holder would, but for this Section 1.5(f), be entitled under Section 1.5(c), as so rounded pursuant to the immediately following sentence, and (B) the volume-weighted average trading price of a share of Acquiror Common Stock on NASDAQ for the five (5) consecutive Trading Days ending on the third Trading Day preceding the Closing Date (as reported by Bloomberg L.P. or its successor or, if not reported thereon, another authoritative source selected by the Acquiror that is reasonably acceptable to the Company). All fractional shares to which a single record holder of Company Common Stock as of immediately prior to the Effective Time would be otherwise entitled to receive shall be aggregated and calculations shall be rounded to three (3) decimal places. As soon as practicable after the determination of the amount of cash, if any, to be paid to holders of Company Common Stock as of immediately prior to the Effective Time in lieu of any fractional share interests in Acquiror Common Stock, the Exchange Agent shall make available such amount, without interest, to such holders of Company Common Stock entitled to receive such cash. The payment of cash in lieu of fractional share interests pursuant to this Section 1.5(f) is not a separately bargained-for consideration.

1.6. Termination of Certain Contractual Obligations. Immediately after the Effective Time, the Company Advisory Agreement, the Company Administration Agreements and the Company Trademark Agreement shall be terminated and of no further force and effect.

1.7. The Second Merger.

(a) Subject to the terms and conditions of this Agreement, in accordance with the MGCL, at the Second Effective Time, the Surviving Company shall merge with and into the Acquiror and the separate corporate existence of the Surviving Company shall cease. The Acquiror shall be the surviving company in the Second Merger and shall continue its existence as a corporation under the Laws of the State of Maryland. The Second Merger shall become effective as set forth in the articles of merger with respect to the Second Merger (the “Second Articles of Merger”) that the Acquiror shall file with the MD SDAT (the “Second Effective Time”). At and after the Second Effective Time, the Second Merger shall have the effects set forth in the MGCL.

(b) At the Second Effective Time, by virtue of the Second Merger and without any action on the part of the Acquiror or the Surviving Company or the holder of any of the following securities, (i) each share of common stock of the Surviving Company issued and outstanding as of immediately prior to the Second Effective Time shall be cancelled and shall cease to exist, and no consideration shall be exchanged therefor; and (ii) each share of Acquiror Common Stock issued and outstanding immediately prior to the Second Effective Time shall remain outstanding as an identical share of Acquiror Common Stock.

1.8. Articles of Incorporation and Bylaws.

(a) At the Effective Time, the articles of incorporation of the Company as in effect immediately prior to the Effective Time shall be the articles of incorporation of the Surviving Company, as the surviving company of the Merger, as of the Effective Time, until thereafter amended in accordance with applicable Law and the terms of such articles of incorporation. The bylaws of the Company as in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Company, as the surviving company in the Merger, as of the Effective Time, until thereafter amended in accordance with applicable Law and the terms of the articles of incorporation of the Company and such bylaws.

(b) At the Second Effective Time, the articles of incorporation of the Acquiror as in effect immediately prior to the Second Effective Time shall be the articles of incorporation of the Acquiror, as the surviving company of the Second Merger, as of the Second Effective Time, until thereafter amended in accordance with applicable Law and the terms of such articles of incorporation. The bylaws of the Acquiror as in effect immediately prior to the Second Effective Time shall be the bylaws of the Acquiror, as the surviving company in the Second Merger, as of the Second Effective Time, until thereafter amended in accordance with applicable Law and the terms of the articles of incorporation of the Acquiror and such bylaws.

1.9. Directors and Officers. Subject to applicable Law, the directors and officers of Merger Sub immediately prior to the Effective Time shall be the directors and officers of the Surviving Company and shall hold office until their respective successors are duly elected and qualify, or the earlier death, resignation or removal of any such director or officer or the consummation of the Second Merger. Subject to applicable Law, the directors and officers of the Acquiror immediately prior to the Second Effective Time shall be the directors and officers of the Acquiror immediately after consummation of the Second Merger and shall hold office until their respective successors are duly elected and qualify, or their earlier death, resignation or removal.

ARTICLE II

MERGER CONSIDERATION

2.1. Designation of Exchange Agent; Deposit of Merger Consideration. Prior to the Closing, the Acquiror shall enter into a customary exchange agreement with a nationally recognized financial institution designated by the Acquiror and reasonably acceptable to the Company (the “Exchange Agent”) for the payment of the Merger Consideration as provided in Section 1.5(c). At or prior to the Effective Time, the Acquiror shall deposit, or cause to be deposited, with the Exchange Agent, for exchange in accordance with this Article II, through the Exchange Agent book-entry shares representing the full number of whole shares of Acquiror Common Stock issuable pursuant to Section 1.5(c) in exchange for outstanding shares of Company Common Stock, and the Acquiror shall, after the Effective Time on the appropriate payment date, if applicable, provide or cause to be provided to the Exchange Agent any dividends or other distributions payable on such shares of Acquiror Common Stock pursuant to Section 2.2(c) (such shares of Acquiror Common Stock provided to the Exchange Agent, together with any dividends or other distributions with respect thereto, are hereinafter referred to as the “Exchange Fund”). For purposes of the deposit, the Acquiror shall assume that there will not be any fractional shares of Acquiror Common Stock. The Acquiror shall make available to the Exchange Agent, for addition to the Exchange Fund, from time to time as needed, cash sufficient to pay cash in lieu of fractional shares in accordance with Section 1.5(f). In the event the Exchange Fund shall at any time be insufficient to make the payments contemplated by Section 1.5(c), the Acquiror shall promptly deposit, or cause to be deposited, additional funds with the Exchange Agent in an amount which is equal to the deficiency in the amount required to make such payment. The Acquiror shall cause the Exchange Fund to be (x) held for the benefit of the holders of Company Common Stock as of immediately prior to the Effective Time and (y) applied promptly to making the payments pursuant to Section 1.5. The Exchange Fund shall not be used for any purpose other than to fund payments pursuant to Section 1.5, except as expressly provided for in this Agreement.

2.2. Delivery of Merger Consideration.

(a) As promptly as practicable following the Effective Time and in any event not later than the second Business Day thereafter, the Acquiror shall cause the Exchange Agent to mail to each holder of record of a Certificate or Book-Entry Share that immediately prior to the Effective Time represented an outstanding share of Company Common Stock (i) a letter of transmittal, which shall specify that delivery shall be effected, and risk of loss and title to the Certificate or Book-Entry Share shall pass only upon proper delivery of the Certificate (or an affidavit of loss in lieu thereof) or the surrender of such Book-Entry Share to the Exchange Agent (which shall be deemed to have been effected upon the delivery of a customary “agent’s message” with respect to such Book-Entry Share or such other reasonable evidence, if any, of such surrender as the Exchange Agent may reasonably request), as applicable, which shall be in the form and have such other provisions as the Acquiror and the Company may reasonably specify (such letter of transmittal, the “Letter of Transmittal”), and (ii) instructions (which instructions shall be in the form and have such other provisions as the Acquiror and the Company may reasonably specify) for use in effecting the surrender of Certificates (or affidavits of loss in lieu thereof) or Book-Entry Shares in exchange for (A) the number of shares of Acquiror Common Stock (which shall be in book-entry form) representing, in the aggregate, the whole number of shares that such holder has the right to receive in respect of such Certificates or Book-Entry Shares pursuant to Section 1.5(c), (B) any dividends or other distributions payable pursuant to Section 2.2(c) and (C) any cash in lieu of fractional shares of Acquiror Common Stock payable pursuant to Section 1.5(f).

(b) Upon surrender to the Exchange Agent of shares of Company Common Stock that (i) are represented by Certificates, by physical surrender of such Certificates (or affidavits of loss in lieu thereof) together with a Letter of Transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be required pursuant to such instructions, or (ii) are Book-Entry Shares, by book-receipt of an “agent’s message” by the Exchange Agent in connection with the surrender of such Book-Entry Shares (or such other reasonable evidence, if any, of surrender with respect to such Book-Entry Shares as the Exchange Agent may reasonably request), in each case, the holder of such Certificates or Book-Entry Shares shall be entitled to receive in exchange therefor, and the Acquiror shall cause the Exchange Agent to pay and deliver in exchange thereof as promptly as practicable, (A) the number of shares of Acquiror Common Stock (which shall be in book-entry form) representing, in the aggregate, the whole number of shares that such holder has the right to receive in respect of such Certificates or Book-Entry Shares pursuant to Section 1.5(c), (B) any dividends or other distributions payable pursuant to Section 2.2(c) and (C) any cash in lieu of fractional shares of Acquiror Common Stock payable pursuant to Section 1.5(f), and the Certificates (or affidavits of loss in lieu thereof) or Book-Entry Shares so surrendered shall be forthwith canceled. The Exchange Agent shall accept such Certificates (or affidavits of loss in lieu thereof) or Book-Entry Shares upon compliance with such reasonable terms and conditions as the Exchange Agent may impose to effect an orderly exchange thereof in accordance with normal exchange practices. No interest shall be paid or accrued for the benefit of holders of Certificates or Book-Entry Shares on any cash payable upon the surrender of Certificates or Book-Entry Shares.

(c) Subject to applicable Law, following surrender of Certificates (or affidavits of loss in lieu thereof) or Book-Entry Shares for cancellation to the Exchange Agent, there shall be paid to the holder of the shares of Acquiror Common Stock issued in exchange for such Certificates or Book-Entry Shares, without interest, (i) at the time of delivery of such Acquiror Common Stock by the Exchange Agent pursuant to Section 2.2(b), the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such shares of Acquiror Common Stock and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to such delivery of such shares of Acquiror Common Stock by the Exchange Agent pursuant to Section 2.2(b), and a payment date subsequent to such delivery of such shares of Acquiror Common Stock by the Exchange Agent pursuant to Section 2.2(b), payable with respect to such shares of Acquiror Common Stock.

(d) In the event of a transfer of ownership of Company Common Stock that is not registered in the transfer records of the Company, payment of the appropriate amount of Merger Consideration (and any dividends or other distributions with respect to Acquiror Common Stock as contemplated by Section 2.2(c)) may be made to a Person other than the Person in whose name the Certificate or Book-Entry Share so surrendered is registered, only if such Certificate or Book-Entry Share shall be properly transferred and the Person requesting such payment shall pay any transfer or other Taxes required by reason of the payment to a Person other than the registered holder of such Certificate or Book-Entry Share or establish to the satisfaction of the Acquiror that such Tax has been paid or is not applicable.

2.3. No Further Ownership Rights; Transfers. All Merger Consideration paid by the Acquiror in accordance with the terms of Article I and Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to Company Common Stock in respect of which such Merger Consideration was paid. From and after the Effective Time, the stock transfer books of the Company shall be closed with respect to, and there shall be no further transfers on the stock transfer books of the Company of, the shares of Company Common Stock that were issued and outstanding immediately prior to the Effective Time.

2.4. Net Asset Value Calculation.

(a) The Acquiror shall deliver to the Company a calculation of the net asset value of the Acquiror as of a date mutually agreed between the Acquiror and the Company, such date to be no earlier than forty-eight (48) hours (excluding Sundays and holidays) prior to the Effective Time (such agreed date, the “Determination Date”), calculated in good faith as of such date and based on the same assumptions and methodologies, and applying the same categories of adjustments to net asset value (except as may be mutually agreed by the parties), historically used by the Acquiror in preparing the calculation of the net asset value per share of Acquiror Common Stock (with an accrual for any dividend declared by the Acquiror and not yet paid) (the “Closing Acquiror Net Asset Value”); provided that the Acquiror shall update the calculation of the Closing Acquiror Net Asset Value in the event that the Closing is subsequently materially delayed or there is a material change to the Closing Acquiror Net Asset Value prior to the Closing

(including without limitation any dividend declared after the Determination Date but prior to Closing) and as needed to ensure the Closing Acquiror Net Asset Value is determined within forty-eight (48) hours (excluding Sundays and holidays) prior to the Effective Time; provided further that the Acquiror Board, including a majority of the Independent Directors of the Acquiror Board, shall be required to approve, and the Chief Financial Officer of the Acquiror shall certify in writing to the Company, the calculation of the Closing Acquiror Net Asset Value.

(b) The Company shall deliver to the Acquiror a calculation of the net asset value of the Company as of the Determination Date, calculated in good faith as of such date and based on the same assumptions and methodologies, and applying the same categories of adjustments to net asset value (except as may be mutually agreed by the parties), historically used by the Company in preparing the calculation of the net asset value per share of Company Common Stock (with an accrual for any dividend declared by the Company and not yet paid) (the “Closing Company Net Asset Value”); provided that the Company shall update the calculation of the Closing Company Net Asset Value in the event that the Closing is subsequently materially delayed or there is a material change to the Closing Company Net Asset Value prior to the Closing (including any dividend declared after the Determination Date but prior to Closing) and as needed to ensure the Closing Company Net Asset Value is determined within forty-eight (48) hours (excluding Sundays and holidays) prior to the Effective Time; provided further that the Company Board, including a majority of the Independent Directors of the Company Board, shall be required to approve, and the Chief Financial Officer of the Company shall certify in writing to the Acquiror, the calculation of the Closing Company Net Asset Value.

(c) In connection with preparing the calculations provided pursuant to this Section 2.4, each of the Company and the Acquiror will use the portfolio valuation methods approved by the Company Board or the Acquiror Board, as applicable, for valuing the securities and other assets of the Company or the Acquiror, as applicable, as of September 30, 2023, unless otherwise agreed by each of the Acquiror Board and the Company Board.

(d) Each of the Company and the Acquiror shall afford the other, and the other’s respective Representatives, upon reasonable request, reasonable access to the individuals who have prepared each calculation provided pursuant to this Section 2.4 and to the information, books, records, work papers and back-up materials used or useful in preparing each such calculation, including without limitation any reports prepared by valuation agents, in order to assist such party with its review of such calculation so long as such individuals remain employed by the Company Adviser or the Acquiror Adviser, as applicable, or their respective Affiliates.

2.5. Termination of Exchange Fund. Any portion of the Exchange Fund that remains undistributed to former stockholders of the Company as of the first anniversary of the Effective Time may be paid to the Acquiror, upon the Acquiror’s written demand to the Exchange Agent. In such event, any former stockholders of the Company who have not theretofore complied with any applicable requirements to receive cash in lieu of fractional shares of Acquiror Common Stock shall thereafter look only to the Acquiror for payment of the Merger Consideration and any unpaid dividends and other distributions on the Acquiror Common Stock deliverable in respect of the Company Common Stock such stockholder holds as determined pursuant to this Agreement, in each case, without any interest thereon.

2.6. No Liability. None of the Acquiror, the Company, the Surviving Company, Merger Sub, the Exchange Agent or any other Person shall be liable to any Person in respect of any shares of Acquiror Common Stock or cash held in the Exchange Fund delivered to a Governmental Entity pursuant to any applicable abandoned property, escheat or similar Law. If any Certificates or Book-Entry Shares shall not have been surrendered immediately prior to the date on which any Merger Consideration or any unpaid dividends or other distributions on the Acquiror Common Stock or other entitlements in respect of such Certificate or Book-Entry Share would otherwise escheat to or become the property of any Governmental Entity, any such Merger Consideration or unpaid dividends or other distributions or other entitlements in respect of such Certificate or Book-Entry Share shall, to the extent permitted by applicable Law, become the property of the Acquiror, free and clear of all claims or interest of any Person previously entitled thereto.

2.7. Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, then upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation or the Acquiror, the posting by such Person of a bond, in such reasonable amount as the Surviving Corporation or the Acquiror may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration to which the holder thereof is entitled pursuant to Article I or this Article II.

2.8. Withholding Rights. The Acquiror, the Exchange Agent, the Acquiror Adviser, the Payment Agent and each of their respective Affiliates and agents, as applicable, shall be entitled to deduct and withhold from amounts payable pursuant to this Agreement to any holder of Company Common Stock, Eligible Company Common Stock or Acquiror Common Stock such amounts as it determines in good faith are required to be deducted and withheld with respect to the making of such payment under the Code, or under any provision of state, local or foreign Tax Law. To the extent that amounts are so withheld and paid over to the appropriate Governmental Entity, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the recipient.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except with respect to matters that have been Previously Disclosed, the Company hereby represents and warrants to the Acquiror and Merger Sub that:

3.1. Corporate Organization.

(a) The Company is a corporation duly incorporated and validly existing and in good standing under the Laws of the State of Maryland. The Company is a closed-end management investment company, duly registered under the Investment Company Act, and such registration has not been revoked or rescinded and is in full force and effect, and listed on NYSE. The Company has the requisite corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, in each case, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company.

(b) True, complete and correct copies of the Articles of Amendment and Restatement of the Company, as amended and supplemented (the “Company Charter”), and the Amended and Restated Bylaws of the Company (the “Company Bylaws”), as in effect as of the date of this Agreement, have previously been publicly filed by the Company.

(c) Each Consolidated Subsidiary of the Company (i) is duly incorporated or duly formed, as applicable to each such Consolidated Subsidiary, and validly existing and in good standing under the Laws of its jurisdiction of incorporation or organization, as applicable, (ii) has the requisite corporate (or similar) power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted and (iii) is duly licensed or qualified to do business as a foreign corporation or other business entity in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, other than in the case of clauses (ii) and (iii), as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company.

3.2. Capitalization.

(a) The authorized capital stock of the Company consists of 1,000,000,000 shares of Company Common Stock, of which 14,464,026 shares were outstanding as of the close of business on September 30, 2023 (the “Company Capitalization Date”). All of the issued and outstanding shares of Company Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability with respect to the Company attaching to the ownership thereof. As of the date of this Agreement, no Indebtedness having the right to vote on any matters on which stockholders of the Company may vote (“Company Voting Debt”) is issued or outstanding. As of the Company Capitalization Date, except pursuant to the Company’s dividend reinvestment plan, the Company does not have and is not bound by any outstanding subscriptions, options, warrants, calls, rights, commitments or agreements of any character (“Rights”) calling for the purchase or issuance of, or the payment of any amount based on, any shares of Company Common Stock, Company Voting Debt or any other equity securities of the Company or any securities representing the right to purchase or otherwise receive any shares of Company Common Stock, Company Voting Debt or other equity securities of the Company. There are no obligations of the Company or any of its Consolidated Subsidiaries (i) to repurchase, redeem or otherwise acquire any shares of capital stock of the Company, Company Voting Debt or any equity security of the Company or its Consolidated Subsidiaries or any securities representing the right to purchase or otherwise receive any shares of capital stock, Company Voting Debt or any other equity security of the Company or its Consolidated Subsidiaries or (ii) pursuant to which the Company or any of its Consolidated Subsidiaries is or could be required to register shares of the Company’s capital stock or other securities under the Securities Act. All of the outstanding shares of Company Common Stock have been issued in compliance with applicable Law in all material respects.

(b) All of the issued and outstanding shares of capital stock or other equity ownership interests of each Consolidated Subsidiary of the Company are owned by the Company, directly or indirectly, free and clear of any Liens, and all of such shares or equity ownership interests are duly authorized and validly issued and are fully paid, nonassessable (in respect of corporate entities) and free of preemptive rights. No Consolidated Subsidiary of the Company has or is bound by any outstanding Rights calling for the purchase or issuance of, or the payment of any amount based on, any shares of capital stock or any other equity security of such Consolidated Subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of such Consolidated Subsidiary.

3.3. Authority; No Violation.

(a) The Company has all requisite corporate power and authority to execute and deliver this Agreement and, subject to obtaining the Company Requisite Vote, to consummate the Transactions. The execution and delivery of this Agreement and the consummation of the Transactions have been duly and validly approved by the Company Board. The Company Board (on the recommendation of the Company Special Committee) has unanimously (i) determined that (A) this Agreement and the terms of the Mergers and the related Transactions are advisable, fair to and in the best interests of the Company and its stockholders and (B) the interests of the Company’s existing stockholders will not be diluted as a result of the Transactions, (ii) approved, adopted and declared advisable this Agreement and the Transactions (including the Merger and other Company Matters), (iii) directed that the approval of the Company Matters be submitted to the Company’s stockholders at a duly held meeting of such stockholders (the “Company Stockholders Meeting”) and (iv) resolved to recommend that the stockholders of the Company approve the Company Matters. Except for receipt of the approval of the Company Matters by the affirmative vote of the holders of Company Common Stock entitled to cast a majority of all the votes entitled to be cast on the matters to be approved at the Company Stockholders Meeting (the “Company Requisite Vote”), the Merger and the other Transactions have been authorized by all necessary corporate action on the part of the Company. This Agreement has been duly and validly executed and delivered by the Company and (assuming due authorization, execution and delivery by the Acquiror, Merger Sub and the Acquiror Adviser) constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms

(except as may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or similar Laws of general applicability relating to or affecting the rights of creditors generally and subject to general principles of equity (the “Enforceability Exception”)).

(b) Neither the execution and delivery of this Agreement by the Company, nor the consummation by the Company of the Transactions, nor the performance of this Agreement by the Company, will (i) violate any provision of the Company Charter or the Company Bylaws or (ii) assuming that the consents, approvals and filings referred to in Section 3.3(a) and Section 3.4 are duly obtained and/or made and the repayment in full of all obligations under the Company Credit Agreement pursuant to Section 7.19 and termination of the commitments thereunder, (A) violate any Law or Order applicable to the Company or any of its Consolidated Subsidiaries or (B) except as Previously Disclosed, violate, conflict with, result in a breach of or the loss of any benefit under, constitute a default (or an event that, with or without the giving of notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, require the consent, approval or authorization of, or notice to or filing with any third-party with respect to, or result in the creation of any Lien upon any of the respective properties or assets of the Company or any of its Consolidated Subsidiaries under, any of the terms, conditions or provisions of any Permit, Contract or other obligation to which the Company or any of its Consolidated Subsidiaries is a party or by which any of them or any of their respective properties or assets is bound except, with respect to clause (ii)(B), any such violation, conflict, breach, loss, default, termination, cancellation, acceleration, consent, approval or creation that would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole.

3.4. Governmental Consents. No consents or approvals of, or filings or registrations with, any Governmental Entity are necessary in connection with the consummation by the Company of the Merger and the other Transactions, except for (i) the filing with the SEC of a joint proxy statement/prospectus in definitive form relating to the Company Stockholders Meeting and the Acquiror Stockholders Meeting to be held in connection with this Agreement and the Transactions (the “Joint Proxy Statement/Prospectus”) and of a registration statement on Form N-14 or such other appropriate SEC form (the “Registration Statement”) in which the Joint Proxy Statement/Prospectus will be included as a prospectus, and declaration of effectiveness of the Registration Statement by the SEC, (ii) the filing of the First Articles of Merger with and the acceptance for the record of the First Articles of Merger by the MD SDAT in respect of the Merger, (iii) the filing of the Second Articles of Merger with and the acceptance for the record of the Second Articles of Merger by the MD SDAT in respect of the Second Merger, (iv) any notices or filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (v) approval of the listing on NASDAQ of the shares of Acquiror Common Stock to be issued as Merger Consideration under this Agreement and (vi) any such consents, approvals, filings or registrations that the failure to obtain or make would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company.

3.5. Reports.

(a) The Company has timely filed or furnished all forms, statements, certifications, reports and documents that it was required to file since January 1, 2021 (the “Applicable Date”) with the SEC (such filings since the Applicable Date, the “Company SEC Reports”), except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries taken as a whole. To the Company’s knowledge, no Company SEC Report, at the time filed or furnished with the SEC, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances in which they were made, not misleading. To the Company’s knowledge, all Company SEC Reports, as of their respective dates, complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto. None of the Consolidated Subsidiaries of the Company is required to make any filing with the SEC.

(b) Neither the Company nor any of its Consolidated Subsidiaries is subject to any cease-and-desist or other Order or enforcement action issued by, or is a party to any Contract, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, any Governmental Entity that currently restricts in any material respect the conduct of its business (or to the Company’s knowledge that, upon consummation of the Mergers, would restrict in any material respect the conduct of the business of the Company or any of its Consolidated Subsidiaries), or that in any material manner relates to its capital adequacy, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its business, other than those of general application that apply to similarly situated companies or their Consolidated Subsidiaries, nor has the Company or any of its Consolidated Subsidiaries been advised in writing or, to the knowledge of the Company, verbally, by any Governmental Entity that it is considering issuing, initiating, ordering, or requesting any of the foregoing.

(c) The Company has made available to the Acquiror all material correspondence with the SEC since the Applicable Date and, as of the date of this Agreement, to the knowledge of the Company (i) there are no unresolved comments from the SEC with respect to the Company SEC Reports or any SEC examination of the Company and (ii) none of the Company SEC Reports is subject to any ongoing review by the SEC.

3.6. Company Financial Statements.

(a) The financial statements, including the related consolidated schedules of investments, of the Company and its Consolidated Subsidiaries included (or incorporated by reference) in the Company SEC Reports (including the related notes, where applicable) (i) fairly present in all material respects the consolidated results of operations, cash flows, changes in net assets and consolidated financial position of the Company and its Consolidated Subsidiaries for the respective fiscal periods or as of the respective dates therein set forth (except that unaudited statements may not contain notes and are subject to recurring year-end audit adjustments normal in nature and amount), (ii) to the Company’s knowledge, have complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto and (iii) have been prepared in all material respects in accordance with U.S. generally accepted accounting principles (“GAAP”) consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto. Deloitte & Touche LLP (“Deloitte”) has not resigned, threatened resignation or been dismissed as the Company’s independent public accountant as a result of or in connection with any disagreements with the Company on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

(b) Except for (A) liabilities reflected or reserved against on the consolidated unaudited balance sheet of the Company as of June 30, 2023 included in the unaudited financial statements set forth in the Company’s Certified Shareholder Report on Form N-CSRS for the reporting period ended June 30, 2023 (the “Company Balance Sheet”), (B) liabilities incurred in the ordinary course of business since June 30, 2023, (C) liabilities incurred in connection with this Agreement and the Transactions, (D) liabilities otherwise disclosed in the Company SEC Reports and (E) liabilities that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company, neither the Company nor any of its Consolidated Subsidiaries has any liabilities that would be required to be reflected or reserved against in the Company Balance Sheet in accordance with GAAP.

(c) Neither the Company nor any of its Consolidated Subsidiaries is a party to or has any commitment to become a party to any off-balance sheet joint venture, partnership or similar contract with any unconsolidated Affiliate or “off-balance sheet arrangement” (as defined in Item 303(a) of Regulation S-K promulgated under the Exchange Act).

(d) Since the Applicable Date, (i) neither the Company nor any of its Consolidated Subsidiaries nor, to the knowledge of the Company, any director, officer, auditor, accountant or Representative of the Company or any of its Consolidated Subsidiaries has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any of its Consolidated Subsidiaries or their respective internal accounting controls, including any complaint, allegation, assertion or claim that the Company or any of its Consolidated Subsidiaries has engaged in questionable or illegal accounting or auditing practices or maintains inadequate internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act), and (ii) no attorney representing the Company or any of its Consolidated Subsidiaries, whether or not employed by the Company or any of its Consolidated Subsidiaries, has reported evidence of a material violation of securities laws, breach of duty or similar violation by the Company or any of its directors, officers or agents to the Company Board or any committee thereof or to any director or officer of the Company.

(e) To the Company’s knowledge, since the Applicable Date, Deloitte, which has expressed its opinion with respect to the financial statements of the Company and its Consolidated Subsidiaries included in the Company SEC Reports (including the related notes), has been (i) “independent” with respect to the Company and its Consolidated Subsidiaries within the meaning of Regulation S-X, and (ii) in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the related rules of the SEC and the Public Company Accounting Oversight Board.

(f) The principal executive officer and principal financial officer of the Company have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 and any related rules and regulations promulgated by the SEC (collectively, the “Sarbanes-Oxley Act”), and the statements contained in any such certifications are complete and correct, and the Company is otherwise in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act.

(g) The Company has in all material respects:

(i) designed and maintained a system of disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) promulgated under the Exchange Act) to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits to the SEC under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to allow the Company’s principal executive officer and principal financial officer to make the certifications required under the Exchange Act with respect to such reports;

(ii) designed and maintained a system of internal controls over financial reporting sufficient to provide reasonable assurance concerning the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization, (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (E) the Company’s management, with the participation of the Company’s principal executive and financial officers, has completed an assessment of the effectiveness of the Company’s internal controls over financial reporting for the fiscal year ended December 31, 2022 in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act, and such assessment concluded that the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2022; and

(iii) (A) disclosed, based on its most recent evaluation, to its auditors and the audit committee of the Company Board (1) any significant deficiencies or material weaknesses (as defined in the relevant Statement of Auditing Standards) in the design or operation of the Company’s internal controls over financial reporting that are reasonably likely to adversely affect its ability to record, process, summarize and report financial data and (2) any fraud, whether or not material, that involves management or other individuals who have a significant role in its internal controls over financial reporting and (B) identified for the Company’s auditors any material weaknesses in internal controls.

(h) The fair market value of the Company’s investments as of September 30, 2023 (i) was determined in accordance with Accounting Standards Codification, “Fair Value Measurements and Disclosures (Topic 820)”, issued by the Financial Accounting Standards Board (“ASC Topic 820”) and (ii) reflects a reasonable estimate of the fair value of such investments as determined in good faith, in accordance with Rule 2a-5 under the Investment Company Act.

(i) To the Company’s knowledge, there is no fraud or suspected fraud affecting the Company involving management of the Company who have significant roles in the Company’s internal control over financial reporting.

3.7. Broker’s Fees. Neither the Company nor any of its Consolidated Subsidiaries nor any of their respective directors, officers or agents has utilized any broker, finder or financial advisor or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Mergers or the other Transactions, other than to Keefe, Bruyette & Woods, Inc. pursuant to an engagement letter, a true, complete and correct copy of which has been previously delivered to the Acquiror.

3.8. Absence of Changes or Events. Since the Company’s last Certified Shareholder Report on Form N-CSRS, (i) except as expressly permitted or required by or in connection with the execution and delivery of this Agreement and the consummation of the Transactions, the business of the Company and its Consolidated Subsidiaries has been conducted in the ordinary course of business, (ii) there has not been any Effect that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company and (iii) there has not been any material action that, if it had been taken after the date hereof, would have required the consent of the Acquiror under Sections 6.1 or 6.2.

3.9. Compliance with Applicable Law; Permits.

(a) Each of the Company and each of its Consolidated Subsidiaries is in compliance, and has been operated in compliance, in all material respects, with all applicable Laws, including, if and to the extent applicable, the Investment Company Act, the Securities Act and the Exchange Act other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company. The Company has not received any written or, to the Company’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any applicable Laws, which non-compliance would, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole. The Company has operated in compliance with all listing standards of NYSE since the Applicable Date other than as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole.

(b) The Company is in compliance, and since the Applicable Date, has complied with its investment policies and restrictions and portfolio valuation methods, if any, as such policies and restrictions have been set forth in its registration statement (as amended from time to time) or the reports that it has filed with the SEC under the Exchange Act and applicable Laws, if any, other than any non-compliance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company.

(c) The Company has written policies and procedures adopted pursuant to Rule 38a-1 under the Investment Company Act that are reasonably designed to prevent material violations of the “Federal Securities Laws,” as such term is defined in Rule 38a- 1(e)(1) under the Investment Company Act. There have been no “Material Compliance Matters” for the Company, as such term is defined in Rule 38a-1(e)(2) under the Investment Company Act, other than those that have been reported to the Company Board and satisfactorily remedied or are in the process of being remedied or those that would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole.

(d) Each of the Company and each of its Consolidated Subsidiaries holds and is in compliance with all Permits required in order to permit the Company and each of its Consolidated Subsidiaries to own or lease their properties and assets and to conduct their businesses under and pursuant to all applicable Law as presently conducted, other than any failure to hold or non-compliance with any such Permit that would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole. All such Permits are valid and in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole. The Company has not received any written or, to the Company’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any such Permits, and no Proceeding is pending or threatened in writing to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole.

(e) No “affiliated person” (as defined under the Investment Company Act) of the Company has been subject to disqualification to serve in any capacity contemplated by the Investment Company Act for any investment company under Sections 9(a) and 9(b) of the Investment Company Act, unless, in each case, such Person has received exemptive relief from the SEC with respect to any such disqualification. There is no material Proceeding pending and served or, to the knowledge of the Company, threatened that would result in any such disqualification.

(f) The minute books and other similar records of the Company maintained since the Applicable Date contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the stockholders of the Company, the Company Board and any committees of the Company Board.

3.10. Company Information. None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in (i) the Registration Statement will, at the time the Registration Statement is filed with the SEC, at any time the Registration Statement is amended or supplemented or at the time the Registration Statement becomes effective under the Securities Act, or (ii) the Joint Proxy Statement/Prospectus will, at the date the Joint Proxy Statement/Prospectus or any amendment or supplement is first mailed to stockholders of the Company or stockholders of the Acquiror or at the time of the Company Stockholders Meeting or the Acquiror Stockholders Meeting, in each case, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, except that no representation or warranty is made by the Company with respect to information supplied by the Acquiror, Merger Sub or the Acquiror Adviser for inclusion or incorporation by reference in the Registration Statement or the Joint Proxy Statement/Prospectus.

3.11. Taxes and Tax Returns.

(a) The Company and each of its Consolidated Subsidiaries has duly and timely filed (taking into account all applicable extensions) all material Tax Returns required to be filed by it on or prior to the date of this Agreement (all such Tax Returns being accurate and complete in all material respects), has paid all material Taxes shown thereon as arising, or required to be shown thereon, and has duly paid or made provision for the payment of all material Taxes that have been incurred or are due or claimed to be due from it by federal, state, foreign or local taxing authorities other than Taxes that are not yet delinquent or are being contested in good faith, have not been finally determined and have been adequately reserved against under GAAP. No material Tax Return of the Company or any Consolidated Subsidiary has been examined by the Internal Revenue Service (the “IRS”) or other relevant taxing authority. There are no material disputes pending, or written claims asserted, for Taxes or assessments upon the Company or any of its Consolidated Subsidiaries for which the Company does not have reserves that are adequate under GAAP. Neither the Company nor any of its Consolidated Subsidiaries is a party to or is bound by any Tax sharing, allocation or indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among the Company and its Consolidated Subsidiaries). Within the past five years (or otherwise as part of a “plan (or series of related transactions)” within the meaning of Section 355(e) of the Code of which the Merger is also a part), neither the Company nor any of its Consolidated Subsidiaries has been a “distributing corporation” or a “controlled corporation” in a distribution of stock which qualified or was intended to qualify under Section 355(a) of the Code and to which Section 355 of the Code (or so much of Section 356 of the Code, as it relates to Section 355 of the Code) applied or was intended to apply. Neither the Company nor any of its Consolidated Subsidiaries is required to include in income any adjustment pursuant to Section 481(a) of the Code, no such adjustment has been proposed by the IRS and no pending request for permission to change any accounting method has been submitted by the Company or any of its Consolidated Subsidiaries. Neither the Company nor any of its Consolidated Subsidiaries has participated in a “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2). If the Company or any of its Consolidated Subsidiaries has participated in a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b), such entity has properly disclosed such transaction in accordance with the applicable Tax regulations.

(b) The Company made a valid election under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code to be taxed as a “regulated investment company” (a “RIC”). The Company has qualified as a RIC at all times since the beginning of its first taxable year ended December 31, 2013 and expects to continue to so qualify through the Effective Time. No challenge to the Company’s status as a RIC is pending or has been threatened orally or in writing. For each taxable year of the Company ending on or before the Effective Time, the Company has satisfied the distribution requirements imposed on a regulated investment company under Section 852 of the Code (assuming for these purposes that any Tax Dividend declared by the Company after the date of this Agreement has been timely paid).

(c) Prior to the Closing Date, the Company shall have declared and paid a Tax Dividend with respect to all taxable years ended prior to the Effective Time. Prior to the Closing Date, the Company shall have declared a Tax Dividend with respect to the final taxable year ending with its complete liquidation.

(d) The Company and its Consolidated Subsidiaries have complied in all material respects with all applicable Laws relating to the payment and withholding of Taxes and have, within the time and in the manner prescribed by applicable Law, in all material respects, withheld from and paid over all amounts required to be so withheld and paid over under applicable Laws.

(e) The Company is not aware of any fact or circumstance that could reasonably be expected to prevent the Mergers from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

(f) The Company has no “earnings and profits” for U.S. federal income Tax purposes described in Section 852(a)(2)(B) of the Code.

(g) The Company Previously Disclosed each asset the disposition of which would be subject to the rules similar to Section 1374 of the Code as prescribed in IRS Notice 88-19, 1988-1 C.B. 486, or Treasury Regulation Section 1.337(d)-7 and the amount of “net unrealized built-in gain” (within the meaning of Section 1374(d) of the Code) on each such asset. Other than as Previously Disclosed, the Company is not now and will not be subject to corporate-level income taxation on the sale, transfer or other disposition of its assets currently held as a result of the application of Section 337(d) of the Code or the Treasury Regulations promulgated thereunder.

(h) No claim has been made in writing by a taxing authority in a jurisdiction where the Company or any of its Consolidated Subsidiaries does not file Tax Returns that the Company or any such Consolidated Subsidiary is or may be subject to taxation by that jurisdiction, and which, if upheld, would reasonably result in a material Tax liability.

(i) Neither the Company nor any of its Consolidated Subsidiaries has, or has ever had, a permanent establishment in any country other than the United States.

(j) Neither the Company nor any of its Consolidated Subsidiaries has requested a private letter ruling from the IRS or comparable rulings from other taxing authorities.

(k) Neither the Company nor any of its Consolidated Subsidiaries has any liability for the Taxes of another Person other than the Company and its Consolidated Subsidiaries under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee, successor or payable pursuant to a contractual obligation.

(l) Neither the Company nor any of its Consolidated Subsidiaries has ever been a member of a consolidated, combined or unitary Tax group (other than such a group the common parent of which is the Company or any of its Consolidated Subsidiaries).

(m) There are no material Liens for Taxes (other than Taxes not yet due and payable) upon any of the assets of the Company or any of its Consolidated Subsidiaries.

3.12. Litigation. There are no material Proceedings pending or, to the Company’s knowledge, threatened against the Company or any of its Consolidated Subsidiaries. There is no Order binding upon the Company or any of its Consolidated Subsidiaries other than such Orders as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole.

3.13. Employee Matters. Neither the Company nor any of its Consolidated Subsidiaries has (i) any employees or (ii) any “employee benefit plans” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, or any employment, bonus, incentive, vacation, stock option or other equity based, severance, termination, retention, change of control, profit sharing, fringe benefit, health, medical or other similar plan, program or agreement (collectively, “Employee Benefit Plans”).

3.14. Certain Contracts.

(a) The Company has Previously Disclosed a complete and accurate list of, and true and complete copies have been delivered or made available (including via EDGAR) to the Acquiror of, all Contracts (collectively, the “Company Material Contracts”) to which, as of the date hereof, the Company or any of its Consolidated Subsidiaries is a party, or by which the Company or any of its Consolidated Subsidiaries may be bound, or, to the knowledge of the Company, to which it or any of its Consolidated Subsidiaries or their respective assets or properties may be subject, with respect to:

(i) any Contract that is a “material contract” within the meaning of Item 601(b)(10) of the SEC’s Regulation S-K;

(ii) any loans or credit agreements, mortgages, indentures and other agreements and instruments pursuant to which any Indebtedness of the Company or any of its Consolidated Subsidiaries in an aggregate principal amount in excess of $5,000,000 is outstanding or may be incurred, or any guarantee by the Company or any of its Consolidated Subsidiaries of any Indebtedness in an aggregate principal amount in excess of $5,000,000;

(iii) any non-competition or non-solicitation Contract or any other Contract that limits, purports to limit, or would reasonably be expected to limit in each case in any material respect the manner in which, or the localities in which, any material business of the Company and its Consolidated Subsidiaries, taken as a whole, is or could be conducted or the types of business that the Company and its Consolidated Subsidiaries conducts or may conduct; or

(iv) any Contract that obligates the Company or any of its Consolidated Subsidiaries to conduct any business that is material to the Company and its Consolidated Subsidiaries, taken as a whole, on an exclusive basis with any third party, or upon consummation of the Mergers, will obligate the Acquiror, the Surviving Company or any of their Consolidated Subsidiaries to conduct business with any third-party on an exclusive basis.

(b) Each Company Material Contract is (x) valid and binding on the Company or its applicable Consolidated Subsidiary and, to the Company’s knowledge, each other party thereto, (y) enforceable against the Company or its applicable Consolidated Subsidiary in accordance with its terms (subject to the Enforceability Exception), and (z) is in full force and effect other than in each case as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole. The Company Advisory Agreement has been approved by the Company Board and stockholders of the Company in accordance with Section 15 of the Investment Company Act. Neither the Company nor any of its Consolidated Subsidiaries nor, to the Company’s knowledge, any other party thereto, is in material breach of any provisions of or in default (or, with the giving of notice or lapse of time or both, would be in default) under, and has not taken any action resulting in the termination of, acceleration of performance required by, or resulting in a right of termination or acceleration under, any Company Material Contract other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company. No Company Material Contract has been amended, modified or supplemented other than as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole. No event has occurred with respect to the Company or any of its Consolidated Subsidiaries that, with or without the giving of notice, the lapse of time or both, would constitute a breach or default under any Company Material Contract other than as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole.

3.15. Insurance Coverage. All material insurance policies maintained by the Company or any of its Consolidated Subsidiaries and that name the Company or any of its Consolidated Subsidiaries as an insured (each, a “Company Insurance Policy”), including the fidelity bond required by the Investment Company Act, are in full force and effect and all premiums due and payable with respect to each Company Insurance Policy have been paid. Neither the Company nor any of its Consolidated Subsidiaries has received written notice of cancellation of any Company Insurance Policy.

3.16. Intellectual Property. The Company and its Consolidated Subsidiaries own, possess or have a valid license or other adequate rights to use all patents, patent applications, patent rights, trademarks, trademark applications, trademark rights, trade names, trade name rights, service marks, service mark applications, service mark rights, copyrights, computer programs and other proprietary intellectual property rights (collectively, “Intellectual Property Rights”) that are material to the conduct of the business of the Company and its Consolidated Subsidiaries taken as a whole (hereinafter, “Company Intellectual Property Rights”), except where the failure to own, possess or have adequate rights would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company. No claims are pending for which the Company has received written notice or, to the knowledge of the Company, threatened (i) that the Company or any of its Consolidated Subsidiaries is infringing or otherwise violating the rights of any Person with regard to any Intellectual Property Right, or (ii) that any Company Intellectual Property Right is invalid or unenforceable. To the knowledge of the Company, no Person is infringing, misappropriating or using without authorization the rights of the Company or any of its Consolidated Subsidiaries with respect to any Intellectual Property Right, except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Consolidated Subsidiaries, taken as a whole.

3.17. Real Property. Neither the Company nor any of its Consolidated Subsidiaries owns or leases any real property.

3.18. Investment Assets. Each of the Company and its Consolidated Subsidiaries has good title to all securities, Indebtedness and other financial instruments owned by it, free and clear of any material Liens, except to the extent such securities, Indebtedness or other financial instruments, as applicable, are pledged to secure obligations of the Company or its Consolidated Subsidiaries pursuant to credit agreements that have been Previously Disclosed and except for Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business.

3.19. State Takeover Laws. The Company Board has taken all action necessary to render inapplicable to the Merger the restrictions on business combinations contained in Subtitle 6 of Title 3 of the MGCL. Moreover, the restrictions on control share acquisitions contained in Subtitle 7 of Title 3 of the MGCL are not applicable to the Merger, and no other “business combination,” “control share acquisition,” “fair price,” “moratorium” or other similar antitakeover statutes or regulations enacted under state or federal Laws in the United States (any such Laws, “Takeover Statutes”) are applicable to this Agreement, the Mergers or the other Transactions.

3.20. Appraisal Rights. In accordance with Section 3-202 of the MGCL and the Company Charter, no dissenters’ rights, appraisal rights or rights of an objecting stockholder shall be available to holders of Company Common Stock in connection with the Transactions.

3.21. Opinion of Financial Advisor. Prior to the execution of this Agreement, the Company Board and the Company Special Committee have received the opinion of Keefe, Bruyette & Woods, Inc., financial advisor to the Company Special Committee, to the effect that, as of the date of such opinion and based upon and subject to the various assumptions, limitations, qualifications and other matters set forth therein, the Merger Consideration (disregarding cash for fractional shares) and the per share cash amount of the Company Stockholders Payment, taken together, was fair, from a financial point of view, to the holders of Company Common Stock.

3.22. Chapter 11. Neither the Company nor any of its Consolidated Subsidiaries is under the jurisdiction of a court in a “title 11 or similar case” (as defined in Section 368(a)(3)(A) of the Code).

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE ACQUIROR AND MERGER SUB

Except with respect to matters that have been Previously Disclosed, the Acquiror and Merger Sub hereby jointly and severally represent and warrant to the Company that:

4.1. Corporate Organization.

(a) The Acquiror is a corporation duly incorporated and validly existing under the Laws of the State of Maryland and in good standing with the MD SDAT, and Merger Sub is a corporation duly incorporated and validly existing under the Laws of the State of Maryland and in good standing with the MD SDAT. The Acquiror has previously elected to be regulated as a BDC, as defined in Section 2(a)(48) of the Investment Company Act, and is listed on NASDAQ. Each of the Acquiror and Merger Sub has the requisite corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, in each case, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror. The Acquiror has duly elected to be regulated as a BDC, and such election has not been revoked or withdrawn and is in full force and effect.

(b) True, complete and correct copies of the Articles of Amendment and Restatement of the Acquiror, as amended, supplemented and restated (the “Acquiror Charter”), and the Amended and Restated Bylaws of the Acquiror (the “Acquiror Bylaws”), as in effect as of the date of this Agreement, have previously been publicly filed by the Acquiror.

(c) Each Consolidated Subsidiary of the Acquiror (i) is duly incorporated or duly formed, as applicable to each such Consolidated Subsidiary, and validly existing and in good standing under the Laws of its jurisdiction of incorporation or organization, as applicable, (ii) has the requisite corporate (or similar) power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted and (iii) is duly licensed or qualified to do business as a foreign corporation or other business entity in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, other than in the case of clauses (ii) and (iii), as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror.

4.2. Capitalization.

(a) The authorized capital stock of the Acquiror consists of 130,000,000 shares of Acquiror Common Stock, of which 65,253,275 shares were outstanding as of the close of business on September 30, 2023 (the “Acquiror Capitalization Date”). All of the issued and outstanding shares of Acquiror Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability with respect to the Acquiror attaching to the ownership thereof. All of the shares of Acquiror Common Stock constituting the Merger Consideration will be, when issued pursuant to the terms of the Merger, duly authorized and validly issued and fully paid, nonassessable and free of preemptive rights, with no personal liability with respect to the Acquiror attaching to the ownership thereof. As of the date of this Agreement, no Indebtedness having the right to vote on any matters on which stockholders of the Acquiror may vote (“Acquiror Voting Debt”) is issued or outstanding. As of the Acquiror Capitalization Date, except pursuant to the Acquiror’s dividend reinvestment plan, the Acquiror does not have and is not bound by any Rights calling for the purchase or issuance of, or the payment of any amount based on, any shares of Acquiror Common Stock, Acquiror Voting Debt or any other equity securities of the Acquiror or any securities representing the right to purchase or otherwise receive any shares of Acquiror Common Stock, Acquiror Voting Debt or other equity securities of the Acquiror. There are no obligations of the

Acquiror or any of its Consolidated Subsidiaries (i) to repurchase, redeem or otherwise acquire any shares of capital stock of the Acquiror, Acquiror Voting Debt or any equity security of the Acquiror or its Consolidated Subsidiaries or any securities representing the right to purchase or otherwise receive any shares of capital stock, Acquiror Voting Debt or any other equity security of the Acquiror or its Consolidated Subsidiaries or (ii) pursuant to which the Acquiror or any of its Consolidated Subsidiaries is or could be required to register shares of the Acquiror’s capital stock or other securities under the Securities Act. All of the outstanding shares of Acquiror Common Stock have been issued in compliance with applicable Law in all material respects.

(b) All of the issued and outstanding shares of capital stock or other equity ownership interests of each Consolidated Subsidiary of the Acquiror are owned by the Acquiror, directly or indirectly, free and clear of any Liens, and all of such shares or equity ownership interests are duly authorized and validly issued and are fully paid, nonassessable (in respect of corporate entities) and free of preemptive rights. No Consolidated Subsidiary of the Acquiror has or is bound by any outstanding Rights calling for the purchase or issuance of, or the payment of any amount based on, any shares of capital stock or any other equity security of such Consolidated Subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of such Consolidated Subsidiary.

4.3. Authority; No Violation.

(a) The Acquiror has all requisite corporate power and authority to execute and deliver this Agreement and, subject to obtaining the Acquiror Requisite Vote, consummate the Transactions. The execution and delivery of this Agreement and the consummation of the Transactions have been duly and validly approved by the Acquiror Board. Merger Sub has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the Transactions. The execution and delivery of this Agreement and the consummation of the Transactions have been duly and validly approved by the board of directors of Merger Sub. The Acquiror Board (on the recommendation of the Acquiror Special Committee) has unanimously (i) determined that (A) this Agreement and the terms of the Mergers and the related Transactions are advisable, fair to and in the best interests of the Acquiror and its stockholders and (B) the interests of the Acquiror’s existing stockholders will not be diluted as a result of the Transactions, (ii) approved, adopted and declared advisable this Agreement and the Transactions (including the Merger and the Acquiror Matters), (iii) directed that the approval of the Acquiror Matters be submitted to the Acquiror’s stockholders at a duly held meeting of such stockholders (the “Acquiror Stockholders Meeting”) and (iv) resolved to recommend that the stockholders of the Acquiror approve the Acquiror Matters. The board of directors of Merger Sub has unanimously determined that this Agreement and the terms of the Mergers and the related Transactions are advisable, fair to and in the best interests of Merger Sub and its sole stockholder; approved, adopted and declared advisable this Agreement and the Transactions (including the Merger); and resolved to recommend the approval of the Transactions (including the Merger) by the Acquiror, in the Acquiror’s capacity as the sole stockholder of Merger Sub. Except for receipt of the approval of the Acquiror Matters by at least a majority of the total votes cast by the holders of Acquiror Common Stock at the Acquiror Stockholders Meeting (the “Acquiror Requisite Vote”), and the approval of the Transactions by the Acquiror, as the sole stockholder of Merger Sub (which approval shall occur promptly following the execution of this Agreement), the Mergers and the other Transactions have been authorized by all necessary corporate action on the part of the Acquiror and Merger Sub. This Agreement has been duly and validly executed and delivered by the Acquiror and Merger Sub and (assuming due authorization, execution and delivery by the Company and the Acquiror Adviser) this Agreement constitutes the valid and binding obligation of each of the Acquiror and Merger Sub, enforceable against each of the Acquiror and Merger Sub in accordance with its terms (except as may be limited by the Enforceability Exception).

(b) Neither the execution and delivery of this Agreement by the Acquiror and Merger Sub, nor the consummation by the Acquiror or Merger Sub of the Transactions, nor the performance of this Agreement by the Acquiror and Merger Sub, will (i) violate any provision of the Acquiror Charter, the Acquiror Bylaws or the articles of incorporation or bylaws of Merger Sub or (ii) assuming that the consents, approvals and filings referred to in Section 4.3(a) and Section 4.4 are duly obtained and/or made, (A) violate any Law or Order applicable to the Acquiror or any of its Consolidated Subsidiaries or (B) except as Previously Disclosed, violate, conflict with, result in a breach of or the loss of any benefit under, constitute a default (or an event that, with or without the giving of notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, require the consent, approval or authorization of, or notice to or filing with any third-party with respect to, or result in the creation of any Lien upon any of the respective properties or assets of the Acquiror or any of its Consolidated Subsidiaries under, any of the terms, conditions or provisions of any Permit, Contract or other obligation to which the Acquiror or any of its Consolidated Subsidiaries is a party or by which any of them or any of their respective properties or assets is bound except, with respect to clause (ii)(B), any such violation, conflict, breach, loss, default, termination, cancellation, acceleration, consent, approval or creation that would not, individually or in the aggregate, reasonably be expected to be material to the Acquiror and its Consolidated Subsidiaries, taken as a whole.

4.4. Governmental Consents. No consents or approvals of, or filings or registrations with, any Governmental Entity are necessary in connection with the consummation by the Acquiror or Merger Sub of the Merger and the other Transactions, except for (i) the filing with the SEC of the Joint Proxy Statement/Prospectus and the Registration Statement in which the Joint Proxy Statement/Prospectus will be included as a prospectus, and declaration of effectiveness of the Registration Statement by the SEC, (ii) the filing of the First Articles of Merger with and the acceptance for the record of the First Articles of Merger by the MD SDAT in respect of the Merger, (iii) the filing of the Second Articles of Merger with and the acceptance for the record of the Second Articles of Merger by the MD SDAT in respect of the Second Merger, (iv) any notices or filings under the HSR Act, (v) approval of the listing on NASDAQ of the shares of Acquiror Common Stock to be issued as Merger Consideration under this Agreement, (vi) the reporting of this Agreement on a Current Report on Form 8-K and (vii) any such consents, approvals, filings or registrations that the failure to obtain or make would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror.

4.5. Reports.

(a) The Acquiror has timely filed or furnished all forms, statements, certifications, reports and documents that it was required to file since the Applicable Date with the SEC (such filings since the Applicable Date, the “Acquiror SEC Reports”), except as would not, individually or in the aggregate, reasonably be expected to be material to the Acquiror and its Consolidated Subsidiaries taken as a whole. To the Acquiror’s knowledge, no Acquiror SEC Report, at the time filed or furnished with the SEC, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances in which they were made, not misleading. To the Acquiror’s knowledge, all Acquiror SEC Reports, as of their respective dates, complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto. None of the Consolidated Subsidiaries of the Acquiror is required to make any filing with the SEC.

(b) Neither the Acquiror nor any of its Consolidated Subsidiaries is subject to any cease-and-desist or other Order or enforcement action issued by, or is a party to any Contract, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, any Governmental Entity that currently restricts in any material respect the conduct of its business (or to the Acquiror’s knowledge that, upon consummation of the Mergers, would restrict in any material respect the conduct of the business of the Acquiror or any of its Consolidated Subsidiaries), or that in any material manner relates to its capital adequacy, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its business, other than those of general application that apply to similarly situated BDCs or their Consolidated Subsidiaries, nor has the Acquiror or any of its Consolidated Subsidiaries been advised in writing or, to the knowledge of the Acquiror, verbally, by any Governmental Entity that it is considering issuing, initiating, ordering, or requesting any of the foregoing.

(c) The Acquiror has made available to the Company all material correspondence with the SEC since the Applicable Date and, as of the date of this Agreement, to the knowledge of the Acquiror, (i) there are no unresolved comments from the SEC with respect to the Acquiror SEC Reports or any SEC examination of the Acquiror and (ii) none of the Acquiror SEC Reports is subject to any ongoing review by the SEC.

4.6. Acquiror Financial Statements.

(a) The financial statements, including the related consolidated schedules of investments, of the Acquiror and its Consolidated Subsidiaries included (or incorporated by reference) in the Acquiror SEC Reports (including the related notes, where applicable) (i) fairly present in all material respects the consolidated results of operations, cash flows, changes in net assets and consolidated financial position of the Acquiror and its Consolidated Subsidiaries for the respective fiscal periods or as of the respective dates therein set forth (except that unaudited statements may not contain notes and are subject to recurring year-end audit adjustments normal in nature and amount), (ii) to the Acquiror’s knowledge, have complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto and (iii) have been prepared in all material respects in accordance with GAAP consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto. Deloitte has not resigned, threatened resignation or been dismissed as the Acquiror’s independent public accountant as a result of or in connection with any disagreements with the Acquiror on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

(b) Except for (A) liabilities reflected or reserved against on the consolidated unaudited balance sheet of the Acquiror as of September 30, 2023 included in the unaudited financial statements set forth in the Acquiror’s quarterly report on Form 10-Q for the quarter ended September 30, 2023 (the “Acquiror Balance Sheet”), (B) liabilities incurred in the ordinary course of business since September 30, 2023, (C) liabilities incurred in connection with this Agreement and the Transactions, (D) liabilities otherwise disclosed in the Acquiror SEC Reports and (E) liabilities that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror, neither the Acquiror nor any of its Consolidated Subsidiaries has any liabilities that would be required to be reflected or reserved against in the Acquiror Balance Sheet in accordance with GAAP.

(c) Neither the Acquiror nor any of its Consolidated Subsidiaries is a party to or has any commitment to become a party to any off-balance sheet joint venture, partnership or similar contract with any unconsolidated Affiliate or “off-balance sheet arrangement” (as defined in Item 303(a) of Regulation S-K promulgated under the Exchange Act).

(d) Since the Applicable Date, (i) neither the Acquiror nor any of its Consolidated Subsidiaries nor, to the knowledge of the Acquiror, any director, officer, auditor, accountant or Representative of the Acquiror or any of its Consolidated Subsidiaries has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Acquiror or any of its Consolidated Subsidiaries or their respective internal accounting controls, including any complaint, allegation, assertion or claim that the Acquiror or any of its Consolidated Subsidiaries has engaged in questionable or illegal accounting or auditing practices or maintains inadequate internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act), and (ii) no attorney representing the Acquiror or any of its Consolidated Subsidiaries, whether or not employed by the Acquiror or any of its Consolidated Subsidiaries, has reported evidence of a material violation of securities laws, breach of duty or similar violation by the Acquiror or any of its directors, officers or agents to the Acquiror Board or any committee thereof or to any director or officer of the Acquiror.

(e) To the Acquiror’s knowledge, since the Applicable Date, Deloitte, which has expressed its opinion with respect to the financial statements of the Acquiror and its Consolidated Subsidiaries included in the Acquiror SEC Reports (including the related notes), has been (i) “independent” with respect to the Acquiror and its Consolidated Subsidiaries within the meaning of Regulation S-X, and (ii) in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the related rules of the SEC and the Public Company Accounting Oversight Board.

(f) To the Acquiror’s knowledge, since the Applicable Date, PricewaterhouseCoopers LLP, which has expressed its opinion with respect to the financial statements of the Acquiror and its Consolidated Subsidiaries included in the Acquiror SEC Reports (including the related notes), has been (i) “independent” with respect to the Acquiror and its Consolidated Subsidiaries within the meaning of Regulation S-X, and (ii) in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the related rules of the SEC and the Public Company Accounting Oversight Board.

(g) The principal executive officer and principal financial officer of the Acquiror have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act, and the statements contained in any such certifications are complete and correct, and the Acquiror is otherwise in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act.

(h) The Acquiror has in all material respects:

(i) designed and maintained a system of disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) promulgated under the Exchange Act) to ensure that all information (both financial and non-financial) required to be disclosed by the Acquiror in the reports that it files or submits to the SEC under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that such information is accumulated and communicated to the Acquiror’s management as appropriate to allow timely decisions regarding required disclosure and to allow the Acquiror’s principal executive officer and principal financial officer to make the certifications required under the Exchange Act with respect to such reports;

(ii) designed and maintained a system of internal controls over financial reporting sufficient to provide reasonable assurance concerning the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization, (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (E) the Acquiror’s management, with the participation of the Acquiror’s principal executive and financial officers, has completed an assessment of the effectiveness of the Acquiror’s internal controls over financial reporting for the fiscal year ended December 31, 2022 in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act, and such assessment concluded that the Acquiror maintained, in all material respects, effective internal control over financial reporting as of December 31, 2022, using the framework specified in the Acquiror’s Annual Report on Form 10-KT for the nine months ended December 31, 2022; and

(iii) (A) disclosed, based on its most recent evaluation, to its auditors and the audit committee of the Acquiror Board (1) any significant deficiencies or material weaknesses (as defined in the relevant Statement of Auditing Standards) in the design or operation of the Acquiror’s internal controls over financial reporting that are reasonably likely to adversely affect its ability to record, process, summarize and report financial data and (2) any fraud, whether or not material, that involves management or other individuals who have a significant role in its internal controls over financial reporting and (B) identified for the Acquiror’s auditors any material weaknesses in internal controls.

(i) The fair market value of the Acquiror’s investments as of September 30, 2023 (i) was determined in accordance with ASC Topic 820 and (ii) reflects a reasonable estimate of the fair value of such investments as determined in good faith, in accordance with Rule 2a-5 under the Investment Company Act.

(j) To the Acquiror’s knowledge, there is no fraud or suspected fraud affecting the Acquiror involving management of the Acquiror who have significant roles in the Acquiror’s internal control over financial reporting.

4.7. Broker’s Fees. Neither the Acquiror nor any of its Consolidated Subsidiaries nor any of their respective directors, officers or agents has utilized any broker, finder or financial advisor or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Mergers or the other Transactions, other than to Lazard Frères & Co. LLC pursuant to an engagement letter, a true, complete and correct copy of which has been previously delivered to the Company.

4.8. Absence of Changes or Events. Since the Acquiror’s last quarterly report on Form 10-Q, (i) except as expressly permitted or required by or in connection with the execution and delivery of this Agreement and the consummation of the Transactions, the business of the Acquiror and its Consolidated Subsidiaries has been conducted in the ordinary course of business, (ii) there has not been any Effect that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror and (iii) there has not been any material action that, if it had been taken after the date hereof, would have required the consent of the Company under Sections 6.1 or 6.3.

4.9. Compliance with Applicable Law; Permits.

(a) Each of the Acquiror and each of its Consolidated Subsidiaries is in compliance, and has been operated in compliance, in all material respects, with all applicable Laws, including, if and to the extent applicable, the Investment Company Act, the Securities Act and the Exchange Act other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror. The Acquiror has not received any written or, to the Acquiror’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any applicable Laws, which non-compliance would, individually or in the aggregate, reasonably be expected to be material to the Acquiror and its Consolidated Subsidiaries, taken as a whole. The Acquiror has operated in compliance with all listing standards of NASDAQ since the Applicable Date other than as would not, individually or in the aggregate, reasonably be expected to be material to the Acquiror and its Consolidated Subsidiaries, taken as a whole.

(b) The Acquiror is in compliance, and since the Applicable Date, has complied with its investment policies and restrictions and portfolio valuation methods, if any, as such policies and restrictions have been set forth in its registration statement (as amended from time to time) or reports that it has filed with the SEC under the Exchange Act and applicable Laws, if any, other than any non-compliance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror.

(c) The Acquiror has written policies and procedures adopted pursuant to Rule 38a-1 under the Investment Company Act that are reasonably designed to prevent material violations of the “Federal Securities Laws,” as such term is defined in Rule 38a-1(e)(1) under the Investment Company Act. There have been no “Material Compliance Matters” for the Acquiror, as such term is defined in Rule 38a-1(e)(2) under the Investment Company Act, other than those that have been reported to the Acquiror Board and satisfactorily remedied or are in the process of being remedied or those that would not, individually or in the aggregate, reasonably be expected to be material to the Acquiror and its Consolidated Subsidiaries, taken as a whole.

(d) Each of the Acquiror and each of its Consolidated Subsidiaries holds and is in compliance with all Permits required in order to permit the Acquiror and each of its Consolidated Subsidiaries to own or lease their properties and assets and to conduct their businesses under and pursuant to all applicable Law as presently conducted, other than any failure to hold or non-compliance with any such Permit that would not, individually or in the aggregate, reasonably be expected to be material to the Acquiror and its Consolidated Subsidiaries, taken as a whole. All such Permits are valid and in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to be material to the Acquiror and its Consolidated Subsidiaries, taken as a whole. The Acquiror has not received any written or, to the Acquiror’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any such Permits, and no Proceeding is pending or threatened in writing to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would, individually or in the aggregate, reasonably be expected to be material to the Acquiror and its Consolidated Subsidiaries, taken as a whole.

(e) No “affiliated person” (as defined under the Investment Company Act) of the Acquiror has been subject to disqualification to serve in any capacity contemplated by the Investment Company Act for any investment company (including a BDC) under Sections 9(a) and 9(b) of the Investment Company Act, unless, in each case, such Person has received exemptive relief from the SEC with respect to any such disqualification. There is no material Proceeding pending and served or, to the knowledge of the Acquiror, threatened that would result in any such disqualification.

(f) The minute books and other similar records of the Acquiror maintained since the Applicable Date contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the stockholders of the Acquiror, the Acquiror Board and any committees of the Acquiror Board.

4.10. Acquiror Information. None of the information supplied or to be supplied by the Acquiror for inclusion or incorporation by reference in (i) the Registration Statement will, at the time the Registration Statement is filed with the SEC, at any time the Registration Statement is amended or supplemented or at the time the Registration Statement becomes effective under the Securities Act, or (ii) the Joint Proxy Statement/Prospectus will, at the date the Joint Proxy Statement/Prospectus or any amendment or supplement is first mailed to stockholders of the Company or stockholders of the Acquiror or at the time of the Company Stockholders Meeting or the Acquiror Stockholders Meeting, in each case, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, except that no representation or warranty is made by the Acquiror with respect to information supplied by the Company or the Acquiror Adviser for inclusion or incorporation by reference in the Registration Statement or the Joint Proxy Statement/Prospectus.

4.11. Taxes and Tax Returns.

(a) The Acquiror and each of its Consolidated Subsidiaries has duly and timely filed (taking into account all applicable extensions) all material Tax Returns required to be filed by it on or prior to the date of this Agreement (all such Tax Returns being accurate and complete in all material respects), has paid all material Taxes shown thereon as arising, or required to be shown thereon, and has duly paid or made provision for the payment of all material Taxes that have been incurred or are due or claimed to be due from it by federal, state, foreign or local taxing authorities other than Taxes that are not yet delinquent or are being contested in good faith, have not been finally determined and have been adequately reserved against under GAAP. No material Tax Return of the Acquiror or any Consolidated Subsidiary has been examined by the IRS or other relevant taxing authority. There are no material disputes pending, or written claims asserted, for Taxes or assessments upon the Acquiror or any of its Consolidated Subsidiaries for which the Acquiror does not have reserves that are adequate under GAAP. Neither the Acquiror nor any of its Consolidated Subsidiaries is a party to or is bound by any Tax sharing, allocation or indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among the Acquiror and its Consolidated Subsidiaries). Within the past five years (or otherwise as part of a “plan (or series of related transactions)” within the meaning of Section 355(e) of the Code of which the Merger is also a part), neither the Acquiror nor any of its Consolidated Subsidiaries has been a “distributing corporation” or a “controlled corporation” in a distribution of stock which qualified or was intended to qualify under Section 355(a) of the Code and to which Section 355 of the Code (or so much of Section 356 of the Code, as it relates to Section 355 of the Code) applied or was intended to apply. Neither the Acquiror nor any of its Consolidated Subsidiaries is required to include in income any adjustment pursuant to Section 481(a) of the

Code, no such adjustment has been proposed by the IRS and no pending request for permission to change any accounting method has been submitted by the Acquiror or any of its Consolidated Subsidiaries. Neither the Acquiror nor any of its Consolidated Subsidiaries has participated in a “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2). If the Acquiror or any of its Consolidated Subsidiaries has participated in a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b), such entity has properly disclosed such transaction in accordance with the applicable Tax regulations.

(b) The Acquiror made a valid election under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code to be taxed as a RIC. The Acquiror has qualified as a RIC at all times since the beginning of its first taxable year ended December 31, 2004 and expects to continue to so qualify through the Second Effective Time. No challenge to the Acquiror’s status as a RIC is pending or has been threatened orally or in writing. For each taxable year of the Acquiror ending on or before the Second Effective Time, the Acquiror has satisfied the distribution requirements imposed on a regulated investment company under Section 852 of the Code.

(c) Merger Sub is a newly formed entity created for the purpose of undertaking the Merger and is wholly owned directly by the Acquiror. Prior to the Effective Time, Merger Sub will not have engaged in any other business activities and will have incurred no liabilities or obligations other than as contemplated by this Agreement.

(d) The Acquiror and its Consolidated Subsidiaries have complied in all material respects with all applicable Laws relating to the payment and withholding of Taxes and have, within the time and in the manner prescribed by applicable Law, in all material respects, withheld from and paid over all amounts required to be so withheld and paid over under applicable Laws.

(e) The Acquiror is not aware of any fact or circumstance that could reasonably be expected to prevent the Mergers from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

(f) The Acquiror has no “earnings and profits” for U.S. federal income Tax purposes described in Section 852(a)(2)(B) of the Code.

(g) The Acquiror Previously Disclosed each asset the disposition of which would be subject to rules similar to Section 1374 of the Code as prescribed in IRS Notice 88-19, 1988-1 C.B. 486, or Treasury Regulation Section 1.337(d)-7 and the amount of “net unrealized built-in gain” (within the meaning of Section 1374(d) of the Code) on each such asset. Other than as Previously Disclosed, the Acquiror is not now and will not be subject to corporate-level income taxation on the sale, transfer or other disposition of its assets currently held as a result of the application of Section 337(d) of the Code or the Treasury Regulations promulgated thereunder.

(h) No claim has been made in writing by a taxing authority in a jurisdiction where the Acquiror or any of its Consolidated Subsidiaries does not file Tax Returns that the Acquiror or any such Consolidated Subsidiary is or may be subject to taxation by that jurisdiction, and which, if upheld, would reasonably result in a material Tax liability.

(i) Neither the Acquiror nor any of its Consolidated Subsidiaries has, or has ever had, a permanent establishment in any country other than the United States.

(j) Neither the Acquiror nor any of its Consolidated Subsidiaries has requested a private letter ruling from the IRS or comparable rulings from other taxing authorities.

(k) Neither the Acquiror nor any of its Consolidated Subsidiaries has any liability for the Taxes of another Person other than the Acquiror and its Consolidated Subsidiaries under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee, successor or payable pursuant to a contractual obligation.

(l) Neither the Acquiror nor any of its Consolidated Subsidiaries has ever been a member of a consolidated, combined or unitary Tax group (other than such a group the common parent of which is the Acquiror or any of its Consolidated Subsidiaries).

(m) There are no material Liens for Taxes (other than Taxes not yet due and payable) upon any of the assets of the Acquiror or any of its Consolidated Subsidiaries.

4.12. Litigation. There are no material Proceedings pending or, to the Acquiror’s knowledge, threatened against the Acquiror or any of its Consolidated Subsidiaries. There is no Order binding upon the Acquiror or any of its Consolidated Subsidiaries other than such Orders as would not, individually or in the aggregate, reasonably be expected to be material to the Acquiror and its Consolidated Subsidiaries, taken as a whole.

4.13. Employee Matters. Neither the Acquiror nor any of its Consolidated Subsidiaries has (i) any employees or (ii) any Employee Benefit Plans.

4.14. Certain Contracts.

(a) The Acquiror has Previously Disclosed a complete and accurate list of, and true and complete copies have been delivered or made available (including via EDGAR) to the Company of, all Contracts (collectively, the “Acquiror Material Contracts”) to which, as of the date hereof, the Acquiror or any of its Consolidated Subsidiaries is a party, or by which the Acquiror or any of its Consolidated Subsidiaries may be bound, or, to the knowledge of the Acquiror, to which it or any of its Consolidated Subsidiaries or their respective assets or properties may be subject, with respect to:

(i) any Contract that is a “material contract” within the meaning of Item 601(b)(10) of the SEC’s Regulation S-K;

(ii) any loans or credit agreements, mortgages, indentures and other agreements and instruments pursuant to which any Indebtedness of the Acquiror or any of its Consolidated Subsidiaries in an aggregate principal amount in excess of $5,000,000 is outstanding or may be incurred, or any guarantee by the Acquiror or any of its Consolidated Subsidiaries of any Indebtedness in an aggregate principal amount in excess of $5,000,000;

(iii) any non-competition or non-solicitation Contract or any other Contract that limits, purports to limit, or would reasonably be expected to limit in each case in any material respect the manner in which, or the localities in which, any material business of the Acquiror and its Consolidated Subsidiaries, taken as a whole, is or could be conducted or the types of business that the Acquiror and its Consolidated Subsidiaries conducts or may conduct; or

(iv) any Contract that obligates the Acquiror or any of its Consolidated Subsidiaries to conduct any business that is material to the Acquiror and its Consolidated Subsidiaries, taken as a whole, on an exclusive basis with any third party.

(b) Each Acquiror Material Contract is (x) valid and binding on the Acquiror or its applicable Consolidated Subsidiary and, to the Acquiror’s knowledge, each other party thereto, (y) enforceable against the Acquiror or its applicable Consolidated Subsidiary in accordance with its terms (subject to the Enforceability Exception), and (z) is in full force and effect other than in each case as would not, individually or in the aggregate, reasonably be expected to be material to the Acquiror and its Consolidated Subsidiaries, taken as a whole. The investment advisory agreement between the Acquiror and the Acquiror Adviser in effect as of the date of this Agreement has been approved by the Acquiror Board and stockholders of the Acquiror in accordance with Section 15 of the Investment Company Act. Neither the Acquiror nor any of its Consolidated Subsidiaries nor, to the Acquiror’s knowledge, any other party thereto, is in material breach of any provisions of or in default (or, with the giving of notice or lapse of time or both, would be in default) under, and has not taken any action resulting in the termination of, acceleration of performance required by, or resulting in a right of termination or acceleration under, any Acquiror Material

Contract other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror. No Acquiror Material Contract has been amended, modified or supplemented other than as would not, individually or in the aggregate, reasonably be expected to be material to the Acquiror and its Consolidated Subsidiaries, taken as a whole. No event has occurred with respect to the Acquiror or any of its Consolidated Subsidiaries that, with or without the giving of notice, the lapse of time or both, would constitute a breach or default under any Acquiror Material Contract other than as would not, individually or in the aggregate, reasonably be expected to be material to the Acquiror and its Consolidated Subsidiaries, taken as a whole.

4.15. Insurance Coverage. All material insurance policies maintained by the Acquiror or any of its Consolidated Subsidiaries and that name the Acquiror or any of its Consolidated Subsidiaries as an insured (each, an “Acquiror Insurance Policy”), including the fidelity bond required by the Investment Company Act, are in full force and effect and all premiums due and payable with respect to each Acquiror Insurance Policy have been paid. Neither the Acquiror nor any of its Consolidated Subsidiaries has received written notice of cancellation of any Acquiror Insurance Policy.

4.16. Intellectual Property. The Acquiror and its Consolidated Subsidiaries own, possess or have a valid license or other adequate rights to use all Intellectual Property Rights that are material to the conduct of the business of the Acquiror and its Consolidated Subsidiaries taken as a whole (hereinafter, “Acquiror Intellectual Property Rights”), except where the failure to own, possess or have adequate rights would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror. No claims are pending for which the Acquiror has received written notice or, to the knowledge of the Acquiror, threatened (i) that the Acquiror or any of its Consolidated Subsidiaries is infringing or otherwise violating the rights of any Person with regard to any Intellectual Property Right, or (ii) that any Acquiror Intellectual Property Right is invalid or unenforceable. To the knowledge of the Acquiror, no Person is infringing, misappropriating or using without authorization the rights of the Acquiror or any of its Consolidated Subsidiaries with respect to any Intellectual Property Right, except as would not, individually or in the aggregate, reasonably be expected to be material to the Acquiror and its Consolidated Subsidiaries, taken as a whole.

4.17. Real Property. Neither the Acquiror nor any of its Consolidated Subsidiaries owns or leases any real property.

4.18. Investment Assets. Each of the Acquiror and its Consolidated Subsidiaries has good title to all securities, Indebtedness and other financial instruments owned by it, free and clear of any material Liens, except to the extent such securities, Indebtedness or other financial instruments, as applicable, are pledged to secure obligations of the Acquiror or its Consolidated Subsidiaries pursuant to credit agreements that have been Previously Disclosed and except for Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business. As of September 30, 2023, the value of investments owned by the Acquiror that are “qualifying investments” for purposes of Section 55(a) of the Investment Company Act was greater than 70% of the value of the Acquiror’s total assets (other than assets described in Section 55(a)(7) of the Investment Company Act). Neither the Acquiror nor any of its Consolidated Subsidiaries owns, or has owned since its inception, any Company Common Stock.

4.19. State Takeover Laws. The Acquiror Board has taken all action necessary to render inapplicable to the Merger the restrictions on business combinations contained in Subtitle 6 of Title 3 of the MGCL. Moreover, the restrictions on control share acquisitions contained in Subtitle 7 of Title 3 of the MGCL are not applicable to the Merger, and no other Takeover Statutes are applicable to this Agreement, the Mergers or the other Transactions.

4.20. Opinion of Financial Advisor. Prior to the execution of this Agreement, the Acquiror Special Committee has received the opinion of Lazard Frères & Co. LLC, financial advisor to the Acquiror Special Committee (the “Lazard Opinion”), to the effect that, as of the date of such opinion and based upon and subject to the various assumptions, limitations, qualifications and other matters set forth therein, the September Exchange Ratio (as defined in the Lazard Opinion) is fair, from a financial point of view, to the Acquiror.

4.21. Chapter 11. Neither the Acquiror nor any of its Consolidated Subsidiaries is under the jurisdiction of a court in a “title 11 or similar case” (as defined in Section 368(a)(3)(A) of the Code).

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE ACQUIROR ADVISER

Except with respect to matters Previously Disclosed, the Acquiror Adviser hereby represents and warrants to the Company that:

5.1. Organization. The Acquiror Adviser is a limited partnership organized and validly existing under the Laws of the State of Delaware and in good standing with the Secretary of State of the State of Delaware. The Acquiror Adviser has the requisite limited partnership power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business as a foreign limited partnership in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, in each case, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror Adviser.

5.2. Authority; No Violation.

(a) The Acquiror Adviser has all requisite limited partnership power and authority to execute and deliver this Agreement. The execution and delivery of this Agreement has been duly and validly approved by the general partner of the Acquiror Adviser. This Agreement has been duly and validly executed and delivered by the Acquiror Adviser and (assuming due authorization, execution and delivery by the Company, the Acquiror and Merger Sub) this Agreement constitutes the valid and binding obligation of the Acquiror Adviser, enforceable against the Acquiror Adviser in accordance with its terms (except as may be limited by the Enforceability Exception).

(b) Neither the execution and delivery of this Agreement by the Acquiror Adviser, nor the consummation of the Transactions, nor the performance of this Agreement by the Acquiror Adviser, will (i) violate any provision of the certificate of partnership of the Acquiror Adviser or the limited partnership agreement of the Acquiror Adviser or (ii) (A) violate any Law or Order applicable to the Acquiror Adviser or (B) except as set forth in any Contract that was Previously Disclosed, violate, conflict with, result in a breach of or the loss of any benefit under, constitute a default (or an event that, with or without the giving of notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, require the consent, approval or authorization of, or notice to or filing with any third-party with respect to, or result in the creation of any Lien upon any of the respective properties or assets of the Acquiror Adviser under, any of the terms, conditions or provisions of any Permit, Contract or other obligation to which the Acquiror Adviser is a party or by which its properties or assets is bound except, with respect to clause (ii)(B), any such violation, conflict, breach, loss, default, termination, cancellation, acceleration, consent, approval or creation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror Adviser.

(c) No consents or approvals of, or filings or registrations with, any Governmental Entity are necessary in connection with the execution, delivery or performance of this Agreement by the Acquiror Adviser, except for any such consents, approvals, filings or registrations that the failure to obtain or make would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror Adviser.

5.3. Compliance with Applicable Law; Permits.

(a) The Acquiror Adviser is, and at all times since it became the investment adviser to the Acquiror has been, duly registered as an investment adviser under the Investment Advisers Act.

(b) The Acquiror Adviser is in compliance, and has been operated in compliance, in all material respects, with all applicable Laws other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror Adviser. The Acquiror Adviser has not received any written or, to the Acquiror Adviser’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any applicable Laws, which non-compliance would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror Adviser.

(c) The Acquiror Adviser holds and is in compliance with all Permits required in order to permit the Acquiror Adviser to own or lease its properties and assets and to conduct its business under and pursuant to all applicable Law as presently conducted, other than any failure to hold or non-compliance with any such Permit that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror Adviser. All such Permits are valid and in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror Adviser. The Acquiror Adviser has not received any written or, to the Acquiror Adviser’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any such Permits, and no Proceeding is pending or threatened in writing to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror Adviser.

(d) The Acquiror Adviser has implemented written policies and procedures as required by Rule 206(4)-7 under the Investment Advisers Act and, during the period prior to the date of this Agreement that the Acquiror Adviser has been the investment adviser to the Acquiror, the Acquiror Adviser has been in compliance with such policies and procedures, except where the failures to adopt such policies and procedures or to be in compliance would not, individually or in the aggregate, be material to the Acquiror and its Consolidated Subsidiaries, taken as a whole.

(e) During the period prior to the date of this Agreement that it has been the investment adviser to the Acquiror, there has been no material adverse change in the operations, affairs or regulatory status of the Acquiror Adviser.

5.4. Litigation. There are no Proceedings pending or, to the Acquiror Adviser’s knowledge, threatened against the Acquiror Adviser, except as would not reasonably be expected to have a Material Adverse Effect with respect to the Acquiror Adviser. There is no Order binding upon the Acquiror Adviser other than such Orders as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Acquiror Adviser.

5.5. Acquiror Adviser Information. None of the information supplied or to be supplied by the Acquiror Adviser for inclusion or incorporation by reference in (i) the Registration Statement will, at the time the Registration Statement is filed with the SEC, at any time the Registration Statement is amended or supplemented or at the time the Registration Statement becomes effective under the Securities Act, or (ii) the Joint Proxy Statement/Prospectus will, at the date the Joint Proxy Statement/Prospectus or any amendment or supplement is first mailed to stockholders of the Company or stockholders of the Acquiror or at the time of the Company Stockholders Meeting or the Acquiror Stockholders Meeting, in each case, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, and in the case of the Joint Proxy Statement/Prospectus in light of the circumstances in which they are made, not misleading, except that no representation or warranty is made by the Acquiror Adviser with respect to information supplied by the Company, the Acquiror or Merger Sub for inclusion or incorporation by reference in the Registration Statement or the Joint Proxy Statement/Prospectus.

5.6. Financial Resources. The Acquiror Adviser has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Registration Statement and the Joint Proxy Statement/Prospectus and under this Agreement, including, without limitation, with respect to the payment of the Company Stockholders Payment pursuant to Section 7.17.

ARTICLE VI

COVENANTS RELATING TO CONDUCT OF BUSINESS

6.1. Conduct of Businesses Prior to the Effective Time. During the period from the date of this Agreement until the earlier of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 9.1, except as may be required by Law, as expressly permitted by this Agreement or with the prior written consent of the Acquiror (with respect to the Company) and the Company (with respect to the Acquiror), which prior written consent shall not be unreasonably delayed, conditioned or withheld, each of the Company and the Acquiror shall, and shall cause each of its respective Consolidated Subsidiaries to, (a) conduct its business in the ordinary course of business and consistent with past practice and each of the Company’s and the Acquiror’s investment objectives and policies as publicly disclosed, respectively, and (b) use reasonable best efforts to maintain and preserve intact its business organization and existing business relationships.

6.2. Company Forbearances. During the period from the date of this Agreement until the earlier of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 9.1, except as may be required by Law, as expressly permitted by this Agreement or as Previously Disclosed, and acting in a manner consistent with Section 6.1(a), the Company shall not, and shall not permit any of its Consolidated Subsidiaries to, directly or indirectly, without the prior written consent of the Acquiror (which prior written consent shall not be unreasonably delayed, conditioned or withheld):

(a) other than pursuant to the Company’s dividend reinvestment plan as in effect as of the date of this Agreement, issue, deliver, sell or grant, or encumber or pledge, or authorize the creation of (i) any shares of its capital stock, (ii) any Company Voting Debt or other voting securities or (iii) any securities convertible into or exercisable or exchangeable for, or any other Rights to acquire, any such shares or other securities;

(b) (i) make, authorize, declare, pay or set aside any dividend in respect of, or declare or make any distribution on, any shares of its capital stock, except for (A) the authorization, announcement and payment of regular monthly cash distributions payable on a monthly basis, consistent with past practices and the Company’s investment objectives and policies as publicly disclosed, (B) a Tax Dividend or (C) dividends payable by any direct or indirect wholly owned Consolidated Subsidiary of the Company to the Company or another direct or indirect wholly owned Consolidated Subsidiary of the Company; (ii) adjust, split, combine, reclassify or take similar action with respect to any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or (iii) purchase, redeem or otherwise acquire, any shares of its capital stock or any rights, warrants or options to acquire, or securities convertible into, such capital stock;

(c) sell, transfer, lease, mortgage, encumber or otherwise dispose of any of its assets or properties, except for (i) sales, transfers, leases, mortgages, encumbrances or other dispositions in the ordinary course of business consistent with past practice and the Company’s investment objectives and policies as publicly disclosed, or (ii) encumbrances required to secure Permitted Indebtedness of the Company or any of its Consolidated Subsidiaries;

(d) acquire or agree to acquire all or any portion of the assets, business or properties of any other Person, whether by merger, consolidation, purchase or otherwise or make any other investments, except in a transaction conducted in the ordinary course of business consistent with the Company’s investment objectives and policies as publicly disclosed;

(e) amend the Company Charter, the Company Bylaws or other governing documents or similar governing documents of any of its Consolidated Subsidiaries;

(f) implement or adopt any material change in its Tax or financial accounting principles, practices or methods, other than as required by applicable Law, GAAP, the SEC or applicable regulatory requirements;

(g) take any action or knowingly fail to take any action that would, or would reasonably be expected to (i) materially delay or materially impede the ability of the parties to consummate the Transactions or

(ii) prevent the Mergers from qualifying as a reorganization within the meaning of Section 368(a) of the Code; provided, however, that the foregoing shall not preclude the Company from declaring or paying any Tax Dividend on or before the Closing Date;

(h) incur any Indebtedness for borrowed money or guarantee any Indebtedness of another Person, except for (i) draw-downs with respect to any Previously Disclosed financing arrangements existing as of the date of this Agreement and obligations to fund commitments to companies entered into in the ordinary course of business and (ii) Permitted Indebtedness;

(i) make or agree to make any new capital expenditure other than obligations to fund commitments to companies entered into in the ordinary course of business;

(j) (i) file or amend any material Tax Return other than in the ordinary course of business consistent with past practice and the Company’s investment objectives and policies as publicly disclosed; (ii) make, change or revoke any material Tax election or (iii) settle or compromise any material Tax liability or refund;

(k) take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause the Company to fail to qualify or not be subject to tax as a RIC;

(l) enter into any new line of business (it being understood that this prohibition does not apply to any companies in which the Company or any of its Consolidated Subsidiaries has made a debt or equity investment that is, would or should be reflected in the Company’s schedule of investments included in its semi-annual or annual periodic reports that are filed with the SEC);

(m) other than in the ordinary course of business consistent with past practice and the Company’s investment objectives and policies as publicly disclosed, or, except as permitted by Section 6.2(h), enter into any Contract that would otherwise constitute a Company Material Contract had it been entered into prior to the date of this Agreement;

(n) other than in the ordinary course of business consistent with past practice and the Company’s investment objectives and policies as publicly disclosed, terminate, cancel, renew or agree to any material amendment of, change in or waiver under any Company Material Contract (other than any Company Material Contract related to Permitted Indebtedness);

(o) settle any Proceeding against it, except for Proceedings that (i) are settled in the ordinary course of business consistent with past practice and the Company’s investment objectives and policies as publicly disclosed, in an amount not in excess of $2,500,000 in the aggregate (after reduction by any insurance proceeds actually received); (ii) would not impose any material restriction on the conduct of business of it or any of its Consolidated Subsidiaries or, after the Effective Time, the Acquiror, the Surviving Company or any of their Consolidated Subsidiaries and (iii) would not admit liability, guilt or fault;

(p) except as otherwise expressly contemplated by this Agreement, merge or consolidate the Company or any of its Consolidated Subsidiaries with any Person or enter into any other similar extraordinary corporate transaction, or adopt, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Company or any of its Consolidated Subsidiaries;

(q) acquire, or agree to acquire, any Acquiror Common Stock; or

(r) agree to take, make any commitment to take, or adopt any resolutions of the Company Board authorizing, any of the actions prohibited by this Section 6.2.

6.3. Acquiror Forbearances. During the period from the date of this Agreement until the earlier of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 9.1, except as may be required by Law, as expressly permitted by this Agreement or as Previously Disclosed, and acting in a manner consistent with Section 6.1(a), the Acquiror shall not, and shall not permit any of its Consolidated

Subsidiaries to, directly or indirectly, without the prior written consent of the Company (which prior written consent shall not be unreasonably delayed, conditioned or withheld):

(a) other than pursuant to the Acquiror’s dividend reinvestment plan as in effect as of the date of this Agreement, issue, deliver, sell or grant, or encumber or pledge, or authorize the creation of (i) any shares of its capital stock, (ii) any Acquiror Voting Debt or other voting securities or (iii) any securities convertible into or exercisable or exchangeable for, or any other Rights to acquire, any such shares or other securities;

(b) (i) make, authorize, declare, pay or set aside any dividend in respect of, or declare or make any distribution on, any shares of its capital stock, except for (A) the authorization, announcement and payment of regular quarterly cash distributions payable on a quarterly basis, consistent with past practices and the Acquiror’s investment objectives and policies as publicly disclosed, (B) the authorization and payment of any dividend or distribution necessary for the Acquiror to maintain its qualification as a RIC or avoid the imposition of any income or excise tax, as reasonably determined by the Acquiror, or (C) dividends payable by any direct or indirect wholly owned Consolidated Subsidiary of the Acquiror to the Acquiror or another direct or indirect wholly owned Consolidated Subsidiary of the Acquiror; (ii) adjust, split, combine, reclassify or take similar action with respect to any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or (iii) purchase, redeem or otherwise acquire, any shares of its capital stock or any rights, warrants or options to acquire, or securities convertible into, such capital stock;

(c) sell, transfer, lease, mortgage, encumber or otherwise dispose of any of its assets or properties, except for (i) sales, transfers, leases, mortgages, encumbrances or other dispositions in the ordinary course of business consistent with past practice and the Acquiror’s investment objectives and policies as publicly disclosed, or (ii) encumbrances required to secure Permitted Indebtedness of the Acquiror or any of its Consolidated Subsidiaries;

(d) acquire or agree to acquire all or any portion of the assets, business or properties of any other Person, whether by merger, consolidation, purchase or otherwise or make any other investments, except in a transaction conducted in the ordinary course of business consistent with the Acquiror’s investment objectives and policies as publicly disclosed;

(e) amend the Acquiror Charter, the Acquiror Bylaws or other governing documents or similar governing documents of any of its Consolidated Subsidiaries;

(f) implement or adopt any material change in its Tax or financial accounting principles, practices or methods, other than as required by applicable Law, GAAP, the SEC or applicable regulatory requirements;

(g) take any action or knowingly fail to take any action that would, or would reasonably be expected to (i) materially delay or materially impede the ability of the parties to consummate the Transactions or (ii) prevent the Mergers from qualifying as a reorganization within the meaning of Section 368(a) of the Code;

(h) incur any Indebtedness for borrowed money or guarantee any Indebtedness of another Person, except for (i) draw-downs with respect to any Previously Disclosed financing arrangements existing as of the date of this Agreement and obligations to fund commitments to portfolio companies entered into in the ordinary course of business and (ii) Permitted Indebtedness;

(i) make or agree to make any new capital expenditure other than obligations to fund commitments to portfolio companies entered into in the ordinary course of business;

(j) (i) file or amend any material Tax Return other than in the ordinary course of business consistent with past practice and the Acquiror’s investment objectives and policies as publicly disclosed; (ii) make, change or revoke any material Tax election or (iii) settle or compromise any material Tax liability or refund;

(k) take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause the Acquiror to fail to qualify or not be subject to tax as a RIC;

(l) enter into any new line of business (it being understood that this prohibition does not apply to any portfolio companies in which the Acquiror or any of its Consolidated Subsidiaries has made a debt or equity investment that is, would or should be reflected in the Acquiror’s schedule of investments included in its quarterly or annual periodic reports that are filed with the SEC);

(m) other than in the ordinary course of business consistent with past practice and the Acquiror’s investment objectives and policies as publicly disclosed, or, except as permitted by Section 6.3(h), enter into any Contract that would otherwise constitute an Acquiror Material Contract had it been entered into prior to the date of this Agreement;

(n) other than in the ordinary course of business consistent with past practice and the Acquiror’s investment objectives and policies as publicly disclosed, terminate, cancel, renew or agree to any material amendment of, change in or waiver under any Acquiror Material Contract (other than any Acquiror Material Contract related to Permitted Indebtedness);

(o) settle any Proceeding against it, except for Proceedings that (i) are settled in the ordinary course of business consistent with past practice and the Acquiror’s investment objectives and policies as publicly disclosed, in an amount not in excess of $2,500,000 in the aggregate (after reduction by any insurance proceeds actually received); (ii) would not impose any material restriction on the conduct of business of it or any of its Consolidated Subsidiaries or, after the Effective Time, the Surviving Company or any of its Consolidated Subsidiaries and (iii) would not admit liability, guilt or fault;

(p) except as otherwise expressly contemplated by this Agreement, merge or consolidate the Acquiror or any of its Consolidated Subsidiaries with any Person or enter into any other similar extraordinary corporate transaction, or adopt, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Acquiror or any of its Consolidated Subsidiaries;

(q) acquire, or agree to acquire, any Company Common Stock (other than pursuant to the Merger); or

(r) agree to take, make any commitment to take, or adopt any resolutions of the Acquiror Board authorizing, any of the actions prohibited by this Section 6.3.

6.4. Valuation.

(a) Except as may be mutually agreed by the parties, the value of each investment asset owned by the Company that is used in connection with the computations made by the Company pursuant to Section 2.4 will be determined in accordance with the valuation policies and procedures set forth in the Company’s compliance policies and procedures approved by the Company Board as of September 30, 2023 and no exceptions to such valuation policies and procedures have been or will be permitted in valuing such assets in connection with the computations pursuant to Section 2.4 for purposes of this Agreement, and the value of all assets owned by the Company other than investment assets that are used in connection with the computations made by the Company pursuant to Section 2.4 will be determined in accordance with GAAP. Except as may be mutually agreed by the parties, all valuations made by third-party valuation agents for such purposes will be made only by valuation agents that have been approved by the Company Board as of or prior to the date hereof. Except as may be mutually agreed by the parties, the fair value of any portfolio securities for which fair value determinations were made by the Company Board for purposes of such computations were or will be determined by the Company Board in good faith in accordance with the valuation methods set forth in the Company’s valuation policies and procedures adopted by the Company Board as of September 30, 2023.

(b) Except as may be mutually agreed by the parties, the value of each investment asset owned by the Acquiror that is used in connection with the computations made by the Acquiror pursuant to Section 2.4 will be determined in accordance with the valuation policies and procedures set forth in the Acquiror’s compliance policies and procedures approved by the Acquiror Board as of September 30, 2023 and no exceptions to such valuation policies and procedures have been or will be permitted in valuing such assets in connection with the computations pursuant to Section 2.4 for purposes of this Agreement, and the value of all assets owned by the Acquiror other than investment assets that are used in connection with the computations made by the Acquiror pursuant to Section 2.4 will be determined in accordance with GAAP. Except as may be mutually agreed by the parties, all valuations made by third-party valuation agents for such purposes will be made only by valuation agents that have been approved by the Acquiror Board as of or prior to the date hereof. Except as may be mutually agreed by the parties, the fair value of any portfolio securities for which fair value determinations were made by the Acquiror Board for purposes of such computations were or will be determined by the Acquiror Board in good faith in accordance with the valuation methods set forth in the Acquiror’s valuation policies and procedures adopted by the Acquiror Board as of September 30, 2023.

ARTICLE VII

ADDITIONAL AGREEMENTS

7.1. Further Assurances.

(a) Subject to the right of the Company to take any action that constitutes a Company Adverse Recommendation Change as expressly permitted pursuant to Section 7.6, and the right of the Acquiror to take any action that constitutes an Acquiror Adverse Recommendation Change as expressly permitted pursuant to Section 7.7, the parties shall cooperate with each other and use reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary, including to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings, to obtain as promptly as practicable all Permits of all Governmental Entities and all Permits, consents, approvals, confirmations and authorizations of all third parties, in each case, that are necessary or advisable, to consummate the Transactions (including the Mergers) in the most expeditious manner practicable, and to comply with the terms and conditions of all such Permits, consents, approvals, confirmations and authorizations of all such third parties and Governmental Entities. In furtherance (but not in limitation) of the foregoing, each of the Acquiror and the Company shall as promptly as practicable file any required applications, notices or other filings under the HSR Act. Subject to applicable Law, the Company and the Acquiror shall have the right to review in advance, and, to the extent practicable, each shall consult the other on all the information relating to the Company or the Acquiror, as the case may be, and any of their respective Consolidated Subsidiaries, that appear in any filing made with, or written materials submitted to, any third-party or any Governmental Entity in connection with the Transactions. In exercising the foregoing right, each of the parties shall act reasonably and as promptly as practicable. The parties shall consult with each other with respect to the obtaining of all Permits, consents, approvals and authorizations of all third parties and Permits of all Governmental Entities necessary or advisable to consummate the Transactions and each party will keep the other reasonably apprised of the status of matters relating to completion of the Transactions. The Acquiror and the Company shall each, in connection with the efforts referenced in this Section 7.1(a) to obtain all requisite Permits for the Transactions under the HSR Act, use its reasonable best efforts to (i) cooperate in all respects with each other in connection with any filing or submission and in connection with any investigation or other inquiry; (ii) keep the other party informed of any communication received by such party from, or given by such party to, the Federal Trade Commission (the “FTC”), the Antitrust Division of the Department of Justice (the “DOJ”), or any other Governmental Entity and (iii) subject to applicable Law, permit the other party to review, in advance, any written communication given by it to, or received from, and consult with each other in advance of any meeting or conference with, the FTC, the DOJ, or any other Governmental Entity, and to the extent permitted by the FTC, the DOJ, or other applicable Governmental Entity, give the other party the opportunity to attend and participate in such meetings and conferences subject to applicable Law.

(b) Notwithstanding anything to the contrary herein, nothing in this Agreement shall require either the Acquiror and its Consolidated Subsidiaries, on the one hand, or the Company and its Consolidated

Subsidiaries, on the other hand, to make payments or provide other consideration for the repayment, restructuring or amendment of terms of Indebtedness in connection with the Transactions (including the Mergers), other than any consent fees that were Previously Disclosed.

7.2. Regulatory Matters.

(a) The Acquiror and the Company shall as promptly as practicable jointly prepare and file with the SEC the Registration Statement. The Acquiror shall use its reasonable best efforts to have the Registration Statement declared effective under the Securities Act and applicable state Law as promptly as practicable after such filing and to keep the Registration Statement effective as long as necessary to consummate the Mergers. The Company and the Acquiror shall use reasonable best efforts to cause the Joint Proxy Statement/Prospectus to be promptly mailed to their respective stockholders upon such effectiveness. The Company shall use reasonable best efforts to furnish all information concerning the Company and the holders of Company Common Stock as may be reasonably requested by the Acquiror in connection with any such action.

(b) Each of the Acquiror and the Company shall cooperate with the other in the preparation of the Registration Statement and shall furnish to the other all information reasonably requested as may be reasonably necessary or advisable in connection with the Registration Statement. Prior to the Effective Time, each party hereto shall promptly notify the other party (i) upon becoming aware of any event or circumstance that is required to be described in an amendment to the Registration Statement or in a supplement to the Joint Proxy Statement/Prospectus and (ii) after the receipt by it of any comments of the SEC with respect to the Joint Proxy Statement/Prospectus or the Registration Statement.

(c) Subject to applicable Law, each of the Acquiror and the Company shall promptly advise the other upon receiving any communication from any Governmental Entity, the consent or approval of which is required for consummation of the Transactions, that causes such party to believe that there is a reasonable likelihood that any Regulatory Approval will not be obtained or that the receipt of any such approval may be materially delayed or conditioned.

7.3. Stockholder Approval.

(a) As of the date of this Agreement, the Company Board (on the recommendation of the Company Special Committee) has unanimously (i) determined that (A) this Agreement and the terms of the Mergers and the related Transactions are advisable, fair to and in the best interests of the Company and its stockholders and (B) the interests of the Company’s existing stockholders will not be diluted as a result of the Transactions, (ii) approved, adopted and declared advisable this Agreement and the Transactions (including the Merger and other Company Matters), (iii) directed that the approval of the Company Matters be submitted to the Company’s stockholders at the Company Stockholders Meeting and (iv) resolved to recommend that the stockholders of the Company approve the Company Matters. Notwithstanding anything to the contrary in Section 7.6, the Company shall submit to its stockholders the Company Matters on the terms and conditions set forth in this Agreement and any other matters required to be approved or adopted by its stockholders in order to carry out the Transactions. In furtherance of that obligation, the Company shall take, in accordance with applicable Law and the Company Charter and the Company Bylaws, all actions necessary to send a notice as promptly as practicable (but in no event later than five (5) Business Days) following the date on which the SEC declares the Registration Statement effective of which the Joint Proxy Statement/Prospectus forms a part, to convene the Company Stockholders Meeting, as promptly as practicable thereafter, to consider and vote upon the proposal to approve the Company Matters, on the terms and conditions set forth in this Agreement as well as any other such matters. The record date for the Company Stockholders Meeting shall be determined in prior consultation with the Acquiror. The Company shall use reasonable best efforts to obtain from the Company’s stockholders the Company Requisite Vote to approve the Company Matters, on the terms and conditions set forth in this Agreement, including, subject to Section 7.6, by providing to the Company’s stockholders the recommendation of the Company Board that the stockholders of the Company approve the Company Matters (the “Company Recommendation”) and

including the Company Recommendation in the Joint Proxy Statement/Prospectus and by, at the request of the Acquiror, postponing or adjourning the Company Stockholders Meeting to obtain a quorum or solicit additional proxies; provided that the Company shall not postpone or adjourn the Company Stockholders Meeting for any other reason without the prior written consent of the Acquiror (which prior written consent shall not be unreasonably delayed, conditioned or withheld). Notwithstanding any Company Adverse Recommendation Change, unless this Agreement is terminated in accordance with its terms, the obligations of the Company pursuant to this Section 7.3(a) shall continue in full force and effect and such obligations shall not be affected by the commencement, public proposal, public disclosure or communication to the Company, its Representatives or its stockholders of any Takeover Proposal (whether or not a Company Superior Proposal).

(b) As of the date of this Agreement, the Acquiror Board (on the recommendation of the Acquiror Special Committee) has unanimously (i) determined that (A) this Agreement and the terms of the Mergers and the related Transactions are advisable, fair to and in the best interests of the Acquiror and its stockholders and (B) the interests of the Acquiror’s existing stockholders will not be diluted as a result of the Transactions, (ii) approved, adopted and declared advisable this Agreement and the Transactions (including the Merger and the Acquiror Matters), (iii) directed that the approval of the Acquiror Matters be submitted to the Acquiror’s stockholders at the Acquiror Stockholders Meeting and (iv) resolved to recommend that the stockholders of the Acquiror approve the Acquiror Matters. Notwithstanding anything to the contrary in Section 7.7, the Acquiror shall submit to its stockholders the Acquiror Matters on the terms and conditions set forth in this Agreement and any other matters required to be approved or adopted by its stockholders in order to carry out the Transactions. In furtherance of that obligation, the Acquiror shall take, in accordance with applicable Law and the Acquiror Charter and the Acquiror Bylaws, all actions necessary to send a notice as promptly as practicable (but in no event later than five (5) Business Days) following the date on which the SEC declares the Registration Statement effective of which the Joint Proxy Statement/Prospectus forms a part, to convene the Acquiror Stockholders Meeting, as promptly as practicable thereafter, to consider and vote upon the proposal to approve the Acquiror Matters, on the terms and conditions set forth in this Agreement as well as any other such matters. The record date for the Acquiror Stockholders Meeting shall be determined in prior consultation with the Company. The Acquiror shall use reasonable best efforts to obtain from the Acquiror’s stockholders the Acquiror Requisite Vote to approve the Acquiror Matters, on the terms and conditions set forth in this Agreement, including, subject to Section 7.7, by providing to the Acquiror’s stockholders the recommendation of the Acquiror Board that the stockholders of the Acquiror approve the Acquiror Matters (the “Acquiror Recommendation”) and including the Acquiror Recommendation in the Joint Proxy Statement/Prospectus and by, at the request of the Company, postponing or adjourning the Acquiror Stockholders Meeting to obtain a quorum or solicit additional proxies; provided that the Acquiror shall not postpone or adjourn the Acquiror Stockholders Meeting for any other reason without the prior written consent of the Company (which prior written consent shall not be unreasonably delayed, conditioned or withheld). Notwithstanding any Acquiror Adverse Recommendation Change, unless this Agreement is terminated in accordance with its terms, the obligations of the Acquiror pursuant to this Section 7.3(b) shall continue in full force and effect and such obligations shall not be affected by the commencement, public proposal, public disclosure or communication to the Acquiror, its Representatives or its stockholders of any Takeover Proposal (whether or not an Acquiror Superior Proposal).

7.4. Indemnification.

(a) Following the Effective Time, the Acquiror shall, to the fullest extent permitted under applicable Law, indemnify, defend and hold harmless and advance expenses to the present and former directors and officers of the Company or any of its Consolidated Subsidiaries (in each case, when acting in such capacity) (each, an “Indemnified Party” and collectively, the “Indemnified Parties”) against all costs or expenses (including, but not limited to, reasonable attorneys’ fees actually incurred, reasonable experts’ fees, reasonable travel expenses, court costs, transcript fees and telecommunications, postage and courier charges), judgments, fines, losses, claims, damages, penalties, amounts paid in settlement or other liabilities

(collectively, “Indemnified Liabilities”) incurred in connection with any Proceeding arising out of actions or omissions occurring at or prior to the Effective Time (including the Transactions). In the event of any such Indemnified Liabilities, (i) the Acquiror shall advance to such Indemnified Party, upon request, reimbursement of documented expenses reasonably and actually incurred to the fullest extent permitted under applicable Law (provided, that the Person to whom expenses are advanced, or someone on his or her behalf, provides an undertaking to repay such advances if it is ultimately determined that such Person is not entitled to indemnification and complies with other applicable provisions imposed under the Investment Company Act and interpretations thereof by the SEC or its staff) and (ii) the Acquiror and the applicable Indemnified Parties shall cooperate in the defense of such matter.

(b) Any Indemnified Party wishing to claim indemnification under Section 7.4(a), upon learning of any Proceeding described above, shall promptly notify the Acquiror in writing; provided, that the failure to so notify shall not affect the obligations of the Acquiror under Section 7.4(a) unless the Acquiror is materially prejudiced as a consequence.

(c) If the Acquiror or any of its successors or assigns consolidates with or merges into any other entity and is not the continuing or surviving entity of such consolidation or merger or transfers or otherwise disposes of all or substantially all of its assets to any other entity or consummates any division transaction, then and in each such case, the Acquiror shall cause proper provision to be made so that the successors and assigns of the Acquiror shall assume the obligations set forth in this Section 7.4.

(d) The provisions of this Section 7.4 are (i) intended to be for the benefit of, and shall be enforceable by, each Indemnified Party and his or her heirs and Representatives and (ii) in addition to, and not in substitution for, any other rights to indemnification or contribution that any such person may have by Contract or otherwise.

7.5. No Solicitation.

(a) Each of the Company and the Acquiror shall, and shall cause its respective Affiliates, Consolidated Subsidiaries, and its and each of their respective officers, directors, trustees, managers, employees, consultants, financial advisors, attorneys, accountants and other advisors, representatives and agents (collectively, “Representatives”) to, immediately cease and cause to be terminated any discussions or negotiations with any Person that may be ongoing with respect to, or that are intended to or could reasonably be expected to lead to, a Takeover Proposal, and demand the immediate return or destruction (which destruction shall be certified in writing to the Company or the Acquiror, as applicable) of all confidential information previously furnished to any Person (other than the Company, the Acquiror or their respective Affiliates or Representatives) with respect to any Takeover Proposal. Prior to the Effective Time, subject to Section 7.6 in the case of the Company and Section 7.7 in the case of the Acquiror, each of the Company and the Acquiror shall not, and shall cause its respective Affiliates, Consolidated Subsidiaries and its and their respective Representatives not to: (i) directly or indirectly solicit, initiate, induce, encourage or take any other action (including by providing information) designed to, or which could reasonably be expected to, facilitate any inquiries or the making or submission or implementation of any proposal or offer (including any proposal or offer to its stockholders) with respect to any Takeover Proposal; (ii) approve, publicly endorse or recommend or enter into any agreement, arrangement, discussions or understandings with respect to any Takeover Proposal (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) or enter into any Contract or understanding (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) requiring it to abandon, terminate or fail to consummate, or that is intended to or that could reasonably be expected to result in the abandonment of, termination of or failure to consummate, the Merger or any other Transaction; (iii) initiate or participate in any way in any negotiations or discussions regarding, or furnish or disclose to any Person (other than the Acquiror, the Company or their respective Affiliates or Representatives) any information with respect to, or take any other action to facilitate or in furtherance of any inquiries or the making of any proposal that constitutes, or could reasonably be expected to lead to, any Takeover Proposal; (iv) publicly propose or publicly announce an intention to take any of the foregoing actions; or (v) grant any (x) approval pursuant to any Takeover Statute to any Person (other than the Acquiror, the Company or their respective Affiliates) or with respect to any transaction (other than the Transactions) or (y) unless required by the applicable standard of conduct, waiver or release under any standstill or similar agreement of any third party with respect to equity securities of the Company or the Acquiror; provided, however, that notwithstanding the foregoing, the Company and the Acquiror (A) may inform Persons of the provisions contained in this Section 7.5, and (B) shall be permitted to grant a waiver of, or terminate, any standstill or similar agreement of any third party with respect to equity securities of the Company or the Acquiror, as applicable, in order to allow such third party to confidentially submit a Takeover Proposal.

(b) Each of the Company and the Acquiror shall as promptly as reasonably practicable (and in any event within twenty-four (24) hours after receipt) (i) notify the other party in writing of any request for information or any Takeover Proposal and the terms and conditions of such request, Takeover Proposal or inquiry (including the identity of the Person (or group of Persons) making such request, Takeover Proposal or inquiry) and (ii) provide to the other party copies of any written materials received by the Company or the Acquiror or their respective Affiliates or Representatives in connection with any of the foregoing, and the identity of the Person (or group of Persons) making any such request, Takeover Proposal or inquiry or with whom any discussions or negotiations are taking place. Each of the Company and the Acquiror agrees that it shall keep the other party informed on a reasonably current basis (and in any event within twenty-four (24) hours after receipt) of the status and the material terms and conditions (including amendments or proposed amendments) of any such request, Takeover Proposal or inquiry and keep the other party informed on a reasonably current basis of any information requested of or provided by the Company or the Acquiror and as to the status of all discussions or negotiations with respect to any such request, Takeover Proposal or inquiry.

7.6. Company Takeover Proposals.

(a) If on or after the date of this Agreement and at any time prior to the Company Stockholders Meeting: (i) the Company receives an unsolicited bona fide Takeover Proposal (under circumstances in which the Company has complied in all material respects with the provisions of Sections 7.5(a) and (b)) and (ii) the Company Board, including a majority of the Independent Directors of the Company Board, shall have determined in good faith, after consultation with its outside legal counsel and, with respect to financial matters, its financial advisor, that (x) failure to consider such Takeover Proposal would be a breach of the standard of conduct applicable to the Company Board and (y) such Takeover Proposal constitutes or is reasonably likely to result in a Company Superior Proposal, then, subject to compliance with this Section 7.6(a), the Company may engage in negotiations or discussions with such Person who has made the unsolicited bona fide Takeover Proposal and provide information in response to a request therefor by a Person who has made such Takeover Proposal if the Company (A) receives from such Person an executed confidentiality agreement with customary terms (but need not contain any standstill provisions) and (B) provides the Acquiror a copy of all such information that has not previously been delivered to the Acquiror simultaneously with delivery to such Person (or such Person’s Representatives or Affiliates). If on or after the date of this Agreement and at any time prior to the Company Stockholders Meeting, the Company Board, including a majority of the Independent Directors of the Company Board, shall have determined, after consultation with its outside legal counsel and after compliance with its obligations under this Section 7.6(a) and Section 7.6(b), that continued recommendation of the approval of the Company Matters to the Company’s stockholders would be a breach of the standard of conduct applicable to the Company Board as a result of a Company Superior Proposal, the Company may (A) withdraw or qualify (or modify or amend in a manner adverse to the Acquiror), or publicly propose to withdraw or qualify (or modify or amend in a manner adverse to the Acquiror), the approval, adoption, recommendation or declaration of advisability by the Company Board of the Company Matters, including the Company Recommendation, and/or (B) fail to include the Company Recommendation in the Joint Proxy Statement/

Prospectus (any action described in clause (A) and (B) referred to as a “Company Adverse Recommendation Change”).

(b) Upon any determination that a Takeover Proposal constitutes a Company Superior Proposal, the Company shall promptly provide (and in any event within twenty-four (24) hours of such determination) to the Acquiror a written notice (a “Notice of a Company Superior Proposal”) (i) advising the Acquiror that the Company Board has received a Company Superior Proposal, (ii) specifying in reasonable detail the material terms and conditions of such Company Superior Proposal and any amendment thereof, including the amount per share or other consideration that the stockholders of the Company will receive in connection with the Company Superior Proposal and including a copy of all written materials provided to or by the Company in connection with such Company Superior Proposal (unless previously provided to the Acquiror), and (iii) identifying the Person making such Company Superior Proposal. The Company shall cooperate and negotiate in good faith with the Acquiror (to the extent the Acquiror desires to negotiate) during the five (5) calendar day period following the Acquiror’s receipt of the Notice of a Company Superior Proposal (it being understood that any amendment to the financial terms or any other material term of such Company Superior Proposal shall require a new notice and a new two (2) calendar day period) to make such adjustments in the terms and conditions of this Agreement such that such Company Superior Proposal would cease to constitute a Company Superior Proposal and proceed with a Company Recommendation without a Company Adverse Recommendation Change. If thereafter the Company Board, including a majority of the Independent Directors of the Company Board, determines, in its reasonable good faith judgment after consultation with its outside legal counsel and, with respect to financial matters, its financial advisor and after giving effect to any proposed adjustments to the terms of this Agreement that such Company Superior Proposal remains a Company Superior Proposal and that the failure to make such Company Adverse Recommendation Change would be a breach of the standard of conduct applicable to the Company Board, and the Company has complied in all material respects with Section 7.6(a) above and this Section 7.6(b), the Company may effectuate a Company Adverse Recommendation Change and/or terminate this Agreement pursuant to Section 9.1(c)(iv).

(c) Other than as permitted by Section 7.6(a) or Section 7.6(d), neither the Company nor the Company Board shall make any Company Adverse Recommendation Change or terminate this Agreement pursuant to Section 9.1(c)(iv). Notwithstanding anything herein to the contrary, no Company Adverse Recommendation Change shall change the approval of the Company Matters or any other approval of the Company Board, including in any respect that would have the effect of causing any Takeover Statute or other similar statute to be applicable to the Transactions.

(d) Other than in connection with a Company Takeover Proposal, nothing in this Agreement shall prohibit or restrict the Company Board from effectuating a Company Adverse Recommendation Change in response to an Intervening Event (a “Company Intervening Event Recommendation Change”) if (A) prior to effecting any such Company Intervening Event Recommendation Change, the Company promptly notifies the Acquiror, in writing, at least five (5) Business Days (the “Company Intervening Event Notice Period”) before taking such action of its intent to consider such action (which notice shall not, by itself, constitute a Company Adverse Recommendation Change or a Company Intervening Event Recommendation Change), and which notice shall include a reasonably detailed description of the underlying facts giving rise to, and the reasons for taking, such action, (B) the Company shall, and shall cause its Representatives to, during the Company Intervening Event Notice Period, negotiate with the Acquiror in good faith (to the extent the Acquiror desires to negotiate) to make such adjustments in the terms and conditions of this Agreement that would not permit the Company Board to make a Company Intervening Event Recommendation Change, and (C) the Company Board, including a majority of the Independent Directors of the Company Board, determines, after consulting with its outside legal counsel and, with respect to financial matters, its financial advisor, that the failure to effect such a Company Intervening Event Recommendation Change, after taking into account any adjustments made by the Acquiror during the Company Intervening Event Notice Period, would be a breach of the standard of conduct applicable to the Company Board.

(e) Nothing contained in this Agreement shall be deemed to prohibit the Company from (i) complying with its disclosure obligations under applicable U.S. federal or state Law with regard to any Takeover Proposal or (ii) making any disclosure to the Company’s stockholders if, after consultation with its outside legal counsel, the Company determines that such disclosure would be required under applicable Law; provided, however, that any such disclosures (other than a “stop, look and listen” communication or similar communication of the type contemplated by Section 14d-9(f) under the Exchange Act) shall be deemed to be a Company Adverse Recommendation Change unless the Company Board expressly publicly reaffirms the Company Recommendation (A) in such communication or (B) within three (3) Business Days after being requested in writing to do so by the Acquiror.

7.7. Acquiror Takeover Proposals.

(a) If on or after the date of this Agreement and at any time prior to the Acquiror Stockholders Meeting: (i) the Acquiror receives an unsolicited bona fide Takeover Proposal (under circumstances in which the Acquiror has complied in all material respects with the provisions of Sections 7.5(a) and (b)) and (ii) the Acquiror Board, including a majority of the Independent Directors of the Acquiror Board, shall have determined in good faith, after consultation with its outside legal counsel and, with respect to financial matters, its financial advisor, that (x) failure to consider such Takeover Proposal would be a breach of the standard of conduct applicable to the Acquiror Board and (y) such Takeover Proposal constitutes or is reasonably likely to result in an Acquiror Superior Proposal, then, subject to compliance with this Section 7.7(a), the Acquiror may engage in negotiations or discussions with such Person who has made the unsolicited bona fide Takeover Proposal and provide information in response to a request therefor by a Person who has made such Takeover Proposal if the Acquiror (A) receives from such Person an executed confidentiality agreement with customary terms (but need not contain any standstill provisions) and (B) provides the Company a copy of all such information that has not previously been delivered to the Company simultaneously with delivery to such Person (or such Person’s Representatives or Affiliates). If on or after the date of this Agreement and at any time prior to the Acquiror Stockholders Meeting, the Acquiror Board, including a majority of the Independent Directors of the Acquiror Board, shall have determined, after consultation with its outside legal counsel and after compliance with its obligations under this Section 7.7(a) and Section 7.7(b), that continued recommendation of the approval of the Acquiror Matters to the Acquiror’s stockholders would be a breach of the standard of conduct applicable to the Acquiror Board as a result of an Acquiror Superior Proposal, the Acquiror may (A) withdraw or qualify (or modify or amend in a manner adverse to the Company), or publicly propose to withdraw or qualify (or modify or amend in a manner adverse to the Company), the approval, adoption, recommendation or declaration of advisability by the Acquiror Board of the Acquiror Matters, including the Acquiror Recommendation, and/or (B) fail to include the Acquiror Recommendation in the Joint Proxy Statement/Prospectus (any action described in clause (A) and (B) referred to as an “Acquiror Adverse Recommendation Change”).

(b) Upon any determination that a Takeover Proposal constitutes an Acquiror Superior Proposal, the Acquiror shall promptly provide (and in any event within twenty-four (24) hours of such determination) to the Company a written notice (a “Notice of an Acquiror Superior Proposal”) (i) advising the Company that the Acquiror Board has received an Acquiror Superior Proposal, (ii) specifying in reasonable detail the material terms and conditions of such Acquiror Superior Proposal and any amendment thereof, including the amount per share or other consideration that the stockholders of the Acquiror will receive in connection with the Acquiror Superior Proposal and including a copy of all written materials provided to or by the Acquiror in connection with such Acquiror Superior Proposal (unless previously provided to the Company), and (iii) identifying the Person making such Acquiror Superior Proposal. The Acquiror shall cooperate and negotiate in good faith with the Company (to the extent the Company desires to negotiate) during the five (5) calendar day period following the Company’s receipt of the Notice of an Acquiror Superior Proposal (it being understood that any amendment to the financial terms or any other material term of such Acquiror Superior Proposal shall require a new notice and a new two (2) calendar day period) to make such adjustments in the terms and conditions of this Agreement such that such Acquiror Superior Proposal would cease to constitute an Acquiror Superior Proposal and proceed with an Acquiror Recommendation without an Acquiror Adverse Recommendation Change. If thereafter the Acquiror Board, including a majority of the Independent Directors of the Acquiror Board, determines, in its reasonable good faith judgment after consultation with its outside legal counsel and, with respect to financial matters, its financial advisor and after giving effect to any proposed adjustments to the terms of this Agreement that such Acquiror Superior Proposal remains an Acquiror Superior Proposal and that the failure to make such Acquiror Adverse Recommendation Change would be a breach of the standard of conduct applicable to the Acquiror Board, and the Acquiror has complied in all material respects with Section 7.7(a) above and this Section 7.7(b), the Acquiror may effectuate an Acquiror Adverse Recommendation Change and/or terminate this Agreement pursuant to Section 9.1(d)(iv).

(c) Other than as permitted by Section 7.7(a) or Section 7.7(d), neither the Acquiror nor the Acquiror Board shall make any Acquiror Adverse Recommendation Change or terminate this Agreement pursuant to Section 9.1(d)(iv). Notwithstanding anything herein to the contrary, no Acquiror Adverse Recommendation Change shall change the approval of the Acquiror Matters or any other approval of the Acquiror Board, including in any respect that would have the effect of causing any Takeover Statute or other similar statute to be applicable to the Transactions.

(d) Other than in connection with an Acquiror Takeover Proposal, nothing in this Agreement shall prohibit or restrict the Acquiror Board from effectuating an Acquiror Adverse Recommendation Change in response to an Intervening Event (an “Acquiror Intervening Event Recommendation Change”) if (A) prior to effecting any such Acquiror Intervening Event Recommendation Change, the Acquiror promptly notifies the Company, in writing, at least five (5) Business Days (the “Acquiror Intervening Event Notice Period”) before taking such action of its intent to consider such action (which notice shall not, by itself, constitute an Acquiror Adverse Recommendation Change or an Acquiror Intervening Event Recommendation Change), and which notice shall include a reasonably detailed description of the underlying facts giving rise to, and the reasons for taking, such action, (B) the Acquiror shall, and shall cause its Representatives to, during the Acquiror Intervening Event Notice Period, negotiate with the Company in good faith (to the extent the Company desires to negotiate) to make such adjustments in the terms and conditions of this Agreement that would not permit the Acquiror Board to make an Acquiror Intervening Event Recommendation Change, and (C) the Acquiror Board, including a majority of the Independent Directors of the Acquiror Board, determines, after consulting with its outside legal counsel and, with respect to financial matters, its financial advisor, that the failure to effect such an Acquiror Intervening Event Recommendation Change after taking into account any adjustments made by the Company during the Acquiror Intervening Event Notice Period, would be a breach of the standard of conduct applicable to the Acquiror Board.

(e) Nothing contained in this Agreement shall be deemed to prohibit the Acquiror from (i) complying with its disclosure obligations under applicable U.S. federal or state Law with regard to any Takeover Proposal or (ii) making any disclosure to the Acquiror’s stockholders if, after consultation with its outside legal counsel, the Acquiror determines that such disclosure would be required under applicable Law; provided, however, that any such disclosures (other than a “stop, look and listen” communication or similar communication of the type contemplated by Section 14d-9(f) under the Exchange Act) shall be deemed to be an Acquiror Adverse Recommendation Change unless the Acquiror Board expressly publicly reaffirms the Acquiror Recommendation (A) in such communication or (B) within three (3) Business Days after being requested in writing to do so by the Company.

7.8. Access to Information.

(a) Upon reasonable notice, except as may otherwise be restricted by applicable Law, each of the Company and the Acquiror shall, and shall cause each of its Consolidated Subsidiaries to, afford to the directors, officers, accountants, counsel, advisors and other Representatives of the other party, reasonable access, during normal business hours during the period prior to the Effective Time, to its properties, books, Contracts, and records and, during such period, such party shall, and shall cause its Consolidated Subsidiaries to, make available (including via EDGAR) to the other party all other information concerning its business and properties as the other party may reasonably request; provided that the foregoing shall not require the Company or the Acquiror, as applicable, to afford access to or to disclose any information that in such party’s reasonable judgment would violate any confidentiality obligations to which such party is subject to if after using its reasonable best efforts with respect thereto, it was unable to obtain any required consent to provide such access or make such disclosure; provided, further, that either the Company or the Acquiror may restrict access to the extent required by any applicable Law or as may be necessary to preserve attorney-client privilege or any similar privilege or protection under any circumstances in which such privilege or protection may be jeopardized by such disclosure or access.

(b) No investigation by a party hereto or its Representatives shall affect or be deemed to modify the representations and warranties of the other parties set forth in this Agreement.

7.9. Publicity. The initial press release with respect to the Transactions shall be a joint press release reasonably acceptable to each of the Acquiror, the Company and the Acquiror Adviser. Thereafter, so long as this Agreement is in effect, the Acquiror, the Company and the Acquiror Adviser each shall consult with the others before issuing or causing the publication of any press release or other public announcement with respect to this Agreement, the Mergers or the Transactions, except as may be required by applicable Law or the rules and regulations of NASDAQ or NYSE or to the extent that such press release or other public announcement relates to any Company Adverse Recommendation Change or Acquiror Adverse Recommendation Change made in accordance with Sections 7.6 or 7.7, respectively, and, to the extent practicable, before such press release or other public announcement is issued or made, the Acquiror, the Company or the Acquiror Adviser, as applicable, shall have used commercially reasonable efforts to advise the other parties of, and consult with the other parties regarding, the text of such press release or other public announcement; provided, that the Acquiror, the Company or the Acquiror Adviser may make any public statement in response to specific questions by analysts, investors or those attending industry conferences or financial analyst conference calls, so long as any such statements are consistent with previous press releases, public disclosures or public statements made in compliance with this Section 7.9.

7.10. Takeover Statutes and Provisions. Neither the Acquiror nor the Company will take any action that would cause the Transactions to be subject to requirements imposed by any Takeover Statutes. Each of the Acquiror and the Company shall take all necessary steps within its control to exempt (or ensure the continued exemption of) those Transactions from, or if necessary challenge the validity or applicability of, any applicable Takeover Statute, as now or hereafter in effect.

7.11. Tax Matters.

(a) Tax Representation Letters. Prior to the Effective Time (or at such other times as requested by counsel), each of the Acquiror and the Company shall execute and deliver to Simpson Thacher & Bartlett LLP tax representation letters (which will be used in connection with the tax opinions contemplated by Sections 8.2(e) and 8.3(e)).

(b) RIC Status. During the period from the date of this Agreement to the Effective Time, except as expressly contemplated or permitted by this Agreement, (i) the Company shall not, and shall not permit any of its Consolidated Subsidiaries to, directly or indirectly, without the prior written consent of the Acquiror take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause the Company to fail to qualify as a RIC, and (ii) the Acquiror shall not, and shall not permit any of its Consolidated Subsidiaries to, directly or indirectly, without the prior written consent of the Company, take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause the Acquiror to fail to qualify as a RIC.

(c) Tax Treatment of Mergers. Unless otherwise required by applicable Law or administrative action, (i) each of the Company, the Acquiror and Merger Sub shall use its reasonable best efforts to cause the Mergers to qualify as a reorganization governed by Section 368(a) of the Code, including by not taking any action that such party knows is reasonably likely to prevent such qualification; and (ii) each of the Company, the Acquiror and Merger Sub shall report the Mergers for U.S. federal income Tax purposes as a reorganization governed by Section 368(a) of the Code.

(d) Tax Opinions. The Company shall use its reasonable best efforts to obtain the tax opinion described in Section 8.3(e), and the Acquiror shall use its reasonable best efforts to obtain the tax opinion described in Section 8.2(e).

7.12. Stockholder Litigation. The parties to this Agreement shall reasonably cooperate and consult with one another in connection with the defense and settlement of any Proceeding by the Company’s stockholders or the Acquiror’s stockholders against any of them or any of their respective directors, officers or Affiliates with respect to this Agreement or the Transactions. Each of the Company and the Acquiror (i) shall keep the other party reasonably informed of any material developments in connection with any such Proceeding brought by its stockholders and (ii) shall not settle any such Proceeding without the prior written consent of the other party (such consent not to be unreasonably delayed, conditioned or withheld).

7.13. Section 16 Matters. Prior to the Effective Time, each of the Company Board and the Acquiror Board shall take all such steps as may be required to cause any dispositions of Company Common Stock or acquisitions of Acquiror Common Stock resulting from the Transactions by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company or will become subject to such reporting requirements with respect to the Acquiror, in each case, to be exempt pursuant to Rule 16b-3.

7.14. No Other Representations or Warranties. The parties hereto acknowledge and agree that except for the representations and warranties of the Company in Article III, the representations and warranties of the Acquiror in Article IV and the representations and warranties of the Acquiror Adviser in Article V, none of the Acquiror Adviser, the Company, the Acquiror or any of the Company’s or the Acquiror’s respective Consolidated Subsidiaries or any other Person acting on behalf of the foregoing makes or has relied on any representation or warranty, express or implied.

7.15. Merger of Surviving Company. Immediately after the occurrence of the Effective Time, in accordance with the MGCL, the Surviving Company and the Acquiror shall consummate the Second Merger.

7.16. Coordination of Dividends. The Acquiror and the Company shall coordinate with each other in designating the record and payment dates for any periodic dividends or distributions to their stockholders declared in accordance with this Agreement in any calendar quarter (in respect of any periodic dividends or distributions declared by the Acquiror) or calendar month (in respect of any periodic dividends or distributions declared by the Company) in which the Closing Date might reasonably be expected to occur, and neither the Acquiror nor the Company shall authorize or declare any dividend or distribution to its stockholders after the Determination Date at any time on or before the Closing Date; provided, however, that the foregoing shall not prohibit the Acquiror or the Company from authorizing, declaring or paying any dividend or distribution to its stockholders solely payable in cash in accordance with this Agreement to the extent such dividend or distribution is taken into account in determining the Closing Company Net Asset Value and/or the Closing Acquiror Net Asset Value, as applicable, including a Tax Dividend. Prior to the Closing Date, if the aggregate amount of all (a) dividends paid by the Company on or prior to the date of this Agreement plus (b) all monthly dividends after the date of this Agreement is less than the amount that should be paid as a dividend to distribute to the Company’s stockholders the amounts set forth in (i) through (iv) of the definition of “Tax Dividend” or otherwise is necessary for the Company to maintain its qualification as a RIC and avoid the imposition of any income or excise tax as reasonably determined by the Company, the Company shall declare a Tax Dividend. The Acquiror and the Company shall negotiate in good faith to adjust the Exchange Ratio to account for any Tax Dividends not otherwise reflected in the Closing Company Net Asset Value pursuant to the terms of Section 2.4(b).

7.17. Company Stockholders Payment.

(a) In consideration of the consummation of the Transactions, the Acquiror Adviser or one of its Affiliates shall pay or cause to be paid (other than by the Acquiror or the Company), to the holder of each share of Company Common Stock that is issued and outstanding as of the immediately prior to the Effective Time (such shares, together, the “Eligible Company Common Stock”), an amount in cash equal to $0.25 per share of Eligible Company Common Stock held by such holder (the “Company Stockholders Payment”).

(b) Prior to the Closing, the Acquiror Adviser shall appoint a nationally recognized financial institution reasonably acceptable to the Company (the “Payment Agent”) to act as payment agent, pursuant to a payment agent agreement to be entered into between the Acquiror Adviser and the Payment Agent, to make the aggregate Company Stockholders Payment. At or prior to the Closing, the Acquiror Adviser shall deposit, or shall cause one of its Affiliates to deposit, with the Payment Agent the aggregate Company Stockholders Payment (such cash deposit, plus any interest or other income earned thereon, the “Payment Fund”). The Payment Fund shall not be used for any purpose other than to fund payments pursuant to this Section 7.17.

(c) Promptly following the Closing, the Acquiror Adviser shall instruct the Payment Agent to promptly deliver to each holder of record of Eligible Company Common Stock the Company Stockholders Payment for each such share of Eligible Company Common Stock held of record by such holder (subject to deduction for any withholding Tax). The Payment Agent may condition such payment upon receipt of such information from such holder as is required by applicable Law or the Payment Agent’s internal processes. No interest will be paid or accrued for the benefit of holders of record of Eligible Company Common Stock on their respective Company Stockholders Payment.

(d) Holders of record of Eligible Company Common Stock, in their capacities as such, shall have no rights under this Agreement other than the right to receive their respective Company Stockholders Payment pursuant to this Section 7.17. No other holders of shares, other securities or voting power of the Acquiror or the Company, in their capacities as such, shall have any rights to receive any Company Stockholders Payment or other payments pursuant to this Section 7.17.

7.18. NASDAQ Listing. The Acquiror shall use reasonable best efforts to cause the shares of Acquiror Common Stock to be issued as Merger Consideration under this Agreement to be approved for listing on NASDAQ, subject to official notice of issuance, at or prior to the Effective Time.

7.19. Repayment of Indebtedness. Prior to the Effective Time, the Acquiror shall arrange for the repayment or prepayment of any amounts outstanding under the Company Credit Agreement as of the Effective Time, including by preparing and submitting, prior to the Effective Time and on or before the dates and times specified in the Company Credit Agreement, customary notices in respect of any such repayment or prepayment, with such repayment or prepayment to be made by the Acquiror immediately following the Effective Time; provided that, such repayment or prepayment shall be subject to the conditions set forth in the Acquiror Credit Agreement. Prior to the Effective Time, the Company shall provide such cooperation in connection with such repayment or prepayment, and the arrangement therefor, as may be requested by the Acquiror.

7.20. Acquiror Stockholders Distribution. Within thirty (30) days following the AFT Merger Closing or the AFT Merger Termination, as applicable, subject to applicable Law and the occurrence of the Closing, the Acquiror shall distribute to the holder of each share of Acquiror Common Stock as of a record date to be determined by the Acquiror Board an amount in cash equal to $0.20 per share of Acquiror Common Stock held by such holder.

ARTICLE VIII

CONDITIONS PRECEDENT

8.1. Conditions to Each Party’s Obligations to Effect the Merger. The respective obligations of the parties to effect the Merger shall be subject to the satisfaction or, other than with respect to Section 8.1(a), which shall not be waived by any party hereto, waiver, at or prior to the Effective Time, of the following conditions:

(a) Stockholder Approvals. (i) The Company Matters shall have been approved by the Company Requisite Vote, and (ii) the Acquiror Matters shall have been approved by the Acquiror Requisite Vote.

(b) Registration Statement. The Registration Statement shall have become effective under the Securities Act and applicable state Law, and no stop Order suspending the effectiveness of the Registration Statement shall have been issued and no Proceedings for that purpose shall have been initiated by the SEC.

(c) No Injunctions or Restraints; Illegality. No Order issued by any court or agency of competent jurisdiction or other Law preventing, enjoining, restraining or making illegal the consummation of the Mergers or any of the other Transactions shall be in effect.

(d) Regulatory and Other Approvals. All Regulatory Approvals required by applicable Law to consummate the Transactions shall have been obtained and shall remain in full force and effect and all statutory waiting periods required by applicable Law in respect thereof shall have expired (including expiration of the applicable waiting period under the HSR Act).

(e) No Litigation. There shall be no Proceeding by any Governmental Entity of competent jurisdiction pending that challenges the Mergers or any of the other Transactions or that otherwise seeks to prevent, enjoin, restrain or make illegal the consummation of the Mergers or any of the other Transactions.

(f) Net Asset Value Determinations. The determination of both the Closing Acquiror Net Asset Value and the Closing Company Net Asset Value shall have been completed in accordance with Section 2.4.

(g) NASDAQ Listing. The shares of Acquiror Common Stock to be issued under this Agreement in connection with the Merger shall have been authorized for listing on NASDAQ, subject to official notice of issuance.

8.2. Conditions to Obligations of the Acquiror and Merger Sub to Effect the Merger. The obligations of the Acquiror and Merger Sub to effect the Merger are also subject to the satisfaction or waiver by the Acquiror, at or prior to the Effective Time, of the following conditions:

(a) Representations and Warranties of the Company. (i) The representations and warranties of the Company set forth in Section 3.2(a) shall be true and correct in all respects (other than de minimis inaccuracies) as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (ii) the representations and warranties of the Company set forth in Section 3.8(ii) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (iii) the representations and warranties of the Company set forth in Sections 3.3(a), 3.3(b)(i), 3.7 and 3.20 shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); and (iv) the representations and warranties of the Company set forth in this Agreement (other than those set forth in the foregoing clauses (i), (ii) and (iii)), disregarding all qualifications and exceptions contained therein relating to the materiality or Material Adverse Effect or any similar qualification, shall be true and correct on and as of the date of this Agreement and on and as of the

Closing Date as though such representations and warranties were made on and as of such date and time (except to the extent that any such representation and warranty speaks only as to a specified date, in which case such representation and warranty shall be true and correct as of such specified date), except where the circumstances causing the failure of such representations or warranties to be true and correct have not had and would not reasonably be expect to have, individually or in the aggregate, a Material Adverse Effect with respect to the Company.

(b) Performance of Obligations of the Company. The Company shall have performed in all material respects its obligations required to be performed by it under this Agreement at or prior to the Effective Time.

(c) Absence of Company Material Adverse Effect. Since the date of this Agreement there shall not have occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a Material Adverse Effect in respect of the Company.

(d) Receipt of Company Certificate. The Acquiror shall have received a certificate signed on behalf of the Company by the President or the Chief Financial Officer of the Company to the effect that the conditions set forth in Sections 8.2(a), (b), and (c) have been satisfied.

(e) Federal Tax Opinion. The Acquiror shall have received the opinion of its counsel, Simpson Thacher & Bartlett LLP, dated as of the Closing Date, substantially to the effect that, on the basis of facts, representations and assumptions that are consistent with the state of facts existing at the Closing Date, the Mergers will be treated as a reorganization within the meaning of Section 368(a) of the Code. In rendering such opinion, counsel may require and rely upon representations contained in certificates of officers of the Acquiror and the Company delivered pursuant to Section 7.11(a).

8.3. Conditions to Obligations of the Company to Effect the Merger. The obligation of the Company to effect the Merger is also subject to the satisfaction or waiver by the Company, at or prior to the Effective Time, of the following conditions:

(a) Representations and Warranties of the Acquiror, Merger Sub and the Acquiror Adviser. (i) The representations and warranties of the Acquiror set forth in Section 4.2(a) shall be true and correct in all respects (other than de minimis inaccuracies) as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (ii) the representations and warranties of the Acquiror and Merger Sub set forth in Section 4.8(ii) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (iii) the representations and warranties of the Acquiror and Merger Sub set forth in Sections 4.3(a), 4.3(b)(i) and 4.7 and the representations and warranties of the Acquiror Adviser set forth in Sections 5.2(a) and 5.2(b)(i) shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); and (iv) the representations and warranties of the Acquiror, Merger Sub and the Acquiror Adviser set forth in this Agreement (other than those set forth in the foregoing clauses (i), (ii) and (iii)), disregarding all qualifications and exceptions contained therein relating to the materiality or Material Adverse Effect or any similar qualification, shall be true and correct on and as of the date of this Agreement and on and as of the Closing Date as though such representations and warranties were made on and as of such date and time (except to the extent that any such representation and warranty speaks only as to a specified date, in which case such representation and warranty shall be true and correct as of such specified date), except where the circumstances causing the failure of such representations or warranties to be true and correct have not had and would not reasonably be expect to have, individually or in the aggregate, a Material Adverse Effect with respect to the Acquiror, Merger Sub or the Acquiror Adviser, as applicable.

(b) Performance of Obligations of the Acquiror, Merger Sub and the Acquiror Adviser. The Acquiror, Merger Sub and the Acquiror Adviser shall have performed in all material respects their obligations required to be performed by them under this Agreement at or prior to the Effective Time.

(c) Absence of Acquiror or Acquiror Adviser Material Adverse Effect. Since the date of this Agreement there shall not have occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a Material Adverse Effect in respect of the Acquiror or the Acquiror Adviser.

(d) Receipt of Acquiror Certificate. The Company shall have received a certificate signed on behalf of the Acquiror and Merger Sub by the Chief Executive Officer or the Chief Financial Officer of the Acquiror to the effect that the conditions set forth in Sections 8.3(a), (b) and (c) have been satisfied.

(e) Federal Tax Opinion. The Company shall have received the opinion of its counsel, Simpson Thacher & Bartlett LLP, dated as of the Closing Date, substantially to the effect that, on the basis of facts, representations and assumptions that are consistent with the state of facts existing at the Closing Date, the Mergers will be treated as a reorganization within the meaning of Section 368(a) of the Code. In rendering such opinion, counsel may require and rely upon representations contained in certificates of officers of the Acquiror and the Company delivered pursuant to Section 7.11(a).

8.4. Frustration of Closing Conditions. None of the Acquiror, Merger Sub or the Company may rely on the failure of any condition set forth in this Article VIII to be satisfied to excuse performance by such party of its obligations under this Agreement if such failure was caused by such party’s failure to act in good faith or to use its commercially reasonable efforts to consummate the Merger and the other Transactions.

ARTICLE IX

TERMINATION AND AMENDMENT

9.1. Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of the Company Matters by the stockholders of the Company or the Acquiror Matters by the stockholders of the Acquiror:

(a) by mutual consent of the Company and the Acquiror in a written instrument authorized by each of the Company Board, including a majority of the Independent Directors of the Company, and the Acquiror Board, including a majority of the Independent Directors of the Acquiror;

(b) by either the Company or the Acquiror, if:

(i) any Governmental Entity that must grant a Regulatory Approval has denied approval of the Transactions (including the Mergers) and such denial has become final and nonappealable, or any Governmental Entity of competent jurisdiction shall have issued a final and nonappealable Order, or promulgated any other Law permanently enjoining or otherwise prohibiting or making illegal the consummation of the Transactions;

(ii) the Merger shall not have been consummated on or before November 7, 2024 (the “Outside Date”); provided that the right to terminate this Agreement pursuant to this Section 9.1(b)(ii) shall not be available to any party whose failure to fulfill in any material respect any of its obligations under this Agreement has been the cause of, or resulted in, the event giving rise to the failure to close prior to the Outside Date;

(iii) the stockholders of the Company shall have failed to approve the Company Matters by the Company Requisite Vote of the Company’s stockholders at a duly held meeting of the Company’s stockholders or at any adjournment or postponement thereof at which the Company Matters have been voted upon; or

(iv) the stockholders of the Acquiror shall have failed to approve the Acquiror Matters by the Acquiror Requisite Vote of the Acquiror’s stockholders at a duly held meeting of the Acquiror’s stockholders or at any adjournment or postponement thereof at which the Acquiror Matters have been voted upon;

provided, however, that the right to terminate this Agreement pursuant to this Section 9.1(b) shall not be available to any party that has breached in any material respect its obligations under this Agreement in any manner that has been the principal cause of or resulted in the failure to consummate the Transactions;

(c) by the Company, if:

(i) there shall have been a breach of any of the covenants or agreements or any of the representations or warranties set forth in this Agreement on the part of the Acquiror, Merger Sub or the Acquiror Adviser, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the failure of the conditions set forth in Sections 8.3(a), (b) or (c), and such breach is not curable prior to the Outside Date or if curable prior to the Outside Date, has not been cured within thirty (30) days after the giving of notice thereof by the Company to the Acquiror (provided that the Company is not then in material breach of this Agreement so as to cause any of the conditions set forth in Sections 8.1, 8.2(a), 8.2(b) or 8.2(c) not to be satisfied);

(ii) prior to obtaining approval of the Acquiror Matters by the stockholders of the Acquiror (A) an Acquiror Adverse Recommendation Change shall have occurred, (B) a Takeover Proposal is publicly announced and the Acquiror fails to issue, within ten (10) Business Days after such Takeover Proposal is announced, a press release that reaffirms the Acquiror Recommendation or (C) a tender or exchange offer relating to any shares of Acquiror Common Stock shall have been commenced by a third party and the Acquiror shall not have sent to its stockholders, within ten (10) Business Days after the commencement of such tender or exchange offer, a statement disclosing that the Acquiror Board recommends rejection of such tender or exchange offer;

(iii) the Acquiror breaches, in any material respect, its obligations under Section 7.5 or Section 7.7; or

(iv) at any time prior to the time the approval of the Company’s stockholders with respect to the Company Matters is obtained, (A) the Company is not in material breach of any of the terms of this Agreement, (B) the Company Board, including a majority of the Independent Directors of the Company, authorizes the Company, subject to complying with the terms of this Agreement (including Section 7.6(b)), to enter into, and the Company enters into, a definitive Contract with respect to a Company Superior Proposal and (C) the third party that made such Company Superior Proposal, substantially concurrently with such termination, pays to the Acquiror in immediately available funds any fees required to be paid pursuant to Section 9.2(a);

(d) by the Acquiror, if:

(i) there shall have been a breach of any of the covenants or agreements or any of the representations or warranties set forth in this Agreement on the part of the Company, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the failure of the conditions set forth in Sections 8.2(a), (b) or (c), and such breach is not curable prior to the Outside Date or if curable prior to the Outside Date, has not been cured within thirty (30) days after the giving of notice thereof by the Acquiror to the Company (provided that the Acquiror, Merger Sub or the Acquiror Adviser is not then in material breach of this Agreement so as to cause any of the conditions set forth in Sections 8.1, 8.3(a), 8.3(b) or 8.3(c) not to be satisfied);

(ii) prior to obtaining approval of the Company Matters by the stockholders of the Company (A) a Company Adverse Recommendation Change shall have occurred, (B) a Takeover Proposal is publicly announced and the Company fails to issue, within ten (10) Business Days after such Takeover Proposal is announced, a press release that reaffirms the Company Recommendation or (C) a tender or exchange offer relating to any shares of Company Common Stock shall have been commenced by a third party and the Company shall not have sent to its stockholders, within ten (10) Business Days after the commencement of such tender or exchange offer, a statement disclosing that the Company Board recommends rejection of such tender or exchange offer;

(iii) the Company breaches, in any material respect, its obligations under Section 7.5 or Section 7.6; or

(iv) at any time prior to the time the approval of the Acquiror’s stockholders with respect to the Acquiror Matters is obtained, (A) the Acquiror is not in material breach of any of the terms of this Agreement, (B) the Acquiror Board, including a majority of the Independent Directors of the Acquiror, authorizes the Acquiror, subject to complying with the terms of this Agreement (including Section 7.7(b)), to enter into, and the Acquiror enters into, a definitive Contract with respect to an Acquiror Superior Proposal and (C) the third party that made such Acquiror Superior Proposal, substantially concurrently with such termination, pays to the Company in immediately available funds any fees required to be paid pursuant to Section 9.2(b).

The party desiring to terminate this Agreement pursuant to Section 9.1 shall give written notice of such termination to the other party in accordance with Section 11.2, specifying the provision or provisions hereof pursuant to which such termination is effected.

9.2. Termination Fee.

(a) If this Agreement shall be terminated:

(i) by the Company pursuant to Section 9.1(c)(iv), then, substantially concurrently with, and as a condition to such termination, the Company shall cause the third party that made the applicable Company Superior Proposal (or its designee) to pay the Acquiror, subject to applicable Law and Section 9.2(c), a non-refundable fee in an amount equal to $6,348,267.00, which is equal to 3.0% of the net asset value of the Company as of September 30, 2023 (the “Company Termination Fee”); or

(ii) (A) by (x) the Acquiror or the Company pursuant to Sections 9.1(b)(ii) or 9.1(b)(iii) or (y) the Acquiror pursuant to Section 9.1(d)(i) (solely to the extent that the Company has committed a willful or intentional breach), (B) a Takeover Proposal has been publicly disclosed after the date of this Agreement and, prior to the date of such termination, has not been withdrawn (1) with respect to any termination pursuant to Sections 9.1(b)(ii) or 9.1(d)(i), prior to the date of such termination and (2) with respect to any termination pursuant to Section 9.1(b)(iii), prior to the time of the duly held Company Stockholders Meeting, and (C) the Company enters into a definitive Contract with respect to such Takeover Proposal within twelve (12) months after such termination, and such Takeover Proposal is subsequently consummated (regardless of whether such consummation happens prior to or following such twelve (12)-month period), then, within two (2) Business Days after the date that such Takeover Proposal is consummated, the Company shall cause the third party that made such Takeover Proposal (or its designee) to pay the Acquiror, subject to applicable Law and Section 9.2(c), the Company Termination Fee; provided, that for purposes of this Section 9.2(a)(ii), the term “Takeover Proposal” will have the meaning assigned to such term in Article X, except that references to “25%” will be deemed to be references to “50%.”

The Company Termination Fee shall be paid by wire transfer of immediately available funds to the Acquiror or, at the election of the Acquiror, to one of its Consolidated Subsidiaries, to an account designated in writing to the Company by the Acquiror if the Acquiror shall have furnished to the Company wire payment instructions prior to the date of payment or, otherwise, by certified or official bank check.

(b) If this Agreement shall be terminated:

(i) by the Acquiror pursuant to Section 9.1(d)(iv), then, substantially concurrently with, and as a condition to such termination, the Acquiror shall cause the third party that made the applicable

Acquiror Superior Proposal (or its designee) to pay the Company, subject to applicable Law and Section 9.2(c), a non-refundable fee in an amount equal to $29,905,339.00, which is equal to 3.0% of the net asset value of the Acquiror as of September 30, 2023 (the “Acquiror Termination Fee”); or

(ii) (A) by (x) the Acquiror or the Company pursuant to Sections 9.1(b)(ii) or 9.1(b)(iv) or (y) the Company pursuant to Section 9.1(c)(i) (solely to the extent that the Acquiror has committed a willful or intentional breach), (B) a Takeover Proposal has been publicly disclosed after the date of this Agreement and, prior to the date of such termination, has not been withdrawn (1) with respect to any termination pursuant to Sections 9.1(b)(ii) or 9.1(c)(i), prior to the date of such termination and (2) with respect to any termination pursuant to Section 9.1(b)(iv), prior to the time of the duly held Acquiror Stockholders Meeting, and (C) the Acquiror enters into a definitive Contract with respect to such Takeover Proposal within twelve (12) months after such termination, and such Takeover Proposal is subsequently consummated (regardless of whether such consummation happens prior to or following such twelve (12)-month period), then, within two (2) Business Days after the date that such Takeover Proposal is consummated, the Acquiror shall cause the third party that made such Takeover Proposal (or its designee) to pay the Company, subject to applicable Law and Section 9.2(c), the Acquiror Termination Fee; provided, that for purposes of this Section 9.2(b)(ii), the term “Takeover Proposal” will have the meaning assigned to such term in Article X, except that references to “25%” will be deemed to be references to “50%.”

The Acquiror Termination Fee shall be paid by wire transfer of immediately available funds to the Company or, at the election of the Company, to one of its Consolidated Subsidiaries, to an account designated in writing to the Acquiror by the Company if the Company shall have furnished to the Acquiror wire payment instructions prior to the date of payment or, otherwise, by certified or official bank check.

(c) Notwithstanding anything to the contrary in this Agreement, the Company Termination Fee or the Acquiror Termination Fee, as applicable, shall not be due and payable pursuant to this Section 9.2 if the SEC informs the Company or the Acquiror that the payment of such Company Termination Fee or Acquiror Termination Fee is prohibited under applicable Law, and the Company (in the case of an Acquiror Termination Fee) or the Acquiror (in the case of a Company Termination Fee) is unable to obtain appropriate relief from the SEC to permit the payment of such Company Termination Fee or Acquiror Termination Fee.

(d) Each of the parties hereto acknowledges that the agreements contained in this Section 9.2 are an integral part of the transactions contemplated hereby, and without these agreements, the parties would not enter into this Agreement.

9.3. Effect of Termination. In the event of termination of this Agreement by either the Company or the Acquiror as provided in Section 9.1, this Agreement shall forthwith become void and have no effect, and none of the Acquiror Adviser, the Acquiror, Merger Sub, the Company, any of their respective Affiliates or Consolidated Subsidiaries or any of the officers or directors of any of them shall have any liability of any nature whatsoever under this Agreement, or in connection with the Transactions, except that Section 7.8(b), Article IX and Article XI (including, in each case, any applicable definitions) shall survive any termination of this Agreement; provided, however, that, except as otherwise provided in Sections 9.2(a) and 9.2(b), nothing herein shall relieve any party from any liabilities for damages incurred or suffered by another party arising out of the willful or intentional breach by such party of any provision of this Agreement or a failure or refusal by such party to consummate this Agreement and the Transactions when such party was obligated to do so in accordance with the terms hereof.

9.4. Fees and Expenses. Notwithstanding the provisions of Section 9.2, all fees and expenses incurred in connection with this Agreement and the Transactions (including the Mergers) shall be paid by the party incurring such fees or expenses, whether or not the Transactions (including the Mergers) are consummated; provided, however, that notwithstanding the foregoing, the following fees and expenses shall be borne proportionately by the Acquiror and the Company by reference to their respective net asset values as of September 30, 2023: (i) all costs and expenses of printing and mailing the Joint Proxy Statement/Prospectus that are related to the Agreement and the Transactions, (ii) all filing and other fees paid to the SEC in connection with the Mergers, and (iii) fees and expenses for legal services to the Company, the Acquiror and Merger Sub in connection with the Agreement and the Transactions (excluding fees for legal services of independent counsel to the Acquiror Special Committee and the Company Special Committee).

9.5. Amendment. This Agreement may be amended by the parties, by action taken or authorized by their respective boards of directors, at any time before or after approval of the Acquiror Matters by the stockholders of the Acquiror or the Company Matters by the stockholders of the Company; provided, however, that after any approval of the Acquiror Matters by the stockholders of the Acquiror or the Company Matters by the stockholders of the Company, there may not be, without further approval of the applicable party’s stockholders, any amendment of this Agreement that requires such further approval under applicable Law. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

9.6. Extension; Waiver. At any time prior to the Effective Time, each party, by action taken or authorized by the Company Board, including the Company Special Committee, or the Acquiror Board, including the Acquiror Special Committee, or the Board of Directors of Merger Sub, as applicable, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties of the other parties contained in this Agreement or (c) waive compliance by the other parties with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other non-compliance.

ARTICLE X

CERTAIN DEFINITIONS

“Acquiror Credit Agreement” means that certain Amended and Restated Senior Secured Revolving Credit Agreement, dated as of April 19, 2023, by and among the Acquiror, JPMorgan Chase Bank, N.A., Truist Bank, Bank of Montreal, MUFG Bank, Ltd., Truist Securities, Inc., BMO Capital Markets Corp. and the lenders party thereto.

“Acquiror Disclosure Schedule” means that certain disclosure schedule of the Acquiror attached hereto.

“Acquiror Matters” means (i) the approval of the proposed issuance of Acquiror Common Stock in connection with the Merger and (ii) any other matters required to be approved or adopted by the stockholders of the Acquiror in order to effect the Transactions.

“Acquiror Per Share NAV” means the quotient of (i) the Closing Acquiror Net Asset Value divided by (ii) the number of shares of Acquiror Common Stock issued and outstanding as of the Determination Date.

“Acquiror Superior Proposal” means a bona fide written Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, the Acquiror or any of its Consolidated Subsidiaries or by any of their respective Affiliates or Representatives in violation of this Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of the Acquiror or more than 75% of the assets of the Acquiror on a consolidated basis (a) on terms which the Acquiror Board determines in good faith to be superior for the stockholders of the Acquiror (in their capacity as stockholders), taken as a group, from a financial point of view as compared to the Merger (after giving effect to any alternative proposed by the Company in accordance with Section 7.7), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms and (c) in respect of which any required financing has been determined in good faith by the Acquiror Board (upon the recommendation of the Acquiror Special Committee) to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.

“Affiliate” of a Person means any other Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the first Person (it being understood that no portfolio company in which any Person has, directly or indirectly, made a debt or equity investment that is, would or should be reflected in the schedule of investments included in the quarterly or annual reports of such Person that are filed with the SEC shall be an Affiliate of such Person). The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlled” has a meaning correlative thereto.

“AFT Merger Agreement” means that certain Agreement and Plan of Merger, dated as of November 7, 2023, by and between Apollo Senior Floating Rate Fund Inc., the Acquiror, the Acquiror Adviser and AFT Merger Sub, Inc.

“AFT Merger Closing” means the consummation of the transactions contemplated by the AFT Merger Agreement.

“AFT Merger Termination” means the termination of the AFT Merger Agreement pursuant to the terms thereof.

“Business Day” means any day other than a Saturday or Sunday or a day on which banks are required or authorized to close in the City of New York, New York.

“Company Administration Agreements” means (i) the administrative services and expense reimbursement agreement between the Company and the Company Adviser, (ii) the accounting and administrative services agreement between the Company and U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services, (iii) the custodial services agreement between the Company and U.S. Bank National Association and (iv) the transfer agent agreement between the Company and American Stock Transfer & Trust Company, LLC, each in effect as of the date of this Agreement.

“Company Adviser” means Apollo Credit Management, LLC, a Delaware limited liability company.

“Company Advisory Agreement” means the investment advisory and management agreement between the Company and the Company Adviser in effect as of the date of this Agreement.

“Company Credit Agreement” means that certain Second Amended and Restated Loan and Security Agreement, dated as of April 22, 2021, by and between the Company and Sumitomo Mitsui Banking Corporation (as amended from time to time).

“Company Disclosure Schedule” means that certain disclosure schedule of the Company attached hereto.

“Company Matters” means (i) the approval of the Merger and (ii) any other matters required to be approved or adopted by the stockholders of the Company in order to effect the Transactions.

“Company Per Share NAV” means the quotient of (i) the Closing Company Net Asset Value divided by (ii) the number of shares of Company Common Stock issued and outstanding as of the Determination Date (excluding any Cancelled Shares).

“Company Superior Proposal” means a bona fide written Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, the Company or any of its Consolidated Subsidiaries or by any of their respective Affiliates or Representatives in violation of this Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of the Company or more than 75% of the assets of the Company on a consolidated basis (a) on terms which the Company Board determines in good faith to be superior for the stockholders of the Company (in their capacity as stockholders), taken as a group, from a financial point of view as compared to the Merger (after giving effect to any alternative proposed by the Acquiror in accordance with Section 7.6), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms and (c) in respect of which any required financing has been determined in good faith by the Company Board (upon the recommendation of the Company Special Committee) to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.

“Company Trademark Agreement” means the trademark license agreement between the Company and Apollo Global Management, LLC, a Delaware limited liability company, in effect as of the date of this Agreement.

“Consolidated Subsidiary”, when used with respect to any Person, means any corporation, partnership, limited liability company or other Person, whether incorporated or unincorporated, that is consolidated with such Person for financial reporting purposes under GAAP.

“Contract” means any agreement, contract, lease, mortgage, evidence of indebtedness, indenture, license or instrument, whether oral or written, and shall include each amendment, supplement and modification to the foregoing, to which a Person or any of its Consolidated Subsidiaries is a party or by which any of them may be bound.

“EDGAR” means the SEC’s Electronic Data Gathering Analysis and Retrieval System.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder.

“Exchange Ratio” means the quotient (rounded to four decimal places) of (i) the Company Per Share NAV divided by (ii) the Acquiror Per Share NAV.

“Governmental Entity” means any federal, state, local or foreign government or other governmental body, any agency, commission or authority thereof, any regulatory or administrative authority, any quasi-governmental body, any self-regulatory agency, any court, tribunal or judicial body, or any political subdivision, department or branch of any of the foregoing.

“Indebtedness” shall mean (a) any indebtedness or other obligation for borrowed money, (b) any indebtedness evidenced by a note, bond, debenture or similar instrument, (c) any liabilities or obligations with respect to interest rate swaps, collars, caps and similar hedging obligations, (d) any capitalized lease obligations, (e) any direct or contingent obligations under letters of credit, bankers’ acceptances, bank guarantees, surety bonds and similar instruments, each to the extent drawn upon and unpaid, (f) any obligation to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business) and (g) guarantees in respect of clauses (a) through (f), in each case excluding obligations to fund commitments to portfolio companies or companies entered into in the ordinary course of business.

“Independent Director” means, with respect to the Acquiror or the Company, each director who is not an “interested person” of the Acquiror or the Company, as the case may be, as defined in the Investment Company Act.

“Intervening Event” means any event, change or development first occurring or arising after the date hereof that is material to the Acquiror and its Consolidated Subsidiaries, taken as a whole, or the Company and its Consolidated Subsidiaries, taken as whole, that was not known to, or reasonably foreseeable by, the party’s board of directors, as of or prior to the date hereof (or if known or reasonably foreseeable, the material consequences of which were not known or reasonably foreseeable as of the date hereof) and did not result from or arise out of the announcement or pendency of, or any actions required to be taken by such party (or to be refrained from being taken by such party) pursuant to this Agreement; provided, however, that in no event shall the following events, changes or developments constitute an Intervening Event: (a) the receipt, existence, or terms of a Takeover Proposal or any matter relating thereto or consequence thereof or any inquiry, proposal, offer, or transaction from any third party relating to or in connection with a transaction of the nature described in the definition of “Takeover Proposal” (which, for the purposes of the Intervening Event definition, shall be read without reference to the percentage thresholds set forth in the definition thereof); (b) any change in the price, or change in trading volume, of the Acquiror Common Stock (provided, however, that this clause (b) shall not apply to the underlying causes giving rise to or contributing to such change or prevent any of such underlying causes from being taken into account in determining whether an Intervening Event has occurred unless such underlying causes are otherwise excluded from the definition of Intervening Event); or (c) any changes in general economic or political conditions, except to the extent that such changes have a materially disproportionate adverse impact on the Acquiror and its Consolidated Subsidiaries, taken as a whole, or the Company and its Consolidated Subsidiaries, taken as a whole, relative to other participants of similar sizes engaged in the industries in which, as applicable, the Acquiror or the Company conducts its businesses.

“Investment Advisers Act” means the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder.

“knowledge” means for each of the Acquiror, the Company and the Acquiror Adviser, the actual knowledge of their respective executive officers, directors, general partners and managing members, as applicable, as of the date of this Agreement.

“Law” means any federal, state, local or foreign law (including the common law), statute, code, ordinance, rule, regulation, judgment, Order, writ, decree or injunction or any Permit or similar right granted by any Governmental Entity.

“Liens” means all security interests, liens, claims, pledges, easements, mortgages, rights of first offer or refusal or other encumbrances.

“Material Adverse Effect” means, with respect to the Acquiror, the Company or the Acquiror Adviser, as the case may be, any event, development, change, effect or occurrence (each, an “Effect”) that is, or would reasonably be expected to be, individually or in the aggregate, materially adverse to (i) the business, operations, condition (financial or otherwise) or results of operations of such party and its Consolidated Subsidiaries, taken as a whole, other than (A) any Effect resulting from or attributable to (1) changes in general economic, social or political conditions or the financial markets in general, including the commencement or escalation of a war, armed hostilities or other material international or national calamity or acts of terrorism or earthquakes, hurricanes, other natural disasters or acts of God, the coronavirus (COVID-19) or any other pandemic (including the impact on economies generally and the results of any actions taken by Governmental Entities in response thereto), (2) general changes or developments in the industries in which such party and its Consolidated Subsidiaries operate, including general changes in Law after the date hereof across such industries, except, in the case of the foregoing clauses (1) and (2), to the extent such changes or developments referred to therein have a materially disproportionate adverse impact on such party and its Consolidated Subsidiaries, taken as a whole, relative to other participants of similar sizes engaged in the industries in which such party conducts its businesses or (3) the announcement of this Agreement or the Transactions or the identities of the parties to this Agreement or (B) any failure to meet internal or published projections or forecasts for any period, as the case may be, or any decline in the price of shares of Company Common Stock on NYSE or Acquiror Common Stock on NASDAQ or

trading volume of Company Common Stock or Acquiror Common Stock (provided that the underlying causes of such failure shall be considered in determining whether there is a Material Adverse Effect) or (ii) the ability of such party to timely perform its material obligations under this Agreement or consummate the Merger and the other Transactions.

“Order” means any writ, injunction, judgment, order or decree entered, issued, made or rendered by any Governmental Entity.

“Permit” means any license, permit, variance, exemption, approval, qualification, or Order of any Governmental Entity.

“Permitted Indebtedness” means Indebtedness of the Acquiror or the Company, as applicable, and its respective Consolidated Subsidiaries (i) outstanding as of the date of this Agreement or (ii) incurred after the date of this Agreement to the extent permitted by the Investment Company Act that is substantially consistent with the past practices of the Acquiror or the Company, as applicable.

“Person” means an individual, a (general or limited) partnership, a corporation, a limited liability company, an association, a trust, a joint venture, a Governmental Entity or other legal entity or organization.

“Previously Disclosed” means information (i) with respect to the Company, (A) set forth in the Company Disclosure Schedule or (B) previously disclosed since the Applicable Date in any Company SEC Report and (ii) with respect to the Acquiror, (A) set forth in the Acquiror Disclosure Schedule or (B) previously disclosed since the Applicable Date in any Acquiror SEC Report; provided, however, that any risk factor disclosures contained under the heading “Risk Factors,” any disclosure of risks included in any “forward-looking statements” disclaimer or any other statements that are similarly predictive or forward-looking in nature in any Company SEC Report or Acquiror SEC Report, as the case may be, shall not be deemed to be “Previously Disclosed.”

“Proceeding” means an action, suit, arbitration, investigation, examination, litigation, lawsuit or other proceeding, whether civil, criminal or administrative.

“Regulatory Approvals” means all applications and notices with, and receipt of consents, authorizations, approvals, exemptions or nonobjections from any Governmental Entity.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules promulgated thereunder.

“Takeover Proposal” means any inquiry, proposal, discussions, negotiations or offer from any Person or group of Persons (other than the Acquiror or the Company or any of their respective Affiliates) (a) with respect to a merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction involving the Company or the Acquiror, as applicable, or any of such party’s respective Consolidated Subsidiaries, as applicable, (b) relating to any direct or indirect acquisition, in one transaction or a series of transactions, of (i) assets or businesses (including any mortgage, pledge or similar disposition thereof but excluding any bona fide financing transaction) that constitute or represent, or would constitute or represent if such transaction is consummated, 25% or more of the total assets, net revenue or net income of the Company or the Acquiror, as applicable, and such party’s respective Consolidated Subsidiaries, taken as a whole, or (ii) 25% or more of the outstanding shares of capital stock of, or other equity or voting interests in, the Company or in any of the Company’s Consolidated Subsidiaries or, the Acquiror or in any of the Acquiror’s Consolidated Subsidiaries, as applicable, or (c) relating to any direct or indirect transaction or series of transactions that would result in any Person other than the Company Adviser or an Affiliate thereof (in the case of the Company) or the Acquiror

Adviser or an Affiliate thereof (in the case of the Acquiror) serving as the external investment adviser to the Company or the Acquiror, as applicable, in each case other than the Merger and the other Transactions.

“Tax” means all federal, state, local, and foreign income, excise, gross receipts, gross income, profits, gains, property, capital, sales, transfer, use, payroll, employment, severance, withholding, duties, franchise, value added and other taxes, charges, levies or like assessments together with all penalties and additions to tax and interest thereon imposed by any taxing authority.

“Tax Dividend” means a dividend or dividends, with respect to any applicable tax year, which is deductible pursuant to the dividends paid deduction under Section 562 of the Code, and shall have the effect of distributing to the Company’s stockholders (i) all of its previously undistributed “investment company taxable income” within the meaning of Section 852(b) of the Code (determined without regard to Section 852(b)(2)(D) of the Code), (ii) any prior year shortfall as determined under Section 4982(b)(2) of the Code, (iii) amounts constituting the excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iv) net capital gain (within the meaning of Section 1222(11) of the Code), if any, in each case recognized either in the applicable tax year or any prior tax year.

“Tax Return” means a report, return, statement, form, election or other information (including any schedules, attachments or amendments thereto) required to be supplied to a taxing authority with respect to Taxes including, where permitted or required, consolidated, combined or unitary returns for any group of entities.

“Trading Day” shall mean a day on which shares of Acquiror Common Stock are traded on NASDAQ.

“Transactions” means the transactions contemplated by this Agreement, including the Mergers.

“Treasury Regulations” means all final and temporary federal income tax regulations, as amended from time to time, issued under the Code by the United States Treasury Department.

Table of Definitions

Term:	Section:
Acceptable Courts	11.6
Acquiror	Preamble
Acquiror Adverse Recommendation Change	7.7(a)
Acquiror Adviser	Preamble
Acquiror Balance Sheet	4.6(b)
Acquiror Board	Recitals
Acquiror Bylaws	4.1(b)
Acquiror Capitalization Date	4.2(a)
Acquiror Charter	4.1(b)
Acquiror Common Stock	1.5(b)

Term:	Section:
Acquiror Insurance Policy	4.15
Acquiror Intellectual Property Rights	4.16
Acquiror Intervening Event Notice Period	7.7(d)
Acquiror Intervening Event Recommendation Change	7.7(d)
Acquiror Material Contracts	4.14(a)
Acquiror Recommendation	7.3(b)
Acquiror Requisite Vote	4.3(a)
Acquiror SEC Reports	4.5(a)
Acquiror Special Committee	Recitals

Acquiror Stockholders Meeting	4.3(a)
Acquiror Termination Fee	9.2(b)(i)
Acquiror Voting Debt	4.2(a)
Agreement	Preamble
Applicable Date	3.5(a)
ASC Topic 820	3.6(h)
BDC	Recitals
Book-Entry Share	1.5(d)
Cancelled Shares	1.5(b)
Certificate	1.5(d)
Closing	1.2
Closing Acquiror Net Asset Value	2.4(a)
Closing Company Net Asset Value	2.4(b)
Closing Date	1.2
Code	Recitals
Company	Preamble
Company Adverse Recommendation Change	7.6(a)
Company Balance Sheet	3.6(b)
Company Board	Recitals
Company Bylaws	3.1(b)
Company Capitalization Date	3.2(a)
Company Charter	3.1(b)
Company Common Stock	1.5(b)
Company Insurance Policy	3.15
Company Intellectual Property Rights	3.16
Company Intervening Event Notice Period	7.6(d)
Company Intervening Event Recommendation Change	7.6(d)
Company Material Contracts	3.14(a)
Company Recommendation	7.3(a)
Company Requisite Vote	3.3(a)
Company SEC Reports	3.5(a)
Company Special Committee	Recitals
Company Stockholders Meeting	3.3(a)
Company Stockholders Payment	7.17(a)
Company Termination Fee	9.2(a)
Company Voting Debt	3.2(a)

Term:	Section:
Deloitte	3.6(a)
Determination Date	2.4(a)
DOJ	7.1(a)
Effective Time	1.3
Eligible Company Common Stock	7.17(a)
Employee Benefit Plans	3.13
Enforceability Exception	3.3(a)
Exchange Agent	2.1
Exchange Fund	2.1
First Articles of Merger	1.3
FTC	7.1(a)
GAAP	3.6(a)

HSR Act	3.4
Indemnified Liabilities	7.4(a)
Indemnified Party	7.4(a)
Intellectual Property Rights	3.16
Investment Company Act	Recitals
IRS	3.11(a)
Joint Proxy Statement/Prospectus	3.4
Lazard Opinion	4.20
Letter of Transmittal	2.2(a)
MD SDAT	1.3
Merger	Recitals
Merger Consideration	1.5(c)
Merger Sub	Preamble
Mergers	Recitals
MGCL	1.1
NASDAQ	Recitals
Notice of a Company Superior Proposal	7.6(b)
Notice of an Acquiror Superior Proposal	7.7(b)
NYSE	Recitals
Outside Date	9.1(b)(ii)
Payment Agent	7.17(b)
Payment Fund	7.17(b)
Registration Statement	3.4
Representatives	7.5(a)
RIC	3.11(b)
Rights	3.2(a)
Sarbanes-Oxley Act	3.6(f)
Second Articles of Merger	1.7(a)
Second Effective Time	1.7(a)
Second Merger	Recitals
Surviving Company	Recitals
Takeover Statutes	3.19

ARTICLE XI

GENERAL PROVISIONS

11.1. Nonsurvival of Representations, Warranties and Agreements. None of the representations, warranties, covenants and agreements set forth in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time, except for and subject to Section 7.4 and Section 9.4 and for those other covenants and agreements contained in this Agreement that by their express terms apply or are to be performed in whole or in part after the Effective Time.

11.2. Notices. All notices and other communications in connection with this Agreement shall be in writing and shall be deemed given if delivered personally, sent via email (provided that the transmission is followed up within one (1) Business Day by dispatch pursuant to one of the other methods described herein), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

If to the Company, to:

Apollo Tactical Income Fund Inc.

9 West 57th Street

New York, NY 10019

Attention: Kristin Hester

Email:       khester@apollo.com

with a copy, which will not constitute notice, to:

Simpson Thacher & Bartlett LLP

900 G Street, N.W.

Washington, DC 20001

Attention: Steven Grigoriou

Email:       steven.grigoriou@stblaw.com

Attention: Jonathan Corsico

Email:       jonathan.corsico@stblaw.com

and

Dechert LLP

Three Bryant Park

1095 Avenue of the Americas

New York, NY 10036

Attention: Stephen Bier

Email:       stephen.bier@dechert.com

If to the Acquiror or Merger Sub, to:

MidCap Financial Investment Corporation

9 West 57th Street

New York, NY 10019

Attention: Kristin Hester

Email:       khester@apollo.com

with a copy, which will not constitute notice, to:

Simpson Thacher & Bartlett LLP

900 G Street, N.W.

Washington, DC 20001

Attention: Steven Grigoriou

Email: steven.grigoriou@stblaw.com

Attention: Jonathan Corsico

Email:       jonathan.corsico@stblaw.com

and

Proskauer Rose LLP

Eleven Times Square

New York, NY 10036

Attention: Stuart Coleman

Email: scoleman@proskauer.com

Attention: Daniel Ganitsky

Email:       dganitsky@proskauer.com

Attention: Joshua Apfelroth

Email:       japfelroth@proskauer.com

If to the Acquiror Adviser, to:

Apollo Investment Management, L.P.

9 West 57th Street

New York, NY 10019

Attention: Kristin Hester

Email:       khester@apollo.com

with a copy, which will not constitute notice, to:

Simpson Thacher & Bartlett LLP

900 G Street, N.W.

Washington, DC 20001

Attention: Steven Grigoriou

Email:       steven.grigoriou@stblaw.com

Attention: Jonathan Corsico

Email:       jonathan.corsico@stblaw.com

Each such notice or other communication shall be effective upon receipt (or refusal of receipt).

11.3. Interpretation; Construction. When a reference is made in this Agreement to Articles, Sections, Exhibits or Schedules, such reference shall be to an Article or Section of or Exhibit or Schedule to this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The terms “cash,” “dollars” and “$” mean United States dollars. All schedules and exhibits hereto shall be deemed part of this Agreement and included in any reference to this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. If any term, provision, covenant or restriction contained in this Agreement is held by a court or a federal or state regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that any term, provision, covenant or restriction is invalid, void or unenforceable, it is the express intention of the parties that such term, provision, covenant or restriction be enforced to the maximum extent permitted. The parties have jointly participated in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

11.4. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that each party need not sign the same counterpart. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable Law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

11.5. Entire Agreement. This Agreement (including the documents and the instruments referred to in this Agreement), once executed, constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement.

11.6. Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed and construed in accordance with the Laws of the State of Maryland applicable to contracts made and performed entirely within such state, without regard to any applicable conflicts of law principles that would cause the application of the Laws of another jurisdiction, except to the extent governed by the Investment Company Act, in which case the Investment Company Act shall control. The parties hereto agree that any Proceeding brought by any party to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the Transactions shall be brought in the Circuit Court for Baltimore City, Maryland, or if jurisdiction over the matter is vested exclusively in federal courts, the United States District Court for the District of Maryland, Northern Division and the appellate courts to which Orders and judgments therefore may be appealed (collectively, the “Acceptable Courts”). In any such judicial proceeding, each of the parties further consents to the assignment of any proceeding in the Circuit Court for Baltimore City, Maryland to the Business and Technology Case Management Program pursuant to Maryland Rule 16-205 (or any successor thereof). Each of the parties hereto submits to the jurisdiction of any Acceptable Court in any Proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the Transactions and hereby irrevocably waives the benefit of jurisdiction derived from present or future domicile or otherwise in such Proceeding. Each party hereto irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of the venue of any Proceeding in any such Acceptable Court or that any such Proceeding brought in any such Acceptable Court has been brought in an inconvenient forum. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. Each party hereto (a) certifies that no Representative of any other party has represented, expressly or otherwise, that such other party would not, in the event of any action, suit or proceeding, seek to enforce the foregoing waiver, (b) certifies that it makes this waiver voluntarily and (c) acknowledges that it and the other parties hereto have been induced to enter into this Agreement, by, among other things, the mutual waiver and certifications in this Section 11.6.

11.7. Assignment; Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned by any of the parties (whether by operation of law or otherwise) without the prior written consent of the other parties. Any purported assignment in contravention hereof shall be null and void. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by each of the parties and their respective successors and assigns. Except as otherwise specifically provided in Section 7.4, this Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any Person other than the parties hereto any rights or remedies under this Agreement.

11.8. Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this

Agreement and to enforce specifically the terms and provisions of this Agreement in any federal or state court located in the State of Maryland, without proof of actual damages (and each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which such party is entitled at law or in equity. Each of the parties hereto agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that any other party hereto has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity.

[Signature Page Follows]

IN WITNESS WHEREOF, the Acquiror, the Company, Merger Sub and the Acquiror Adviser have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

MIDCAP FINANCIAL INVESTMENT CORPORATION

By:	/s/ Kristin Hester
Name:	Kristin Hester
Title:	Chief Legal Officer & Secretary

APOLLO TACTICAL INCOME FUND INC.

By:	/s/ Kristin Hester
Name:	Kristin Hester
Title:	Chief Legal Officer & Secretary

AIF MERGER SUB, INC.

By:	/s/ Kristin Hester
Name:	Kristin Hester
Title:	Secretary

APOLLO INVESTMENT MANAGEMENT, L.P.

By:	/s/ Kristin Hester
Name:	Kristin Hester
Title:	Vice President

ANNEX C-1 — OPINION OF THE FINANCIAL ADVISOR TO THE MFIC SPECIAL COMMITTEE FOR THE AFT MERGERS

Execution Version

November 6, 2023

The Special Committee of the Board of Directors

MidCap Financial Investment Corporation

9 West 57th Street

New York, NY 10019

Dear Members of the Special Committee:

We understand that MidCap Financial Investment Corporation, a Maryland corporation (“Acquiror”), AFT Merger Sub, Inc., a Maryland corporation and wholly-owned direct consolidated subsidiary of Acquiror (“Merger Sub”), Apollo Senior Floating Rate Fund Inc., a Maryland corporation (“Target”), and solely for the purposes of Article V, Section 7.17, Section 8.3 and Article XI of the Agreement (as defined below), Apollo Investment Management, L.P., a Delaware limited partnership and the investment adviser to Acquiror (the “Acquiror Adviser”), propose to enter into an Agreement and Plan of Merger, dated as of November 7, 2023 (the “Agreement”), pursuant to which Acquiror will acquire 100% of the outstanding common stock of Target (the “Transaction”).

Pursuant to the Agreement, Merger Sub will be merged with and into Target and each outstanding share of the common stock, par value $0.001 per share, of Target (“Target Common Stock”), other than shares of Target Common Stock held by Acquiror or any of its consolidated subsidiaries, will be converted into the right to receive a number of shares of common stock, par value $0.001 per share, of Acquiror (“Acquiror Common Stock”) equal to the Exchange Ratio (as defined in the Agreement), and if applicable, cash in lieu of fractional shares of Acquiror Common Stock payable in accordance with Section 1.5(f) of the Merger Agreement, in all cases without interest. In connection with our fairness determination, senior management (“Senior Management”) of Apollo Global Management, Inc. (“Apollo Global Management”), an affiliate of the investment advisers of each of Acquiror and Target, directed us to base our analyses and our opinion on (i) financial information, dated as of September 30, 2023, regarding the net asset values of each of Acquiror (which value was approximately $997 million) and Target (which value was approximately $234 million) and (ii) the number of issued and outstanding shares, as of September 30, 2023, of Acquiror Common Stock (which number was 65.253 million) and Target Common Stock (which number was 15.574 million). Assuming these net asset values and issued and outstanding share counts as of September 30, 2023, each share of Target Common Stock entitled to be converted into the right to receive shares of Acquiror Common Stock would be converted into 0.9849 of a share of Acquiror Common Stock (the “September Exchange Ratio”). The terms and conditions of the Transaction are more fully set forth in the Agreement.

You have requested our opinion as of the date hereof as to the fairness, from a financial point of view, to Acquiror of the September Exchange Ratio provided for in the Transaction.

In connection with this opinion, we have:

(i)	Reviewed the financial terms and conditions of the Agreement;

(ii)	Reviewed certain publicly available historical business and financial information relating to Target and Acquiror;

(iii)

Reviewed various financial forecasts and other data provided to us by Senior Management relating to the businesses of Target and Acquiror, respectively, and the projected synergies and other benefits, including the amount and timing thereof, anticipated by Senior Management to be realized from the Transaction;

The Special Committee of the Board of Directors

MidCap Financial Investment Corporation

November 6, 2023

(iv)

Held discussions with members of Senior Management with respect to the business and prospects of Target and Acquiror, respectively, and with respect to the projected synergies and other benefits anticipated by Senior Management to be realized from the Transaction;

(v)	Reviewed public information with respect to certain other companies in lines of business we believe to be generally relevant in evaluating the businesses of Target and Acquiror, respectively;

(vi)	Reviewed the financial terms of certain business combinations involving companies in lines of business similar in certain respects to the business of Target;

(vii)	Reviewed historical stock prices and trading volumes of Target Common Stock and Acquiror Common Stock;

(viii)	Reviewed the potential pro forma financial impact of the Transaction on Acquiror based on the financial forecasts referred to above relating to Target and Acquiror; and

(ix)	Conducted such other financial studies, analyses and investigations as we deemed appropriate.

We have assumed and relied upon the accuracy and completeness of the foregoing information, without independent verification of such information. We have not conducted any independent valuation or appraisal of any of the assets or liabilities (contingent or otherwise) of Target or Acquiror or concerning the solvency or fair value of Target or Acquiror, and we have not been furnished with any such valuation or appraisal. With respect to the financial forecasts utilized in our analyses, including those related to projected synergies and other benefits anticipated by Senior Management to be realized from the Transaction, we have assumed, with the consent the Special Committee of the Board of Directors of Acquiror (the “Special Committee”) that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments as to the future financial performance of Target and Acquiror, respectively and such synergies and other benefits. In addition, we have assumed, with the consent of the Special Committee, that such financial forecasts and projected synergies and other benefits will be realized in the amounts and at the times contemplated thereby. We assume no responsibility for and express no view as to any such forecasts or the assumptions on which they are based. We note that we do not believe that the business combinations reviewed involving companies in lines of business similar in certain respects to the Target are relevant for the purposes of our analysis of the Transaction, and accordingly, do not believe that the results of a precedent transactions analysis are meaningful for purposes of this opinion.

Further, our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof. We further note that volatility in the credit, commodities and financial markets, may have an effect on Target or Acquiror or the Transaction and we are not expressing an opinion as to the effects of such volatility or such disruption on Target or Acquiror or the Transaction. We assume no responsibility for updating or revising our opinion based on circumstances or events occurring after the date hereof. We do not express any opinion as to the prices at which shares of Acquiror Common Stock or Target Common Stock may trade at any time subsequent to the announcement of the Transaction. Our opinion does not address the relative merits of the Transaction as compared to any other transaction or business strategy in which Acquiror might engage or the merits of the underlying decision by Acquiror to engage in the Transaction.

In rendering our opinion, we have assumed, with the consent of the Special Committee, that the Transaction will be consummated on the terms described in the Agreement, without any waiver or modification of any material terms or conditions. We also have assumed, with the consent of the Special Committee, that obtaining the necessary governmental, regulatory or third party approvals and consents for the Transaction will not have an

The Special Committee of the Board of Directors

MidCap Financial Investment Corporation

November 6, 2023

adverse effect on Acquiror, Target or the Transaction. We further have assumed, with the consent of the Special Committee, that the Transaction will qualify for U.S. federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. We do not express any opinion as to any tax or other consequences that might result from the Transaction, nor does our opinion address any legal, tax, regulatory or accounting matters, as to which we understand that Acquiror obtained such advice as it deemed necessary from qualified professionals. We express no view or opinion as to any terms or other aspects (other than the September Exchange Ratio to the extent expressly specified herein) of the Transaction, including, without limitation, the actual Exchange Ratio that will be calculated prior to the closing of the Transaction pursuant to the terms of the Agreement, the form or structure of the Transaction or any agreements or arrangements entered into in connection with, or contemplated by, the Transaction, including with respect to the (x) payment to be made by the Acquiror Adviser (or one of its affiliates) to Target’s stockholders, as of the closing of the Transaction or (y) the post-closing distribution to be made by Acquiror to its stockholders, including the Target’s stockholders. In addition, we express no view or opinion as to the fairness of the amount or nature of, or any other aspects relating to, the compensation to any officers, directors or employees of any parties to the Transaction, or class of such persons, relative to the September Exchange Ratio or otherwise.

Simultaneously with the entry into the Agreemement, Acquiror, AIF Merger Sub, Inc., a Maryland corporation and wholly-owned direct consolidated subsidiary of Acquiror (“AIF Merger Sub”), Apollo Tactical Income Fund Inc., a Maryland corporation (“AIF”), and solely for the limited purposes provided therein, Acquiror Adviser, propose to enter into an Agreement and Plan of Merger, dated as of November 7, 2023 (the “AIF Agreement”), pursuant to which Acquiror will acquire 100% of the outstanding common stock of AIF (the “AIF Transaction,” and together with the Transaction, the “Transactions”). We acknowledge that the Transaction is not conditioned on the AIF Transaction. Accordingly, for purposes of our analysis we have not assumed that the AIF Transaction will close.

Lazard Frères & Co. LLC (“Lazard”) is acting as financial advisor to the Special Committee in connection with the Transactions and will receive a fee for such services, a portion of which is payable upon the rendering of this opinion and the opinion in connection with the AIF Transaction and a substantial portion of which is contingent upon the closing of the first to close of the Transaction and the AIF Transaction. We in the past have provided, currently are providing and in the future may provide certain investment banking services to Apollo Global Management, an affiliate of the Acquiror Adviser, and affiliates thereof, for which we have received and may receive compensation, including in the past two years having advised Apollo Global Management or an affiliate thereof with respect to the 2022 acquisition of ENPAM properties, having advised Lecta, a portfolio company of Apollo Global Management, in connection with its its recently announced refinancing, and having advised Apollo Global Management or affiliates thereof with respect to several other possible transactions that were not consummated. We also advised a special committee of the board of directors of Athene Holdings Ltd. in connection with its 2022 merger with Apollo Global Management. In addition, in the ordinary course, Lazard and our affiliates and employees may trade securities of Acquiror, Target and certain of their respective affiliates for their own accounts and for the accounts of their customers and, accordingly, may at any time hold a long or short position in such securities, and may also trade and hold securities on behalf of Acquiror, Target and certain of their respective affiliates. The issuance of this opinion was approved by the Opinion Committee of Lazard.

Our engagement and the opinion expressed herein are for the benefit of the Special Committee (in its capacity as such) and our opinion is rendered to the Special Committee in connection with its evaluation of the Transaction. Our opinion is not intended to and does not constitute a recommendation to any stockholder as to how such stockholder should vote or act with respect to the Transaction or any matter relating thereto.

The Special Committee of the Board of Directors

MidCap Financial Investment Corporation

November 6, 2023

Based on and subject to the foregoing, we are of the opinion that, as of the date hereof, the September Exchange Ratio provided for in the Transaction is fair, from a financial point of view, to Acquiror.

Very truly yours,

LAZARD FRÈRES & CO. LLC

By	/s/ Joseph R. Cassanelli
Joseph R. Cassanelli
Managing Director

ANNEX C-2 — OPINION OF THE FINANCIAL ADVISOR TO THE MFIC SPECIAL COMMITTEE FOR THE AIF MERGERS

Execution Version

November 6, 2023

The Special Committee of the Board of Directors

MidCap Financial Investment Corporation

9 West 57th Street

New York, NY 10019

Dear Members of the Special Committee:

We understand that MidCap Financial Investment Corporation, a Maryland corporation (“Acquiror”), AIF Merger Sub, Inc., a Maryland corporation and wholly-owned direct consolidated subsidiary of Acquiror (“Merger Sub”), Apollo Tactical Income Fund Inc., a Maryland corporation (“Target”), and solely for the purposes of Article V, Section 7.17, Section 8.3 and Article XI of the Agreement (as defined below), Apollo Investment Management, L.P., a Delaware limited partnership and the investment adviser to Acquiror (the “Acquiror Adviser”), propose to enter into an Agreement and Plan of Merger, dated as of November 7, 2023 (the “Agreement”), pursuant to which Acquiror will acquire 100% of the outstanding common stock of Target (the “Transaction”).

Pursuant to the Agreement, Merger Sub will be merged with and into Target and each outstanding share of the common stock, par value $0.001 per share, of Target (“Target Common Stock”), other than shares of Target Common Stock held by Acquiror or any of its consolidated subsidiaries, will be converted into the right to receive a number of shares of common stock, par value $0.001 per share, of Acquiror (“Acquiror Common Stock”) equal to the Exchange Ratio (as defined in the Agreement), and if applicable, cash in lieu of fractional shares of Acquiror Common Stock payable in accordance with Section 1.5(f) of the Merger Agreement, in all cases without interest. In connection with our fairness determination, senior management (“Senior Management”) of Apollo Global Management, Inc. (“Apollo Global Management”), an affiliate of the investment advisers of each of Acquiror and Target, directed us to base our analyses and our opinion on (i) financial information, dated as of September 30, 2023, regarding the net asset values of each of Acquiror (which value was approximately $997 million) and Target (which value was approximately $212 million) and (ii) the number of issued and outstanding shares, as of September 30, 2023, of Acquiror Common Stock (which number was 65.253 million) and Target Common Stock (which number was 14.464 million). Assuming these net asset values and issued and outstanding share counts as of September 30, 2023, each share of Target Common Stock entitled to be converted into the right to receive shares of Acquiror Common Stock would be converted into 0.9577 of a share of Acquiror Common Stock (the “September Exchange Ratio”). The terms and conditions of the Transaction are more fully set forth in the Agreement.

You have requested our opinion as of the date hereof as to the fairness, from a financial point of view, to Acquiror of the September Exchange Ratio provided for in the Transaction.

In connection with this opinion, we have:

(i)	Reviewed the financial terms and conditions of the Agreement;

(ii)	Reviewed certain publicly available historical business and financial information relating to Target and Acquiror;

(iii)

Reviewed various financial forecasts and other data provided to us by Senior Management relating to the businesses of Target and Acquiror, respectively, and the projected synergies and other benefits, including the amount and timing thereof, anticipated by Senior Management to be realized from the Transaction;

The Special Committee of the Board of Directors

MidCap Financial Investment Corporation

November 6, 2023

(iv)

Held discussions with members of Senior Management with respect to the business and prospects of Target and Acquiror, respectively, and with respect to the projected synergies and other benefits anticipated by Senior Management to be realized from the Transaction;

(v)	Reviewed public information with respect to certain other companies in lines of business we believe to be generally relevant in evaluating the businesses of Target and Acquiror, respectively;

(vi)	Reviewed the financial terms of certain business combinations involving companies in lines of business similar in certain respects to the business of Target;

(vii)	Reviewed historical stock prices and trading volumes of Target Common Stock and Acquiror Common Stock;

(viii)	Reviewed the potential pro forma financial impact of the Transaction on Acquiror based on the financial forecasts referred to above relating to Target and Acquiror; and

(ix)	Conducted such other financial studies, analyses and investigations as we deemed appropriate.

We have assumed and relied upon the accuracy and completeness of the foregoing information, without independent verification of such information. We have not conducted any independent valuation or appraisal of any of the assets or liabilities (contingent or otherwise) of Target or Acquiror or concerning the solvency or fair value of Target or Acquiror, and we have not been furnished with any such valuation or appraisal. With respect to the financial forecasts utilized in our analyses, including those related to projected synergies and other benefits anticipated by Senior Management to be realized from the Transaction, we have assumed, with the consent the Special Committee of the Board of Directors of Acquiror (the “Special Committee”) that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments as to the future financial performance of Target and Acquiror, respectively and such synergies and other benefits. In addition, we have assumed, with the consent of the Special Committee, that such financial forecasts and projected synergies and other benefits will be realized in the amounts and at the times contemplated thereby. We assume no responsibility for and express no view as to any such forecasts or the assumptions on which they are based. We note that we do not believe that the business combinations reviewed involving companies in lines of business similar in certain respects to the Target are relevant for the purposes of our analysis of the Transaction, and accordingly, do not believe that the results of a precedent transactions analysis are meaningful for purposes of this opinion.

Further, our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof. We further note that volatility in the credit, commodities and financial markets, may have an effect on Target or Acquiror or the Transaction and we are not expressing an opinion as to the effects of such volatility or such disruption on Target or Acquiror or the Transaction. We assume no responsibility for updating or revising our opinion based on circumstances or events occurring after the date hereof. We do not express any opinion as to the prices at which shares of Acquiror Common Stock or Target Common Stock may trade at any time subsequent to the announcement of the Transaction. Our opinion does not address the relative merits of the Transaction as compared to any other transaction or business strategy in which Acquiror might engage or the merits of the underlying decision by Acquiror to engage in the Transaction.

In rendering our opinion, we have assumed, with the consent of the Special Committee, that the Transaction will be consummated on the terms described in the Agreement, without any waiver or modification of any material terms or conditions. We also have assumed, with the consent of the Special Committee, that obtaining

The Special Committee of the Board of Directors

MidCap Financial Investment Corporation

November 6, 2023

the necessary governmental, regulatory or third party approvals and consents for the Transaction will not have an adverse effect on Acquiror, Target or the Transaction. We further have assumed, with the consent of the Special Committee, that the Transaction will qualify for U.S. federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. We do not express any opinion as to any tax or other consequences that might result from the Transaction, nor does our opinion address any legal, tax, regulatory or accounting matters, as to which we understand that Acquiror obtained such advice as it deemed necessary from qualified professionals. We express no view or opinion as to any terms or other aspects (other than the September Exchange Ratio to the extent expressly specified herein) of the Transaction, including, without limitation, the actual Exchange Ratio that will be calculated prior to the closing of the Transaction pursuant to the terms of the Agreement, the form or structure of the Transaction or any agreements or arrangements entered into in connection with, or contemplated by, the Transaction, including with respect to the (x) payment to be made by the Acquiror Adviser (or one of its affiliates) to Target’s stockholders, as of the closing of the Transaction or (y) the post-closing distribution to be made by Acquiror to its stockholders, including the Target’s stockholders. In addition, we express no view or opinion as to the fairness of the amount or nature of, or any other aspects relating to, the compensation to any officers, directors or employees of any parties to the Transaction, or class of such persons, relative to the September Exchange Ratio or otherwise.

Simultaneously with the entry into the Agreemement, Acquiror, AFT Merger Sub, Inc., a Maryland corporation and wholly-owned direct consolidated subsidiary of Acquiror (“AFT Merger Sub”), Apollo Senior Floating Rate Fund Inc., a Maryland corporation (“AFT”), and solely for the limited purposes provided therein, Acquiror Adviser, propose to enter into an Agreement and Plan of Merger, dated as of November 7, 2023 (the “AFT Agreement”), pursuant to which Acquiror will acquire 100% of the outstanding common stock of AFT (the “AFT Transaction,” and together with the Transaction, the “Transactions”). We acknowledge that the Transaction is not conditioned on the AFT Transaction. Accordingly, for purposes of our analysis we have not assumed that the AFT Transaction will close.

Lazard Frères & Co. LLC (“Lazard”) is acting as financial advisor to the Special Committee in connection with the Transactions and will receive a fee for such services, a portion of which is payable upon the rendering of this opinion and the opinion in connection with the AFT Transaction and a substantial portion of which is contingent upon the closing of the first to close of the Transaction and the AFT Transaction. We in the past have provided, currently are providing and in the future may provide certain investment banking services to Apollo Global Management, an affiliate of the Acquiror Adviser, and affiliates thereof, for which we have received and may receive compensation, including in the past two years having advised Apollo Global Management or an affiliate thereof with respect to the 2022 acquisition of ENPAM properties, having advised Lecta, a portfolio company of Apollo Global Management, in connection with its its recently announced refinancing, and having advised Apollo Global Management or affiliates thereof with respect to several other possible transactions that were not consummated. We also advised a special committee of the board of directors of Athene Holdings Ltd. in connection with its 2022 merger with Apollo Global Management. In addition, in the ordinary course, Lazard and our affiliates and employees may trade securities of Acquiror, Target and certain of their respective affiliates for their own accounts and for the accounts of their customers and, accordingly, may at any time hold a long or short position in such securities, and may also trade and hold securities on behalf of Acquiror, Target and certain of their respective affiliates. The issuance of this opinion was approved by the Opinion Committee of Lazard.

Our engagement and the opinion expressed herein are for the benefit of the Special Committee (in its capacity as such) and our opinion is rendered to the Special Committee in connection with its evaluation of the Transaction. Our opinion is not intended to and does not constitute a recommendation to any stockholder as to how such stockholder should vote or act with respect to the Transaction or any matter relating thereto.

The Special Committee of the Board of Directors

MidCap Financial Investment Corporation

November 6, 2023

Based on and subject to the foregoing, we are of the opinion that, as of the date hereof, the September Exchange Ratio provided for in the Transaction is fair, from a financial point of view, to Acquiror.

Very truly yours,

LAZARD FRÈRES & CO. LLC

By	/s/ Joseph R. Cassanelli
Joseph R. Cassanelli
Managing Director

ANNEX D — OPINION OF THE FINANCIAL ADVISOR TO THE AFT SPECIAL COMMITTEE

November 6, 2023

The Special Committee of the Board of Directors

The Board of Directors

Apollo Senior Floating Rate Fund Inc.

9 West 57th Street, 42nd Floor

New York, NY 10019

The Special Committee of the Board of Directors (the “Committee”) and the Board of Directors (the “Board”) of Apollo Senior Floating Rate Fund Inc.:

You have requested the opinion of Keefe, Bruyette & Woods, Inc. (“KBW” or “we”) as investment bankers as to the fairness, from a financial point of view, to the common stockholders of Apollo Senior Floating Rate Fund Inc. (“AFT”) of the Total Per Share Consideration (as defined below) to be received by the holders of AFT Common Stock in the proposed merger of AFT Merger Sub, Inc. (“Merger Sub”), a wholly-owned direct consolidated subsidiary of MidCap Financial Investment Corporation (“MFIC”), with and into AFT, with AFT as the surviving company (such transaction, the “Merger” and, taken together with the immediately following merger of AFT with and into MFIC (with MFIC as the surviving company), the “Transaction”), pursuant to the Agreement and Plan of Merger (the “Agreement”) to be entered into by and among AFT, MFIC, Merger Sub and, solely for certain limited purposes set forth therein, Apollo Investment Management, L.P. (“MFIC Adviser”), which is the investment adviser to MFIC. Pursuant to the Agreement and subject to the terms, conditions and limitations set forth therein, at the Effective Time (as defined in the Agreement), by virtue of the Merger and without any action on the part of AFT, MFIC or Merger Sub or the holder of any securities of the foregoing, each share of common stock, par value $0.001 per share, of AFT (“AFT Common Stock”) issued and outstanding immediately prior to the Effective Time, except for the Cancelled Shares (as defined in the Agreement), shall be converted into the right to receive a number of shares of common stock, par value $0.001 per share, of MFIC (“MFIC Common Stock” and such number of shares, the “Per Share Stock Consideration”) equal to the quotient (rounded to four decimal places) of (i) the Company Per Share NAV (as defined in the Agreement) divided by (ii) the Acquiror Per Share NAV (as defined in the Agreement) (such quotient, the “Exchange Ratio”). In addition, the Agreement provides that, in consideration of the consummation of the Transaction, MFIC Adviser shall pay or cause to be paid (other than by MFIC or AFT) to the holder of each share of AFT Common Stock issued and outstanding as of immediately prior to the Effective Time a cash amount of $0.25 per share (the “MFIC Adviser Cash Consideration”). The Per Share Stock Consideration and the MFIC Adviser Cash Consideration, taken together, are referred to herein as the “Total Per Share Consideration.” At the direction of AFT and without independent verification, we have relied upon and assumed for purposes of our analyses and this opinion, that the Company Per Share NAV and the Acquiror Per Share NAV will be $15.05 and $15.28, respectively, and that, as a result thereof, the Exchange Ratio will be 0.9849x and the Per Share Stock Consideration will be 0.9849 of a share of MFIC Common Stock. The terms and conditions of the Transaction and the payment of the MFIC Adviser Cash Consideration are more fully set forth in the Agreement.

KBW has acted as financial advisor to the Committee and not as an advisor to or agent of any other person in connection with the Transaction. As part of our investment banking business, we are regularly engaged in the valuation of closed-end management investment company and business development company (“BDC”) securities in connection with acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. We and our affiliates, in the ordinary

The Special Committee of the Board of Directors

The Board of Directors – Apollo Senior Floating Rate Fund Inc.

November 6, 2023

course of our and their broker-dealer businesses (and further to an existing sales and trading relationship between a KBW broker-dealer affiliate and AGM (as defined below)), may from time to time purchase securities from, and sell securities to, AFT and MFIC. In addition, as market makers in securities, we and our affiliates may from time to time have a long or short position in, and buy or sell, debt or equity securities of AFT or MFIC for our and their own respective accounts and for the accounts of our and their respective customers and clients. KBW employees may also from time to time maintain individual positions in MFIC Common Stock. As the Committee has previously been informed by KBW, such positions currently include an individual position in shares of MFIC Common Stock held by a senior member of the KBW advisory team providing services to the Committee in connection with the proposed Transaction. As the Committee is also aware, KBW is acting as financial advisor to a special committee of the board of directors of Apollo Tactical Income Fund Inc. (“AIF”) in connection with a proposed merger transaction between MFIC and AIF (the “AIF Transaction”). We have acted exclusively for the Committee in rendering this opinion and will receive a fee from AFT for our services. A portion of our fee is payable upon the rendering of this opinion, and a significant portion is contingent upon the successful completion of the Merger. In addition, AFT has agreed to indemnify us for certain liabilities arising out of our engagement.

Other than in connection with this present engagement, in the past two years, KBW has not provided investment banking or financial advisory services to AFT. In the past two years, KBW has not provided investment banking or financial advisory services to MFIC. In the past two years, KBW has not provided investment banking or financial advisory services to MFIC Adviser. We may in the future provide investment banking and financial advisory services to AFT, MFIC or MFIC Adviser and receive compensation for such services.

In connection with this opinion, we have reviewed, analyzed and relied upon material bearing upon the financial and operating condition of AFT and MFIC and bearing upon the Transaction, including among other things, the following: (i) a draft of the Agreement dated November 2, 2023 (the most recent draft made available to us); (ii) the audited financial statements and Annual Reports on Form N-CSR for the three fiscal years ended December 31, 2022 of AFT; (iii) the unaudited financial statements and Semi-Annual Report on Form N-CSR for the period ended June 30, 2023 of AFT; (iv) certain preliminary draft and unaudited financial results for the quarter ended September 30, 2023 of AFT (provided by AFT); (v) the audited financial statements and Annual Reports on Form 10-K for the three fiscal years ended December 31, 2022 of MFIC; (vi) the unaudited quarterly financial statements and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023 and June 30, 2023 of MFIC; (vii) certain preliminary draft and unaudited financial results for the quarter ended September 30, 2023 of MFIC (provided by MFIC); (viii) certain other interim reports and other communications of AFT and MFIC to their respective stockholders; and (ix) other financial information concerning the respective businesses and operations of AFT and MFIC furnished to us by AFT and MFIC or which we were otherwise directed to use for purposes of our analysis. Our consideration of financial information and other factors that we deemed appropriate under the circumstances or relevant to our analyses included, among others, the following: (i) the historical and current financial position and results of operations of AFT and MFIC; (ii) the assets and liabilities of AFT and MFIC; (iii) the nature and terms of certain other merger transactions and business combinations in the closed-end management investment company industry; (iv) a comparison of certain financial and stock market information for AFT and MFIC with similar information for certain other companies, the securities of which are publicly traded; (v) financial and operating forecasts and projections of AFT and MFIC (both on a standalone and pro forma combined basis) that were prepared by Apollo Global Management, Inc. (“AGM”) management (which is the ultimate parent of both Apollo Credit Management, LLC (“ACM”), which is the investment adviser to AFT, and MFIC Adviser), provided to us by AFT and discussed with us by AGM

Keefe, Bruyette & Woods, A Stifel Company

The Special Committee of the Board of Directors

The Board of Directors – Apollo Senior Floating Rate Fund Inc.

November 6, 2023

management, and used and relied upon by us based on such discussions, at the direction of AFT and with the consent of the Committee; and (vi) estimates regarding certain pro forma financial effects of the Transaction on MFIC (including, without limitation, the cost savings and revenue enhancements expected to result or be derived from the Transaction) that were prepared by AGM management, provided to us by AFT and discussed with us by AGM management, and used and relied upon by us based on such discussions, at the direction of AFT and with the consent of the Committee. We have also performed such other studies and analyses as we considered appropriate and have taken into account our assessment of general economic, market and financial conditions and our experience in other transactions, as well as our experience in securities valuation and knowledge of the closed-end management investment company industry and the BDC industry generally. We have also participated in discussions with AGM management regarding the past and current business operations, regulatory relations, financial condition and future prospects of AFT and MFIC and such other matters as we have deemed relevant to our inquiry. We have not been requested to assist, and have not assisted, the Committee and AFT with soliciting indications of interest from third parties regarding a potential transaction with AFT. In addition, the analyses performed by us for purposes of our opinion have not given effect to the AIF Transaction.

In conducting our review and arriving at our opinion, we have relied upon and assumed the accuracy and completeness of all of the financial and other information provided to or discussed with us or that was publicly available and we have not independently verified the accuracy or completeness of any such information or assumed any responsibility or liability for such verification, accuracy or completeness. We have relied, with the consent of AFT and the Committee, upon AGM management as to the reasonableness and achievability of the financial and operating forecasts and projections of AFT and MFIC and the estimates regarding certain pro forma financial effects of the Transaction on MFIC (including, without limitation, the cost savings and revenue enhancements expected to result or be derived from the Transaction), all as referred to above (and the assumptions and bases for all such information), and we have assumed that all such information has been reasonably prepared and represents the best currently available estimates and judgments of AGM management and that the forecasts, projections and estimates reflected in such information will be realized in the amounts and in the time periods currently estimated by such management.

It is understood that the foregoing financial information of AFT and MFIC that was provided to us was not prepared with the expectation of public disclosure and that all of the foregoing financial information is based on numerous variables and assumptions that are inherently uncertain (including, without limitation, factors related to general economic and competitive conditions and, in particular, the widespread disruption, extraordinary uncertainty and unusual volatility arising from global tensions and political unrest, economic uncertainty, inflation, rising interest rates and the COVID-19 pandemic, including the effect of evolving governmental interventions and non-interventions) and, accordingly, actual results could vary significantly from those set forth in such information. We have assumed, based on discussions with AGM management, and with the consent of AFT and the Committee, that all such information provides a reasonable basis upon which we can form our opinion and we express no view as to any such information or the assumptions or bases therefor. We have relied on all such information without independent verification or analysis and do not in any respect assume any responsibility or liability for the accuracy or completeness thereof.

We also have assumed that there have been no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of either AFT or MFIC since the date of the last financial statements of each such entity that were made available to us. We have assumed that changes in the assets, liabilities, financial condition, results of operations, business or prospects of MFIC resulting from the AIF Transaction, if

Keefe, Bruyette & Woods, A Stifel Company

The Special Committee of the Board of Directors

The Board of Directors – Apollo Senior Floating Rate Fund Inc.

November 6, 2023

consummated, will not be material to our analyses. In rendering our opinion, we have not made or obtained any evaluations or appraisals or physical inspection of the property, assets or liabilities (contingent or otherwise) of AFT or MFIC, the collateral securing any of such assets or liabilities, or the collectability of any such assets, nor have we examined any individual loan or credit files, nor did we evaluate the solvency, financial capability or fair value of AFT or MFIC under any state or federal laws, including those relating to bankruptcy, insolvency or other matters. We express no view as to the value of any investment asset owned by AFT or MFIC that is used in connection with the net asset value computations made by AFT or MFIC or the valuation policies and procedures of AFT or MFIC in connection therewith. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies or assets may actually be sold. Such estimates are inherently subject to uncertainty and should not be taken as our view of the actual value of any companies or assets.

We have assumed, in all respects material to our analyses, the following: (i) that the Transaction and any related transactions will be completed substantially in accordance with the terms set forth in the Agreement (the final terms of which we have assumed will not differ in any respect material to our analyses from the draft reviewed by us and referred to above), with no adjustments to the Total Per Share Consideration and with no other consideration or payments in respect of AFT Common Stock; (ii) that the representations and warranties of each party in the Agreement and in all related documents and instruments referred to in the Agreement are true and correct; (iii) that each party to the Agreement and all related documents will perform all of the covenants and agreements required to be performed by such party under such documents; (iv) that there are no factors that would delay or subject to any adverse conditions, any necessary regulatory or governmental approval for the Transaction or any related transactions and that all conditions to the completion of the Transaction and any related transactions will be satisfied without any waivers or modifications to the Agreement or any of the related documents; and (v) that in the course of obtaining the necessary regulatory, contractual, or other consents or approvals for the Transaction and any related transactions, no restrictions, including any divestiture requirements, termination or other payments or amendments or modifications, will be imposed that will have a material adverse effect on the future results of operations or financial condition of AFT, MFIC or the pro forma entity, or the contemplated benefits of the Transaction, including without limitation the cost savings and revenue enhancements expected to result or be derived from the Transaction. We have assumed that the Transaction will be consummated in a manner that complies with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statutes, rules and regulations. We have further been advised by representatives of AFT that AFT has relied upon advice from its advisors (other than KBW) or other appropriate sources as to all legal, financial reporting, tax, accounting and regulatory matters with respect to AFT, MFIC, Merger Sub, the Transaction and any related transaction and the Agreement. KBW has not provided advice with respect to any such matters.

This opinion addresses only the fairness, from a financial point of view, as of the date hereof, of the Total Per Share Consideration in the Transaction to the holders of AFT Common Stock. We express no view or opinion as to any other terms or aspects of the Transaction or any term or aspect of any related transaction (including the termination of the investment advisory and management agreement between AFT and ACM, the Company Administration Agreements (as defined in the Agreement) and the Company Trademark Agreement (as defined in the Agreement) or any cash distribution to be made, following the closing of the Transaction and subject to the occurrence or termination of the AIF Transaction, by MFIC to the holder of each share of MFIC Common Stock as of a to-be-determined record date), including without limitation, the form or structure of the Transaction (including the form of the Total Per Share Consideration or the allocation thereof between stock and

Keefe, Bruyette & Woods, A Stifel Company

The Special Committee of the Board of Directors

The Board of Directors – Apollo Senior Floating Rate Fund Inc.

November 6, 2023

cash) or any such related transaction, any consequences of the Transaction or any related transaction to AFT, its stockholders, creditors or otherwise, or any terms, aspects, merits or implications of any employment, consulting, voting, support, stockholder or other agreements, arrangements or understandings contemplated or entered into in connection with the Transaction, any such related transaction, or otherwise. Our opinion is necessarily based upon conditions as they exist and can be evaluated on the date hereof and the information made available to us through the date hereof. There is currently significant volatility in the stock and other financial markets arising from global tensions and political unrest, economic uncertainty, inflation, rising interest rates and the COVID-19 pandemic, including the effect of evolving governmental interventions and non-interventions. It is understood that subsequent developments may affect the conclusion reached in this opinion and that KBW does not have an obligation to update, revise or reaffirm this opinion. We express no view or opinion as to any changes to the Company Per Share NAV or the Acquiror Per Share NAV after the date hereof from the respective amounts thereof that we have been directed to assume for purposes of our analyses and this opinion. Our opinion does not address, and we express no view or opinion with respect to, (i) the underlying business decision of AFT to engage in the Transaction or enter into the Agreement, (ii) the relative merits of the Transaction as compared to any strategic alternatives that are, have been or may be available to or contemplated by AFT, the Committee or the Board, (iii) the fairness of the amount or nature of any compensation to any of AFT’s officers, directors or employees, or any class of such persons, relative to any compensation to the holders of AFT Common Stock, (iv) the effect of the Transaction or any related transaction on, or the fairness of the consideration to be received by, holders of any class of securities of AFT (other than the holders of AFT Common Stock, solely with respect to the Total Per Share Consideration (as described herein) and not relative to the consideration to be received by holders of any other class of securities or the consideration to be received by holders of any class of securities of AIF in the AIF Transaction) or holders of any class of securities of MFIC or any other party to any transaction contemplated by the Agreement, (v) any fees payable by AFT to ACM for investment advisory and management services, (vi) any adjustment (as provided in the Agreement) to the Exchange Ratio assumed for purposes of our opinion (whether relating to a tax dividend or otherwise); (vii) whether MFIC Adviser has sufficient cash, available lines of credit or other sources of funds to enable it to pay the aggregate MFIC Adviser Cash Consideration to the holders of AFT Common Stock promptly following the closing of the Merger, (viii) the actual value of MFIC Common Stock to be issued in connection with the Merger, (ix) the prices, trading range or volume at which AFT Common Stock or MFIC Common Stock will trade following the public announcement of the Transaction or the prices, trading range or volume at which MFIC Common Stock will trade following the consummation of the Transaction, (x) any advice or opinions provided by any other advisor to any of the parties to the Transaction or any other transaction contemplated by the Agreement, or (xi) any legal, regulatory, accounting, tax or similar matters relating to AFT, MFIC, Merger Sub, any of their respective stockholders, or relating to or arising out of or as a consequence of the Transaction or any other related transaction, including whether or not the Transaction will qualify as a tax-free reorganization for United States federal income tax purposes.

This opinion is for the information of, and is directed to, the Committee (in its capacity as such) and, as requested by the Committee, the Board (in its capacity as such) in connection with their respective consideration of the financial terms of the Transaction. This opinion does not constitute a recommendation to the Committee or the Board as to how it should vote on the Transaction, or to any holder of AFT Common Stock or any stockholder of any other entity as to how to vote or act in connection with the Transaction or any other matter, nor does it constitute a recommendation as to whether or not any such stockholder should enter into a voting, stockholders’, affiliates’ or other agreement with respect to the Transaction or exercise any dissenters’ or appraisal rights that may be available to such stockholder.

Keefe, Bruyette & Woods, A Stifel Company

The Special Committee of the Board of Directors

The Board of Directors – Apollo Senior Floating Rate Fund Inc.

November 6, 2023

This opinion has been reviewed and approved by our Fairness Opinion Committee in conformity with our policies and procedures established under the requirements of Rule 5150 of the Financial Industry Regulatory Authority.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Total Per Share Consideration in the Merger is fair, from a financial point of view, to the holders of AFT Common Stock.

Very truly yours,

Keefe, Bruyette & Woods, Inc.

Keefe, Bruyette & Woods, A Stifel Company

ANNEX E — OPINION OF THE FINANCIAL ADVISOR TO THE AIF SPECIAL COMMITTEE

November 6, 2023

The Special Committee of the Board of Directors

The Board of Directors

Apollo Tactical Income Fund Inc.

9 West 57th Street, 42nd Floor

New York, NY 10019

The Special Committee of the Board of Directors (the “Committee”) and the Board of Directors (the “Board”) of Apollo Tactical Income Fund Inc.:

You have requested the opinion of Keefe, Bruyette & Woods, Inc. (“KBW” or “we”) as investment bankers as to the fairness, from a financial point of view, to the common stockholders of Apollo Tactical Income Fund Inc. (“AIF”) of the Total Per Share Consideration (as defined below) to be received by the holders of AIF Common Stock in the proposed merger of AIF Merger Sub, Inc. (“Merger Sub”), a wholly-owned direct consolidated subsidiary of MidCap Financial Investment Corporation (“MFIC”), with and into AIF, with AIF as the surviving company (such transaction, the “Merger” and, taken together with the immediately following merger of AIF with and into MFIC (with MFIC as the surviving company), the “Transaction”), pursuant to the Agreement and Plan of Merger (the “Agreement”) to be entered into by and among AIF, MFIC, Merger Sub and, solely for certain limited purposes set forth therein, Apollo Investment Management, L.P. (“MFIC Adviser”), which is the investment adviser to MFIC. Pursuant to the Agreement and subject to the terms, conditions and limitations set forth therein, at the Effective Time (as defined in the Agreement), by virtue of the Merger and without any action on the part of AIF, MFIC or Merger Sub or the holder of any securities of the foregoing, each share of common stock, par value $0.001 per share, of AIF (“AIF Common Stock”) issued and outstanding immediately prior to the Effective Time, except for the Cancelled Shares (as defined in the Agreement), shall be converted into the right to receive a number of shares of common stock, par value $0.001 per share, of MFIC (“MFIC Common Stock” and such number of shares, the “Per Share Stock Consideration”) equal to the quotient (rounded to four decimal places) of (i) the Company Per Share NAV (as defined in the Agreement) divided by (ii) the Acquiror Per Share NAV (as defined in the Agreement) (such quotient, the “Exchange Ratio”). In addition, the Agreement provides that, in consideration of the consummation of the Transaction, MFIC Adviser shall pay or cause to be paid (other than by MFIC or AIF) to the holder of each share of AIF Common Stock issued and outstanding as of immediately prior to the Effective Time a cash amount of $0.25 per share (the “MFIC Adviser Cash Consideration”). The Per Share Stock Consideration and the MFIC Adviser Cash Consideration, taken together, are referred to herein as the “Total Per Share Consideration.” At the direction of AIF and without independent verification, we have relied upon and assumed for purposes of our analyses and this opinion, that the Company Per Share NAV and the Acquiror Per Share NAV will be $14.63 and $15.28, respectively, and that, as a result thereof, the Exchange Ratio will be 0.9577x and the Per Share Stock Consideration will be 0.9577 of a share of MFIC Common Stock. The terms and conditions of the Transaction and the payment of the MFIC Adviser Cash Consideration are more fully set forth in the Agreement.

KBW has acted as financial advisor to the Committee and not as an advisor to or agent of any other person in connection with the Transaction. As part of our investment banking business, we are regularly engaged in the valuation of closed-end management investment company and business development company (“BDC”) securities in connection with acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. We and our affiliates, in the ordinary course of our and their broker-dealer businesses (and further to an existing sales and trading relationship between

The Special Committee of the Board of Directors

The Board of Directors – Apollo Tactical Income Fund Inc.

November 6, 2023

a KBW broker-dealer affiliate and AGM (as defined below)), may from time to time purchase securities from, and sell securities to, AIF and MFIC. In addition, as market makers in securities, we and our affiliates may from time to time have a long or short position in, and buy or sell, debt or equity securities of AIF or MFIC for our and their own respective accounts and for the accounts of our and their respective customers and clients. KBW employees may also from time to time maintain individual positions in MFIC Common Stock. As the Committee has previously been informed by KBW, such positions currently include an individual position in shares of MFIC Common Stock held by a senior member of the KBW advisory team providing services to the Committee in connection with the proposed Transaction. As the Committee is also aware, KBW is acting as financial advisor to a special committee of the board of directors of Apollo Senior Floating Rate Fund Inc. (“AFT”) in connection with a proposed merger transaction between MFIC and AFT (the “AFT Transaction”). We have acted exclusively for the Committee in rendering this opinion and will receive a fee from AIF for our services. A portion of our fee is payable upon the rendering of this opinion, and a significant portion is contingent upon the successful completion of the Merger. In addition, AIF has agreed to indemnify us for certain liabilities arising out of our engagement.

Other than in connection with this present engagement, in the past two years, KBW has not provided investment banking or financial advisory services to AIF. In the past two years, KBW has not provided investment banking or financial advisory services to MFIC. In the past two years, KBW has not provided investment banking or financial advisory services to MFIC Adviser. We may in the future provide investment banking and financial advisory services to AIF, MFIC or MFIC Adviser and receive compensation for such services.

In connection with this opinion, we have reviewed, analyzed and relied upon material bearing upon the financial and operating condition of AIF and MFIC and bearing upon the Transaction, including among other things, the following: (i) a draft of the Agreement dated November 2, 2023 (the most recent draft made available to us); (ii) the audited financial statements and Annual Reports on Form N-CSR for the three fiscal years ended December 31, 2022 of AIF; (iii) the unaudited financial statements and Semi-Annual Report on Form N-CSR for the period ended June 30, 2023 of AIF; (iv) certain preliminary draft and unaudited financial results for the quarter ended September 30, 2023 of AIF (provided by AIF); (v) the audited financial statements and Annual Reports on Form 10-K for the three fiscal years ended December 31, 2022 of MFIC; (vi) the unaudited quarterly financial statements and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023 and June 30, 2023 of MFIC; (vii) certain preliminary draft and unaudited financial results for the quarter ended September 30, 2023 of MFIC (provided by MFIC); (viii) certain other interim reports and other communications of AIF and MFIC to their respective stockholders; and (ix) other financial information concerning the respective businesses and operations of AIF and MFIC furnished to us by AIF and MFIC or which we were otherwise directed to use for purposes of our analysis. Our consideration of financial information and other factors that we deemed appropriate under the circumstances or relevant to our analyses included, among others, the following: (i) the historical and current financial position and results of operations of AIF and MFIC; (ii) the assets and liabilities of AIF and MFIC; (iii) the nature and terms of certain other merger transactions and business combinations in the closed-end management investment company industry; (iv) a comparison of certain financial and stock market information for AIF and MFIC with similar information for certain other companies, the securities of which are publicly traded; (v) financial and operating forecasts and projections of AIF and MFIC (both on a standalone and pro forma combined basis) that were prepared by Apollo Global Management, Inc. (“AGM”) management (which is the ultimate parent of both Apollo Credit Management, LLC (“ACM”), which is the investment adviser to AIF, and MFIC Adviser), provided to us by AIF and discussed with us by AGM management, and used and

Keefe, Bruyette & Woods, A Stifel Company

The Special Committee of the Board of Directors

The Board of Directors – Apollo Tactical Income Fund Inc.

November 6, 2023

relied upon by us based on such discussions, at the direction of AIF and with the consent of the Committee; and (vi) estimates regarding certain pro forma financial effects of the Transaction on MFIC (including, without limitation, the cost savings and revenue enhancements expected to result or be derived from the Transaction) that were prepared by AGM management, provided to us by AIF and discussed with us by AGM management, and used and relied upon by us based on such discussions, at the direction of AIF and with the consent of the Committee. We have also performed such other studies and analyses as we considered appropriate and have taken into account our assessment of general economic, market and financial conditions and our experience in other transactions, as well as our experience in securities valuation and knowledge of the closed-end management investment company industry and the BDC industry generally. We have also participated in discussions with AGM management regarding the past and current business operations, regulatory relations, financial condition and future prospects of AIF and MFIC and such other matters as we have deemed relevant to our inquiry. We have not been requested to assist, and have not assisted, the Committee and AIF with soliciting indications of interest from third parties regarding a potential transaction with AIF. In addition, the analyses performed by us for purposes of our opinion have not given effect to the AFT Transaction.

In conducting our review and arriving at our opinion, we have relied upon and assumed the accuracy and completeness of all of the financial and other information provided to or discussed with us or that was publicly available and we have not independently verified the accuracy or completeness of any such information or assumed any responsibility or liability for such verification, accuracy or completeness. We have relied, with the consent of AIF and the Committee, upon AGM management as to the reasonableness and achievability of the financial and operating forecasts and projections of AIF and MFIC and the estimates regarding certain pro forma financial effects of the Transaction on MFIC (including, without limitation, the cost savings and revenue enhancements expected to result or be derived from the Transaction), all as referred to above (and the assumptions and bases for all such information), and we have assumed that all such information has been reasonably prepared and represents the best currently available estimates and judgments of AGM management and that the forecasts, projections and estimates reflected in such information will be realized in the amounts and in the time periods currently estimated by such management.

It is understood that the foregoing financial information of AIF and MFIC that was provided to us was not prepared with the expectation of public disclosure and that all of the foregoing financial information is based on numerous variables and assumptions that are inherently uncertain (including, without limitation, factors related to general economic and competitive conditions and, in particular, the widespread disruption, extraordinary uncertainty and unusual volatility arising from global tensions and political unrest, economic uncertainty, inflation, rising interest rates and the COVID-19 pandemic, including the effect of evolving governmental interventions and non-interventions) and, accordingly, actual results could vary significantly from those set forth in such information. We have assumed, based on discussions with AGM management, and with the consent of AIF and the Committee, that all such information provides a reasonable basis upon which we can form our opinion and we express no view as to any such information or the assumptions or bases therefor. We have relied on all such information without independent verification or analysis and do not in any respect assume any responsibility or liability for the accuracy or completeness thereof.

We also have assumed that there have been no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of either AIF or MFIC since the date of the last financial statements of each such entity that were made available to us. We have assumed that changes in the assets, liabilities, financial condition, results of operations, business or prospects of MFIC resulting from the AFT Transaction, if

Keefe, Bruyette & Woods, A Stifel Company

The Special Committee of the Board of Directors

The Board of Directors – Apollo Tactical Income Fund Inc.

November 6, 2023

consummated, will not be material to our analyses. In rendering our opinion, we have not made or obtained any evaluations or appraisals or physical inspection of the property, assets or liabilities (contingent or otherwise) of AIF or MFIC, the collateral securing any of such assets or liabilities, or the collectability of any such assets, nor have we examined any individual loan or credit files, nor did we evaluate the solvency, financial capability or fair value of AIF or MFIC under any state or federal laws, including those relating to bankruptcy, insolvency or other matters. We express no view as to the value of any investment asset owned by AIF or MFIC that is used in connection with the net asset value computations made by AIF or MFIC or the valuation policies and procedures of AIF or MFIC in connection therewith. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies or assets may actually be sold. Such estimates are inherently subject to uncertainty and should not be taken as our view of the actual value of any companies or assets.

We have assumed, in all respects material to our analyses, the following: (i) that the Transaction and any related transactions will be completed substantially in accordance with the terms set forth in the Agreement (the final terms of which we have assumed will not differ in any respect material to our analyses from the draft reviewed by us and referred to above), with no adjustments to the Total Per Share Consideration and with no other consideration or payments in respect of AIF Common Stock; (ii) that the representations and warranties of each party in the Agreement and in all related documents and instruments referred to in the Agreement are true and correct; (iii) that each party to the Agreement and all related documents will perform all of the covenants and agreements required to be performed by such party under such documents; (iv) that there are no factors that would delay or subject to any adverse conditions, any necessary regulatory or governmental approval for the Transaction or any related transactions and that all conditions to the completion of the Transaction and any related transactions will be satisfied without any waivers or modifications to the Agreement or any of the related documents; and (v) that in the course of obtaining the necessary regulatory, contractual, or other consents or approvals for the Transaction and any related transactions, no restrictions, including any divestiture requirements, termination or other payments or amendments or modifications, will be imposed that will have a material adverse effect on the future results of operations or financial condition of AIF, MFIC or the pro forma entity, or the contemplated benefits of the Transaction, including without limitation the cost savings and revenue enhancements expected to result or be derived from the Transaction. We have assumed that the Transaction will be consummated in a manner that complies with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statutes, rules and regulations. We have further been advised by representatives of AIF that AIF has relied upon advice from its advisors (other than KBW) or other appropriate sources as to all legal, financial reporting, tax, accounting and regulatory matters with respect to AIF, MFIC, Merger Sub, the Transaction and any related transaction and the Agreement. KBW has not provided advice with respect to any such matters.

This opinion addresses only the fairness, from a financial point of view, as of the date hereof, of the Total Per Share Consideration in the Transaction to the holders of AIF Common Stock. We express no view or opinion as to any other terms or aspects of the Transaction or any term or aspect of any related transaction (including the termination of the investment advisory and management agreement between AIF and ACM, the Company Administration Agreements (as defined in the Agreement) and the Company Trademark Agreement (as defined in the Agreement) or any cash distribution to be made, following the closing of the Transaction and subject to the occurrence or termination of the AFT Transaction, by MFIC to the holder of each share of MFIC Common Stock as of a to-be-determined record date), including without limitation, the form or structure of the Transaction (including the form of the Total Per Share Consideration or the allocation thereof between stock and cash) or any

Keefe, Bruyette & Woods, A Stifel Company

The Special Committee of the Board of Directors

The Board of Directors – Apollo Tactical Income Fund Inc.

November 6, 2023

such related transaction, any consequences of the Transaction or any related transaction to AIF, its stockholders, creditors or otherwise, or any terms, aspects, merits or implications of any employment, consulting, voting, support, stockholder or other agreements, arrangements or understandings contemplated or entered into in connection with the Transaction, any such related transaction, or otherwise. Our opinion is necessarily based upon conditions as they exist and can be evaluated on the date hereof and the information made available to us through the date hereof. There is currently significant volatility in the stock and other financial markets arising from global tensions and political unrest, economic uncertainty, inflation, rising interest rates and the COVID-19 pandemic, including the effect of evolving governmental interventions and non-interventions. It is understood that subsequent developments may affect the conclusion reached in this opinion and that KBW does not have an obligation to update, revise or reaffirm this opinion. We express no view or opinion as to any changes to the Company Per Share NAV or the Acquiror Per Share NAV after the date hereof from the respective amounts thereof that we have been directed to assume for purposes of our analyses and this opinion. Our opinion does not address, and we express no view or opinion with respect to, (i) the underlying business decision of AIF to engage in the Transaction or enter into the Agreement, (ii) the relative merits of the Transaction as compared to any strategic alternatives that are, have been or may be available to or contemplated by AIF, the Committee or the Board, (iii) the fairness of the amount or nature of any compensation to any of AIF’s officers, directors or employees, or any class of such persons, relative to any compensation to the holders of AIF Common Stock, (iv) the effect of the Transaction or any related transaction on, or the fairness of the consideration to be received by, holders of any class of securities of AIF (other than the holders of AIF Common Stock, solely with respect to the Total Per Share Consideration (as described herein) and not relative to the consideration to be received by holders of any other class of securities or the consideration to be received by holders of any class of securities of AFT in the AFT Transaction) or holders of any class of securities of MFIC or any other party to any transaction contemplated by the Agreement, (v) any fees payable by AIF to ACM for investment advisory and management services, (vi) any adjustment (as provided in the Agreement) to the Exchange Ratio assumed for purposes of our opinion (whether relating to a tax dividend or otherwise); (vii) whether MFIC Adviser has sufficient cash, available lines of credit or other sources of funds to enable it to pay the aggregate MFIC Adviser Cash Consideration to the holders of AIF Common Stock promptly following the closing of the Merger, (viii) the actual value of MFIC Common Stock to be issued in connection with the Merger, (ix) the prices, trading range or volume at which AIF Common Stock or MFIC Common Stock will trade following the public announcement of the Transaction or the prices, trading range or volume at which MFIC Common Stock will trade following the consummation of the Transaction, (x) any advice or opinions provided by any other advisor to any of the parties to the Transaction or any other transaction contemplated by the Agreement, or (xi) any legal, regulatory, accounting, tax or similar matters relating to AIF, MFIC, Merger Sub, any of their respective stockholders, or relating to or arising out of or as a consequence of the Transaction or any other related transaction, including whether or not the Transaction will qualify as a tax-free reorganization for United States federal income tax purposes.

This opinion is for the information of, and is directed to, the Committee (in its capacity as such) and, as requested by the Committee, the Board (in its capacity as such) in connection with their respective consideration of the financial terms of the Transaction. This opinion does not constitute a recommendation to the Committee or the Board as to how it should vote on the Transaction, or to any holder of AIF Common Stock or any stockholder of any other entity as to how to vote or act in connection with the Transaction or any other matter, nor does it constitute a recommendation as to whether or not any such stockholder should enter into a voting, stockholders’, affiliates’ or other agreement with respect to the Transaction or exercise any dissenters’ or appraisal rights that may be available to such stockholder.

Keefe, Bruyette & Woods, A Stifel Company

The Special Committee of the Board of Directors

The Board of Directors – Apollo Tactical Income Fund Inc.

November 6, 2023

This opinion has been reviewed and approved by our Fairness Opinion Committee in conformity with our policies and procedures established under the requirements of Rule 5150 of the Financial Industry Regulatory Authority.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Total Per Share Consideration in the Merger is fair, from a financial point of view, to the holders of AIF Common Stock.

Very truly yours,

Keefe, Bruyette & Woods, Inc.

Keefe, Bruyette & Woods, A Stifel Company

PART C

OTHER INFORMATION

Item 15.    Indemnification.

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is material to a cause of action resulting in a final judgment adverse to the director or officer. MFIC’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

MFIC’s charter authorizes MFIC, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate MFIC to indemnify any present or former director or officer or any individual who, while a director or officer and at MFIC’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer, and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. MFIC’s bylaws obligate MFIC, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify and advance expenses to any present or former director or officer or any individual who, while a director or officer and at MFIC’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. MFIC’s charter and bylaws also permit MFIC to indemnify and advance expenses to any person who served a predecessor of MFIC in any of the capacities described above and any of MFIC’s employees or agents or any employees or agents of our predecessor, if any. In accordance with the 1940 Act, MFIC will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The MFIC Investment Advisory Management Agreement with MFIC Adviser provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, MFIC Adviser and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from MFIC for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of MFIC Adviser’s services under the Investment Advisory Management Agreement or otherwise as an investment adviser of MFIC.

The Administration Agreement with MFIC Administrator provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, MFIC Administrator and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of MFIC Administrator’s services under the Administration Agreement or otherwise as administrator for MFIC.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of MFIC pursuant to the foregoing provisions, or otherwise, MFIC has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by MFIC of expenses incurred or paid by a director, officer or controlling person of MFIC in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, MFIC will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16.    Exhibits.

(1)(a)	Articles of Incorporation (previously filed as Exhibit (a)(1) to MFIC’s Pre-Effective Registration Statement on Form N-2 (File No. 333-112591) filed on February 6, 2004 and incorporated herein by reference).

(1)(b)	Articles of Amendment (previously filed as Exhibit (a)(2) to MFIC’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-112591) filed on March 12, 2004 and incorporated herein by reference).

(1)(c)	Articles of Amendment and Restatement (previously filed as Exhibit (a) to MFIC’s Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-112591) filed on April 1, 2004 and incorporated herein by reference).

(1)(d)	Articles of Amendment (previously filed as Exhibit 3.1 to MFIC’s Current Report on Form 8-K filed on December 3, 2018 and incorporated herein by reference).

(1)(e)	Articles of Amendment (previously filed as Exhibit 3.1 to MFIC’s Current Report on Form 8-K filed on July 22, 2019 and incorporated herein by reference).

(1)(f)	Articles of Amendment and Restatement (previously filed as Exhibit 3.2 to MFIC’s Current Report on Form 8-K filed on August 12, 2022 and incorporated herein by reference).

(2)	Sixth Amended and Restated Bylaws (previously filed as Exhibit 3.3 to MFIC’s Current Report on Form 8-K filed on August 12, 2022 and incorporated herein by reference).

(3)	Not applicable.

(4)(a)	Agreement and Plan of Merger, dated as of November 7, 2023, by and among MidCap Financial Investment Corporation, Apollo Senior Floating Rate Fund Inc., AFT Merger Sub, Inc., and, for the limited purposes set forth therein, Apollo Investment Management, L.P. (included as Annex A to this joint proxy statement/prospectus).

(4)(b)	Agreement and Plan of Merger, dated as of November 7, 2023, by and among MidCap Financial Investment Corporation, Apollo Tactical Income Fund Inc., AIF Merger Sub, Inc., and, for the limited purposes set forth therein, Apollo Investment Management, L.P. (included as Annex B to this joint proxy statement/prospectus).

(5)(a)	Form of Stock Certificate (previously filed as Exhibit (d) to MFIC’s Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-112591) filed on March 12, 2004 and incorporated herein by reference).

(5)(b)	Indenture, dated as of October 9, 2012, between MFIC and U.S. Bank National Association as Trustee (previously filed as Exhibit 4.1 to MFIC’s Current Report on Form 8-K filed on October 9, 2012 and incorporated herein by reference).

(5)(c)	Fourth Supplemental Indenture, dated as of March 3, 2015, relating to the 5.250% Notes due 2025, between MFIC and U.S. Bank National Association as Trustee (previously filed as Exhibit 4.1 to MFIC’s Current Report on Form 8-K filed on March 3, 2015 and incorporated herein by reference).

(5)(d)	Form of 5.250% Notes due 2025 (previously filed as Exhibit 4.1 to MFIC’s Current Report on Form 8-K filed on March 3, 2015 and incorporated herein by reference).

(5)(e)	Fifth Supplemental Indenture, dated as of July 16, 2021, relating to the 4.500% Notes due 2026, between MFIC and U.S. Bank National Association as Trustee (previously filed as Exhibit 4.1 to MFIC’s Current Report on Form 8-K filed on July 16, 2021 and incorporated herein by reference).

(5)(f)	Form of 4.500% Notes due 2026 (previously filed as Exhibit 4.1 to MFIC’s Current Report on Form 8-K filed on July 16, 2021 and incorporated herein by reference).

(5)(g)	Description of MFIC’s Registered Securities (previously filed as Exhibit 4.6 to MFIC’s Annual Report on Form 10-K filed on May 21, 2020 and incorporated herein by reference).

(6)(a)	Fourth Amended and Restated Investment Advisory Agreement between MFIC and Apollo Investment Management, L.P. (previously filed as Exhibit 1.1 to MFIC’s Annual Report on Form 10-K filed on February 21, 2023 and incorporated herein by reference).

(7)	Not applicable.

(8)	Not applicable.

(9)	Custodian Agreement (previously filed as Exhibit (j) to MFIC’s Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-112591) filed on April 1, 2004 and incorporated herein by reference).

(10)	Not applicable.

(11)	Opinion and Consent of Miles & Stockbridge P.C.

(12)	Opinion and Consent of Simpson Thacher & Bartlett LLP.

(13)(a)	Second Amended and Restated Administration Agreement between MFIC and Apollo Investment Administration, LLC (previously filed as Exhibit 10.2 to MFIC’s Annual Report on Form 10-K filed on May 18, 2018 and incorporated herein by reference).

(13)(b)	Dividend Reinvestment Plan (previously filed as Exhibit (e) to MFIC’s Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-112591) filed on April 1, 2004 and incorporated herein by reference).

(13)(c)	Trademark License Agreement between MFIC and Apollo Capital Management, L.P. (previously filed as Exhibit 1.3 to MFIC’s Current Report on Form 8-K filed on August 2, 2022 and incorporated herein by reference).

(13)(d)	Amended and Restated Senior Secured Revolving Credit Agreement, dated as of December 22, 2020 (previously filed as Exhibit 10.1 to MFIC’s Current Report on Form 8-K filed on December 22, 2020 and incorporated herein by reference).

(14)(a)	Consent of Deloitte & Touche LLP (MidCap Financial Investment Corporation).

(14)(b)	Consent of PricewaterhouseCoopers LLP (MidCap Financial Investment Corporation).

(14)(c)	Consent of Deloitte & Touche LLP (Apollo Senior Floating Rate Fund Inc.).

(14)(d)	Consent of Deloitte & Touche LLP (Apollo Tactical Income Fund Inc.).

(14)(e)	Consent of PricewaterhouseCoopers LLP (Merx Aviation Finance LLC).

(15)	Not applicable.

(16)	Power of Attorney.

(17)(a)	Consent of Lazard Frères & Co. LLC.

(17)(b)	Consent of Keefe, Bruyette & Woods, Inc.

(17)(c)	Consent of Keefe, Bruyette & Woods, Inc.

(17)(d)	Form of Proxy Card of MidCap Financial Investment Corporation.

(17)(e)	Form of Proxy Card of Apollo Senior Floating Rate Fund Inc.

(17)(f)	Form of Proxy Card of Apollo Tactical Income Fund Inc.

(18)	Filing Fee Table.

Item 17.    Undertakings.

(1)

The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment will be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time will be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in New York, New York on the 17th day of November, 2023.

MIDCAP FINANCIAL INVESTMENT CORPORATION
By:	/s/ Tanner Powell
Name:	Tanner Powell
Title:	Chief Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Tanner Powell Tanner Powell	Chief Executive Officer	November 17, 2023

/s/ Gregory W. Hunt Gregory W. Hunt	Chief Financial Officer, Chief Accounting Officer and Treasurer	November 17, 2023

/s/ Carmencita Whonder* Carmencita Whonder	Director	November 17, 2023

/s/ Emanuel Pearlman* Emanuel Pearlman	Director	November 17, 2023

/s/ Barbara Matas* Barbara Matas	Director	November 17, 2023

/s/ John J. Hannan* John J. Hannan	Director	November 17, 2023

/s/ R. Rudolph Reinfrank* R. Rudolph Reinfrank	Director	November 17, 2023

/s/ Elliot Stein, Jr.* Elliot Stein, Jr.	Director	November 17, 2023

/s/ Howard T. Widra* Howard T. Widra	Executive Chairman and Director	November 17, 2023

*By: /s/ Kristin Hester Kristin Hester, Attorney-in-fact, November 17, 2023.		November 17, 2023

The original power of attorney authorizing Kristin Hester to execute this Registration Statement, and any amendments thereto, for each director of the Registrant on whose behalf this Registration Statement is filed have been executed and incorporated by reference herein as Exhibit 16.

EXHIBIT INDEX

Exhibit No.	Exhibit

(11)	Opinion and Consent of Miles & Stockbridge P.C.

(12)	Opinion and Consent of Simpson Thacher & Bartlett LLP.

(14)(a)	Consent of Deloitte & Touche LLP (MidCap Financial Investment Corporation).

(14)(b)	Consent of PricewaterhouseCoopers LLP (MidCap Financial Investment Corporation).

(14)(c)	Consent of Deloitte & Touche LLP (Apollo Senior Floating Rate Fund Inc.).

(14)(d)	Consent of Deloitte & Touche LLP (Apollo Tactical Income Fund Inc.).

(14)(e)	Consent of PricewaterhouseCoopers LLP (Merx Aviation Finance LLC).

(16)	Power of Attorney.

(17)(a)	Consent of Lazard Frères & Co. LLC.

(17)(b)	Consent of Keefe, Bruyette & Woods, Inc.

(17)(c)	Consent of Keefe, Bruyette & Woods, Inc.

(17)(d)	Form of Proxy Card of MidCap Financial Investment Corporation.

(17)(e)	Form of Proxy Card of Apollo Senior Floating Rate Fund Inc.

(17)(f)	Form of Proxy Card of Apollo Tactical Income Fund Inc.

(18)	Filing Fee Table.